UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)    (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2013

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2013, enclosed.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2013

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Schwab® S&P 500 Index Fund (Ticker Symbol: SWPPX)	27.06%

S&P 500® Index	27.18%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	27.85%

Schwab 1000 Index®	28.27%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	36.23%

Russell 2000® Index	36.28%
Fund Category: Morningstar Small Blend	35.17%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	28.76%

Dow Jones U.S. Total Stock Market Index	28.86%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 12-13

Schwab International Index Fund®[1] (Ticker Symbol: SWISX)	26.40%

MSCI EAFE® Index (Net)*	26.88%
Fund Category: Morningstar Foreign Large Blend	23.08%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	Effective February 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes and provides a better basis for comparing the fund’s performance. The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Equity Index Funds. Each fund employs an indexing strategy to track the performance of a particular stock market benchmark, seeking returns by modeling its portfolios according to the benchmark index.

Turning to the 12 months ended October 31, 2013, the funds generated returns that were generally aligned with their respective indices, and reflected a strong rally by stocks. The backdrop for these performances included Federal Reserve focus on keeping interest rates low through a policy of quantitative easing to stimulate the U.S. economy. Equities generally benefitted from this accommodative monetary policy stance. However, signs of economic improvement in the U.S. led the Fed to initially consider “tapering” this stimulus program. Long-term interest rates rose in response, and stocks traditionally known for paying high dividends underperformed. In spite of expectations to the contrary, the Fed’s anticipated tapering never materialized. This generally benefitted stocks and helped the market overcome uncertainty regarding a brief U.S. federal government shutdown and budgetary gridlock. Reflecting this environment, the S&P 500 Index returned 27.2% for the reporting period.

Equities in developed markets also performed well. Pockets of economic improvement in some countries, combined with low interest rates in many

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

Turning to the 12 months ended October 31, 2013, the funds generated returns that were generally aligned with their respective indices, and reflected a strong rally by stocks.

parts of the world and relative stability in the euro zone, supported the performance of overseas stocks. Amid this backdrop, the MSCI EAFE Index returned 26.9%* for the reporting period.

For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about the Schwab Equity Index Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

* The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes. For full definitions of the referenced indices, please see the Glossary.

4 Schwab Equity Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Ron Toll, Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Total Stock Market Index Fund. Mr. Toll has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1998. His previous roles included serving as a manager in Portfolio Operations, and as a manager in Portfolio Operations and Analytics.

Schwab Equity Index Funds 5

Schwab® S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 27.06% for the 12-month period ended October 31, 2013, compared with the index, which returned 27.18%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Large-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 16% of the fund. Financials stocks also performed well, returning approximately 32%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Berkshire Hathaway Inc., a holding company that owns subsidiaries in a variety of business sectors. The fund’s Berkshire Hathaway Inc. holdings returned approximately 33%.

The Consumer Discretionary sector, which represented an average weight of nearly 12% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 40%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Amazon.com, Inc., an online retailer that offers a wide range of products. The fund’s Amazon.com, Inc. holdings returned approximately 56%.

The Telecommunication Services sector generated positive returns for the fund, but was among the weakest total return contributors. This sector represented an average weight of approximately 3% of the fund, and returned approximately 13%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned approximately -6%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned approximately 10%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

As of 10/31/13:

 Statistics

Number of Holdings	504
Weighted Average Market Cap ($ x 1,000,000)	$110,786
Price/Earnings Ratio (P/E)	18.8
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	1%

 Sector Weightings % of Investments

Information Technology	17.3%
Financials	15.6%
Health Care	12.7%
Consumer Discretionary	12.2%
Industrials	10.5%
Energy	10.3%
Consumer Staples	9.9%
Materials	3.4%
Utilities	3.1%
Telecommunication Services	2.4%
Other	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.0%
Exxon Mobil Corp.	2.4%
Google, Inc., Class A	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.6%
Chevron Corp.	1.4%
The Procter & Gamble Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.3%
Wells Fargo & Co.	1.3%
Total	17.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab® S&P 500 Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)	27.06%	15.10%	7.41%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.09%; Gross 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Standard & Poor’s® S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 27.85% for the 12-month period ended October 31, 2013, compared with the index, which returned 28.27%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Large-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 17% of the fund. Financials stocks also performed well, returning approximately 31%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Berkshire Hathaway Inc., a holding company that owns subsidiaries in a variety of business sectors. The fund’s Berkshire Hathaway Inc. holdings returned approximately 33%.

The Consumer Discretionary sector, which represented an average weight of approximately 13% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 41%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Amazon.com, Inc., an online retailer that offers a wide range of products. The fund’s Amazon.com, Inc. holdings returned approximately 56%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. This sector represented an average weight of almost 3% of the fund, and returned approximately 14%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned approximately -6%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned roughly 11%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

As of 10/31/13:

 Statistics

Number of Holdings	988
Weighted Average Market Cap ($ x 1,000,000)	$97,967
Price/Earnings Ratio (P/E)	19.7
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	17.5%
Financials	16.5%
Consumer Discretionary	13.0%
Health Care	12.2%
Industrials	11.2%
Energy	10.0%
Consumer Staples	9.2%
Materials	3.7%
Utilities	3.2%
Telecommunication Services	2.3%
Other	1.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	2.6%
Exxon Mobil Corp.	2.2%
Google, Inc., Class A	1.6%
Microsoft Corp.	1.5%
General Electric Co.	1.5%
Johnson & Johnson	1.4%
Chevron Corp.	1.3%
The Procter & Gamble Co.	1.2%
Wells Fargo & Co.	1.1%
Berkshire Hathaway, Inc., Class B	1.1%
Total	15.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	27.85%	15.41%	7.56%
Schwab 1000 Index®	28.27%	15.74%	7.86%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.29%; Gross 0.34%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 36.23% for the 12-month period ended October 31, 2013, compared with the index, which returned 36.28%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, the fund engaged in securities lending, which positively contributed to the fund’s performance versus the index.

Market Highlights. Small-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks comprising approximately 17% of the fund. Information Technology stocks also performed well, returning approximately 43%, and reflecting the performance of companies involved in Internet and software services. One significant contributor in this sector was CoStar Group Inc., a company that provides building-specific information to the U.S. commercial real estate industry. The fund’s CoStar Group Inc. holdings returned approximately 114%.

The Financials sector also provided a meaningful contribution to the fund’s total return. Financials stocks represented an average weight of approximately 23% of the fund, and returned 28%, reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was MGIC Investment Corporation, which provides private mortgage insurance coverage. The fund’s MGIC Investment Corporation holdings returned approximately 373%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. This sector represented an average weight of approximately 1% of the fund, and returned approximately 27%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was NII Holdings Inc., a mobile communications provider. The fund’s NII Holdings Inc. shares returned approximately -49%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return contribution. The fund’s Utilities stocks returned approximately 14%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Atlantic Power Corporation, which holds indirect interests in non-utility electric generating facilities. The fund’s Atlantic Power Corporation holdings returned approximately -67%.

As of 10/31/13:

 Statistics

Number of Holdings	1,987
Weighted Average Market Cap ($ x 1,000,000)	$1,697
Price/Earnings Ratio (P/E)	10.0
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	11%

 Sector Weightings % of Investments

Financials	21.9%
Information Technology	17.0%
Industrials	14.0%
Consumer Discretionary	13.2%
Health Care	12.1%
Energy	5.7%
Materials	4.7%
Consumer Staples	3.8%
Utilities	3.0%
Telecommunication Services	0.7%
Other	3.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

CoStar Group, Inc.	0.3%
athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.3%
The Middleby Corp.	0.3%
The Ultimate Software Group, Inc.	0.3%
US Airways Group, Inc.	0.3%
Align Technology, Inc.	0.3%
Brunswick Corp.	0.2%
Rite Aid Corp.	0.2%
Prosperity Bancshares, Inc.	0.2%
Total	2.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	36.23%	18.80%	9.72%
Russell 2000® Index	36.28%	17.04%	9.03%
Small-Cap Spliced Index[3]	36.28%	18.93%	9.82%
Fund Category: Morningstar Small Blend	35.17%	17.34%	9.02%

Fund Expense Ratios4: Net 0.25%; Gross 0.29%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	The Small-Cap Spliced Index is an internally calculated index, comprised of the Schwab Small-Cap Index (the fund’s former comparative index) from inception of the fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
[4]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.08%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the funds use a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 28.76% for the 12-month period ended October 31, 2013, compared with the index, which returned 28.86%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households, and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 17% of the fund. Financials stocks also performed well, returning approximately 30%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Berkshire Hathaway Inc., a holding company that owns subsidiaries in a variety of business sectors. The fund’s Berkshire Hathaway Inc. holdings returned approximately 33%.

The Consumer Discretionary sector, which represented an average weight of approximately 13% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 41%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Amazon.com, Inc., an online retailer that offers a wide range of products. The fund’s Amazon.com, Inc. holdings returned approximately 56%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. This sector represented an average weight of approximately 3% of the fund, and returned approximately 15%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned approximately -6%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned approximately 12%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

As of 10/31/13:

 Statistics

Number of Holdings	2,432
Weighted Average Market Cap ($ x 1,000,000)	$90,060
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Information Technology	17.2%
Financials	16.8%
Consumer Discretionary	12.9%
Health Care	12.1%
Industrials	11.1%
Energy	9.4%
Consumer Staples	8.6%
Materials	3.7%
Utilities	3.1%
Telecommunication Services	2.2%
Other	2.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	2.4%
Exxon Mobil Corp.	2.0%
Google, Inc., Class A	1.4%
Microsoft Corp.	1.3%
General Electric Co.	1.3%
Johnson & Johnson	1.3%
Chevron Corp.	1.1%
The Procter & Gamble Co.	1.1%
Wells Fargo & Co.	1.0%
Berkshire Hathaway, Inc., Class B	1.0%
Total	13.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	28.76%	15.99%	8.15%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	8.13%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.09%; Gross 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

“Dow Jones” and “The Dow Jones U.S. Total Stock Market Index” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market Index, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of the MSCI EAFE Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 26.40% for the 12-month period ended October 31, 2013, compared with the index, which returned 26.88%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, timing differences in foreign exchange calculations detracted from the fund’s relative performance.*

Market Highlights. Stocks in developed international markets performed well, generating double-digit overall returns for the 12-month report period. Relative stability in the euro zone, some pockets of improvement in a few developed international economies, and central bank policies aimed at keeping interest rates low in many parts of the world were some of the factors supporting stocks, while major overseas currencies finished mixed versus the U.S. dollar.

Contributors and Detractors. Japanese stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 21%. In U.S. dollar terms, the fund’s Japanese stocks returned approximately 34%. One significant contributor in this market was Toyota Motor Corporation, a passenger vehicle company. The fund’s Toyota Motor Corporation holdings returned approximately 71% in U.S. dollar terms.

U.K. stocks also provided a meaningful contribution to the fund’s total return, and represented an average weight of approximately 22%. In U.S. dollar terms, the fund’s U.K. stocks returned approximately 21%. One significant contributor in this market was Vodafone Group PLC, a mobile telecommunications company. The fund’s Vodafone Group PLC holdings returned approximately 41% in U.S. dollar terms.

Israeli stocks generated positive returns for the fund, but were the weakest total return contributors from a country perspective. These stocks represented an average weight of less than 1% of the fund, and in U.S. dollar terms, returned approximately 1%. One significant detractor in this market was Teva Pharmaceutical Industries Ltd., a global pharmaceutical company. The fund’s Teva Pharmaceutical Industries Ltd. holdings returned approximately -5% in U.S. dollar terms.

Stocks from New Zealand also contributed little to the fund’s total return, while performing well on an absolute basis. New Zealand stocks represented less than 1% of the fund, while returning approximately 24% in U.S. dollar terms. One of the weaker contributors in this market was Contact Energy Limited, a diversified and integrated energy company. The fund’s Contact Energy Limited holdings returned approximately 1%.

As of 10/31/13:

 Statistics

Number of Holdings	921
Weighted Average Market Cap ($ x 1,000,000)	$61,996
Price/Earnings Ratio (P/E)	18.9
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate	5%

 Sector Weightings % of Investments

Financials	25.0%
Industrials	12.4%
Consumer Discretionary	11.4%
Consumer Staples	10.8%
Health Care	9.7%
Materials	7.8%
Energy	6.7%
Telecommunication Services	5.5%
Information Technology	4.1%
Utilities	3.5%
Other	3.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Nestle S.A. – Reg’d	1.7%
HSBC Holdings plc	1.5%
Roche Holding AG	1.5%
Toyota Motor Corp.	1.3%
Novartis AG – Reg’d	1.3%
Vodafone Group plc	1.3%
BP plc	1.1%
Total S.A.	1.0%
GlaxoSmithKline plc	1.0%
Sanofi	0.9%
Total	12.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	26.40%	11.32%	7.67%
MSCI EAFE® Index (Net)[3]	26.88%	11.99%	7.71%
MSCI EAFE® Index (Gross)[3]	27.40%	12.52%	8.20%
International Spliced Index[4]	26.96%	11.78%	7.89%
Fund Category: Morningstar Foreign Large Blend	23.08%	11.74%	7.45%

Fund Expense Ratios5: Net 0.19%; Gross 0.23%

 Country Weightings % of Investments

United Kingdom	21.0%
Japan	20.3%
France	9.6%
Switzerland	8.7%
Germany	8.6%
Australia	7.9%
Spain	3.3%
Sweden	3.1%
Hong Kong	2.8%
Netherlands	2.6%
Other Countries	12.1%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Effective February 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes and provides a better basis for comparing the fund’s performance. The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The International Spliced Index is an internally calculated index, comprised of the Schwab International Index (the fund’s former comparative index) from inception of the fund until the close of business on December 20, 2011, the MSCI EAFE Index (Gross) from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab® S&P 500 Index Fund
Actual Return	0.09%	$1,000.00	$1,110.80	$0.48
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000.00	$1,113.90	$1.55
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.74	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.17%	$1,000.00	$1,168.90	$0.93
Hypothetical 5% Return	0.17%	$1,000.00	$1,024.35	$0.87

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000.00	$1,119.00	$0.48
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000.00	$1,083.20	$1.00
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.25	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	22.35	19.82	18.70	16.28	15.28

Income (loss) from investment operations:
Net investment income (loss)	0.52	0.44	0.39	0.35	0.20
Net realized and unrealized gains (losses)	5.40	2.49	1.09	2.31	1.22

Total from investment operations	5.92	2.93	1.48	2.66	1.42
Less distributions:
Distributions from net investment income	(0.49)	(0.40)	(0.36)	(0.24)	(0.42)

Net asset value at end of period	27.78	22.35	19.82	18.70	16.28

Total return (%)	27.06	15.09	7.97	16.50	9.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.13	[2]
Gross operating expenses	0.09	0.10	0.10	0.10	0.16
Net investment income (loss)	2.10	2.09	1.96	1.97	2.09
Portfolio turnover rate	1	2	3	2	3	[3]
Net assets, end of period ($ x 1,000,000)	17,121	12,687	10,909	10,007	8,718

1 Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
3 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

See financial notes 17

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.2%	Common Stock	10,242,641,102	16,648,423,804
2.6%	Short-Term Investments	437,649,083	437,649,083

99.8%	Total Investments	10,680,290,185	17,086,072,887
0.1%	Collateral Invested for Securities on Loan	20,143,201	20,143,201
0.1%	Other Assets and Liabilities, Net		14,822,536

100.0%	Net Assets		17,121,038,624

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.2% of net assets

Automobiles & Components 1.1%
Other Securities		1.1	193,128,646

Banks 2.8%
Wells Fargo & Co.	5,149,209	1.3	219,819,732
Other Securities		1.5	250,524,800

		2.8	470,344,532

Capital Goods 7.9%
3M Co.	691,919	0.5	87,078,006
General Electric Co.	10,901,752	1.7	284,971,797
The Boeing Co.	739,654	0.6	96,524,847
United Technologies Corp.	899,535	0.5	95,575,594
Other Securities		4.6	796,238,324

		7.9	1,360,388,568

Commercial & Professional Supplies 0.7%
Other Securities		0.7	111,184,191

Consumer Durables & Apparel 1.2%
Other Securities		1.2	202,719,721

Consumer Services 1.8%
McDonald’s Corp.	1,073,638	0.6	103,627,540
Other Securities		1.2	200,627,293

		1.8	304,254,833

Diversified Financials 8.0%
American Express Co.	999,741	0.5	81,778,814
Bank of America Corp.	11,448,611	0.9	159,822,610
Berkshire Hathaway, Inc., Class B *	1,923,330	1.3	221,336,816
Citigroup, Inc.	3,240,747	0.9	158,083,639
JPMorgan Chase & Co.	4,011,331	1.2	206,744,000
The Charles Schwab Corp. (a)	1,232,381	0.2	27,913,430
Other Securities		3.0	512,161,313

		8.0	1,367,840,622

Energy 10.2%
Chevron Corp.	2,058,934	1.4	246,989,723
ConocoPhillips	1,299,390	0.6	95,245,287
Exxon Mobil Corp.	4,687,841	2.4	420,124,310
Occidental Petroleum Corp.	858,650	0.5	82,499,092
Schlumberger Ltd.	1,420,015	0.8	133,083,806
Other Securities		4.5	775,902,953

		10.2	1,753,845,171

Food & Staples Retailing 2.4%
CVS Caremark Corp.	1,309,051	0.5	81,501,515
Wal-Mart Stores, Inc.	1,727,302	0.8	132,570,429
Other Securities		1.1	188,082,892

		2.4	402,154,836

Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	2,117,791	0.5	78,845,359
PepsiCo, Inc.	1,643,463	0.8	138,198,804
Philip Morris International, Inc.	1,724,346	0.9	153,673,715
The Coca-Cola Co.	4,062,856	0.9	160,767,212
Other Securities		2.2	383,590,073

		5.3	915,075,163

Health Care Equipment & Services 4.1%
Other Securities		4.1	695,978,837

Household & Personal Products 2.2%
The Procter & Gamble Co.	2,918,590	1.4	235,676,142
Other Securities		0.8	144,972,573

		2.2	380,648,715

Insurance 2.9%
American International Group, Inc.	1,566,554	0.5	80,912,514
Other Securities		2.4	421,681,110

		2.9	502,593,624

Materials 3.4%
Other Securities		3.4	584,157,134

18 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.6%
Comcast Corp., Class A	2,776,464	0.8	132,104,157
The Walt Disney Co.	1,770,483	0.7	121,437,429
Other Securities		2.1	365,951,119

		3.6	619,492,705

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	1,689,586	0.5	81,860,442
Amgen, Inc.	797,759	0.5	92,540,044
Bristol-Myers Squibb Co.	1,754,464	0.5	92,144,449
Gilead Sciences, Inc. *	1,631,150	0.7	115,795,339
Johnson & Johnson	3,003,125	1.6	278,119,406
Merck & Co., Inc.	3,118,514	0.8	140,613,796
Pfizer, Inc.	7,035,733	1.3	215,856,289
Other Securities		2.7	452,801,415

		8.6	1,469,731,180

Real Estate 1.9%
Other Securities		1.9	330,352,892

Retailing 4.5%
Amazon.com, Inc. *	394,380	0.9	143,566,151
The Home Depot, Inc.	1,540,150	0.7	119,962,283
Other Securities		2.9	499,052,197

		4.5	762,580,631

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	5,309,105	0.8	129,701,435
Other Securities		1.2	210,639,262

		2.0	340,340,697

Software & Services 9.1%
Google, Inc., Class A *	298,107	1.8	307,223,112
International Business Machines Corp.	1,098,890	1.2	196,932,077
MasterCard, Inc., Class A	110,549	0.5	79,274,688
Microsoft Corp.	8,078,031	1.7	285,558,396
Oracle Corp.	3,799,886	0.7	127,296,181
Visa, Inc., Class A	550,100	0.6	108,188,167
Other Securities		2.6	453,213,855

		9.1	1,557,686,476

Technology Hardware & Equipment 6.2%
Apple, Inc.	968,154	3.0	505,715,242
Cisco Systems, Inc.	5,713,628	0.7	128,556,630
QUALCOMM, Inc.	1,821,665	0.7	126,551,067
Other Securities		1.8	300,320,067

		6.2	1,061,143,006

Telecommunication Services 2.4%
AT&T, Inc.	5,672,236	1.2	205,334,943
Verizon Communications, Inc.	3,049,578	0.9	154,034,185
Other Securities		0.3	58,466,716

		2.4	417,835,844

Transportation 1.9%
United Parcel Service, Inc., Class B	769,918	0.4	75,636,744
Other Securities		1.5	248,009,989

		1.9	323,646,733

Utilities 3.0%
Other Securities		3.0	521,299,047

Total Common Stock
(Cost $10,242,641,102)			16,648,423,804

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.6% of net assets

Time Deposits 2.4%
Skandinaviska Enskilda Banken
0.03%, 11/01/13	190,701,794	1.1	190,701,794
Societe Generale
0.03%, 11/01/13	214,723,131	1.2	214,723,131
Other Securities		0.1	10,224,304

		2.4	415,649,229

U.S. Treasury Obligations 0.2%
Other Securities		0.2	21,999,854

Total Short-Term Investments
(Cost $437,649,083)			437,649,083

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (e)	20,143,201	0.1	20,143,201

Total Collateral Invested for Securities on Loan
(Cost $20,143,201)			20,143,201

End of Collateral Invested for Securities on Loan.

At 10/31/13, tax basis cost of the fund’s investments was $10,717,310,195 and the unrealized appreciation and depreciation were $7,023,566,575 and ($654,803,883), respectively, with a net unrealized appreciation of $6,368,762,692.

See financial notes 19

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $19,513,953.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	4,920	430,746,000	10,951,103

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$16,648,423,804	$—	$—	$16,648,423,804
Short-Term Investments[1]	—	437,649,083	—	437,649,083

Total	$16,648,423,804	$437,649,083	$—	$17,086,072,887

Other Financial Instruments
Collateral Invested for Securities on Loan	$20,143,201	$—	$—	$20,143,201
Futures Contract[2]	10,951,103	—	—	10,951,103

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $15,517,881)		$27,913,430
Investments in unaffiliated issuers, at value (cost $10,664,772,304) including securities on loan of $19,513,953	+	17,058,159,457

Total investments, at value (cost $10,680,290,185)		17,086,072,887
Collateral invested for securities on loan		20,143,201
Receivables:
Fund shares sold		39,205,684
Dividends		16,913,159
Foreign tax reclaims		25,838
Income from securities on loan		18,833
Interest		346
Prepaid expenses	+	276,148

Total assets		17,162,656,096

Liabilities

Collateral held for securities on loan		20,143,201
Payables:
Investment adviser and administrator fees		82,245
Shareholder service fees		31,645
Independent trustees’ fees		14
Fund shares redeemed		18,493,793
Variation margin on futures contracts		2,361,600
Accrued expenses	+	504,974

Total liabilities		41,617,472

Net Assets

Total assets		17,162,656,096
Total liabilities	−	41,617,472

Net assets		$17,121,038,624

Net Assets by Source
Capital received from investors		10,818,088,774
Net investment income not yet distributed		231,017,629
Net realized capital losses		(344,801,584)
Net unrealized capital appreciation		6,416,733,805

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$17,121,038,624		616,413,990		$27.78

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$265,675
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $218,887)		323,309,294
Interest		121,887
Securities on loan	+	651,824

Total investment income		324,348,680

Expenses

Investment adviser and administrator fees		8,879,397
Shareholder service fees		2,863,824
Transfer agent fees		414,927
Portfolio accounting fees		341,057
Registration fees		336,918
Shareholder reports		299,994
Custodian fees		267,326
Independent trustees’ fees		107,140
Professional fees		95,892
Index fee		74,795
Other expenses	+	321,650

Total expenses		14,002,920
Expense reduction by CSIM and its affiliates	−	683,825

Net expenses	−	13,319,095

Net investment income		311,029,585

Realized and Unrealized Gains (Losses)

Net realized losses on unaffiliated investments		(14,416,210)
Net realized gains on futures contracts	+	67,946,299

Net realized gains		53,530,089
Net change in unrealized appreciation on affiliated issuer		10,203,701
Net change in unrealized appreciation on unaffiliated investments		3,140,413,722
Net change in unrealized appreciation on futures contracts	+	16,087,228

Net change in unrealized appreciation	+	3,166,704,651

Net realized and unrealized gains		3,220,234,740

Increase in net assets resulting from operations		$3,531,264,325

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$311,029,585	$249,809,268
Net realized gains		53,530,089	34,935,609
Net change in unrealized appreciation	+	3,166,704,651	1,365,738,638

Increase in net assets from operations		3,531,264,325	1,650,483,515

Distributions to Shareholders

Distributions from net investment income		($278,278,089)	($218,494,240)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		155,380,507	$3,830,088,605	94,452,205	$2,011,893,595
Shares reinvested		11,251,940	248,330,312	10,225,170	196,221,005
Shares redeemed	+	(117,760,806)	(2,897,316,141)	(87,533,037)	(1,861,743,855)

Net transactions in fund shares		48,871,641	$1,181,102,776	17,144,338	$346,370,745

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		567,542,349	$12,686,949,612	550,398,011	$10,908,589,592
Total increase	+	48,871,641	4,434,089,012	17,144,338	1,778,360,020

End of period		616,413,990	$17,121,038,624	567,542,349	$12,686,949,612

Net investment income not yet distributed			$231,017,629		$200,192,592

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	40.23	37.44	35.79	31.00	28.69

Income (loss) from investment operations:
Net investment income (loss)	0.81 [2]	0.71 [2]	0.62 [2]	0.57 [2]	0.54	[2]
Net realized and unrealized gains (losses)	9.74	4.32	2.07	4.80	2.41

Total from investment operations	10.55	5.03	2.69	5.37	2.95
Less distributions:
Distributions from net investment income	(0.81)	(0.72)	(0.57)	(0.58)	(0.64)
Distributions from net realized gains	(1.66)	(1.52)	(0.47)	—	—

Total distributions	(2.47)	(2.24)	(1.04)	(0.58)	(0.64)

Net asset value at end of period	48.31	40.23	37.44	35.79	31.00

Total return (%)	27.85	14.38	7.60	17.51	10.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.29	0.38	[3]
Gross operating expenses	0.34	0.34	0.34	0.35	0.44
Net investment income (loss)	1.87	1.85	1.64	1.71	1.96
Portfolio turnover rate	4	4	5	5	4
Net assets, end of period ($ x 1,000,000)	5,887	4,848	4,552	4,575	4,279

1 Effective September 18, 2009, the Select Share class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

24 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	1,947,182,663	5,812,765,310
1.1%	Other Investment Company	65,007,364	65,007,364
0.1%	Short-Term Investment	2,899,981	2,899,981

99.9%	Total Investments	2,015,090,008	5,880,672,655
0.5%	Collateral Invested for Securities on Loan	27,618,344	27,618,344
(0.4%)	Other Assets and Liabilities, Net		(21,059,399)

100.0%	Net Assets		5,887,231,600

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.3%
Other Securities		1.3	74,683,791

Banks 2.9%
Wells Fargo & Co.	1,572,396	1.1	67,125,585
Other Securities		1.8	101,651,787

		2.9	168,777,372

Capital Goods 8.3%
3M Co.	210,354	0.4	26,473,051
General Electric Co.	3,299,302	1.5	86,243,754
The Boeing Co.	224,889	0.5	29,348,014
United Technologies Corp.	270,303	0.5	28,719,694
Other Securities		5.4	318,700,402

		8.3	489,484,915

Commercial & Professional Supplies 0.8%
Other Securities		0.8	49,908,492

Consumer Durables & Apparel 1.4%
Other Securities		1.4	84,808,534

Consumer Services 2.0%
McDonald’s Corp.	323,736	0.5	31,246,999
Other Securities		1.5	87,420,489

		2.0	118,667,488

Diversified Financials 7.5%
American Express Co.	299,877	0.4	24,529,939
Bank of America Corp.	3,490,541	0.8	48,727,952
Berkshire Hathaway, Inc., Class B *	583,112	1.1	67,104,529
Citigroup, Inc.	987,956	0.8	48,192,494
JPMorgan Chase & Co.	1,216,778	1.1	62,712,738
The Charles Schwab Corp. (a)	367,065	0.1	8,314,022
Other Securities		3.2	179,132,295

		7.5	438,713,969

Energy 10.0%
Chevron Corp.	625,237	1.3	75,003,430
ConocoPhillips	397,266	0.5	29,119,598
Exxon Mobil Corp.	1,426,063	2.2	127,803,766
Occidental Petroleum Corp.	259,716	0.4	24,953,513
Schlumberger Ltd.	427,447	0.7	40,060,333
Other Securities		4.9	290,970,395

		10.0	587,911,035

Food & Staples Retailing 2.1%
CVS Caremark Corp.	398,011	0.4	24,780,165
Wal-Mart Stores, Inc.	532,527	0.7	40,871,447
Other Securities		1.0	59,425,195

		2.1	125,076,807

Food, Beverage & Tobacco 5.0%
Altria Group, Inc.	649,205	0.4	24,169,902
PepsiCo, Inc.	500,385	0.7	42,077,375
Philip Morris International, Inc.	524,365	0.8	46,731,409
The Coca-Cola Co.	1,226,248	0.8	48,522,633
Other Securities		2.3	131,271,103

		5.0	292,772,422

Health Care Equipment & Services 4.2%
Other Securities		4.2	244,969,779

Household & Personal Products 2.1%
The Procter & Gamble Co.	888,719	1.2	71,764,059
Other Securities		0.9	53,362,979

		2.1	125,127,038

Insurance 3.3%
American International Group, Inc.	481,976	0.4	24,894,060
Other Securities		2.9	167,606,988

		3.3	192,501,048

Materials 3.7%
Other Securities		3.7	219,826,158

See financial notes 25

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.7%
Comcast Corp., Class A	850,823	0.7	40,482,158
The Walt Disney Co.	538,260	0.6	36,919,254
Other Securities		2.4	142,076,096

		3.7	219,477,508

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	516,646	0.4	25,031,499
Amgen, Inc.	244,902	0.5	28,408,632
Bristol-Myers Squibb Co.	529,739	0.5	27,821,892
Gilead Sciences, Inc. *	491,644	0.6	34,901,807
Johnson & Johnson	914,287	1.4	84,672,119
Merck & Co., Inc.	948,118	0.7	42,750,641
Pfizer, Inc.	2,144,851	1.1	65,804,029
Other Securities		2.8	164,119,241

		8.0	473,509,860

Real Estate 2.8%
Other Securities		2.8	167,276,719

Retailing 4.6%
Amazon.com, Inc. *	119,941	0.7	43,662,122
The Home Depot, Inc.	464,035	0.6	36,143,686
Other Securities		3.3	188,124,755

		4.6	267,930,563

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	1,617,180	0.7	39,507,708
Other Securities		1.3	77,839,023

		2.0	117,346,731

Software & Services 9.7%
Facebook, Inc., Class A *	528,600	0.5	26,567,436
Google, Inc., Class A *	90,628	1.6	93,399,404
International Business Machines Corp.	333,640	1.0	59,791,624
MasterCard, Inc., Class A	33,984	0.4	24,369,926
Microsoft Corp.	2,455,838	1.5	86,813,873
Oracle Corp.	1,155,210	0.7	38,699,535
Visa, Inc., Class A	167,200	0.6	32,883,224
Other Securities		3.4	209,157,575

		9.7	571,682,597

Technology Hardware & Equipment 5.8%
Apple, Inc.	294,330	2.6	153,743,275
Cisco Systems, Inc.	1,737,715	0.7	39,098,587
QUALCOMM, Inc.	555,178	0.7	38,568,216
Other Securities		1.8	109,380,053

		5.8	340,790,131

Telecommunication Services 2.3%
AT&T, Inc.	1,720,677	1.1	62,288,507
Verizon Communications, Inc.	934,057	0.8	47,179,219
Other Securities		0.4	28,008,150

		2.3	137,475,876

Transportation 2.0%
United Parcel Service, Inc., Class B	234,035	0.4	22,991,598
Other Securities		1.6	93,651,182

		2.0	116,642,780

Utilities 3.2%
Other Securities		3.2	187,403,697

Total Common Stock
(Cost $1,947,182,663)			5,812,765,310

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	65,007,364	1.1	65,007,364

Total Other Investment Company
(Cost $65,007,364)			65,007,364

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	2,899,981

Total Short-Term Investment
(Cost $2,899,981)			2,899,981

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	27,618,344	0.5	27,618,344

Total Collateral Invested for Securities on Loan
(Cost $27,618,344)			27,618,344

End of Collateral Invested for Securities on Loan.

At 10/31/13, tax basis cost of the fund’s investments was $1,991,840,097 and the unrealized appreciation and depreciation were $3,917,847,320 and ($29,014,762), respectively, with a net unrealized appreciation of $3,888,832,558.

26 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $29,080,601.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	700	61,285,000	2,309,463

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$5,812,765,310	$—	$—	$5,812,765,310
Other Investment Company[1]	65,007,364	—	—	65,007,364
Short-Term Investment[1]	—	2,899,981	—	2,899,981

Total	$5,877,772,674	$2,899,981	$—	$5,880,672,655

Other Financial Instruments
Collateral Invested for Securities on Loan	$27,618,344	$—	$—	$27,618,344
Futures Contract[2]	2,309,463	—	—	2,309,463

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$64,997	$3,754	($4,047)	$—	($64,704)	$—	$—	$—

Total	$64,997	$3,754	($4,047)	$—	($64,704)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $1,803,228)		$8,314,022
Investments in unaffiliated issuers, at value (cost $2,013,286,780) including securities on loan of $29,080,601	+	5,872,358,633

Total investments, at value (cost $2,015,090,008)		5,880,672,655
Collateral invested for securities on loan		27,618,344
Receivables:
Dividends		5,376,939
Fund shares sold		3,137,573
Income from securities on loan		42,694
Foreign tax reclaims		7,684
Interest		26
Prepaid expenses	+	125,899

Total assets		5,916,981,814

Liabilities

Collateral held for securities on loan		27,618,344
Payables:
Investment adviser and administrator fees		88,591
Shareholder service fees		52,358
Fund shares redeemed		1,526,929
Variation margin on futures contracts		336,000
Accrued expenses	+	127,992

Total liabilities		29,750,214

Net Assets

Total assets		5,916,981,814
Total liabilities	−	29,750,214

Net assets		$5,887,231,600

Net Assets by Source
Capital received from investors		1,744,956,792
Net investment income not yet distributed		71,285,685
Net realized capital gains		203,097,013
Net unrealized capital appreciation		3,867,892,110

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$5,887,231,600		121,861,112		$48.31

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$88,096
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $78,874)		114,115,709
Interest		3,026
Securities on loan	+	706,606

Total investment income		114,913,437

Expenses

Investment adviser and administrator fees		12,027,118
Shareholder service fees		5,170,537
Portfolio accounting fees		154,799
Shareholder reports		150,494
Custodian fees		110,971
Transfer agent fees		101,668
Independent trustees’ fees		62,362
Professional fees		61,974
Registration fees		53,376
Interest expense		912
Other expenses	+	111,351

Total expenses		18,005,562
Expense reduction by CSIM and its affiliates	−	2,585,003
Custody credits	−	27

Net expenses	−	15,420,532

Net investment income		99,492,905

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		173,475,052
Net realized gains on futures contracts	+	5,336,419

Net realized gains		178,811,471
Net change in unrealized appreciation on affiliated issuer		3,329,279
Net change in unrealized appreciation on unaffiliated investments		1,020,334,566
Net change in unrealized appreciation on futures contracts	+	2,974,753

Net change in unrealized appreciation	+	1,026,638,598

Net realized and unrealized gains		1,205,450,069

Increase in net assets resulting from operations		$1,304,942,974

See financial notes 29

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$99,492,905	$87,953,893
Net realized gains		178,811,471	196,881,889
Net change in unrealized appreciation	+	1,026,638,598	349,793,722

Increase in net assets from operations		1,304,942,974	634,629,504

Distributions to Shareholders

Distributions from net investment income		(96,597,152)	(86,671,033)
Distributions from net realized gains	+	(197,828,775)	(183,283,175)

Total distributions		($294,425,927)	($269,954,208)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,372,908	$400,294,068	6,643,918	$254,453,021
Shares reinvested		6,695,843	255,781,218	6,777,525	235,112,352
Shares redeemed	+	(14,700,117)	(627,358,330)	(14,504,214)	(557,797,536)

Net transactions in fund shares		1,368,634	$28,716,956	(1,082,771)	($68,232,163)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		120,492,478	$4,847,997,597	121,575,249	$4,551,554,464
Total increase or decrease	+	1,368,634	1,039,234,003	(1,082,771)	296,443,133

End of period		121,861,112	$5,887,231,600	120,492,478	$4,847,997,597

Net investment income not yet distributed			$71,285,685		$69,309,270

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	21.26	20.55	19.18	15.14	13.85

Income (loss) from investment operations:
Net investment income (loss)	0.42 [2]	0.33 [2]	0.25 [2]	0.22 [2]	0.18	[2]
Net realized and unrealized gains (losses)	6.94	1.89	1.37	3.97	1.40

Total from investment operations	7.36	2.22	1.62	4.19	1.58
Less distributions:
Distributions from net investment income	(0.50)	(0.35)	(0.20)	(0.15)	(0.29)
Distributions from net realized gains	(0.50)	(1.16)	(0.05)	—	—

Total distributions	(1.00)	(1.51)	(0.25)	(0.15)	(0.29)

Net asset value at end of period	27.62	21.26	20.55	19.18	15.14

Total return (%)	36.23	11.87	8.45	27.85	11.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	0.17	0.19	0.19	0.28	[3]
Gross operating expenses	0.20	0.21	0.19	0.20	0.33
Net investment income (loss)	1.76	1.63	1.18	1.23	1.41
Portfolio turnover rate	11	41 [4]	26	33	26
Net assets, end of period ($ x 1,000,000)	2,351	1,675	1,502	1,406	1,142

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
4 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Common Stock	1,537,930,364	2,275,773,764
0.0%	Rights	—	—
0.0%	Warrants	—	—
3.9%	Short-Term Investments	92,364,342	92,364,342

100.7%	Total Investments	1,630,294,706	2,368,138,106
3.9%	Collateral Invested for Securities on Loan	90,885,937	90,885,937
(4.6%)	Other Assets and Liabilities, Net		(107,670,879)

100.0%	Net Assets		2,351,353,164

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.8% of net assets

Automobiles & Components 1.0%
Tenneco, Inc. *	87,900	0.2	4,664,853
Other Securities		0.8	19,500,890

		1.0	24,165,743

Banks 8.5%
Firstmerit Corp.	240,515	0.2	5,401,967
Prosperity Bancshares, Inc.	87,900	0.2	5,489,355
Other Securities		8.1	188,181,433

		8.5	199,072,755

Capital Goods 8.9%
Acuity Brands, Inc.	61,700	0.3	6,201,467
Chart Industries, Inc. *	43,700	0.2	4,696,439
EnerSys, Inc.	69,178	0.2	4,589,960
HEICO Corp.	95,806	0.2	5,133,299
Teledyne Technologies, Inc. *	55,300	0.2	4,911,746
The Middleby Corp. *	27,052	0.3	6,158,388
Other Securities		7.5	177,382,448

		8.9	209,073,747

Commercial & Professional Supplies 3.4%
Other Securities		3.4	80,467,570

Consumer Durables & Apparel 2.9%
Brunswick Corp.	129,800	0.2	5,857,874
Fifth & Pacific Cos., Inc. *	171,400	0.2	4,540,386
Wolverine World Wide, Inc.	73,036	0.2	4,217,099
Other Securities		2.3	52,940,968

		2.9	67,556,327

Consumer Services 4.1%
Sotheby’s	98,300	0.2	5,101,770
Other Securities		3.9	90,620,126

		4.1	95,721,896

Diversified Financials 3.7%
Portfolio Recovery Associates, Inc. *	73,329	0.2	4,359,409
Prospect Capital Corp.	401,000	0.2	4,547,340
Other Securities		3.3	78,385,646

		3.7	87,292,395

Energy 5.8%
Kodiak Oil & Gas Corp. *	384,400	0.2	4,985,668
Rosetta Resources, Inc. *	88,300	0.2	5,292,702
Other Securities		5.4	125,252,532

		5.8	135,530,902

Food & Staples Retailing 1.4%
Rite Aid Corp. *	1,063,800	0.2	5,670,054
United Natural Foods, Inc. *	70,882	0.2	5,064,519
Other Securities		1.0	21,519,254

		1.4	32,253,827

Food, Beverage & Tobacco 1.9%
The Hain Celestial Group, Inc. *	55,931	0.2	4,655,137
Other Securities		1.7	40,047,384

		1.9	44,702,521

Health Care Equipment & Services 6.8%
Align Technology, Inc. *	104,700	0.3	5,974,182
athenahealth, Inc. *	52,700	0.3	7,035,977
Centene Corp. *	79,592	0.2	4,469,887
HealthSouth Corp.	124,300	0.2	4,364,173
Medidata Solutions, Inc. *	37,900	0.2	4,180,749
Team Health Holdings, Inc. *	97,900	0.2	4,252,776
WellCare Health Plans, Inc. *	62,600	0.2	4,174,168
West Pharmaceutical Services, Inc.	98,930	0.2	4,783,265
Other Securities		5.0	119,812,035

		6.8	159,047,212

Household & Personal Products 0.5%
Other Securities		0.5	12,934,656

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Insurance 2.3%
CNO Financial Group, Inc.	316,700	0.2	4,934,186
Other Securities		2.1	49,210,374

		2.3	54,144,560

Materials 4.7%
PolyOne Corp.	142,354	0.2	4,313,326
Other Securities		4.5	105,895,036

		4.7	110,208,362

Media 1.4%
Other Securities		1.4	32,204,564

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
Alnylam Pharmaceuticals, Inc. *	84,800	0.2	4,885,328
Isis Pharmaceuticals, Inc. *	163,600	0.2	5,442,972
Questcor Pharmaceuticals, Inc.	74,000	0.2	4,541,380
Other Securities		4.8	112,694,045

		5.4	127,563,725

Real Estate 7.6%
Highwoods Properties, Inc.	131,100	0.2	5,060,460
LaSalle Hotel Properties	149,726	0.2	4,648,992
RLJ Lodging Trust	178,100	0.2	4,498,806
Other Securities		7.0	163,693,986

		7.6	177,902,244

Retailing 4.0%
Lumber Liquidators Holdings, Inc. *	39,600	0.2	4,521,924
Other Securities		3.8	89,203,479

		4.0	93,725,403

Semiconductors & Semiconductor Equipment 3.2%
Other Securities		3.2	75,848,894

Software & Services 9.1%
Aspen Technology, Inc. *	135,400	0.2	5,176,342
CommVault Systems, Inc. *	68,300	0.2	5,332,864
CoStar Group, Inc. *	41,075	0.3	7,269,864
MAXIMUS, Inc.	98,696	0.2	4,781,821
PTC, Inc. *	173,200	0.2	4,801,104
The Ultimate Software Group, Inc. *	39,800	0.3	6,148,304
Tyler Technologies, Inc. *	44,900	0.2	4,342,279
WEX, Inc. *	55,976	0.2	5,225,360
Other Securities		7.3	170,188,925

		9.1	213,266,863

Technology Hardware & Equipment 4.8%
Belden, Inc.	62,800	0.2	4,223,928
FEI Co.	59,700	0.2	5,318,076
Other Securities		4.4	104,293,019

		4.8	113,835,023

Telecommunication Services 0.7%
Other Securities		0.7	17,099,998

Transportation 1.7%
US Airways Group, Inc. *	276,500	0.3	6,074,705
Other Securities		1.4	35,393,655

		1.7	41,468,360

Utilities 3.0%
Other Securities		3.0	70,686,217

Total Common Stock
(Cost $1,537,930,364)			2,275,773,764

Rights 0.0% of net assets

Banks 0.0%
Other Securities		0.0	—

Consumer Services 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 3.9% of net assets

Time Deposits 3.8%
Bank of Tokyo Mitsubishi
0.03%, 11/01/13	17,919,737	0.8	17,919,737
DNB
0.03%, 11/01/13	70,794,629	3.0	70,794,629

		3.8	88,714,366

U.S. Treasury Obligations 0.1%
Other Securities		0.1	3,649,976

Total Short-Term Investments
(Cost $92,364,342)			92,364,342

End of Investments.

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 3.9% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	90,885,937	3.9	90,885,937

Total Collateral Invested for Securities on Loan
(Cost $90,885,937)			90,885,937

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $1,639,221,728 and the unrealized appreciation and depreciation were $829,827,183 and ($100,910,805), respectively, with a net unrealized appreciation of $728,916,378.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $88,014,699.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	650	71,357,000	3,155,461

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,275,773,764	$—	$—	$2,275,773,764
Rights[1]	—	—	—	—
Warrants[1]	—	—	—	—
Short-Term Investments[1]	—	92,364,342	—	92,364,342

Total	$2,275,773,764	$92,364,342	$—	$2,368,138,106

Other Financial Instruments
Collateral Invested for Securities on Loan	$90,885,937	$—	$—	$90,885,937
Futures Contract[2]	3,155,461	—	—	3,155,461

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$319,479	$—	($202,848)	$—	$—	$—	($116,631)	$—

Total	$319,479	$—	($202,848)	$—	$—	$—	($116,631)	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 3 to Level 1 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,630,294,706) including securities on loan of $88,014,699		$2,368,138,106
Collateral invested for securities on loan		90,885,937
Receivables:
Investments sold		4,668,014
Fund shares sold		4,509,414
Dividends		825,453
Income from securities on loan		329,658
Interest		76
Prepaid expenses	+	41,422

Total assets		2,469,398,080

Liabilities

Collateral held for securities on loan		90,885,937
Payables:
Investments bought		25,458,179
Investment adviser and administrator fees		23,770
Shareholder service fees		4,486
Fund shares redeemed		914,594
Variation margin on futures contracts		575,898
Accrued expenses	+	182,052

Total liabilities		118,044,916

Net Assets

Total assets		2,469,398,080
Total liabilities	−	118,044,916

Net assets		$2,351,353,164

Net Assets by Source
Capital received from investors		1,493,142,111
Net investment income not yet distributed		17,941,421
Net realized capital gains		99,270,762
Net unrealized capital appreciation		740,998,870

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,351,353,164		85,145,641		$27.62

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $27,399)		$33,851,540
Interest		23,952
Securities on loan	+	4,549,702

Total investment income		38,425,194

Expenses

Investment adviser and administrator fees		2,986,400
Shareholder service fees		389,698
Index fee		233,494
Portfolio accounting fees		98,326
Registration fees		68,084
Transfer agent fees		65,161
Shareholder reports		64,179
Custodian fees		56,235
Professional fees		37,854
Independent trustees’ fees		20,219
Other expenses	+	39,644

Total expenses		4,059,294
Expense reduction by CSIM and its affiliates	−	674,708

Net expenses	−	3,384,586

Net investment income		35,040,608

Realized and Unrealized Gains (Losses)

Net realized gains on investments		91,184,165
Net realized gains on futures contracts		12,341,806
Net realized losses on foreign currency transactions	+	(406)

Net realized gains		103,525,565
Net change in unrealized appreciation on investments		470,396,765
Net change in unrealized appreciation on futures contracts		4,505,583
Net change in unrealized depreciation on foreign currency translations	+	(13)

Net change in unrealized appreciation	+	474,902,335

Net realized and unrealized gains		578,427,900

Increase in net assets resulting from operations		$613,468,508

36 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$35,040,608	$25,899,729
Net realized gains		103,525,565	42,756,059
Net change in unrealized appreciation	+	474,902,335	105,693,799

Increase in net assets from operations		613,468,508	174,349,587

Distributions to Shareholders

Distributions from net investment income		(39,112,389)	(25,652,389)
Distributions from net realized gains	+	(39,238,431)	(84,544,390)

Total distributions		($78,350,820)	($110,196,779)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,519,506	$419,420,964	13,103,409	$271,438,282
Shares reinvested		3,540,194	72,432,373	5,456,861	101,552,188
Shares redeemed	+	(14,685,439)	(350,359,363)	(12,880,545)	(264,077,786)

Net transactions in fund shares		6,374,261	$141,493,974	5,679,725	$108,912,684

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		78,771,380	$1,674,741,502	73,091,655	$1,501,676,010
Total increase	+	6,374,261	676,611,662	5,679,725	173,065,492

End of period		85,145,641	$2,351,353,164	78,771,380	$1,674,741,502

Net investment income not yet distributed			$17,941,421		$21,861,474

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	25.80	22.92	21.57	18.50	17.08

Income (loss) from investment operations:
Net investment income (loss)	0.57	0.47	0.41	0.37	0.24
Net realized and unrealized gains (losses)	6.70	2.83	1.33	3.02	1.55

Total from investment operations	7.27	3.30	1.74	3.39	1.79
Less distributions:
Distributions from net investment income	(0.54)	(0.42)	(0.39)	(0.32)	(0.37)

Net asset value at end of period	32.53	25.80	22.92	21.57	18.50

Total return (%)	28.76	14.71	8.14	18.53	10.92

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.21 [2]
Gross operating expenses	0.10	0.10	0.11	0.11	0.28
Net investment income (loss)	2.02	2.02	1.79	1.85	2.02
Portfolio turnover rate	2	3	1	3	5
Net assets, end of period ($ x 1,000,000)	3,183	2,240	1,747	1,470	1,205

1 Effective September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.9%	Common Stock	1,956,313,008	3,083,859,605
0.0%	Warrants	2	5
2.9%	Short-Term Investments	92,110,148	92,110,148

99.8%	Total Investments	2,048,423,158	3,175,969,758
0.6%	Collateral Invested for Securities on Loan	19,098,378	19,098,378
(0.4%)	Other Assets and Liabilities, Net		(11,681,245)

100.0%	Net Assets		3,183,386,891

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.9% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	39,441,928

Banks 3.3%
Wells Fargo & Co.	761,906	1.0	32,525,767
Other Securities		2.3	73,424,105

		3.3	105,949,872

Capital Goods 8.1%
3M Co.	102,400	0.4	12,887,040
General Electric Co.	1,614,166	1.3	42,194,299
The Boeing Co.	109,400	0.4	14,276,700
United Technologies Corp.	133,068	0.4	14,138,475
Other Securities		5.6	175,237,212

		8.1	258,733,726

Commercial & Professional Supplies 1.1%
Other Securities		1.1	33,645,546

Consumer Durables & Apparel 1.6%
Other Securities		1.6	50,381,381

Consumer Services 2.2%
McDonald’s Corp.	157,909	0.5	15,241,377
Other Securities		1.7	53,844,290

		2.2	69,085,667

Diversified Financials 6.8%
American Express Co.	149,250	0.4	12,208,650
Bank of America Corp.	1,694,056	0.7	23,649,022
Berkshire Hathaway, Inc., Class B *	284,774	1.0	32,771,792
Citigroup, Inc.	479,528	0.7	23,391,376
JPMorgan Chase & Co.	593,544	1.0	30,591,258
The Charles Schwab Corp. (a)	182,326	0.1	4,129,684
Other Securities		2.9	91,312,126

		6.8	218,053,908

Energy 9.4%
Chevron Corp.	304,639	1.1	36,544,494
ConocoPhillips	192,823	0.4	14,133,926
Exxon Mobil Corp.	694,134	2.0	62,208,289
Occidental Petroleum Corp.	127,020	0.4	12,204,082
Schlumberger Ltd.	208,760	0.6	19,564,987
Other Securities		4.9	153,552,113

		9.4	298,207,891

Food & Staples Retailing 2.0%
CVS Caremark Corp.	195,090	0.4	12,146,304
Wal-Mart Stores, Inc.	257,300	0.6	19,747,775
Other Securities		1.0	31,779,218

		2.0	63,673,297

Food, Beverage & Tobacco 4.6%
Altria Group, Inc.	316,500	0.4	11,783,295
PepsiCo, Inc.	243,158	0.6	20,447,156
Philip Morris International, Inc.	255,300	0.7	22,752,336
The Coca-Cola Co.	601,200	0.7	23,789,484
Other Securities		2.2	68,143,212

		4.6	146,915,483

Health Care Equipment & Services 4.3%
Other Securities		4.3	136,040,994

Household & Personal Products 2.0%
The Procter & Gamble Co.	431,915	1.1	34,877,136
Other Securities		0.9	27,633,148

		2.0	62,510,284

Insurance 3.2%
American International Group, Inc.	232,796	0.4	12,023,913
Other Securities		2.8	89,030,373

		3.2	101,054,286

Materials 3.7%
Other Securities		3.7	118,685,864

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.5%
Comcast Corp., Class A	411,104	0.6	19,560,328
The Walt Disney Co.	261,993	0.6	17,970,100
Other Securities		2.3	73,510,136

		3.5	111,040,564

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
AbbVie, Inc.	250,005	0.4	12,112,742
Amgen, Inc.	118,768	0.4	13,777,088
Bristol-Myers Squibb Co.	259,650	0.4	13,636,818
Gilead Sciences, Inc. *	241,380	0.5	17,135,566
Johnson & Johnson	444,370	1.3	41,153,106
Merck & Co., Inc.	464,470	0.7	20,942,952
Pfizer, Inc.	1,041,701	1.0	31,959,387
Other Securities		3.1	97,283,687

		7.8	248,001,346

Real Estate 3.4%
Other Securities		3.4	107,888,447

Retailing 4.4%
Amazon.com, Inc. *	58,400	0.7	21,259,352
The Home Depot, Inc.	228,070	0.6	17,764,372
Other Securities		3.1	102,462,819

		4.4	141,486,543

Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.	785,632	0.6	19,192,990
Other Securities		1.5	47,224,775

		2.1	66,417,765

Software & Services 9.4%
Facebook, Inc., Class A *	257,300	0.4	12,931,898
Google, Inc., Class A *	44,065	1.4	45,412,508
International Business Machines Corp.	162,710	0.9	29,159,259
MasterCard, Inc., Class A	16,300	0.4	11,688,730
Microsoft Corp.	1,195,350	1.3	42,255,622
Oracle Corp.	562,249	0.6	18,835,342
Visa, Inc., Class A	81,400	0.5	16,008,938
Other Securities		3.9	122,532,418

		9.4	298,824,715

Technology Hardware & Equipment 5.6%
Apple, Inc.	143,300	2.4	74,852,755
Cisco Systems, Inc.	845,409	0.6	19,021,702
QUALCOMM, Inc.	269,700	0.6	18,736,059
Other Securities		2.0	67,405,334

		5.6	180,015,850

Telecommunication Services 2.2%
AT&T, Inc.	839,856	1.0	30,402,787
Verizon Communications, Inc.	451,272	0.7	22,793,749
Other Securities		0.5	15,593,531

		2.2	68,790,067

Transportation 1.9%
Other Securities		1.9	61,471,238

Utilities 3.1%
Other Securities		3.1	97,542,943

Total Common Stock
(Cost $1,956,313,008)			3,083,859,605

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Real Estate 0.0%
Other Securities		0.0	5

Total Warrants
(Cost $2)			5

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.9% of net assets

Time Deposits 2.8%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	73,797,969	2.3	73,797,969
JPMorgan Chase
0.03%, 11/01/13	13,812,209	0.5	13,812,209

		2.8	87,610,178

U.S. Treasury Obligation 0.1%
Other Securities		0.1	4,499,970

Total Short-Term Investments
(Cost $92,110,148)			92,110,148

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.6% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	19,098,378	0.6	19,098,378

Total Collateral Invested for Securities on Loan
(Cost $19,098,378)			19,098,378

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $2,061,401,063 and the unrealized appreciation and

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

depreciation were $1,194,577,512 and ($80,008,817), respectively, with a net unrealized appreciation of $1,114,568,695.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $18,479,281.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/20/13	120	13,173,600	326,181
S&P 500 Index, e-mini, Long, expires 12/20/13	900	78,795,000	2,282,356

Net Unrealized Appreciation			2,608,537

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$3,083,859,605	$—	$—	$3,083,859,605
Warrants[1]	5	—	—	5
Short-Term Investments[1]	—	92,110,148	—	92,110,148

Total	$3,083,859,610	$92,110,148	$—	$3,175,969,758

Other Financial Instruments
Collateral Invested for Securities on Loan	$19,098,378	$—	$—	$19,098,378
Futures Contracts[2]	2,608,537	—	—	2,608,537

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$86,391	$966	($30,585)	$—	($35,387)	$—	($21,385)	$—

Total	$86,391	$966	($30,585)	$—	($35,387)	$—	($21,385)	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 3 to Level 1 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

See financial notes 41

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $3,384,988)		$4,129,684
Investments in unaffiliated issuers, at value (cost $2,045,038,170) including securities on loan of $18,479,281	+	3,171,840,074

Total investments, at value (cost $2,048,423,158)		3,175,969,758
Collateral invested for securities on loan		19,098,378
Receivables:
Investments sold		281,805
Fund shares sold		5,881,701
Dividends		2,695,563
Income from securities on loan		52,472
Foreign tax reclaims		3,941
Interest		73
Prepaid expenses	+	49,727

Total assets		3,204,033,418

Liabilities

Collateral held for securities on loan		19,098,378
Payables:
Investment adviser and administrator fees		13,141
Shareholder service fees		5,991
Independent trustees’ fees		17
Fund shares redeemed		860,152
Variation margin on futures contracts		535,200
Accrued expenses	+	133,648

Total liabilities		20,646,527

Net Assets

Total assets		3,204,033,418
Total liabilities	−	20,646,527

Net assets		$3,183,386,891

Net Assets by Source
Capital received from investors		2,015,866,264
Net investment income not yet distributed		39,398,594
Net realized capital losses		(2,033,104)
Net unrealized capital appreciation		1,130,155,137

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$3,183,386,891		97,859,650		$32.53

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$39,648
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $33,947)		55,849,485
Interest		18,013
Securities on loan	+	710,402

Total investment income		56,617,548

Expenses

Investment adviser and administrator fees		1,612,613
Shareholder service fees		518,724
Registration fees		125,606
Portfolio accounting fees		119,529
Transfer agent fees		92,513
Shareholder reports		86,121
Custodian fees		70,249
Professional fees		51,003
Independent trustees’ fees		24,929
Other expenses	+	50,911

Total expenses		2,752,198
Expense reduction by CSIM and its affiliates	−	333,278

Net expenses	−	2,418,920

Net investment income		54,198,628

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		7,036,591
Net realized gains on futures contracts	+	11,193,876

Net realized gains		18,230,467
Net change in unrealized appreciation on affiliated issuer		1,508,990
Net change in unrealized appreciation on unaffiliated investments		601,979,878
Net change in unrealized appreciation on futures contracts	+	3,110,518

Net change in unrealized appreciation	+	606,599,386

Net realized and unrealized gains		624,829,853

Increase in net assets resulting from operations		$679,028,481

See financial notes 43

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$54,198,628	$39,674,206
Net realized gains		18,230,467	12,059,250
Net change in unrealized appreciation	+	606,599,386	211,001,775

Increase in net assets from operations		679,028,481	262,735,231

Distributions to Shareholders

Distributions from net investment income		($47,503,974)	($32,188,219)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		26,862,706	$768,188,272	21,918,622	$541,100,465
Shares reinvested		1,519,219	38,800,859	1,240,438	27,500,498
Shares redeemed	+	(17,343,333)	(494,804,875)	(12,563,348)	(306,292,186)

Net transactions in fund shares		11,038,592	$312,184,256	10,595,712	$262,308,777

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		86,821,058	$2,239,678,128	76,225,346	$1,746,822,339
Total increase	+	11,038,592	943,708,763	10,595,712	492,855,789

End of period		97,859,650	$3,183,386,891	86,821,058	$2,239,678,128

Net investment income not yet distributed			$39,398,594		$32,773,528

44 See financial notes

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	16.32	16.02	17.31	16.26	13.95

Income (loss) from investment operations:
Net investment income (loss)	0.49	0.57	0.57	0.48	0.37
Net realized and unrealized gains (losses)	3.69	0.33	(1.38)	1.01	2.58

Total from investment operations	4.18	0.90	(0.81)	1.49	2.95
Less distributions:
Distributions from net investment income	(0.58)	(0.60)	(0.48)	(0.44)	(0.64)

Net asset value at end of period	19.92	16.32	16.02	17.31	16.26

Total return (%)	26.40	6.07	(4.83)	9.31	22.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.19	0.32 [2]
Gross operating expenses	0.23	0.23	0.21	0.22	0.41
Net investment income (loss)	2.88	3.66	3.26	2.88	2.92
Portfolio turnover rate	5	31 [3]	10	13	21
Net assets, end of period ($ x 1,000,000)	2,205	1,415	1,375	1,471	1,369

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
3 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.

See financial notes 45

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.0%	Common Stock	1,549,007,351	2,115,822,955
0.6%	Preferred Stock	8,346,686	13,040,219
0.0%	Rights	371,648	389,200
0.4%	Other Investment Company	8,089,400	9,223,200
2.6%	Short-Term Investments	58,322,640	58,322,640

99.6%	Total Investments	1,624,137,725	2,196,798,214
0.2%	Collateral Invested for Securities on Loan	4,637,410	4,637,410
0.2%	Other Assets and Liabilities, Net		3,227,192

100.0%	Net Assets		2,204,662,816

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.0% of net assets

Australia 7.9%
Australia & New Zealand Banking Group Ltd.	451,524	0.7	14,448,926
BHP Billiton Ltd.	528,494	0.8	18,684,048
Commonwealth Bank of Australia	265,248	0.9	19,098,522
National Australia Bank Ltd.	385,557	0.6	12,885,639
Westpac Banking Corp.	510,729	0.8	16,581,912
Other Securities		4.1	91,672,290

		7.9	173,371,337

Austria 0.3%
Other Securities		0.3	6,141,982

Belgium 1.1%
Anheuser-Busch InBev N.V.	132,225	0.6	13,706,920
Other Securities		0.5	11,376,653

		1.1	25,083,573

Denmark 1.1%
Novo Nordisk A/S, Class B	65,535	0.5	10,915,023
Other Securities		0.6	12,578,430

		1.1	23,493,453

Finland 0.9%
Other Securities		0.9	19,327,424

France 9.5%
BNP Paribas S.A.	163,535	0.5	12,064,490
Sanofi	196,090	0.9	20,907,729
Total S.A.	351,989	1.0	21,595,558
Other Securities		7.1	155,405,281

		9.5	209,973,058

Germany 8.0%
Allianz SE - Reg’d	75,028	0.6	12,597,375
BASF SE	151,139	0.7	15,690,419
Bayer AG - Reg’d	136,077	0.8	16,880,654
Daimler AG - Reg’d	158,297	0.6	12,960,531
SAP AG	151,616	0.5	11,864,274
Siemens AG - Reg’d	130,474	0.8	16,673,552
Other Securities		4.0	89,764,445

		8.0	176,431,250

Greece 0.1%
Other Securities		0.1	964,277

Hong Kong 2.8%
AIA Group Ltd.	1,981,800	0.5	10,063,243
Other Securities		2.3	52,077,190

		2.8	62,140,433

Ireland 0.3%
Other Securities		0.3	7,348,091

Israel 0.4%
Other Securities		0.4	9,173,622

Italy 2.2%
Eni S.p.A.	418,612	0.5	10,627,271
Other Securities		1.7	38,389,754

		2.2	49,017,025

Japan 20.3%
Honda Motor Co., Ltd.	268,239	0.5	10,711,556
Mitsubishi UFJ Financial Group, Inc.	2,096,809	0.6	13,353,032
Softbank Corp.	158,100	0.5	11,806,728
Sumitomo Mitsui Financial Group, Inc.	209,446	0.5	10,123,755
Toyota Motor Corp.	453,903	1.3	29,430,241
Other Securities		16.9	371,565,511

		20.3	446,990,823

Netherlands 2.6%
Unilever N.V. CVA	268,056	0.5	10,627,195

46 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		2.1	46,461,814

		2.6	57,089,009

New Zealand 0.1%
Other Securities		0.1	2,616,879

Norway 0.8%
Other Securities		0.8	17,744,068

Portugal 0.2%
Other Securities		0.2	3,799,006

Singapore 1.5%
Other Securities		1.5	32,952,279

Spain 3.2%
Banco Bilbao Vizcaya Argentaria S.A.	921,450	0.5	10,768,908
Banco Santander S.A.	1,833,518	0.7	16,254,618
Telefonica S.A. *	673,997	0.5	11,861,882
Other Securities		1.5	32,351,631

		3.2	71,237,039

Sweden 3.0%
Other Securities		3.0	66,967,763

Switzerland 8.7%
Nestle S.A. - Reg’d	530,651	1.7	38,304,464
Novartis AG - Reg’d	378,516	1.3	29,381,384
Roche Holding AG	115,609	1.5	31,969,980
UBS AG - Reg’d *	599,812	0.5	11,601,001
Other Securities		3.7	80,566,867

		8.7	191,823,696

United Kingdom 21.0%
AstraZeneca plc	206,035	0.5	10,907,519
Barclays plc (b)	2,513,976	0.5	10,577,451
BG Group plc	560,092	0.5	11,425,689
BHP Billiton plc	347,548	0.5	10,724,799
BP plc	3,124,521	1.1	24,254,414
British American Tobacco plc	315,648	0.8	17,415,007
Diageo plc	413,071	0.6	13,167,648
GlaxoSmithKline plc	810,567	1.0	21,368,454
Glencore Xstrata plc *	1,746,029	0.4	9,502,270
HSBC Holdings plc	3,065,004	1.5	33,596,547
Lloyds Banking Group plc *	7,606,845	0.4	9,408,119
Rio Tinto plc	209,172	0.5	10,584,135
Royal Dutch Shell plc, A Shares	624,969	0.9	20,814,470
Royal Dutch Shell plc, B Shares	421,118	0.7	14,579,107
Standard Chartered plc	398,338	0.4	9,564,089
Vodafone Group plc	8,009,957	1.3	29,338,526
Other Securities		9.4	204,908,624

		21.0	462,136,868

Total Common Stock
(Cost $1,549,007,351)			2,115,822,955

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	12,998,305

United Kingdom 0.0%
Other Securities		0.0	41,914

Total Preferred Stock
(Cost $8,346,686)			13,040,219

Rights 0.0% of net assets

Hong Kong 0.0%
Other Securities		0.0	—

Spain 0.0%
Other Securities		0.0	389,200

Total Rights
(Cost $371,648)			389,200

Other Investment Company 0.4% of net assets

United States 0.4%
iShares MSCI EAFE ETF	140,000	0.4	9,223,200

Total Other Investment Company
(Cost $8,089,400)			9,223,200

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.6% of net assets

Time Deposits 2.4%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	10,413,037	0.5	10,413,037
DNB
0.03%, 11/01/13	41,779,649	1.9	41,779,649
Other Securities		0.0	229,990

		2.4	52,422,676

U.S. Treasury Obligation 0.2%
Other Securities		0.2	5,899,964

Total Short-Term Investments
(Cost $58,322,640)			58,322,640

End of Investments.

See financial notes 47

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	4,637,410	0.2	4,637,410

Total Collateral Invested for Securities on Loan
(Cost $4,637,410)			4,637,410

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $1,648,601,656 and the unrealized appreciation and depreciation were $645,861,051 and ($97,664,493), respectively, with a net unrealized appreciation of $548,196,558.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $2,108,330,382 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,176,224.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange traded fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	600	56,259,000	2,417,836

48 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$315,314,569	$—	$315,314,569
Belgium	516,861	24,566,712	—	25,083,573
Denmark	1,071,322	22,422,131	—	23,493,453
France	5,441,056	204,532,002	—	209,973,058
Germany	1,474,663	174,956,587	—	176,431,250
Hong Kong	241,971	61,898,462	—	62,140,433
Ireland	1,624,714	5,723,377	—	7,348,091
Italy	1,801,868	47,215,157	—	49,017,025
Japan	1,349,200	445,641,623	—	446,990,823
Netherlands	2,188,521	54,900,488	—	57,089,009
Norway	910,139	16,833,929	—	17,744,068
Spain	790,300	70,446,739	—	71,237,039
Switzerland	2,646,169	189,177,527	—	191,823,696
United Kingdom	434,094	461,702,774	—	462,136,868
Preferred Stock[1]	—	12,998,305	—	12,998,305
United Kingdom	—	—	41,914	41,914
Rights[1]	—	—	389,200	389,200
Other Investment Company[1]	9,223,200	—	—	9,223,200
Short-Term Investments[1]	—	58,322,640	—	58,322,640

Total	$29,714,078	$2,166,653,022	$431,114	$2,196,798,214

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,637,410	$—	$—	$4,637,410
Futures Contract[2]	2,417,836	—	—	2,417,836

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Preferred Stock
United Kingdom	$30,829	$282	($710)	$42,263	($30,750)	$—	$—	$41,914
Rights
Spain	—	—	17,551	371,651	(2)	—	—	389,200

Total	$30,829	$282	$16,841	$413,914	($30,752)	$—	$—	$431,114

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2013 was $17,202.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,269,842 and $7,978,350 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2013. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 49

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,624,137,725) including securities on loan of $3,176,224		$2,196,798,214
Collateral invested for securities on loan		4,637,410
Receivables:
Fund shares sold		5,306,530
Dividends		3,970,072
Foreign tax reclaims		1,603,737
Income from securities on loan		36,877
Interest		44
Prepaid expenses	+	39,198

Total assets		2,212,392,082

Liabilities

Collateral held for securities on loan		4,637,410
Payables:
Investments bought		41,914
Investment adviser and administrator fees		20,763
Shareholder service fees		3,853
Independent trustees’ fees		5
Fund shares redeemed		2,418,287
Variation margin on futures contracts		246,000
Due to custodian		142,654
Accrued expenses	+	218,380

Total liabilities		7,729,266

Net Assets

Total assets		2,212,392,082
Total liabilities	−	7,729,266

Net assets		$2,204,662,816

Net Assets by Source
Capital received from investors		1,622,772,444
Net investment income not yet distributed		35,386,171
Net realized capital losses		(28,636,526)
Net unrealized capital appreciation		575,140,727

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,204,662,816		110,660,018		$19.92

50 See financial notes

 Schwab International Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $3,674,497)		$52,911,420
Interest		18,105
Securities on loan	+	912,186

Total investment income		53,841,711

Expenses

Investment adviser and administrator fees		2,626,727
Shareholder service fees		343,226
Custodian fees		317,110
Index fee		243,648
Registration fees		116,663
Portfolio accounting fees		107,746
Transfer agent fees		68,132
Shareholder reports		57,284
Professional fees		42,883
Independent trustees’ fees		18,484
Interest expense		183
Other expenses	+	52,520

Total expenses		3,994,606
Expense reduction by CSIM and its affiliates	−	667,236

Net expenses	−	3,327,370

Net investment income		50,514,341

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,243,684
Net realized gains on futures contracts		5,794,059
Net realized losses on foreign currency transactions	+	(236,734)

Net realized gains		6,801,009
Net change in unrealized appreciation on investments		352,781,829
Net change in unrealized appreciation on futures contracts		2,417,836
Net change in unrealized appreciation on foreign currency translations	+	142,812

Net change in unrealized appreciation	+	355,342,477

Net realized and unrealized gains		362,143,486

Increase in net assets resulting from operations		$412,657,827

See financial notes 51

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$50,514,341	$49,562,359
Net realized gains		6,801,009	54,688,994
Net change in unrealized appreciation (depreciation)	+	355,342,477	(22,069,338)

Increase in net assets from operations		412,657,827	82,182,015

Distributions to Shareholders

Distributions from net investment income		($50,551,708)	($51,830,156)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		36,208,819	$648,488,445	14,938,008	$230,299,984
Shares reinvested		2,784,477	45,581,882	3,211,483	47,080,346
Shares redeemed	+	(15,012,168)	(266,487,088)	(17,316,607)	(267,897,568)

Net transactions in fund shares		23,981,128	$427,583,239	832,884	$9,482,762

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		86,678,890	$1,414,973,458	85,846,006	$1,375,138,837
Total increase	+	23,981,128	789,689,358	832,884	39,834,621

End of period		110,660,018	$2,204,662,816	86,678,890	$1,414,973,458

Net investment income not yet distributed			$35,386,171		$35,644,277

52 See financial notes

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2050 Fund
Schwab International Index Fund	Schwab Target 2055 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund	Schwab Investments (organized October 26, 1990)
Schwab Small-Cap Equity Fund	Schwab 1000 Index Fund
Schwab Hedged Equity Fund	Schwab Short-Term Bond Market Fund
Schwab Financial Services Fund	Schwab Intermediate-Term Bond Fund
Schwab Health Care Fund	(formerly Schwab Premier Income Fund)
Schwab International Core Equity Fund	Schwab Total Bond Market Fund
Schwab Target 2010 Fund	Schwab GNMA Fund
Schwab Target 2015 Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Target 2020 Fund	Schwab Tax-Free Bond Fund
Schwab Target 2025 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2030 Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are

 53

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are

54

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

 55

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The values of the securities on loan and the related cash collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities for each fund. The following table presents the non-cash collateral as of October 31, 2013:

Non-Cash
Collateral Received

Schwab 1000 Index Fund	$2,294,984

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

56

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and determined that upon adoption of the standard the funds’ financial statement disclosures will include the enhanced disclosures around rights of offset and related arrangements as required by the standard.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

 57

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

58

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

For its advisory and administrative services to the other funds discussed in this report, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.17%	0.09%	0.19%

 59

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The table below shows funds with investment activities involving The Charles Schwab Corporation shares during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Fund	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab S&P 500 Index Fund	1,085,681	146,700	—	1,232,381	$27,913,430	$—	$265,675
Schwab 1000 Index Fund	367,065	—	—	367,065	8,314,022	—	88,096
Schwab Total Stock Market Index Fund	154,226	28,100	—	182,326	4,129,684	—	39,648

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2013, as applicable:

					Schwab
	Schwab		Schwab	Schwab	Total Stock	Schwab
	S&P 500		1000	Small-Cap	Market	International
	Index Fund		Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack All Equity Portfolio	1.5%		—%	6.2%	—%	8.0%
Schwab MarketTrack Growth Portfolio	1.6%		—%	5.8%	—%	6.3%
Schwab MarketTrack Balanced Portfolio	0.8%		—%	3.1%	—%	3.3%
Schwab MarketTrack Conservative Portfolio	0.2%		—%	0.9%	—%	0.9%
Schwab MarketTrack Growth Portfolio II	0.1%		0.1%	0.3%	—%	0.3%
Schwab Target 2010 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2025 Fund	0.1%		—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2035 Fund	0.1%		—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2050 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%	*	—%	—%	—%	—%

*	Less than 0.05%

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2013, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund were 2.5%, 6.2% and 3.6%, respectively.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

60

 Schwab Equity Index Funds

Financial Notes (continued)

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2013 are presented on the face of the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$376,169,096	4,712
Schwab 1000 Index Fund	35,385,806	435
Schwab Small-Cap Index Fund	47,201,654	493
Schwab Total Stock Market Index Fund	55,825,573	687
Schwab International Index Fund	52,552,913	613

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$1,245,529,489	$178,456,063
Schwab 1000 Index Fund	203,575,460	387,050,584
Schwab Small-Cap Index Fund	351,703,956	211,970,555
Schwab Total Stock Market Index Fund	321,439,276	41,876,038
Schwab International Index Fund	463,141,620	88,970,945

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Schwab S&P 500 Index Fund	$199,433	$148,766
Schwab 1000 Index Fund	43,102	18,501
Schwab Small-Cap Index Fund	22,392	13,063
Schwab Total Stock Market Index Fund	45,887	149,791
Schwab International Index Fund	17,950	11,378

 61

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$231,017,629	$72,311,939	$31,549,957	$38,443,105	$51,023,095
Undistributed long-term capital gains	—	181,130,311	97,744,706	14,508,824	—
Unrealized appreciation on investments	7,023,566,575	3,917,847,320	829,827,183	1,194,577,512	645,861,051
Unrealized depreciation on investments	(654,803,883)	(29,014,762)	(100,910,805)	(80,008,817)	(97,664,493)
Other unrealized appreciation (depreciation)	—	—	10	—	62,403

Net unrealized appreciation (depreciation)	$6,368,762,692	$3,888,832,558	$728,916,388	$1,114,568,695	$548,258,961

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2014	$109,256,533	$—	$—	$—	$—
October 31, 2015	89,645,092	—	—	—	—
October 31, 2016	77,879,594	—	—	—	—
October 31, 2017	20,049,252	—	—	—	17,391,687

Total	$296,830,471	$—	$—	$—	$17,391,687

For the year ended October 31, 2013, the funds had capital losses utilized and capital losses expired as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$67,871,433	$—	$—	$7,116,259	$8,898,651
Capital losses expired	50,785,672	—	—	—	—

62

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$278,278,089	$96,597,152	$39,112,389	$47,503,974	$50,551,708
Long-term capital gains	—	197,828,775	39,238,431	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$218,494,240	$86,671,033	$69,464,601	$32,188,219	$51,830,156
Long-term capital gains	—	183,283,175	40,732,178	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	($50,785,670)	$—	$—	$—	$—
Undistributed net investment income	(1,926,459)	(919,338)	151,728	(69,588)	(220,739)
Net realized capital gains (losses)	52,712,129	919,338	(151,728)	69,588	220,739

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 63

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the portfolios constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, and Schwab International Index Fund (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

64

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $2,757,251 to its shareholders for the year ended October 31, 2013. The respective foreign source income on the fund is $50,517,627.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	99.58
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	60.30
Schwab Total Stock Market Index Fund	94.62
Schwab International Index Fund	—

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab S&P 500 Index Fund	$278,278,089
Schwab 1000 Index Fund	96,597,152
Schwab Small-Cap Index Fund	24,033,593
Schwab Total Stock Market Index Fund	46,221,077
Schwab International Index Fund	41,320,653

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2013:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	197,828,775
Schwab Small-Cap Index Fund	39,238,431
Schwab Total Stock Market Index Fund	—
Schwab International Index Fund	—

 65

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting held on June 4, 2013. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the

66

appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 67

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

68

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 69

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

70

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Schwab 1000 Index An index that represents the performance of the largest 1,000 publicly traded companies in the United States.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 71

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

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How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

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Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-16
00107463

Annual report dated October 31, 2013, enclosed.

Schwab Active Equity Funds

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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Schwab Active Equity Funds

Annual Report
October 31, 2013

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Schwab Core Equity Fundtm (Ticker Symbol: SWANX)	25.89%

S&P 500® Index	27.18%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 8-9

Schwab Dividend Equity Fundtm (Ticker Symbol: SWDSX)	27.99%

S&P 500® Index	27.18%
Fund Category: Morningstar Large Value	26.84%

Performance Details	pages 10-11

Schwab Large-Cap Growth Fundtm (Ticker Symbol: SWLSX)	26.76%

Russell 1000 Growth Index	28.30%
Fund Category: Morningstar Large Growth	29.40%

Performance Details	pages 12-13

Schwab Small-Cap Equity Fundtm (Ticker Symbol: SWSCX)	41.10%

Russell 2000® Index	36.28%
Fund Category: Morningstar Small Blend	35.17%

Performance Details	pages 14-15

Schwab Hedged Equity Fundtm (Ticker Symbol: SWHEX)	13.81%

S&P 500® Index	27.18%
Fund Category: Morningstar Long/Short Equity	12.66%

Performance Details	pages 16-17

Schwab Financial Services Fundtm (Ticker Symbol: SWFFX)	30.20%

S&P 1500 SuperComposite Financials Sector Index	31.28%
Fund Category: Morningstar Financial	31.06%

Performance Details	pages 18-19

Schwab Health Care Fundtm1 (Ticker Symbol: SWHFX)	35.46%

Dow Jones Global Health Care Index	30.80%
Fund Category: Morningstar Health	40.32%

Performance Details	pages 20-21

Schwab® International Core Equity Fund[1] (Ticker Symbol: SICNX)	27.70%

MSCI EAFE® Index (Gross)	27.40%
Fund Category: Morningstar Foreign Large Blend	23.08%

Performance Details	pages 22-23

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

4 Schwab Active Equity Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I would like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Active Equity Funds. Each fund employs a disciplined approach to investing that attempts to balance risks and expected returns. To aid in its stock selection process, each fund utilizes Schwab Equity Ratings®, which represents Schwab’s proprietary approach to evaluating equity securities.

Turning to the 12 months ended October 31, 2013, the funds generated returns that reflected a strong performance by stocks, with the Schwab Small-Cap Equity Fund and Schwab Health Care Fund outperforming their comparative indices, and the Schwab Hedged Equity Fund underperforming its comparative index due to the nature of its investment strategies.

The backdrop for these results included policies by many of the world’s central banks aimed at keeping interest rates low to stimulate faster economic growth, and equities generally benefitted from these policies. However, some signs of improvement in the U.S. economy led the Federal Reserve to initially consider “tapering” its purchases of securities to keep interest rates low, while a brief U.S. federal government shutdown and budgetary gridlock created uncertainty in the financial markets. Stocks quickly overcame these obstacles as the Fed held off on the tapering, while stocks in developed international markets continued to rebound from previously depressed levels.

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Active Equity Funds 5

From the President continued

Turning to the 12 months ended October 31, 2013, the funds generated returns that reflected a strong performance by stocks, with the Schwab Small-Cap Equity Fund and Schwab Health Care Fund outperforming their respective indices, and the Schwab Hedged Equity Fund underperforming its index due to the nature of its investment strategies.

In this environment, many U.S. stock market indices finished the period at or near record highs, and small-and mid-cap stocks generally outperformed large-cap stocks. Shares of companies in the Health Care and Financials sectors generated some of the highest returns, while Utilities and Telecommunication Services stocks generally underperformed by comparison. Reflecting this backdrop, the S&P 500 Index returned 27.2% for the reporting period, while the MSCI EAFE Index returned 26.9%.*

For more information about the Schwab Active Equity Funds, please continue reading this report. In addition, you can find further details about the Schwab Active Equity Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

* The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding. For full definitions of the referenced indices, please see the Glossary.

6 Schwab Active Equity Funds

Fund Management

Jonas Svallin, CFA Managing Director and Head of Disciplined Active Equity Strategies, leads the portfolio management team of Schwab’s disciplined active equity funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for Schwab Core Equity Fund, Schwab International Core Equity Fund, and Schwab Small-Cap Equity Fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Active Equity Funds 7

Schwab Core Equity Fund™

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in U.S. stocks. The fund expects to hold the common stocks of U.S companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 25.89% for the 12 months ended October 31, 2013, underperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 27.18% for the reporting period.

Market Highlights. All sectors within the index generated positive returns for the reporting period, as equities benefitted from the low-rate environment and some signs of improving economic conditions. The Consumer Discretionary and Industrials sectors performed particularly well, while the Utilities and Telecommunications sectors generated positive returns but underperformed by comparison.

Positioning and Strategies. The fund’s stock selections among large and mid-sized market-capitalization groups represented one of the most significant detractors from performance relative to the index. For example, the fund did not own shares of Gilead Sciences, Inc., a research-based biopharmaceutical company that represented a relatively large position in the index. Within the index, this Health Care sector holding returned approximately 111%, as the company reported solid financial results and benefitted from its strong line-up of products to treat life-threatening diseases. As a result, the fund’s lack of holdings in Gilead Sciences, Inc. represented a notable detractor from the fund’s relative performance.

However, some of the fund’s stock selections worked out more favorably. For example, the fund held an overweight compared with the index in Celgene Corporation, a global biopharmaceutical company. The company showed strong clinical results for its flagship product, which treats multiple types of cancer. As a result, the fund’s holdings of Celgene Corporation returned approximately 103%, and enhanced relative performance.

Among market sectors, the fund’s over- and underweights compared with the index generally detracted from the fund’s relative performance, although stock selection within these sectors generally helped performance overall. Stock selection in the Consumer Discretionary and Financials sectors detracted from the fund’s performance the most compared with the index, while stock selection in the Health Care and Energy sectors generated more successful results.

Within the Consumer Discretionary sector, for example, the fund held shares of Foot Locker, Inc. a retailer of athletic footwear and apparel. These holdings were not included in the index and generated a roughly flat return for the fund, underperforming the approximately 35% return for this sector within the fund, and reducing the fund’s return compared with the index.

As of 10/31/13:

 Statistics

Number of Holdings	127
Weighted Average Market Cap ($ x 1,000,000)	$91,361
Price/Earnings Ratio (P/E)	17.5
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	80%

 Sector Weightings % of Investments

Information Technology	17.2%
Health Care	15.5%
Financials	13.8%
Consumer Discretionary	13.8%
Energy	10.7%
Industrials	9.2%
Consumer Staples	8.3%
Utilities	4.1%
Materials	4.0%
Telecommunication Services	3.1%
Other	0.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Wells Fargo & Co.	3.2%
Pfizer, Inc.	2.9%
Apple, Inc.	2.9%
Chevron Corp.	2.7%
JPMorgan Chase & Co.	2.7%
ConocoPhillips	2.2%
Cisco Systems, Inc.	2.0%
AT&T, Inc.	1.8%
Nike, Inc., Class B	1.7%
Oracle Corp.	1.7%
Total	23.8%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Active Equity Funds

 Schwab Core Equity Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Core Equity Fundtm (7/1/96)	25.89%	13.28%	7.65%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratio4: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On May 21, 2009, the Laudus U.S. MarketMasters Fund merged into the fund. And, on September 7, 2012, the Schwab Premier Equity Fund merged into the fund (see financial note 12).
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 9

Schwab Dividend Equity Fund™

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 27.99% for the 12 months ended October 31, 2013, outperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 27.18% for the reporting period. As of October 31, 2013, the fund’s dividend yield was 2.61%, higher than the 2.04% dividend yield of the index. As of October 31, 2013, the fund’s 30-Day SEC yield was 1.67%.

Market Highlights. Dividend-paying stocks generally performed well early in the reporting period, helped by a backdrop of low interest rates and expectations for Federal Reserve policies to remain extremely accommodative throughout 2013. However, once the financial markets learned that the Federal Reserve was initially considering “tapering” its stimulative economic efforts, dividend-paying stocks sold off sharply. In spite of general expectations to the contrary, the Fed’s anticipated tapering failed to materialize, and dividend-paying stocks began to recover. In this environment, the Consumer Discretionary and Industrials sectors performed particularly well, while the Utilities and Telecommunications sectors generated positive overall returns but underperformed by comparison.

Positioning and Strategies. Effective stock selection across select sectors, market-capitalization groups, and valuation measures helped the fund outperform the index. In particular, the fund benefitted from stock selection among market-capitalization groups of between $10 billion and $25 billion compared with the index.

For example, the fund did not own shares of Apple, Inc. Apple faced strong competition in the smartphone and tablet markets during the reporting period, and continued to generally lose market share to rivals such as Samsung Electronics Co., Ltd. Within the index, holdings of Apple represented one of the larger positions among Information Technology stocks, and returned approximately -10%. By not owning shares of this company, the fund’s performance relative to the index was enhanced.

Within the Consumer Staples sector, the fund’s holdings of Archer-Daniels-Midland Co. performed well, and represented one of the fund’s larger holdings. Archer-Daniels-Midland Co. procures, transports, stores, and merchandises agricultural products, and the fund held an overweight in this company compared with the index during the 12-month reporting period. The company continued to experience dividend growth and performed well, with the fund’s holdings returning approximately 56%, roughly double the overall return generated by Consumer Staples stocks in the index. As a result, these holdings enhanced the fund’s performance compared with the index.

Among market sectors, careful stock selection more than compensated for the negative overall performance impact of over- and underweights in one sector or another compared with the index. Selections among Information Technology sector stocks were particularly strong, enhancing the fund’s relative performance more than stock selections in all other market sectors combined.

As of 10/31/13:

 Statistics

Number of Holdings	121
Weighted Average Market Cap ($ x 1,000,000)	$89,016
Price/Earnings Ratio (P/E)	17.0
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	64%

 Sector Weightings % of Investments

Financials	27.3%
Energy	13.7%
Health Care	10.9%
Information Technology	9.3%
Consumer Discretionary	8.3%
Industrials	8.0%
Consumer Staples	6.6%
Utilities	6.0%
Materials	5.3%
Telecommunication Services	3.2%
Other	1.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Johnson & Johnson	3.7%
Wells Fargo & Co.	3.4%
JPMorgan Chase & Co.	3.2%
Chevron Corp.	3.0%
Pfizer, Inc.	3.0%
AT&T, Inc.	2.6%
ConocoPhillips	2.6%
Exxon Mobil Corp.	2.5%
Cisco Systems, Inc.	1.9%
Archer-Daniels-Midland Co.	1.7%
Total	27.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Active Equity Funds

 Schwab Dividend Equity Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Dividend Equity Fundtm (9/2/03)	27.99%	13.65%	8.41%
S&P 500® Index	27.18%	15.17%	7.46%
Russell 1000 Value Index	28.29%	14.06%	7.81%
Fund Category: Morningstar Large Value	26.84%	13.73%	7.19%

Fund Expense Ratio4: 0.89%

 Yields1

30-Day SEC Yield	1.67%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 11

Schwab Large-Cap Growth Fund™

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 26.76% for the 12 months ended October 31, 2013, underperforming the Russell 1000 Growth Index (the index), which the fund uses for performance comparisons. The index returned 28.30% for the reporting period.

Market Highlights. All sectors within the index generated positive returns, as equities benefitted from the low-rate environment and some signs of improving economic conditions. The Health Care and Consumer Discretionary sectors performed particularly well, while the Information Technology and Telecommunication Services sectors generated positive returns but underperformed by comparison.

Positioning and Strategies. The fund’s over- and underweights in many market sectors compared with the index represented one of the biggest overall detractors from the fund’s relative performance for the reporting period.

For example, the fund held an overweight in Telecommunications Service stocks that reduced the fund’s relative performance, as holdings in this sector returned approximately 3% and underperformed the index. Among Industrials stocks, the fund maintained an underweight that detracted from its relative performance as this sector generated overall returns that outperformed the index. However, the fund’s underweight in Consumer Staples stocks worked out more favorably, enhancing relative performance as stocks in this sector generally underperformed the index.

Stock selection within the various market sectors worked out more favorably for the fund overall, particularly within the Health Care sector. One strategic decision that detracted from the fund’s performance within this sector, however, was to underweight holdings of Gilead Sciences, Inc., a research-based biopharmaceutical company. The company represented a relatively large position in the index, where these holdings returned approximately 111% as the company reported solid financial results and benefitted from its strong product line-up. As a result, the fund’s relative underexposure to this company significantly detracted from relative performance.

By comparison, the fund’s overweight position in shares of Celgene Corporation, a global biopharmaceutical company, worked out more favorably. The company showed strong clinical results for its flagship product, which treats multiple types of cancer. As a result, the fund’s holdings of this company returned approximately 103%, and enhanced relative performance.

Stock selection within the Information Technology sector also enhanced the fund’s overall performance compared with the index. One strategic decision that detracted from the fund’s performance within this sector, however, was an underweight to holdings of Facebook Inc., which operates a social networking Internet site. The company reported mobile advertising revenues that generally exceeded expectations, helping holdings of Facebook Inc. return approximately 138% for the index during the period. As a result, the fund’s comparatively limited exposure detracted from performance compared with the index.

As of 10/31/13:

 Statistics

Number of Holdings	113
Weighted Average Market Cap ($ x 1,000,000)	$85,099
Price/Earnings Ratio (P/E)	20.0
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	87%

 Sector Weightings % of Investments

Information Technology	26.3%
Consumer Discretionary	21.8%
Health Care	14.9%
Consumer Staples	11.4%
Industrials	9.4%
Financials	4.8%
Materials	4.7%
Energy	4.2%
Telecommunication Services	1.6%
Utilities	0.4%
Other	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.8%
PepsiCo, Inc.	2.9%
Oracle Corp.	2.7%
Microsoft Corp.	2.6%
Google, Inc., Class A	2.5%
Amgen, Inc.	2.1%
Celgene Corp.	2.1%
EOG Resources, Inc.	2.0%
The TJX Cos., Inc.	2.0%
Nike, Inc., Class B	2.0%
Total	24.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Active Equity Funds

 Schwab Large-Cap Growth Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 3, 2005 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Large-Cap Growth Fundtm (10/3/05)	26.76%	14.49%	6.22%
Russell 1000 Growth Index	28.30%	17.51%	7.89%
Fund Category: Morningstar Large Growth	29.40%	15.90%	6.93%

Fund Expense Ratios4: Net 0.99%; Gross 1.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 13

Schwab Small-Cap Equity Fund™

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 41.10% for the 12 months ended October 31, 2013, outperforming the Russell 2000 Index (the index), which the fund uses for performance comparisons. The index returned 36.28% for the reporting period.

Market Highlights. All sectors within the index generated positive returns for the reporting period, as equities benefitted from the low-rate environment and some signs of improving economic conditions. Within the index, the Industrials and Information Technology sectors performed particularly well, while the Utilities and Materials sectors generated positive returns but underperformed by comparison.

Positioning and Strategies. Effective stock selection across many market sectors, market-capitalization groups, and valuation measures helped the fund outperform the index.

For example, stock selections among price-to-book groups enhanced the fund’s overall performance relative to the index, with holdings performing particularly well among companies with low price-to-book ratios. For example, the fund owned shares of Rite Aid Corporation, which operates a retail drugstore chain. A favorable operating environment combined with some well-considered strategic shifts in the company’s operations helped holdings of this stock return approximately 301% for the fund. As a result, the fund’s overweight position in this company compared with the index enhanced relative performance.

Another example of a positive contributor within price-to-book groups was Zale Corporation, which operates retail jewelry stores. The company generated favorable operating results during the reporting period, helping the fund’s holdings return approximately 150%. As a result, the fund’s overweight position relative to the index enhanced performance. By comparison, the fund’s position in Delek US Holdings, Inc., a diversified energy company focused on petroleum refining and supply, reduced the fund’s relative performance. The fund’s holdings of Delek US Holdings, Inc. returned approximately -26%, and when combined with the fund’s relative overweight compared with the index, detracted from relative performance.

Not all stock selections within the fund’s price-to-earnings strategy worked out as favorably. The fund held overweight positions in Coeur Mining, Inc., a precious metals mining company, and in Rovi Corporation, a communications equipment company that was not in the index. Holdings of Coeur Mining, Inc. returned approximately -61% for the fund, while holdings of Rovi Corporation returned approximately 24%, underperforming the overall return of the Information Technology sector within the index. Both of these stock selections detracted from the fund’s relative performance.

Among various market sectors, overall stock selection contributed to the fund’s outperformance of the index. Selection among the Financials, Industrials, and Consumer Discretionary sectors was particularly strong. For example, the fund’s holdings of Investment Technology Group, Inc., an institutional brokerage company, returned approximately 90%, and when combined with the fund’s overweight in this stock, enhanced the fund’s performance versus the index.

As of 10/31/13:

 Statistics

Number of Holdings	343
Weighted Average Market Cap ($ x 1,000,000)	$1,725
Price/Earnings Ratio (P/E)	34.5
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	84%

 Sector Weightings % of Investments

Information Technology	20.6%
Financials	19.1%
Health Care	15.4%
Industrials	14.5%
Consumer Discretionary	10.9%
Materials	5.9%
Energy	5.9%
Consumer Staples	4.4%
Utilities	1.5%
Telecommunication Services	0.7%
Other	1.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

EnerSys, Inc.	1.0%
RLJ Lodging Trust	0.9%
PTC, Inc.	0.9%
Minerals Technologies, Inc.	0.9%
International Rectifier Corp.	0.9%
Worthington Technologies Corp.	0.9%
Esterline Technologies Corp.	0.9%
j2 Global, Inc.	0.9%
Black Hills Corp.	0.8%
STERIS Corp.	0.8%
Total	8.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Active Equity Funds

 Schwab Small-Cap Equity Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Equity Fundtm (7/1/03)	41.10%	18.86%	10.20%
Russell 2000® Index	36.28%	17.04%	9.03%
Fund Category: Morningstar Small Blend	35.17%	17.34%	9.02%

Fund Expense Ratio4: 1.12%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 15

Schwab Hedged Equity Fund™

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. When the fund takes a long position, it purchases a stock outright. However, when the fund takes a short position, it sells a stock that it has borrowed, and at the scheduled time of replacement, has to buy the stock at the current market price to close out the transaction. If the price of the stock rises after the short sale, the fund loses money, and vice versa. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stocks selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 13.81% for the 12 months ended October 31, 2013, underperforming the S&P 500 Index (the index), which returned 27.18% for the reporting period. Although the fund uses the index for general performance comparisons, the fund’s investment objective and use of short sale transactions generally mean that its total return is expected to be lower than the total return of the index when stocks rally, but potentially higher than the total return of the index when the stock market loses ground.

Market Highlights. All sectors within the index generated positive returns for the reporting period, as equities benefitted from low interest rates that made financing more affordable for businesses and households. Some signs of improving economic conditions also generally supported these results. The Consumer Discretionary and Industrials sectors performed particularly well, while the Utilities and Telecommunications sectors generated positive returns but underperformed by comparison.

Positioning and Strategies. Throughout the 12-month reporting period, the fund held short positions of approximately 42% of net assets on average. Given the substantial rally by stocks, these short positions significantly detracted from the fund’s return compared with the index, and provided the most significant reason for the performance disparity between the two.

The fund’s allocations across market sectors also weighed on performance compared with the index, particularly among the Consumer Discretionary and Financials sectors. For example, the fund’s long positions in the Consumer Discretionary sector returned approximately 31%, significantly underperforming the approximately 40% corresponding return of the index. In addition, although the fund’s long positions in the Financials sector solidly outperformed those in the index, the fund’s short positions within this sector reduced this relative outperformance.

Not all sector strategies generated negative results, with the fund’s selections within the Materials sector providing one example. Overall selections in this sector compared with the index benefited relative performance as the fund’s long positions returned approximately 32%, outperforming those of the index.

From a valuation standpoint, the fund’s strategies among lower price-to-earnings groups generally helped the fund’s performance. For example, the fund’s relative overweight in the Kroger Co., which operates supermarkets and convenience stores in the U.S., helped the fund’s performance compared with the index. The company reported generally good earnings throughout the year, helping the fund’s holdings return approximately 73% for the reporting period and solidly outperform the overall return generated by the Consumer Staples sector.

Another stock selection that helped the fund’s performance relative to the index was Delta Air Lines, Inc., an air transportation company. The fund held an overweight in this company compared with the index, and these holdings returned approximately 104% for the reporting period as Delta Air Lines, Inc. reported very good earnings.

As of 10/31/13:
 Statistics

Number of Holdings
Long Holdings	137
Short Holdings	95
Weighted Average Market Cap ($ x 1,000,000)
Long Holdings	$61,212
Short Holdings	$6,480
Price/Earnings Ratio (P/E)
Long Holdings	19.8
Short Holdings	46.1
Price/Book Ratio (P/B)
Long Holdings	2.2
Short Holdings	3.6
Portfolio Turnover Rate	130%
Portfolio Turnover Rate excluding short sales	71%

 Top Equity Long Holdings
 % of Net Assets1

Apple, Inc.	2.6%
Wells Fargo & Co.	2.6%
Pfizer, Inc.	2.5%
FedEx Corp.	2.1%
ConocoPhillips	2.1%
Total	11.9%

 Top Equity Short Holdings
 % of Net Assets1

Signature Bank	1.6%
TransDigm Group, Inc.	1.4%
The Hain Celestial Group, Inc.	1.2%
PartnerRe Ltd.	1.2%
RLI Corp.	1.1%
Total	6.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Active Equity Funds

 Schwab Hedged Equity Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Hedged Equity Fundtm (9/3/02)	13.81%	8.23%	5.80%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Long/Short Equity	12.66%	7.15%	5.45%

Fund Expense Ratios4: Net 2.08%; Gross 2.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 17

Schwab Financial Services Fund™

The Schwab Financial Services Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in equity securities issued by companies in the financial services sector. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 30.20% for the 12 months ended October 31, 2013, underperforming the S&P 1500 SuperComposite Financials Sector Index (the index), which the fund uses for performance comparisons. The index returned 31.28% for the reporting period.

Market Highlights. Stocks in U.S. and developed international markets generated solid returns for the reporting period, supported by efforts by the Federal Reserve and many other central banks to keep interest rates low to stimulate economic growth. This made financing more affordable for businesses and households alike, and generally made financial products at banks and companies offering diversified financial services more appealing to investors and savers. Insurance providers and companies involved in asset management also produced particularly noteworthy returns.

Positioning and Strategies. The fund’s over- and underweights among market-capitalization groups represented a primary detractor from performance compared with the index, although stock selection within this strategy generally helped overall. For example, the fund’s stock selections among companies with market capitalizations of $10 billion to $50 billion detracted overall from relative performance, while stocks in this group generated solid returns but underperformed many other market-capitalization groups.

Within the fund’s broader market-capitalization strategy, one significant detractor was an overweight position in Weyerhaeuser Company, a real estate investment trust. During the reporting period, the relatively modest pace of housing starts, particularly for single-family units, limited the performance of this company’s stock. As a result, the fund’s holdings of Weyerhaeuser Company returned approximately -10%, and when combined with the fund’s overweight in this company compared with the index, detracted from relative performance.

By comparison, over- and underweights compared with the index among price-to-earnings groups generally enhanced the fund’s performance. Allocations among the highest and lowest price-to-earnings groups in particular generally supported this result, although stock selection within these groups generally detracted from the fund’s relative return.

Within the fund’s strategy concerning price-to-earnings groups, holdings of WSFS Financial Corporation, a financial services company, enhanced the fund’s performance compared with the index. The index did not include holdings of WSFS Financial Corporation, which returned approximately 67% for the fund, as the company reported generally solid earnings and improved its market share, thanks in part to an evolving balance of products. As a result, the fund’s overweight position in this company enhanced relative performance, as the overall Thrifts & Mortgage Financing sub-industry within the index returned approximately 22%, well below the returns of the fund’s WSFS Financial Corporation holdings.

As of 10/31/13:

 Statistics

Number of Holdings	66
Weighted Average Market Cap ($ x 1,000,000)	$73,801
Price/Earnings Ratio (P/E)	15.7
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	74%

 Industry Weightings % of Investments

Diversified Financials	45.5%
Banks	21.9%
Real Estate	16.1%
Insurance	15.9%
Other	0.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Wells Fargo & Co.	8.7%
JPMorgan Chase & Co.	7.8%
Berkshire Hathaway, Inc., Class B	5.1%
Citigroup, Inc.	4.6%
American Express Co.	4.2%
Bank of America Corp.	4.1%
American International Group, Inc.	3.1%
The Bank of New York Mellon Corp.	3.0%
The PNC Financial Services Group, Inc.	3.0%
The Travelers Cos., Inc.	2.6%
Total	46.2%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Active Equity Funds

 Schwab Financial Services Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Financial Services Fundtm (7/3/00)	30.20%	9.72%	3.78%
S&P 1500 SuperComposite Financials Sector Index	31.28%	8.36%	0.34%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Financial	31.06%	11.25%	3.24%

Fund Expense Ratios3: Net 0.94%; Gross 1.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Since the Financial Services Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 19

Schwab Health Care Fund™

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in equity securities issued by companies in the Health Care sector. The fund uses Schwab Equity Ratings to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 35.46% for the 12 months ended October 31, 2013, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 30.80% for the reporting period.

Market Highlights. Health Care stocks in the U.S. generally outperformed similar securities across much of the globe, and were some of the better overall performers within the broader U.S. stock market. Within the broad Health Care sector, Biotechnology, Pharmaceuticals, and Health Care Equipment stocks—collectively representing more than 80% of the index—each generated overall returns that ranged from approximately 25% to 63%.

Positioning and Strategies. Multiple strategies helped the fund outperform the index, but effective stock selection within the U.S. was one of the most significant overall contributors. By comparison, stock selection among overseas markets generally detracted from the fund’s relative return.

Stock selection in the U.S., which represented an average weight of approximately 78% of the fund, worked out well for the fund, and selection strategies among market-capitalization groups with $50 billion or less were some of the better performers within this strategy. For example, the fund held an overweight position versus the index in Celgene Corporation, a global biopharmaceutical company based in the U.S. The company showed strong clinical results for its flagship product, which treats multiple types of cancer. As a result, the fund’s holdings of Celgene Corporation returned approximately 103%, and when combined with the fund’s overweight in the company compared with the index, enhanced relative performance.

Turning to the fund’s broad market-capitalization strategy, the fund owned stock in Boston Scientific Corporation, which develops, manufactures, and markets cardiovascular devices. Boston Scientific Corporation generated positive organic sales growth during the reporting period, although the company’s product line produced comparatively mixed results. As a result, the fund’s holdings of Boston Scientific Corporation returned approximately 127%, allowing the fund’s overweight to substantially enhance relative performance.

However, not all of the fund’s stock selections within its broad market-capitalization strategy were as successful. For example, the fund owned an overweight position compared with the index in Eli Lilly and Company, a large pharmaceutical company based in the U.S. with an established, globally distributed product line-up. Holdings of Eli Lilly returned approximately 2% for the fund, well below the roughly 39% overall return that the fund’s U.S. Health Care stocks generated. As a result, the fund’s Eli Lilly holdings reduced the fund’s performance compared with the index.

As of 10/31/13:

 Statistics

Number of Holdings	96
Weighted Average Market Cap ($ x 1,000,000)	$84,921
Price/Earnings Ratio (P/E)	20.8
Price/Book Ratio (P/B)	3.3
Portfolio Turnover Rate	54%

 Industry Weightings % of Investments

Pharmaceuticals, Biotechnology & Life Sciences	71.0%
Healthcare – Services	26.9%
Materials	0.8%
Other	1.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Pfizer, Inc.	7.1%
Johnson & Johnson	7.0%
Amgen, Inc.	4.8%
AbbVie, Inc.	4.5%
Roche Holding AG	4.2%
Celgene Corp.	4.0%
Merck & Co., Inc.	4.0%
Medtronic, Inc.	3.9%
Biogen Idec, Inc.	3.4%
Novartis AG – Reg’d	3.3%
Total	46.2%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Active Equity Funds

 Schwab Health Care Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Health Care Fundtm (7/3/00)	35.46%	18.18%	13.32%
Dow Jones Global Health Care Index	30.80%	15.96%	9.55%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Health	40.32%	19.01%	10.83%

Fund Expense Ratios3: Net 0.82%; Gross 0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Since the Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 21

Schwab® International Core Equity Fund

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in stocks of publicly traded companies located in developed countries, excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 27.70% for the 12 months ended October 31, 2013, outperforming the MSCI EAFE Index (the index), which the fund uses for performance comparisons. The index returned 27.40% for the reporting period.

Market Highlights. International equities in developed markets performed well, continuing to rally from depressed levels during the height of the euro zone’s sovereign debt crisis. Policies by many central banks around the world aimed at keeping interest rates low to stimulate economic growth, pockets of economic improvement in some developed European economies, and relative stability in the euro zone generally supported the performance of overseas stocks.

Positioning and Strategies. Multiple strategies helped the fund outperform, but effective stock selection was one of the most noteworthy overall contributors. Stock selection in the U.K., France, and Australia was particularly strong, while stock selection in Japan was a primary detractor from the fund’s performance.

For example, the fund’s U.K. holdings returned approximately 27% for the reporting period in U.S. dollar terms, outperforming the approximately 21% return generated by U.K. holdings within the index. Within this country market, the fund’s holdings of Berendsen PLC, a textile service company, and Grainger PLC, a residential property company, performed particularly well as both companies experienced strong earnings and cash flow growth, enhancing the fund’s performance compared with the index.

Stock selection in Japan worked out less favorably, detracting from the fund’s relative performance. For example, the fund owned shares of Ajinomoto Co, Inc., which produces and sells a variety of food products. Holdings of this company returned approximately -9% in U.S. dollar terms, and when combined with the fund’s overweight in this stock, detracted from the fund’s return compared with the index.

Turning to valuation strategies, the fund’s stock selection among price-to-earnings groups was a significant contributor to the fund’s outperformance of the index. Stock selection among lower price-to-earnings groups was particularly strong, while selection among more middle price-to-earnings groups generally detracted from performance. One example of stock selection that enhanced relative performance within the fund’s overall price-to-earnings strategy was INPEX Corporation, a Japanese holding company involved in oil and natural gas exploration and production. The fund’s holdings of INPEX Corporation returned approximately -6% in U.S. dollar terms, while representing a smaller overall position than within the index, where this company’s stock generated even lower returns. As a result, this strategic positioning in INPEX Corporation enhanced the fund’s performance compared with the index.

As of 10/31/13:

 Statistics

Number of Holdings	208
Weighted Average Market Cap ($ x 1,000,000)	$53,925
Price/Earnings Ratio (P/E)	18.7
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	75%

 Sector Weightings % of Investments

Financials	22.6%
Consumer Discretionary	14.3%
Industrials	13.6%
Health Care	10.6%
Energy	9.3%
Consumer Staples	8.3%
Materials	6.9%
Information Technology	5.2%
Telecommunication Services	3.8%
Utilities	3.4%
Other	2.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

BP plc	2.3%
Sanofi	2.0%
Novartis AG – Reg’d	1.8%
BNP Paribas S.A.	1.8%
Roche Holding AG	1.8%
Siemens AG – Reg’d	1.7%
Panasonic Corp.	1.7%
Next plc	1.6%
Repsol S.A.	1.5%
Total S.A.	1.5%
Total	17.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

22 Schwab Active Equity Funds

 Schwab® International Core Equity Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 30, 2008 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® International Core Equity Fund (5/30/08)	27.70%	13.60%	1.89%
MSCI EAFE® Index (Gross)	27.40%	12.52%	1.04%
Fund Category: Morningstar Foreign Large Blend	23.08%	11.74%	0.02%

Fund Expense Ratios4: Net 0.87%; Gross 1.17%

 Country Weightings % of Investments

Japan	20.2%
United Kingdom	20.0%
France	10.5%
Germany	9.1%
Australia	8.2%
Switzerland	7.2%
Netherlands	4.0%
Sweden	3.3%
Spain	2.8%
Other Countries	14.7%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 23

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab Core Equity Fundtm
Actual Return	0.72%	$1,000.00	$1,108.70	$3.83
Hypothetical 5% Return	0.72%	$1,000.00	$1,021.58	$3.67

Schwab Dividend Equity Fundtm
Actual Return	0.89%	$1,000.00	$1,107.20	$4.73
Hypothetical 5% Return	0.89%	$1,000.00	$1,020.72	$4.53

Schwab Large-Cap Growth Fundtm
Actual Return	0.99%	$1,000.00	$1,118.60	$5.29
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04

Schwab Small-Cap Equity Fundtm
Actual Return	1.10%	$1,000.00	$1,183.20	$6.05
Hypothetical 5% Return	1.10%	$1,000.00	$1,019.66	$5.60

Schwab Hedged Equity Fundtm
Actual Return	2.16%	$1,000.00	$1,050.20	$11.16
Hypothetical 5% Return	2.16%	$1,000.00	$1,014.32	$10.97

Schwab Financial Services Fundtm
Actual Return	0.94%	$1,000.00	$1,099.00	$4.97
Hypothetical 5% Return	0.94%	$1,000.00	$1,020.47	$4.79

Schwab Health Care Fundtm
Actual Return	0.82%	$1,000.00	$1,120.40	$4.38
Hypothetical 5% Return	0.82%	$1,000.00	$1,021.07	$4.18

Schwab® International Core Equity Fund
Actual Return	0.86%	$1,000.00	$1,092.30	$4.54
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.87	$4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

24 Schwab Active Equity Funds

Schwab Core Equity Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	18.80	16.81	15.78	14.26	13.43

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.26	0.19	0.17	0.17
Net realized and unrealized gains (losses)	4.51	2.07	1.01	1.50	0.88

Total from investment operations	4.83	2.33	1.20	1.67	1.05
Less distributions:
Distributions from net investment income	(0.17)	(0.34)	(0.17)	(0.15)	(0.22)

Net asset value at end of period	23.46	18.80	16.81	15.78	14.26

Total return (%)	25.89	13.99	7.60	11.77	8.11

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.72	0.72	0.73	0.73	0.75
Gross operating expenses	0.73	0.73	0.73	0.74	0.78
Net investment income (loss)	1.51	1.37	1.06	1.05	1.39
Portfolio turnover rate	80	45 [1]	35	49	41 [2]
Net assets, end of period ($ x 1,000,000)	2,247	1,880	1,719	1,792	1,770

1 Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 12 for additional information.
2 Portfolio turnover excludes the impact of investment activity from a merger with another fund.

See financial notes 25

 Schwab Core Equity Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Common Stock	1,779,675,648	2,240,003,911
0.3%	Other Investment Company	6,221,788	6,221,788
0.0%	Short-Term Investment	349,998	349,998

100.0%	Total Investments	1,786,247,434	2,246,575,697
0.7%	Collateral Invested for Securities on Loan	14,746,820	14,746,820
(0.7%)	Other Assets and Liabilities, Net		(14,199,217)

100.0%	Total Net Assets		2,247,123,300

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 0.4%
Ford Motor Co.	528,000	9,034,080

Banks 3.2%
Wells Fargo & Co.	1,700,200	72,581,538

Capital Goods 6.0%
3M Co.	34,700	4,366,995
Danaher Corp.	447,000	32,224,230
Eaton Corp. plc	51,300	3,619,728
General Dynamics Corp.	124,300	10,768,109
General Electric Co.	396,100	10,354,054
Honeywell International, Inc.	137,500	11,925,375
IDEX Corp.	23,700	1,638,855
Northrop Grumman Corp.	229,000	24,619,790
Regal-Beloit Corp.	37,000	2,713,210
Textron, Inc.	460,000	13,243,400
The Boeing Co.	82,400	10,753,200
United Rentals, Inc. *	119,600	7,724,964

		133,951,910

Commercial & Professional Supplies 2.1%
Nielsen Holdings N.V.	224,000	8,834,560
The ADT Corp. (b)	368,500	15,981,845
Towers Watson & Co., Class A	51,600	5,924,196
Waste Management, Inc.	402,300	17,516,142

		48,256,743

Consumer Durables & Apparel 3.0%
Hanesbrands, Inc.	65,000	4,427,800
Jarden Corp. *	332,250	18,393,360
Mohawk Industries, Inc. *	52,000	6,885,840
NIKE, Inc., Class B	508,000	38,486,080

		68,193,080

Consumer Services 3.1%
International Game Technology	1,262,900	23,742,520
MGM Resorts International *	1,146,400	21,827,456
Service Corp. International	603,300	10,865,433
Wyndham Worldwide Corp.	204,000	13,545,600

		69,981,009

Diversified Financials 7.8%
Bank of America Corp.	1,574,000	21,973,040
Berkshire Hathaway, Inc., Class B *	112,100	12,900,468
Citigroup, Inc.	315,000	15,365,700
JPMorgan Chase & Co.	1,181,240	60,881,109
Morgan Stanley	140,000	4,022,200
State Street Corp.	471,000	33,002,970
The Bank of New York Mellon Corp.	825,000	26,235,000

		174,380,487

Energy 10.7%
Anadarko Petroleum Corp.	177,200	16,885,388
Baker Hughes, Inc.	219,100	12,727,519
Chevron Corp.	515,100	61,791,396
ConocoPhillips	674,100	49,411,530
EOG Resources, Inc.	95,600	17,055,040
Exxon Mobil Corp.	145,500	13,039,710
Hess Corp.	125,600	10,198,720
Marathon Petroleum Corp.	190,700	13,665,562
Murphy Oil Corp.	270,565	16,320,481
Occidental Petroleum Corp.	264,990	25,460,239
Phillips 66	42,900	2,764,047

		239,319,632

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	116,400	13,735,200
The Kroger Co.	226,400	9,698,976
Walgreen Co.	279,700	16,569,428

		40,003,604

Food, Beverage & Tobacco 4.7%
Altria Group, Inc.	142,600	5,308,998
Archer-Daniels-Midland Co.	864,500	35,358,050
Hillshire Brands Co.	495,600	16,270,548
Molson Coors Brewing Co., Class B	116,500	6,291,000
PepsiCo, Inc.	440,000	36,999,600
Tyson Foods, Inc., Class A	185,000	5,118,950

		105,347,146

26 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 5.7%
Abbott Laboratories	450,700	16,473,085
Becton, Dickinson & Co.	88,000	9,251,440
Boston Scientific Corp. *	332,500	3,886,925
CareFusion Corp. *	614,500	23,824,165
Cigna Corp.	437,500	33,678,750
Covidien plc	159,000	10,193,490
Medtronic, Inc.	360,500	20,692,700
WellPoint, Inc.	119,500	10,133,600

		128,134,155

Household & Personal Products 1.8%
Energizer Holdings, Inc.	236,800	23,232,448
Kimberly-Clark Corp.	161,600	17,452,800

		40,685,248

Insurance 2.4%
Aflac, Inc.	208,500	13,548,330
American International Group, Inc.	134,300	6,936,595
MetLife, Inc.	150,000	7,096,500
Prudential Financial, Inc.	40,000	3,255,600
Reinsurance Group of America, Inc.	76,500	5,445,270
The Progressive Corp.	263,200	6,835,304
The Travelers Cos., Inc.	129,000	11,132,700

		54,250,299

Materials 4.0%
Avery Dennison Corp.	266,300	12,548,056
International Paper Co.	201,500	8,988,915
PPG Industries, Inc.	193,000	35,237,940
Steel Dynamics, Inc.	319,000	5,732,430
The Dow Chemical Co.	684,700	27,025,109

		89,532,450

Media 2.1%
Comcast Corp., Class A	455,000	21,648,900
Time Warner, Inc.	186,300	12,806,262
Viacom Inc., Class B	150,700	12,551,803

		47,006,965

Pharmaceuticals, Biotechnology & Life Sciences 9.8%
AbbVie, Inc.	220,000	10,659,000
Amgen, Inc.	248,652	28,843,632
Celgene Corp. *	235,500	34,969,395
Johnson & Johnson	395,000	36,580,950
Merck & Co., Inc.	230,980	10,414,888
Pfizer, Inc.	2,125,400	65,207,272
Thermo Fisher Scientific, Inc.	343,800	33,616,764

		220,291,901

Real Estate 0.4%
Prologis, Inc.	250,000	9,987,500

Retailing 5.2%
Best Buy Co., Inc.	252,000	10,785,600
Liberty Interactive Corp., Class A *	1,160,200	31,278,992
Macy’s, Inc.	553,700	25,531,107
Staples, Inc.	393,600	6,344,832
The Gap, Inc.	334,000	12,354,660
The Home Depot, Inc.	146,000	11,371,940
The TJX Cos., Inc.	301,000	18,297,790

		115,964,921

Semiconductors & Semiconductor Equipment 0.2%
Cree, Inc. *	22,500	1,366,875
Lam Research Corp. *	36,200	1,963,126

		3,330,001

Software & Services 8.1%
Activision Blizzard, Inc.	765,500	12,737,920
CA, Inc.	945,000	30,013,200
Computer Sciences Corp.	470,500	23,176,830
Google, Inc., Class A *	14,500	14,943,410
International Business Machines Corp.	18,100	3,243,701
Jack Henry & Associates, Inc.	164,800	8,999,728
Microsoft Corp.	756,800	26,752,880
Oracle Corp.	1,126,300	37,731,050
Symantec Corp.	135,000	3,069,900
Synopsys, Inc. *	474,942	17,311,636
TIBCO Software, Inc. *	124,300	3,052,808

		181,033,063

Technology Hardware & Equipment 9.0%
Apple, Inc.	123,000	64,249,050
Cisco Systems, Inc.	1,967,500	44,268,750
Hewlett-Packard Co.	583,500	14,219,895
NetApp, Inc.	112,000	4,346,720
SanDisk Corp.	152,700	10,612,650
TE Connectivity Ltd.	294,900	15,184,401
Western Digital Corp.	253,500	17,651,205
Xerox Corp.	3,251,300	32,317,922

		202,850,593

Telecommunication Services 3.1%
AT&T, Inc.	1,087,600	39,371,120
Telephone & Data Systems, Inc.	298,971	9,321,916
Verizon Communications, Inc.	413,300	20,875,783

		69,568,819

Transportation 1.0%
FedEx Corp.	179,400	23,501,400

Utilities 4.1%
Ameren Corp.	562,000	20,333,160
American Electric Power Co., Inc.	421,700	19,752,428
CenterPoint Energy, Inc.	610,800	15,025,680
NextEra Energy, Inc.	138,200	11,712,450
PG&E Corp.	311,000	13,015,350

See financial notes 27

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The AES Corp.	921,100	12,978,299

		92,817,367

Total Common Stock
(Cost $1,779,675,648)		2,240,003,911

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (d)	6,221,788	6,221,788

Total Other Investment Company
(Cost $6,221,788)		6,221,788

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.01%, 12/19/13 (a)(c)	350,000	349,998

Total Short-Term Investment
(Cost $349,998)		349,998

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.7% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (d)	14,746,820	14,746,820

Total Collateral Invested for Securities on Loan
(Cost $14,746,820)		14,746,820

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $1,788,358,191 and the unrealized appreciation and depreciation were $462,825,364 and ($4,607,858), respectively, with a net unrealized appreciation of $458,217,506.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $14,535,672.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	45	3,939,750	163,376

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,240,003,911	$—	$—	$2,240,003,911
Other Investment Company[1]	6,221,788	—	—	6,221,788
Short-Term Investment[1]	—	349,998	—	349,998

Total	$2,246,225,699	$349,998	$—	$2,246,575,697

Other Financial Instruments
Collateral Invested for Securities on Loan	$14,746,820	$—	$—	$14,746,820
Futures Contract[2]	163,376	—	—	163,376

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

28 See financial notes

 Schwab Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,786,247,434) including securities on loan of $14,535,672		$2,246,575,697
Collateral invested for securities on loan		14,746,820
Receivables:
Dividends		1,803,559
Fund shares sold		530,696
Income from securities on loan		1,031
Interest		2
Prepaid expenses	+	47,387

Total assets		2,263,705,192

Liabilities

Collateral held for securities on loan		14,746,820
Payables:
Investment adviser and administrator fees		88,151
Shareholder service fees		53,960
Fund shares redeemed		1,610,814
Variation margin on futures contracts		21,600
Accrued expenses	+	60,547

Total liabilities		16,581,892

Net Assets

Total assets		2,263,705,192
Total liabilities	−	16,581,892

Net assets		$2,247,123,300

Net Assets by Source
Capital received from investors		1,647,066,119
Net investment income not yet distributed		18,530,775
Net realized capital gains		121,034,767
Net unrealized capital appreciation		460,491,639

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,247,123,300		95,775,504		$23.46

See financial notes 29

 Schwab Core Equity Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $17,472)		$45,783,381
Interest		2,267
Securities on loan	+	244,678

Total investment income		46,030,326

Expenses

Investment adviser and administrator fees		9,683,636
Shareholder service fees		4,807,654
Shareholder reports		119,876
Transfer agent fees		81,965
Portfolio accounting fees		76,408
Custodian fees		48,593
Professional fees		42,868
Registration fees		37,296
Independent trustees’ fees		20,964
Interest expense		93
Other expenses	+	44,763

Total expenses		14,964,116
Expense reduction by CSIM and its affiliates	−	91,853
Custody credits	−	10

Net expenses	−	14,872,253

Net investment income		31,158,073

Realized and Unrealized Gains (Losses)

Net realized gains on investments		231,388,304
Net realized gains on futures contracts	+	1,239,109

Net realized gains		232,627,413
Net change in unrealized appreciation on investments		209,030,731
Net change in unrealized appreciation on futures contracts	+	590,291

Net change in unrealized appreciation	+	209,621,022

Net realized and unrealized gains		442,248,435

Increase in net assets resulting from operations		$473,406,508

30 See financial notes

 Schwab Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$31,158,073	$23,675,409
Net realized gains		232,627,413	141,751,928
Net change in unrealized appreciation	+	209,621,022	52,306,627

Increase in net assets from operations		473,406,508	217,733,964

Distributions to Shareholders

Distributions from net investment income		($16,475,044)	($32,156,180)

Transactions in Fund Shares1

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,345,311	$194,423,482	6,062,795	$109,887,310
Issued in connection with merger		—	—	11,283,566	216,114,348
Shares reinvested		445,622	8,359,860	836,086	14,755,613
Shares redeemed	+	(13,994,307)	(292,667,176)	(20,453,309)	(365,280,788)

Net transactions in fund shares		(4,203,374)	($89,883,834)	(2,270,862)	($24,523,517)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		99,978,878	$1,880,075,670	102,249,740	$1,719,021,403
Total increase or decrease	+	(4,203,374)	367,047,630	(2,270,862)	161,054,267

End of period		95,775,504	$2,247,123,300	99,978,878	$1,880,075,670

Net investment income not yet distributed			$18,530,775		$3,792,266

[1]	Effective September 7, 2012, all of the assets and liabilities of the Schwab Premier Equity Fund were transferred to the Schwab Core Equity Fund. (See financial note 12)

See financial notes 31

Schwab Dividend Equity Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	14.52	13.15	12.08	10.94	10.63

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.27	0.23	0.21	0.25
Net realized and unrealized gains (losses)	3.70	1.38	1.06	1.14	0.31

Total from investment operations	4.02	1.65	1.29	1.35	0.56
Less distributions:
Distributions from net investment income	(0.32)	(0.28)	(0.22)	(0.21)	(0.25)

Net asset value at end of period	18.22	14.52	13.15	12.08	10.94

Total return (%)	27.99	12.65	10.73	12.42	5.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.89	0.89	0.89	0.89	0.90 [2]
Gross operating expenses	0.89	0.89	0.89	0.89	0.91
Net investment income (loss)	1.97	1.89	1.77	1.74	2.40
Portfolio turnover rate	64	55	31	37	39
Net assets, end of period ($ x 1,000,000)	1,804	1,390	1,325	1,322	1,297

1 Effective October 7, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

32 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Common Stock	1,398,381,459	1,785,118,858
1.4%	Short-Term Investments	25,904,746	25,904,746

100.4%	Total Investments	1,424,286,205	1,811,023,604
(0.4%)	Other Assets and Liabilities, Net		(7,382,621)

100.0%	Total Net Assets		1,803,640,983

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Automobiles & Components 1.0%
Ford Motor Co.	1,109,300	18,980,123

Banks 5.3%
Huntington Bancshares, Inc.	430,000	3,784,000
Regions Financial Corp.	376,400	3,624,732
The PNC Financial Services Group, Inc.	380,000	27,941,400
Wells Fargo & Co.	1,418,400	60,551,496

		95,901,628

Capital Goods 6.1%
3M Co.	128,000	16,108,800
Eaton Corp. plc	232,200	16,384,032
Fluor Corp.	17,900	1,328,538
GATX Corp.	21,200	1,092,860
General Electric Co.	994,000	25,983,160
ITT Corp.	99,500	3,953,135
Northrop Grumman Corp.	217,200	23,351,172
The Boeing Co.	14,000	1,827,000
United Technologies Corp.	192,200	20,421,250

		110,449,947

Commercial & Professional Supplies 1.6%
R.R. Donnelley & Sons Co.	804,000	14,930,280
Waste Management, Inc.	342,700	14,921,158

		29,851,438

Consumer Durables & Apparel 2.1%
Hasbro, Inc.	251,500	12,989,975
NIKE, Inc., Class B	95,400	7,227,504
Whirlpool Corp.	116,400	16,995,564

		37,213,043

Consumer Services 1.3%
H&R Block, Inc.	224,800	6,393,312
International Game Technology	415,000	7,802,000
Service Corp. International	65,200	1,174,252
Wyndham Worldwide Corp.	120,000	7,968,000

		23,337,564

Diversified Financials 12.2%
Bank of America Corp.	865,000	12,075,400
Berkshire Hathaway, Inc., Class B *	55,800	6,421,464
Citigroup, Inc.	406,700	19,838,826
JPMorgan Chase & Co.	1,102,684	56,832,333
Morgan Stanley	978,300	28,106,559
SLM Corp.	883,400	22,411,858
State Street Corp.	406,500	28,483,455
The Bank of New York Mellon Corp.	894,000	28,429,200
The Goldman Sachs Group, Inc.	106,800	17,179,848

		219,778,943

Energy 13.8%
Anadarko Petroleum Corp.	130,000	12,387,700
Chevron Corp.	452,500	54,281,900
ConocoPhillips	642,000	47,058,600
Devon Energy Corp.	115,400	7,295,588
EOG Resources, Inc.	26,500	4,727,600
Exxon Mobil Corp.	512,800	45,957,136
Hess Corp.	164,000	13,316,800
Marathon Petroleum Corp.	156,500	11,214,790
Murphy Oil Corp.	175,000	10,556,000
Nabors Industries Ltd.	510,000	8,914,800
Occidental Petroleum Corp.	316,800	30,438,144
Phillips 66	32,500	2,093,975

		248,243,033

Food & Staples Retailing 1.4%
The Kroger Co.	115,000	4,926,600
Walgreen Co.	350,000	20,734,000

		25,660,600

Food, Beverage & Tobacco 3.9%
Altria Group, Inc.	147,600	5,495,148
Archer-Daniels-Midland Co.	757,000	30,961,300
Hillshire Brands Co.	88,300	2,898,889
Molson Coors Brewing Co., Class B	187,500	10,125,000
PepsiCo, Inc.	257,500	21,653,175

		71,133,512

Health Care Equipment & Services 2.6%
Abbott Laboratories	165,300	6,041,715
Cigna Corp.	106,000	8,159,880
Covidien plc	33,000	2,115,630

See financial notes 33

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Medtronic, Inc.	490,000	28,126,000
WellPoint, Inc.	22,000	1,865,600

		46,308,825

Household & Personal Products 1.3%
Energizer Holdings, Inc.	93,400	9,163,474
The Procter & Gamble Co.	167,800	13,549,850

		22,713,324

Insurance 6.2%
Aflac, Inc.	348,300	22,632,534
American International Group, Inc.	19,400	1,002,010
Arthur J. Gallagher & Co.	2,200	104,390
Assurant, Inc.	80,900	4,731,032
MetLife, Inc.	165,000	7,806,150
Old Republic International Corp.	905,100	15,196,629
Protective Life Corp.	36,200	1,668,096
Prudential Financial, Inc.	321,700	26,183,163
Reinsurance Group of America, Inc.	40,300	2,868,554
StanCorp Financial Group, Inc.	18,600	1,095,540
The Hanover Insurance Group, Inc.	14,000	819,560
The Travelers Cos., Inc.	306,100	26,416,430
XL Group plc	17,200	525,804

		111,049,892

Materials 5.3%
International Paper Co.	397,400	17,728,014
PPG Industries, Inc.	130,200	23,771,916
Steel Dynamics, Inc.	1,353,300	24,318,801
The Dow Chemical Co.	747,500	29,503,825

		95,322,556

Media 1.3%
Comcast Corp., Class A	156,600	7,451,028
Time Warner, Inc.	240,500	16,531,970

		23,982,998

Pharmaceuticals, Biotechnology & Life Sciences 8.4%
AbbVie, Inc.	268,500	13,008,825
Amgen, Inc.	79,400	9,210,400
Eli Lilly & Co.	192,900	9,610,278
Johnson & Johnson	713,200	66,049,452
Pfizer, Inc.	1,743,400	53,487,512

		151,366,467

Real Estate 3.8%
Apartment Investment & Management Co., Class A	517,400	14,476,852
Brandywine Realty Trust	117,700	1,674,871
Duke Realty Corp.	619,100	10,258,487
Host Hotels & Resorts, Inc.	438,000	8,124,900
Liberty Property Trust	163,000	6,061,970
Prologis, Inc.	622,000	24,848,900
Retail Properties of America, Inc., Class A	185,500	2,654,505

		68,100,485

Retailing 2.6%
Best Buy Co., Inc.	338,000	14,466,400
Macy’s, Inc.	548,500	25,291,335
The Home Depot, Inc.	91,900	7,158,091

		46,915,826

Semiconductors & Semiconductor Equipment 1.2%
Applied Materials, Inc.	337,800	6,029,730
Microchip Technology, Inc.	153,000	6,572,880
Texas Instruments, Inc.	213,800	8,996,704

		21,599,314

Software & Services 3.0%
CA, Inc.	800,000	25,408,000
Computer Sciences Corp.	398,100	19,610,406
Jack Henry & Associates, Inc.	20,000	1,092,200
The Western Union Co.	507,000	8,629,140

		54,739,746

Technology Hardware & Equipment 5.1%
Cisco Systems, Inc.	1,555,700	35,003,250
Hewlett-Packard Co.	483,300	11,778,021
Seagate Technology plc	103,200	5,023,776
TE Connectivity Ltd.	526,000	27,083,740
Western Digital Corp.	136,000	9,469,680
Xerox Corp.	290,900	2,891,546

		91,250,013

Telecommunication Services 3.2%
AT&T, Inc.	1,306,400	47,291,680
Telephone & Data Systems, Inc.	59,700	1,861,446
Verizon Communications, Inc.	179,500	9,066,545

		58,219,671

Transportation 0.2%
CSX Corp.	136,400	3,554,584
FedEx Corp.	800	104,800

		3,659,384

Utilities 6.1%
Ameren Corp.	531,500	19,229,670
American Electric Power Co., Inc.	283,500	13,279,140
DTE Energy Co.	443,100	30,635,934
Entergy Corp.	98,500	6,374,920
PG&E Corp.	237,000	9,918,450
Pinnacle West Capital Corp.	204,800	11,474,944
Public Service Enterprise Group, Inc.	346,000	11,591,000

34 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The AES Corp.	485,200	6,836,468

		109,340,526

Total Common Stock
(Cost $1,398,381,459)		1,785,118,858

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.4% of net assets

Time Deposit 1.4%
Wells Fargo
0.03%, 11/01/13	25,489,752	25,489,752

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.01%, 12/19/13 (a)(b)	365,000	364,998
0.06%, 12/19/13 (a)(b)	50,000	49,996

		414,994

Total Short-Term Investments
(Cost $25,904,746)		25,904,746

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $1,424,790,152 and the unrealized appreciation and depreciation were $390,582,767 and ($4,349,315), respectively, with a net unrealized appreciation of $386,233,452.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	95	8,317,250	344,906

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,785,118,858	$—	$—	$1,785,118,858
Short-Term Investments[1]	—	25,904,746	—	25,904,746

Total	$1,785,118,858	$25,904,746	$—	$1,811,023,604

Other Financial Instruments
Futures Contract[2]	$344,906	$—	$—	$344,906

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 35

 Schwab Dividend Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,424,286,205)		$1,811,023,604
Receivables:
Fund shares sold		2,654,599
Dividends		2,231,137
Interest		21
Prepaid expenses	+	38,804

Total assets		1,815,948,165

Liabilities

Payables:
Investments bought		10,650,320
Investment adviser and administrator fees		93,224
Shareholder service fees		35,185
Fund shares redeemed		1,417,712
Variation margin on futures contracts		45,600
Accrued expenses	+	65,141

Total liabilities		12,307,182

Net Assets

Total assets		1,815,948,165
Total liabilities	−	12,307,182

Net assets		$1,803,640,983

Net Assets by Source
Capital received from investors		1,297,480,535
Net investment income not yet distributed		1,659,809
Net realized capital gains		117,418,334
Net unrealized capital appreciation		387,082,305

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,803,640,983		98,985,674		$18.22

36 See financial notes

 Schwab Dividend Equity Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends		$45,083,054
Interest	+	4,976

Total investment income		45,088,030

Expenses

Investment adviser and administrator fees		9,785,648
Shareholder service fees		3,863,114
Shareholder reports		105,589
Portfolio accounting fees		70,728
Registration fees		59,770
Professional fees		40,165
Transfer agent fees		37,659
Custodian fees		35,273
Independent trustees’ fees		17,803
Interest expense		266
Other expenses	+	34,461

Total expenses		14,050,476
Expense reduction by CSIM and its affiliates	−	44,391

Net expenses	−	14,006,085

Net investment income		31,081,945

Realized and Unrealized Gains (Losses)

Net realized gains on investments		182,751,291
Net realized gains on futures contracts	+	1,043,009

Net realized gains		183,794,300
Net change in unrealized appreciation on investments		168,817,704
Net change in unrealized appreciation on futures contracts	+	522,787

Net change in unrealized appreciation	+	169,340,491

Net realized and unrealized gains		353,134,791

Increase in net assets resulting from operations		$384,216,736

See financial notes 37

 Schwab Dividend Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$31,081,945	$26,554,898
Net realized gains		183,794,300	109,337,725
Net change in unrealized appreciation	+	169,340,491	30,109,544

Increase in net assets from operations		384,216,736	166,002,167

Distributions to Shareholders

Distributions from net investment income		($30,254,415)	($28,261,739)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		20,146,686	$334,691,092	16,849,993	$235,314,886
Shares reinvested		1,039,729	16,530,353	1,092,546	15,437,629
Shares redeemed	+	(17,942,195)	(291,824,449)	(22,962,741)	(322,803,726)

Net transactions in fund shares		3,244,220	$59,396,996	(5,020,202)	($72,051,211)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		95,741,454	$1,390,281,666	100,761,656	$1,324,592,449
Total increase or decrease	+	3,244,220	413,359,317	(5,020,202)	65,689,217

End of period		98,985,674	$1,803,640,983	95,741,454	$1,390,281,666

Net investment income not yet distributed			$1,659,809		$832,279

38 See financial notes

Schwab Large-Cap Growth Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	12.48	11.18	10.48	9.10	8.22

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.07	0.07	0.05	0.05
Net realized and unrealized gains (losses)	3.17	1.29	0.69	1.39	0.87

Total from investment operations	3.31	1.36	0.76	1.44	0.92
Less distributions:
Distributions from net investment income	(0.13)	(0.06)	(0.06)	(0.06)	(0.04)

Net asset value at end of period	15.66	12.48	11.18	10.48	9.10

Total return (%)	26.76	12.18	7.25	15.83	11.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	0.99	0.99	1.00 [2]	0.99
Gross operating expenses	1.05	1.05	1.05	1.04	1.03
Net investment income (loss)	1.00	0.53	0.56	0.39	0.65
Portfolio turnover rate	87	79	62	57	63
Net assets, end of period ($ x 1,000,000)	253	217	213	219	360

1 Effective October 7, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.

See financial notes 39

 Schwab Large-Cap Growth Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	203,553,675	250,870,917
0.4%	Short-Term Investments	1,155,628	1,155,628

99.7%	Total Investments	204,709,303	252,026,545
0.3%	Other Assets and Liabilities, Net		657,659

100.0%	Total Net Assets		252,684,204

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Automobiles & Components 0.5%
Ford Motor Co.	81,400	1,392,754

Banks 0.4%
Wells Fargo & Co.	26,900	1,148,361

Capital Goods 6.1%
AGCO Corp.	32,400	1,891,512
Danaher Corp.	4,200	302,778
Honeywell International, Inc.	23,100	2,003,463
ITT Corp.	52,600	2,089,798
Masco Corp.	14,600	308,498
The Boeing Co.	30,500	3,980,250
United Rentals, Inc. *	17,200	1,110,948
United Technologies Corp.	19,200	2,040,000
W.W. Grainger, Inc.	5,900	1,586,923

		15,314,170

Commercial & Professional Supplies 2.2%
Equifax, Inc.	32,400	2,095,308
Waste Management, Inc.	78,500	3,417,890

		5,513,198

Consumer Durables & Apparel 3.2%
Hanesbrands, Inc.	5,100	347,412
Jarden Corp. *	14,500	802,720
NIKE, Inc., Class B	67,200	5,091,072
Wolverine World Wide, Inc.	32,200	1,859,228

		8,100,432

Consumer Services 4.7%
Brinker International, Inc.	21,800	968,356
International Game Technology	164,900	3,100,120
MGM Resorts International *	147,300	2,804,592
Service Corp. International	159,900	2,879,799
Wyndham Worldwide Corp.	34,000	2,257,600

		12,010,467

Diversified Financials 1.6%
Affiliated Managers Group, Inc. *	12,000	2,369,280
SEI Investments Co.	47,400	1,573,206

		3,942,486

Energy 4.2%
Baker Hughes, Inc.	11,100	644,799
Chevron Corp.	24,000	2,879,040
ConocoPhillips	24,000	1,759,200
Dril-Quip, Inc. *	1,100	129,162
EOG Resources, Inc.	29,000	5,173,600

		10,585,801

Food & Staples Retailing 3.3%
Rite Aid Corp. *	87,400	465,842
The Kroger Co.	87,400	3,744,216
Walgreen Co.	71,200	4,217,888

		8,427,946

Food, Beverage & Tobacco 6.8%
Altria Group, Inc.	31,400	1,169,022
Archer-Daniels-Midland Co.	78,100	3,194,290
Hillshire Brands Co.	90,800	2,980,964
PepsiCo, Inc.	88,300	7,425,147
Pilgrim’s Pride Corp. *	28,500	403,845
The Coca-Cola Co.	48,400	1,915,188

		17,088,456

Health Care Equipment & Services 6.1%
Abbott Laboratories	53,800	1,966,390
Becton, Dickinson & Co.	5,000	525,650
Boston Scientific Corp. *	26,900	314,461
CareFusion Corp. *	79,700	3,089,969
Cigna Corp.	28,500	2,193,930
Covidien plc	43,900	2,814,429
Henry Schein, Inc. *	20,000	2,248,600
McKesson Corp.	11,200	1,751,008
Medtronic, Inc.	8,400	482,160

		15,386,597

Household & Personal Products 1.2%
Avon Products, Inc.	5,900	103,250
Energizer Holdings, Inc.	31,000	3,041,410

		3,144,660

Insurance 1.1%
Aflac, Inc.	25,200	1,637,496

40 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Travelers Cos., Inc.	13,000	1,121,900

		2,759,396

Materials 4.7%
Avery Dennison Corp.	65,500	3,086,360
E.I. du Pont de Nemours & Co.	7,400	452,880
PPG Industries, Inc.	26,100	4,765,338
Reliance Steel & Aluminum Co.	4,900	359,121
Steel Dynamics, Inc.	58,100	1,044,057
The Dow Chemical Co.	55,400	2,186,638

		11,894,394

Media 3.6%
AMC Networks, Inc., Class A *	4,000	280,360
Comcast Corp., Class A	100,000	4,758,000
Live Nation Entertainment, Inc. *	20,200	392,688
Regal Entertainment Group, Class A	8,500	161,585
Viacom Inc., Class B	41,000	3,414,890

		9,007,523

Pharmaceuticals, Biotechnology & Life Sciences 8.8%
AbbVie, Inc.	61,900	2,999,055
Amgen, Inc.	45,300	5,254,800
Biogen Idec, Inc. *	4,200	1,025,598
Celgene Corp. *	34,900	5,182,301
Johnson & Johnson	38,400	3,556,224
Pfizer, Inc.	129,900	3,985,332
Salix Pharmaceuticals Ltd. *	4,200	301,350

		22,304,660

Real Estate 1.7%
Apartment Investment & Management Co., Class A	42,000	1,175,160
Host Hotels & Resorts, Inc.	170,700	3,166,485

		4,341,645

Retailing 9.7%
Best Buy Co., Inc.	46,800	2,003,040
Liberty Interactive Corp., Class A *	107,000	2,884,720
Lowe’s Cos., Inc.	56,400	2,807,592
Macy’s, Inc.	86,400	3,983,904
Netflix, Inc. *	1,000	322,480
Staples, Inc.	14,300	230,516
The Gap, Inc.	64,500	2,385,855
The Home Depot, Inc.	60,800	4,735,712
The TJX Cos., Inc.	83,900	5,100,281

		24,454,100

Semiconductors & Semiconductor Equipment 1.8%
Applied Materials, Inc.	62,500	1,115,625
Freescale Semiconductor Ltd. *	22,500	347,400
LSI Corp.	349,900	2,967,152
Micron Technology, Inc. *	6,200	109,616

		4,539,793

Software & Services 16.8%
CA, Inc.	120,300	3,820,728
Computer Sciences Corp.	55,800	2,748,708
CoStar Group, Inc. *	5,100	902,649
Facebook, Inc., Class A *	46,900	2,357,194
Google, Inc., Class A *	6,100	6,286,538
IAC/InterActiveCorp	4,600	245,594
International Business Machines Corp.	9,900	1,774,179
Jack Henry & Associates, Inc.	53,400	2,916,174
Microsoft Corp.	182,700	6,458,445
Oracle Corp.	203,500	6,817,250
PTC, Inc. *	147,500	4,088,700
The Western Union Co.	218,900	3,725,678
Verisign, Inc. *	7,800	423,384

		42,565,221

Technology Hardware & Equipment 7.6%
Apple, Inc.	18,567	9,698,472
Cisco Systems, Inc.	76,300	1,716,750
Hewlett-Packard Co.	37,500	913,875
TE Connectivity Ltd.	60,900	3,135,741
Western Digital Corp.	13,600	946,968
Xerox Corp.	32,800	326,032
Zebra Technologies Corp., Class A *	49,000	2,367,190

		19,105,028

Telecommunication Services 1.6%
Verizon Communications, Inc.	78,700	3,975,137

Transportation 1.2%
AMERCO	6,000	1,211,580
Hertz Global Holdings, Inc. *	43,200	991,872
Matson, Inc.	27,900	755,811

		2,959,263

Utilities 0.4%
CenterPoint Energy, Inc.	1,400	34,440
The AES Corp.	62,100	874,989

		909,429

Total Common Stock
(Cost $203,553,675)		250,870,917

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.4% of net assets

Time Deposit 0.4%
DNB
0.03%, 11/01/13	1,087,629	1,087,629

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.01%, 12/19/13 (a)(b)	58,000	58,000

See financial notes 41

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
0.06%, 12/19/13 (a)(b)	10,000	9,999

		67,999

Total Short-Term Investments
(Cost $1,155,628)		1,155,628

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $204,825,523 and the unrealized appreciation and depreciation were $47,796,177 and ($595,155), respectively, with a net unrealized appreciation of $47,201,022.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	15	1,313,250	54,459

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$250,870,917	$—	$—	$250,870,917
Short-Term Investments[1]	—	1,155,628	—	1,155,628

Total	$250,870,917	$1,155,628	$—	$252,026,545

Other Financial Instruments
Futures Contracts[2]	$54,459	$—	$—	$54,459

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

42 See financial notes

 Schwab Large-Cap Growth Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $204,709,303)		$252,026,545
Receivables:
Investments sold		2,956,052
Dividends		144,992
Fund shares sold		97,896
Income from securities on loan		4
Interest		1
Prepaid expenses	+	8,391

Total assets		255,233,881

Liabilities

Payables:
Investments bought		2,286,459
Investment adviser and administrator fees		14,306
Shareholder service fees		5,586
Fund shares redeemed		196,646
Variation margin on futures contracts		7,200
Accrued expenses	+	39,480

Total liabilities		2,549,677

Net Assets

Total assets		255,233,881
Total liabilities	−	2,549,677

Net assets		$252,684,204

Net Assets by Source
Capital received from investors		218,545,159
Net investment income not yet distributed		989,027
Net realized capital losses		(14,221,683)
Net unrealized capital appreciation		47,371,701

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$252,684,204		16,135,868		$15.66

See financial notes 43

 Schwab Large-Cap Growth Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends		$4,583,226
Interest		570
Securities on loan	+	37,122

Total investment income		4,620,918

Expenses

Investment adviser and administrator fees		1,676,002
Shareholder service fees		573,730
Shareholder reports		47,427
Portfolio accounting fees		40,726
Professional fees		37,979
Transfer agent fees		24,624
Registration fees		23,940
Custodian fees		10,273
Independent trustees’ fees		8,620
Interest expense		21
Other expenses	+	5,901

Total expenses		2,449,243
Expense reduction by CSIM and its affiliates	−	144,720

Net expenses	−	2,304,523

Net investment income		2,316,395

Realized and Unrealized Gains (Losses)

Net realized gains on investments		31,514,702
Net realized gains on futures contracts	+	148,910

Net realized gains		31,663,612
Net change in unrealized appreciation on investments		21,297,180
Net change in unrealized appreciation on futures contracts	+	101,894

Net change in unrealized appreciation	+	21,399,074

Net realized and unrealized gains		53,062,686

Increase in net assets resulting from operations		$55,379,081

44 See financial notes

 Schwab Large-Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$2,316,395	$1,181,258
Net realized gains		31,663,612	29,419,021
Net change in unrealized appreciation (depreciation)	+	21,399,074	(5,506,943)

Increase in net assets from operations		55,379,081	25,093,336

Distributions to Shareholders

Distributions from net investment income		($2,200,707)	($1,032,046)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,838,655	$25,057,674	2,590,944	$31,765,041
Shares reinvested		94,231	1,176,943	45,504	506,911
Shares redeemed	+	(3,195,045)	(43,826,509)	(4,310,391)	(52,516,380)

Net transactions in fund shares		(1,262,159)	($17,591,892)	(1,673,943)	($20,244,428)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,398,027	$217,097,722	19,071,970	$213,280,860
Total increase or decrease	+	(1,262,159)	35,586,482	(1,673,943)	3,816,862

End of period		16,135,868	$252,684,204	17,398,027	$217,097,722

Net investment income not yet distributed			$989,027		$873,339

See financial notes 45

Schwab Small-Cap Equity Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	17.72	15.61	13.96	11.14	10.55

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.02	(0.01)	(0.04)	(0.02)
Net realized and unrealized gains (losses)	7.16	2.10	1.66	2.86	0.61

Total from investment operations	7.25	2.12	1.65	2.82	0.59
Less distributions:
Distributions from net investment income	(0.10)	(0.01)	—	—	(0.00)[2]

Net asset value at end of period	24.87	17.72	15.61	13.96	11.14

Total return (%)	41.10	13.57	11.82	25.31	5.65

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.10	1.12	1.11	1.12	1.12
Gross operating expenses	1.11	1.12	1.12	1.14	1.17
Net investment income (loss)	0.42	0.11	(0.05)	(0.26)	(0.16)
Portfolio turnover rate	84	101	72	64	85
Net assets, end of period ($ x 1,000,000)	590	388	226	219	202

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Amount is less than $0.01.

46 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	455,928,714	583,290,819
1.1%	Short-Term Investments	6,569,696	6,569,696

99.9%	Total Investments	462,498,410	589,860,515
0.5%	Collateral Invested for Securities on Loan	3,083,360	3,083,360
(0.4%)	Other Assets and Liabilities, Net		(2,627,846)

100.0%	Total Net Assets		590,316,029

	Number	Value
Security	of Shares	($)

Common Stock 98.8% of net assets

Automobiles & Components 0.2%
Dana Holding Corp.	52,858	1,036,017

Banks 6.9%
1st Source Corp.	25,600	803,328
BancFirst Corp.	15,900	883,563
Bank of Kentucky Financial Corp.	7,000	201,670
BBCN Bancorp, Inc.	103,610	1,536,536
Berkshire Hills Bancorp, Inc.	11,300	286,681
Cathay General Bancorp	11,900	293,097
Chemical Financial Corp.	39,140	1,146,411
Columbia Banking System, Inc.	9,470	243,284
Community Trust Bancorp, Inc.	17,650	751,714
CVB Financial Corp.	136,350	1,982,529
F.N.B. Corp.	260,240	3,255,602
First BanCorp *	108,300	601,065
First Defiance Financial Corp.	17,200	444,104
First Horizon National Corp.	94,500	1,006,425
First Midwest Bancorp, Inc.	36,700	610,321
MainSource Financial Group, Inc.	23,100	374,682
MGIC Investment Corp. *	374,260	3,046,476
Ocwen Financial Corp. *	27,900	1,568,817
Pinnacle Financial Partners, Inc. *	27,400	849,400
PrivateBancorp, Inc.	130,500	3,178,980
S&T Bancorp, Inc.	28,200	691,464
Susquehanna Bancshares, Inc.	332,090	3,913,681
Synovus Financial Corp.	1,025,100	3,331,575
TCF Financial Corp.	56,100	851,598
UMB Financial Corp.	45,350	2,672,022
United Community Banks, Inc. *	150,990	2,353,934
Webster Financial Corp.	20,500	571,745
WesBanco, Inc.	44,770	1,316,238
Western Alliance Bancorp *	82,500	1,744,875
WSFS Financial Corp.	3,060	214,231

		40,726,048

Capital Goods 10.6%
AAR Corp.	158,200	4,632,096
Aceto Corp.	106,600	1,700,270
AECOM Technology Corp. *	128,530	4,084,683
Aircastle Ltd.	27,500	518,925
Albany International Corp., Class A	62,100	2,285,901
Altra Holdings, Inc.	20,400	619,548
Broadwind Energy, Inc. *	6,790	49,567
Curtiss-Wright Corp.	72,860	3,626,971
Dycom Industries, Inc. *	19,710	584,402
EnerSys, Inc.	91,700	6,084,295
Esterline Technologies Corp. *	63,520	5,091,763
Federal Signal Corp. *	22,500	308,025
General Cable Corp.	103,800	3,418,134
Gibraltar Industries, Inc. *	64,900	1,039,049
Griffon Corp.	47,200	591,416
Harsco Corp.	127,700	3,560,276
Huntington Ingalls Industries, Inc.	60,900	4,357,395
Hurco Cos., Inc.	9,200	225,308
Hyster-Yale Materials Handling, Inc.	20,500	1,608,020
II-VI, Inc. *	208,510	3,557,181
John Bean Technologies Corp.	87,300	2,372,814
Kadant, Inc.	20,540	735,332
L.B. Foster Co., Class A	16,000	748,000
Lydall, Inc. *	45,320	825,730
Moog, Inc., Class A *	61,500	3,673,395
Mueller Water Products, Inc., Class A	133,700	1,145,809
Northwest Pipe Co. *	7,400	266,622
Standex International Corp.	28,750	1,768,413
Terex Corp. *	18,700	653,565
Tutor Perini Corp. *	25,660	588,897
Watts Water Technologies, Inc., Class A	31,600	1,825,848
Xerium Technologies, Inc. *	20,370	244,236

		62,791,886

Commercial & Professional Supplies 1.5%
EnerNOC, Inc. *	22,330	371,348
G&K Services, Inc., Class A	39,000	2,433,600
Heidrick & Struggles International, Inc.	19,100	353,732
Kelly Services, Inc., Class A	10,532	219,697
RPX Corp. *	80,400	1,435,944
Steelcase, Inc., Class A	119,000	1,950,410
The Brink’s Co.	30,100	945,140
US Ecology, Inc.	6,500	231,075
Viad Corp.	31,000	827,700

		8,768,646

Consumer Durables & Apparel 2.3%
Blyth, Inc. (a)	25,750	355,608
Brunswick Corp.	6,900	311,397
CSS Industries, Inc.	14,800	383,172
Culp, Inc.	12,400	239,940
Helen of Troy Ltd. *	24,200	1,130,624
Jarden Corp. *	33,050	1,829,648

See financial notes 47

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Johnson Outdoors, Inc., Class A	7,100	194,753
La-Z-Boy, Inc.	51,600	1,190,928
Skechers U.S.A., Inc., Class A *	75,100	2,188,414
The Jones Group, Inc.	185,250	2,878,785
Unifi, Inc. *	24,000	585,360
Universal Electronics, Inc. *	51,000	1,984,410

		13,273,039

Consumer Services 4.0%
Ascent Capital Group, Inc., Class A *	46,800	3,950,856
Boyd Gaming Corp. *	112,970	1,192,963
Capella Education Co. *	20,280	1,235,458
Corinthian Colleges, Inc. *	294,000	629,160
Cracker Barrel Old Country Store, Inc.	28,000	3,076,360
Jack in the Box, Inc. *	118,060	4,802,681
K12, Inc. *	14,130	258,296
Multimedia Games Holding Co., Inc. *	94,100	3,059,191
Regis Corp.	29,000	420,500
Ruth’s Hospitality Group, Inc.	70,095	854,458
Service Corp. International	197,300	3,553,373
Universal Technical Institute, Inc.	51,590	685,631

		23,718,927

Diversified Financials 3.4%
Calamos Asset Management, Inc., Class A	73,350	720,297
Cowen Group, Inc., Class A *	133,260	529,042
DFC Global Corp. *	52,860	639,606
Evercore Partners, Inc., Class A	65,950	3,328,496
FBR & Co. *	68,060	1,803,590
FXCM, Inc., Class A	171,350	2,808,427
GFI Group, Inc.	83,720	290,508
Interactive Brokers Group, Inc., Class A	166,700	3,439,021
Investment Technology Group, Inc. *	197,027	3,156,373
Manning & Napier, Inc.	24,210	401,886
Nelnet, Inc., Class A	54,400	2,319,072
Oppenheimer Holdings, Inc., Class A	20,120	398,980

		19,835,298

Energy 5.9%
Alon USA Energy, Inc.	72,360	874,109
Basic Energy Services, Inc. *	58,100	852,327
Bill Barrett Corp. *	125,050	3,460,133
Clayton Williams Energy, Inc. *	4,860	378,254
Comstock Resources, Inc.	246,100	4,210,771
Dawson Geophysical Co. *	24,700	722,228
Delek US Holdings, Inc.	52,330	1,337,032
Endeavour International Corp. (a)*	163,383	970,495
EPL Oil & Gas, Inc. *	91,600	2,920,208
Goodrich Petroleum Corp. *	37,342	873,429
Green Plains Renewable Energy, Inc.	205,920	3,321,490
Hercules Offshore, Inc. *	175,600	1,194,080
ION Geophysical Corp. *	123,600	573,504
Knightsbridge Tankers Ltd.	98,270	809,745
Natural Gas Services Group, Inc. *	9,970	279,060
Parker Drilling Co. *	395,500	2,847,600
REX American Resources Corp. *	20,280	584,875
Stone Energy Corp. *	45,500	1,586,130
Targa Resources Corp.	62,050	4,812,598
VAALCO Energy, Inc. *	176,200	928,574
Warren Resources, Inc. *	384,600	1,203,798

		34,740,440

Food & Staples Retailing 1.9%
Casey’s General Stores, Inc.	36,221	2,639,786
Rite Aid Corp. *	804,360	4,287,239
Roundy’s, Inc. (a)	71,630	666,159
The Andersons, Inc.	28,700	2,128,966
The Pantry, Inc. *	127,210	1,703,342

		11,425,492

Food, Beverage & Tobacco 2.0%
Coca-Cola Bottling Co. Consolidated	14,500	918,140
Farmer Brothers Co. *	35,870	647,812
Pilgrim’s Pride Corp. *	113,800	1,612,546
Sanderson Farms, Inc.	75,880	4,796,375
Seneca Foods Corp., Class A *	7,100	208,172
TreeHouse Foods, Inc. *	5,990	438,827
Universal Corp.	63,600	3,372,708

		11,994,580

Health Care Equipment & Services 9.4%
Alere, Inc. *	141,250	4,764,362
Align Technology, Inc. *	32,160	1,835,050
AMN Healthcare Services, Inc. *	38,800	481,120
AmSurg Corp. *	12,400	531,836
AngioDynamics, Inc. *	28,500	448,020
Anika Therapeutics, Inc. *	67,230	2,008,160
ArthroCare Corp. *	34,400	1,287,936
Cantel Medical Corp.	78,675	2,761,492
Centene Corp. *	12,120	680,659
CONMED Corp.	93,580	3,394,147
CryoLife, Inc.	46,100	414,439
Greatbatch, Inc. *	68,784	2,622,046
HealthStream, Inc. *	24,020	857,994
Hill-Rom Holdings, Inc.	107,540	4,440,327
ICU Medical, Inc. *	47,900	2,960,220
Lifepoint Hospitals, Inc. *	19,560	1,010,078
Magellan Health Services, Inc. *	69,000	4,050,300
MedAssets, Inc. *	198,210	4,564,776
Merge Healthcare, Inc. *	126,040	320,142
National Healthcare Corp.	11,100	537,018
NuVasive, Inc. *	104,800	3,330,544
Omnicell, Inc. *	32,200	742,854
RTI Surgical, Inc. *	130,800	364,932
STERIS Corp.	107,320	4,849,791
SurModics, Inc. *	81,670	1,925,779
Symmetry Medical, Inc. *	159,160	1,289,196
The Providence Service Corp. *	11,700	349,713
Triple-S Management Corp., Class B *	27,490	489,597
West Pharmaceutical Services, Inc.	16,600	802,610
Wright Medical Group, Inc. *	60,800	1,651,936

		55,767,074

Household & Personal Products 0.5%
Inter Parfums, Inc.	48,500	1,705,260
Prestige Brands Holdings, Inc. *	21,910	684,249

48 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Revlon, Inc., Class A *	17,300	410,875

		2,800,384

Insurance 2.6%
American Equity Investment Life Holding Co.	216,250	4,506,650
CNO Financial Group, Inc.	208,560	3,249,365
FBL Financial Group, Inc., Class A	6,310	282,309
First American Financial Corp.	28,500	737,010
Maiden Holdings Ltd.	67,600	740,220
MBIA, Inc. *	174,150	1,980,085
Selective Insurance Group, Inc.	18,430	484,156
StanCorp Financial Group, Inc.	31,640	1,863,596
Symetra Financial Corp.	43,920	822,622
The Hanover Insurance Group, Inc.	10,220	598,279

		15,264,292

Materials 5.9%
A. Schulman, Inc.	70,000	2,318,400
AMCOL International Corp.	28,400	911,072
Balchem Corp.	8,700	498,162
Berry Plastics Group, Inc. *	17,800	357,424
Chemtura Corp. *	27,300	668,850
Coeur Mining, Inc. *	73,260	894,504
Commercial Metals Co.	131,500	2,414,340
FutureFuel Corp.	52,300	910,543
Handy & Harman Ltd. *	8,300	191,647
Innospec, Inc.	14,700	677,082
Kraton Performance Polymers, Inc. *	15,980	339,895
Materion Corp.	87,610	2,611,654
Minerals Technologies, Inc.	93,300	5,283,579
Neenah Paper, Inc.	76,210	3,135,279
Olympic Steel, Inc.	1,580	43,245
OM Group, Inc. *	56,400	1,917,600
Omnova Solutions, Inc. *	26,600	231,420
P.H. Glatfelter Co.	69,300	1,815,660
PolyOne Corp.	24,320	736,896
SunCoke Energy, Inc. *	118,300	2,366,000
Tredegar Corp.	53,500	1,563,270
Worthington Industries, Inc.	127,820	5,181,823

		35,068,345

Media 0.9%
AH Belo Corp., Class A	48,000	385,920
Live Nation Entertainment, Inc. *	173,700	3,376,728
The E.W. Scripps Co., Class A *	74,600	1,478,572

		5,241,220

Pharmaceuticals, Biotechnology & Life Sciences 5.9%
Acorda Therapeutics, Inc. *	35,300	1,080,533
AMAG Pharmaceuticals, Inc. *	87,810	2,369,114
Bio-Rad Laboratories, Inc., Class A *	31,770	3,924,230
Emergent Biosolutions, Inc. *	76,720	1,498,342
Enzo Biochem, Inc. *	64,360	160,256
Enzon Pharmaceuticals, Inc.	238,920	353,602
ICON plc *	103,090	4,168,960
Impax Laboratories, Inc. *	229,340	4,646,428
Lannett Co., Inc. *	67,290	1,588,717
Maxygen, Inc. (e)*	67,800	2,034
Nektar Therapeutics *	140,720	1,338,247
PAREXEL International Corp. *	104,500	4,776,695
PDL Biopharma, Inc. (a)	229,230	1,854,471
Repligen Corp. *	43,600	476,984
Sagent Pharmaceuticals, Inc. *	88,470	1,918,914
Santarus, Inc. *	138,190	3,223,973
The Medicines Co. *	10,940	371,085
Threshold Pharmaceuticals, Inc. *	243,065	1,054,902

		34,807,487

Real Estate 6.2%
Acadia Realty Trust	122,900	3,277,743
Apartment Investment & Management Co., Class A	106,100	2,968,678
Ashford Hospitality Trust	327,393	4,275,753
Brandywine Realty Trust	294,920	4,196,712
CyrusOne, Inc.	34,390	670,261
DCT Industrial Trust, Inc.	500,000	3,875,000
DiamondRock Hospitality Co.	153,760	1,751,326
RAIT Financial Trust	245,900	1,856,545
RLJ Lodging Trust	212,720	5,373,307
Saul Centers, Inc.	33,470	1,573,090
Strategic Hotels & Resorts, Inc. *	255,300	2,221,110
Sunstone Hotel Investors, Inc.	364,490	4,829,492

		36,869,017

Retailing 3.5%
ANN, Inc. *	74,400	2,630,784
Brown Shoe Co., Inc.	199,480	4,476,331
Citi Trends, Inc. *	6,030	88,520
Core-Mark Holding Co., Inc.	14,637	1,035,275
Haverty Furniture Cos, Inc.	62,900	1,749,249
hhgregg, Inc. *	52,340	811,794
Kirkland’s, Inc. *	81,200	1,441,300
New York & Co., Inc. *	82,500	422,400
Shutterfly, Inc. *	34,141	1,677,689
Stein Mart, Inc.	22,960	339,119
The Children’s Place Retail Stores, Inc. *	80,100	4,372,659
The Pep Boys - Manny, Moe & Jack *	133,720	1,730,337

		20,775,457

Semiconductors & Semiconductor Equipment 4.0%
Amkor Technology, Inc. *	255,750	1,358,032
ATMI, Inc. *	5,190	141,895
Axcelis Technologies, Inc. *	164,310	356,553
Cohu, Inc.	22,200	212,232
Diodes, Inc. *	116,823	2,829,453
DSP Group, Inc. *	26,000	193,700
Entegris, Inc. *	251,300	2,600,955
Exar Corp. *	151,100	1,742,183
First Solar, Inc. *	42,270	2,124,913
FormFactor, Inc. *	271,620	1,417,856
International Rectifier Corp. *	199,250	5,188,470
IXYS Corp.	54,900	638,487
Pericom Semiconductor Corp. *	51,100	412,888
Photronics, Inc. *	278,950	2,343,180
Sigma Designs, Inc. *	69,100	375,904
Spansion, Inc., Class A *	92,000	1,101,240

See financial notes 49

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ultra Clean Holdings, Inc. *	64,000	595,840

		23,633,781

Software & Services 10.7%
Accelrys, Inc. *	159,850	1,494,597
Acxiom Corp. *	87,270	2,899,982
Advent Software, Inc.	15,100	506,605
Aspen Technology, Inc. *	46,500	1,777,695
Bottomline Technologies, Inc. *	17,850	560,847
comScore, Inc. *	156,370	4,178,206
Convergys Corp.	168,800	3,332,112
CoreLogic, Inc. *	76,400	2,541,828
CSG Systems International, Inc.	112,800	3,142,608
Dealertrack Technologies, Inc. *	4,700	175,310
EPIQ Systems, Inc.	89,400	1,337,424
Euronet Worldwide, Inc. *	87,840	3,812,256
IntraLinks Holdings, Inc. *	76,100	790,679
j2 Global, Inc.	91,200	5,014,176
Limelight Networks, Inc. *	349,100	670,272
Mentor Graphics Corp.	94,090	2,077,507
MoneyGram International, Inc. *	43,224	912,459
Monotype Imaging Holdings, Inc.	92,300	2,604,706
Pegasystems, Inc.	21,530	819,432
PTC, Inc. *	192,080	5,324,458
QuinStreet, Inc. *	9,910	88,100
Rosetta Stone, Inc. *	33,360	506,405
Rovi Corp. *	197,750	3,314,290
SeaChange International, Inc. *	96,800	1,373,592
Sykes Enterprises, Inc. *	30,300	567,216
TeleCommunication Systems, Inc., Class A *	59,240	135,067
TeleTech Holdings, Inc. *	80,200	2,122,894
Travelzoo, Inc. *	8,200	176,546
United Online, Inc. *	534,800	4,620,672
Verint Systems, Inc. *	129,000	4,711,080
WebMD Health Corp. *	26,430	930,865
XO Group, Inc. *	37,600	521,888

		63,041,774

Technology Hardware & Equipment 5.9%
Aviat Networks, Inc. *	177,200	365,032
Benchmark Electronics, Inc. *	84,400	1,918,412
Brocade Communications Systems, Inc. *	525,200	4,212,104
Checkpoint Systems, Inc. *	47,000	799,940
Ciena Corp. *	94,600	2,201,342
Daktronics, Inc.	52,700	630,292
EchoStar Corp., Class A *	55,180	2,646,433
Electronics for Imaging, Inc. *	27,140	931,173
Emulex Corp. *	267,100	2,011,263
Harmonic, Inc. *	603,100	4,408,661
Hutchinson Technology, Inc. *	89,870	334,316
Immersion Corp. *	26,740	340,133
Insight Enterprises, Inc. *	95,400	2,010,078
Lexmark International, Inc., Class A	50,800	1,805,940
Littelfuse, Inc.	6,500	552,695
Newport Corp. *	20,100	318,987
Plexus Corp. *	41,700	1,596,276
Radisys Corp. *	65,400	197,508
Richardson Electronics Ltd.	17,800	205,056
Sanmina Corp. *	103,400	1,505,504
Silicon Graphics International Corp. *	160,200	2,045,754
TTM Technologies, Inc. *	92,860	812,525
Zebra Technologies Corp., Class A *	51,440	2,485,067
Zygo Corp. *	14,400	222,336

		34,556,827

Telecommunication Services 0.7%
Alaska Communications Systems Group, Inc. *	76,620	188,485
Cbeyond, Inc. *	99,190	638,784
IDT Corp., Class B	60,900	1,333,101
Inteliquent, Inc.	48,907	628,455
Premiere Global Services, Inc. *	149,200	1,344,292
Shenandoah Telecommunications Co.	8,300	230,159

		4,363,276

Transportation 2.4%
AMERCO	18,700	3,776,091
Arkansas Best Corp.	55,300	1,513,561
Con-way, Inc.	90,160	3,714,592
Park-Ohio Holdings Corp. *	28,200	1,167,762
Republic Airways Holdings, Inc. *	52,900	623,162
Saia, Inc. *	30,290	985,334
SkyWest, Inc.	138,600	2,084,544

		13,865,046

Utilities 1.5%
Avista Corp.	33,310	925,685
Black Hills Corp.	97,440	4,942,157
Chesapeake Utilities Corp.	10,700	582,187
PNM Resources, Inc.	103,530	2,476,437

		8,926,466

Total Common Stock
(Cost $455,928,714)		583,290,819

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.1% of net assets

Time Deposits 1.0%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	5,979,700	5,979,700

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (b)(c)	590,000	589,996

Total Short-Term Investments
(Cost $6,569,696)		6,569,696

End of Investments.

50 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.5% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (d)	3,083,360	3,083,360

Total Collateral Invested for Securities on Loan
(Cost $3,083,360)		3,083,360

End of Collateral Invested for Securities on Loan

At 10/31/13, the tax basis cost of the fund’s investments was $463,020,967 and the unrealized appreciation and depreciation were $135,898,052 and ($9,058,504), respectively, with a net unrealized appreciation of $126,839,548.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,964,901.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	22	2,415,160	113,478

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$548,483,332	$—	$—	$548,483,332
Pharmaceuticals, Biotechnology & Life Sciences	34,805,453	—	2,034	34,807,487
Short-Term Investments[1]	—	6,569,696	—	6,569,696

Total	$583,288,785	$6,569,696	$2,034	$589,860,515

Other Financial Instruments
Collateral Invested for Securities on Loan	$3,083,360	$—	$—	$3,083,360
Futures Contract[2]	113,478	—	—	113,478

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$792,844	($140,267)	($121,069)	$—	($713,380)	$703,452	($519,546)	$2,034

Total	$792,844	($140,267)	($121,069)	$—	($713,380)	$703,452	($519,546)	$2,034

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2013 was $6,102.

See financial notes 51

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers in and out of Level 3 from and to Level 1 or Level 2 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

52 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $462,498,410) including securities on loan of $2,964,901		$589,860,515
Collateral invested for securities on loan		3,083,360
Receivables:
Fund shares sold		1,829,752
Dividends		223,291
Income from securities on loan		5,657
Interest		5
Prepaid expenses	+	7,904

Total assets		595,010,484

Liabilities

Collateral held for securities on loan		3,083,360
Payables:
Investment adviser and administrator fees		40,289
Shareholder service fees		12,759
Fund shares redeemed		1,495,140
Variation margin on futures contracts		18,920
Accrued expenses	+	43,987

Total liabilities		4,694,455

Net Assets

Total assets		595,010,484
Total liabilities	−	4,694,455

Net assets		$590,316,029

Net Assets by Source
Capital received from investors		406,583,615
Distributions in excess of net investment income		(92,217)
Net realized capital gains		56,349,048
Net unrealized capital appreciation		127,475,583

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$590,316,029		23,738,103		$24.87

See financial notes 53

 Schwab Small-Cap Equity Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends		$7,155,482
Interest		1,982
Securities on loan	+	119,145

Total investment income		7,276,609

Expenses

Investment adviser and administrator fees		3,878,820
Shareholder service fees		1,181,930
Shareholder reports		54,586
Portfolio accounting fees		49,043
Registration fees		35,069
Professional fees		34,876
Custodian fees		34,845
Transfer agent fees		24,293
Independent trustees’ fees		10,142
Other expenses	+	9,780

Total expenses		5,313,384
Expense reduction by CSIM and its affiliates	−	31,237

Net expenses	−	5,282,147

Net investment income		1,994,462

Realized and Unrealized Gains (Losses)

Net realized gains on investments		69,413,131
Net realized gains on futures contracts	+	1,278,383

Net realized gains		70,691,514
Net change in unrealized appreciation on investments		89,650,446
Net change in unrealized appreciation on futures contracts	+	113,478

Net change in unrealized appreciation	+	89,763,924

Net realized and unrealized gains		160,455,438

Increase in net assets resulting from operations		$162,449,900

54 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$1,994,462	$412,291
Net realized gains		70,691,514	34,583,871
Net change in unrealized appreciation	+	89,763,924	23,055,659

Increase in net assets from operations		162,449,900	58,051,821

Distributions to Shareholders

Distributions from net investment income		($2,100,800)	($177,045)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,573,116	$121,933,084	10,994,013	$164,489,009
Shares reinvested		39,481	707,097	3,977	61,875
Shares redeemed	+	(3,750,852)	(80,237,495)	(3,628,709)	(61,262,349)

Net transactions in fund shares		1,861,745	$42,402,686	7,369,281	$103,288,535

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		21,876,358	$387,564,243	14,507,077	$226,400,932
Total increase	+	1,861,745	202,751,786	7,369,281	161,163,311

End of period		23,738,103	$590,316,029	21,876,358	$387,564,243

Distributions in excess of net investment income/Net investment income not yet distributed			($92,217)		$339,903

See financial notes 55

Schwab Hedged Equity Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	16.36	15.32	14.79	13.45	12.55

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gains (losses)	2.36	1.12	0.58	1.42	0.96

Total from investment operations	2.26	1.04	0.53	1.34	0.91
Less distributions:
Distributions from net investment income	—	—	—	—	(0.01)

Net asset value at end of period	18.62	16.36	15.32	14.79	13.45

Total return (%)	13.81	6.79	3.58	9.96	7.28

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	2.48	2.08	1.86	1.97	2.07 [2]
Net operating expenses (excluding dividend expense on short sales)	1.48 [3]	1.53 [3]	1.44 [4]	1.38 [5]	1.62 [2,5]
Gross operating expenses	2.52	2.13	1.88	1.99	2.29
Net investment income (loss)	(0.49)	(0.47)	(0.25)	(0.54)	(0.41)
Portfolio turnover rate	130	109	98	115	169
Net assets, end of period ($ x 1,000,000)	193	194	236	329	306

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
3 The ratio of net operating expenses would have been 1.33% for the period ended 10/31/12 and 10/31/13, respectively, if stock loan fees on short sales had not been incurred.
4 The ratio of net operating expenses would have been 1.33% for the period ended 10/31/11, if stock loan fees on short sales and payment for state filing fees had not been included.
5 The ratio of net operating expenses would have been 1.47% and 1.31% for the period ended 10/31/09, and 10/31/10, respectively, if stock loan fees on short sales had not been incurred.

56 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.1%		Common Stock	145,749,482	191,041,380
0.6%		Other Investment Company	1,130,585	1,130,585

99.7%		Total Investments	146,880,067	192,171,965
(39	.7)%	Short Sales	(63,851,281)	(76,400,041)
40.0%		Other Assets and Liabilities, Net		76,898,688

100.0%		Total Net Assets		192,670,612

	Number	Value
Security	of Shares	($)

Common Stock 99.1% of net assets

Automobiles & Components 0.1%
Visteon Corp. *	2,500	192,725

Banks 6.2%
Fifth Third Bancorp	78,998	1,503,332
MGIC Investment Corp. *	56,100	456,654
Ocwen Financial Corp. *	14,600	820,958
Regions Financial Corp. (b)	239,500	2,306,385
SunTrust Banks, Inc.	51,134	1,720,147
Wells Fargo & Co. (b)	118,191	5,045,574

		11,853,050

Capital Goods 5.8%
3M Co.	2,400	302,040
AGCO Corp.	34,373	2,006,696
Aircastle Ltd.	16,000	301,920
Curtiss-Wright Corp.	43,600	2,170,408
General Electric Co. (b)	31,485	823,018
II-VI, Inc. *	69,800	1,190,788
Masco Corp.	76,000	1,605,880
Northrop Grumman Corp.	14,700	1,580,397
Terex Corp. *	21,400	747,930
Textron, Inc.	12,835	369,519

		11,098,596

Commercial & Professional Supplies 0.7%
Equifax, Inc.	13,800	892,446
R.R. Donnelley & Sons Co.	15,100	280,407
Waste Management, Inc.	3,600	156,744

		1,329,597

Consumer Durables & Apparel 1.5%
Jarden Corp. (b)*	35,416	1,960,630
NIKE, Inc., Class B	7,600	575,776
The Jones Group, Inc.	19,100	296,814

		2,833,220

Consumer Services 1.9%
Brinker International, Inc. (b)	6,626	294,327
Cracker Barrel Old Country Store, Inc.	4,300	472,441
Jack in the Box, Inc. *	26,900	1,094,292
MGM Resorts International *	52,300	995,792
Service Corp. International	43,200	778,032

		3,634,884

Diversified Financials 7.2%
Affiliated Managers Group, Inc. *	8,000	1,579,520
Bank of America Corp.	118,400	1,652,864
Citigroup, Inc.	23,700	1,156,086
JPMorgan Chase & Co. (b)	44,612	2,299,303
SLM Corp. (b)	113,309	2,874,649
State Street Corp.	13,600	952,952
The Bank of New York Mellon Corp. (b)	108,000	3,434,400

		13,949,774

Energy 9.2%
Anadarko Petroleum Corp.	21,100	2,010,619
Chevron Corp. (b)	11,096	1,331,076
ConocoPhillips (b)	54,500	3,994,850
EOG Resources, Inc. (b)	21,300	3,799,920
Exxon Mobil Corp. (b)	1,978	177,268
Hess Corp.	12,500	1,015,000
Murphy Oil Corp. (b)	40,553	2,446,157
Occidental Petroleum Corp.	6,800	653,344
Oceaneering International, Inc. (b)	24,501	2,104,146
SM Energy Co.	2,500	221,525

		17,753,905

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	13,500	1,593,000
Rite Aid Corp. *	326,400	1,739,712
The Kroger Co. (b)	84,543	3,621,822
Walgreen Co.	4,500	266,580

		7,221,114

Food, Beverage & Tobacco 4.2%
Altria Group, Inc.	10,600	394,638
Archer-Daniels-Midland Co. (b)	87,500	3,578,750
Hillshire Brands Co.	20,100	659,883
J&J Snack Foods Corp.	9,600	821,472
Pilgrim’s Pride Corp. *	18,700	264,979
Sanderson Farms, Inc.	20,400	1,289,484
TreeHouse Foods, Inc. *	3,800	278,388
Universal Corp. (b)	14,700	779,541

		8,067,135

See financial notes 57

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 5.8%
Alere, Inc. *	41,400	1,396,422
CareFusion Corp. *	43,400	1,682,618
Cigna Corp.	17,300	1,331,754
Magellan Health Services, Inc. (b)*	41,000	2,406,700
MedAssets, Inc. *	56,200	1,294,286
Medtronic, Inc. (b)	54,000	3,099,600

		11,211,380

Household & Personal Products 0.2%
Harbinger Group, Inc. *	29,200	317,988

Insurance 3.8%
Aflac, Inc.	36,700	2,384,766
American Financial Group, Inc.	30,000	1,687,800
Principal Financial Group, Inc.	39,132	1,857,205
Reinsurance Group of America, Inc.	8,300	590,794
The Travelers Cos., Inc.	9,900	854,370

		7,374,935

Materials 6.7%
AMCOL International Corp.	20,400	654,432
Ashland, Inc.	6,100	564,555
Avery Dennison Corp.	3,500	164,920
Commercial Metals Co.	44,900	824,364
International Paper Co. (b)	21,916	977,673
MeadWestvaco Corp. (b)	33,347	1,162,143
Minerals Technologies, Inc. (b)	68,692	3,890,028
PPG Industries, Inc.	4,472	816,498
Steel Dynamics, Inc.	30,700	551,679
Stepan Co.	9,500	559,265
Worthington Industries, Inc.	65,393	2,651,032

		12,816,589

Media 3.0%
Comcast Corp., Class A	31,700	1,508,286
Live Nation Entertainment, Inc. *	40,300	783,432
The Washington Post Co., Class B	1,700	1,093,644
Time Warner, Inc.	24,800	1,704,752
Viacom Inc., Class B	8,300	691,307

		5,781,421

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
Amgen, Inc.	19,700	2,285,200
Biogen Idec, Inc. *	1,800	439,542
Celgene Corp. (b)*	26,500	3,934,985
ICON plc *	4,100	165,804
Merck & Co., Inc. (b)	1,900	85,671
Pfizer, Inc. (b)	154,574	4,742,330

		11,653,532

Real Estate 2.1%
Apartment Investment & Management Co., Class A	11,700	327,366
Ashford Hospitality Trust	40,800	532,848
Brandywine Realty Trust	100,500	1,430,115
RLJ Lodging Trust	70,700	1,785,882

		4,076,211

Retailing 5.2%
ANN, Inc. (b)*	97,100	3,433,456
Best Buy Co., Inc.	33,300	1,425,240
Brown Shoe Co., Inc.	9,200	206,448
Macy’s, Inc. (b)	65,421	3,016,562
Staples, Inc.	2,400	38,688
The Children’s Place Retail Stores, Inc. *	24,900	1,359,291
The TJX Cos., Inc.	10,500	638,295

		10,117,980

Semiconductors & Semiconductor Equipment 0.9%
Diodes, Inc. *	1,200	29,064
International Rectifier Corp. *	38,200	994,728
LSI Corp.	83,966	712,032

		1,735,824

Software & Services 10.7%
Aspen Technology, Inc. *	23,900	913,697
CA, Inc. (b)	117,906	3,744,695
comScore, Inc. *	33,300	889,776
Convergys Corp. (b)	100,622	1,986,278
Google, Inc., Class A *	1,400	1,442,812
Jack Henry & Associates, Inc.	26,200	1,430,782
Microsoft Corp. (b)	85,519	3,023,097
Oracle Corp. (b)	84,300	2,824,050
Pegasystems, Inc.	13,200	502,392
PTC, Inc. *	25,400	704,088
Rovi Corp. *	37,300	625,148
Synopsys, Inc. *	45,900	1,673,055
Verint Systems, Inc. *	11,500	419,980
WebMD Health Corp. *	9,734	342,831

		20,522,681

Technology Hardware & Equipment 8.0%
Apple, Inc. (b)	9,728	5,081,421
Brocade Communications Systems, Inc. (b)*	228,524	1,832,763
Cisco Systems, Inc.	64,900	1,460,250
EchoStar Corp., Class A (b)*	21,567	1,034,353
Hewlett-Packard Co.	36,236	883,071
Lexmark International, Inc., Class A	16,200	575,910
Western Digital Corp.	25,479	1,774,103
Zebra Technologies Corp., Class A (b)*	59,300	2,864,783

		15,506,654

Telecommunication Services 2.0%
AT&T, Inc.	46,100	1,668,820
Telephone & Data Systems, Inc. (b)	37,020	1,154,284
Verizon Communications, Inc.	19,050	962,215

		3,785,319

58 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 2.7%
AMERCO	2,800	565,404
FedEx Corp. (b)	31,392	4,112,352
Hertz Global Holdings, Inc. *	25,500	585,480

		5,263,236

Utilities 1.5%
American Electric Power Co., Inc.	18,000	843,120
CenterPoint Energy, Inc.	49,000	1,205,400
The AES Corp. (b)	63,528	895,110

		2,943,630

Total Common Stock
(Cost $145,749,482)		191,041,380

Other Investment Company 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	1,130,585	1,130,585

Total Other Investment Company
(Cost $1,130,585)		1,130,585

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $146,939,177 and the unrealized appreciation and depreciation were $46,153,261 and ($920,473), respectively, with a net unrealized appreciation of $45,232,788.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is held as collateral for short sales

See financial notes 59

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Short Sales 39.7% of net assets

Automobiles & Components 1.1%
American Axle & Manufacturing Holdings, Inc. *	5,200	96,772
Dorman Products, Inc.	18,700	909,007
Thor Industries, Inc.	20,300	1,177,603

		2,183,382

Banks 4.9%
Bank of the Ozarks, Inc.	32,800	1,622,944
BankUnited, Inc.	46,800	1,440,036
M&T Bank Corp.	4,800	540,144
New York Community Bancorp, Inc.	77,400	1,254,654
Signature Bank *	29,900	3,044,418
Texas Capital Bancshares, Inc. *	11,500	598,575
Valley National Bancorp	103,835	1,012,391

		9,513,162

Capital Goods 3.0%
Deere & Co.	400	32,736
DigitalGlobe, Inc. *	20,700	658,674
Generac Holdings, Inc.	1,600	78,960
Joy Global, Inc.	700	39,725
Navistar International Corp. *	23,200	838,912
Proto Labs, Inc. *	13,080	1,096,889
Simpson Manufacturing Co., Inc.	8,000	283,600
TransDigm Group, Inc.	18,800	2,733,708

		5,763,204

Commercial & Professional Supplies 2.2%
Copart, Inc. *	28,985	934,187
Stericycle, Inc. *	11,400	1,324,680
The Advisory Board Co. *	14,400	987,840
Waste Connections, Inc.	24,200	1,034,308

		4,281,015

Consumer Durables & Apparel 0.6%
Garmin Ltd.	3,000	140,250
Tempur-Pedic International, Inc. *	24,600	943,410

		1,083,660

Diversified Financials 2.5%
CBOE Holdings, Inc.	36,500	1,770,250
CME Group, Inc.	12,700	942,467
Federated Investors, Inc., Class B	41,700	1,130,904
Walter Investment Management Corp. *	23,900	902,703

		4,746,324

Energy 3.7%
Bonanza Creek Energy, Inc. *	26,700	1,349,418
Cheniere Energy, Inc. *	43,300	1,723,340
CVR Energy, Inc.	13,000	516,360
FMC Technologies, Inc. *	6,400	323,520
Gulfport Energy Corp. *	8,400	492,996
Kodiak Oil & Gas Corp. *	98,484	1,277,337
PDC Energy, Inc. *	5,400	366,174
Range Resources Corp.	7,400	560,254
Western Refining, Inc.	17,800	574,406

		7,183,805

Food & Staples Retailing 0.7%
Sysco Corp.	23,900	772,926
The Fresh Market, Inc. *	12,000	610,920

		1,383,846

Food, Beverage & Tobacco 1.9%
B&G Foods, Inc.	33,600	1,137,360
McCormick & Co., Inc. - Non Voting Shares	1,700	117,555
Snyders-Lance, Inc.	3,200	95,968
The Hain Celestial Group, Inc. *	28,100	2,338,763

		3,689,646

Health Care Equipment & Services 1.4%
Acadia Healthcare Co., Inc. *	17,306	750,388
DexCom, Inc. *	27,083	778,095
Edwards Lifesciences Corp. *	4,200	273,798
HCA Holdings, Inc.	2,300	108,422
Intuitive Surgical, Inc. *	1,600	594,400
Quest Diagnostics, Inc.	2,700	161,757

		2,666,860

Insurance 4.0%
Hilltop Holdings, Inc. *	62,800	1,088,952
Mercury General Corp.	31,900	1,485,264
PartnerRe Ltd.	22,300	2,234,683
RLI Corp.	23,200	2,191,936
Validus Holdings Ltd.	15,000	592,200

		7,593,035

Materials 2.6%
Airgas, Inc.	800	87,256
Albemarle Corp.	19,500	1,290,705
Axiall Corp.	22,300	867,247
Eagle Materials, Inc.	11,800	885,118
KapStone Paper & Packaging Corp.	4,100	213,036
Newmont Mining Corp.	1,900	51,794
Southern Copper Corp.	28,885	807,336
The Mosaic Co.	15,400	706,090

		4,908,582

Media 1.9%
Cablevision Systems Corp., Class A	26,500	412,075
DISH Network Corp., Class A	12,700	612,140
DreamWorks Animation SKG, Inc., Class A *	39,400	1,349,056
Loral Space & Communications, Inc.	5,400	385,398
Sirius XM Radio, Inc.	223,300	841,841

		3,600,510

60 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Akorn, Inc. *	43,800	895,272
Mettler-Toledo International, Inc. *	3,400	841,364

		1,736,636

Real Estate 0.7%
American Tower Corp.	3,300	261,855
Rayonier, Inc.	12,900	606,558
Realty Income Corp.	10,900	453,985

		1,322,398

Retailing 1.2%
AutoZone, Inc. *	2,600	1,130,194
Lithia Motors, Inc., Class A	5,500	345,675
Restoration Hardware Holdings, Inc. *	9,300	648,582
TripAdvisor, Inc. *	2,800	231,588

		2,356,039

Software & Services 3.0%
Booz Allen Hamilton Holding Corp.	2,800	55,440
Cognizant Technology Solutions Corp., Class A *	2,100	182,553
Concur Technologies, Inc. *	12,500	1,307,500
FactSet Research Systems, Inc.	2,800	305,032
Intuit, Inc.	5,900	421,319
LinkedIn Corp., Class A *	2,712	606,593
NetSuite, Inc. *	3,200	322,816
Pandora Media, Inc. *	30,516	766,867
Paychex, Inc.	29,600	1,250,896
Qlik Technologies, Inc. *	16,100	407,974
Visa, Inc., Class A	700	137,669

		5,764,659

Technology Hardware & Equipment 3.4%
ADTRAN, Inc.	23,500	551,780
F5 Networks, Inc. *	1,600	130,416
IPG Photonics Corp.	23,200	1,537,464
National Instruments Corp.	70,900	2,059,645
OSI Systems, Inc. *	11,200	815,808
Palo Alto Networks, Inc. *	13,400	564,944
QUALCOMM, Inc.	500	34,735
Stratasys Ltd. *	8,200	928,486

		6,623,278

Total Short Sales
(Proceeds $63,851,281)		76,400,041

End of Short Sale Positions.

*	Non-income producing security

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$191,041,380	$—	$—	$191,041,380
Other Investment Company[1]	1,130,585	—	—	1,130,585

Total	$192,171,965	$—	$—	$192,171,965

Liabilities Valuation Input

Other Financial Instruments
Short Sales[1]	($76,400,041)	$—	$—	($76,400,041)

[1]	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

See financial notes 61

 Schwab Hedged Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $146,880,067)		$192,171,965
Deposits with broker for short sales		76,761,551
Receivables:
Fund shares sold		120,834
Dividends		103,825
Prepaid expenses	+	7,249

Total assets		269,165,424

Liabilities

Securities sold short, at value (proceeds $63,851,281)		76,400,041
Payables:
Investment adviser and administrator fees		16,579
Shareholder service fees		5,410
Dividends on short sales		21,110
Fund shares redeemed		11,851
Accrued expenses	+	39,821

Total liabilities		76,494,812

Net Assets

Total assets		269,165,424
Total liabilities	−	76,494,812

Net assets		$192,670,612

Net Assets by Source
Capital received from investors		146,472,775
Net investment loss		(1,708,651)
Net realized capital gains		15,163,350
Net unrealized capital appreciation		32,743,138

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$192,670,612		10,347,975		$18.62

62 See financial notes

 Schwab Hedged Equity Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends		$3,859,442
Interest	+	291

Total investment income		3,859,733

Expenses

Investment adviser and administrator fees		2,043,201
Shareholder service fees		456,665
Dividends on short sales		1,932,802
Stock loan fees on short sales		299,142
Professional fees		41,026
Portfolio accounting fees		38,681
Transfer agent fees		34,633
Registration fees		22,616
Shareholder reports		15,511
Custodian fees		13,865
Independent trustees’ fees		8,387
Interest expense		966
Other expenses	+	5,262

Total expenses		4,912,757
Expense reduction by CSIM and its affiliates	−	91,792

Net expenses	−	4,820,965

Net investment loss		(961,232)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		28,551,410
Net realized gains on futures contracts		36,025
Net realized losses on short sales	+	(10,784,622)

Net realized gains		17,802,813
Net change in unrealized appreciation on investments		22,075,480
Net change in unrealized depreciation on short sales	+	(13,792,904)

Net change in unrealized appreciation	+	8,282,576

Net realized and unrealized gains		26,085,389

Increase in net assets resulting from operations		$25,124,157

See financial notes 63

 Schwab Hedged Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment loss		($961,232)	($993,211)
Net realized gains		17,802,813	15,666,186
Net change in unrealized appreciation (depreciation)	+	8,282,576	(705,355)

Increase in net assets from operations		$25,124,157	$13,967,620

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,580,370	$44,945,152	2,083,203	$33,255,732
Shares redeemed	+	(4,113,122)	(71,764,454)	(5,584,279)	(88,481,803)

Net transactions in fund shares		(1,532,752)	($26,819,302)	(3,501,076)	($55,226,071)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,880,727	$194,365,757	15,381,803	$235,624,208
Total decrease	+	(1,532,752)	(1,695,145)	(3,501,076)	(41,258,451)

End of period		10,347,975	$192,670,612	11,880,727	$194,365,757

Net investment loss			($1,708,651)		($900,099)

64 See financial notes

Schwab Financial Services Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.66	9.17	9.74	8.77	9.05

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.08	0.05	0.04	0.08
Net realized and unrealized gains (losses)	3.08	1.46	(0.58)	0.99	(0.21)

Total from investment operations	3.19	1.54	(0.53)	1.03	(0.13)
Less distributions:
Distributions from net investment income	(0.09)	(0.05)	(0.04)	(0.06)	(0.15)

Net asset value at end of period	13.76	10.66	9.17	9.74	8.77

Total return (%)	30.20	16.92	(5.51)	11.79	(1.10)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.94	0.94	0.93 [1]	0.95 [2]	0.96 [3]
Gross operating expenses	1.03	1.10	1.06	1.04	0.99
Net investment income (loss)	0.91	0.78	0.45	0.37	0.91
Portfolio turnover rate	74	84	77	54	47
Net assets, end of period ($ x 1,000,000)	66	47	40	52	64

1 The ratio of net operating expenses would have been 0.94%, if payment for state filing fees had not been included.
2 The ratio of net operating expenses would have been 0.94%, if certain non-routine expenses had not been incurred.
3 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 65

 Schwab Financial Services Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	51,812,024	65,486,823
0.7%	Short-Term Investments	438,584	438,584

100.0%	Total Investments	52,250,608	65,925,407
0.0%	Other Assets and Liabilities, Net		4,475

100.0%	Total Net Assets		65,929,882

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Banks 21.9%
Berkshire Hills Bancorp, Inc.	5,100	129,387
Chemical Financial Corp.	11,500	336,835
Fifth Third Bancorp	33,700	641,311
First Defiance Financial Corp.	8,700	224,634
First Interstate BancSystem, Inc.	11,500	288,765
Huntington Bancshares, Inc.	69,000	607,200
Ocwen Financial Corp. *	17,000	955,910
Regions Financial Corp.	82,500	794,475
S&T Bancorp, Inc.	5,100	125,052
SunTrust Banks, Inc.	4,400	148,016
TFS Financial Corp. *	16,200	196,668
The PNC Financial Services Group, Inc.	26,900	1,977,957
U.S. Bancorp	5,700	212,952
United Community Banks, Inc. *	25,400	395,986
Wells Fargo & Co.	135,000	5,763,150
WSFS Financial Corp.	16,000	1,120,160
Zions Bancorp	18,300	519,171

		14,437,629

Diversified Financials 45.5%
Affiliated Managers Group, Inc. *	6,200	1,224,128
American Express Co.	34,100	2,789,380
Bank of America Corp.	192,100	2,681,716
Berkshire Hathaway, Inc., Class B *	29,100	3,348,828
BlackRock, Inc.	3,100	932,511
Capital One Financial Corp.	20,200	1,387,134
Citigroup, Inc.	62,400	3,043,872
FBR & Co. *	5,800	153,700
FXCM, Inc., Class A	22,300	365,497
GFI Group, Inc.	76,600	265,802
Investment Technology Group, Inc. *	42,200	676,044
JPMorgan Chase & Co.	99,900	5,148,846
Morgan Stanley	51,700	1,485,341
Nelnet, Inc., Class A	700	29,841
SEI Investments Co.	14,200	471,298
SLM Corp.	37,100	941,227
State Street Corp.	24,100	1,688,687
The Bank of New York Mellon Corp.	62,400	1,984,320
The Goldman Sachs Group, Inc.	8,500	1,367,310

		29,985,482

Insurance 15.9%
Aflac, Inc.	23,900	1,553,022
American International Group, Inc.	39,000	2,014,350
Assurant, Inc.	4,000	233,920
HCC Insurance Holdings, Inc.	24,200	1,104,730
MetLife, Inc.	16,600	785,346
Prudential Financial, Inc.	10,900	887,151
Reinsurance Group of America, Inc.	15,100	1,074,818
The Travelers Cos., Inc.	20,000	1,726,000
Torchmark Corp.	14,000	1,020,040
XL Group plc	2,200	67,254

		10,466,631

Real Estate 16.0%
Apartment Investment & Management Co., Class A	33,700	942,926
Ashford Hospitality Trust	20,900	272,954
Brandywine Realty Trust	29,600	421,208
CBRE Group, Inc., Class A *	48,100	1,117,363
Chatham Lodging Trust	5,100	96,186
Chesapeake Lodging Trust	9,200	216,844
DCT Industrial Trust, Inc.	68,200	528,550
Duke Realty Corp.	73,400	1,216,238
Host Hotels & Resorts, Inc.	54,700	1,014,685
Inland Real Estate Corp.	12,300	131,487
Liberty Property Trust	25,900	963,221
One Liberty Properties, Inc.	2,800	59,192
Prologis, Inc.	38,000	1,518,100
Retail Properties of America, Inc., Class A	11,100	158,841
RLJ Lodging Trust	49,100	1,240,266
Saul Centers, Inc.	4,100	192,700
Sovran Self Storage, Inc.	4,400	336,556
Urstadt Biddle Properties, Inc., Class A	8,600	169,764

		10,597,081

Total Common Stock
(Cost $51,812,024)		65,486,823

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.7% of net assets

Time Deposit 0.7%
Bank of America
0.03%, 11/01/13	426,584	426,584

66 See financial notes

 Schwab Financial Services Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Treasury Obligation 0.0%
U.S. Treasury Bills
0.01%, 12/19/13 (a)	12,000	12,000

Total Short-Term Investments
(Cost $438,584)		438,584

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $52,261,658 and the unrealized appreciation and depreciation were $13,786,008 and ($122,259), respectively, with a net unrealized appreciation of $13,663,749.

*	Non-income producing security.
(a)	The rate shown is the purchase yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$65,486,823	$—	$—	$65,486,823
Short-Term Investments[1]	—	438,584	—	438,584

Total	$65,486,823	$438,584	$—	$65,925,407

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 67

 Schwab Financial Services Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $52,250,608)		$65,925,407
Receivables:
Fund shares sold		63,625
Dividends		37,179
Receivable from investment adviser		133
Prepaid expenses	+	1,611

Total assets		66,027,955

Liabilities

Payables:
Investment adviser and administrator fees		2,837
Shareholder service fees		2,603
Fund shares redeemed		63,845
Accrued expenses	+	28,788

Total liabilities		98,073

Net Assets

Total assets		66,027,955
Total liabilities	−	98,073

Net assets		$65,929,882

Net Assets by Source
Capital received from investors		83,406,536
Net investment income not yet distributed		338,279
Net realized capital losses		(31,489,732)
Net unrealized capital appreciation		13,674,799

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$65,929,882		4,790,851		$13.76

68 See financial notes

 Schwab Financial Services Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends		$1,058,193
Interest		354
Securities on loan	+	180

Total investment income		1,058,727

Expenses

Investment adviser and administrator fees		309,484
Shareholder service fees		137,339
Portfolio accounting fees		36,575
Transfer agent fees		32,761
Professional fees		28,838
Registration fees		18,382
Shareholder reports		14,777
Independent trustees’ fees		7,355
Custodian fees		4,911
Other expenses	+	2,119

Total expenses		592,541
Expense reduction by CSIM and its affiliates	−	53,811

Net expenses	−	538,730

Net investment income		519,997

Realized and Unrealized Gains (Losses)

Net realized gains on investments		4,238,876
Net realized gains on futures contracts	+	64,017

Net realized gains		4,302,893
Net change in unrealized appreciation on investments		9,519,876
Net change in unrealized appreciation on futures contracts	+	20,168

Net change in unrealized appreciation	+	9,540,044

Net realized and unrealized gains		13,842,937

Increase in net assets resulting from operations		$14,362,934

See financial notes 69

 Schwab Financial Services Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$519,997	$341,423
Net realized gains		4,302,893	1,502,885
Net change in unrealized appreciation	+	9,540,044	4,694,094

Increase in net assets from operations		14,362,934	6,538,402

Distributions to Shareholders

Distributions from net investment income		($406,901)	($224,748)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,625,426	$20,364,480	1,195,666	$12,102,193
Shares reinvested		33,206	353,309	21,793	196,795
Shares redeemed	+	(1,249,074)	(15,437,977)	(1,227,292)	(12,174,120)

Net transactions in fund shares		409,558	$5,279,812	(9,833)	$124,868

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,381,293	$46,694,037	4,391,126	$40,255,515
Total increase or decrease	+	409,558	19,235,845	(9,833)	6,438,522

End of period		4,790,851	$65,929,882	4,381,293	$46,694,037

Net investment income not yet distributed			$338,279		$222,352

70 See financial notes

Schwab Health Care Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	20.59	17.29	15.48	13.41	12.55

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.27	0.15	0.19	0.13
Net realized and unrealized gains (losses)	6.26	3.18	1.85	2.01	0.82

Total from investment operations	6.48	3.45	2.00	2.20	0.95
Less distributions:
Distributions from net investment income	(0.33)	(0.15)	(0.19)	(0.13)	(0.09)
Distributions from net realized gains	(2.17)	—	—	—	—

Total distributions	(2.50)	(0.15)	(0.19)	(0.13)	(0.09)

Net asset value at end of period	24.57	20.59	17.29	15.48	13.41

Total return (%)	35.46	20.10	13.00	16.49	7.65

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.82	0.82	0.81 [1]	0.82	0.83 [2]
Gross operating expenses	0.83	0.85	0.85	0.86	0.85
Net investment income (loss)	1.06	1.44	0.85	1.14	0.88
Portfolio turnover rate	54	60	24	37	36
Net assets, end of period ($ x 1,000,000)	816	511	414	410	430

1 The ratio of net operating expenses would have been 0.82%, if payment for state filing fees and a voluntary reduction of Investment Adviser fees had not been included.
2 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 71

 Schwab Health Care Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	611,966,048	803,168,677
1.3%	Short-Term Investments	10,655,479	10,655,479

99.7%	Total Investments	622,621,527	813,824,156
0.2%	Collateral Invested for Securities on Loan	1,454,088	1,454,088
0.1%	Other Assets and Liabilities, Net		1,114,511

100.0%	Net Assets		816,392,755

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Australia 2.2%

Health Care Equipment & Services 0.4%
Primary Health Care Ltd.	100,000	466,542
Sonic Healthcare Ltd.	201,393	3,074,308

		3,540,850

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
CSL Ltd.	222,874	14,650,600

		18,191,450

France 1.2%

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Sanofi	91,404	9,745,780

Germany 1.6%

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Merck KGaA	79,367	13,202,743

Israel 0.6%

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Teva Pharmaceutical Industries Ltd.	117,520	4,366,855

Japan 1.0%

Health Care Equipment & Services 0.0%
BML, Inc.	6,600	225,504

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Kissei Pharmaceutical Co., Ltd.	9,500	219,923
Kyowa Hakko Kirin Co., Ltd.	57,000	629,563
Mitsubishi Tanabe Pharma Corp.	412,200	5,813,549
Takeda Pharmaceutical Co., Ltd.	28,800	1,372,451

		8,035,486

		8,260,990

Malaysia 0.0%

Health Care Equipment & Services 0.0%
Kossan Rubber Industries	64,400	130,410

Republic of Korea 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Daewoong Pharmaceutical Co., Ltd.	10,497	825,683

South Africa 0.1%

Health Care Equipment & Services 0.1%
Mediclinic International Ltd.	100,000	753,593

Sweden 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	97,925	1,098,864

Switzerland 11.1%

Health Care Equipment & Services 0.4%
Straumann Holding AG - Reg’d	15,416	3,064,098

Pharmaceuticals, Biotechnology & Life Sciences 10.7%
Actelion Ltd. - Reg’d *	234,377	18,133,875
BB Biotech AG - Reg’d *	10,712	1,604,833
Lonza Group AG - Reg’d *	72,350	6,458,172
Novartis AG - Reg’d	343,944	26,697,816
Roche Holding AG	124,268	34,364,500

		87,259,196

		90,323,294

United Kingdom 2.0%

Pharmaceuticals, Biotechnology & Life Sciences 2.0%
AstraZeneca plc	142,499	7,543,915
GlaxoSmithKline plc	135,000	3,558,918
Shire plc	117,716	5,219,572

		16,322,405

United States 78.4%

Health Care Equipment & Services 29.0%
Abbott Laboratories	697,500	25,493,625
Alere, Inc. *	206,400	6,961,872
Align Technology, Inc. *	12,100	690,426
Alliance HealthCare Services, Inc. *	17,700	446,217
AMN Healthcare Services, Inc. *	60,000	744,000
AmSurg Corp. *	117,600	5,043,864
AngioDynamics, Inc. *	58,500	919,620
Anika Therapeutics, Inc. *	56,100	1,675,707
ArthroCare Corp. *	26,000	973,440
Baxter International, Inc.	29,100	1,916,817
Becton, Dickinson & Co.	92,000	9,671,960
Boston Scientific Corp. *	1,375,000	16,073,750
CareFusion Corp. *	470,600	18,245,162

72 See financial notes

 Schwab Health Care Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cigna Corp.	115,400	8,883,492
CONMED Corp.	70,500	2,557,035
CorVel Corp. *	27,100	1,127,360
Covidien plc	161,000	10,321,710
Express Scripts Holding Co. *	62,800	3,926,256
Five Star Quality Care, Inc. *	58,200	295,074
Greatbatch, Inc. *	111,928	4,266,695
Henry Schein, Inc. *	56,000	6,296,080
Hill-Rom Holdings, Inc.	167,000	6,895,430
Hologic, Inc. *	72,700	1,627,753
Humana, Inc.	30,000	2,764,500
Kindred Healthcare, Inc.	85,000	1,179,800
Lifepoint Hospitals, Inc. *	148,200	7,653,048
Magellan Health Services, Inc. *	51,900	3,046,530
McKesson Corp.	88,800	13,882,992
MedAssets, Inc. *	451,200	10,391,136
MEDNAX, Inc. *	8,700	948,474
Medtronic, Inc.	554,000	31,799,600
NuVasive, Inc. *	87,900	2,793,462
Omnicell, Inc. *	50,000	1,153,500
St. Jude Medical, Inc.	84,300	4,837,977
STERIS Corp.	111,000	5,016,090
Stryker Corp.	25,000	1,846,500
Symmetry Medical, Inc. *	100,000	810,000
The Providence Service Corp. *	49,200	1,470,588
UnitedHealth Group, Inc.	60,900	4,157,034
Universal Health Services, Inc., Class B	32,600	2,626,256
VCA Antech, Inc. *	17,700	503,565
WellPoint, Inc.	56,800	4,816,640

		236,751,037

Pharmaceuticals, Biotechnology & Life Sciences 49.4%
AbbVie, Inc.	753,900	36,526,455
Albany Molecular Research, Inc. *	12,000	157,200
Allergan, Inc.	35,000	3,171,350
AMAG Pharmaceuticals, Inc. *	73,500	1,983,030
Amgen, Inc.	338,000	39,208,000
Bio-Rad Laboratories, Inc., Class A *	61,000	7,534,720
Biogen Idec, Inc. *	115,100	28,106,269
Bristol-Myers Squibb Co.	505,600	26,554,112
Celgene Corp. *	221,400	32,875,686
Cubist Pharmaceuticals, Inc. *	17,000	1,054,000
Eli Lilly & Co.	435,900	21,716,538
Emergent Biosolutions, Inc. *	57,800	1,128,834
Forest Laboratories, Inc. *	67,400	3,169,822
Gilead Sciences, Inc. *	220,000	15,617,800
ICON plc *	128,000	5,176,320
Impax Laboratories, Inc. *	317,400	6,430,524
Johnson & Johnson	620,100	57,427,461
Lannett Co., Inc. *	37,000	873,570
Merck & Co., Inc.	717,500	32,352,075
Mylan, Inc. *	149,100	5,646,417
PAREXEL International Corp. *	115,100	5,261,221
PDL Biopharma, Inc. (a)	181,200	1,465,908
Pfizer, Inc.	1,882,400	57,752,032
Sagent Pharmaceuticals, Inc. *	109,200	2,368,548
Salix Pharmaceuticals Ltd. *	98,900	7,096,075
Santarus, Inc. *	58,000	1,353,140
Threshold Pharmaceuticals, Inc. *	238,700	1,035,958
Vanda Pharmaceuticals, Inc. *	21,300	152,508

		403,195,573

		639,946,610

Total Common Stock
(Cost $611,966,048)		803,168,677

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.3% of net assets

Time Deposit 1.3%
JPMorgan Chase
US Dollar
0.03%, 11/01/13	10,455,481	10,455,481

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.01%, 12/19/13 (b)(c)	10,000	9,999
0.02%, 12/19/13 (b)(c)	10,000	10,000
0.06%, 12/19/13 (b)(c)	180,000	179,999

		199,998

Total Short-Term Investments
(Cost $10,655,479)		10,655,479

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (d)	1,454,088	1,454,088

Total Collateral Invested for Securities on Loan
(Cost $1,454,088)		1,454,088

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $622,988,352 and the unrealized appreciation and depreciation were $192,120,890 and ($1,285,086), respectively, with a net unrealized appreciation of $190,835,804.

See financial notes 73

 Schwab Health Care Fund

Portfolio Holdings continued

At 10/31/13, the values of certain foreign securities held by the fund aggregating $163,091,657 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,392,613.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.

Reg’d —	Registered

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	47	4,114,850	170,638

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$640,077,020	$—	$—	$640,077,020
Australia[1]	—	18,191,450	—	18,191,450
France[1]	—	9,745,780	—	9,745,780
Germany[1]	—	13,202,743	—	13,202,743
Israel[1]	—	4,366,855	—	4,366,855
Japan[1]	—	8,260,990	—	8,260,990
Republic of Korea[1]	—	825,683	—	825,683
South Africa[1]	—	753,593	—	753,593
Sweden[1]	—	1,098,864	—	1,098,864
Switzerland[1]	—	90,323,294	—	90,323,294
United Kingdom[1]	—	16,322,405	—	16,322,405
Short-Term Investments[1]	—	10,655,479	—	10,655,479

Total	$640,077,020	$173,747,136	$—	$813,824,156

Other Financial Instruments
Collateral Invested for Securities on Loan	$1,454,088	$—	$—	$1,454,088
Futures Contract[2]	170,638	—	—	170,638

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

74 See financial notes

 Schwab Health Care Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $622,621,527) including securities on loan of $1,392,613		$813,824,156
Foreign currency, at value (cost $19)		19
Collateral invested for securities on loan		1,454,088
Receivables:
Fund shares sold		1,873,811
Dividends		759,949
Foreign tax reclaims		280,516
Income from securities on loan		1,776
Interest		9
Prepaid expenses	+	14,243

Total assets		818,208,567

Liabilities

Collateral held for securities on loan		1,454,088
Payables:
Investment adviser and administrator fees		36,078
Shareholder service fees		28,679
Independent trustees’ fees		1
Fund shares redeemed		199,842
Variation margin on futures contracts		22,560
Accrued expenses	+	74,564

Total liabilities		1,815,812

Net Assets

Total assets		818,208,567
Total liabilities	−	1,815,812

Net assets		$816,392,755

Net Assets by Source
Capital received from investors		544,066,325
Net investment income not yet distributed		5,180,420
Net realized capital gains		75,762,906
Net unrealized capital appreciation		191,383,104

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$816,392,755		33,230,346		$24.57

See financial notes 75

 Schwab Health Care Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $384,555)		$12,272,692
Interest		4,354
Securities on loan	+	67,557

Total investment income		12,344,603

Expenses

Investment adviser and administrator fees		3,510,997
Shareholder service fees		1,580,493
Transfer agent fees		87,912
Shareholder reports		71,667
Registration fees		65,062
Portfolio accounting fees		58,736
Custodian fees		41,539
Professional fees		32,847
Independent trustees’ fees		11,246
Interest expense		205
Other expenses	+	12,241

Total expenses		5,472,945
Expense reduction by CSIM and its affiliates	−	94,232

Net expenses	−	5,378,713

Net investment income		6,965,890

Realized and Unrealized Gains (Losses)

Net realized gains on investments		74,235,214
Net realized gains on futures contracts		1,309,821
Net realized losses on foreign currency transactions	+	(64,247)

Net realized gains		75,480,788
Net change in unrealized appreciation on investments		112,398,883
Net change in unrealized appreciation on futures contracts		406,688
Net change in unrealized appreciation on foreign currency translations	+	19,694

Net change in unrealized appreciation	+	112,825,265

Net realized and unrealized gains		188,306,053

Increase in net assets resulting from operations		$195,271,943

76 See financial notes

 Schwab Health Care Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$6,965,890	$6,550,477
Net realized gains		75,480,788	69,963,685
Net change in unrealized appreciation	+	112,825,265	6,352,277

Increase in net assets from operations		195,271,943	82,866,439

Distributions to Shareholders

Distributions from net investment income		(8,336,930)	(3,529,101)
Distributions from net realized gains	+	(54,300,003)	—

Total distributions		($62,636,933)	($3,529,101)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,259,344	$243,726,416	4,855,710	$92,832,540
Shares reinvested		3,014,800	55,894,398	178,373	3,114,387
Shares redeemed	+	(5,854,185)	(126,778,797)	(4,151,453)	(78,160,304)

Net transactions in fund shares		8,419,959	$172,842,017	882,630	$17,786,623

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		24,810,387	$510,915,728	23,927,757	$413,791,767
Total increase	+	8,419,959	305,477,027	882,630	97,123,961

End of period		33,230,346	$816,392,755	24,810,387	$510,915,728

Net investment income not yet distributed			$5,180,420		$6,599,289

See financial notes 77

Schwab® International Core Equity Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–		11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10		10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	7.90	7.32	7.80	7.25		5.85

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.17	0.16		0.03
Net realized and unrealized gains (losses)	1.93	0.62	(0.46)	0.57		1.46

Total from investment operations	2.13	0.78	(0.29)	0.73		1.49
Less distributions:
Distributions from net investment income	(0.21)	(0.20)	(0.19)	(0.18)		(0.09)

Net asset value at end of period	9.82	7.90	7.32	7.80		7.25

Total return (%)	27.70	11.17	(3.89)	10.09		25.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	0.86	0.80 [2]	0.87	[3]	0.86
Gross operating expenses	1.10	1.16	1.22	1.27		1.60
Net investment income (loss)	2.40	2.45	2.32	1.85		1.19
Portfolio turnover rate	75	112	86	91	[4]	94
Net assets, end of period ($ x 1,000,000)	147	78	60	53		37

1 Effective October 7, 2009, the Investor Shares class, the Select Shares class and the Institutional Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The ratio of net operating expenses would have been 0.86%, if a voluntary reduction of Investment Adviser fees had not been included.
3 The ratio of net operating expenses would have been 0.86%, if certain non-routine expenses had not been incurred.
4 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

78 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Common Stock	120,753,916	144,158,873
0.0%	Rights	1,973	1,889
1.8%	Other Investment Company	2,687,292	2,687,292
0.2%	Short-Term Investments	239,984	239,984

99.9%	Total Investments	123,683,165	147,088,038
0.1%	Other Assets and Liabilities, Net		144,473

100.0%	Net Assets		147,232,511

	Number	Value
Security	of Shares	($)

Common Stock 97.9% of net assets

Australia 8.2%

Banks 1.0%
Australia & New Zealand Banking Group Ltd.	9,790	313,283
Westpac Banking Corp.	36,647	1,189,824

		1,503,107

Capital Goods 0.1%
Seven Group Holdings Ltd.	18,391	144,860

Diversified Financials 1.1%
Challenger Ltd.	282,086	1,600,290

Energy 0.4%
Woodside Petroleum Ltd.	16,649	610,351

Food & Staples Retailing 0.3%
Wesfarmers Ltd. *	10,928	443,447

Food, Beverage & Tobacco 0.2%
Goodman Fielder Ltd.	507,935	365,064

Insurance 0.9%
Insurance Australia Group Ltd.	238,298	1,391,639

Materials 1.6%
Amcor Ltd.	17,803	182,381
Arrium Ltd.	247,913	323,915
BHP Billiton Ltd.	22,271	787,355
Incitec Pivot Ltd.	256,332	644,912
Mount Gibson Iron Ltd.	420,032	352,311

		2,290,874

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
CSL Ltd.	16,924	1,112,497

Retailing 1.2%
David Jones Ltd.	111,453	286,438
Harvey Norman Holdings Ltd.	181,050	557,121
Myer Holdings Ltd	161,736	382,244
Pacific Brands Ltd.	403,210	268,560
Premier Investments Ltd.	31,481	237,246

		1,731,609

Telecommunication Services 0.6%
Telstra Corp., Ltd.	170,368	833,657

		12,027,395

Austria 0.3%

Banks 0.1%
Erste Group Bank AG	4,445	156,063

Transportation 0.2%
Oesterreichische Post AG	6,443	302,130

		458,193

Belgium 1.7%

Food & Staples Retailing 1.3%
Delhaize Group S.A.	30,175	1,927,109

Materials 0.4%
Bekaert N.V.	11,191	468,599
Solvay S.A.	380	59,418

		528,017

		2,455,126

Brazil 0.2%

Consumer Durables & Apparel 0.2%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	44,905	333,837

Canada 0.6%

Commercial & Professional Supplies 0.2%
Transcontinental, Inc., Class A	18,100	289,037

Energy 0.2%
Suncor Energy, Inc.	8,000	290,721

Retailing 0.0%
Canadian Tire Corp., Ltd., Class A	700	64,975

Technology Hardware & Equipment 0.2%
Celestica, Inc. *	28,000	307,486

		952,219

Chile 0.1%

Utilities 0.1%
Enersis S.A.	343,112	114,880

China 0.8%

Automobiles & Components 0.3%
Geely Automobile Holdings Ltd.	800,000	403,269

Banks 0.1%
China Construction Bank Corp., Class H	205,000	159,495

See financial notes 79

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.3%
China Resources Cement Holdings Ltd.	636,000	425,564

Utilities 0.1%
Huaneng Power International, Inc., Class H	244,000	254,690

		1,243,018

Denmark 0.9%

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
H. Lundbeck A/S	26,632	572,564
Novo Nordisk A/S, Class B	4,793	798,287

		1,370,851

Finland 0.9%

Energy 0.8%
Neste Oil Oyj	56,688	1,124,029

Materials 0.1%
Kemira Oyj	14,930	239,718

		1,363,747

France 10.5%

Automobiles & Components 1.3%
Compagnie Generale des Etablissements Michelin	8,885	925,799
Renault S.A.	11,098	968,303

		1,894,102

Banks 2.3%
BNP Paribas S.A.	36,716	2,708,654
Credit Agricole S.A. *	56,223	676,000

		3,384,654

Capital Goods 1.4%
Schneider Electric S.A.	9,972	839,120
Vinci S.A.	20,355	1,302,439

		2,141,559

Commercial & Professional Supplies 0.4%
Teleperformance	11,637	616,004

Consumer Durables & Apparel 0.1%
Kering	592	134,165

Energy 1.5%
Total S.A.	36,581	2,244,352

Insurance 0.2%
AXA S.A.	12,260	305,463

Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Sanofi	27,739	2,957,619

Software & Services 0.2%
UbiSoft Entertainment S.A. *	19,919	255,514

Telecommunication Services 0.9%
Orange S.A.	95,807	1,316,970

Utilities 0.2%
GDF Suez	10,973	271,952

		15,522,354

Germany 9.1%

Automobiles & Components 0.9%
Bayerische Motoren Werke AG	2,491	281,927
Continental AG	5,419	990,955

		1,272,882

Capital Goods 2.1%
Krones AG	6,361	556,760
Siemens AG - Reg’d	20,027	2,559,293

		3,116,053

Consumer Durables & Apparel 0.5%
Adidas AG	6,604	752,496

Diversified Financials 1.1%
Deutsche Bank AG - Reg’d	34,207	1,653,194

Food & Staples Retailing 1.3%
Metro AG	39,712	1,861,936

Insurance 0.3%
Allianz SE - Reg’d	2,506	420,763

Materials 1.0%
BASF SE	13,798	1,432,432

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Merck KGaA	4,749	789,999

Real Estate 0.4%
Patrizia Immobilien AG *	65,892	617,173

Semiconductors & Semiconductor Equipment 0.5%
Infineon Technologies AG	48,818	472,282
SMA Solar Technology AG	4,905	199,945

		672,227

Telecommunication Services 0.4%
Deutsche Telekom AG - Reg’d	40,433	635,393

Utilities 0.1%
E.ON SE AG	7,523	137,133

		13,361,681

Greece 0.3%

Consumer Services 0.2%
OPAP S.A.	19,136	237,625

Materials 0.1%
Mytilineos Holdings S.A. *	12,531	101,186

Retailing 0.0%
JUMBO S.A. *	5,446	73,072

		411,883

Hong Kong 2.2%

Banks 0.3%
BOC Hong Kong (Holdings) Ltd.	150,000	489,874

Capital Goods 1.0%
Hutchison Whampoa Ltd.	100,000	1,246,066
Johnson Electric Holdings Ltd.	231,500	166,627

		1,412,693

Consumer Services 0.1%
Sands China Ltd.	31,600	224,679

Energy 0.3%
CNOOC Ltd.	200,000	406,794

80 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Real Estate 0.4%
Cheung Kong (Holdings) Ltd.	39,000	609,065

Utilities 0.1%
Power Assets Holdings Ltd.	17,500	145,796

		3,288,901

Israel 0.5%

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Teva Pharmaceutical Industries Ltd.	17,944	666,770

Italy 1.6%

Capital Goods 0.2%
Impregilo S.p.A.	34,018	216,561

Consumer Durables & Apparel 0.0%
Prada S.p.A.	7,000	68,297

Consumer Services 0.3%
GTECH S.p.A.	16,559	502,880

Energy 0.5%
Eni S.p.A.	29,410	746,629

Food, Beverage & Tobacco 0.1%
Parmalat S.p.A.	47,419	159,495

Media 0.1%
Mediaset S.p.A. *	20,209	100,917

Utilities 0.4%
Enel S.p.A.	122,774	541,670

		2,336,449

Japan 20.1%

Automobiles & Components 2.1%
Aisin Seiki Co., Ltd.	5,900	239,684
Denso Corp.	10,000	480,684
Toyoda Gosei Co., Ltd.	10,600	265,048
Toyota Motor Corp.	33,500	2,172,079

		3,157,495

Banks 5.1%
Mitsubishi UFJ Financial Group, Inc.	308,500	1,964,609
Mizuho Financial Group, Inc.	913,900	1,918,333
Resona Holdings, Inc.	306,100	1,592,250
Sumitomo Mitsui Financial Group, Inc.	38,000	1,836,763
The Bank of Yokohama Ltd.	15,000	82,714
The Shizuoka Bank Ltd.	16,000	180,022

		7,574,691

Capital Goods 1.4%
Fujikura Ltd.	169,000	771,174
Mitsubishi Electric Corp.	16,000	175,871
Mitsubishi Heavy Industries Ltd.	137,000	870,672
Nitta Corp.	5,600	117,950
The Japan Steel Works Ltd.	13,000	72,625
The Nippon Signal Co., Ltd.	16,100	122,441

		2,130,733

Commercial & Professional Supplies 0.1%
Dai Nippon Printing Co., Ltd.	14,000	147,084

Consumer Durables & Apparel 2.1%
Namco Bandai Holdings, Inc.	28,600	539,121
Panasonic Corp.	245,100	2,512,118

		3,051,239

Consumer Services 1.1%
Oriental Land Co., Ltd.	9,500	1,521,207
Round One Corp.	19,000	100,805

		1,622,012

Diversified Financials 1.7%
Daiwa Securities Group, Inc.	136,000	1,242,193
ORIX Corp.	70,400	1,219,404

		2,461,597

Food, Beverage & Tobacco 1.7%
Japan Tobacco, Inc.	52,300	1,892,406
Kirin Holdings Co., Ltd.	43,000	628,466

		2,520,872

Insurance 0.6%
T&D Holdings, Inc.	75,300	904,032

Materials 0.1%
Mitsubishi Chemical Holdings Corp.	20,000	93,625

Media 0.1%
SKY Perfect JSAT Holdings, Inc.	31,000	179,006

Real Estate 0.6%
Daito Trust Construction Co., Ltd.	3,900	398,205
Daiwa House Industry Co., Ltd.	17,000	340,574
Nomura Real Estate Holdings, Inc.	2,800	70,844

		809,623

Retailing 1.1%
Alpen Co., Ltd.	4,400	91,566
Aoyama Trading Co., Ltd.	10,200	260,076
Autobacs Seven Co., Ltd.	52,500	765,475
Canon Marketing Japan, Inc.	19,200	257,218
USS Co., Ltd.	16,000	234,312

		1,608,647

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	3,500	143,667

Software & Services 0.1%
Fujitsu Ltd. *	48,000	206,218

Technology Hardware & Equipment 1.6%
Canon, Inc.	35,000	1,104,484
FUJIFILM Holdings Corp.	6,400	156,568
Ibiden Co., Ltd.	4,900	84,944
Konica Minolta, Inc.	105,000	869,499
Nippon Electric Glass Co., Ltd.	33,000	169,743

		2,385,238

Transportation 0.5%
Central Japan Railway Co.	2,845	368,916
East Japan Railway Co.	3,400	295,360

		664,276

		29,660,055

Malaysia 0.3%

Materials 0.1%
Petronas Chemicals Group Berhad	47,000	105,906

See financial notes 81

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.2%
Tenaga Nasional Berhad	119,100	355,909

		461,815

Netherlands 4.0%

Capital Goods 1.0%
Koninklijke Philips N.V.	43,595	1,540,678

Commercial & Professional Supplies 1.1%
Randstad Holding N.V.	26,259	1,617,255

Consumer Durables & Apparel 0.2%
TomTom N.V. *	30,263	233,669

Food, Beverage & Tobacco 1.5%
Unilever N.V. CVA	55,640	2,205,872

Semiconductors & Semiconductor Equipment 0.2%
STMicroelectronics N.V.	32,680	251,375

		5,848,849

New Zealand 0.1%

Materials 0.1%
Fletcher Building Ltd.	19,350	159,687

Norway 0.8%

Energy 0.7%
Statoil A.S.A.	45,149	1,068,279

Food, Beverage & Tobacco 0.1%
Orkla A.S.A.	13,607	110,301

		1,178,580

Portugal 0.1%

Capital Goods 0.1%
Sonae	75,392	108,894

Republic of Korea 0.2%

Materials 0.1%
Hansol Paper Co., Ltd.	5,960	69,045

Semiconductors & Semiconductor Equipment 0.1%
Samsung Electronics Co., Ltd.	115	158,592

		227,637

Singapore 0.8%

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	35,000	97,354

Real Estate 0.5%
UOL Group Ltd.	152,000	804,515

Transportation 0.2%
Singapore Airlines Ltd.	35,000	293,593

		1,195,462

South Africa 0.3%

Insurance 0.1%
Sanlam Ltd.	21,355	114,582

Materials 0.2%
Assore Ltd.	4,138	169,000
Kumba Iron Ore Ltd.	2,142	89,579

		258,579

		373,161

Spain 2.8%

Capital Goods 0.8%
ACS, Actividades de Construccion y Servicios S.A.	17,874	586,359
Ferrovial S.A.	24,538	467,737
Gamesa Corp. Tecnologica S.A. *	13,662	131,935

		1,186,031

Energy 1.5%
Repsol S.A.	84,388	2,262,513

Utilities 0.5%
Endesa S.A. *	23,046	667,096

		4,115,640

Sweden 3.3%

Banks 1.4%
Skandinaviska Enskilda Banken AB, A Shares	159,761	1,932,319
Swedbank AB, A Shares	6,826	177,656

		2,109,975

Capital Goods 0.6%
Trelleborg AB, B Shares	46,652	880,307

Commercial & Professional Supplies 0.1%
Loomis AB, Class B	5,532	132,607

Food & Staples Retailing 0.4%
Axfood AB	9,910	512,489

Technology Hardware & Equipment 0.8%
Telefonaktiebolaget LM Ericsson, B Shares	101,160	1,209,996

		4,845,374

Switzerland 7.2%

Capital Goods 0.5%
Bucher Industries AG - Reg’d	1,035	286,622
Georg Fischer AG - Reg’d *	598	411,931
OC Oerlikon Corp. AG - Reg’d *	5,015	70,111

		768,664

Diversified Financials 0.3%
UBS AG - Reg’d *	21,224	410,495

Health Care Equipment & Services 0.2%
Straumann Holding AG - Reg’d	1,306	259,582

Insurance 1.4%
Helvetia Holding AG - Reg’d	2,550	1,202,680
Swiss Re AG *	9,746	855,529

		2,058,209

Materials 0.5%
Givaudan S.A. - Reg’d *	404	572,948
Holcim Ltd. - Reg’d *	2,549	189,593

		762,541

82 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 4.3%
Actelion Ltd. - Reg’d *	12,936	1,000,865
Novartis AG - Reg’d	35,057	2,721,214
Roche Holding AG	9,370	2,591,137

		6,313,216

		10,572,707

United Kingdom 20.0%

Banks 1.5%
HSBC Holdings plc	172,040	1,885,789
Lloyds Banking Group plc *	238,246	294,662

		2,180,451

Capital Goods 0.7%
BAE Systems plc	103,810	757,241
Cobham plc	46,976	216,950

		974,191

Commercial & Professional Supplies 0.9%
Berendsen plc	87,942	1,369,515

Consumer Durables & Apparel 0.4%
Persimmon plc *	32,782	663,711

Diversified Financials 0.1%
Man Group plc	92,831	132,119

Energy 3.4%
BG Group plc	11,082	226,069
BP plc	430,593	3,342,522
Enquest plc *	91,661	195,968
Royal Dutch Shell plc, B Shares	17,266	597,749
Soco International plc *	97,503	622,089

		4,984,397

Food & Staples Retailing 0.1%
J. Sainsbury plc	28,712	181,618

Food, Beverage & Tobacco 1.2%
Associated British Foods plc	25,989	944,829
Unilever plc	21,801	884,053

		1,828,882

Materials 2.5%
African Barrick Gold plc	129,271	399,432
BHP Billiton plc	36,330	1,121,088
Kazakhmys plc	22,427	94,357
Lonmin plc *	20,954	108,231
Rio Tinto plc	38,154	1,930,598

		3,653,706

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
AstraZeneca plc	41,269	2,184,786

Real Estate 0.9%
Grainger plc	437,870	1,367,405

Retailing 1.8%
Next plc	27,508	2,402,189
WH Smith plc	18,947	273,435

		2,675,624

Semiconductors & Semiconductor Equipment 0.3%
CSR plc	48,478	427,015

Software & Services 1.0%
Micro Focus International plc	33,066	433,388
The Sage Group plc	186,156	1,004,258

		1,437,646

Technology Hardware & Equipment 0.1%
Pace plc	38,509	188,076

Telecommunication Services 1.9%
BT Group plc	150,480	910,499
Vodafone Group plc	507,178	1,857,670

		2,768,169

Utilities 1.7%
Centrica plc	365,842	2,069,104
SSE plc	18,395	417,293

		2,486,397

		29,503,708

Total Common Stock
(Cost $120,753,916)		144,158,873

Rights 0.0% of net assets

France 0.0%
Groupe Fnac (a)*	592	1,889

Total Rights
(Cost $1,973)		1,889

Other Investment Company 1.8% of net assets

United States 1.8%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (d)	2,687,292	2,687,292

Total Other Investment Company
(Cost $2,687,292)		2,687,292

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.01%, 12/19/13 (b)(c)	40,000	40,000
0.06%, 12/19/13 (b)(c)	200,000	199,984

Total Short-Term Investments
(Cost $239,984)		239,984

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $125,364,270 and the unrealized appreciation and depreciation were $23,253,996 and ($1,530,228), respectively, with a net unrealized appreciation of $21,723,768.

See financial notes 83

 Schwab International Core Equity Fund

Portfolio Holdings continued

At 10/31/13, the values of certain foreign securities held by the fund aggregating $142,331,134 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
Reg’d —	Registered

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	20	1,875,300	30,136

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$112,217,215	$—	$112,217,215
Canada[1]	952,219	—	—	952,219
Chile[1]	114,880	—	—	114,880
Denmark
Pharmaceuticals, Biotechnology & Life Sciences	572,564	798,287	—	1,370,851
United Kingdom[1]	—	29,315,632	—	29,315,632
Technology Hardware & Equipment	188,076	—	—	188,076
Rights[1]	1,889	—	—	1,889
Other Investment Company[1]	2,687,292	—	—	2,687,292
Short-Term Investments[1]	—	239,984	—	239,984

Total	$4,516,920	$142,571,118	$—	$147,088,038

Other Financial Instruments
Futures Contract[2]	$30,136	$—	$—	$30,136

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $610,182 from Level 1 to Level 2 for the period ended October 31, 2013. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

84 See financial notes

 Schwab International Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $123,683,165)		$147,088,038
Foreign currency, at value (cost $28)		28
Receivables:
Investments sold		2,002,613
Fund shares sold		824,314
Dividends		356,639
Foreign tax reclaims		117,433
Interest		1
Prepaid expenses	+	719

Total assets		150,389,785

Liabilities

Payables:
Investments bought		3,045,025
Investment adviser and administrator fees		5,068
Shareholder service fees		5,182
Fund shares redeemed		29,300
Variation margin on futures contracts		6,423
Distribution and shareholder services fees		695
Accrued expenses	+	65,581

Total liabilities		3,157,274

Net Assets

Total assets		150,389,785
Total liabilities	−	3,157,274

Net assets		$147,232,511

Net Assets by Source
Capital received from investors		133,861,298
Net investment income not yet distributed		2,291,719
Net realized capital losses		(12,361,738)
Net unrealized capital appreciation		23,441,232

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$147,232,511		14,988,454		$9.82

See financial notes 85

 Schwab International Core Equity Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $242,639)		$3,479,985
Interest	+	9

Total investment income		3,479,994

Expenses

Investment adviser and administrator fees		619,199
Shareholder service fees		263,725
Custodian fees		70,687
Portfolio accounting fees		68,190
Professional fees		48,997
Registration fees		29,318
Transfer agent fees		24,139
Shareholder reports		22,866
Independent trustees’ fees		7,644
Interest expense		98
Other expenses	+	22,258

Total expenses		1,177,121
Expense reduction by CSIM and its affiliates	−	258,900

Net expenses	−	918,221

Net investment income		2,561,773

Realized and Unrealized Gains (Losses)

Net realized gains on investments		6,449,116
Net realized gains on futures contracts		109,592
Net realized losses on foreign currency transactions	+	(17,715)

Net realized gains		6,540,993
Net change in unrealized appreciation on investments		17,146,438
Net change in unrealized appreciation on futures contracts		30,136
Net change in unrealized appreciation on foreign currency translations	+	10,650

Net change in unrealized appreciation	+	17,187,224

Net realized and unrealized gains		23,728,217

Increase in net assets resulting from operations		$26,289,990

86 See financial notes

 Schwab International Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$2,561,773	$1,569,563
Net realized gains (losses)		6,540,993	(609,529)
Net change in unrealized appreciation	+	17,187,224	6,164,196

Increase in net assets from operations		26,289,990	7,124,230

Distributions to Shareholders

Distributions from net investment income		($2,100,275)	($1,709,354)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,070,603	$70,752,618	3,640,288	$26,971,761
Shares reinvested		154,692	1,217,426	151,161	1,017,316
Shares redeemed	+	(3,128,819)	(27,045,232)	(2,074,860)	(15,099,441)

Net transactions in fund shares		5,096,476	$44,924,812	1,716,589	$12,889,636

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,891,978	$78,117,984	8,175,389	$59,813,472
Total increase	+	5,096,476	69,114,527	1,716,589	18,304,512

End of period		14,988,454	$147,232,511	9,891,978	$78,117,984

Net investment income not yet distributed			$2,291,719		$1,463,091

See financial notes 87

 Schwab Active Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Balanced Fund
Schwab Core Equity Fund	Schwab Target 2010 Fund
Schwab Dividend Equity Fund	Schwab Target 2015 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2020 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2025 Fund
Schwab Hedged Equity Fund	Schwab Target 2030 Fund
Schwab Financial Services Fund	Schwab Target 2035 Fund
Schwab Health Care Fund	Schwab Target 2040 Fund
Schwab International Core Equity Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund - Moderate Payout
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund - Enhanced Payout
Laudus International MarketMasters Fund	Schwab Monthly Income Fund - Maximum Payout

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a

88

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments

 89

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

The values of the securities on loan and the related cash collateral as of October 31, 2013 for the Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab Health Care Fund are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.

Short Sales: When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.

90

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

If the fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on the fund’s records and presented in the Statement of Operations. The fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and determined that upon adoption of the standard the funds’ financial statement disclosures will include the enhanced disclosures around rights of offset and related arrangements as required by the standard.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful

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Financial Notes (continued)

3. Risk Factors (continued):

investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

A fund’s investments in real estate investment trusts (“REITs”) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.

Certain funds engage in short sales transactions. Short sales are transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price

 93

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Financial Notes (continued)

3. Risk Factors (continued):

at which the security was sold by a fund, and the fund will incur a loss if the price of the security sold short increases between the time of the short sales and the time the fund replaces the borrowed security.

To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share, and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
	Schwab	Schwab	Schwab	Schwab	Schwab	International
% of Average	Core	Dividend	Large-Cap	Small-Cap	Hedged	Core
Daily Net Assets	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund	Equity Fund

Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

	Schwab	Schwab
% of Average	Financial	Health Care
Daily Net Assets	Services Fund	Fund

First $500 million	0.54%	0.54%
$500 million to $1 billion	0.515%	0.515%
Over $1 billion	0.49%	0.49%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab	Schwab	Schwab
Core	Dividend	Large-Cap	Small-Cap	Hedged
Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

0.75%	0.89%	0.99%	1.12%	1.33% *

Schwab
Schwab	Schwab	International
Financial	Health Care	Core
Services Fund	Fund	Equity Fund

0.94%	0.82%	0.86%

*	Excludes dividends and stock loan fees paid on securities sold short.

 95

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2013, as applicable:

	Schwab	Schwab	Schwab
	Core	Dividend	Small-Cap
	Equity Fund	Equity Fund	Equity Fund

Schwab Target 2010 Fund	0.1%	0.1%	0.4%
Schwab Target 2015 Fund	0.3%	0.2%	0.7%
Schwab Target 2020 Fund	1.6%	1.0%	3.9%
Schwab Target 2025 Fund	1.1%	0.7%	2.7%
Schwab Target 2030 Fund	3.1%	1.9%	7.5%
Schwab Target 2035 Fund	1.1%	0.7%	2.7%
Schwab Target 2040 Fund	3.7%	2.2%	9.0%
Schwab Target 2045 Fund	0.1%	0.1%	0.3%
Schwab Target 2050 Fund	0.1%	0.1%	0.2%
Schwab Target 2055 Fund	0.0% *	0.0% *	0.1%
Schwab Monthly Income Fund - Moderate Payout	—%	0.7%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	1.1%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.3%	—%
Schwab Balanced Fund	2.6%	—%	—%

*	Less than 0.05%

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, CSIM voluntarily reduced its investment adviser fees for the Schwab Core Equity Fund and Schwab Small-Cap Equity Fund by $6,944 each, to reflect a credit in certain stock research fees incurred by CSIM and passed on to these funds.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

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 Schwab Active Equity Funds

Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Core Equity Fund	$1,630,694,334	$1,688,241,102
Schwab Dividend Equity Fund	1,058,815,976	998,577,847
Schwab Large-Cap Growth Fund	199,213,500	215,647,798
Schwab Small-Cap Equity Fund	433,570,105	394,382,928
Schwab Hedged Equity Fund*	249,847,516	264,812,687
Schwab Financial Services Fund	47,542,644	41,180,679
Schwab Health Care Fund	465,935,320	346,369,443
Schwab International Core Equity Fund	122,933,510	79,145,591

*	Including securities sold short.

8. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2013 are presented on the face of the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab Core Equity Fund	$9,255,569	119
Schwab Dividend Equity Fund	8,573,719	108
Schwab Large-Cap Growth Fund	981,806	13
Schwab Small-Cap Equity Fund	3,749,561	38
Schwab Hedged Equity Fund	593,300	8
Schwab Financial Services Fund	583,611	8
Schwab Health Care Fund	6,691,543	86
Schwab International Core Equity Fund	308,823	3

The Schwab International Core Equity Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. The net realized losses of $1,075 on forwards held during the period is included in net realized losses on foreign currency transactions of the fund’s Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation (depreciation) were $9,952 and ($1), respectively.

 97

 Schwab Active Equity Funds

Financial Notes (continued)

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Schwab Core Equity Fund	$19,267	$14,523
Schwab Dividend Equity Fund	50,175	19,131
Schwab Large-Cap Growth Fund	6,787	6,173
Schwab Small-Cap Equity Fund	15,023	4,731
Schwab Hedged Equity Fund	10,792	5,426
Schwab Financial Services Fund	4,292	5,169
Schwab Health Care Fund	38,090	11,650
Schwab International Core Equity Fund	8,761	1,452

10. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Undistributed ordinary income	$18,530,775	$1,659,809	$989,030	$17,071,549	$—
Undistributed long-term capital gains	157,590,505	118,267,186	—	39,821,319	15,224,405
Unrealized appreciation on investments	462,825,364	390,582,767	47,796,177	135,898,052	46,153,261
Unrealized depreciation on investments	(4,607,858)	(4,349,315)	(595,155)	(9,058,504)	(920,473)
Other unrealized appreciation (depreciation)	(1)	—	—	—	(12,609,810)

Net unrealized appreciation (depreciation)	$458,217,505	$386,233,452	$47,201,022	$126,839,548	$32,622,978

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Undistributed ordinary income	$338,279	$20,280,205	$3,810,651
Undistributed long-term capital gains	—	61,200,584	—
Unrealized appreciation on investments	13,786,008	192,120,890	23,253,996
Unrealized depreciation on investments	(122,259)	(1,285,086)	(1,530,228)
Other unrealized appreciation (depreciation)	—	9,837	5,978

Net unrealized appreciation (depreciation)	$13,663,749	$190,845,641	$21,729,746

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sales.

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 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
Expiration Date	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

October 31, 2016	$32,645,024	$—	$—	$—	$—
October 31, 2017	1,636,580	—	14,051,004	—	—

Total	$34,281,604 *	$—	$14,051,004	$—	$—

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
Expiration Date	Services Fund	Fund	Equity Fund

October 31, 2016	$2,634,441	$—	$—
October 31, 2017	28,673,848	—	12,169,184
October 31, 2018	170,394	—	—

Total	$31,478,683	$—	$12,169,184 *

*	The Schwab Core Equity Fund and Schwab International Core Equity Fund have capital loss carryforwards acquired via mergers, which are subject to certain annual limitations in regard to availability to offset potential future capital gains.

Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising on the first day of the next taxable year. For the year ended October 31, 2013, the funds had late-year ordinary losses deferred and capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Late-year ordinary losses deferred	$—	$—	$—	$—	$1,649,544
Capital losses utilized	75,465,662	66,553,849	31,765,537	14,134,762	2,570,724

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital losses utilized	$4,316,363	$—	$6,149,622

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Current period distributions
Ordinary income	$16,475,044	$30,254,415	$2,200,707	$2,100,800	$—
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$32,156,180	$28,261,739	$1,032,046	$177,045	$—
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

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Financial Notes (continued)

10. Federal Income Taxes (continued):

Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Current period distributions
Ordinary income	$406,901	$8,336,930	$2,100,275
Long-term capital gains	—	54,300,003	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$224,748	$3,529,101	$1,709,354
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital shares	$—	$—	$—	$—	($175,180)
Undistributed net investment income	55,480	—	—	(325,782)	152,680
Net realized capital gains (losses)	(55,480)	—	—	325,782	22,500

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital shares	$—	$—	$—
Undistributed net investment income	2,831	(47,829)	367,130
Net realized capital gains (losses)	(2,831)	47,829	(367,130)

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

12. Reorganization:

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Schwab Premier Equity Fund were transferred to the Schwab Core Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax

100

 Schwab Active Equity Funds

Financial Notes (continued)

12. Reorganization (continued):

purposes, was completed at the close of business on September 7, 2012. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation (depreciation) immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Schwab	Schwab	Schwab
	Core	Premier	Core
	Equity Fund	Equity Fund	Equity Fund

Shares	90,245,503	18,709,075	101,529,069
Net Assets	$1,728,474,999	$216,114,348	$1,944,589,347
Net Assets Value	$19.15	$11.55	$19.15
Net unrealized appreciation (depreciation)	$280,749,404	$13,800,558	$294,549,962
Market value of investments	$1,724,850,404	$215,621,273	$1,940,471,677
Cost of investments	$1,444,101,000	$201,820,715	$1,645,921,715

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (eight of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $242,621 to its shareholders for the year ended October 31, 2013. The respective foreign source income on the fund is $3,706,865.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Schwab Core Equity Fund	100.00
Schwab Dividend Equity Fund	100.00
Schwab Large-Cap Growth Fund	100.00
Schwab Small-Cap Equity Fund	44.22
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	100.00
Schwab Health Care Fund	67.69
Schwab International Core Equity Fund	—

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab Core Equity Fund	$16,475,044
Schwab Dividend Equity Fund	30,254,415
Schwab Large-Cap Growth Fund	2,200,707
Schwab Small-Cap Equity Fund	928,747
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	406,901
Schwab Health Care Fund	7,562,144
Schwab International Core Equity Fund	2,246,594

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Schwab Health Care Fund hereby designates $54,300,003 as long-term capital gain dividend for the fiscal year ended October 31, 2013.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the

104

performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Although Schwab Large-Cap Growth Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Large-Cap Growth Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab Financial Services Fund and Schwab Health Care Fund that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 105

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

106

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 107

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

108

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Dow Jones Global Health Care Index An index that measures the performance of healthcare providers, researchers, and supplies producers around theworld.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

S&P 1500 SuperComposite Financials Sector Index A capitalization-weighted index designed to measure the performance of the financial sector of the S&P 1500 SuperComposite Index. The S&P SuperComposite 1500 is comprised of the 1500 companies included in the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 109

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
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MFR26298-10
00107466

Annual report dated October 31, 2013, enclosed.

Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund

Schwab Fundamental
US Small Company Index Fund

Schwab Fundamental
International Large Company
Index Fund

Schwab Fundamental
International Small Company Index Fund

Schwab Fundamental
Emerging Markets Large Company Index Fund

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*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* Funds

Annual Report
October 31, 2013

Schwab Fundamental
US Large Company Index Fund

Schwab Fundamental
US Small Company Index Fund

Schwab Fundamental
International Large Company
Index Fund

Schwab Fundamental
International Small Company Index Fund

Schwab Fundamental
Emerging Markets Large Company Index Fund

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

Schwab Fundamental Index Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	29.67%

Russell Fundamental U.S. Large Company Index	30.27%
Fund Category: Morningstar Large Value	26.84%

Performance Details	pages 6-7

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	37.55%

Russell Fundamental U.S. Small Company Index	38.01%
Fund Category: Morningstar Small Blend	35.17%

Performance Details	pages 8-9

Schwab Fundamental International Large Company Index Fund[1] (Ticker Symbol: SFNNX)	30.12%

Russell Fundamental Developed ex-U.S. Large Company Index (Net)	30.79%
Fund Category: Morningstar Foreign Large Value	24.94%

Performance Details	pages 10-11

Schwab Fundamental International Small Company Index Fund[1] (Ticker Symbol: SFILX)	29.75%

Russell Fundamental Developed ex-U.S. Small Company Index (Net)	30.78%
Fund Category: Morningstar Foreign Small/Mid Blend	26.78%

Performance Details	pages 12-13

Schwab Fundamental Emerging Markets Large Company Index Fund[1] (Ticker Symbol: SFENX)	7.11%

Russell Fundamental Emerging Markets Large Company Index (Net)	8.42%
Fund Category: Morningstar Diversified Emerging Markets	7.59%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Index ownership— each of the names identifying the Russell Fundamental Index Series is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the funds under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Fundamental Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Fundamental Index Funds. Fundamentally weighted strategies have enjoyed significant asset growth in recent years, as investors have embraced the value of alternatives to traditional index funds. Unlike equity indices that are often weighted based on market capitalization, fundamentally weighted indices select and weight stocks by non-price measures. By using this methodology, the funds can serve as a complement to traditional cap-weighted and actively managed investment vehicles in an investment portfolio, potentially helping shareholders achieve better risk-adjusted returns over time.

Turning to the 12 months ended October 31, 2013, the funds generated returns that were generally aligned with their respective indices, and reflected a rally by stocks. The backdrop for these results included policies by many central banks aimed at stimulating economic growth. However, some signs of economic improvement in the U.S. led the Federal Reserve to initially consider “tapering” its purchases of securities to keep interest rates low, while a brief U.S. federal government shutdown and budgetary gridlock created market uncertainty late in the period. Stocks fell in response, but as the Fed’s anticipated tapering never materialized, stocks resumed their rally. As a result,

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index Funds 3

From the President continued

Turning to the 12 months ended October 31, 2013, the funds generated returns that were generally aligned with their respective indices, and reflected a rally by stocks.

the Russell Fundamental U.S. Large Company Index returned 30.3%, and the Russell Fundamental Developed ex-U.S. Large Company Index returned 30.8%.*

By comparison, emerging market stocks generated far more modest returns. Slower economic growth early in 2013 and the depreciation of many emerging market currencies versus the U.S. dollar reduced returns on these stocks. However, as the Fed held off on tapering, these stocks generally rallied. Reflecting this environment, the Russell Fundamental Emerging Markets Large Company Index returned 8.4%.**

For more information about the Schwab Fundamental Index Funds, please continue reading this report. In addition, you can find further details about the Schwab Fundamental Index Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

For full definitions of the referenced indices, please see the Glossary.

* The total return cited is for the Russell Fundamental Developed ex-U.S. Large Company Index (Net), which is calculated net of foreign withholding taxes.

** The total return cited is for the Russell Fundamental Emerging Markets Large Company Index (Net), which is calculated net of foreign withholding taxes.

4 Schwab Fundamental Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Ron Toll, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Toll has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1998. His previous roles include serving as a manager in Portfolio Operations, and as a manager in Portfolio Operations and Analytics.

Schwab Fundamental Index Funds 5

Schwab Fundamental US Large Company Index Fund

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 29.67% for the 12-month period that ended October 31, 2013, compared with the index, which returned 30.27%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, the fund received strong cash inflows during the period. On some occasions, this cash was briefly invested in S&P 500 Index futures, and these futures generally lagged the return of the index for the 12 months, slightly detracting from the fund’s relative performance.

Market Highlights. Large-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 15% of the fund. Financials stocks also performed well, returning approximately 35%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Bank of America, a diversified financial services company. The fund’s Bank of America holdings returned approximately 50%.

The Consumer Discretionary sector, which represented an average weight of roughly 12% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 40%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Time Warner Inc., a media and entertainment company. The fund’s Time Warner Inc. holdings returned approximately 61%.

The Utilities sector generated positive returns for the fund, but was the weakest total return contributor. The Utilities sector represented an average weight of approximately 4% of the fund, and returned approximately 11%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

The Telecommunication Services sector, which represented an average weight of approximately 4% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Telecommunication Services stocks returned approximately 14%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was NII Holdings Inc., a mobile communications provider. The fund’s NII Holdings Inc. shares returned roughly -57%.

As of 10/31/13:

 Statistics

Number of Holdings	610
Weighted Average Market Cap ($ x 1,000,000)	$99,445
Price/Earnings Ratio (P/E)	19.4
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	10%

 Sector Weightings % of Investments

Energy	15.1%
Financials	13.7%
Consumer Discretionary	12.4%
Information Technology	12.4%
Consumer Staples	11.6%
Health Care	11.4%
Industrials	10.7%
Utilities	4.1%
Telecommunication Services	3.8%
Materials	3.7%
Other	1.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	4.5%
Chevron Corp.	2.3%
AT&T, Inc.	2.0%
ConocoPhillips	2.0%
Microsoft Corp.	1.9%
General Electric Co.	1.5%
The Procter & Gamble Co.	1.5%
Bank of America Corp.	1.5%
Wal-Mart Stores, Inc.	1.4%
Johnson & Johnson	1.3%
Total	19.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index Funds

 Schwab Fundamental US Large Company Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	29.67%	18.50%	6.63%
Russell Fundamental U.S. Large Company Index	30.27%	n/a	n/a
Fundamental US Large Company Spliced Index[5]	30.27%	18.76%	6.81%
Fund Category: Morningstar Large Value	26.84%	13.73%	4.00%

Fund Expense Ratios6: Net 0.35%; Gross 0.44%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership— “Russell Fundamental U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. FTSE is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental U.S. Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	The Fundamental U.S. Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Large Company Index from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 7

Schwab Fundamental US Small Company Index Fund

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 37.55% for the 12-month period that ended October 31, 2013, compared with the index, which returned 38.01%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Small-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Industrials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Industrials stocks comprising approximately 20% of the fund. Industrials stocks also performed well, returning approximately 46%, and reflecting the performance of companies involved in capital goods, commercial and professional services, and transportation. One significant contributor in this sector was Delta Air Lines, Inc., an air transportation company. The fund’s Delta Air Lines, Inc. holdings returned approximately 37%.

The Consumer Discretionary sector, which represented an average weight of approximately 19% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 41%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Netflix Inc., an online subscription service for watching television shows and movies. The fund’s Netflix Inc. holdings returned approximately 308%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. The Telecommunication Services sector represented an average weight of approximately 1% of the fund. Stocks in this sector generated a solid return of approximately 59%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector, however, was Cincinnati Bell Inc., a local exchange and wireless provider. The fund’s Cincinnati Bell Inc. shares returned approximately -45%.

The Utilities sector, which represented an average weight of approximately 4% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned approximately 16%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Atlantic Power Corporation, which holds indirect interests in non-utility electric generating facilities. The fund’s Atlantic Power Corporation holdings returned approximately -67%.

As of 10/31/13:

 Statistics

Number of Holdings	863
Weighted Average Market Cap ($ x 1,000,000)	$3,933
Price/Earnings Ratio (P/E)	59.4
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	27%

 Sector Weightings % of Investments

Industrials	19.9%
Financials	19.7%
Consumer Discretionary	18.4%
Information Technology	14.6%
Energy	6.5%
Health Care	6.3%
Materials	5.9%
Consumer Staples	3.5%
Utilities	3.2%
Telecommunication Services	1.0%
Other	1.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Southwest Airlines Co.	0.6%
Delta Air Lines, Inc.	0.6%
SunEdison, Inc.	0.4%
United Continental Holdings, Inc.	0.3%
ITT Educational Services, Inc.	0.3%
Office Depot, Inc.	0.3%
SYNNEX Corp.	0.3%
Huntington Ingalls Industries, Inc.	0.3%
TD Ameritrade Holding Corp.	0.3%
Old Republic International Corp.	0.3%
Total	3.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index Funds

 Schwab Fundamental US Small Company Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	37.55%	21.46%	8.17%
Russell Fundamental U.S. Small Company Index	38.01%	n/a	n/a
Fundamental US Small Company Spliced Index[5]	38.01%	21.86%	8.76%
Fund Category: Morningstar Small Blend	35.17%	17.34%	6.01%

Fund Expense Ratios6: Net 0.35%; Gross 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership— “Russell Fundamental U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. FTSE is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental U.S. Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	The Fundamental U.S. Small Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Small Company Index from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 9

Schwab Fundamental International Large Company Index Fund

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex US Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores that is created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 30.12% in for the 12-month period that ended October 31, 2013, compared with the index, which returned 30.79%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, timing differences in foreign exchange calculations detracted from the fund’s relative performance.*

Market Highlights. Stocks in developed international markets performed well, generating double-digit overall returns for the 12-month report period. Relative stability in the euro zone, some pockets of improvement in a few developed international economies, and central bank policies aimed at keeping interest rates low were some of the factors supporting stocks.

Contributors and Detractors. Japanese stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 20% of the fund. In U.S. dollar terms, the fund’s Japanese stocks returned approximately 39%. One significant contributor in this market was Toyota Motor Corporation, a passenger vehicle company. The fund’s Toyota Motor Corporation holdings returned approximately 71% in U.S. dollar terms.

U.K. stocks also provided a meaningful contribution to the fund’s total return, and represented an average weight of approximately 20% of the fund. In U.S. dollar terms, the fund’s U.K. stocks returned approximately 25%. One significant contributor in this market was Vodafone Group PLC, a mobile telecommunications company. The fund’s Vodafone Group PLC holdings returned approximately 41% in U.S. dollar terms.

Stocks from Greece detracted the most from the fund’s total return from a country perspective. These stocks represented an average weight of less than 1% of the fund, and in U.S. dollar terms, generated a very narrowly negative return. One significant detractor in this market was National Bank of Greece S.A., which offers retail and corporate banking services. The fund’s National Bank of Greece S.A. holdings returned approximately -72% in U.S. dollar terms.

Israeli stocks generated positive overall returns for the fund, but were some of the weakest contributors from a country perspective. These stocks represented an average weight of less than 1% of the fund, and in U.S. dollar terms, returned approximately 9%. One significant detractor in this market was Israel Chemicals Limited, a chemical and fertilizer products company. The fund’s Israel Chemicals Limited holdings returned approximately -29% in U.S. dollar terms.

As of 10/31/13:

 Statistics

Number of Holdings	790
Weighted Average Market Cap ($ x 1,000,000)	$56,999
Price/Earnings Ratio (P/E)	27.5
Price/Book Ratio (P/B)	0.6
Portfolio Turnover Rate	22%

 Sector Weightings % of Investments

Financials	18.9%
Energy	12.8%
Industrials	12.7%
Consumer Discretionary	10.3%
Telecommunication Services	8.9%
Materials	8.9%
Consumer Staples	8.5%
Utilities	6.2%
Health Care	6.1%
Information Technology	4.6%
Other	2.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

BP plc	2.4%
Total S.A.	2.0%
Royal Dutch Shell plc, A Shares	1.7%
Vodafone Group plc	1.6%
HSBC Holdings plc	1.3%
Royal Dutch Shell plc, B Shares	1.2%
Telefonica S.A.	1.2%
Banco Santander S.A.	1.2%
Nestle S.A. – Reg’d	1.0%
Toyota Motor Corp.	1.0%
Total	14.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index Funds

 Schwab Fundamental International Large Company Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.
April 2, 2007 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	30.12%	12.35%	1.28%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)	30.79%	n/a	n/a
Fundamental Developed ex-US Large Company Spliced Index[5]	30.79%	13.44%	2.21%
Fund Category: Morningstar Foreign Large Value	24.94%	11.32%	0.38%

Fund Expense Ratios6: Net 0.36%; Gross 0.57%

 Country Weightings % of Investments

Japan	19.2%
United Kingdom	17.3%
France	11.5%
Germany	9.3%
Canada	5.8%
Switzerland	5.6%
Netherlands	5.5%
Australia	4.6%
Italy	4.5%
Spain	4.5%
Other Countries	12.2%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership— “Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. FTSE is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental Developed ex-U.S. Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	The Fundamental Developed ex-U.S. Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Large Company Index (Net) from October 19, 2012 forward.
[6]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 11

Schwab Fundamental International Small Company Index Fund

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores that is created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 29.75% for the 12-month period that ended October 31, 2013, compared with the index, which returned 30.78%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, timing differences in foreign exchange calculations detracted from the fund’s relative performance.*

Market Highlights. Stocks in developed international markets performed well, generating double-digit overall returns for the 12-month report period. Relative stability in the euro zone, some pockets of improvement in a few developed international economies, and central bank policies aimed at keeping interest rates low were some of the factors supporting stocks.

Contributors and Detractors. Japanese stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 37% of the fund. In U.S. dollar terms, the fund’s Japanese stocks returned approximately 31%. One significant contributor in this market was Aiful Corporation, a consumer financing firm. The fund’s Aiful Corporation holdings returned approximately 250% in U.S. dollar terms.

U.K. stocks also provided a meaningful contribution to the fund’s total return, and represented an average weight of approximately 13% of the fund. In U.S. dollar terms, the fund’s U.K. stocks returned approximately 38%. One significant contributor in this market was Invensys plc, a production assets and energy resources management company. The fund’s Invensys plc holdings returned approximately 122% in U.S. dollar terms.

Stocks from Greece detracted the most from the fund’s total return. These stocks represented an average weight of less than 1% of the fund, and in U.S. dollar terms, returned approximately -21%. One significant detractor in this market was Eurobank Ergasias SA, which offers commercial and retail banking services. The fund’s Eurobank Ergasias SA holdings returned approximately -78% in U.S. dollar terms.

Stocks from Singapore contributed to the fund’s total return, but represented relatively weak performers for the fund. Stocks from Singapore represented approximately 2% of the fund, while returning roughly 1% in U.S. dollar terms. One significant detractor in this market was Jardine Cycle & Carriage Limited, a motor vehicle company. The fund’s Jardine Cycle & Carriage Limited holdings returned approximately -13% in U.S. dollar terms.

As of 10/31/13:

 Statistics

Number of Holdings	1,263
Weighted Average Market Cap ($ x 1,000,000)	$3,483
Price/Earnings Ratio (P/E)	36.3
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	29%

 Sector Weightings % of Investments

Industrials	24.5%
Consumer Discretionary	18.7%
Financials	16.9%
Materials	10.1%
Information Technology	8.8%
Consumer Staples	7.0%
Health Care	4.3%
Energy	4.0%
Utilities	1.7%
Telecommunication Services	1.0%
Other	3.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

iShares MSCI EAFE Small Cap ETF	2.8%
Gamesa Corp. Tecnologica S.A.	0.4%
Enterprise Inns plc	0.3%
Methanex Corp.	0.2%
NGK Insulators Ltd.	0.2%
NTN Corp.	0.2%
USG People N.V.	0.2%
TOTO Ltd.	0.2%
SBM Offshore N.V.	0.2%
Daiwa Securities Group, Inc.	0.2%
Total	4.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index Funds

 Schwab Fundamental International Small Company Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	29.75%	17.84%	6.19%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)	30.78%	n/a	n/a
Fundamental Developed ex-US Small Company Spliced Index[5]	30.78%	19.77%	7.87%
Fund Category: Morningstar Foreign Small/Mid Blend	26.78%	17.96%	5.00%

Fund Expense Ratios6: Net 0.49%; Gross 0.92%

 Country Weightings % of Investments

Japan	37.0%
United Kingdom	12.9%
Canada	8.0%
France	4.7%
Australia	4.6%
Germany	3.7%
Italy	2.9%
Switzerland	2.9%
United States	2.8%
Hong Kong	2.6%
Other Countries	17.9%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership— “Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. FTSE is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental Developed ex-US Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	The Fundamental Developed ex-US Small Co. Spliced Index is an internally calculated index, comprised of the FTSE RAFI Developed ex-US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-US Small Company Index (Net) from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 13

Schwab Fundamental Emerging Markets Large Company Index Fund

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores that is created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund uses a replication investment approach where possible, and maintains a tight allocation across all countries, regions, sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 7.11% for the 12-month period that ended October 31, 2013, compared with the index, which returned 8.42%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings detracted from the fund’s relative performance,* as did investments in Russian stocks through the use of depositary receipts,** which generally underperformed the underlying stocks during the report period.

Market Highlights. Emerging market stocks generated positive overall returns in U.S. dollar terms, while facing financial headwinds compared with many developed international markets. Some signs of slowing economic growth in major emerging markets early in 2013, and relatively high inflation, reduced the performance of these stocks, as did the depreciation of currencies from countries such as India, Russia, and Brazil versus the U.S. dollar. However, as the anticipated “tapering” by the U.S. Federal Reserve failed to materialize, the performance of emerging market stocks began to improve.

Contributors and Detractors. South Korean stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 22% of the fund. In U.S. dollar terms, the fund’s South Korean stocks returned approximately 13%. One significant contributor in this market was Samsung Electronics, a communications equipment manufacturer. The fund’s Samsung Electronics holdings returned approximately 16% in U.S. dollar terms. Another contributor in this market was SK Telecom Co., Ltd., a telecommunications carrier. The fund’s SK Telecom Co., Ltd., holdings returned approximately 60%.

Stocks from Brazil detracted the most from the fund’s total return. These stocks represented an average weight of approximately 13% of the fund, and in U.S. dollar terms, returned approximately -1%. One significant detractor in this market was Petroleo Brasileiro S.A., an integrated oil company. The fund’s Petroleo Brasileiro S.A. common stock holdings returned approximately -16% in U.S. dollar terms. The fund also owned preferred stock of Petroleo Brasileiro S.A. that returned approximately -7% and also detracted from performance.

As of 10/31/13:

 Statistics

Number of Holdings	281
Weighted Average Market Cap ($ x 1,000,000)	$42,072
Price/Earnings Ratio (P/E)	9.6
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	22%

 Sector Weightings % of Investments

Energy	25.1%
Financials	16.4%
Information Technology	14.3%
Materials	12.6%
Telecommunication Services	10.5%
Consumer Discretionary	6.1%
Industrials	5.5%
Utilities	3.7%
Consumer Staples	2.6%
Other	3.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Gazprom ADR	4.2%
LUKOIL ADR	4.2%
Samsung Electronics Co., Ltd.	3.8%
Petroleo Brasileiro S.A.	2.1%
Surgutneftegas ADR	1.7%
China Mobile Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.6%
China Construction Bank Corp., Class H	1.6%
Petroleo Brasileiro S.A. – Petrobras	1.6%
POSCO	1.4%
Total	23.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
**	As of September 23, 2013, the fund was able to invest directly in equities from Russia.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index Funds

 Schwab Fundamental Emerging Markets Large Company Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	7.11%	13.50%	1.36%
Russell Fundamental Emerging Markets Large Company Index (Net)	8.42%	n/a	n/a
Fundamental Emerging Markets Large Company Spliced Index[5]	8.42%	16.00%	3.36%
Fund Category: Morningstar Diversified Emerging Markets	7.59%	14.43%	0.61%

Fund Expense Ratios6: Net 0.50%; Gross 0.92%

 Country Weightings % of Investments

Republic of Korea	20.1%
Russia	15.3%
Brazil	13.4%
Taiwan	12.2%
China	11.4%
South Africa	7.0%
Mexico	3.4%
India	3.2%
Other Countries	14.0%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership— “Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. FTSE is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	The Fundamental Emerging Markets Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Emerging Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Emerging Markets Large Company Index (Net) from October 19, 2012 forward.
[6]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab Fundamental US Large Company Index Fund
Actual Return	0.35%	$1,000.00	$1,109.80	$1.86
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

Schwab Fundamental US Small Company Index Fund
Actual Return	0.35%	$1,000.00	$1,159.70	$1.91
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

Schwab Fundamental International Large Company Index Fund
Actual Return	0.35%	$1,000.00	$1,128.40	$1.88
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

Schwab Fundamental International Small Company Index Fund
Actual Return	0.50%	$1,000.00	$1,094.50	$2.64
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.52%	$1,000.00	$1,039.40	$2.67
Hypothetical 5% Return	0.52%	$1,000.00	$1,022.58	$2.65

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Fundamental Index Funds

Schwab Fundamental US Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–		11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12		10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	10.76	9.51		9.05	7.63	6.47

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.21		0.18	0.14	0.10
Net realized and unrealized gains (losses)	2.89	1.22		0.43	1.37	1.26

Total from investment operations	3.13	1.43		0.61	1.51	1.36
Less distributions:
Distributions from net investment income	(0.24)	(0.18)		(0.15)	(0.09)	(0.20)

Net asset value at end of period	13.65	10.76		9.51	9.05	7.63

Total return (%)	29.67	15.29		6.74	19.95	22.04

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.32	[2]	0.35	0.35	0.35
Gross operating expenses	0.41	0.44		0.44	0.45	0.53
Net investment income (loss)	2.03	2.13		2.06	1.77	1.88
Portfolio turnover rate	10	32	[3]	11	27	28
Net assets, end of period ($ x 1,000,000)	3,020	1,960		1,490	1,019	663

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
3 Portfolio turnover would have been 12%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 17

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	2,186,526,479	2,982,439,540
1.0%	Other Investment Company	29,664,810	29,664,810
0.1%	Short-Term Investment	2,099,986	2,099,986

99.8%	Total Investments	2,218,291,275	3,014,204,336
0.6%	Collateral Invested for Securities on Loan	19,475,816	19,475,816
(0.4%)	Other Assets and Liabilities, Net		(13,248,634)

100.0%	Net Assets		3,020,431,518

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.1%
Other Securities		1.1	32,498,866

Banks 2.3%
Wells Fargo & Co.	652,425	0.9	27,852,023
Other Securities		1.4	42,466,368

		2.3	70,318,391

Capital Goods 8.2%
3M Co.	105,075	0.4	13,223,689
General Electric Co.	1,779,325	1.5	46,511,555
United Technologies Corp.	172,815	0.6	18,361,594
Other Securities		5.7	169,210,381

		8.2	247,307,219

Commercial & Professional Supplies 0.8%
Other Securities		0.8	24,163,206

Consumer Durables & Apparel 1.0%
Other Securities		1.0	31,037,390

Consumer Services 1.5%
McDonald’s Corp.	168,580	0.5	16,271,342
Other Securities		1.0	28,129,763

		1.5	44,401,105

Diversified Financials 6.8%
Bank of America Corp.	3,172,660	1.5	44,290,334
Berkshire Hathaway, Inc., Class B *	179,011	0.7	20,600,586
Citigroup, Inc.	563,033	0.9	27,464,750
JPMorgan Chase & Co.	704,442	1.2	36,306,941
The Charles Schwab Corp. (a)	138,015	0.1	3,126,040
Other Securities		2.4	74,756,884

		6.8	206,545,535

Energy 15.1%
Chevron Corp.	589,905	2.3	70,765,004
ConocoPhillips	828,510	2.0	60,729,783
Exxon Mobil Corp.	1,516,084	4.5	135,871,448
Occidental Petroleum Corp.	148,570	0.5	14,274,606
Phillips 66	348,355	0.7	22,444,513
Schlumberger Ltd.	150,700	0.5	14,123,604
Valero Energy Corp.	401,725	0.5	16,539,018
Other Securities		4.1	120,994,392

		15.1	455,742,368

Food & Staples Retailing 4.3%
Costco Wholesale Corp.	110,415	0.4	13,028,970
CVS Caremark Corp.	388,435	0.8	24,183,963
Wal-Mart Stores, Inc.	544,625	1.4	41,799,969
Walgreen Co.	291,070	0.6	17,242,987
Other Securities		1.1	34,540,904

		4.3	130,796,793

Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	403,680	0.5	15,029,006
Mondelez International, Inc., Class A	439,592	0.5	14,787,875
PepsiCo, Inc.	240,508	0.7	20,224,318
Philip Morris International, Inc.	216,020	0.6	19,251,702
The Coca-Cola Co.	401,330	0.5	15,880,628
Other Securities		2.3	67,152,882

		5.1	152,326,411

Health Care Equipment & Services 5.8%
McKesson Corp.	88,500	0.5	13,836,090
UnitedHealth Group, Inc.	321,775	0.7	21,964,361
WellPoint, Inc.	259,170	0.7	21,977,616
Other Securities		3.9	117,275,515

		5.8	175,053,582

Household & Personal Products 2.2%
The Procter & Gamble Co.	556,495	1.5	44,936,971
Other Securities		0.7	21,039,301

		2.2	65,976,272

18 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Insurance 3.6%
The Travelers Cos., Inc.	173,595	0.5	14,981,248
Other Securities		3.1	93,686,915

		3.6	108,668,163

Materials 3.7%
Other Securities		3.7	112,283,005

Media 4.1%
Comcast Corp., Class A	325,640	0.5	15,493,951
The Walt Disney Co.	296,150	0.7	20,312,928
Time Warner, Inc.	334,588	0.8	22,999,579
Other Securities		2.1	63,635,808

		4.1	122,442,266

Pharmaceuticals, Biotechnology & Life Sciences 5.5%
Amgen, Inc.	127,755	0.5	14,819,580
Bristol-Myers Squibb Co.	244,850	0.4	12,859,522
Johnson & Johnson	432,095	1.3	40,016,318
Merck & Co., Inc.	387,857	0.6	17,488,472
Pfizer, Inc.	1,253,499	1.3	38,457,349
Other Securities		1.4	43,458,433

		5.5	167,099,674

Real Estate 0.9%
Other Securities		0.9	27,749,418

Retailing 4.8%
Lowe’s Cos., Inc.	340,555	0.6	16,952,828
Target Corp.	219,495	0.5	14,221,081
The Home Depot, Inc.	232,296	0.6	18,093,535
Other Securities		3.1	95,354,659

		4.8	144,622,103

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	1,295,910	1.0	31,659,081
Other Securities		1.3	38,914,912

		2.3	70,573,993

Software & Services 5.8%
International Business Machines Corp.	190,495	1.1	34,138,609
Microsoft Corp.	1,635,015	1.9	57,797,780
Other Securities		2.8	82,535,353

		5.8	174,471,742

Technology Hardware & Equipment 4.3%
Apple, Inc.	35,047	0.6	18,306,800
Cisco Systems, Inc.	879,565	0.7	19,790,213
Hewlett-Packard Co.	1,600,175	1.3	38,996,265
Other Securities		1.7	52,671,111

		4.3	129,764,389

Telecommunication Services 3.8%
AT&T, Inc.	1,685,685	2.0	61,021,797
Verizon Communications, Inc.	790,530	1.3	39,929,670
Other Securities		0.5	14,258,955

		3.8	115,210,422

Transportation 1.6%
Other Securities		1.6	49,361,989

Utilities 4.1%
Other Securities		4.1	124,025,238

Total Common Stock
(Cost $2,186,526,479)			2,982,439,540

Other Investment Company 1.0% of net assets

Money Market Fund 1.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	29,664,810	1.0	29,664,810

Total Other Investment Company
(Cost $29,664,810)			29,664,810

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	2,099,986

Total Short-Term Investment
(Cost $2,099,986)			2,099,986

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.6% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	19,475,816	0.6	19,475,816

Total Collateral Invested for Securities on Loan
(Cost $19,475,816)			19,475,816

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $2,234,297,819 and the unrealized appreciation and depreciation were $793,590,567 and ($13,684,050), respectively, with a net unrealized appreciation of $779,906,517.

See financial notes 19

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $20,152,619.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	390	34,144,500	476,776

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,982,439,540	$—	$—	$2,982,439,540
Other Investment Company[1]	29,664,810	—	—	29,664,810
Short-Term Investment[1]	—	2,099,986	—	2,099,986

Total	$3,012,104,350	$2,099,986	$—	$3,014,204,336

Other Financial Instruments
Collateral Invested for Securities on Loan	$19,475,816	$—	$—	$19,475,816
Futures Contract[2]	476,776	—	—	476,776

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$170,860	$9,858	($10,637)	$—	($170,081)	$—	$—	$—

Total	$170,860	$9,858	($10,637)	$—	($170,081)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

20 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $2,206,014)		$3,126,040
Investments in unaffiliated issuers, at value (cost $2,216,085,261) including securities on loan of $20,152,619	+	3,011,078,296

Total investments, at value (cost $2,218,291,275)		3,014,204,336
Collateral invested for securities on loan		19,475,816
Receivables:
Fund shares sold		6,731,013
Dividends		3,644,711
Income from securities on loan		49,572
Foreign tax reclaims		727
Interest		1
Prepaid expenses	+	39,575

Total assets		3,044,145,751

Liabilities

Collateral held for securities on loan		19,475,816
Payables:
Investment adviser and administrator fees		44,612
Shareholder service fees		76,901
Fund shares redeemed		3,078,327
Variation margin on futures contracts		187,200
Accrued expenses	+	851,377

Total liabilities		23,714,233

Net Assets

Total assets		3,044,145,751
Total liabilities	−	23,714,233

Net assets		$3,020,431,518

Net Assets by Source
Capital received from investors		2,216,667,533
Net investment income not yet distributed		36,913,755
Net realized capital losses		(29,539,607)
Net unrealized capital appreciation		796,389,837

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$3,020,431,518		221,246,140		$13.65

See financial notes 21

 Schwab Fundamental US Large Company Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$34,594
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $18,880)		58,847,143
Interest		5,168
Securities on loan	+	560,098

Total investment income		59,447,003

Expenses

Investment adviser and administrator fees		5,884,151
Shareholder service fees		2,040,919
Index fee		1,420,972
Transfer agent fees		247,135
Registration fees		170,924
Shareholder reports		162,349
Portfolio accounting fees		92,096
Professional fees		86,921
Custodian fees		66,990
Independent trustees’ fees		23,321
Interest expense		81
Other expenses	+	47,745

Total expenses		10,243,604
Expense reduction by CSIM and its affiliates	−	1,518,737
Custody credits	−	21

Net expenses	−	8,724,846

Net investment income		50,722,157

Realized and Unrealized Gains (Losses)

Net realized losses on affiliated issuer		(4,883)
Net realized gains on unaffiliated investments		48,900,523
Net realized gains on futures contracts	+	8,840,644

Net realized gains		57,736,284
Net change in unrealized appreciation on affiliated issuer		1,297,224
Net change in unrealized appreciation on unaffiliated investments		521,076,437
Net change in unrealized appreciation on futures contracts	+	858,451

Net change in unrealized appreciation	+	523,232,112

Net realized and unrealized gains		580,968,396

Increase in net assets resulting from operations		$631,690,553

22 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$50,722,157	$37,721,180
Net realized gains		57,736,284	38,504,726
Net change in unrealized appreciation	+	523,232,112	170,685,750

Increase in net assets from operations		631,690,553	246,911,656

Distributions to Shareholders

Distributions from net investment income		($42,909,493)	($28,518,465)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		84,032,984	$1,024,135,625	67,538,254	$676,863,199
Shares reinvested		2,230,842	23,803,086	1,765,688	16,261,985
Shares redeemed	+	(47,078,841)	(576,085,377)	(43,856,574)	(441,499,603)

Net transactions in fund shares		39,184,985	$471,853,334	25,447,368	$251,625,581

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		182,061,155	$1,959,797,124	156,613,787	$1,489,778,352
Total increase	+	39,184,985	1,060,634,394	25,447,368	470,018,772

End of period		221,246,140	$3,020,431,518	182,061,155	$1,959,797,124

Net investment income not yet distributed			$36,913,755		$29,130,846

See financial notes 23

Schwab Fundamental US Small Company Index Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	10.31	10.11	10.10	7.88	6.30

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.15	0.11	0.09	0.06
Net realized and unrealized gains (losses)	3.35	0.88	0.47	2.19	1.59

Total from investment operations	3.51	1.03	0.58	2.28	1.65
Less distributions:
Distributions from net investment income	(0.20)	(0.12)	(0.10)	(0.06)	(0.07)
Distributions from net realized gains	(0.84)	(0.71)	(0.47)	—	—

Total distributions	(1.04)	(0.83)	(0.57)	(0.06)	(0.07)

Net asset value at end of period	12.78	10.31	10.11	10.10	7.88

Total return (%)	37.55	11.37	5.55	29.07	26.68

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.32 [2]	0.35	0.35	0.35
Gross operating expenses	0.48	0.50	0.50	0.53	0.60
Net investment income (loss)	1.41	1.46	1.18	1.03	1.00
Portfolio turnover rate	27	92 [3]	35	41	29
Net assets, end of period ($ x 1,000,000)	849	619	563	412	298

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
3 Portfolio turnover would have been 29%, if rebalancing trades had not been included due to a change in the fund’s index.

24 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.8%		Common Stock	612,399,768	839,594,596
0.0%		Rights	—	—
0.9%		Other Investment Company	7,423,228	7,423,228
0.1%		Short-Term Investment	714,995	714,995

99.8%		Total Investments	620,537,991	847,732,819
2.3%		Collateral Invested for Securities on Loan	19,735,329	19,735,329
(2	.1)%	Other Assets and Liabilities, Net		(18,055,727)

100.0%		Net Assets		849,412,421

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.8% of net assets

Automobiles & Components 1.0%
Thor Industries, Inc.	37,600	0.3	2,181,176
Other Securities		0.7	6,187,516

		1.0	8,368,692

Banks 4.7%
CapitalSource, Inc.	161,700	0.2	2,115,036
Synovus Financial Corp.	594,900	0.2	1,933,425
Other Securities		4.3	35,695,390

		4.7	39,743,851

Capital Goods 10.7%
Carlisle Cos., Inc.	27,200	0.2	1,976,896
Chicago Bridge & Iron Co., N.V.	29,698	0.3	2,200,325
Huntington Ingalls Industries, Inc.	34,600	0.3	2,475,630
Lincoln Electric Holdings, Inc.	30,400	0.2	2,104,896
Spirit AeroSystems Holdings, Inc., Class A *	74,900	0.2	1,999,081
Trinity Industries, Inc.	44,100	0.3	2,232,783
Other Securities		9.2	78,240,367

		10.7	91,229,978

Commercial & Professional Supplies 4.3%
Other Securities		4.3	36,907,010

Consumer Durables & Apparel 3.9%
Hanesbrands, Inc.	30,100	0.2	2,050,412
Polaris Industries, Inc.	14,700	0.2	1,924,965
The Jones Group, Inc.	135,900	0.2	2,111,886
Other Securities		3.3	27,328,640

		3.9	33,415,903

Consumer Services 5.4%
Chipotle Mexican Grill, Inc. *	3,782	0.2	1,993,001
ITT Educational Services, Inc. (a)*	67,935	0.3	2,725,552
Other Securities		4.9	41,260,560

		5.4	45,979,113

Diversified Financials 3.3%
Federated Investors, Inc., Class B (a)	71,700	0.2	1,944,504
TD Ameritrade Holding Corp.	86,800	0.3	2,366,168
Other Securities		2.8	23,561,878

		3.3	27,872,550

Energy 6.5%
Oceaneering International, Inc.	24,900	0.3	2,138,412
Oil States International, Inc. *	20,400	0.3	2,216,052
Tidewater, Inc.	37,400	0.3	2,252,228
Whiting Petroleum Corp. *	29,900	0.2	2,000,011
Other Securities		5.4	46,369,079

		6.5	54,975,782

Food & Staples Retailing 1.0%
Rite Aid Corp. *	373,200	0.2	1,989,156
United Natural Foods, Inc. *	26,900	0.2	1,922,005
Other Securities		0.6	4,473,111

		1.0	8,384,272

Food, Beverage & Tobacco 2.0%
Other Securities		2.0	16,572,100

Health Care Equipment & Services 4.2%
Kindred Healthcare, Inc.	140,100	0.2	1,944,588
Other Securities		4.0	34,151,237

		4.2	36,095,825

Household & Personal Products 0.5%
Nu Skin Enterprises, Inc., Class A	19,120	0.3	2,235,702
Other Securities		0.2	2,080,781

		0.5	4,316,483

Insurance 4.2%
Aspen Insurance Holdings Ltd.	55,800	0.3	2,176,758
CNO Financial Group, Inc.	137,800	0.3	2,146,924
Kemper Corp.	55,800	0.2	2,065,716
Old Republic International Corp.	137,300	0.3	2,305,267
Primerica, Inc.	46,000	0.2	1,975,700

See financial notes 25

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Protective Life Corp.	48,100	0.3	2,216,448
StanCorp Financial Group, Inc.	36,300	0.3	2,138,070
Other Securities		2.3	21,081,404

		4.2	36,106,287

Materials 5.9%
Cabot Corp.	42,000	0.2	1,957,620
Crown Holdings, Inc. *	44,400	0.2	1,935,840
Ferro Corp. *	160,230	0.2	2,055,751
Other Securities		5.3	43,992,394

		5.9	49,941,605

Media 2.4%
Other Securities		2.4	20,657,975

Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Covance, Inc. *	24,600	0.3	2,195,796
Endo Health Solutions, Inc. *	51,800	0.3	2,265,214
Other Securities		1.5	13,238,543

		2.1	17,699,553

Real Estate 7.5%
Other Securities		7.5	63,729,145

Retailing 5.6%
Office Depot, Inc. *	482,800	0.3	2,698,852
The Men’s Wearhouse, Inc.	50,000	0.2	2,115,000
Other Securities		5.1	42,620,858

		5.6	47,434,710

Semiconductors & Semiconductor Equipment 3.9%
Avago Technologies Ltd.	42,600	0.2	1,935,318
SunEdison, Inc. *	343,600	0.4	3,195,480
Other Securities		3.3	27,853,927

		3.9	32,984,725

Software & Services 6.0%
Convergys Corp.	106,500	0.2	2,102,310
Lender Processing Services, Inc.	62,200	0.3	2,147,144
Verisign, Inc. *	42,300	0.3	2,296,044
Other Securities		5.2	44,337,363

		6.0	50,882,861

Technology Hardware & Equipment 4.7%
NCR Corp. *	57,800	0.2	2,112,590
SYNNEX Corp. *	41,200	0.3	2,525,560
Other Securities		4.2	35,438,962

		4.7	40,077,112

Telecommunication Services 1.0%
Other Securities		1.0	8,166,992

Transportation 4.8%
Con-way, Inc.	46,900	0.2	1,932,280
Delta Air Lines, Inc.	187,500	0.6	4,946,250
Southwest Airlines Co.	310,800	0.6	5,351,976
United Continental Holdings, Inc. *	83,200	0.3	2,824,640
Other Securities		3.1	25,607,636

		4.8	40,662,782

Utilities 3.2%
Other Securities		3.2	27,389,290

Total Common Stock
(Cost $612,399,768)			839,594,596

Rights 0.0% of net assets

Consumer Services 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (f)	7,423,228	0.9	7,423,228

Total Other Investment Company
(Cost $7,423,228)			7,423,228

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	714,995

Total Short-Term Investment
(Cost $714,995)			714,995

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 2.3% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (f)	19,735,329	2.3	19,735,329

Total Collateral Invested for Securities on Loan
(Cost $19,735,329)			19,735,329

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $624,073,694 and the unrealized appreciation and depreciation

26 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

were $235,087,813 and ($11,428,688), respectively, with a net unrealized appreciation of $223,659,125.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $19,952,900.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	75	8,233,500	224,557

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$839,594,596	$—	$—	$839,594,596
Rights[1]	—	—	—	—
Other Investment Company[1]	7,423,228	—	—	7,423,228
Short-Term Investment[1]	—	714,995	—	714,995

Total	$847,017,824	$714,995	$—	$847,732,819

Other Financial Instruments
Collateral Invested for Securities on Loan	$19,735,329	$—	$—	$19,735,329
Futures Contract[2]	224,557	—	—	224,557

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$441,199	$—	($225,691)	$—	($215,508)	$—	$—	$—

Total	$441,199	$—	($225,691)	$—	($215,508)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 27

 Schwab Fundamental US Small Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $620,537,991) including securities on loan of $19,952,900		$847,732,819
Foreign currency, at value (cost $34)		31
Collateral invested for securities on loan		19,735,329
Receivables:
Investments sold		2,864,959
Fund shares sold		678,231
Dividends		283,368
Income from securities on loan		36,063
Interest		2
Prepaid expenses	+	13,129

Total assets		871,343,931

Liabilities

Collateral held for securities on loan		19,735,329
Payables:
Investment adviser and administrator fees		10,380
Shareholder service fees		12,795
Due to custodian		1,133,812
Fund shares redeemed		716,782
Variation margin on futures contracts		64,500
Accrued expenses	+	257,912

Total liabilities		21,931,510

Net Assets

Total assets		871,343,931
Total liabilities	−	21,931,510

Net assets		$849,412,421

Net Assets by Source
Capital received from investors		582,685,022
Net investment income not yet distributed		5,421,598
Net realized capital gains		33,886,414
Net unrealized capital appreciation		227,419,387

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$849,412,421		66,474,982		$12.78

28 See financial notes

 Schwab Fundamental US Small Company Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $30,640)		$12,275,456
Interest		2,400
Securities on loan	+	503,422

Total investment income		12,781,278

Expenses

Investment adviser and administrator fees		1,999,960
Shareholder service fees		643,451
Index fee		415,185
Shareholder reports		88,516
Transfer agent fees		83,115
Portfolio accounting fees		59,252
Professional fees		56,193
Registration fees		50,901
Custodian fees		43,174
Independent trustees’ fees		11,912
Interest expense		176
Other expenses	+	15,531

Total expenses		3,467,366
Expense reduction by CSIM and its affiliates	−	921,799
Custody credits	−	13

Net expenses	−	2,545,554

Net investment income		10,235,724

Realized and Unrealized Gains (Losses)

Net realized gains on investments		32,361,944
Net realized gains on futures contracts		3,302,445
Net realized losses on foreign currency transactions	+	(118)

Net realized gains		35,664,271
Net change in unrealized appreciation on investments		183,089,035
Net change in unrealized appreciation on futures contracts		299,143
Net change in unrealized appreciation on foreign currency translations	+	2

Net change in unrealized appreciation	+	183,388,180

Net realized and unrealized gains		219,052,451

Increase in net assets resulting from operations		$229,288,175

See financial notes 29

 Schwab Fundamental US Small Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$10,235,724	$8,822,319
Net realized gains		35,664,271	56,145,986
Net change in unrealized appreciation (depreciation)	+	183,388,180	(4,154,550)

Increase in net assets from operations		229,288,175	60,813,755

Distributions to Shareholders

Distributions from net investment income		(11,947,531)	(6,659,188)
Distributions from net realized gains	+	(50,580,881)	(39,248,349)

Total distributions		($62,528,412)	($45,907,537)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,241,608	$178,159,226	15,451,067	$154,128,648
Shares reinvested		2,784,659	26,509,953	1,892,528	17,089,526
Shares redeemed	+	(12,560,146)	(140,960,955)	(13,017,996)	(130,341,328)

Net transactions in fund shares		6,466,121	$63,708,224	4,325,599	$40,876,846

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,008,861	$618,944,434	55,683,262	$563,161,370
Total increase	+	6,466,121	230,467,987	4,325,599	55,783,064

End of period		66,474,982	$849,412,421	60,008,861	$618,944,434

Net investment income not yet distributed			$5,421,598		$7,645,395

30 See financial notes

Schwab Fundamental International Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–		11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12		10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	7.16	7.26		8.09	7.69	6.01

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.22		0.23	0.21	0.16
Net realized and unrealized gains (losses)	1.87	(0.08)[2]		(0.85)	0.41	1.81

Total from investment operations	2.10	0.14		(0.62)	0.62	1.97
Less distributions:
Distributions from net investment income	(0.21)	(0.24)		(0.21)	(0.22)	(0.29)

Net asset value at end of period	9.05	7.16		7.26	8.09	7.69

Total return (%)	30.12	2.24		(7.88)	8.27	34.89

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34 [3]	0.31	[4]	0.35	0.35	0.35
Gross operating expenses	0.52	0.56		0.57	0.61	0.76
Net investment income (loss)	2.95	3.58		3.24	2.70	2.80
Portfolio turnover rate	22	61	[5]	35	65	82
Net assets, end of period ($ x 1,000,000)	646	501		372	301	253

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included. See financial note 4.
4 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
5 Portfolio turnover would have been 37%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.2%	Common Stock	481,759,721	627,407,931
0.4%	Preferred Stock	1,388,645	2,631,669
0.0%	Rights	176,884	185,237
0.0%	Other Investment Company	4,656	6,588
2.1%	Short-Term Investments	13,393,244	13,393,244

99.7%	Total Investments	496,723,150	643,624,669
0.7%	Collateral Invested for Securities on Loan	4,663,448	4,663,448
(0.4%)	Other Assets and Liabilities, Net		(2,493,360)

100.0%	Net Assets		645,794,757

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.2% of net assets

Australia 4.6%
BHP Billiton Ltd.	111,359	0.6	3,936,917
Other Securities		4.0	25,527,923

		4.6	29,464,840

Austria 0.4%
Other Securities		0.4	2,608,320

Belgium 0.9%
Other Securities		0.9	5,581,476

Canada 5.8%
Other Securities		5.8	37,222,604

Denmark 0.8%
Other Securities		0.8	5,145,436

Finland 1.6%
Nokia Oyj *	770,458	0.9	5,856,080
Other Securities		0.7	4,541,804

		1.6	10,397,884

France 11.5%
AXA S.A.	114,536	0.4	2,853,714
BNP Paribas S.A.	54,942	0.6	4,053,244
Carrefour S.A.	73,991	0.4	2,700,860
Compagnie de Saint-Gobain	52,646	0.4	2,763,391
GDF Suez	141,737	0.5	3,512,776
Orange S.A.	447,538	1.0	6,151,892
Sanofi	43,153	0.7	4,601,108
Total S.A.	215,345	2.0	13,212,048
Vivendi S.A.	123,697	0.5	3,131,973
Other Securities		5.0	31,069,320

		11.5	74,050,326

Germany 8.9%
Allianz SE - Reg’d	23,357	0.6	3,921,694
BASF SE	48,696	0.8	5,055,351
Bayer AG - Reg’d	25,513	0.5	3,164,944
Daimler AG - Reg’d	67,695	0.9	5,542,513
Deutsche Telekom AG - Reg’d	346,875	0.8	5,451,039
E.ON SE AG	260,794	0.7	4,753,881
Siemens AG - Reg’d	35,626	0.7	4,552,723
Other Securities		3.9	25,010,687

		8.9	57,452,832

Hong Kong 0.8%
Other Securities		0.8	5,376,058

Ireland 0.7%
Other Securities		0.7	4,329,262

Israel 0.3%
Other Securities		0.3	1,752,654

Italy 4.5%
Enel S.p.A.	844,247	0.6	3,724,755
Eni S.p.A.	241,596	0.9	6,133,379
Intesa Sanpaolo S.p.A.	1,248,322	0.5	3,096,928
UniCredit S.p.A.	544,579	0.6	4,087,929
Other Securities		1.9	12,018,937

		4.5	29,061,928

Japan 19.2%
Honda Motor Co., Ltd.	79,600	0.5	3,178,657
Nippon Telegraph & Telephone Corp.	50,904	0.4	2,646,006
Panasonic Corp.	266,750	0.4	2,734,017
Tokyo Electric Power Co., Inc. *	561,800	0.5	2,998,269
Toyota Motor Corp.	96,600	1.0	6,263,367
Other Securities		16.4	105,969,220

		19.2	123,789,536

Luxembourg 0.6%
ArcelorMittal	171,227	0.4	2,696,932
Other Securities		0.2	1,102,263

		0.6	3,799,195

32 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Netherlands 5.5%
ING Groep N.V. CVA *	206,997	0.4	2,630,457
Royal Dutch Shell plc, A Shares	322,786	1.7	10,752,277
Royal Dutch Shell plc, B Shares	223,667	1.2	7,743,353
Other Securities		2.2	14,573,250

		5.5	35,699,337

New Zealand 0.1%
Other Securities		0.1	708,670

Norway 0.8%
Other Securities		0.8	5,203,009

Portugal 0.3%
Other Securities		0.3	1,780,006

Singapore 0.6%
Other Securities		0.6	4,154,046

Spain 4.4%
Banco Bilbao Vizcaya Argentaria S.A.	319,456	0.6	3,733,455
Banco Santander S.A.	855,426	1.2	7,583,576
Repsol S.A.	94,946	0.4	2,545,582
Telefonica S.A. *	439,625	1.2	7,737,096
Other Securities		1.0	6,973,380

		4.4	28,573,089

Sweden 2.2%
Other Securities		2.2	14,124,502

Switzerland 5.5%
Nestle S.A. - Reg’d	93,816	1.0	6,772,006
Novartis AG - Reg’d	60,403	0.7	4,688,636
Roche Holding AG	13,365	0.6	3,695,895
Other Securities		3.2	20,631,626

		5.5	35,788,163

United Kingdom 17.2%
Anglo American plc	119,821	0.4	2,848,933
AstraZeneca plc	84,067	0.7	4,450,518
Barclays plc	739,641	0.5	3,112,009
BP plc	2,001,747	2.4	15,538,766
British American Tobacco plc	51,503	0.4	2,841,536
BT Group plc	457,919	0.4	2,770,698
GlaxoSmithKline plc	228,301	0.9	6,018,552
HSBC Holdings plc	765,505	1.3	8,390,960
Rio Tinto plc	50,193	0.4	2,539,774
Tesco plc	571,583	0.5	3,334,122
Vodafone Group plc	2,741,790	1.6	10,042,511
Other Securities		7.7	49,456,379

		17.2	111,344,758

Total Common Stock
(Cost $481,759,721)			627,407,931

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	2,625,688

United Kingdom 0.0%
Other Securities		0.0	5,981

Total Preferred Stock
(Cost $1,388,645)			2,631,669

Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	185,237

Total Rights
(Cost $176,884)			185,237

Other Investment Company 0.0% of net assets

United States 0.0%
Other Securities		0.0	6,588

Total Other Investment Company
(Cost $4,656)			6,588

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.1% of net assets

Time Deposits 1.8%
Bank of America
0.03%, 11/01/13	10,341,009	1.6	10,341,009
Other Securities		0.2	1,442,245

		1.8	11,783,254

U.S. Treasury Obligation 0.3%
Other Securities		0.3	1,609,990

Total Short-Term Investments
(Cost $13,393,244)			13,393,244

End of Investments.

See financial notes 33

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.7% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	4,663,448	0.7	4,663,448

Total Collateral Invested for Securities on Loan
(Cost $4,663,448)			4,663,448

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $516,396,557 unrealized appreciation and depreciation were $136,191,155 and ($8,963,043), respectively, with a net unrealized appreciation of $127,228,112.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $583,511,965 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $4,160,161.
(d)	The rate shown is the purchase yield.
(e)	All or a portion of this security is held as collateral for futures contracts.
(f)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
ETF —	Exchange traded fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	135	12,658,275	279,349

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$185,085,590	$—	$185,085,590
Canada	37,222,604	—	—	37,222,604
Denmark	439,111	4,706,325	—	5,145,436
France	572,395	73,477,931	—	74,050,326
Germany	185,088	57,267,744	—	57,452,832
Hong Kong	135,431	5,240,627	—	5,376,058
Ireland	1,302,935	3,026,327	—	4,329,262
Italy	408,990	28,652,938	—	29,061,928
Netherlands	1,299,193	34,400,144	—	35,699,337
Singapore	491,050	3,662,996	—	4,154,046
Spain	157,623	28,415,466	—	28,573,089
Sweden	365,129	13,759,373	—	14,124,502
Switzerland	3,308,921	32,479,242	—	35,788,163
United Kingdom	633,184	110,711,574	—	111,344,758
Preferred Stock[1]	—	2,625,688	—	2,625,688
United Kingdom	—	—	5,981	5,981
Rights[1]	—	—	185,237	185,237
Other Investment Company[1]	6,588	—	—	6,588
Short-Term Investments[1]	—	13,393,244	—	13,393,244

Total	$46,528,242	$596,905,209	$191,218	$643,624,669

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,663,448	$—	$—	$4,663,448
Futures Contract[2]	279,349	—	—	279,349

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock
Canada	$—	($129,892)	$129,892	$—	$—	$—	$—	$—
China	6,079	(78,171)	74,274	—	(2,182)	—	—	—
Netherlands	—	—	(183,369)	29,368	—	154,001	—	—
United Kingdom	—	(375,623)	375,623	—	—	—	—	—
Preferred Stock								—
United Kingdom	5,378	50	(113)	6,031	(5,365)	—	—	5,981
Rights		—
Hong Kong	30,003	43,202	(30,003)	—	(43,202)	—	—	—
Spain	—	—	8,353	176,884	—	—	—	185,237

Total	$41,460	($540,434)	$374,657	$212,283	($50,749)	$154,001	$—	$191,218

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2013 was $8,304.

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013. The transfers in the amount of $827,623 and $1,801,647 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $496,723,150) including securities on loan of $4,160,161		$643,624,669
Foreign currency, at value (cost $49)		49
Collateral invested for securities on loan		4,663,448
Receivables:
Fund shares sold		1,222,127
Dividends		1,182,932
Foreign tax reclaims		407,478
Income from securities on loan		20,507
Interest		10
Prepaid expenses	+	10,148

Total assets		651,131,368

Liabilities

Collateral held for securities on loan		4,663,448
Payables:
Investments bought		5,981
Investment adviser and administrator fees		7,180
Shareholder service fees		8,260
Fund shares redeemed		394,871
Variation margin on futures contracts		53,339
Accrued expenses	+	203,532

Total liabilities		5,336,611

Net Assets

Total assets		651,131,368
Total liabilities	−	5,336,611

Net assets		$645,794,757

Net Assets by Source
Capital received from investors		620,980,457
Net investment income not yet distributed		14,415,187
Net realized capital losses		(136,797,722)
Net unrealized capital appreciation		147,196,835

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$645,794,757		71,372,072		$9.05

See financial notes 37

 Schwab Fundamental International Large Company Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $1,556,294)		$18,431,684
Interest		3,336
Securities on loan	+	555,482

Total investment income		18,990,502

Expenses

Investment adviser and administrator fees		1,669,236
Shareholder service fees		471,415
Index fee		321,092
Custodian fees		206,036
Portfolio accounting fees		84,584
Transfer agent fees		83,081
Professional fees		57,830
Shareholder reports		38,561
Registration fees		37,531
Independent trustees’ fees		10,862
Interest expense		3,413
Other expenses	+	26,750

Total expenses		3,010,391
Expense reduction by CSIM and its affiliates	−	1,059,530

Net expenses	−	1,950,861

Net investment income		17,039,641

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(10,831,405)
Net realized gains on futures contracts		1,139,879
Net realized losses on foreign currency transactions	+	(121,037)

Net realized losses		(9,812,563)
Net change in unrealized appreciation on investments		144,593,320
Net change in unrealized appreciation on futures contracts		279,349
Net change in unrealized appreciation on foreign currency translations	+	41,541

Net change in unrealized appreciation	+	144,914,210

Net realized and unrealized gains		135,101,647

Increase in net assets resulting from operations		$152,141,288

38 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$17,039,641	$14,440,391
Net realized losses		(9,812,563)	(12,889,488)
Net change in unrealized appreciation	+	144,914,210	16,027,825

Increase in net assets from operations		152,141,288	17,578,728

Distributions to Shareholders

Distributions from net investment income		($15,274,655)	($12,260,320)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,782,287	$195,910,846	35,480,423	$237,479,009
Shares reinvested		1,575,182	11,404,319	1,363,648	9,013,714
Shares redeemed	+	(24,923,187)	(198,967,968)	(18,197,244)	(123,492,196)

Net transactions in fund shares		1,434,282	$8,347,197	18,646,827	$123,000,527

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		69,937,790	$500,580,927	51,290,963	$372,261,992
Total increase	+	1,434,282	145,213,830	18,646,827	128,318,935

End of period		71,372,072	$645,794,757	69,937,790	$500,580,927

Net investment income not yet distributed			$14,415,187		$12,490,163

See financial notes 39

Schwab Fundamental International Small Company Index Fund

Financial Statements

Financial Highlights

	11/1/12–		11/1/11–		11/1/10–	11/1/09–	11/1/08–
	10/31/13		10/31/12		10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	9.13		9.53		9.96	9.00	6.22

Income (loss) from investment operations:
Net investment income (loss)	0.22	[2]	0.21	[2]	0.24 [2]	0.16 [2]	0.12 [2]
Net realized and unrealized gains (losses)	2.42		0.03		(0.40)	1.09	2.92

Total from investment operations	2.64		0.24		(0.16)	1.25	3.04
Less distributions:
Distributions from net investment income	(0.30)		(0.25)		(0.27)	(0.29)	(0.26)
Distributions from net realized gains	—		(0.39)		—	—	—

Total distributions	(0.30)		(0.64)		(0.27)	(0.29)	(0.26)

Net asset value at end of period	11.47		9.13		9.53	9.96	9.00

Total return (%)	29.75		3.13		(1.76)	14.32	51.19

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.47	[3,4]	0.46	[5,6]	0.54	0.55	0.55
Gross operating expenses	0.93		0.92	[6]	0.99	1.07	3.82
Net investment income (loss)	2.21		2.42		2.29	1.77	1.59
Portfolio turnover rate	29		89	[7]	63	63	81
Net assets, end of period ($ x 1,000,000)	150		90		93	74	47

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio. See financial note 4.
4 The ratio of net operating expenses would have been 0.52%, if voluntary waiver by CSIM had not been included. See financial note 4.
5 The ratio of net operating expenses would have been 0.51%, if voluntary waiver by CSIM had not been included.
6 The net operating and gross operating expense ratios would have been 0.50% and 0.97%, respectively, if vendor payments had not been included.
7 Portfolio turnover would have been 48%, if rebalancing trades had not been included due to a change in the fund’s index.

40 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.3%		Common Stock	116,055,264	144,078,170
0.4%		Preferred Stock	380,406	578,681
0.0%		Rights	—	1,638
2.8%		Other Investment Company	3,757,207	4,121,700
0.2%		Short-Term Investments	344,569	344,569

99.7%		Total Investments	120,537,446	149,124,758
1.5%		Collateral Invested for Securities on Loan	2,221,642	2,221,642
(1	.2)%	Other Assets and Liabilities, Net		(1,771,202)

100.0%		Net Assets		149,575,198

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.3% of net assets

Australia 4.6%
Other Securities		4.6	6,902,219

Austria 0.7%
Other Securities		0.7	1,037,564

Belgium 1.1%
Other Securities		1.1	1,634,220

Canada 7.9%
Atco Ltd., Class I	5,425	0.2	251,777
Methanex Corp.	6,172	0.2	357,954
Precision Drilling Corp.	27,408	0.2	289,944
Quebecor, Inc., Class B	10,870	0.2	268,766
Other Securities		7.1	10,708,310

		7.9	11,876,751

Denmark 1.5%
D/S Norden A/S	6,066	0.2	266,806
Other Securities		1.3	1,952,284

		1.5	2,219,090

Finland 2.0%
Nokian Renkaat Oyj	5,036	0.2	254,702
Rautaruukki Oyj	35,030	0.2	302,984
Other Securities		1.6	2,451,317

		2.0	3,009,003

France 4.7%
Eurazeo S.A.	3,335	0.2	251,802
Neopost S.A.	3,538	0.2	267,123
Societe Television Francaise 1	14,913	0.2	287,342
Teleperformance	5,313	0.2	281,243
Zodiac Aerospace	1,600	0.2	256,011
Other Securities		3.7	5,721,174

		4.7	7,064,695

Germany 3.4%
Rhoen-klinikum AG	9,247	0.2	258,196
Stada Arzneimittel AG	4,498	0.2	258,553
Other Securities		3.0	4,512,299

		3.4	5,029,048

Greece 0.0%
Other Securities		0.0	—

Hong Kong 2.6%
Other Securities		2.6	3,876,368

Ireland 0.7%
Grafton Group plc	30,638	0.2	291,000
Other Securities		0.5	792,796

		0.7	1,083,796

Israel 1.2%
Bank Hapoalim B.M.	48,457	0.2	259,413
Other Securities		1.0	1,605,278

		1.2	1,864,691

Italy 2.8%
Other Securities		2.8	4,232,730

Japan 36.9%
Alps Electric Co., Ltd. *	28,800	0.2	252,736
Chugai Pharmaceutical Co., Ltd.	10,900	0.2	256,110
Daiwa Securities Group, Inc.	34,000	0.2	310,548
Hirose Electric Co., Ltd.	1,700	0.2	259,371
Kikkoman Corp.	14,000	0.2	255,158
Kinden Corp.	26,000	0.2	285,552
Marui Group Co., Ltd.	26,500	0.2	253,676
Minebea Co., Ltd.	47,000	0.2	260,190
Mitsubishi Gas Chemical Co., Inc.	31,000	0.2	253,351
NGK Insulators Ltd.	21,000	0.2	353,220
NGK Spark Plug Co., Ltd.	13,000	0.2	296,895
Nissan Shatai Co., Ltd.	15,000	0.2	258,616
Nomura Research Institute Ltd.	8,100	0.2	271,854

See financial notes 41

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
NTN Corp. *	72,000	0.2	346,093
Tokuyama Corp.	77,000	0.2	297,837
TOTO Ltd.	23,000	0.2	325,272
Other Securities		33.7	50,647,516

		36.9	55,183,995

Luxembourg 0.5%
Other Securities		0.5	819,878

Netherlands 1.9%
Koninklijke Boskalis Westminster N.V.	5,299	0.2	254,683
SBM Offshore N.V. *	15,232	0.2	318,813
USG People N.V.	25,022	0.2	330,769
Other Securities		1.3	1,950,522

		1.9	2,854,787

New Zealand 0.4%
Other Securities		0.4	670,248

Norway 1.1%
Other Securities		1.1	1,684,088

Portugal 0.4%
Other Securities		0.4	551,814

Republic of Korea 0.0%
Other Securities		0.0	—

Singapore 1.6%
Other Securities		1.6	2,332,253

Spain 2.3%
Bankinter S.A.	41,819	0.2	254,975
Gamesa Corp. Tecnologica S.A. *	61,562	0.4	594,509
Mapfre S.A.	62,485	0.2	250,920
Other Securities		1.5	2,273,494

		2.3	3,373,898

Sweden 2.2%
Other Securities		2.2	3,263,379

Switzerland 2.9%
Georg Fischer AG - Reg’d *	436	0.2	300,338
Julius Baer Group Ltd. *	5,268	0.2	258,425
Other Securities		2.5	3,715,816

		2.9	4,274,579

United Kingdom 12.9%
Bellway plc	11,022	0.2	265,480
Berendsen plc	17,200	0.2	267,855
Booker Group plc	116,941	0.2	281,657
Darty plc	202,354	0.2	266,429
DS Smith plc	54,602	0.2	264,652
Enterprise Inns plc *	162,678	0.3	395,221
Hiscox Ltd.	23,710	0.2	251,714
London Stock Exchange Group plc	10,057	0.2	264,338
UBM plc	22,821	0.2	249,811
Other Securities		11.0	16,731,919

		12.9	19,239,076

Total Common Stock
(Cost $116,055,264)			144,078,170

Preferred Stock 0.4% of net assets

Germany 0.3%
Other Securities		0.3	473,708

Italy 0.1%
Other Securities		0.1	104,973

Total Preferred Stock
(Cost $380,406)			578,681

Rights 0.0% of net assets

Hong Kong 0.0%
Other Securities		0.0	—

Italy 0.0%
Other Securities		0.0	1,638

Total Rights
(Cost $—)			1,638

Other Investment Company 2.8% of net assets

United States 2.8%
iShares MSCI EAFE Small Cap ETF	82,500	2.8	4,121,700

Total Other Investment Company
(Cost $3,757,207)			4,121,700

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.2% of net assets

Time Deposit 0.1%
Other Securities		0.1	199,570

U.S. Treasury Obligation 0.1%
Other Securities		0.1	144,999

Total Short-Term Investments
(Cost $344,569)			344,569

End of Investments.

42 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 1.5% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	2,221,642	1.5	2,221,642

Total Collateral Invested for Securities on Loan
(Cost $2,221,642)			2,221,642

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $123,152,501 and the unrealized appreciation and depreciation were $29,925,605 and ($3,953,348), respectively, with a net unrealized appreciation of $25,972,257.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $123,594,538 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,897,364.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange traded fund
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	1	93,765	4,442

See financial notes 43

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$5,893,070	$—	$5,893,070
Australia	140,110	6,762,109	—	6,902,219
Austria	45,179	992,385	—	1,037,564
Belgium	706,382	927,838	—	1,634,220
Canada	11,876,751	—	—	11,876,751
Denmark	337,803	1,881,287	—	2,219,090
France	1,366,315	5,698,380	—	7,064,695
Germany	341,004	4,688,044	—	5,029,048
Greece	—	—	—	—
Hong Kong	112,897	3,763,471	—	3,876,368
Ireland	546,995	536,801	—	1,083,796
Israel	229,121	1,635,570	—	1,864,691
Italy	78,855	4,153,875	—	4,232,730
Japan	483,495	54,700,500	—	55,183,995
Luxembourg	274,208	545,670	—	819,878
Netherlands	507,900	2,346,887	—	2,854,787
New Zealand	106,765	563,483	—	670,248
Norway	320,677	1,363,411	—	1,684,088
Republic of Korea	—	—	—	—
Spain	137,079	3,236,819	—	3,373,898
Sweden	263,419	2,999,960	—	3,263,379
Switzerland	678,311	3,596,268	—	4,274,579
United Kingdom	2,509,047	16,730,029	—	19,239,076
Preferred Stock[1]	—	578,681	—	578,681
Rights[1]	1,638	—	—	1,638
Other Investment Company[1]	4,121,700	—	—	4,121,700
Short-Term Investments[1]	—	344,569	—	344,569

Total	$25,185,651	$123,939,107	$—	$149,124,758

Other Financial Instruments
Collateral Invested for Securities on Loan	$2,221,642	$—	$—	$2,221,642
Futures Contract[2]	4,442	—	—	4,442

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

44 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock
Netherlands	$4,930	($490)	$4,828	$—	($9,268)	$—	$—	$—
Singapore	27,299	—	(27,299)	—	—	—	—	—
Spain	—	—	(20,750)	9,148	—	11,602	—	—
Preferred Stock
United Kingdom	1,108	(9)	(7)	—	(1,092)	—	—	—

Total	$33,337	($499)	($43,228)	$9,148	($10,360)	$11,602	$—	$—

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2013 was ($48,183).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013. The transfers in the amount of $2,104,449 and $3,032,831 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.

See financial notes 45

 Schwab Fundamental International Small Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $120,537,446) including securities on loan of $1,897,364		$149,124,758
Collateral invested for securities on loan		2,221,642
Receivables:
Investments sold		2,404,998
Fund shares sold		784,761
Dividends		370,683
Foreign tax reclaims		47,744
Income from securities on loan		7,287
Due from investment adviser		1,515
Prepaid expenses	+	1,940

Total assets		154,965,328

Liabilities

Collateral held for securities on loan		2,221,642
Payables:
Investments bought		651,155
Shareholder service fees		909
Independent trustees’ fees		2
Due to custodian		2,305,157
Fund shares redeemed		83,849
Variation margin on futures contracts		410
Accrued expenses	+	127,006

Total liabilities		5,390,130

Net Assets

Total assets		154,965,328
Total liabilities	−	5,390,130

Net assets		$149,575,198

Net Assets by Source
Capital received from investors		123,491,439
Net investment income not yet distributed		1,971,951
Net realized capital losses		(4,482,674)
Net unrealized capital appreciation		28,594,482

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$149,575,198		13,038,461		$11.47

46 See financial notes

 Schwab Fundamental International Small Company Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $240,666)		$2,938,591
Interest		1,150
Securities on loan	+	118,939

Total investment income		3,058,680

Expenses

Investment adviser and administrator fees		456,134
Shareholder service fees		79,722
Custodian fees		171,144
Index fee		95,455
Portfolio accounting fees		80,012
Professional fees		48,985
Transfer agent fees		40,028
Shareholder reports		28,036
Registration fees		24,533
Independent trustees’ fees		7,732
Interest expense		621
Other expenses	+	28,879

Total expenses		1,061,281
Expense reduction by CSIM and its affiliates	−	527,192

Net expenses	−	534,089

Net investment income		2,524,591

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,254,347
Net realized gains on futures contracts		249,472
Net realized losses on foreign currency transactions	+	(23,396)

Net realized gains		1,480,423
Net change in unrealized appreciation on investments		25,921,422
Net change in unrealized appreciation on futures contracts		4,442
Net change in unrealized appreciation on foreign currency translations	+	7,774

Net change in unrealized appreciation	+	25,933,638

Net realized and unrealized gains		27,414,061

Increase in net assets resulting from operations		$29,938,652

See financial notes 47

 Schwab Fundamental International Small Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$2,524,591	$2,224,158
Net realized gains (losses)		1,480,423	(3,921,600)
Net change in unrealized appreciation	+	25,933,638	3,995,812

Increase in net assets from operations		29,938,652	2,298,370

Distributions to Shareholders

Distributions from net investment income		(3,109,770)	(2,493,429)
Distributions from net realized gains	+	—	(3,900,690)

Total distributions		($3,109,770)	($6,394,119)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,053,700	$51,573,590	3,585,058	$31,904,834
Shares reinvested		227,023	2,068,185	531,718	4,487,698
Shares redeemed	+	(2,140,208)	(21,234,821)	(3,924,070)	(34,465,493)

Net transactions in fund shares		3,140,515	$32,406,954	192,706	$1,927,039

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,897,946	$90,339,362	9,705,240	$92,508,072
Total increase or decrease	+	3,140,515	59,235,836	192,706	(2,168,710)

End of period		13,038,461	$149,575,198	9,897,946	$90,339,362

Net investment income not yet distributed			$1,971,951		$2,170,780

48 See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	8.86	9.17	10.81	8.91	5.74

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.24	0.17	0.05
Net realized and unrealized gains (losses)	0.43	(0.17)	(1.37)	1.81	3.27

Total from investment operations	0.62	0.08	(1.13)	1.98	3.32
Less distributions:
Distributions from net investment income	(0.24)	(0.22)	(0.15)	(0.08)	(0.15)
Distributions from net realized gains	—	(0.17)	(0.36)	—	—

Total distributions	(0.24)	(0.39)	(0.51)	(0.08)	(0.15)

Net asset value at end of period	9.24	8.86	9.17	10.81	8.91

Total return (%)	7.11	1.18	(10.99)	22.36	59.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.51 [2,3]	0.56 [4]	0.61 [5]	0.61 [5]	0.61 [5]
Gross operating expenses	0.88	0.91	0.91	0.98	1.70
Net investment income (loss)	2.22	2.75	2.51	2.31	1.56
Portfolio turnover rate	22	86 [6]	56	91	103
Net assets, end of period ($ x 1,000,000)	353	314	310	294	119

1 Effective October 19, 2009, the Investor Share class, the Select Share and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio. See financial note 4.
3 The ratio of net operating expenses would have been 0.56%, if voluntary waiver by CSIM had not been included. See financial note 4.
4 The ratio of net operating expenses would have been 0.60%, if voluntary waiver by CSIM had not been included.
5 The ratio of net operating expenses would have been 0.60%, if interest expenses had not been incurred.
6 Portfolio turnover would have been 0.51%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 49

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

87.9%		Common Stock	295,265,216	310,499,007
9.7%		Preferred Stock	39,367,592	34,183,852
0.8%		Other Investment Company	2,898,912	2,866,050
2.4%		Short-Term Investments	8,425,412	8,425,412

100.8%		Total Investments	345,957,132	355,974,321
(0	.8)%	Other Assets and Liabilities, Net		(2,979,662)

100.0%		Net Assets		352,994,659

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 87.9% of net assets

Brazil 5.6%
Banco do Brasil S.A.	157,667	0.6	2,087,006
Petroleo Brasileiro S.A. - Petrobras	639,553	1.6	5,560,207
Vale S.A.	219,270	1.0	3,486,492
Other Securities		2.4	8,694,046

		5.6	19,827,751

Chile 0.7%
Other Securities		0.7	2,508,354

China 11.5%
Bank of China Ltd., Class H	7,573,234	1.0	3,555,757
China Construction Bank Corp., Class H	7,183,000	1.6	5,588,565
China Mobile Ltd.	570,600	1.7	5,929,476
China Petroleum & Chemical Corp., Class H	4,850,400	1.1	3,926,436
CNOOC Ltd.	1,426,000	0.8	2,900,443
Industrial & Commercial Bank of China Ltd., Class H	5,399,172	1.1	3,784,960
PetroChina Co., Ltd., Class H	2,861,000	0.9	3,258,051
Other Securities		3.3	11,776,321

		11.5	40,720,009

Colombia 0.3%
Other Securities		0.3	910,628

Czech Republic 0.4%
Other Securities		0.4	1,549,844

Egypt 0.2%
Other Securities		0.2	757,829

Greece 1.8%
OPAP S.A.	141,502	0.5	1,757,126
Other Securities		1.3	4,498,400

		1.8	6,255,526

Hungary 0.6%
Other Securities		0.6	2,112,718

India 3.3%
Reliance Industries Ltd.	203,723	0.9	3,031,183
Other Securities		2.4	8,513,500

		3.3	11,544,683

Indonesia 0.7%
Other Securities		0.7	2,448,803

Malaysia 1.6%
Other Securities		1.6	5,631,376

Mexico 3.4%
America Movil S.A.B. de C.V., Series L	3,485,000	1.1	3,739,485
Cemex S.A.B. de C.V., Series CPO *	2,044,328	0.6	2,174,809
Other Securities		1.7	6,097,948

		3.4	12,012,242

Philippines 0.1%
Other Securities		0.1	302,592

Poland 2.2%
Other Securities		2.2	7,682,473

Republic of Korea 19.5%
Hyundai Heavy Industries Co., Ltd.	8,097	0.5	1,933,540
Hyundai Motor Co.	17,754	1.2	4,229,781
Korea Electric Power Corp. *	69,180	0.5	1,847,520
LG Corp.	60,098	1.0	3,552,848
LG Electronics, Inc.	41,572	0.8	2,662,935
POSCO	15,989	1.4	4,773,370
Samsung Electronics Co., Ltd.	9,631	3.8	13,281,711
Shinhan Financial Group Co., Ltd.	51,500	0.6	2,245,586
SK Holdings Co., Ltd.	14,270	0.7	2,586,292
SK Innovation Co., Ltd.	14,167	0.6	1,985,633
SK Telecom Co., Ltd.	8,882	0.5	1,935,567
Other Securities		7.9	27,864,280

		19.5	68,899,063

50 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Russia 14.4%
Gazprom ADR	1,601,170	4.2	14,966,778
LUKOIL ADR	227,440	4.2	14,895,923
Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	137,278	0.6	2,073,677
Mobile TeleSystems ADR	80,851	0.5	1,843,403
Sberbank of Russia ADR	178,572	0.6	2,277,217
Surgutneftegas ADR	674,607	1.7	5,947,681
Tatneft ADR	44,415	0.5	1,824,476
Other Securities		2.1	7,146,700

		14.4	50,975,855

South Africa 7.1%
MTN Group Ltd.	189,770	1.1	3,772,088
Sasol Ltd.	87,696	1.3	4,481,072
Standard Bank Group Ltd.	134,934	0.5	1,716,643
Other Securities		4.2	15,037,199

		7.1	25,007,002

Taiwan 12.3%
China Steel Corp.	1,996,489	0.5	1,735,083
Chunghwa Telecom Co., Ltd.	541,906	0.5	1,739,774
Formosa Chemicals & Fibre Corp.	801,442	0.7	2,316,435
Formosa Plastics Corp.	667,732	0.5	1,814,581
Hon Hai Precision Industry Co., Ltd.	1,697,800	1.2	4,316,306
Nan Ya Plastics Corp.	847,811	0.5	1,933,720
Taiwan Semiconductor Manufacturing Co., Ltd.	1,578,689	1.6	5,818,361
Other Securities		6.8	23,827,638

		12.3	43,501,898

Thailand 1.0%
Other Securities		1.0	3,640,235

Turkey 1.2%
Other Securities		1.2	4,210,126

Total Common Stock
(Cost $295,265,216)			310,499,007

Preferred Stock 9.7% of net assets

Brazil 7.9%
Banco Bradesco S.A.	160,730	0.7	2,315,627
Gerdau S.A.	211,465	0.5	1,668,694
Itau Unibanco Holding S.A.	265,540	1.2	4,108,657
Petroleo Brasileiro S.A.	806,682	2.1	7,314,281
Vale S.A.	297,839	1.2	4,359,523
Other Securities		2.2	7,998,643

		7.9	27,765,425

Colombia 0.1%
Other Securities		0.1	281,769

Republic of Korea 0.7%
Other Securities		0.7	2,639,857

Russia 1.0%
AK Transneft OAO	1,371	1.0	3,496,801

Total Preferred Stock
(Cost $39,367,592)			34,183,852

Other Investment Company 0.8% of net assets

United States 0.8%
iShares MSCI Emerging Markets ETF	67,500	0.8	2,866,050

Total Other Investment Company
(Cost $2,898,912)			2,866,050

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.4% of net assets

Time Deposit 2.1%
Wells Fargo
0.03%, 11/01/13	7,430,418	2.1	7,430,418

U.S. Treasury Obligation 0.3%
Other Securities		0.3	994,994

Total Short-Term Investments
(Cost $8,425,412)			8,425,412

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $350,696,164 and the unrealized appreciation and depreciation were $36,850,839 and ($31,572,682), respectively, with a net unrealized appreciation of $5,278,157.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $306,729,784 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
ETF —	Exchange traded fund
GDR —	Global Depositary Receipt
Reg’d —	Registered

See financial notes 51

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

In additional to the above the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI Emerging Markets, mini, Long, expires 12/20/13	90	4,607,550	141,576

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$109,741,466	$—	$109,741,466
Brazil	5,090,107	14,737,644	—	19,827,751
Chile	1,884,485	623,869	—	2,508,354
Colombia	910,628	—	—	910,628
Czech Republic	541,307	1,008,537	—	1,549,844
Hungary	409,837	1,702,881	—	2,112,718
Malaysia	563,762	5,067,614	—	5,631,376
Mexico	12,012,242	—	—	12,012,242
Poland	1,302,621	6,379,852	—	7,682,473
Republic of Korea	1,446,667	67,452,396	—	68,899,063
Russia	4,547,636	46,428,219	—	50,975,855
South Africa	481,116	24,525,886	—	25,007,002
Thailand	3,640,235	—	—	3,640,235
Preferred Stock[1]	—	2,639,857	—	2,639,857
Brazil	1,343,862	26,421,563	—	27,765,425
Colombia	281,769	—	—	281,769
Russia	3,496,801	—	—	3,496,801
Other Investment Company[1]	2,866,050	—	—	2,866,050
Short-Term Investments[1]	—	8,425,412	—	8,425,412

Total	$40,819,125	$315,155,196	$—	$355,974,321

Other Financial Instruments
Futures Contract[2]	$141,576	$—	$—	$141,576

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $34,651,172 and $4,066,196 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2013. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

52 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $345,957,132)		$355,974,321
Foreign currency, at value (cost $333,479)		333,864
Receivables:
Fund shares sold		481,627
Dividends		474,658
Foreign tax reclaims		8,545
Income from securities on loan		75
Interest		6
Prepaid expenses	+	5,395

Total assets		357,278,491

Liabilities

Payables:
Investments bought		3,850,190
Investment adviser and administrator fees		4,039
Shareholder service fees		1,783
Independent trustees’ fees		8
Fund shares redeemed		122,974
Variation margin on futures contracts		51,300
Foreign capital gains tax		47,878
Accrued expenses and other liabilities	+	205,660

Total liabilities		4,283,832

Net Assets

Total assets		357,278,491
Total liabilities	−	4,283,832

Net assets		$352,994,659

Net Assets by Source
Capital received from investors		351,869,438
Net investment income not yet distributed		5,875,828
Net realized capital losses		(14,859,594)
Net unrealized capital appreciation		10,108,987

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$352,994,659		38,223,366		$9.24

See financial notes 53

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $1,435,614)		$8,836,497
Interest		1,614
Securities on loan	+	2,353

Total investment income		8,840,464

Expenses

Investment adviser and administrator fees		1,620,621
Shareholder service fees		236,557
Index fee		328,739
Custodian fees		304,120
Transfer agent fees		75,084
Portfolio accounting fees		72,386
Professional fees		57,708
Shareholder reports		49,009
Registration fees		29,240
Independent trustees’ fees		9,290
Interest expense		1,505
Other expenses	+	53,074

Total expenses		2,837,333
Expense reduction by CSIM and its affiliates	−	1,182,837

Net expenses	−	1,654,496

Net investment income		7,185,968

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $6,534)		337,384
Net realized losses on futures contracts		(113,696)
Net realized losses on foreign currency transactions	+	(154,200)

Net realized gains		69,488
Net change in unrealized appreciation on investments (net of foreign capital gain tax of ($47,878))		14,570,455
Net change in unrealized appreciation on futures contracts		141,576
Net change in unrealized depreciation on foreign currency translations	+	(1,067)

Net change in unrealized appreciation	+	14,710,964

Net realized and unrealized gains		14,780,452

Increase in net assets resulting from operations		$21,966,420

54 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$7,185,968	$8,746,795
Net realized gains (losses)		69,488	(10,496,285)
Net change in unrealized appreciation	+	14,710,964	1,914,953

Increase in net assets from operations		21,966,420	165,463

Distributions to Shareholders

Distributions from net investment income		(8,681,589)	(7,541,071)
Distributions from net realized gains	+	—	(5,755,205)

Total distributions		($8,681,589)	($13,296,276)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,934,368	$131,472,133	17,148,007	$151,059,085
Shares reinvested		618,303	5,583,275	938,276	7,843,989
Shares redeemed	+	(12,809,415)	(111,551,317)	(16,432,968)	(141,900,887)

Net transactions in fund shares		2,743,256	$25,504,091	1,653,315	$17,002,187

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,480,110	$314,205,737	33,826,795	$310,334,363
Total increase	+	2,743,256	38,788,922	1,653,315	3,871,374

End of period		38,223,366	$352,994,659	35,480,110	$314,205,737

Net investment income not yet distributed			$5,875,828		$7,501,592

See financial notes 55

 Schwab Fundamental Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Large-Cap Growth Fund
Schwab Fundamental US Large Company Index Fund	Schwab Small-Cap Equity Fund
Schwab Fundamental US Small Company Index Fund	Schwab Hedged Equity Fund
Schwab Fundamental International Large Company Index Fund	Schwab Financial Services Fund
Schwab Fundamental International Small Company Index Fund	Schwab Health Care Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab International Core Equity Fund
Schwab S&P 500 Index Fund	Schwab Target 2010 Fund
Schwab Small-Cap Index Fund	Schwab Target 2015 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2020 Fund
Schwab International Index Fund	Schwab Target 2025 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2030 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2045 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2050 Fund
Laudus International MarketMasters Fund	Schwab Target 2055 Fund
Schwab Balanced Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Dividend Equity Fund	Schwab Monthly Income Fund - Maximum Payout

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a

56

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments

 57

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

The values of the securities on loan and the related cash collateral as of October 31, 2013 for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, and Schwab Fundamental International Small Company Index Fund are disclosed in each fund’s complete Portfolio Holdings and Statement of Assets and Liabilities.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

The values of the securities on loan and the related cash collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities for each fund. The following table presents the non-cash collateral as of October 31, 2013:

Non-Cash
Collateral Received

Schwab Fundamental US Large Company Index Fund	$1,618,115
Schwab Fundamental US Small Company Index Fund	1,068,528

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and determined that upon adoption of the standard the funds’ financial statement disclosures will include the enhanced disclosures around rights of offset and related arrangements as required by the standard.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the

60

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Financial Notes (continued)

3. Risk Factors (continued):

index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its index.

To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Although certain indices encompass stocks from many different sectors of the economy, their performance may primarily reflect that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or small company stocks, for instance — a fund’s large-cap holdings could reduce performance.

Historically, small-cap stocks have been riskier than large-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

A fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate

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Financial Notes (continued)

3. Risk Factors (continued):

or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

					Schwab
			Schwab	Schwab	Fundamental
	Schwab	Schwab	Fundamental	Fundamental	Emerging
	Fundamental	Fundamental	International	International	Markets
	US Large	US Small	Large	Small	Large
	Company	Company	Company	Company	Company
% of Average Daily Net Assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab
		Schwab	Schwab	Fundamental
Schwab	Schwab	Fundamental	Fundamental	Emerging
Fundamental	Fundamental	International	International	Markets
US Large	US Small	Large	Small	Large
Company	Company	Company	Company	Company
Index Fund	Index Fund	Index Fund	Index Fund*	Index Fund*

0.35%	0.35%	0.35%	0.49%	0.49%

*	Prior to June 11, 2013, the expense limitation of the Schwab Fundamental International Small Company Index Fund and the Schwab Fundamental Emerging Markets Large Company Index Fund was 0.55% and 0.60%, respectively.

In addition to the contractual expense limitation agreements noted above, to further help offset the costs of a change in the comparative index for certain funds, CSIM agreed to voluntarily waive the net operating expenses to 0.00% (excluding interest, taxes, and certain non-routine expenses) as follows: (1) from November 1, 2012 through November 15, 2012 for Schwab Fundamental International Large Company Index Fund; (2) from November 1, 2012 through December 15, 2012 for Schwab Fundamental International Small Company Index Fund; and (3) from November 1, 2012 through November 30, 2012 for Schwab Fundamental Emerging Markets Large Company Index Fund.

CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. Under the sub-license agreement, each fund pays its pro rata share of licensing fees.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Fundamental US Large Company Index Fund during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Fund	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Fundamental US Large Company Index Fund	145,215	14,800	(22,000)	138,015	$3,126,040	($4,883)	$34,594

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2013, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Fundamental US Large Company Index Fund	$35,885,752
Schwab Fundamental US Small Company Index Fund	35,885,752
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

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Financial Notes (continued)

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2013 are presented on the face of the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab Fundamental US Large Company Index Fund	$41,145,198	515
Schwab Fundamental US Small Company Index Fund	11,780,547	122
Schwab Fundamental International Large Company Index Fund	8,586,967	100
Schwab Fundamental International Small Company Index Fund	1,602,153	19
Schwab Fundamental Emerging Markets Large Company Index Fund	4,099,915	81

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Fundamental US Large Company Index Fund	$737,947,832	$252,638,681
Schwab Fundamental US Small Company Index Fund	220,347,520	192,377,290
Schwab Fundamental International Large Company Index Fund	126,817,989	129,472,603
Schwab Fundamental International Small Company Index Fund	64,501,300	32,596,936
Schwab Fundamental Emerging Markets Large Company Index Fund	89,819,651	71,045,799

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Financial Notes (continued)

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Schwab Fundamental US Large Company Index Fund	$30,032	$30,160
Schwab Fundamental US Small Company Index Fund	7,961	6,059
Schwab Fundamental International Large Company Index Fund	6,437	6,070
Schwab Fundamental International Small Company Index Fund	3,107	850
Schwab Fundamental Emerging Markets Large Company Index Fund	4,863	9,049

10. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$36,477,121	$22,250,148	$15,948,326	$3,891,755	$6,097,122
Undistributed long-term capital gains	—	20,818,122	—	—	—
Unrealized appreciation on investments	793,590,567	235,087,813	136,191,155	29,925,605	36,850,839
Unrealized depreciation on investments	(13,684,050)	(11,428,688)	(8,963,043)	(3,953,348)	(31,572,682)
Other unrealized appreciation (depreciation)	—	2	15,968	2,728	(3,412)

Net unrealized appreciation (depreciation)	$779,906,517	$223,659,127	$127,244,080	$25,974,985	$5,274,745

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

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Financial Notes (continued)

10. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2016	$—	$—	$6,761,375	$—	$—
October 31, 2017	12,619,654	—	58,777,944	—	—
October 31, 2018	—	—	20,948,477	—	—
No expiration*	—	—	31,890,310	3,782,968	10,246,643

Total	$12,619,654	$—	$118,378,106 **	$3,782,968	$10,246,643 **

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.
**	For the year ended October 31, 2013, the Schwab Fundamental International Large Company Index Fund and the Schwab Fundamental Emerging Markets Index Fund utilized post-RIC Modernization enactment short-term capital losses of $1,295,562 and $827,213 respectively.

For the year ended October 31, 2013, the funds had capital losses utilized as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$51,247,926	$—	$—	$1,027,038	$605,972

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$42,909,493	$11,947,531	$15,274,655	$3,109,770	$8,681,589
Long-term capital gains	—	50,580,881	—	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$28,518,465	$15,388,818	$12,260,320	$4,093,832	$10,735,039
Long-term capital gains	—	30,518,719	—	2,300,287	2,561,237
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and

66

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the funds made the following reclassifications:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	(29,755)	(511,990)	160,038	386,350	(130,143)
Net realized capital gains (losses)	29,755	511,990	(160,038)	(386,350)	130,143

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

68

Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2013, and the respective foreign source income on the funds as follows.

	Foreign Tax Credit	Foreign Source Income

Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	1,112,215	19,888,675
Schwab Fundamental International Small Company Index Fund	199,814	2,914,857
Schwab Fundamental Emerging Markets Large Company Index Fund	1,431,677	10,238,446

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Schwab Fundamental US Large Company Index Fund	100.00
Schwab Fundamental US Small Company Index Fund	56.26
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab Fundamental US Large Company Index Fund	$42,909,493
Schwab Fundamental US Small Company Index Fund	7,273,206
Schwab Fundamental International Large Company Index Fund	15,390,349
Schwab Fundamental International Small Company Index Fund	2,099,126
Schwab Fundamental Emerging Markets Large Company Index Fund	5,596,129

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2013:

Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	50,580,881
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

 69

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Large Company Index Fund, Schwab Fundamental U.S. Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and

70

shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Although Schwab Fundamental Emerging Markets Large Company Index Fund and Schwab Fundamental International Small Company Index Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect Schwab Fundamental Emerging Markets Large Company Index Fund and Schwab Fundamental International Small Company Index Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 71

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

72

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 73

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

74

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

FTSE RAFI Developed ex US 1000 Index An index that is designed to track the performance of the largest listed companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI Developed ex US Mid Small 1500 Index An index that is designed to track the performance of small and mid capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI Emerging Index An index that is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI US 1000 Index An index that is designed to track the performance of the largest listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI US Mid Small 1500 Index An index that is designed to track the performance of small and medium-sized listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Certain restricted securities, such as 4(2) commercial paper and Rule 144A securities, may be considered to be liquid if they meet the criteria for liquidity established by the Board of Trustees. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

 75

Russell Fundamental Developed ex-U.S. Large Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Developed ex-U.S. Small Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Emerging Markets Large Company Index An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.

Russell Fundamental U.S. Large Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Fundamental U.S. Small Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

76

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Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

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The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
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Schwab MarketTrack Balanced Portfoliotm
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Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
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Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
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Member SIPC®
Printed on recycled paper.
MFR39592-06
00107469

Annual report dated October 31, 2013, enclosed.

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

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This wrapper is not part of the shareholder report.

Annual Report October 31, 2013

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

Laudus Small-Cap MarketMasters Fundtm

Laudus International MarketMasters Fundtm

This page is intentionally left blank.

Two distinct Funds, each combining the expertise of leading
investment managers with CSIM’s overall supervision.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Laudus Small-Cap MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOSX)	31.51%
Select Shares® (Ticker Symbol: SWMSX)	31.73%
Russell 2000® Index	36.28%
Fund Category: Morningstar Small Growth	36.78%

Performance Details	pages 6-7

Laudus International MarketMasters Fundtm

Investor Shares[1] (Ticker Symbol: SWOIX)	27.23%
Select Shares®[1] (Ticker Symbol: SWMIX)	27.43%
MSCI EAFE® Index (Gross)	27.40%
Fund Category: Morningstar Foreign Large Growth	20.72%

Performance Details	pages 8-9

Minimum Initial Investment[2]

Investor Shares	$100
Select Shares®	$50,000

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Small-company stocks are subject to greater volatility than other asset categories.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Laudus MarketMasters Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I would like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Laudus MarketMasters Funds. The funds combine complementary strategies from leading investment managers, providing diversification across multiple investment styles.

Turning to the 12 months ended October 31, 2013, the returns of the funds reflected a global rally by stocks, although the Laudus Small-Cap MarketMasters Fund underperformed its benchmark index. At the center of the global rally by stocks were policies by many central banks that attempted to keep interest rates low to stimulate economic growth. Stocks generally benefitted from these policies and low interest rates made financing more affordable for businesses and households. However, some signs of improvement in the U.S. economy led the Federal Reserve to initially consider “tapering” its purchases of securities to keep interest rates low, and stocks sank globally in response. This included stocks in emerging markets, where the prospect of higher U.S. interest rates added to concerns early in 2013 about relatively high inflation and slower economic growth. A brief U.S. federal government shutdown and budgetary gridlock added to market uncertainty late in the reporting period.

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Laudus MarketMasters Funds 3

From the President continued

Turning to the 12 months ended October 31, 2013, the returns of the funds reflected a global rally by stocks.

The Fed’s anticipated tapering never materialized. In addition, conditions in the euro zone remained relatively stable, and the debt ceiling crisis and governmental shutdown in the U.S. were addressed. This led to a renewed rally by stocks. Amid this backdrop, the Russell 2000 Index, representing small-cap U.S. stocks, returned 36.3% for the reporting period, while the MSCI EAFE Index, representing stocks in Europe, Australasia and the Far East, returned 27.4%.

For more information about the Laudus MarketMasters Funds, please continue reading this report. In addition, you can find further details about the Laudus MarketMasters Funds and our other investment products by visiting www.laudus.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

4 Laudus MarketMasters Funds

Fund Management

Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities of the investment adviser, manages the funds. Prior to joining the firm in April 2011, he was head of the portfolio management group and Vice President of Portfolio Management at a large retirement asset planning and management firm. From 2004 to 2009, he was Senior Vice President, Head of Quantitative Equity and Senior Portfolio Manager at a large banking and asset management firm. He has over 16 years of quantitative investment experience.

Laudus MarketMasters Funds 5

Laudus Small-Cap MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment manager—selects investment professionals with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from a fund’s comparative index.

For the 12-month period ended October 31, 2013, Investor Shares of the Laudus Small-Cap MarketMasters Fund (the fund) returned 31.51%. The fund’s comparative index, the Russell 2000 Index (the index), returned 36.28%.

Market Highlights. U.S. stocks enjoyed very strong gains over the 12-month period, with major U.S. stock market indexes repeatedly reaching record highs throughout the period. The economy continued to recover, albeit at a slower pace than the U.S. Federal Reserve (the Fed) seemed to believe was self-sustaining. The Fed maintained an accommodative monetary policy throughout the period, keeping short-term interest rates near historic low levels. In addition, the unemployment rate fell during the period and inflation remained benign.

Positioning and Strategies. Over the 12-month period, the fund’s value tilt detracted from performance, although that was partially offset by the fund’s allocation to one of its sub-advisers that focuses on growth. Manager selection detracted due to the underperformance of two of the fund’s sub-advisers relative to their respective comparative indexes.

Despite its strong contribution to the fund’s total return, the fund’s TAMRO Capital Partners allocation underperformed its comparative index, the Russell 2000 Index, and detracted from the fund’s relative performance. TAMRO’s underperformance was primarily due to its stock selection, most significantly in the Consumer Staples, Information Technology, and Industrials sectors.

A strong performance by the fund’s allocation to Wellington Management Company, LLP also contributed to the fund’s total return, and this allocation’s outperformance of its comparative index also enhanced the fund’s relative return. This outperformance was partially driven by a significant underweight in the Financials sector and significant overweights in Industrials and, to a lesser extent, Health Care. Wellington Management’s stock selection also contributed, most notably within the Energy, Financials, and Materials sectors.

In March 2013, BMO Asset Management was added as a sub-adviser to the fund, replacing Neuberger Berman Management and representing approximately 23% of the fund as of October 31, 2013. BMO, which has a growth emphasis, slightly outperformed its comparative index, contributing positively to the fund’s relative performance. BMO’s strongest contributions came from its stock selection among Information Technology and Energy stocks, although its stock selection among Industrials and Financials detracted.

During the period, the fund’s allocation to TAMRO was reduced from approximately 49% at the start of the reporting period to roughly 29% as of October 31, 2013, while its allocation to Wellington Management rose from approximately 23% to 36%.

As of 10/31/13:

 Statistics

Number of Holdings	1,744
Weighted Average Market Cap ($ x 1,000,000)	$2,187
Price/Earnings Ratio (P/E)	26.8
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	97%

 Sector Weightings % of Investments

Financials	18.6%
Industrials	15.7%
Consumer Discretionary	14.1%
Health Care	12.8%
Information Technology	12.8%
Energy	7.6%
Consumer Staples	4.1%
Materials	4.0%
Utilities	2.2%
Telecommunication Services	0.8%
Other	7.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Belden	1.3%
Unit Corp.	1.1%
SEACOR Holdings, Inc.	1.0%
Bellatrix Exploration Ltd.	1.0%
LaSalle Hotel Properties	1.0%
DexCom, Inc.	0.9%
Mueller Industries, Inc.	0.9%
Charles River Laboratories International, Inc.	0.9%
American Capital Ltd.	0.9%
United Stationers, Inc.	0.8%
Total	9.8%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus MarketMasters Funds

 Laudus Small-Cap MarketMasters Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment (Investor Shares)1

June 9, 2004 – October 31, 2013
Performance of Hypothetical
$50,000 Investment (Select Shares)1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (9/16/97)	31.51%	14.51%	7.44%	6.47%
Select Shares® (6/9/04)	31.73%	14.70%	n/a	7.10%
Russell 2000® Index	36.28%	17.04%	9.03%	(9/16/97) 7.23%
				(6/9/04) 8.52%
Fund Category: Morningstar Small Growth	36.78%	19.13%	8.93%	(9/16/97) 7.96%
				(6/9/04) 9.06%

Fund Expense Ratios3: Investor Shares: Net 1.36%; Gross 1.60% / Select Shares: Net 1.21%; Gross 1.52%

 Investment Managers and Allocations4

		% of
Investment Managers	Investment Style	Net Assets

Wellington Management Company, LLP	Small-Cap Value	35.8%

TAMRO Capital Partners LLC	Small-Cap Blend	28.6%

BMO Asset Management Corp.[5]	Small-Cap Growth	22.7%

Mellon Capital Management Corp.	Small-Cap Blend	8.9%

Cash and other assets	—	4.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Because the fund originally used a multi-fund strategy, performance of the Investor Shares prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
[5]	On February 28, 2013, the fund’s Board of Trustees approved the addition of BMO Asset Management Corporation (BMO) as an investment manager to the fund, replacing Neuberger Berman Management LLC. BMO began managing its portion of the fund’s assets on or around March 14, 2013.

Laudus MarketMasters Funds 7

Laudus International MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment manager—selects investment professionals with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from a fund’s comparative index.

For the 12-month period ended October 31, 2013, Investor Shares of the Laudus International MarketMasters Fund (the fund) returned 27.23%, slightly underperforming its comparative index, the MSCI EAFE Index (the index), which returned 27.40%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by a rebound in the global economy and continuing U.S. monetary stimulus. The situation in the Eurozone continued to stabilize, and yields on sovereign bonds of distressed countries continued to recede. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged both significantly.

Positioning and Strategies. Over the 12-month period, the fund’s growth tilt detracted from performance, although that was partially offset by the fund’s allocation to value managers. The fund’s selection of managers added value as a result of strong performance from three of the fund’s sub-advisers, although two detracted due to their relative performances.

Mondrian Investment Partners, which uses a value-oriented investment approach, underperformed its comparative index for the reporting period, and detracted from the fund’s relative performance. Mondrian’s underperformance was primarily due to its defensive stock selections that were not able to keep up in a strongly rising market environment, particularly in parts of Europe. An underweight position in Japan and an overweight position in Singapore also detracted from the fund’s relative performance.

Harris Associates, on the other hand, with its large-cap value focus, outperformed its comparative index by more than 16%, contributing significantly to the fund’s relative performance. Harris Associates’ allocations added notable value, particularly its lack of exposure to the Energy sector and its overweight of Consumer Discretionary. But it was Harris Associates’ stock selection that added the greatest value, most notably within the Financials sector, but also among Consumer Discretionary, Health Care and Information Technology stocks, and among stocks in the United Kingdom, Japan and Germany.

American Century, which focuses on small-cap growth stocks, outperformed its comparative index by more than 12%, enough to overcome the drag due to its growth orientation. American Century’s greatest contribution came from its stock selection, particularly in the Consumer Discretionary Sector, but also among Industrials, Financials and Consumer Staples stocks.

William Blair & Company, which takes an all-cap growth approach, also outperformed its comparative index, but by a smaller degree, contributing positively to the fund’s relative performance.

WHV Investment Management, which takes a top-down sector allocation approach and focuses on long-term growth cycle trends, underperformed its comparative index and dragged on the fund’s relative performance.

As of 10/31/13:

 Country Weightings % of Investments

United Kingdom	19.5%
Japan	12.7%
Germany	9.5%
France	8.3%
Switzerland	7.4%
United States	5.4%
Australia	4.8%
Canada	3.8%
Netherlands	3.6%
Singapore	3.2%
Sweden	2.8%
Hong Kong	2.6%
Other Countries	16.4%
Total	100.0%

 Statistics

Number of Holdings	1,227
Weighted Average Market Cap ($ x 1,000,000)	$30,725
Price/Earnings Ratio (P/E)	19.5
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	65%

 Sector Weightings % of Investments

Industrials	21.9%
Financials	19.0%
Consumer Discretionary	17.2%
Information Technology	9.1%
Materials	7.6%
Consumer Staples	7.3%
Health Care	5.7%
Energy	4.2%
Telecommunication Services	2.0%
Utilities	0.7%
Other	5.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Credit Suisse Group AG – Reg’d	1.5%
BNP Paribas S.A.	1.3%
Intesa Sanpaolo S.p.A.	1.1%
Bayerische Motoren Werke AG	1.0%
Allianz SE – Reg’d	0.9%
Lloyds Banking Group plc	0.9%
Daimler AG – Reg’d	0.8%
Rotork plc	0.8%
Canon, Inc.	0.8%
Koninklijke Boskalis Westminster N.V.	0.8%
Total	9.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus MarketMasters Funds

 Laudus International MarketMasters Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment (Investor Shares)1

April 2, 2004 – October 31, 2013
Performance of Hypothetical
$50,000 Investment (Select Shares)1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (10/16/96)	27.23%	17.30%	10.27%	9.49%
Select Shares® (4/2/04)	27.43%	17.47%	n/a	9.35%
MSCI EAFE® Index (Gross)	27.40%	12.52%	8.20%	(10/16/96) 5.58%
				(4/2/04) 6.85%
Fund Category: Morningstar Foreign Large Growth	20.72%	13.27%	7.86%	(10/16/96) 6.39%
				(4/2/04) 6.67%

Fund Expense Ratios3: Investor Shares: Net 1.40%; Gross 1.62% / Select Shares: Net 1.25%; Gross 1.47%

 Investment Managers and Allocations4

		% of
Investment Managers	Investment Style	Net Assets

Harris Associates L.P.	International Large-Cap Value	23.3%

Mondrian Investment Partners Limited	International Small-Cap Value	20.6%

American Century Investment Management, Inc.	International Small/Mid-Cap Growth	19.2%

William Blair & Company, LLC	International Multi-Cap Growth	18.7%

Mellon Capital Management Corp.	International Blend	8.9%

WHV Investment Management	International Large-Cap Growth	5.3%

Cash and other assets	—	4.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Because the fund originally used a multi-fund strategy, performance of the Investor Shares prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.

Laudus MarketMasters Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Laudus Small-Cap MarketMasters Fundtm
Investor Shares
Actual Return	1.35%	$1,000.00	$1,154.30	$7.33
Hypothetical 5% Return	1.35%	$1,000.00	$1,018.40	$6.87
Select Shares
Actual Return	1.20%	$1,000.00	$1,155.30	$6.52
Hypothetical 5% Return	1.20%	$1,000.00	$1,019.16	$6.11

Laudus International MarketMasters Fundtm
Investor Shares
Actual Return	1.40%	$1,000.00	$1,091.20	$7.38
Hypothetical 5% Return	1.40%	$1,000.00	$1,018.15	$7.12
Select Shares
Actual Return	1.25%	$1,000.00	$1,091.70	$6.59
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.90	$6.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

10 Laudus MarketMasters Funds

Laudus Small-Cap MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
Investor Shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	13.14	11.99	11.52	9.40	8.78

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	(0.10)[1]	(0.09)[1]	(0.08)[1]	(0.05)[1]
Net realized and unrealized gains (losses)	4.16	1.25	0.56	2.20	0.67

Total from investment operations	4.14	1.15	0.47	2.12	0.62
Less distributions:
Distributions from net investment income	—	—	—	—	(0.00)[2]

Net asset value at end of period	17.28	13.14	11.99	11.52	9.40

Total return (%)	31.51	9.59	4.08	22.55	7.10

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.35	1.42 [3]	1.46	1.46	1.48 [4]
Gross operating expenses	1.59	1.59	1.51	1.50	1.50
Net investment income (loss)	(0.16)	(0.79)	(0.70)	(0.72)	(0.64)
Portfolio turnover rate	97	144	95	78	129
Net assets, end of period ($ x 1,000,000)	76	65	62	68	64

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
Select Shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	13.33	12.14	11.64	9.49	8.86

Income (loss) from investment operations:
Net investment income (loss)	(0.00)[1]	(0.08)[1]	(0.07)[1]	(0.06)[1]	(0.04)[1]
Net realized and unrealized gains (losses)	4.23	1.27	0.57	2.21	0.68

Total from investment operations	4.23	1.19	0.50	2.15	0.64
Less distributions:
Distributions from net investment income	—	—	—	—	(0.01)

Net asset value at end of period	17.56	13.33	12.14	11.64	9.49

Total return (%)	31.73	9.80	4.30	22.66	7.29

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	1.27 [3]	1.31	1.32 [5]	1.33 [4]
Gross operating expenses	1.53	1.51	1.45	1.45	1.45
Net investment income (loss)	(0.03)	(0.60)	(0.54)	(0.58)	(0.48)
Portfolio turnover rate	97	144	95	78	129
Net assets, end of period ($ x 1,000,000)	113	88	219	337	292

1 Calculated based on the average shares outstanding during the period.
2 Per share amount was less than $0.01.
3 Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
4 Effective February 28, 2009, the operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
5 The ratio of net operating expenses would have been 1.31%, if certain non-routine expense had not been incurred.

See financial notes 11

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

93.3%	Common Stock	139,348,839	175,847,188
7.1%	Other Investment Companies	13,356,726	13,475,494
0.0%	Rights	—	—
0.0%	Warrants	—	—
0.2%	Short-Term Investments	351,994	351,994

100.6%	Total Investments	153,057,559	189,674,676
(0.6%)	Other Assets and Liabilities, Net		(1,046,839)

100.0%	Net Assets		188,627,837

	Number	Value
Security	of Shares	($)

Common Stock 93.3% of net assets

Automobiles & Components 0.2%
American Axle & Manufacturing Holdings, Inc. *	707	13,157
Cooper Tire & Rubber Co.	817	21,250
Dana Holding Corp.	1,753	34,359
Dorman Products, Inc.	200	9,722
Drew Industries, Inc.	170	8,544
Fuel Systems Solutions, Inc. *	223	4,005
Gentherm, Inc. *	278	6,491
Modine Manufacturing Co. *	840	11,189
Standard Motor Products, Inc.	198	7,160
Stoneridge, Inc. *	155	1,978
Superior Industries International, Inc.	233	4,369
Tenneco, Inc. *	752	39,909
Winnebago Industries, Inc. *	7,164	212,484

		374,617

Banks 7.2%
1st Source Corp.	167	5,240
1st United Bancorp, Inc.	253	1,933
Access National Corp.	130	1,889
American National Bankshares, Inc.	73	1,675
Ameris Bancorp *	102	1,867
Ames National Corp.	74	1,667
Arrow Financial Corp.	68	1,755
Astoria Financial Corp.	570	7,530
Banco Latinoamericano de Comercio Exterior, S.A., Class E	540	14,164
BancorpSouth, Inc.	1,212	26,785
Bank Mutual Corp.	891	5,667
Bank of Kentucky Financial Corp.	63	1,815
Bank of Marin Bancorp	43	1,830
Bank of the Ozarks, Inc.	26,686	1,320,423
BankFinancial Corp.	420	3,902
Banner Corp.	363	13,888
Bar Harbor Bankshares	47	1,774
BBCN Bancorp, Inc.	963	14,281
Berkshire Hills Bancorp, Inc.	188	4,770
BofI Holding, Inc. *	193	11,661
Boston Private Financial Holdings, Inc.	946	10,775
Bridge Bancorp, Inc.	76	1,755
Bridge Capital Holdings *	106	1,865
Brookline Bancorp, Inc.	662	5,872
Bryn Mawr Bank Corp.	73	2,034
C&F Financial Corp.	32	1,725
Camden National Corp.	47	1,896
Capital Bank Financial Corp., Class A *	90	2,000
Capital City Bank Group, Inc. *	144	1,771
Capitol Federal Financial, Inc.	1,245	15,774
Cardinal Financial Corp.	319	5,264
Cascade Bancorp *	290	1,499
Cathay General Bancorp	913	22,487
Center Bancorp, Inc.	133	1,990
Centerstate Banks, Inc.	196	1,933
Century Bancorp, Inc., Class A	48	1,560
Charter Financial Corp.	168	1,821
Chemical Financial Corp.	186	5,448
Chemung Financial Corp.	50	1,762
Citizens & Northern Corp.	277	5,474
City Holding Co.	117	5,324
Clifton Savings Bancorp, Inc.	139	1,756
CNB Financial Corp.	102	2,041
Columbia Banking System, Inc.	609	15,645
Community Bank System, Inc.	576	20,915
Community Trust Bancorp, Inc.	169	7,198
ConnectOne Bancorp, Inc. *	56	2,129
CVB Financial Corp.	989	14,380
Dime Community Bancshares, Inc.	304	4,973
Doral Financial Corp. *	66	1,115
Eagle Bancorp, Inc. *	294	7,776
Enterprise Bancorp, Inc.	99	1,934
Enterprise Financial Services Corp.	341	6,148
ESB Financial Corp.	136	1,810
ESSA Bancorp, Inc.	310	3,398
EverBank Financial Corp.	569	8,603
F.N.B. Corp.	1,926	24,094
Farmers Capital Bank Corp. *	75	1,541
Federal Agricultural Mortgage Corp., Class C	62	2,213
Financial Institutions, Inc.	161	3,811
First Bancorp, Inc.	103	1,793
First Busey Corp.	79,609	411,579
First Commonwealth Financial Corp.	784	6,813
First Community Bancshares, Inc.	107	1,786
First Connecticut Bancorp, Inc.	350	5,138
First Defiance Financial Corp.	73	1,885
First Federal Bancshares of Arkansas, Inc. *	215	1,931
First Financial Bancorp	612	9,498
First Financial Bankshares, Inc.	383	23,558

12 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Financial Corp.	124	4,283
First Financial Holdings, Inc.	154	9,229
First Midwest Bancorp, Inc.	65,912	1,096,117
First Niagara Financial Group, Inc.	64,100	707,023
Firstmerit Corp.	52,379	1,176,432
Flushing Financial Corp.	30,222	607,160
Fox Chase Bancorp, Inc.	185	3,195
Franklin Financial Corp.	185	3,491
German American Bancorp, Inc.	77	2,093
Glacier Bancorp, Inc.	51,945	1,435,240
Great Southern Bancorp, Inc.	188	5,279
Guaranty Bancorp	155	2,093
Hancock Holding Co.	19,306	632,851
Hanmi Financial Corp.	351	6,135
Heartland Financial USA, Inc.	62	1,642
Heritage Commerce Corp.	248	1,932
Heritage Financial Corp.	278	4,484
Heritage Oaks Bancorp *	282	1,932
Hingham Institution for Savings	27	1,963
Home Bancorp, Inc. *	90	1,635
Home Bancshares, Inc.	604	20,464
Home Federal Bancorp, Inc.	136	2,120
Home Loan Servicing Solutions Ltd.	722	17,046
HomeTrust Bancshares, Inc. *	218	3,521
Horizon Bancorp	84	1,824
IBERIABANK Corp.	312	18,230
Independent Bank Corp.	171	6,135
Independent Bank Group, Inc.	55	2,075
International Bancshares Corp.	48,357	1,104,957
Investors Bancorp, Inc.	564	13,372
Kearny Financial Corp. *	167	1,754
Lakeland Financial Corp.	158	5,623
LCNB Corp.	79	1,592
MainSource Financial Group, Inc.	122	1,979
MB Financial, Inc.	25,463	756,251
Merchants Bancshares, Inc.	58	1,739
Meridian Interstate Bancorp, Inc. *	92	2,184
Meta Financial Group, Inc.	84	3,126
Metro Bancorp, Inc. *	247	5,271
MetroCorp Bancshares, Inc.	173	2,479
MGIC Investment Corp. *	3,588	29,206
Middleburg Financial Corp.	90	1,649
MidSouth Bancorp, Inc.	214	3,249
MidWestOne Financial Group, Inc.	70	1,849
NASB Financial, Inc. *	66	1,700
National Bank Holdings Corp., Class A	284	5,964
National Bankshares, Inc.	94	3,304
National Penn Bancshares, Inc.	48,417	502,084
NBT Bancorp, Inc.	552	13,452
NewBridge Bancorp *	271	2,022
Northfield Bancorp, Inc.	145	1,875
Northrim BanCorp, Inc.	74	1,857
Northwest Bancshares, Inc.	74,298	1,039,429
OceanFirst Financial Corp.	300	5,277
OFG Bancorp	167	2,473
Old National Bancorp	1,439	20,923
OmniAmerican Bancorp, Inc. *	193	4,231
Oritani Financial Corp.	482	7,818
Pacific Continental Corp.	150	2,067
PacWest Bancorp	280	10,654
Palmetto Bancshares, Inc. *	123	1,651
Park National Corp.	92	7,288
Park Sterling Corp.	898	5,846
Peapack-Gladstone Financial Corp.	101	1,852
Penns Woods Bancorp, Inc.	41	2,099
PennyMac Financial Services, Inc., Class A *	80	1,288
Peoples Bancorp, Inc.	147	3,296
Pinnacle Financial Partners, Inc. *	421	13,051
Preferred Bank *	104	1,999
PrivateBancorp, Inc.	713	17,369
Prosperity Bancshares, Inc.	630	39,343
Provident Financial Holdings, Inc.	250	3,790
Provident Financial Services, Inc.	615	11,525
Radian Group, Inc.	2,133	31,078
Renasant Corp.	277	7,944
Republic Bancorp, Inc., Class A	75	1,727
S&T Bancorp, Inc.	199	4,879
S.Y. Bancorp, Inc.	68	2,041
Sandy Spring Bancorp, Inc.	230	5,633
Sierra Bancorp	117	2,215
Simmons First National Corp., Class A	206	6,744
Southside Bancshares, Inc.	221	6,033
Southwest Bancorp, Inc. *	261	4,179
State Bank Financial Corp.	630	10,748
StellarOne Corp.	200	4,656
Sterling Bancorp *	324	4,779
Sterling Financial Corp.	536	15,523
Suffolk Bancorp *	99	1,935
Sun Bancorp, Inc. *	541	1,785
Susquehanna Bancshares, Inc.	2,136	25,173
Territorial Bancorp, Inc.	73	1,592
Texas Capital Bancshares, Inc. *	529	27,534
The Bancorp, Inc. *	650	10,510
The First of Long Island Corp.	51	2,007
Tompkins Financial Corp.	38	1,874
TowneBank	116	1,689
TriCo Bancshares	237	5,994
Tristate Capital Holdings, Inc. *	128	1,601
TrustCo Bank Corp.	1,765	11,861
Trustmark Corp.	679	18,442
UMB Financial Corp.	369	21,741
Umpqua Holdings Corp.	1,390	22,754
United Bankshares, Inc.	674	19,937
United Community Banks, Inc. *	106	1,653
United Financial Bancorp, Inc.	375	5,880
Univest Corp. of Pennsylvania	90	1,797
VantageSouth Bancshares, Inc. *	383	1,873
ViewPoint Financial Group, Inc.	684	14,918
Washington Banking Co.	245	4,167
Washington Trust Bancorp, Inc.	60	1,973
Waterstone Financial, Inc. *	174	1,851
Webster Financial Corp.	45,763	1,276,330
WesBanco, Inc.	200	5,880
West Bancorp, Inc.	141	1,949
Westamerica Bancorp	6,897	355,058
Western Alliance Bancorp *	957	20,241
Westfield Financial, Inc.	414	2,985
Wilshire Bancorp, Inc.	1,173	9,935
Wintrust Financial Corp.	271	11,791
WSFS Financial Corp.	32	2,240

		13,592,566

See financial notes 13

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 8.7%
AAON, Inc.	318	8,589
AAR Corp.	367	10,746
Accuride Corp. *	750	3,375
Aceto Corp.	475	7,576
Actuant Corp., Class A	10,467	393,140
Acuity Brands, Inc.	6,965	700,052
Aegion Corp. *	602	12,341
Aerovironment, Inc. *	425	11,522
Aircastle Ltd.	931	17,568
Alamo Group, Inc.	42	1,982
Albany International Corp., Class A	36,239	1,333,958
Altra Holdings, Inc.	222	6,742
Ameresco, Inc., Class A *	500	5,230
American Science & Engineering, Inc.	132	8,683
Ampco-Pittsburgh Corp.	197	3,627
Apogee Enterprises, Inc.	320	10,010
Applied Industrial Technologies, Inc.	5,708	270,045
Argan, Inc.	351	7,810
Astec Industries, Inc.	123	4,159
Astronics Corp. *	197	9,665
Astronics Corp., Class B *	39	1,883
AZZ, Inc.	190	8,531
B/E Aerospace, Inc. *	5,290	429,336
Barnes Group, Inc.	8,254	293,347
Beacon Roofing Supply, Inc. *	500	17,355
Blount International, Inc. *	317	3,861
Brady Corp., Class A	485	14,157
Briggs & Stratton Corp.	380	6,969
Capstone Turbine Corp. *	5,700	7,239
Chart Industries, Inc. *	8,343	896,622
Chicago Bridge & Iron Co., N.V.	5,140	380,823
CIRCOR International, Inc.	136	10,033
CLARCOR, Inc.	430	25,146
Comfort Systems USA, Inc.	363	6,763
Cubic Corp.	17,530	920,325
Curtiss-Wright Corp.	560	27,877
DigitalGlobe, Inc. *	633	20,142
Douglas Dynamics, Inc.	430	6,523
DXP Enterprises, Inc. *	129	11,855
Dycom Industries, Inc. *	360	10,674
Dynamic Materials Corp.	194	4,287
Edgen Group, Inc. *	407	4,872
EMCOR Group, Inc.	760	28,166
Encore Wire Corp.	156	7,727
EnerSys, Inc.	534	35,431
Engility Holdings, Inc. *	45	1,394
Enphase Energy, Inc. *	247	1,865
EnPro Industries, Inc. *	253	15,096
ESCO Technologies, Inc.	25,304	912,968
Esterline Technologies Corp. *	346	27,735
Federal Signal Corp. *	998	13,663
Foster Wheeler AG *	9,891	266,958
Franklin Electric Co., Inc.	24,813	939,172
FuelCell Energy, Inc. *	4,100	5,494
Furmanite Corp. *	517	5,816
GATX Corp.	22,300	1,149,565
GenCorp, Inc. *	786	13,205
Generac Holdings, Inc.	616	30,400
General Cable Corp.	378	12,448
Gibraltar Industries, Inc. *	269	4,307
Global Power Equipment Group, Inc.	165	3,359
GrafTech International Ltd. *	532	4,735
Graham Corp.	175	6,442
Granite Construction, Inc.	406	13,134
Great Lakes Dredge & Dock Corp.	907	7,365
Griffon Corp.	404	5,062
H&E Equipment Services, Inc. *	411	10,287
HEICO Corp.	735	39,381
Hexcel Corp. *	13,580	574,570
Houston Wire & Cable Co.	288	3,995
Hurco Cos., Inc.	62	1,518
Hyster-Yale Materials Handling, Inc.	88	6,903
II-VI, Inc. *	798	13,614
Innovative Solutions & Support, Inc.	247	1,946
John Bean Technologies Corp.	331	8,997
Kadant, Inc.	176	6,301
Kaman Corp.	176	6,544
Kratos Defense & Security Solutions, Inc. *	818	6,937
L.B. Foster Co., Class A	39	1,823
Layne Christensen Co. *	350	6,769
Lennox International, Inc.	3,310	258,379
Lindsay Corp.	135	10,261
LSI Industries, Inc.	220	2,026
Lydall, Inc. *	323	5,885
MasTec, Inc. *	637	20,365
Meritor, Inc. *	629	4,321
Miller Industries, Inc.	263	4,929
Moog, Inc., Class A *	513	30,641
Mueller Industries, Inc.	28,446	1,715,009
Mueller Water Products, Inc., Class A	1,519	13,018
MYR Group, Inc. *	305	8,067
National Presto Industries, Inc.	23	1,623
NCI Building Systems, Inc. *	471	6,797
Nortek, Inc. *	45	3,158
Northwest Pipe Co. *	60	2,162
Omega Flex, Inc.	119	2,420
Orbital Sciences Corp. *	602	13,888
PGT, Inc. *	204	2,132
Pike Electric Corp.	141	1,524
PMFG, Inc. *	210	1,646
Polypore International, Inc. *	13,753	621,636
Powell Industries, Inc. *	43	2,702
Preformed Line Products Co.	25	2,100
Primoris Services Corp.	575	14,973
Proto Labs, Inc. *	5,493	460,643
Quanex Building Products Corp.	687	12,215
Raven Industries, Inc.	12,253	408,760
RBC Bearings, Inc. *	163	11,213
Rexnord Corp. *	277	6,515
Rush Enterprises, Inc., Class A *	275	7,870
Simpson Manufacturing Co., Inc.	565	20,029
Sparton Corp. *	100	2,639
Standex International Corp.	110	6,766
Sterling Construction Co., Inc. *	183	1,757
Sun Hydraulics Corp.	156	6,190
TAL International Group, Inc. *	233	11,256
Taser International, Inc. *	811	14,411
Teledyne Technologies, Inc. *	379	33,663
Tennant Co.	211	12,806
Textainer Group Holdings Ltd.	148	5,609
The Gorman-Rupp Co.	143	5,826

14 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Greenbrier Cos., Inc. *	274	7,272
The Middleby Corp. *	214	48,717
Thermon Group Holdings, Inc. *	245	5,760
Titan International, Inc.	760	11,020
Titan Machinery, Inc. *	100	1,764
Trex Co., Inc. *	174	12,218
TriMas Corp. *	10,799	408,850
Triumph Group, Inc.	6,540	468,591
Tutor Perini Corp. *	625	14,344
Twin Disc, Inc.	175	4,527
United Rentals, Inc. *	6,230	402,396
Universal Forest Products, Inc.	133	7,038
USG Corp. *	864	23,596
Vicor Corp. *	299	2,634
Wabash National Corp. *	1,094	12,756
Watsco, Inc.	3,252	309,883
Watts Water Technologies, Inc., Class A	325	18,778
Westport Innovations, Inc. *	30,739	720,215
Woodward, Inc.	729	29,226
Xerium Technologies, Inc. *	350	4,196

		16,428,143

Commercial & Professional Supplies 5.1%
ABM Industries, Inc.	513	14,113
Acacia Research Corp.	55,833	842,520
ACCO Brands Corp. *	113,982	666,795
Acorn Energy, Inc.	192	722
Barrett Business Services, Inc.	154	12,824
Casella Waste Systems, Inc., Class A *	875	5,171
CBIZ, Inc. *	487	3,974
CDI Corp.	118	1,894
CECO Environmental Corp.	237	4,183
Compx International, Inc.	132	1,873
Consolidated Graphics, Inc. *	89	5,704
Courier Corp.	120	2,039
CRA International, Inc. *	91	1,734
Deluxe Corp.	586	27,595
EnerNOC, Inc. *	560	9,313
Ennis, Inc.	287	5,094
Exponent, Inc.	89	6,729
FTI Consulting, Inc. *	419	17,003
G&K Services, Inc., Class A	25,443	1,587,643
GP Strategies Corp. *	298	8,350
Healthcare Services Group, Inc.	719	19,693
Heidrick & Struggles International, Inc.	102	1,889
Heritage-Crystal Clean, Inc. *	114	2,014
Herman Miller, Inc.	593	17,992
HNI Corp.	475	18,454
Huron Consulting Group, Inc. *	307	17,981
ICF International, Inc. *	382	13,225
InnerWorkings, Inc. *	698	6,680
Insperity, Inc.	333	12,877
Interface, Inc.	681	13,790
Intersections, Inc.	341	2,922
Kelly Services, Inc., Class A	381	7,948
Kforce, Inc.	571	11,243
Kimball International, Inc., Class B	165	1,930
Knoll, Inc.	699	11,478
Korn/Ferry International *	566	13,471
McGrath RentCorp	152	5,422
Mine Safety Appliances Co.	375	18,060
Mistras Group, Inc. *	196	3,599
MiX Telematics Ltd. ADR *	28,810	375,682
Mobile Mini, Inc. *	296	10,692
Multi-Color Corp.	58	2,020
National Technical Systems, Inc. *	180	4,120
Navigant Consulting, Inc. *	878	15,233
NL Industries, Inc.	152	1,772
On Assignment, Inc. *	14,865	502,288
Pendrell Corp. *	1,575	3,512
Quad Graphics, Inc.	332	11,593
Resources Connection, Inc.	434	5,538
Standard Parking Corp. *	36,980	978,861
Steelcase, Inc., Class A	743	12,178
Team, Inc. *	331	12,343
Tetra Tech, Inc. *	816	21,322
The Advisory Board Co. *	19,810	1,358,966
The Brink’s Co.	692	21,729
The Corporate Executive Board Co.	15,985	1,165,306
TRC Cos., Inc. *	251	1,930
TrueBlue, Inc. *	239	5,903
UniFirst Corp.	132	13,572
United Stationers, Inc.	36,032	1,601,262
US Ecology, Inc.	45	1,600
Viad Corp.	380	10,146
VSE Corp.	41	1,796
WageWorks, Inc. *	143	7,323

		9,572,628

Consumer Durables & Apparel 3.6%
Arctic Cat, Inc.	8,099	424,388
Bassett Furniture Industries, Inc.	108	1,512
Beazer Homes USA, Inc. *	98	1,781
Black Diamond, Inc. *	183	2,728
Blyth, Inc.	300	4,143
Brunswick Corp.	1,054	47,567
Callaway Golf Co.	1,416	11,937
Cavco Industries, Inc. *	34	1,991
Columbia Sportswear Co.	228	15,246
Costa, Inc. *	102	2,052
Crocs, Inc. *	945	11,510
CSS Industries, Inc.	196	5,074
Culp, Inc.	98	1,896
Eastman Kodak Co. *	15,140	393,640
Ethan Allen Interiors, Inc.	459	12,228
Fifth & Pacific Cos., Inc. *	1,271	33,669
Flexsteel Industries, Inc.	70	1,922
G-III Apparel Group Ltd. *	61	3,460
Harman International Industries, Inc.	10,945	886,764
Helen of Troy Ltd. *	29,843	1,394,265
Hooker Furniture Corp.	107	1,691
Hovnanian Enterprises, Inc., Class A *	808	4,088
Iconix Brand Group, Inc. *	762	27,501
iRobot Corp. *	262	8,874
JAKKS Pacific, Inc.	714	4,598
Johnson Outdoors, Inc., Class A	67	1,838
KB Home	991	16,817
La-Z-Boy, Inc.	318	7,339
LeapFrog Enterprises, Inc. *	1,107	9,476

See financial notes 15

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lifetime Brands, Inc.	127	1,989
M.D.C. Holdings, Inc.	372	10,859
M/I Homes, Inc. *	27,188	556,538
Marine Products Corp.	229	2,146
Meritage Homes Corp. *	482	21,878
Movado Group, Inc.	234	10,911
NACCO Industries, Inc., Class A	44	2,507
Nautilus, Inc. *	206	1,640
Oxford Industries, Inc.	210	15,072
Perry Ellis International, Inc.	300	5,703
Quiksilver, Inc. *	96,151	799,976
R. G. Barry Corp.	108	2,061
Skechers U.S.A., Inc., Class A *	433	12,618
Skullcandy, Inc. *	650	4,082
Smith & Wesson Holding Corp. *	945	10,187
Standard Pacific Corp. *	1,287	10,206
Steven Madden Ltd. *	709	26,006
Sturm, Ruger & Co., Inc.	143	9,354
The Jones Group, Inc.	796	12,370
The Ryland Group, Inc.	543	21,829
Tri Pointe Homes, Inc. *	56,300	896,296
Tumi Holdings, Inc. *	19,350	413,122
UCP, Inc., Class A *	22,970	323,877
Vera Bradley, Inc. *	351	7,775
William Lyon Homes, Class A *	7,700	178,409
Wolverine World Wide, Inc.	530	30,602
Zagg, Inc. *	972	4,607

		6,732,615

Consumer Services 4.3%
AFC Enterprises, Inc. *	295	13,151
American Public Education, Inc. *	186	7,446
Arcos Dorados Holdings, Inc.	55,690	670,508
Ascent Capital Group, Inc., Class A *	89	7,513
Biglari Holdings, Inc. *	13	5,668
BJ’s Restaurants, Inc. *	371	10,039
Bloomin’ Brands, Inc. *	399	9,987
Bob Evans Farms, Inc.	356	20,324
Boyd Gaming Corp. *	838	8,849
Bravo Brio Restaurant Group, Inc. *	350	5,225
Bridgepoint Education, Inc. *	169	3,312
Buffalo Wild Wings, Inc. *	215	30,655
Caesars Entertainment Corp. *	385	6,707
Capella Education Co. *	123	7,493
CEC Entertainment, Inc.	29,332	1,359,538
Choice Hotels International, Inc.	6,350	295,846
Churchill Downs, Inc.	120	10,309
Chuy’s Holdings, Inc. *	43	1,617
Corinthian Colleges, Inc. *	1,452	3,107
Cracker Barrel Old Country Store, Inc.	211	23,183
Denny’s Corp. *	1,027	6,521
DineEquity, Inc.	126	10,341
Diversified Restaurant Holdings, Inc. *	206	1,423
Education Management Corp. *	158	2,417
Einstein Noah Restaurant Group, Inc.	121	2,159
Fiesta Restaurant Group, Inc. *	203	8,605
Grand Canyon Education, Inc. *	23,794	1,124,742
Hillenbrand, Inc.	654	18,456
Ignite Restaurant Group, Inc. *	89	1,429
International Speedway Corp., Class A	319	10,434
Interval Leisure Group, Inc.	313	7,597
ITT Educational Services, Inc. *	110	4,413
Jack in the Box, Inc. *	473	19,242
Jamba, Inc. *	114	1,302
JTH Holding, Inc., Class A *	105	2,074
K12, Inc. *	436	7,970
Krispy Kreme Doughnuts, Inc. *	736	17,855
Life Time Fitness, Inc. *	423	19,213
LifeLock, Inc. *	34,712	558,516
Lincoln Educational Services Corp.	751	3,590
Luby’s, Inc. *	205	1,570
Mac-Gray Corp.	119	2,509
Marriott Vacations Worldwide Corp. *	253	12,670
Matthews International Corp., Class A	26,810	1,088,486
Multimedia Games Holding Co., Inc. *	310	10,078
Nathan’s Famous, Inc. *	33	1,694
Orient-Express Hotels Ltd., Class A *	1,121	14,921
Outerwall, Inc. *	264	17,155
Papa John’s International, Inc.	216	16,345
Pinnacle Entertainment, Inc. *	535	12,519
Red Robin Gourmet Burgers, Inc. *	15,320	1,167,078
Regis Corp.	569	8,250
Ruby Tuesday, Inc. *	766	4,542
Ruth’s Hospitality Group, Inc.	600	7,314
Scientific Games Corp., Class A *	564	10,310
SHFL Entertainment, Inc. *	798	18,498
Sonic Corp. *	749	14,456
Sotheby’s	812	42,143
Speedway Motorsports, Inc.	96	1,753
Steiner Leisure Ltd. *	92	5,154
Stewart Enterprises, Inc., Class A	1,203	15,892
Strayer Education, Inc.	108	4,269
Texas Roadhouse, Inc.	41,437	1,136,203
The Cheesecake Factory, Inc.	604	28,539
The Marcus Corp.	350	5,026
Universal Technical Institute, Inc.	400	5,316
Vail Resorts, Inc.	346	24,376

		8,005,842

Diversified Financials 5.0%
American Capital Ltd. *	120,740	1,691,567
Apollo Investment Corp.	2,835	24,183
Arlington Asset Investment Corp., Class A	280	6,908
BGC Partners, Inc., Class A	949	5,049
BlackRock Kelso Capital Corp.	209	1,963
Calamos Asset Management, Inc., Class A	525	5,156
California First National Bancorp	102	1,821
Capital Southwest Corp.	48	1,578
Cash America International, Inc.	385	15,188
Cohen & Steers, Inc.	135	5,179
Credit Acceptance Corp. *	80	9,464
DFC Global Corp. *	729	8,821
Diamond Hill Investment Group	21	2,316
Encore Capital Group, Inc. *	184	8,988
Evercore Partners, Inc., Class A	390	19,683
Ezcorp, Inc., Class A *	574	9,029
FBR & Co. *	184	4,876
Fidus Investment Corp.	94	1,909
Fifth Street Finance Corp.	1,407	14,351

16 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Financial Engines, Inc.	590	32,963
First Cash Financial Services, Inc. *	19,450	1,176,530
FXCM, Inc., Class A	648	10,621
GAMCO Investors, Inc., Class A	30	2,145
Garrison Capital, Inc.	113	1,664
GFI Group, Inc.	943	3,272
Gladstone Capital Corp.	406	3,581
Gladstone Investment Corp.	600	4,242
Golub Capital BDC, Inc.	96	1,690
Green Dot Corp., Class A *	498	10,687
Greenhill & Co., Inc.	13,135	673,825
GSV Capital Corp. *	375	5,734
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	148	1,813
Hercules Technology Growth Capital, Inc.	939	14,498
HFF, Inc., Class A	301	7,390
Horizon Technology Finance Corp.	310	4,179
ICG Group, Inc. *	74,327	1,212,273
INTL FCStone, Inc. *	177	3,621
Investment Technology Group, Inc. *	120	1,922
Janus Capital Group, Inc.	1,002	9,890
JMP Group, Inc.	247	1,583
KCAP Financial, Inc.	580	4,889
KCG Holdings, Inc., Class A *	700	6,118
Main Street Capital Corp.	246	7,478
Manning & Napier, Inc.	300	4,980
MarketAxess Holdings, Inc.	468	30,528
Marlin Business Services Corp.	80	2,206
MCG Capital Corp.	1,300	6,123
Medallion Financial Corp.	375	5,693
Medley Capital Corp.	614	8,559
MVC Capital, Inc.	450	6,223
Nelnet, Inc., Class A	172	7,332
New Mountain Finance Corp.	97	1,375
NewStar Financial, Inc. *	128	2,228
Nicholas Financial, Inc.	110	1,766
PennantPark Floating Rate Capital Ltd.	118	1,568
PennantPark Investment Corp.	634	7,139
PHH Corp. *	497	11,953
PICO Holdings, Inc. *	53,789	1,262,966
Piper Jaffray Cos., Inc. *	312	11,198
Portfolio Recovery Associates, Inc. *	19,468	1,157,373
Prospect Capital Corp.	2,462	27,919
Regional Management Corp. *	66	2,113
Resource America, Inc., Class A	210	1,812
Safeguard Scientifics, Inc. *	33,382	582,516
Solar Capital Ltd.	5,012	115,025
Solar Senior Capital Ltd.	275	5,016
Stellus Capital Investment Corp.	109	1,618
Stifel Financial Corp. *	26,845	1,099,303
TCP Capital Corp.	350	5,834
The First Marblehead Corp. *	3,945	3,787
THL Credit, Inc.	100	1,625
TICC Capital Corp.	100	1,000
Triangle Capital Corp.	472	14,047
Virtus Investment Partners, Inc. *	53	10,787
Walter Investment Management Corp. *	369	13,937
WhiteHorse Finance, Inc.	111	1,711
WisdomTree Investments, Inc. *	617	8,576
World Acceptance Corp. *	106	11,037

		9,477,510

Energy 7.7%
Adams Resources & Energy, Inc.	80	4,142
Alon USA Energy, Inc.	425	5,134
Alpha Natural Resources, Inc. *	1,374	9,618
Amyris, Inc. *	611	1,540
Apco Oil & Gas International, Inc. *	55	837
Approach Resources, Inc. *	54,680	1,539,242
Arch Coal, Inc.	2,625	11,130
Basic Energy Services, Inc. *	520	7,628
Bellatrix Exploration Ltd. *	254,700	1,902,609
Berry Petroleum Co., Class A	500	23,875
Bill Barrett Corp. *	503	13,918
Bolt Technology Corp.	101	1,807
Bonanza Creek Energy, Inc. *	279	14,101
BPZ Resources, Inc. *	1,313	2,639
Bristow Group, Inc.	445	35,809
C&J Energy Services, Inc. *	525	12,096
Cal Dive International, Inc. *	845	1,665
Callon Petroleum Co. *	775	5,293
CARBO Ceramics, Inc.	192	24,065
Carrizo Oil & Gas, Inc. *	32,012	1,403,406
Clayton Williams Energy, Inc. *	52	4,047
Clean Energy Fuels Corp. *	957	10,900
Cloud Peak Energy, Inc. *	915	14,283
Comstock Resources, Inc.	678	11,601
Contango Oil & Gas Co.	98	4,199
Crosstex Energy, Inc.	679	20,839
Delek US Holdings, Inc.	226	5,774
Diamondback Energy, Inc. *	14,288	737,975
Emerald Oil, Inc. *	249	2,166
Endeavour International Corp. *	900	5,346
Energy XXI (Bermuda) Ltd.	915	26,590
EPL Oil & Gas, Inc. *	389	12,401
Era Group, Inc. *	23,193	732,899
Evolution Petroleum Corp. *	368	4,438
EXCO Resources, Inc.	744	4,025
Exterran Holdings, Inc. *	688	19,642
Forest Oil Corp. *	1,042	4,939
Forum Energy Technologies, Inc. *	320	9,363
Frontline Ltd. *	849	1,800
FX Energy, Inc. *	1,211	4,214
Gastar Exploration Ltd. *	637	2,752
Geospace Technologies Corp. *	127	12,372
Global Geophysical Services, Inc. *	365	872
Goodrich Petroleum Corp. *	399	9,333
Green Plains Renewable Energy, Inc.	321	5,178
Gulf Island Fabrication, Inc.	137	3,455
GulfMark Offshore, Inc., Class A	323	16,079
Halcon Resources Corp. *	32,275	167,185
Hallador Energy Co.	205	1,579
Helix Energy Solutions Group, Inc. *	1,159	27,422
Hercules Offshore, Inc. *	1,421	9,663
Hornbeck Offshore Services, Inc. *	476	26,309
ION Geophysical Corp. *	1,487	6,900
Isramco, Inc. *	19	2,507
Key Energy Services, Inc. *	1,733	13,552
KiOR, Inc., Class A *	377	878
Knightsbridge Tankers Ltd.	271	2,233

See financial notes 17

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kodiak Oil & Gas Corp. *	3,097	40,168
L&L Energy, Inc. *	470	667
Magnum Hunter Resources Corp. *	1,297	9,248
Matador Resources Co. *	399	7,346
Matrix Service Co. *	288	5,988
Midstates Petroleum Co., Inc. *	288	1,624
Miller Energy Resources, Inc. *	401	2,711
Mitcham Industries, Inc. *	316	5,258
Natural Gas Services Group, Inc. *	230	6,438
Newpark Resources, Inc. *	1,132	14,433
Nordic American Tankers Ltd.	851	6,944
Northern Oil & Gas, Inc. *	674	11,074
Nuverra Environmental Solutions, Inc. *	1,174	2,865
Panhandle Oil & Gas, Inc., Class A	56	1,880
Parker Drilling Co. *	1,022	7,358
PDC Energy, Inc. *	405	27,463
Penn Virginia Corp. *	104,673	890,767
PetroQuest Energy, Inc. *	764	3,606
PHI, Inc. - Non Voting Shares *	154	6,132
Pioneer Energy Services Corp. *	762	6,401
Precision Drilling Corp.	58,512	619,642
Quicksilver Resources, Inc. *	828	1,772
Renewable Energy Group, Inc. *	128	1,397
Rentech, Inc.	2,658	4,545
Resolute Energy Corp. *	676	6,341
Rex Energy Corp. *	550	11,825
RigNet, Inc. *	67	2,470
Rosetta Resources, Inc. *	594	35,604
Sanchez Energy Corp. *	366	10,435
Scorpio Tankers, Inc.	135,806	1,567,201
SEACOR Holdings, Inc.	19,605	1,917,369
SemGroup Corp., Class A	525	31,705
Ship Finance International Ltd.	846	14,001
Solazyme, Inc. *	249	2,605
Stone Energy Corp. *	422	14,711
Swift Energy Co. *	615	8,438
Synergy Resources Corp. *	226	2,341
T.G.C. Industries, Inc.	575	4,238
Targa Resources Corp.	315	24,431
Teekay Tankers Ltd., Class A	1,281	3,343
Tesco Corp. *	617	10,600
TETRA Technologies, Inc. *	1,052	13,644
Triangle Petroleum Corp. *	1,061	11,215
Unit Corp. *	40,861	2,100,664
Uranium Energy Corp. *	1,212	2,133
VAALCO Energy, Inc. *	727	3,831
W&T Offshore, Inc.	463	8,839
Warren Resources, Inc. *	1,494	4,676
Western Refining, Inc.	553	17,845
Westmoreland Coal Co. *	151	2,146
Willbros Group, Inc. *	458	4,470

		14,489,112

Food & Staples Retailing 1.6%
Arden Group, Inc., Class A	15	1,950
Casey’s General Stores, Inc.	14,430	1,051,659
Harris Teeter Supermarkets, Inc.	626	30,874
Ingles Markets, Inc., Class A	68	1,755
Nash Finch Co.	140	3,928
Natural Grocers by Vitamin Cottage, Inc. *	79	3,152
PriceSmart, Inc.	184	20,937
Rite Aid Corp. *	6,692	35,668
Spartan Stores, Inc.	274	6,447
SUPERVALU, Inc. *	1,788	12,570
Susser Holdings Corp. *	215	11,791
The Andersons, Inc.	205	15,207
The Chefs’ Warehouse, Inc. *	99	2,372
The Fresh Market, Inc. *	7,180	365,534
The Pantry, Inc. *	475	6,360
United Natural Foods, Inc. *	20,052	1,432,716
Village Super Market, Inc., Class A	150	5,499
Weis Markets, Inc.	99	5,066

		3,013,485

Food, Beverage & Tobacco 2.4%
Alico, Inc.	40	1,598
Annie’s, Inc. *	138	6,520
B&G Foods, Inc.	714	24,169
Boulder Brands, Inc. *	689	11,293
Cal-Maine Foods, Inc.	152	7,711
Calavo Growers, Inc.	64	1,900
Chiquita Brands International, Inc. *	516	5,341
Coca-Cola Bottling Co. Consolidated	28	1,773
Cott Corp.	51,600	423,120
Craft Brew Alliance, Inc. *	211	3,422
Darling International, Inc. *	1,400	32,578
Diamond Foods, Inc. *	16,554	404,083
Farmer Brothers Co. *	120	2,167
Fresh Del Monte Produce, Inc.	372	9,891
Griffin Land & Nurseries, Inc.	62	2,046
Inventure Foods, Inc. *	208	2,342
J&J Snack Foods Corp.	97	8,300
John B. Sanfilippo & Son, Inc.	86	2,114
Lancaster Colony Corp.	202	16,764
Lifeway Foods, Inc.	98	1,434
Limoneira Co.	88	2,318
National Beverage Corp.	228	4,175
Pilgrim’s Pride Corp. *	845	11,974
Post Holdings, Inc. *	12,150	521,842
Sanderson Farms, Inc.	15,393	972,992
Seaboard Corp.	2	5,460
Seneca Foods Corp., Class A *	55	1,613
Snyders-Lance, Inc.	528	15,835
The Boston Beer Co., Inc., Class A *	102	23,418
The Hain Celestial Group, Inc. *	5,272	438,789
Tootsie Roll Industries, Inc. (e)	25,579	818,528
TreeHouse Foods, Inc. *	10,647	779,999
Universal Corp.	260	13,788
Vector Group Ltd.	478	7,729

		4,587,026

Health Care Equipment & Services 8.1%
Abaxis, Inc.	283	10,112
ABIOMED, Inc. *	14,827	355,551
Acadia Healthcare Co., Inc. *	11,858	514,163
Accretive Health, Inc. *	781	6,451
Accuray, Inc. *	991	6,689
Air Methods Corp.	408	17,838

18 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Align Technology, Inc. *	768	43,822
Alliance HealthCare Services, Inc. *	105	2,647
Allscripts Healthcare Solutions, Inc. *	48,600	672,138
Almost Family, Inc.	220	4,231
Amedisys, Inc. *	616	10,028
AMN Healthcare Services, Inc. *	256	3,174
AmSurg Corp. *	32,366	1,388,178
Analogic Corp.	11,869	1,094,678
AngioDynamics, Inc. *	540	8,489
Anika Therapeutics, Inc. *	101	3,017
Antares Pharma, Inc. *	750	3,000
ArthroCare Corp. *	284	10,633
athenahealth, Inc. *	6,306	841,914
AtriCure, Inc. *	446	6,177
Atrion Corp.	18	4,809
Bio-Reference Laboratories, Inc. *	408	13,223
Biolase, Inc. *	60,550	113,228
BioScrip, Inc. *	34,571	242,343
Cantel Medical Corp.	294	10,319
Capital Senior Living Corp. *	175	3,881
Cardiovascular Systems, Inc. *	81	2,458
Centene Corp. *	7,930	445,349
Cerus Corp. *	389	2,455
Chemed Corp.	213	14,446
Chindex International, Inc. *	105	1,767
Computer Programs & Systems, Inc.	209	11,921
CONMED Corp.	284	10,301
CorVel Corp. *	15,058	626,413
Cross Country Healthcare, Inc. *	331	1,966
CryoLife, Inc.	266	2,391
Cutera, Inc. *	190	1,910
Cyberonics, Inc. *	319	18,425
Cynosure, Inc., Class A *	56	1,210
Derma Sciences, Inc. *	127	1,469
DexCom, Inc. *	59,877	1,720,266
Emeritus Corp. *	16,818	322,233
Endologix, Inc. *	22,528	407,081
Exactech, Inc. *	178	4,041
ExamWorks Group, Inc. *	297	7,677
Five Star Quality Care, Inc. *	326	1,653
Gentiva Health Services, Inc. *	550	6,297
Globus Medical, Inc., Class A *	261	5,011
Greatbatch, Inc. *	288	10,979
Greenway Medical Technologies *	143	2,910
Haemonetics Corp. *	3,593	145,732
Hanger, Inc. *	430	15,781
HealthSouth Corp.	7,451	261,605
HealthStream, Inc. *	236	8,430
Healthways, Inc. *	26,878	258,835
HeartWare International, Inc. *	144	10,449
HMS Holdings Corp. *	51,041	1,078,496
ICU Medical, Inc. *	15,242	941,956
Insulet Corp. *	10,893	425,045
Integra LifeSciences Holdings Corp. *	303	13,871
Invacare Corp.	92	1,975
IPC The Hospitalist Co., Inc. *	160	8,766
Kindred Healthcare, Inc.	501	6,954
Landauer, Inc.	74	3,582
LHC Group, Inc. *	240	4,944
Magellan Health Services, Inc. *	249	14,616
MAKO Surgical Corp. *	650	19,376
Masimo Corp.	717	18,370
MedAssets, Inc. *	683	15,729
Medical Action Industries, Inc. *	227	1,376
Medidata Solutions, Inc. *	315	34,748
MEDNAX, Inc. *	4,020	438,260
Merge Healthcare, Inc. *	1,173	2,979
Meridian Bioscience, Inc.	185	4,573
Merit Medical Systems, Inc. *	791	12,648
Molina Healthcare, Inc. *	175	5,537
MWI Veterinary Supply, Inc. *	129	20,465
National Healthcare Corp.	93	4,499
National Research Corp., Class A *	104	1,824
Natus Medical, Inc. *	500	9,865
Neogen Corp. *	258	11,925
NuVasive, Inc. *	555	17,638
NxStage Medical, Inc. *	20,868	276,918
Omnicell, Inc. *	424	9,782
OraSure Technologies, Inc. *	921	6,005
Orthofix International N.V. *	107	2,192
Owens & Minor, Inc.	518	19,384
PharMerica Corp. *	487	7,188
Quality Systems, Inc.	584	13,327
Quidel Corp. *	77	1,902
Rochester Medical Corp. *	118	2,358
Rockwell Medical, Inc. *	418	4,815
Select Medical Holdings Corp.	656	5,563
Skilled Healthcare Group, Inc., Class A *	239	1,018
Spectranetics Corp. *	680	14,205
STAAR Surgical Co. *	395	5,230
STERIS Corp.	17,888	808,359
SurModics, Inc. *	218	5,140
Symmetry Medical, Inc. *	235	1,904
Team Health Holdings, Inc. *	663	28,801
TearLab Corp. *	32,176	335,596
The Ensign Group, Inc.	165	7,026
The Providence Service Corp. *	220	6,576
Thoratec Corp. *	10,909	471,160
Tornier N.V. *	101	2,173
Triple-S Management Corp., Class B *	424	7,551
Unilife Corp. *	81,385	246,597
Universal American Corp.	375	2,783
USMD Holdings, Inc. *	44	1,225
Utah Medical Products, Inc.	34	1,892
Vascular Solutions, Inc. *	325	6,376
Vocera Communications, Inc. *	111	1,868
Volcano Corp. *	804	15,413
WellCare Health Plans, Inc. *	451	30,073
West Pharmaceutical Services, Inc.	610	29,493
Wright Medical Group, Inc. *	480	13,042

		15,235,146

Household & Personal Products 0.0%
Central Garden & Pet Co., Class A *	440	3,238
Elizabeth Arden, Inc. *	249	9,011
Inter Parfums, Inc.	107	3,762
Medifast, Inc. *	250	5,828
Nature’s Sunshine Products, Inc.	105	1,983
Nutraceutical International Corp.	84	2,020
Oil-Dri Corp. of America	61	2,165
Orchids Paper Products Co.	165	5,033
Prestige Brands Holdings, Inc. *	576	17,988

See financial notes 19

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Spectrum Brands Holdings, Inc.	227	14,964
Star Scientific, Inc. *	1,181	2,138
Synutra International, Inc. *	329	2,247
USANA Health Sciences, Inc. *	63	4,298
WD-40 Co.	99	7,177

		81,852

Insurance 2.2%
Ambac Financial Group, Inc. *	250	5,048
American Equity Investment Life Holding Co.	841	17,526
AMERISAFE, Inc.	15,581	599,869
AmTrust Financial Services, Inc.	366	14,040
Argo Group International Holdings Ltd.	169	7,095
Assured Guaranty Ltd.	27,400	561,700
Baldwin & Lyons, Inc., Class B	70	1,913
Citizens, Inc. *	419	3,520
CNO Financial Group, Inc.	2,510	39,106
Donegal Group, Inc., Class A	120	1,902
Eastern Insurance Holdings, Inc.	90	2,200
eHealth, Inc. *	338	14,406
EMC Insurance Group, Inc.	64	2,179
Employers Holdings, Inc.	433	13,020
Enstar Group Ltd. *	83	11,282
FBL Financial Group, Inc., Class A	152	6,800
First American Financial Corp.	1,039	26,869
Fortegra Financial Corp. *	262	1,931
Global Indemnity plc *	72	1,773
Greenlight Capital Re Ltd., Class A *	251	7,728
Hallmark Financial Services, Inc. *	183	1,557
HCI Group, Inc.	209	9,183
Hilltop Holdings, Inc. *	738	12,797
Horace Mann Educators Corp.	497	13,767
Independence Holding Co.	146	2,003
Infinity Property & Casualty Corp.	74	5,075
Investors Title Co.	24	1,875
Kansas City Life Insurance Co.	45	2,066
Maiden Holdings Ltd.	628	6,877
Meadowbrook Insurance Group, Inc.	979	6,501
Montpelier Re Holdings Ltd.	634	17,505
National Interstate Corp.	57	1,489
National Western Life Insurance Co., Class A	9	1,872
OneBeacon Insurance Group Ltd., Class A	425	6,783
Platinum Underwriters Holdings Ltd.	11,124	691,802
Primerica, Inc.	26,830	1,152,348
RLI Corp.	269	25,415
Safety Insurance Group, Inc.	100	5,469
Selective Insurance Group, Inc.	614	16,130
State Auto Financial Corp.	93	1,767
Stewart Information Services Corp.	370	11,588
Symetra Financial Corp.	602	11,275
The Hanover Insurance Group, Inc.	12,946	757,859
The Navigators Group, Inc. *	89	5,005
Tower Group International Ltd.	499	1,811
United Fire Group, Inc.	216	6,847

		4,116,573

Materials 4.1%
A. Schulman, Inc.	317	10,499
A.M. Castle & Co. *	183	2,619
AK Steel Holding Corp. *	2,009	8,840
Allied Nevada Gold Corp. *	271	1,106
AMCOL International Corp.	426	13,666
American Pacific Corp. *	60	2,731
American Vanguard Corp.	404	10,544
AptarGroup, Inc.	15,800	1,013,728
Arabian American Development Co. *	525	4,777
Axiall Corp.	647	25,162
Balchem Corp.	400	22,904
Berry Plastics Group, Inc. *	369	7,410
Calgon Carbon Corp. *	747	14,903
Century Aluminum Co. *	969	8,411
Chase Corp.	76	2,300
Chemtura Corp. *	913	22,368
Clearwater Paper Corp. *	251	13,107
Coeur Mining, Inc. *	1,259	15,372
Commercial Metals Co.	869	15,955
Deltic Timber Corp.	12,166	777,164
Ferro Corp. *	32,543	417,527
Flotek Industries, Inc. *	561	11,994
FutureFuel Corp.	348	6,059
General Moly, Inc. *	1,289	2,114
Globe Specialty Metals, Inc.	678	11,892
Gold Resource Corp.	374	1,941
Graphic Packaging Holding Co. *	1,752	14,717
Greif, Inc., Class A	10,600	566,994
GSE Holding, Inc. *	354	998
H.B. Fuller Co.	575	27,525
Handy & Harman Ltd. *	99	2,286
Hawkins, Inc.	42	1,512
Haynes International, Inc.	111	5,983
Headwaters, Inc. *	395	3,448
Hecla Mining Co.	2,963	9,245
Horsehead Holding Corp. *	490	7,110
Innophos Holdings, Inc.	339	16,991
Innospec, Inc.	19,359	891,676
Intrepid Potash, Inc.	309	4,589
Kaiser Aluminum Corp.	195	13,153
KapStone Paper & Packaging Corp.	500	25,980
KMG Chemicals, Inc.	78	1,558
Koppers Holdings, Inc.	14,648	651,982
Kraton Performance Polymers, Inc. *	526	11,188
Landec Corp. *	485	5,679
Louisiana-Pacific Corp. *	1,702	28,951
LSB Industries, Inc. *	23,759	872,430
Materion Corp.	153	4,561
Minerals Technologies, Inc.	298	16,876
Molycorp, Inc. *	534	2,707
Myers Industries, Inc.	598	10,656
Neenah Paper, Inc.	178	7,323
Noranda Aluminum Holding Corp.	508	1,382
Olin Corp.	580	13,056
OM Group, Inc. *	319	10,846
P.H. Glatfelter Co.	627	16,427
Penford Corp. *	125	1,700
PolyOne Corp.	1,067	32,330
Quaker Chemical Corp.	100	7,591
Resolute Forest Products *	773	12,360

20 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
RTI International Metals, Inc. *	324	10,984
Schnitzer Steel Industries, Inc., Class A	373	10,832
Schweitzer-Mauduit International, Inc.	284	17,574
Sensient Technologies Corp.	14,943	778,979
Stepan Co.	149	8,772
Stillwater Mining Co. *	1,215	13,256
SunCoke Energy, Inc. *	1,032	20,640
Texas Industries, Inc. *	321	17,238
Tredegar Corp.	361	10,548
UFP Technologies, Inc. *	86	1,982
United States Lime & Minerals, Inc. *	34	1,889
Universal Stainless & Alloy Products, Inc. *	115	3,717
US Concrete, Inc. *	109	2,382
US Silica Holdings, Inc.	285	9,924
Walter Energy, Inc.	517	8,215
Wausau Paper Corp.	522	6,107
Worthington Industries, Inc.	573	23,229
Zep, Inc.	47,306	940,916
Zoltek Cos., Inc. *	521	8,701

		7,642,788

Media 1.0%
Belo Corp., Class A	1,015	13,936
Carmike Cinemas, Inc. *	244	5,585
Central European Media Enterprises Ltd., Class A *	775	2,379
Crown Media Holdings, Inc., Class A *	678	2,251
Daily Journal Corp. *	16	2,367
Digital Generation, Inc. *	490	6,198
Entercom Communications Corp., Class A *	610	5,350
Entravision Communications Corp., Class A	301	2,029
Global Sources Ltd. *	270	2,022
Gray Television, Inc. *	475	4,014
Harte-Hanks, Inc.	611	4,870
Hemisphere Media Group, Inc. *	122	1,154
Journal Communications, Inc., Class A *	904	7,548
Lin Media LLC, Class A *	10,340	254,054
Live Nation Entertainment, Inc. *	1,712	33,281
Loral Space & Communications, Inc.	67	4,782
MDC Partners, Inc., Class A	60	1,850
Meredith Corp.	416	21,341
Morningstar, Inc.	10,755	863,519
National CineMedia, Inc.	417	7,306
Nexstar Broadcasting Group, Inc., Class A	390	17,312
ReachLocal, Inc. *	133	1,635
Reading International, Inc., Class A *	278	1,840
Rentrak Corp. *	82	3,074
Saga Communications, Inc., Class A	90	4,285
Scholastic Corp.	454	13,025
Sinclair Broadcast Group, Inc., Class A	18,853	604,427
The E.W. Scripps Co., Class A *	356	7,056
The New York Times Co., Class A	1,084	14,992
Valassis Communications, Inc.	476	13,023
World Wrestling Entertainment, Inc., Class A	170	2,202

		1,928,707

Pharmaceuticals, Biotechnology & Life Sciences 4.8%
ACADIA Pharmaceuticals, Inc. *	837	19,025
AcelRx Pharmaceuticals, Inc. *	200	1,344
Achillion Pharmaceuticals, Inc. *	1,151	2,889
Acorda Therapeutics, Inc. *	454	13,897
Aegerion Pharmaceuticals, Inc. *	3,410	282,416
Affymetrix, Inc. *	895	6,328
Akorn, Inc. *	28,192	576,244
Albany Molecular Research, Inc. *	150	1,965
Alnylam Pharmaceuticals, Inc. *	661	38,080
AMAG Pharmaceuticals, Inc. *	395	10,657
Ampio Pharmaceuticals, Inc. *	296	2,617
Anacor Pharmaceuticals, Inc. *	306	3,981
Arena Pharmaceuticals, Inc. *	3,046	13,372
ArQule, Inc. *	769	1,730
Array BioPharma, Inc. *	758	3,805
Auxilium Pharmaceuticals, Inc. *	21,998	378,586
AVANIR Pharmaceuticals, Inc., Class A *	1,614	6,537
AVEO Pharmaceuticals, Inc. *	805	1,666
BioDelivery Sciences International, Inc. *	653	3,428
Biotime, Inc. *	427	1,550
Bruker Corp. *	45,063	921,538
Cadence Pharmaceuticals, Inc. *	1,048	5,167
Cambrex Corp. *	360	6,055
Celldex Therapeutics, Inc. *	1,074	24,605
Cepheid, Inc. *	24,842	1,011,566
Charles River Laboratories International, Inc. *	34,400	1,692,824
Chelsea Therapeutics International Ltd. *	790	2,236
ChemoCentryx, Inc. *	121	599
Chimerix, Inc. *	76	1,151
Clovis Oncology, Inc. *	87	4,447
Cornerstone Therapeutics, Inc. *	192	1,818
Coronado Biosciences, Inc. *	709	1,184
Curis, Inc. *	1,600	6,384
Cytokinetics, Inc. *	140	841
Dendreon Corp. *	2,516	6,466
DepoMed, Inc. *	900	6,480
Durata Therapeutics, Inc. *	244	2,362
Dyax Corp. *	518	4,258
Dynavax Technologies Corp. *	2,128	2,617
Emergent Biosolutions, Inc. *	323	6,308
Enanta Pharmaceuticals, Inc. *	93	1,856
Endocyte, Inc. *	330	3,442
Enzon Pharmaceuticals, Inc.	1,693	2,506
Epizyme, Inc. *	62	2,376
Exact Sciences Corp. *	804	8,860
Exelixis, Inc. *	1,072	5,285
Fibrocell Science, Inc. *	274	1,014
Fluidigm Corp. *	308	9,702
Furiex Pharmaceuticals, Inc. *	49	1,916
Galena Biopharma, Inc. *	839	1,871
Genomic Health, Inc. *	321	9,604
GTx, Inc. *	259	443

See financial notes 21

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Halozyme Therapeutics, Inc. *	1,180	13,747
Harvard Bioscience, Inc. *	284	1,673
Hi-Tech Pharmacal Co., Inc.	157	6,765
Horizon Pharma, Inc. *	684	2,866
Hyperion Therapeutics, Inc. *	76	1,522
ICON plc *	34,750	1,405,290
Idenix Pharmaceuticals, Inc. *	816	2,685
ImmunoGen, Inc. *	1,054	17,349
Immunomedics, Inc. *	1,236	4,684
Impax Laboratories, Inc. *	470	9,522
Infinity Pharmaceuticals, Inc. *	426	5,772
Insmed, Inc. *	148	2,108
Intercept Pharmaceuticals, Inc. *	43	2,332
InterMune, Inc. *	1,022	14,400
Ironwood Pharmaceuticals, Inc. *	1,036	9,956
Isis Pharmaceuticals, Inc. *	1,187	39,492
Jazz Pharmaceuticals plc *	5,840	529,922
KaloBios Pharmaceuticals, Inc. *	334	1,339
Keryx Biopharmaceuticals, Inc. *	980	10,143
KYTHERA Biopharmaceuticals, Inc. *	64	2,861
Lexicon Pharmaceuticals, Inc. *	596	1,430
Ligand Pharmaceuticals, Inc., Class B *	80	4,141
Luminex Corp. *	628	12,246
MannKind Corp. *	1,746	8,538
Merrimack Pharmaceuticals, Inc. *	281	753
MiMedx Group, Inc. *	226	1,198
Momenta Pharmaceuticals, Inc. *	705	11,555
Nanosphere, Inc. *	501	977
Nektar Therapeutics *	1,261	11,992
Neurocrine Biosciences, Inc. *	1,108	10,460
NewLink Genetics Corp. *	75	1,256
Novavax, Inc. *	845	2,620
NPS Pharmaceuticals, Inc. *	1,172	33,730
Omeros Corp. *	332	3,320
OncoGenex Pharmaceutical, Inc. *	177	1,244
Opko Health, Inc. *	1,609	16,122
Orexigen Therapeutics, Inc. *	283	1,381
Osiris Therapeutics, Inc. *	165	2,196
OvaScience, Inc. *	118	1,141
Pacific Biosciences of California, Inc. *	687	2,824
Pacira Pharmaceuticals, Inc. *	7,285	367,965
PAREXEL International Corp. *	10,506	480,229
PDL Biopharma, Inc.	1,198	9,692
Portola Pharmaceuticals, Inc. *	79	1,750
Pozen, Inc. *	383	2,407
Progenics Pharmaceuticals, Inc. *	448	1,631
Prothena Corp. plc *	144	3,462
Puma Biotechnology, Inc. *	138	5,287
Questcor Pharmaceuticals, Inc.	560	34,367
Raptor Pharmaceutical Corp. *	744	10,699
Receptos, Inc. *	89	2,275
Repligen Corp. *	220	2,407
Repros Therapeutics, Inc. *	264	4,763
Rigel Pharmaceuticals, Inc. *	997	3,081
Sagent Pharmaceuticals, Inc. *	206	4,468
Salix Pharmaceuticals Ltd. *	4,950	355,163
Sangamo BioSciences, Inc. *	538	5,041
Santarus, Inc. *	773	18,034
Sarepta Therapeutics, Inc. *	320	12,461
SciClone Pharmaceuticals, Inc. *	344	1,627
Sequenom, Inc. *	1,119	2,148
Spectrum Pharmaceuticals, Inc.	1,177	10,110
Stemline Therapeutics, Inc. *	66	1,837
Sunesis Pharmaceuticals, Inc. *	329	1,648
Supernus Pharmaceuticals, Inc. *	327	2,312
Synageva BioPharma Corp. *	106	5,385
Synergy Pharmaceuticals, Inc. *	368	1,487
Synta Pharmaceuticals Corp. *	932	4,231
Targacept, Inc. *	850	4,038
TESARO, Inc. *	52	2,002
Tetraphase Pharmaceuticals, Inc. *	213	2,669
TG Therapeutics, Inc. *	269	971
The Medicines Co. *	9,972	338,250
Threshold Pharmaceuticals, Inc. *	1,100	4,774
Vanda Pharmaceuticals, Inc. *	218	1,561
Verastem, Inc. *	132	1,320
Vical, Inc. *	1,240	1,550
ViroPharma, Inc. *	792	30,745
VIVUS, Inc. *	1,499	14,076
Xenoport, Inc. *	356	1,862
XOMA Corp. *	1,300	5,863
ZIOPHARM Oncology, Inc. *	1,259	4,457

		9,111,555

Real Estate 4.3%
Acadia Realty Trust	578	15,415
AG Mortgage Investment Trust, Inc.	79	1,291
Agree Realty Corp.	205	6,472
Alexander & Baldwin, Inc. *	353	13,061
Alexander’s, Inc.	13	4,183
Altisource Residential Corp.	192	5,101
American Assets Trust, Inc.	432	14,381
American Capital Mortgage Investment Corp.	401	7,663
American Realty Capital Properties, Inc.	1,523	20,210
Anworth Mortgage Asset Corp.	1,734	8,514
Apollo Commercial Real Estate Finance, Inc.	505	8,136
Apollo Residential Mortgage, Inc.	306	4,608
Ares Commercial Real Estate Corp.	400	4,972
ARMOUR Residential REIT, Inc.	4,721	19,451
Ashford Hospitality Trust	944	12,329
Associated Estates Realty Corp.	410	6,289
AV Homes, Inc. *	99	1,891
Campus Crest Communities, Inc.	70,415	704,854
CapLease, Inc.	1,009	8,577
Capstead Mortgage Corp.	1,244	14,717
Cedar Realty Trust, Inc.	1,016	5,801
Chambers Street Properties	2,296	21,422
Chesapeake Lodging Trust	354	8,344
Colony Financial, Inc.	53,645	1,085,238
Consolidated-Tomoka Land Co.	43	1,613
Coresite Realty Corp.	342	11,094
Cousins Properties, Inc.	1,239	14,038
CubeSmart	1,521	27,789
CYS Investments, Inc.	2,209	18,754
DCT Industrial Trust, Inc.	2,844	22,041
DiamondRock Hospitality Co.	55,458	631,667
DuPont Fabros Technology, Inc.	773	19,209
Dynex Capital, Inc.	582	5,028

22 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EastGroup Properties, Inc.	304	19,353
Education Realty Trust, Inc.	58,565	535,284
EPR Properties	484	24,863
Equity One, Inc.	613	14,779
Excel Trust, Inc.	688	8,311
FelCor Lodging Trust, Inc. *	1,063	7,143
First Industrial Realty Trust, Inc.	1,384	25,009
First Potomac Realty Trust	864	10,619
Forestar Group, Inc. *	464	10,361
Franklin Street Properties Corp.	1,246	16,447
Getty Realty Corp.	550	10,549
Gladstone Commercial Corp.	236	4,460
Glimcher Realty Trust	1,953	20,018
Government Properties Income Trust	544	13,301
Gramercy Property Trust, Inc. *	1,200	5,484
Healthcare Realty Trust, Inc.	1,087	26,099
Hersha Hospitality Trust	1,259	7,139
Highwoods Properties, Inc.	1,077	41,572
Hudson Pacific Properties, Inc.	611	12,642
Inland Real Estate Corp.	1,250	13,363
Invesco Mortgage Capital, Inc.	1,531	23,654
Investors Real Estate Trust	823	7,094
iStar Financial, Inc. *	1,010	12,756
JAVELIN Mortgage Investment Corp.	342	4,060
Kennedy-Wilson Holdings, Inc.	329	6,593
LaSalle Hotel Properties	60,062	1,864,925
Lexington Realty Trust	1,679	19,644
LTC Properties, Inc.	485	19,133
Medical Properties Trust, Inc.	1,708	22,272
Monmouth Real Estate Investment Corp., Class A	752	6,933
National Health Investors, Inc.	250	15,630
New Residential Investment Corp.	2,023	13,372
New York Mortgage Trust, Inc.	1,050	6,741
NorthStar Realty Finance Corp.	2,445	22,812
Parkway Properties, Inc.	352	6,375
Pebblebrook Hotel Trust	561	16,942
Pennsylvania Real Estate Investment Trust	629	11,404
PennyMac Mortgage Investment Trust	872	20,117
Physicians Realty Trust	23,060	289,634
Potlatch Corp.	420	17,149
PS Business Parks, Inc.	150	12,224
RAIT Financial Trust	1,484	11,204
Ramco-Gershenson Properties Trust	811	13,187
Redwood Trust, Inc.	48,306	846,321
Resource Capital Corp.	1,460	8,979
Retail Opportunity Investments Corp.	927	13,720
RLJ Lodging Trust	1,418	35,819
Rouse Properties, Inc.	488	9,867
Ryman Hospitality Properties, Inc.	602	22,220
Sabra Health Care REIT, Inc.	591	15,898
Saul Centers, Inc.	205	9,635
Select Income REIT	100	2,755
Silver Bay Realty Trust Corp.	373	5,767
Sovran Self Storage, Inc.	372	28,454
STAG Industrial, Inc.	367	7,674
Strategic Hotels & Resorts, Inc. *	1,973	17,165
Summit Hotel Properties, Inc.	103,460	950,797
Sun Communities, Inc.	354	15,778
Sunstone Hotel Investors, Inc.	1,913	25,347
Tejon Ranch Co. *	159	5,886
Terreno Realty Corp.	299	5,316
The Geo Group, Inc.	771	27,193
UMH Properties, Inc.	287	2,887
Universal Health Realty Income Trust	106	4,656
Urstadt Biddle Properties, Inc., Class A	224	4,422
Washington Real Estate Investment Trust	491	12,869
Western Asset Mortgage Capital Corp.	133	2,143
Whitestone REIT	404	5,571
Winthrop Realty Trust	146	1,718

		8,113,661

Retailing 5.2%
Aeropostale, Inc. *	1,044	9,699
America’s Car-Mart, Inc. *	38	1,738
ANN, Inc. *	555	19,625
Asbury Automotive Group, Inc. *	434	20,854
Ascena Retail Group, Inc. *	63,300	1,252,707
Barnes & Noble, Inc. *	342	4,833
Bebe Stores, Inc.	766	4,619
Blue Nile, Inc. *	112	4,600
Body Central Corp. *	174	974
Brown Shoe Co., Inc.	497	11,153
Chico’s FAS, Inc.	52,134	894,098
Christopher & Banks Corp. *	284	1,639
Conn’s, Inc. *	161	9,731
Core-Mark Holding Co., Inc.	105	7,427
Destination Maternity Corp.	197	6,154
Express, Inc. *	813	18,870
Five Below, Inc. *	11,460	553,060
Francesca’s Holdings Corp. *	16,564	297,986
Fred’s, Inc., Class A	62,510	1,012,662
Genesco, Inc. *	257	17,504
Gordmans Stores, Inc.	128	1,267
Group 1 Automotive, Inc.	250	16,000
hhgregg, Inc. *	110	1,706
Hibbett Sports, Inc. *	290	16,916
HSN, Inc.	417	21,851
Jos. A. Bank Clothiers, Inc. *	408	19,576
Kirkland’s, Inc. *	300	5,325
Lithia Motors, Inc., Class A	246	15,461
Lumber Liquidators Holdings, Inc. *	321	36,655
Monro Muffler Brake, Inc.	21,422	985,412
Nutrisystem, Inc.	158	2,970
Office Depot, Inc. *	2,606	14,568
OfficeMax, Inc.	1,012	15,160
Orbitz Worldwide, Inc. *	221	2,042
Penske Automotive Group, Inc.	498	19,731
PetMed Express, Inc.	284	4,215
Pier 1 Imports, Inc.	991	20,692
Pool Corp.	19,076	1,037,353
RadioShack Corp. *	543	1,526
Rent-A-Center, Inc.	485	16,606
Restoration Hardware Holdings, Inc. *	122	8,508
Saks, Inc. *	1,056	16,885
Select Comfort Corp. *	587	10,754
Shoe Carnival, Inc.	70	1,819
Shutterfly, Inc. *	460	22,604
Sonic Automotive, Inc., Class A	10,751	239,532

See financial notes 23

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Stage Stores, Inc.	39,686	819,516
Stein Mart, Inc.	616	9,098
Systemax, Inc.	178	1,691
The Bon-Ton Stores, Inc.	370	4,237
The Buckle, Inc.	280	13,703
The Cato Corp., Class A	40,486	1,213,365
The Children’s Place Retail Stores, Inc. *	270	14,739
The Finish Line, Inc., Class A	661	16,551
The Men’s Wearhouse, Inc.	598	25,295
The Pep Boys - Manny, Moe & Jack *	705	9,123
Tilly’s, Inc., Class A *	145	2,111
Trans World Entertainment Corp.	344	1,490
Tuesday Morning Corp. *	543	7,683
ValueVision Media, Inc., Class A *	338	1,805
Vitacost.com, Inc. *	446	3,528
Vitamin Shoppe, Inc. *	384	18,013
VOXX International Corp. *	301	4,669
West Marine, Inc. *	151	1,844
Weyco Group, Inc.	68	1,954
Winmark Corp.	26	1,903
Zale Corp. *	197	3,079
Zumiez, Inc. *	28,117	833,388

		9,713,852

Semiconductors & Semiconductor Equipment 1.3%
Advanced Energy Industries, Inc. *	466	9,730
Alpha & Omega Semiconductor Ltd. *	218	1,604
Ambarella, Inc. *	102	2,096
Amkor Technology, Inc. *	1,019	5,411
Applied Micro Circuits Corp. *	734	8,558
ATMI, Inc. *	546	14,928
Brooks Automation, Inc.	992	9,563
Cabot Microelectronics Corp. *	357	14,598
Cavium, Inc. *	22,417	903,629
CEVA, Inc. *	286	4,098
Cirrus Logic, Inc. *	607	13,615
Cypress Semiconductor Corp. *	1,129	10,477
Diodes, Inc. *	365	8,840
DSP Group, Inc. *	206	1,535
Entegris, Inc. *	1,145	11,851
Entropic Communications, Inc. *	936	4,006
FormFactor, Inc. *	1,000	5,220
GSI Technology, Inc. *	525	3,686
GT Advanced Technologies, Inc. *	983	7,373
Hittite Microwave Corp. *	339	21,659
Inphi Corp. *	480	7,075
Integrated Device Technology, Inc. *	1,097	11,672
International Rectifier Corp. *	777	20,233
Intersil Corp., Class A	1,102	12,298
IXYS Corp.	155	1,803
Kopin Corp. *	1,298	4,764
Lattice Semiconductor Corp. *	1,055	5,412
LTX-Credence Corp. *	900	5,517
MaxLinear, Inc., Class A *	247	2,139
Micrel, Inc.	11,770	108,284
Microsemi Corp. *	11,014	276,782
Mindspeed Technologies, Inc. *	1,088	3,144
MKS Instruments, Inc.	523	15,502
Monolithic Power Systems, Inc.	539	17,162
Nanometrics, Inc. *	425	7,897
NVE Corp. *	36	1,921
OmniVision Technologies, Inc. *	41,699	584,203
PDF Solutions, Inc. *	270	6,202
Photronics, Inc. *	432	3,629
PLX Technology, Inc. *	904	5,460
PMC-Sierra, Inc. *	1,362	7,995
Power Integrations, Inc.	409	23,493
Rambus, Inc. *	947	8,277
RF Micro Devices, Inc. *	2,375	12,469
Rubicon Technology, Inc. *	163	1,402
Rudolph Technologies, Inc. *	600	6,360
Semtech Corp. *	713	22,181
Sigma Designs, Inc. *	800	4,352
Silicon Image, Inc. *	1,158	6,080
Spansion, Inc., Class A *	809	9,684
SunEdison, Inc. *	2,744	25,519
SunPower Corp. *	527	15,910
Supertex, Inc.	69	1,760
Synaptics, Inc. *	343	15,949
Tessera Technologies, Inc.	654	12,439
TriQuint Semiconductor, Inc. *	1,424	11,292
Ultratech, Inc. *	231	5,495
Veeco Instruments, Inc. *	395	11,538

		2,365,771

Software & Services 6.7%
Accelrys, Inc. *	1,102	10,304
ACI Worldwide, Inc. *	341	18,796
Actuate Corp. *	877	7,025
Acxiom Corp. *	606	20,137
Advent Software, Inc.	481	16,138
American Software, Inc., Class A	406	3,552
Angie’s List, Inc. *	432	6,087
Aspen Technology, Inc. *	17,786	679,959
AVG Technologies NV *	46,230	929,223
Bankrate, Inc. *	551	9,279
Bazaarvoice, Inc. *	185	1,735
Blackbaud, Inc.	615	22,140
Blucora, Inc. *	440	10,397
Bottomline Technologies, Inc. *	560	17,595
Brightcove, Inc. *	16,235	247,908
BroadSoft, Inc. *	386	12,630
CACI International, Inc., Class A *	168	12,093
Callidus Software, Inc. *	675	6,986
Carbonite, Inc. *	132	1,748
Cardtronics, Inc. *	17,415	683,539
Cass Information Systems, Inc.	37	2,121
CIBER, Inc. *	1,423	4,625
CommVault Systems, Inc. *	14,901	1,163,470
comScore, Inc. *	464	12,398
Comverse, Inc. *	197	6,221
Constant Contact, Inc. *	187	4,845
Convergys Corp.	796	15,713
Cornerstone OnDemand, Inc. *	480	22,738
CoStar Group, Inc. *	325	57,522
CSG Systems International, Inc.	200	5,572
Dealertrack Technologies, Inc. *	360	13,428
Demandware, Inc. *	42	2,077
Dice Holdings, Inc. *	775	5,719
Digimarc Corp.	79	1,664
Digital River, Inc. *	679	12,113

24 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EarthLink, Inc.	768	3,886
Ebix, Inc.	353	4,017
eGain Corp. *	198	2,273
Ellie Mae, Inc. *	167	4,826
Envestnet, Inc. *	355	12,886
EPAM Systems, Inc. *	3,443	129,009
EPIQ Systems, Inc.	706	10,562
ePlus, Inc.	28	1,522
Euronet Worldwide, Inc. *	523	22,698
EVERTEC, Inc.	78	1,830
ExlService Holdings, Inc. *	9,860	285,053
Fair Isaac Corp.	462	26,463
FleetMatics Group plc *	10,840	344,170
Forrester Research, Inc.	27,439	1,064,908
Global Cash Access Holdings, Inc. *	785	6,515
Global Eagle Entertainment, Inc. *	80,360	818,065
Guidewire Software, Inc. *	452	22,925
Heartland Payment Systems, Inc.	425	17,191
Higher One Holdings, Inc. *	570	4,531
iGATE Corp. *	257	8,183
Imperva, Inc. *	90	3,451
Infoblox, Inc. *	12,357	549,269
Interactive Intelligence Group, Inc. *	204	12,536
Internap Network Services Corp. *	8,989	65,350
IntraLinks Holdings, Inc. *	807	8,385
j2 Global, Inc.	490	26,940
Jive Software, Inc. *	97	1,056
Liquidity Services, Inc. *	238	6,214
LivePerson, Inc. *	24,403	227,924
LogMeIn, Inc. *	331	10,691
Manhattan Associates, Inc. *	221	23,539
ManTech International Corp., Class A	165	4,610
Marketo, Inc. *	77	2,600
MAXIMUS, Inc.	23,656	1,146,133
Mentor Graphics Corp.	1,019	22,500
MicroStrategy, Inc., Class A *	122	14,883
Millennial Media, Inc. *	197	1,385
Mitek Systems, Inc. *	320	1,693
ModusLink Global Solutions, Inc. *	891	3,671
MoneyGram International, Inc. *	348	7,346
Monotype Imaging Holdings, Inc.	481	13,574
Monster Worldwide, Inc. *	941	4,065
Move, Inc. *	581	9,860
Net Element International, Inc. *	295	1,395
NetScout Systems, Inc. *	369	10,450
NIC, Inc.	599	14,747
NICE Systems Ltd. ADR	10,250	401,595
OpenTable, Inc. *	7,848	545,279
Pegasystems, Inc.	340	12,940
Perficient, Inc. *	168	3,039
Progress Software Corp. *	541	14,044
Proofpoint, Inc. *	13,361	422,742
PROS Holdings, Inc. *	257	9,085
PTC, Inc. *	1,218	33,763
QAD, Inc., Class A	148	2,208
Qlik Technologies, Inc. *	1,050	26,607
Qualys, Inc. *	152	3,162
QuinStreet, Inc. *	551	4,898
RealPage, Inc. *	505	12,388
Reis, Inc. *	91	1,637
Responsys, Inc. *	433	7,075
Rosetta Stone, Inc. *	128	1,943
Sapiens International Corp. N.V.	293	1,890
Sapient Corp. *	1,309	20,695
SciQuest, Inc. *	370	8,081
SeaChange International, Inc. *	550	7,804
ServiceSource International, Inc. *	546	5,908
SPS Commerce, Inc. *	72	4,907
SS&C Technologies Holdings, Inc. *	511	20,082
Stamps.com, Inc. *	166	7,543
Sykes Enterprises, Inc. *	329	6,159
Synchronoss Technologies, Inc. *	435	15,060
Syntel, Inc.	187	16,052
Take-Two Interactive Software, Inc. *	938	16,800
Tangoe, Inc. *	17,750	339,025
TechTarget, Inc. *	391	1,963
TeleNav, Inc. *	470	3,407
TeleTech Holdings, Inc. *	251	6,644
The Active Network, Inc. *	820	11,841
The Hackett Group, Inc.	327	2,328
The Ultimate Software Group, Inc. *	293	45,263
TiVo, Inc. *	1,233	16,387
Travelzoo, Inc. *	203	4,371
Trulia, Inc. *	169	6,755
Tyler Technologies, Inc. *	7,461	721,553
Unisys Corp. *	582	15,336
United Online, Inc. *	776	6,705
ValueClick, Inc. *	801	15,387
VASCO Data Security International, Inc. *	391	2,936
Verint Systems, Inc. *	17,267	630,591
VirnetX Holding Corp. *	369	8,022
Virtusa Corp. *	27	839
VistaPrint N.V. *	301	16,269
Vocus, Inc. *	319	2,759
Vringo, Inc. *	563	1,588
Web.com Group, Inc. *	624	16,817
WebMD Health Corp. *	387	13,630
WEX, Inc. *	477	44,528
XO Group, Inc. *	322	4,469
Xoom Corp. *	74	2,202
Yelp, Inc. *	356	24,119
Zillow, Inc., Class A *	220	17,519
Zix Corp. *	1,200	4,896

		12,654,812

Technology Hardware & Equipment 4.9%
ADTRAN, Inc.	544	12,773
Aeroflex Holding Corp. *	348	2,697
Agilysys, Inc. *	137	1,610
Anaren, Inc. *	131	3,272
Anixter International, Inc. *	285	24,365
ARRIS Group, Inc. *	1,232	22,004
Aruba Networks, Inc. *	22,389	420,018
Aviat Networks, Inc. *	1,283	2,643
Avid Technology, Inc. *	773	5,759
Badger Meter, Inc.	136	7,073
Bel Fuse, Inc., Class B	120	2,525
Belden, Inc.	37,306	2,509,202
Benchmark Electronics, Inc. *	401	9,115
Black Box Corp.	134	3,355
CalAmp Corp. *	22,041	518,625
Calix, Inc. *	848	8,624

See financial notes 25

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Checkpoint Systems, Inc. *	467	7,948
Ciena Corp. *	1,254	29,181
Cognex Corp.	862	26,938
Coherent, Inc.	10,404	688,641
Comtech Telecommunications Corp.	372	11,167
Cray, Inc. *	415	9,279
Daktronics, Inc.	790	9,448
Datalink Corp. *	156	1,602
Diebold, Inc.	31,200	934,752
DTS, Inc. *	346	6,920
Electro Rent Corp.	245	4,444
Electro Scientific Industries, Inc.	263	3,151
Electronics for Imaging, Inc. *	400	13,724
Emulex Corp. *	794	5,979
Extreme Networks, Inc. *	1,418	7,600
Fabrinet *	249	4,168
FARO Technologies, Inc. *	117	5,558
FEI Co.	463	41,244
Finisar Corp. *	1,149	26,438
Fusion-io, Inc. *	445	4,784
Globecomm Systems, Inc. *	349	4,896
GSI Group, Inc. *	370	3,693
Harmonic, Inc. *	788	5,760
Hutchinson Technology, Inc. *	679	2,526
Imation Corp. *	950	4,418
Immersion Corp. *	129	1,641
Infinera Corp. *	962	9,822
Insight Enterprises, Inc. *	288	6,068
InterDigital, Inc.	486	18,833
InvenSense, Inc. *	666	11,249
Itron, Inc. *	317	13,526
Ixia *	24,652	349,565
KEMET Corp. *	1,092	6,192
KVH Industries, Inc. *	129	1,772
Littelfuse, Inc.	273	23,213
Maxwell Technologies, Inc. *	653	4,898
Measurement Specialties, Inc. *	130	7,245
Mercury Systems, Inc. *	600	5,532
Mesa Laboratories, Inc.	31	2,159
Methode Electronics, Inc.	461	11,792
MTS Systems Corp.	8,424	550,256
Multi-Fineline Electronix, Inc. *	162	2,172
NETGEAR, Inc. *	11,996	345,005
Newport Corp. *	655	10,395
Numerex Corp., Class A *	148	1,748
Oplink Communications, Inc. *	255	4,654
OSI Systems, Inc. *	237	17,263
Park Electrochemical Corp.	140	3,927
ParkerVision, Inc. *	408	1,118
PC Connection, Inc.	112	2,239
PC-Tel, Inc.	222	2,045
Plantronics, Inc.	482	20,697
Plexus Corp. *	494	18,910
Procera Networks, Inc. *	410	5,802
QLogic Corp. *	849	10,485
Quantum Corp. *	1,535	1,903
RealD, Inc. *	770	5,328
Rofin-Sinar Technologies, Inc. *	393	10,316
Rogers Corp. *	112	6,828
Ruckus Wireless, Inc. *	22,003	319,043
Sanmina Corp. *	993	14,458
ScanSource, Inc. *	23,406	900,195
ShoreTel, Inc. *	692	5,501
Silicon Graphics International Corp. *	411	5,248
Sonus Networks, Inc. *	1,630	4,890
Speed Commerce, Inc. *	612	2,246
Super Micro Computer, Inc. *	549	7,642
Symmetricom, Inc. *	431	3,090
SYNNEX Corp. *	277	16,980
Tech Data Corp. *	2,591	134,887
Tellabs, Inc.	2,907	7,093
TESSCO Technologies, Inc.	65	2,303
TTM Technologies, Inc. *	856	7,490
Ubiquiti Networks, Inc.	99	3,819
Universal Display Corp. *	554	17,673
ViaSat, Inc. *	418	27,638
Vishay Precision Group, Inc. *	109	1,788
Zebra Technologies Corp., Class A *	16,300	787,453
Zygo Corp. *	108	1,668

		9,183,622

Telecommunication Services 0.8%
8x8, Inc. *	24,522	281,022
Atlantic Tele-Network, Inc.	34	1,884
Cincinnati Bell, Inc. *	1,476	4,221
Cogent Communications Group, Inc.	575	20,200
Consolidated Communications Holdings, Inc.	423	7,881
Fairpoint Communications, Inc. *	420	3,923
General Communication, Inc., Class A *	408	3,880
Hawaiian Telcom Holdco, Inc. *	69	1,834
HickoryTech Corp.	160	2,141
IDT Corp., Class B	265	5,801
inContact, Inc. *	157,140	1,192,693
Inteliquent, Inc.	360	4,626
Iridium Communications, Inc. *	770	4,643
Leap Wireless International, Inc. *	861	13,862
Lumos Networks Corp.	101	2,223
NII Holdings, Inc. *	972	3,344
NTELOS Holdings Corp.	106	2,018
Premiere Global Services, Inc. *	922	8,307
Shenandoah Telecommunications Co.	99	2,745
Straight Path Communications, Inc., Class B *	132	721
USA Mobility, Inc.	257	3,834
Vonage Holdings Corp. *	1,000	3,730

		1,575,533

Transportation 1.9%
Air Transport Services Group, Inc. *	834	6,038
Allegiant Travel Co.	131	13,659
Arkansas Best Corp.	453	12,399
Atlas Air Worldwide Holdings, Inc. *	22,244	823,695
Echo Global Logistics, Inc. *	281	5,173
Forward Air Corp.	462	18,702
Hawaiian Holdings, Inc. *	940	7,755
Heartland Express, Inc.	900	12,924
Hub Group, Inc., Class A *	309	11,350
International Shipholding Corp.	71	1,762
JetBlue Airways Corp. *	2,129	15,095
Knight Transportation, Inc.	249	4,226

26 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Landstar System, Inc.	14,237	787,164
Matson, Inc.	243	6,583
Pacer International, Inc. *	762	6,081
Park-Ohio Holdings Corp. *	53	2,195
Patriot Transportation Holding, Inc. *	56	2,070
Quality Distribution, Inc. *	198	2,035
Republic Airways Holdings, Inc. *	835	9,836
Roadrunner Transportation Systems, Inc. *	377	9,991
Saia, Inc. *	142	4,619
SkyWest, Inc.	318	4,783
Spirit Airlines, Inc. *	509	21,963
Swift Transportation Co. *	1,155	25,167
Universal Truckload Services, Inc.	73	1,946
US Airways Group, Inc. *	55,279	1,214,480
Uti Worldwide, Inc.	40,666	618,123
Werner Enterprises, Inc.	439	10,167
Wesco Aircraft Holdings, Inc. *	138	2,528
XPO Logistics, Inc. *	248	5,005

		3,667,514

Utilities 2.2%
ALLETE, Inc.	473	23,901
American States Water Co.	458	13,044
Artesian Resources Corp., Class A	77	1,763
Atlantic Power Corp.	1,045	4,692
Atmos Energy Corp.	18,100	801,287
Avista Corp.	534	14,840
Black Hills Corp.	521	26,425
California Water Service Group	444	9,679
Chesapeake Utilities Corp.	37	2,013
Cleco Corp.	650	30,121
Connecticut Water Service, Inc.	59	1,891
Delta Natural Gas Co., Inc.	78	1,741
Dynegy, Inc. *	908	17,642
El Paso Electric Co.	450	15,826
Genie Energy Ltd., Class B *	176	1,818
IDACORP, Inc.	546	28,174
MGE Energy, Inc.	177	9,967
Middlesex Water Co.	87	1,803
New Jersey Resources Corp.	7,329	337,354
Northwest Natural Gas Co.	21,691	942,040
NorthWestern Corp.	321	14,715
NRG Yield, Inc., Class A *	106	3,755
Ormat Technologies, Inc.	384	10,011
Otter Tail Corp.	409	12,200
Piedmont Natural Gas Co., Inc.	726	24,786
PNM Resources, Inc.	772	18,466
Portland General Electric Co.	1,003	28,786
SJW Corp.	65	1,835
South Jersey Industries, Inc.	425	25,309
Southwest Gas Corp.	511	27,727
The Empire District Electric Co.	430	9,671
The Laclede Group, Inc.	11,278	530,855
UIL Holdings Corp.	680	26,194
UNS Energy Corp.	13,211	653,680
WGL Holdings, Inc.	11,175	502,987
York Water Co.	254	5,260

		4,182,258

Total Common Stock
(Cost $139,348,839)		175,847,188

Other Investment Companies 7.1% of net assets

Equity Funds 3.2%
iShares Russell 2000 ETF	784	85,636
iShares Russell Mid-Cap ETF	41,700	6,003,549

		6,089,185

Money Market Fund 3.9%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (c)	7,386,309	7,386,309

Total Other Investment Companies
(Cost $13,356,726)		13,475,494

Rights 0.0% of net assets

Banks 0.0%
Peapack-Gladstone Financial Corp. (d)(e)*	101	—

Consumer Services 0.0%
Caesars Entertainment Corp. (d)(e)*	385	—

Total Rights
(Cost $—)		—

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (d)(e)*	129	—

Total Warrants
(Cost $—)		—

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.00%, 12/19/13 (a)(b)	100,000	100,000
0.01%, 12/05/13 (a)(b)	27,000	27,000
0.01%, 12/19/13 (a)(b)	175,000	174,999

See financial notes 27

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
0.07%, 12/19/13 (a)(b)	50,000	49,995

Total Short-Term Investments
(Cost $351,994)		351,994

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $153,768,184 and the unrealized appreciation and depreciation were $40,011,568 and ($4,105,076), respectively, with a net unrealized appreciation of $35,906,492.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $818,528 or 0.4% of net assets.

ADR —	American Depositary Receipt
ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	17	1,866,260	94,995

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$175,847,188	$—	$—	$175,847,188
Other Investment Companies[1]	13,475,494	—	—	13,475,494
Short-Term Investments[1]	—	351,994	—	351,994
Rights[1]	—	—	—	—
Warrants[1]	—	—	—	—

Total	$189,322,682	$351,994	$—	$189,674,676

Other Financial Instruments
Futures Contract[2]	$94,995	$—	$—	$94,995

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$1,808	$—	($357)	$—	$—	$—	($1,451)	$—

Total	$1,808	$—	($357)	$—	$—	$—	($1,451)	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 3 to Level 1 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

28 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $153,057,559)		$189,674,676
Cash		28
Receivables:
Investments sold		1,109,104
Dividends		65,388
Fund shares sold		22,070
Interest		4
Prepaid expenses	+	7,321

Total assets		190,878,591

Liabilities

Payables:
Investments bought		2,044,838
Investment adviser and administrator fees		14,311
Shareholder service fees		1,986
Fund shares redeemed		125,688
Variation margin on futures contracts		14,620
Accrued expenses	+	49,311

Total liabilities		2,250,754

Net Assets

Total assets		190,878,591
Total liabilities	−	2,250,754

Net assets		$188,627,837

Net Assets by Source
Capital received from investors		176,224,718
Net investment loss		(1,053,254)
Net realized capital losses		(23,255,739)
Net unrealized capital appreciation		36,712,112

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$75,836,417		4,388,344		$17.28
Select Shares	$112,791,420		6,424,957		$17.56

See financial notes 29

 Laudus Small-Cap MarketMasters Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $7,686)		$2,036,769
Interest	+	1,250

Total investment income		2,038,019

Expenses

Investment adviser and administrator fees		2,020,472
Shareholder service fees:
Investor Shares		170,868
Select Shares		183,799
Portfolio accounting fees		85,228
Professional fees		48,555
Transfer agent fees		47,247
Custodian fees		40,514
Shareholder reports		36,042
Registration fees		32,518
Independent trustees’ fees		8,161
Interest expense		238
Other expenses	+	5,490

Total expenses		2,679,132
Expense reduction by CSIM and its affiliates	−	501,836
Custody credits	−	8

Net expenses	−	2,177,288

Net investment loss		(139,269)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		28,209,487
Net realized gains on futures contracts		865,900
Net realized gains on foreign currency transactions	+	162

Net realized gains		29,075,549
Net change in unrealized appreciation on investments		18,123,973
Net change in unrealized appreciation on futures contracts	+	300,357

Net change in unrealized appreciation	+	18,424,330

Net realized and unrealized gains		47,499,879

Increase in net assets resulting from operations		$47,360,610

30 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment loss		($139,269)	($1,094,267)
Net realized gains		29,075,549	17,333,546
Net change in unrealized appreciation (depreciation)	+	18,424,330	(10,805,359)

Increase in net assets from operations		$47,360,610	$5,433,920

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		122,198	$1,904,239	481,008	$6,525,131
Select Shares	+	1,026,670	15,859,002	1,179,826	15,072,446

Total shares sold		1,148,868	$17,763,241	1,660,834	$21,597,577

Shares Redeemed
Investor Shares		(669,973)	($10,039,749)	(745,538)	($9,511,650)
Select Shares	+	(1,210,604)	(19,403,597)	(12,619,122)	(146,015,616)

Total shares redeemed		(1,880,577)	($29,443,346)	(13,364,660)	($155,527,266)

Net transactions in fund shares		(731,709)	($11,680,105)	(11,703,826)	($133,929,689)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,545,010	$152,947,332	23,248,836	$281,443,101
Total increase or decrease	+	(731,709)	35,680,505	(11,703,826)	(128,495,769)

End of period		10,813,301	$188,627,837	11,545,010	$152,947,332

Net investment loss			($1,053,254)		($899,903)

See financial notes 31

Laudus International MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
Investor Shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	19.03	17.45	18.36	15.04	11.78

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.16	0.09	0.14
Net realized and unrealized gains (losses)	4.85	1.52	(0.85)	3.41	3.63

Total from investment operations	5.08	1.73	(0.69)	3.50	3.77
Less distributions:
Distributions from net investment income	(0.43)	(0.15)	(0.22)	(0.18)	(0.51)

Net asset value at end of period	23.68	19.03	17.45	18.36	15.04

Total return (%)	27.23	10.05	(3.87)	23.47	33.64

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.53 [1]	1.59	1.60	1.62
Gross operating expenses	1.60	1.62	1.60	1.62	1.63
Net investment income (loss)	1.10	1.19	0.80	0.53	0.95
Portfolio turnover rate	65	68	78	83	96
Net assets, end of period ($ x 1,000,000)	675	592	665	849	931

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
Select Shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	19.03	17.46	18.38	15.05	11.80

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.25	0.19	0.10	0.15
Net realized and unrealized gains (losses)	4.83	1.50	(0.86)	3.43	3.64

Total from investment operations	5.11	1.75	(0.67)	3.53	3.79
Less distributions:
Distributions from net investment income	(0.46)	(0.18)	(0.25)	(0.20)	(0.54)

Net asset value at end of period	23.68	19.03	17.46	18.38	15.05

Total return (%)	27.43	10.20	(3.76)	23.68	33.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.25	1.37 [1]	1.45	1.48 [2]	1.47
Gross operating expenses	1.44	1.47	1.47	1.50	1.58
Net investment income (loss)	1.26	1.40	0.99	0.69	1.08
Portfolio turnover rate	65	68	78	83	96
Net assets, end of period ($ x 1,000,000)	1,590	1,062	961	948	630

1 Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
2 The ratio of net operating expenses would have been 1.47% if certain non-routine expenses had not been incurred.

32 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

94.0%	Common Stock	1,603,354,249	2,128,971,390
0.3%	Preferred Stock	5,886,941	6,120,319
5.0%	Other Investment Company	114,088,179	114,088,179
0.0%	Rights	35,341	37,011
0.2%	Short-Term Investments	4,849,957	4,849,957

99.5%	Total Investments	1,728,214,667	2,254,066,856
0.5%	Other Assets and Liabilities, Net		11,049,228

100.0%	Net Assets		2,265,116,084

	Number	Value
Security	of Shares	($)

Common Stock 94.0% of net assets

Australia 4.8%

Banks 0.3%
Australia & New Zealand Banking Group Ltd.	42,771	1,368,687
Bendigo & Adelaide Bank Ltd.	6,444	66,340
Commonwealth Bank of Australia	24,782	1,784,366
National Australia Bank Ltd.	36,538	1,221,131
Westpac Banking Corp.	48,304	1,568,293

		6,008,817

Capital Goods 0.4%
Leighton Holdings Ltd.	2,271	38,472
Monadelphous Group Ltd.	509,150	8,736,284

		8,774,756

Commercial & Professional Supplies 0.1%
ALS Ltd.	5,060	47,866
Brambles Ltd.	23,345	204,940
Seek Ltd.	4,000	49,141
Transfield Services Ltd.	2,260,626	2,851,242

		3,153,189

Consumer Services 0.5%
Crown Ltd.	6,204	98,906
Echo Entertainment Group Ltd.	12,297	30,863
Flight Centre Ltd.	123,358	6,056,052
Invocare Ltd.	429,546	4,448,893
TABCORP Holdings Ltd.	10,270	34,931
Tatts Group Ltd.	22,383	66,462

		10,736,107

Diversified Financials 0.0%
ASX Ltd.	2,806	97,468
FlexiGroup Ltd.	136,543	607,648
Macquarie Group Ltd.	4,847	233,139

		938,255

Energy 0.0%
Caltex Australia Ltd.	2,024	35,366
Origin Energy Ltd.	16,850	232,942
Santos Ltd.	14,656	209,757
Whitehaven Coal Ltd. *	6,829	10,461
Woodside Petroleum Ltd.	10,320	378,330
WorleyParsons Ltd.	3,314	69,010

		935,866

Food & Staples Retailing 0.1%
Metcash Ltd.	14,377	45,498
Wesfarmers Ltd. *	15,554	631,165
Woolworths Ltd.	19,039	627,838

		1,304,501

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	8,985	109,493
Treasury Wine Estates Ltd.	9,858	43,780

		153,273

Health Care Equipment & Services 0.0%
Cochlear Ltd.	852	47,339
Ramsay Health Care Ltd.	1,970	72,318
Sonic Healthcare Ltd.	5,555	84,798

		204,455

Insurance 0.7%
AMP Ltd.	3,172,735	14,216,831
Insurance Australia Group Ltd.	32,789	191,485
QBE Insurance Group Ltd.	18,204	254,934
Suncorp Group Ltd.	20,038	252,667

		14,915,917

Materials 1.0%
Alumina Ltd. *	36,590	35,575
Amcor Ltd.	18,052	184,932
BHP Billiton Ltd.	49,777	1,759,785
BHP Billiton Ltd. ADR	86,675	6,127,056
Boral Ltd.	10,945	51,071
DuluxGroup Ltd.	161,850	788,164
Fortescue Metals Group Ltd.	21,499	105,439
Iluka Resources Ltd.	6,278	60,937
Incitec Pivot Ltd.	26,096	65,656
Newcrest Mining Ltd.	11,930	115,681
Orica Ltd.	674,162	13,421,391
Rio Tinto Ltd.	6,818	410,254

		23,125,941

Media 0.0%
REA Group Ltd.	18,461	724,554

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	56,905	3,740,644

Real Estate 1.2%
CFS Retail Property Trust Group	32,493	63,592
Charter Hall Retail REIT	1,645,358	6,281,891
Commonwealth Property Office Fund	11,902,377	13,465,916
Dexus Property Group	72,559	74,360

See financial notes 33

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Federation Centres Ltd.	22,668	53,198
Goodman Group	25,244	120,641
GPT Group	30,770	107,242
Lend Lease Group	8,133	87,705
Mirvac Group	51,235	84,228
Shopping Centres Australasia Property Group	3,392,393	5,108,890
Stockland	32,727	124,040
Westfield Group	32,509	332,681
Westfield Retail Trust	45,683	133,282

		26,037,666

Retailing 0.0%
Harvey Norman Holdings Ltd.	7,965	24,509
Super Retail Group Ltd.	37,367	473,327

		497,836

Software & Services 0.0%
Computershare Ltd.	6,665	67,639

Telecommunication Services 0.3%
Telstra Corp., Ltd.	1,394,000	6,821,222

Transportation 0.0%
Asciano Ltd.	14,625	80,318
Aurizon Holdings Ltd.	33,984	153,837
Qantas Airways Ltd. *	16,643	19,567
Sydney Airport	1,870	7,406
Toll Holdings Ltd.	10,116	55,110
Transurban Group	20,579	138,051

		454,289

Utilities 0.0%
AGL Energy Ltd.	8,346	123,292
APA Group	12,878	73,786
SP AusNet	24,580	29,037

		226,115

		108,821,042

Austria 0.0%

Banks 0.0%
Erste Group Bank AG	3,933	138,087
Raiffeisen Bank International AG	733	26,886

		164,973

Capital Goods 0.0%
Andritz AG	1,076	66,262

Energy 0.0%
OMV AG	2,275	108,523

Insurance 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe	576	30,472

Materials 0.0%
Voestalpine AG	1,648	77,745

Real Estate 0.0%
Immofinanz AG *	13,432	58,827

Telecommunication Services 0.0%
Telekom Austria AG	2,926	24,054

Utilities 0.0%
Verbund AG	1,021	23,951

		554,807

Belgium 0.2%

Banks 0.0%
KBC GROEP N.V.	3,694	201,255

Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	1,210	107,902

Food & Staples Retailing 0.1%
Colruyt S.A.	42,899	2,393,228
Delhaize Group S.A.	1,527	97,521

		2,490,749

Food, Beverage & Tobacco 0.1%
Anheuser-Busch InBev N.V.	12,382	1,283,563

Insurance 0.0%
Ageas	3,420	145,330

Materials 0.0%
Solvay S.A.	938	146,668
Umicore S.A.	1,709	81,381

		228,049

Media 0.0%
Telenet Group Holding N.V.	838	46,024

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	1,687	110,738

Telecommunication Services 0.0%
Belgacom S.A.	2,281	62,412

		4,676,022

Brazil 0.7%

Capital Goods 0.1%
Mills Estruturas e Servicos de Engenharia S.A.	177,400	2,462,789

Consumer Services 0.2%
Estacio Participacoes S.A.	455,300	3,516,066
Kroton Educacional S.A.	86,700	1,281,033

		4,797,099

Insurance 0.1%
BB Seguridade Participacoes S.A.	227,700	2,487,197

Materials 0.2%
Vale S.A. ADR	205,400	3,288,454

Software & Services 0.1%
Cielo S.A.	64,100	1,943,933
Linx S.A.	33,900	612,718

		2,556,651

Transportation 0.0%
CCR S.A.	120,400	1,001,273

		16,593,463

Cambodia 0.1%

Consumer Services 0.1%
NagaCorp Ltd.	2,382,000	2,199,646

34 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Canada 3.8%

Capital Goods 0.3%
ATS Automation Tooling Systems, Inc. *	311,070	4,302,143
CAE, Inc.	282,300	3,235,491
Finning International, Inc.	13,350	307,806

		7,845,440

Commercial & Professional Supplies 0.1%
Ritchie Bros. Auctioneers, Inc.	152,200	3,008,528

Diversified Financials 0.3%
CI Financial Corp.	61,622	2,049,634
Element Financial Corp. *	351,420	4,486,070

		6,535,704

Energy 0.6%
Africa Oil Corp. *	248,900	2,208,586
Canadian Natural Resources Ltd.	68,400	2,171,700
Pason Systems, Inc.	269,600	5,603,253
Suncor Energy, Inc.	105,525	3,835,834

		13,819,373

Materials 0.5%
Agrium, Inc.	18,600	1,586,952
CCL Industries, Inc., Class B	38,680	2,656,201
Potash Corp. of Saskatchewan, Inc.	144,325	4,488,507
West Fraser Timber Co., Ltd.	22,560	2,067,865

		10,799,525

Media 0.5%
Thomson Reuters Corp.	275,700	10,360,069

Real Estate 0.3%
Brookfield Asset Management, Inc., Class A	26,987	1,068,146
Morguard Real Estate Investment Trust	135,490	2,209,111
Northern Property REIT	139,300	3,740,853

		7,018,110

Transportation 1.2%
Canadian National Railway Co.	121,312	13,335,828
Canadian Pacific Railway Ltd.	86,647	12,396,586
WestJet Airlines Ltd.	37,806	988,798

		26,721,212

		86,107,961

Chile 0.0%

Software & Services 0.0%
Sonda S.A.	223,339	579,395

China 2.0%

Automobiles & Components 0.4%
Great Wall Motor Co., Ltd., Class H	364,500	2,142,428
Minth Group Ltd.	2,687,073	5,620,935

		7,763,363

Banks 0.1%
China Merchants Bank Co., Ltd., Class H	1,249,723	2,484,941

Capital Goods 0.3%
CIMC Enric Holdings Ltd.	1,352,000	1,903,903
Haitian International Holdings Ltd.	1,578,000	3,802,017

		5,705,920

Energy 0.3%
CNOOC Ltd.	1,530,000	3,111,976
Hilong Holding Ltd.	5,494,000	3,654,283

		6,766,259

Materials 0.1%
AMVIG Holdings Ltd. (b)	4,286,000	2,011,814

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Sino Biopharmaceutical Ltd.	1,740,000	1,229,797
WuXi PharmaTech Cayman, Inc. ADR *	22,248	650,754

		1,880,551

Retailing 0.0%
E-Commerce China Dangdang, Inc. ADR *	100,760	891,726

Software & Services 0.5%
58.Com Inc. ADR *	13,985	337,318
Baidu, Inc. ADR *	19,417	3,124,195
NetEase, Inc. ADR	17,943	1,211,332
Qihoo 360 Technology Co., Ltd. ADR *	9,635	796,237
SouFun Holdings Ltd. ADR	12,836	683,260
Tencent Holdings Ltd.	59,100	3,222,747
YY, Inc. ADR *	57,600	2,832,192

		12,207,281

Technology Hardware & Equipment 0.2%
Hollysys Automation Technologies Ltd. *	37,761	633,252
Ju Teng International Holdings Ltd.	4,846,000	3,525,446
Sunny Optical Technology Group Co., Ltd.	1,154,670	1,118,354

		5,277,052

		44,988,907

Cyprus 0.0%

Energy 0.0%
Prosafe SE	59,361	508,779

Denmark 1.8%

Banks 0.3%
Danske Bank A/S *	10,154	237,256
Jyske Bank A/S - Reg’d *	94,420	5,338,487

		5,575,743

Consumer Durables & Apparel 0.1%
Pandora A/S	46,240	2,204,570

Food, Beverage & Tobacco 0.3%
Carlsberg A/S, Class B	1,681	167,908

See financial notes 35

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Royal UNIBREW	50,850	6,526,055

		6,693,963

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	1,705	111,208
GN Store Nord A/S	102,401	2,336,053
William Demant Holding A/S *	443	43,869

		2,491,130

Insurance 0.0%
Tryg A/S	368	33,605

Materials 0.7%
Auriga Industries, Class B *	96,695	3,794,658
Christian Hansen Holding A/S	319,298	11,831,086

		15,625,744

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	6,140	1,022,633
Novozymes A/S, B Shares	3,747	146,753

		1,169,386

Software & Services 0.2%
SimCorp A/S	161,885	5,299,833

Telecommunication Services 0.0%
TDC A/S	10,598	95,692

Transportation 0.0%
AP Moller - Maersk A/S, Series A	9	81,269
AP Moller - Maersk A/S, Series B	20	193,499
DSV A/S	3,059	89,495

		364,263

		39,553,929

Finland 0.3%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	1,651	83,501

Capital Goods 0.1%
Cramo Oyj	60,380	1,207,209
Kone Oyj, Class B	2,450	215,997
Metso Oyj	1,916	75,414
Wartsila Oyj Abp	2,658	117,940

		1,616,560

Diversified Financials 0.0%
Pohjola Bank plc, A Shares	2,071	37,714

Energy 0.0%
Neste Oil Oyj	1,922	38,110

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	1,003	33,330

Insurance 0.2%
Sampo Oyj, A Shares	107,389	5,079,572

Materials 0.0%
Stora Enso Oyj, R Shares	8,723	81,001
UPM-Kymmene Oyj	8,330	132,257

		213,258

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	1,428	38,379

Technology Hardware & Equipment 0.0%
Nokia Oyj *	57,419	436,429

Telecommunication Services 0.0%
Elisa Oyj	2,120	53,114

Utilities 0.0%
Fortum Oyj	6,918	154,320

		7,784,287

France 8.2%

Automobiles & Components 0.3%
Compagnie Generale des Etablissements Michelin	2,745	286,023
Plastic Omnium S.A.	166,620	4,760,173
Renault S.A.	2,997	261,489
Valeo S.A.	10,968	1,085,056

		6,392,741

Banks 1.3%
BNP Paribas S.A.	396,384	29,242,492
Credit Agricole S.A. *	14,879	178,898
Natixis	13,865	74,560
Societe Generale S.A.	10,977	620,085

		30,116,035

Capital Goods 0.5%
Alstom S.A.	3,268	121,311
Bouygues S.A.	2,833	110,535
Compagnie de Saint-Gobain	51,670	2,712,161
Legrand S.A.	4,048	229,423
Nexans S.A.	63,503	2,823,409
Rexel S.A.	3,743	93,764
Safran S.A.	3,830	244,193
Schneider Electric S.A.	8,134	684,457
Thales S.A.	1,517	92,910
Vallourec S.A.	1,597	95,056
Vinci S.A.	41,669	2,666,240
Zodiac Aerospace	7,138	1,142,129

		11,015,588

Commercial & Professional Supplies 0.0%
Bureau Veritas S.A.	3,576	107,873
Edenred	3,517	119,394
Societe BIC S.A.	431	53,821

		281,088

Consumer Durables & Apparel 1.2%
Christian Dior S.A.	25,961	4,925,754
Hermes International	4,233	1,440,153
Kering	53,382	12,097,996
LVMH Moet Hennessy Louis Vuitton S.A.	44,852	8,611,375

		27,075,278

Consumer Services 0.0%
Accor S.A.	2,211	98,823
Sodexo	1,491	144,724

		243,547

Diversified Financials 0.0%
Eurazeo S.A.	520	39,261
Wendel S.A.	493	68,715

		107,976

36 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.2%
CGG S.A. *	2,590	56,928
Technip S.A.	1,522	159,412
Total S.A.	67,414	4,136,047

		4,352,387

Food & Staples Retailing 0.0%
Carrefour S.A.	9,083	331,552
Casino Guichard Perrachon S.A.	918	103,188

		434,740

Food, Beverage & Tobacco 1.0%
Danone	159,547	11,816,714
Pernod-Ricard S.A.	83,622	10,043,716
Remy Cointreau S.A.	330	32,505

		21,892,935

Health Care Equipment & Services 0.2%
Essilor International S.A.	3,172	339,929
Medica S.A.	186,943	4,803,875

		5,143,804

Household & Personal Products 0.0%
L’Oreal S.A.	3,759	641,837

Insurance 0.6%
AXA S.A.	410,807	10,235,434
CNP Assurances	2,227	39,231
Euler Hermes S.A.	18,708	2,469,971
SCOR SE	2,591	91,452

		12,836,088

Materials 0.1%
Air Liquide S.A.	4,863	660,948
Arkema S.A.	947	107,139
Imerys S.A.	509	40,832
Lafarge S.A.	2,886	199,121

		1,008,040

Media 0.7%
Eutelsat Communications S.A.	1,976	62,497
Havas S.A.	526,240	4,384,184
Ipsos	59,758	2,515,463
JC Decaux S.A.	997	40,055
Lagardere S.C.A.	1,770	64,303
Publicis Groupe S.A.	103,514	8,608,163

		15,674,665

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Boiron S.A. (b)	74,612	5,051,037
Eurofins Scientific	20,550	5,625,709
Sanofi	56,453	6,019,195

		16,695,941

Real Estate 0.2%
Fonciere des Regions	412	35,284
Gecina S.A.	329	43,904
ICADE	684	62,914
Klepierre	1,564	70,147
Unibail-Rodamco SE (g)	1,445	378,656
Unibail-Rodamco SE (g)	16,947	4,427,724

		5,018,629

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	9,557	73,512

Software & Services 0.2%
AtoS	901	76,802
Cap Gemini S.A.	39,684	2,602,396
Criteo S.A. ADR *	44,700	1,578,357
Dassault Systemes S.A.	981	119,223

		4,376,778

Technology Hardware & Equipment 0.7%
Ingenico	103,841	7,800,385
Neopost S.A.	95,590	7,217,137

		15,017,522

Telecommunication Services 0.0%
Iliad S.A.	348	79,569
Orange S.A.	28,027	385,261
Vivendi S.A.	18,351	464,642

		929,472

Transportation 0.0%
Aeroports de Paris	519	55,458
Groupe Eurotunnel S.A. - Reg’d	8,871	85,879

		141,337

Utilities 0.3%
EDF S.A.	3,627	126,937
GDF Suez	20,731	513,792
Rubis S.C.A.	99,836	6,232,520
Suez Environnement Co.	4,195	73,150
Veolia Environnement S.A.	5,454	93,567

		7,039,966

		186,509,906

Germany 9.4%

Automobiles & Components 2.3%
Bayerische Motoren Werke AG	193,440	21,893,235
Continental AG	39,979	7,310,830
Daimler AG - Reg’d	225,602	18,471,112
ElringKlinger AG	121,753	5,176,841
Volkswagen AG	442	108,089

		52,960,107

Banks 0.5%
Aareal Bank AG *	263,280	10,097,605
Commerzbank AG *	14,145	180,909

		10,278,514

Capital Goods 1.8%
Brenntag AG	11,117	1,881,099
DMG MORI SEIKI AG	96,690	3,178,345
Duerr AG	56,700	4,962,310
GEA Group AG	2,817	122,435
Hochtief AG	480	43,413
MAN SE	665	80,133
MTU Aero Engines Holding AG	95,623	9,536,608
NORMA Group	302,328	15,119,492
Osram Licht AG *	1,220	63,218
Rational AG	11,284	3,455,395
Siemens AG - Reg’d	12,207	1,559,959

		40,002,407

Commercial & Professional Supplies 0.4%
Bertrandt AG	5,165	675,512

See financial notes 37

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bilfinger SE	64,200	7,124,294

		7,799,806

Consumer Durables & Apparel 0.0%
Adidas AG	3,242	369,411
Hugo Boss AG	414	53,931

		423,342

Diversified Financials 0.2%
Aurelius AG	105,490	3,597,424
Deutsche Bank AG - Reg’d	15,671	757,365
Deutsche Boerse AG	3,030	227,938

		4,582,727

Food & Staples Retailing 0.0%
Metro AG	1,944	91,146

Food, Beverage & Tobacco 0.0%
Suedzucker AG	1,360	43,749

Health Care Equipment & Services 0.0%
Celesio AG	1,275	39,639
Fresenius Medical Care AG & Co KGaA	3,256	215,177
Fresenius SE & Co KGaA	1,919	249,112

		503,928

Household & Personal Products 0.0%
Beiersdorf AG	1,597	152,280
Henkel AG & Co. KGaA	2,052	189,252

		341,532

Insurance 0.9%
Allianz SE - Reg’d	121,834	20,456,210
Hannover Rueckversicherung SE - Reg’d	904	72,348
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	2,796	583,336

		21,111,894

Materials 1.0%
BASF SE	14,156	1,469,598
BASF SE ADR	46,050	4,784,595
HeidelbergCement AG	2,226	175,274
K&S AG - Reg’d	2,720	69,114
Lanxess AG	1,318	92,566
Linde AG	2,864	543,660
Symrise AG	343,917	14,561,203
ThyssenKrupp AG *	6,015	153,463

		21,849,473

Media 0.3%
Axel Springer AG	593	35,782
GfK SE (b)	64,177	3,751,217
Kabel Deutschland Holding AG	340	42,684
ProSiebenSat.1 Media AG - Reg’d	63,395	3,013,926

		6,843,609

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bayer AG - Reg’d	34,591	4,291,090
Merck KGaA	1,024	170,343
Morphosys AG *	6,476	500,935
QIAGEN N.V. *	169,552	3,891,377
Stada Arzneimittel AG	80,300	4,615,784

		13,469,529

Real Estate 0.0%
Deutsche Wohnen AG	39,415	741,271

Retailing 0.3%
Fielmann AG	60,527	6,768,862

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	300,245	2,904,670

Software & Services 0.9%
SAP AG	155,205	12,145,122
United Internet AG - Reg’d	1,612	63,587
Wirecard AG	202,730	7,375,995

		19,584,704

Technology Hardware & Equipment 0.1%
Wincor Nixdorf AG	15,868	1,049,165

Telecommunication Services 0.0%
Deutsche Telekom AG - Reg’d	43,810	688,461
Telefonica Deutschland Holding AG	3,480	27,412

		715,873

Transportation 0.0%
Deutsche Lufthansa AG - Reg’d *	3,433	66,370
Deutsche Post AG - Reg’d	14,072	475,231
Fraport AG Frankfurt Airport Services Worldwide	551	42,627

		584,228

Utilities 0.0%
E.ON SE AG	28,121	512,604
RWE AG	7,394	272,410

		785,014

		213,435,550

Greece 0.1%

Consumer Services 0.0%
OPAP S.A.	3,348	41,575

Diversified Financials 0.1%
Hellenic Exchanges S.A.	224,190	2,356,474

Telecommunication Services 0.0%
Hellenic Telecommunications Organization S.A. *	3,767	47,409

		2,445,458

Hong Kong 2.6%

Automobiles & Components 0.1%
Xinyi Glass Holdings Ltd.	2,090,000	2,069,924

Banks 0.1%
Bank of East Asia Ltd.	17,800	77,140
BOC Hong Kong (Holdings) Ltd.	58,000	189,418
Dah Sing Banking Group Ltd.	1,201,200	2,259,335
Hang Seng Bank Ltd.	12,000	200,013

		2,725,906

Capital Goods 0.0%
Hopewell Holdings Ltd.	8,500	28,626

38 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hutchison Whampoa Ltd.	33,000	411,202
Noble Group Ltd.	58,000	47,920
NWS Holdings Ltd.	20,000	31,232

		518,980

Consumer Durables & Apparel 0.6%
Haier Electronics Group Co., Ltd.	308,000	657,461
Li & Fung Ltd.	90,000	127,239
Man Wah Holdings Ltd.	2,722,000	4,691,330
Techtronic Industries Co., Ltd.	3,175,500	7,975,119
Yue Yuen Industrial Holdings Ltd.	11,000	30,205

		13,481,354

Consumer Services 0.4%
Galaxy Entertainment Group Ltd. *	32,000	238,876
Melco International Development Ltd.	1,772,000	5,562,161
MGM China Holdings Ltd.	364,400	1,256,465
Sands China Ltd.	38,000	270,183
Shangri-La Asia Ltd.	26,000	47,631
SJM Holdings Ltd.	29,683	95,976
Wynn Macau Ltd.	23,200	89,059

		7,560,351

Diversified Financials 0.0%
First Pacific Co., Ltd.	36,000	40,933
Hong Kong Exchanges & Clearing Ltd.	16,500	266,179
Value Partners Group Ltd.	194,000	117,744

		424,856

Insurance 0.2%
AIA Group Ltd.	700,400	3,556,512

Real Estate 0.4%
Cheung Kong (Holdings) Ltd.	21,410	334,361
China Overseas Grand Oceans Group Ltd.	454,000	541,026
China Overseas Land & Investment Ltd.	660,000	2,045,354
Hang Lung Properties Ltd.	35,000	115,259
Henderson Land Development Co., Ltd.	16,500	97,635
Hysan Development Co., Ltd.	10,000	46,778
Kerry Properties Ltd.	11,000	47,702
New World Development Co., Ltd.	54,000	74,704
Sino Land Co., Ltd.	44,000	61,710
Sun Hung Kai Properties Ltd.	24,000	314,369
Swire Pacific Ltd., Class A	10,500	121,354
Swire Properties Ltd.	17,800	48,213
The Link REIT	35,500	178,588
Wharf Holdings Ltd.	513,349	4,319,966
Wheelock & Co., Ltd.	14,000	71,446

		8,418,465

Retailing 0.1%
Emperor Watch & Jewellery Ltd.	25,220,000	2,018,829
Sa Sa International Holdings Ltd.	544,000	593,456

		2,612,285

Semiconductors & Semiconductor Equipment 0.1%
ASM Pacific Technology Ltd.	240,900	2,321,884

Software & Services 0.1%
21Vianet Group Inc. ADR *	119,220	2,145,960

Technology Hardware & Equipment 0.2%
AAC Technologies Holdings, Inc.	963,500	4,258,248
China High Precision Automation Group Ltd. (a)(b)	766,000	12,251

		4,270,499

Telecommunication Services 0.0%
HKT Trust & HKT Ltd.	34,000	31,528
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,270,000	557,293
PCCW Ltd.	60,000	27,086

		615,907

Transportation 0.3%
Cathay Pacific Airways Ltd.	18,000	35,658
MTR Corp., Ltd.	23,500	91,038
Orient Overseas International Ltd.	3,500	18,078
Pacific Basin Shipping Ltd.	8,994,000	6,436,169

		6,580,943

Utilities 0.0%
Cheung Kong Infrastructure Holdings Ltd.	11,400	79,329
CLP Holdings Ltd.	26,500	213,250
Hong Kong & China Gas Co., Ltd.	89,540	209,165
Power Assets Holdings Ltd.	21,000	174,955

		676,699

		57,980,525

India 0.6%

Automobiles & Components 0.2%
Bharat Forge Ltd.	646,670	3,147,917
Tata Motors Ltd.	223,630	1,390,726

		4,538,643

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Lupin Ltd.	73,748	1,063,937
Sun Pharmaceutical Industries Ltd.	281,520	2,784,615

		3,848,552

Software & Services 0.2%
HCL Technologies Ltd.	82,198	1,465,430
Tata Consultancy Services Ltd.	42,736	1,468,362
WNS Holdings Ltd. ADR *	97,410	2,190,751

		5,124,543

		13,511,738

Ireland 1.4%

Banks 0.0%
Bank of Ireland *	262,886	96,081

Capital Goods 0.3%
Eaton Corp. plc	54,700	3,859,632
Ingersoll-Rand plc	43,200	2,917,296

		6,776,928

See financial notes 39

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Supplies 0.6%
Experian plc	627,626	12,777,592

Energy 0.0%
Dragon Oil plc	119,023	1,126,949

Food, Beverage & Tobacco 0.3%
Glanbia plc (g)	358,556	5,058,155
Glanbia plc (g)	38,400	538,060
Kerry Group plc, Class A	2,289	146,583

		5,742,798

Materials 0.2%
CRH plc	11,148	271,270
Smurfit Kappa Group plc	144,640	3,501,231

		3,772,501

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Elan Corp. plc *	7,936	131,815
Shire plc	8,489	376,406

		508,221

		30,801,070

Israel 0.3%

Banks 0.0%
Bank Hapoalim B.M.	15,869	84,954
Bank Leumi Le-Israel B.M. *	18,157	69,114
Mizrahi Tefahot Bank Ltd.	1,853	21,721

		175,789

Energy 0.0%
Delek Group Ltd.	68	23,480

Materials 0.0%
Israel Chemicals Ltd.	6,666	55,109
The Israel Corp., Ltd. *	35	17,611

		72,720

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Teva Pharmaceutical Industries Ltd.	13,176	489,599

Software & Services 0.3%
Check Point Software Technologies Ltd. *	109,500	6,353,190
NICE Systems Ltd.	898	35,212

		6,388,402

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	26,399	45,900

		7,195,890

Italy 2.2%

Automobiles & Components 0.0%
Brembo S.p.A.	19,135	506,089
Fiat S.p.A. *	13,397	105,123
Pirelli & C. S.p.A	3,567	50,177

		661,389

Banks 1.1%
Banca Monte dei Paschi di Siena S.p.A. *	73,168	23,068
Intesa Sanpaolo S.p.A.	9,949,719	24,683,986
UniCredit S.p.A.	65,736	493,453
Unione di Banche Italiane S.C.P.A.	12,391	85,640

		25,286,147

Capital Goods 0.2%
Finmeccanica S.p.A. *	6,068	44,466
Interpump Group S.p.A.	284,860	3,167,918
Prysmian S.p.A.	3,054	74,601

		3,286,985

Consumer Durables & Apparel 0.2%
Brunello Cucinelli S.p.A.	92,890	2,895,163
Luxottica Group S.p.A.	2,543	137,758
Tod’s S.p.A.	2,704	449,975

		3,482,896

Consumer Services 0.0%
Autogrill S.p.A. *	6,461	57,999

Diversified Financials 0.6%
Azimut Holding S.p.A.	61,824	1,568,299
Banca Generali S.p.A.	452,574	11,814,580
Exor S.p.A.	1,831	72,583
Mediobanca S.p.A.	7,747	70,586

		13,526,048

Energy 0.1%
Eni S.p.A.	39,252	996,488
Saipem S.p.A.	4,111	96,169
Tenaris S.A.	7,371	172,440

		1,265,097

Insurance 0.0%
Assicurazioni Generali S.p.A.	17,664	412,966

Retailing 0.0%
World Duty Free S.p.A. *	57,043	631,993

Telecommunication Services 0.0%
Telecom Italia S.p.A.	146,192	142,617
Telecom Italia S.p.A. - RSP	90,360	70,675

		213,292

Transportation 0.0%
Atlantia S.p.A.	4,962	108,753

Utilities 0.0%
Enel Green Power S.p.A.	26,240	63,830
Enel S.p.A.	103,014	454,490
Snam S.p.A.	30,056	154,864
Terna - Rete Elettrica Nationale S.p.A.	21,282	105,354

		778,538

		49,712,103

Japan 12.7%

Automobiles & Components 2.6%
Aisin Seiki Co., Ltd.	2,900	117,811
Bridgestone Corp.	10,100	346,255
Calsonic Kansei Corp.	571,000	2,745,230
Daihatsu Motor Co., Ltd.	3,000	58,249
Denso Corp.	79,300	3,811,826
F.C.C. Co., Ltd.	260,400	5,948,813
Fuji Heavy Industries Ltd.	226,900	6,203,792
Honda Motor Co., Ltd.	323,907	12,934,539
Isuzu Motors Ltd.	18,317	114,071

40 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Koito Manufacturing Co., Ltd.	1,485	27,032
Mazda Motor Corp. *	44,000	198,066
Mitsubishi Motors Corp. *	5,800	65,175
Musashi Seimitsu Industry Co., Ltd.	168,000	3,964,340
NGK Spark Plug Co., Ltd.	3,000	68,514
NHK Spring Co., Ltd.	2,200	23,029
Nifco, Inc.	302,300	8,055,911
Nissan Motors Co., Ltd.	38,900	390,605
NOK Corp.	1,600	24,733
Stanley Electric Co., Ltd.	2,200	51,174
Sumitomo Rubber Industries Ltd.	2,600	36,196
Suzuki Motor Corp.	5,400	135,785
The Yokohama Rubber Co., Ltd.	3,000	29,345
Toyoda Gosei Co., Ltd.	1,000	25,005
Toyota Boshoku Corp.	1,000	13,394
Toyota Industries Corp.	2,514	110,892
Toyota Motor Corp.	196,477	12,739,210
TS Tech Co., Ltd.	15,900	595,699
Yamaha Motor Co., Ltd.	4,200	64,338

		58,899,029

Banks 0.7%
Aozora Bank Ltd.	16,000	46,513
Fukuoka Financial Group, Inc.	12,000	54,125
Hokuhoku Financial Group, Inc.	15,000	30,929
Mitsubishi UFJ Financial Group, Inc.	196,400	1,250,727
Mizuho Financial Group, Inc.	352,900	740,759
Resona Holdings, Inc.	29,500	153,451
Seven Bank Ltd.	8,900	31,499
Shinsei Bank Ltd.	21,000	49,167
Sumitomo Mitsui Financial Group, Inc.	209,500	10,126,365
Sumitomo Mitsui Trust Holdings, Inc.	49,000	242,015
Suruga Bank Ltd.	105,000	1,665,647
The Bank of Kyoto Ltd.	5,000	44,057
The Bank of Yokohama Ltd.	19,000	104,771
The Chiba Bank Ltd.	12,000	85,547
The Chugoku Bank Ltd.	3,000	43,130
The Gunma Bank Ltd.	6,000	34,717
The Hachijuni Bank Ltd.	7,000	43,243
The Hiroshima Bank Ltd.	8,000	34,047
The Iyo Bank Ltd.	4,000	41,767
The Joyo Bank Ltd.	10,000	51,941
The Nishi-Nippon City Bank Ltd.	10,000	27,018
The Shizuoka Bank Ltd.	8,454	95,119
Yamaguchi Financial Group, Inc.	3,274	30,853

		15,027,407

Capital Goods 2.2%
Aica Kogyo Co., Ltd.	175,800	3,598,917
Aida Engineering Ltd.	422,600	4,085,091
Amada Co., Ltd.	6,000	51,615
Asahi Glass Co., Ltd.	16,000	98,816
Chiyoda Corp.	2,417	30,651
Daifuku Co., Ltd.	349,000	4,487,922
Daikin Industries Ltd.	56,600	3,256,388
Fanuc Corp.	11,251	1,804,746
Fuji Electric Co., Ltd.	8,000	35,863
Furukawa Electric Co., Ltd.	10,000	23,178
Hino Motors Ltd.	4,000	56,518
Hitachi Construction Machinery Co., Ltd.	1,600	33,886
IHI Corp.	20,000	84,686
Itochu Corp.	197,100	2,369,958
JGC Corp.	3,000	114,791
JTEKT Corp.	3,300	42,366
Kajima Corp.	13,000	55,176
Kanamoto Co., Ltd.	136,000	3,673,540
Kawasaki Heavy Industries Ltd.	23,000	89,873
Kinden Corp.	2,000	21,966
Komatsu Ltd.	14,600	320,329
Kubota Corp.	17,000	251,713
Kurita Water Industries Ltd.	1,700	37,101
LIXIL Group Corp.	4,000	93,891
Mabuchi Motor Co., Ltd.	400	21,267
Makita Corp.	55,400	2,801,541
Marubeni Corp.	25,445	199,220
Misumi Group, Inc.	23,100	676,237
Mitsubishi Corp.	21,349	431,913
Mitsubishi Electric Corp.	30,000	329,759
Mitsubishi Heavy Industries Ltd.	46,000	292,342
Mitsui & Co., Ltd.	27,200	388,577
Nabtesco Corp.	1,400	34,171
NGK Insulators Ltd.	4,000	67,280
Nidec Corp.	1,700	165,669
NSK Ltd.	7,000	74,776
NTN Corp. *	928,000	4,460,754
Obayashi Corp.	10,000	64,071
Sanwa Holdings Corp.	635,000	4,069,604
Shimizu Corp.	9,000	46,156
SMC Corp.	837	194,869
Sojitz Corp.	18,800	36,506
Sumitomo Corp.	17,400	226,431
Sumitomo Electric Industries Ltd.	11,800	176,815
Sumitomo Heavy Industries Ltd.	9,000	39,833
Tadano Ltd.	204,000	2,805,258
Taisei Corp.	15,000	76,954
The Japan Steel Works Ltd.	5,000	27,933
THK Co., Ltd.	157,100	3,429,237
Toshiba Corp.	62,000	263,517
Toshiba Plant Systems & Services Corp.	182,000	3,211,272
TOTO Ltd.	4,313	60,996
Toyota Tsusho Corp.	3,200	88,886

		49,480,825

Commercial & Professional Supplies 0.3%
Dai Nippon Printing Co., Ltd.	9,000	94,554
Meitec Corp.	58,700	1,564,746
Park24 Co., Ltd.	34,900	681,407
Secom Co., Ltd.	62,200	3,747,077
Toppan Printing Co., Ltd.	9,000	71,085

		6,158,869

Consumer Durables & Apparel 0.1%
Arnest One Corp. (a)*	1,800	49,426
Asics Corp.	2,200	38,787
Casio Computer Co., Ltd.	3,600	34,457
Namco Bandai Holdings, Inc.	2,900	54,666
Nikon Corp.	5,300	97,977
Panasonic Corp.	33,900	347,453
Rinnai Corp.	500	38,700
Sankyo Co., Ltd.	800	38,047

See financial notes 41

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sega Sammy Holdings, Inc.	3,200	82,034
Sekisui Chemical Co., Ltd.	7,000	81,330
Sekisui House Ltd.	8,355	119,926
Sharp Corp. *	15,419	45,611
Shimano, Inc.	1,145	100,215
Sony Corp.	15,500	270,393
Yamaha Corp.	2,400	35,833

		1,434,855

Consumer Services 0.0%
Benesse Holdings, Inc.	1,000	37,272
McDonald’s Holdings Co., Ltd.	1,000	27,621
Oriental Land Co., Ltd.	800	128,102

		192,995

Diversified Financials 1.0%
Acom Co., Ltd. *	6,100	23,886
AEON Financial Service Co., Ltd.	1,200	36,852
Century Tokyo Leasing Corp.	25,000	790,879
Credit Saison Co., Ltd.	2,600	71,163
Daiwa Securities Group, Inc.	1,510,000	13,791,992
Japan Exchange Group, Inc.	4,000	92,993
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,700	49,196
Nomura Holdings, Inc.	56,200	415,151
ORIX Corp.	422,100	7,311,229
SBI Holdings, Inc.	3,336	40,372

		22,623,713

Energy 0.0%
Cosmo Oil Co., Ltd. *	9,000	15,847
Idemitsu Kosan Co., Ltd.	340	28,463
Inpex Corp.	13,600	157,107
Japan Petroleum Exploration Co.	400	16,286
JX Holdings, Inc.	34,900	172,569
Showa Shell Sekiyu K.K.	2,800	30,102
TonenGeneral Sekiyu K.K.	4,367	40,567

		460,941

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	9,500	129,641
FamilyMart Co., Ltd.	29,100	1,303,584
Lawson, Inc.	29,729	2,384,084
Seven & i Holdings Co., Ltd.	11,700	433,001
Sundrug Co., Ltd.	103,500	5,159,377
Tsuruha Holdings, Inc.	7,000	635,521

		10,045,208

Food, Beverage & Tobacco 0.4%
Ajinomoto Co., Inc.	10,000	139,930
Ariake Japan Co., Ltd.	131,000	3,169,071
Asahi Group Holdings Ltd.	6,100	164,971
Calbee, Inc.	160,000	4,198,297
Coca-Cola West Co., Ltd.	900	18,255
Japan Tobacco, Inc.	16,800	607,886
Kikkoman Corp.	3,000	54,677
Kirin Holdings Co., Ltd.	14,000	204,617
Meiji Holdings Co., Ltd.	1,000	55,902
Nippon Meat Packers, Inc.	3,000	43,924
Nisshin Seifun Group, Inc.	3,300	35,777
Nissin Food Holdings Co., Ltd.	900	38,523
Suntory Beverage & Food Ltd. *	1,900	62,552
Toyo Suisan Kaisha Ltd.	1,365	43,411
Yakult Honsha Co., Ltd.	1,500	76,190
Yamazaki Baking Co., Ltd.	2,000	20,362

		8,934,345

Health Care Equipment & Services 1.3%
Alfresa Holdings Corp.	600	32,794
Hogy Medical Co., Ltd.	97,200	5,655,613
M3, Inc.	1,000	2,738,577
Medipal Holdings Corp.	2,200	29,664
Miraca Holdings, Inc.	110,200	4,965,393
Nihon Kohden Corp.	14,700	605,443
Olympus Corp. *	334,800	10,710,722
Ship Healthcare Holdings, Inc.	100,300	4,115,744
Suzuken Co., Ltd.	1,100	39,721
Sysmex Corp.	1,100	72,867
Terumo Corp.	2,400	116,234

		29,082,772

Household & Personal Products 0.2%
Kao Corp.	8,200	273,089
Pigeon Corp.	79,400	4,096,500
Shiseido Co., Ltd.	5,400	92,378
Unicharm Corp.	1,800	115,612

		4,577,579

Insurance 0.0%
MS&AD Insurance Group Holdings, Inc.	7,810	201,946
NKSJ Holdings, Inc.	5,900	152,722
Sony Financial Holdings, Inc.	2,600	48,549
T&D Holdings, Inc.	8,700	104,450
The Dai-ichi Life Insurance Co., Ltd.	13,100	187,013
Tokio Marine Holdings, Inc.	10,500	344,237

		1,038,917

Materials 0.2%
Nippon Steel & Sumitomo Metal Corp.	115,000	379,563
Air Water, Inc.	2,278	32,562
Asahi Kasei Corp.	19,463	148,125
Daicel Corp.	5,000	42,144
Daido Steel Co., Ltd.	4,373	25,146
Hitachi Chemical Co., Ltd.	1,600	24,547
Hitachi Metals Ltd.	3,000	40,397
JFE Holdings, Inc.	7,300	165,963
JSR Corp.	2,700	51,430
Kaneka Corp.	4,337	27,521
Kansai Paint Co., Ltd.	3,373	45,323
Kobe Steel Ltd. *	37,000	65,356
Kuraray Co., Ltd.	5,200	61,055
Maruichi Steel Tube Ltd.	700	17,094
Mitsubishi Chemical Holdings Corp.	20,500	95,965
Mitsubishi Gas Chemical Co., Inc.	6,000	49,036
Mitsubishi Materials Corp.	17,000	66,511
Mitsui Chemicals, Inc.	12,000	31,900
Nitto Denko Corp.	2,500	131,102
Oji Holdings Corp.	13,000	59,410
Shin-Etsu Chemical Co., Ltd.	6,424	363,226
Showa Denko K.K.	22,000	29,831
Sumitomo Chemical Co., Ltd.	24,000	87,897
Sumitomo Metal Mining Co., Ltd.	8,000	110,805
Taiheiyo Cement Corp.	16,000	67,859
Taiyo Nippon Sanso Corp.	4,000	27,429

42 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Teijin Ltd.	14,000	31,437
Toray Industries, Inc.	23,000	143,721
Toyo Seikan Group Holdings Ltd.	2,300	47,801
Ube Industries Ltd.	15,000	31,048
Yamato Kogyo Co., Ltd.	600	22,238
Zeon Corp.	241,000	2,872,029

		5,395,471

Media 0.1%
Avex Group Holdings, Inc.	71,700	1,816,846
Dentsu, Inc.	3,600	136,016
Hakuhodo DY Holdings, Inc.	3,500	27,070
Toho Co., Ltd.	1,700	36,427

		2,016,359

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Astellas Pharma, Inc.	45,200	2,519,735
Chugai Pharmaceutical Co., Ltd.	3,400	79,888
Daiichi Sankyo Co., Ltd.	10,500	194,680
Dainippon Sumitomo Pharma Co., Ltd.	2,400	32,294
Eisai Co., Ltd.	3,800	149,272
Hisamitsu Pharmaceutical Co., Inc.	900	48,700
Kyowa Hakko Kirin Co., Ltd.	4,000	44,180
Mitsubishi Tanabe Pharma Corp.	3,400	47,953
Ono Pharmaceutical Co., Ltd.	1,300	98,293
Otsuka Holdings Co., Ltd.	5,400	153,803
Santen Pharmaceutical Co., Ltd.	1,100	55,842
Sawai Pharmaceutical Co., Ltd.	8,800	643,309
Shionogi & Co., Ltd.	4,500	99,578
Taisho Pharmaceutical Holdings Co., Ltd.	600	42,129
Takeda Pharmaceutical Co., Ltd.	12,200	581,385
Tsumura & Co.	900	28,287

		4,819,328

Real Estate 0.1%
Aeon Mall Co., Ltd.	2,100	59,642
Daito Trust Construction Co., Ltd.	1,100	112,314
Daiwa House Industry Co., Ltd.	9,000	180,304
Hulic Co., Ltd.	3,700	58,876
Japan Prime Realty Investment Corp.	11	36,554
Japan Real Estate Investment Corp.	9	102,824
Japan Retail Fund Investment Corp.	34	68,861
Mitsubishi Estate Co., Ltd.	19,255	550,300
Mitsui Fudosan Co., Ltd.	13,000	430,637
Nippon Building Fund, Inc.	11	136,080
Nippon Prologis REIT, Inc.	4	39,945
Nomura Real Estate Holdings, Inc.	2,000	50,603
Nomura Real Estate Office Fund, Inc.	4	19,760
NTT Urban Development Corp.	1,700	21,701
Sumitomo Realty & Development Co., Ltd.	5,495	260,004
Tokyo Tatemono Co., Ltd.	8,000	75,104
Tokyu Fudosan Holdings Corp. *	7,000	68,768
United Urban Investment Corp.	28	42,735

		2,315,012

Retailing 0.5%
ABC-Mart, Inc.	400	20,004
Don Quijote Co., Ltd.	51,100	3,401,546
Fast Retailing Co., Ltd.	800	269,289
Isetan Mitsukoshi Holdings Ltd.	5,600	84,869
J. Front Retailing Co., Ltd.	7,000	54,470
Marui Group Co., Ltd.	3,300	31,590
Nitori Holdings Co., Ltd.	550	51,593
Oisix, Inc. *	43,600	1,729,370
Rakuten, Inc.	11,400	148,538
Ryohin Keikaku Co., Ltd.	23,400	2,334,282
Sanrio Co., Ltd.	700	38,466
Seria Co., Ltd.	67,700	2,260,900
Shimamura Co., Ltd.	342	38,447
Start Today Co., Ltd.	26,800	747,186
Takashimaya Co., Ltd.	4,000	38,164
United Arrows Ltd.	14,400	620,437
USS Co., Ltd.	3,300	48,327
Yamada Denki Co., Ltd.	14,200	39,831

		11,957,309

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	2,200	26,329
Rohm Co., Ltd.	34,800	1,428,458
Sumco Corp.	1,700	15,448
Tokyo Electron Ltd.	2,700	148,156

		1,618,391

Software & Services 0.4%
Dena Co., Ltd.	1,500	32,685
Digital Garage, Inc.	104,000	2,735,696
Dwango Co., Ltd.	112,400	2,048,891
Enigmo, Inc. *	26,900	1,914,671
Fujitsu Ltd. *	29,000	124,590
Gree, Inc.	1,400	12,031
GungHo Online Entertainment, Inc. *	40	25,242
Itochu Techno-Solutions Corp.	400	15,692
Konami Corp.	1,400	33,834
Nexon Co., Ltd.	75,200	878,906
Nintendo Co., Ltd.	1,600	179,926
Nomura Research Institute Ltd.	1,500	50,343
NTT Data Corp.	1,900	63,165
Oracle Corp., Japan	600	23,690
Otsuka Corp.	5,146	667,453
Trend Micro, Inc.	1,600	59,511
Yahoo Japan Corp.	324,900	1,515,892

		10,382,218

Technology Hardware & Equipment 1.5%
Brother Industries Ltd.	3,500	39,768
Canon, Inc.	542,260	17,111,927
Citizen Holdings Co., Ltd.	3,900	27,825
FUJIFILM Holdings Corp.	7,200	176,139
Hamamatsu Photonics K.K.	1,000	37,419
Hirose Electric Co., Ltd.	500	76,285
Hitachi High-Technologies Corp.	900	20,700
Hitachi Ltd.	73,000	510,642
Horiba Ltd.	87,300	3,189,980
Hoya Corp.	20,000	479,587
Ibiden Co., Ltd.	1,800	31,204
Japan Aviation Electronics Industry Ltd.	298,000	3,000,135

See financial notes 43

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Keyence Corp.	6,600	2,828,692
Konica Minolta, Inc.	8,000	66,248
Kyocera Corp.	5,200	270,039
Murata Manufacturing Co., Ltd.	3,124	250,763
NEC Corp.	39,000	87,601
Nippon Electric Glass Co., Ltd.	6,000	30,862
Omron Corp.	38,300	1,461,574
Ricoh Co., Ltd.	10,000	105,608
Shimadzu Corp.	4,000	39,170
TDK Corp.	1,900	80,750
Yaskawa Electric Corp.	238,321	3,086,437
Yokogawa Electric Corp.	3,200	41,820

		33,051,175

Telecommunication Services 0.2%
KDDI Corp.	8,200	444,083
Nippon Telegraph & Telephone Corp.	6,800	353,466
NTT DoCoMo, Inc.	23,700	376,001
Softbank Corp.	41,700	3,114,109

		4,287,659

Transportation 0.1%
ANA Holdings, Inc.	19,000	39,696
Central Japan Railway Co.	2,200	285,278
East Japan Railway Co.	5,238	455,028
Hankyu Hanshin Holdings, Inc.	17,000	95,350
Japan Airlines Co., Ltd.	900	52,607
Kamigumi Co., Ltd.	4,000	34,793
Keikyu Corp.	7,000	65,892
Keio Corp.	9,000	62,356
Keisei Electric Railway Co., Ltd.	4,266	44,056
Kintetsu Corp.	26,000	95,684
Mitsubishi Logistics Corp.	2,000	27,794
Mitsui O.S.K. Lines, Ltd.	17,000	71,958
Nippon Express Co., Ltd.	13,000	65,280
Nippon Yusen K.K.	27,000	82,498
Odakyu Electric Railway Co., Ltd.	10,000	96,508
Tobu Railway Co., Ltd.	16,000	82,942
Tokyu Corp.	17,000	115,771
West Japan Railway Co.	2,700	121,068
Yamato Holdings Co., Ltd.	6,000	129,035

		2,023,594

Utilities 0.1%
Chubu Electric Power Co., Inc.	9,931	147,009
Electric Power Development Co., Ltd.	1,900	60,720
Hokkaido Electric Power Co., Inc. *	2,700	34,782
Hokuriku Electric Power Co.	2,500	35,608
Kyushu Electric Power Co., Inc. *	6,400	90,111
Osaka Gas Co., Ltd.	30,000	126,362
Shikoku Electric Power Co., Inc. *	2,700	48,193
The Chugoku Electric Power Co., Inc.	4,500	68,979
The Kansai Electric Power Co., Inc. *	11,700	148,087
Toho Gas Co., Ltd.	6,330	33,008
Tohoku Electric Power Co., Inc. *	6,800	82,308
Tokyo Electric Power Co., Inc. *	21,700	115,811
Tokyo Gas Co., Ltd.	37,000	200,763

		1,191,741

		287,015,712

Luxembourg 0.3%

Energy 0.3%
Subsea 7 S.A.	4,220	89,248
Tenaris S.A. ADR	117,425	5,496,664

		5,585,912

Materials 0.0%
ArcelorMittal	15,267	240,465

Media 0.0%
SES S.A.	4,524	131,585

Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	976	90,042

		6,048,004

Malaysia 0.2%

Transportation 0.2%
Malaysia Airports Holdings Bhd	1,513,800	4,034,497

Mexico 0.2%

Diversified Financials 0.2%
Compartamos S.A.B. de C.V.	1,982,690	3,862,881

Netherlands 3.5%

Capital Goods 1.8%
CNH Industrial N.V. *	1,078,262	12,751,522
European Aeronautic Defence & Space Co., N.V.	9,176	628,781
Koninklijke Boskalis Westminster N.V.	354,813	17,053,206
Koninklijke Philips N.V.	272,654	9,635,783
OCI *	1,395	53,640

		40,122,932

Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	1,794	110,490

Diversified Financials 0.0%
ING Groep N.V. CVA *	59,758	759,387

Energy 0.6%
Core Laboratories N.V.	26,100	4,886,442
Fugro N.V. CVA	1,037	64,834
Koninklijke Vopak N.V.	1,054	64,824
Schlumberger Ltd.	75,725	7,096,947

		12,113,047

Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	340,755	6,476,573

Food, Beverage & Tobacco 0.4%
Heineken Holding N.V.	93,259	5,923,329
Heineken N.V.	3,567	245,792
Unilever N.V.	66,975	2,660,247
Unilever N.V. CVA	25,122	995,973

		9,825,341

44 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 0.0%
Aegon N.V.	26,811	213,332
Delta Lloyd N.V.	3,129	66,340

		279,672

Materials 0.4%
Akzo Nobel N.V.	117,000	8,493,541
James Hardie Industries plc CDI	6,557	67,821
Koninklijke DSM N.V.	2,431	183,766

		8,745,128

Media 0.0%
Reed Elsevier N.V.	10,856	218,255
Wolters Kluwer N.V.	4,864	131,770

		350,025

Real Estate 0.0%
Corio N.V.	1,077	46,882

Semiconductors & Semiconductor Equipment 0.0%
ASML Holding N.V.	5,497	520,498

Technology Hardware & Equipment 0.0%
Gemalto N.V.	1,173	131,657

Telecommunication Services 0.0%
Koninklijke (Royal) KPN N.V. *	46,305	147,997
Ziggo N.V.	2,466	105,716

		253,713

Transportation 0.0%
TNT Express N.V.	5,312	48,974

		79,784,319

New Zealand 0.5%

Consumer Services 0.2%
SKYCITY Entertainment Group Ltd.	1,223,525	3,929,449

Health Care Equipment & Services 0.0%
Ryman Healthcare Ltd.	114,901	716,260

Materials 0.0%
Fletcher Building Ltd.	10,175	83,970

Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	28,860	56,001

Transportation 0.3%
Auckland International Airport Ltd.	2,113,476	5,982,897

Utilities 0.0%
Contact Energy Ltd.	5,211	22,597

		10,791,174

Nigeria 0.0%

Banks 0.0%
Guaranty Trust Bank plc GDR - Reg’d	80,383	626,987

Norway 0.7%

Banks 0.0%
DnB A.S.A.	15,192	269,301

Energy 0.3%
Aker Solutions A.S.A.	2,465	34,055
Farstad Shipping A.S.A. (b)	94,566	2,147,260
Fred Olsen Energy A.S.A.	72,066	3,028,478
Seadrill Ltd.	6,042	279,468
Statoil A.S.A.	17,457	413,054
TGS Nopec Geophysical Co. A.S.A.	13,351	367,201

		6,269,516

Food, Beverage & Tobacco 0.0%
Orkla A.S.A.	11,571	93,796

Insurance 0.0%
Gjensidige Forsikring A.S.A.	2,999	55,977

Materials 0.0%
Norsk Hydro A.S.A.	13,961	62,305
Yara International A.S.A.	2,941	126,661
Yara International A.S.A. ADR	11,100	481,074

		670,040

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Algeta A.S.A. *	12,215	485,272

Software & Services 0.1%
Opera Software A.S.A.	261,050	3,159,611

Telecommunication Services 0.3%
Telenor A.S.A.	235,895	5,667,995

		16,671,508

Philippines 0.1%

Food & Staples Retailing 0.1%
Puregold Price Club, Inc.	2,651,300	2,768,064

Poland 0.0%

Food & Staples Retailing 0.0%
Eurocash S.A.	44,853	689,002

Portugal 0.0%

Banks 0.0%
Banco Espirito Santo, S.A. - Reg’d *	30,126	39,585

Energy 0.0%
Galp Energia, SGPS, S.A.	6,040	102,278

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	4,439	81,751

Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg’d	10,082	45,445

Utilities 0.0%
EDP - Energias de Portugal S.A.	28,618	105,343

		374,402

Republic of Korea 1.2%

Automobiles & Components 0.0%
Halla Visteon Climate Control Corp.	16,300	609,500

See financial notes 45

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.3%
Hyundai Rotem Co., Ltd. (a)*	61,560	2,115,354
Sung Kwang Bend Co., Ltd.	160,170	4,384,843

		6,500,197

Consumer Services 0.2%
Hotel Shilla Co., Ltd.	84,130	5,434,663

Retailing 0.2%
GS Home Shopping, Inc.	2,876	663,181
Kolao Holdings	116,638	3,413,815

		4,076,996

Semiconductors & Semiconductor Equipment 0.3%
Samsung Electronics Co., Ltd.	2,680	3,695,876
Seoul Semiconductor Co., Ltd.	89,220	3,712,430

		7,408,306

Software & Services 0.1%
NAVER Corp.	3,319	1,862,513

Telecommunication Services 0.1%
SK Telecom Co., Ltd.	10,269	2,237,823

		28,129,998

Russia 0.2%

Banks 0.0%
TCS Group Holding plc GDR (c)*	35,761	613,122

Software & Services 0.2%
Mail.ru Group Ltd. GDR	25,798	951,430
QIWI plc ADR	49,860	2,018,333
Yandex N.V. Class A *	23,654	871,887

		3,841,650

		4,454,772

Singapore 3.2%

Banks 0.1%
DBS Group Holdings Ltd.	26,316	354,778
Oversea-Chinese Banking Corp., Ltd.	40,000	334,620
United Overseas Bank Ltd.	20,000	334,932

		1,024,330

Capital Goods 0.1%
Keppel Corp., Ltd.	22,000	191,979
SembCorp Industries Ltd.	15,000	64,131
SembCorp Marine Ltd.	13,000	47,029
Singapore Technologies Engineering Ltd.	820,000	2,780,457
Yangzijiang Shipbuilding Holdings Ltd.	29,000	27,510

		3,111,106

Consumer Services 0.0%
Genting Singapore plc	96,000	117,456

Diversified Financials 0.0%
Singapore Exchange Ltd.	13,000	76,695

Energy 0.5%
Ezion Holdings Ltd.	2,191,000	3,943,493
Ezra Holdings Ltd. *	5,292,000	5,703,453
KrisEnergy Ltd. *	2,261,000	2,242,194

		11,889,140

Food & Staples Retailing 0.0%
Olam International Ltd.	22,000	27,218

Food, Beverage & Tobacco 0.0%
Golden Agri-Resources Ltd.	117,000	56,495
Wilmar International Ltd.	29,000	80,665

		137,160

Media 0.0%
Singapore Press Holdings Ltd.	26,000	88,938

Real Estate 0.9%
Ascendas REIT	3,903,000	7,420,900
CapitaCommercial Trust	30,000	35,499
CapitaLand Ltd.	38,000	95,209
CapitaMall Trust	7,173,200	11,650,664
CapitaMalls Asia Ltd.	20,000	32,479
City Developments Ltd.	8,000	66,218
Global Logistic Properties Ltd.	45,000	111,703
Keppel Land Ltd.	11,000	32,794
UOL Group Ltd.	7,000	37,050

		19,482,516

Retailing 0.1%
Jardine Cycle & Carriage Ltd.	2,000	58,942
Osim International Ltd.	1,354,000	2,299,222

		2,358,164

Telecommunication Services 0.4%
Singapore Telecommunications Ltd.	121,000	367,361
StarHub Ltd.	2,366,000	8,460,269

		8,827,630

Transportation 1.0%
ComfortDelGro Corp., Ltd.	28,000	43,237
Hutchison Port Holdings Trust, Class U	78,000	56,924
SATS Ltd.	3,321,000	9,085,876
SIA Engineering Co., Ltd. (b)	2,635,000	10,704,691
Singapore Airlines Ltd.	8,331	69,740
SMRT Corp., Ltd.	1,379,553	1,442,793

		21,403,261

Utilities 0.1%
Hyflux Ltd.	3,057,000	2,850,816

		71,394,430

South Africa 0.3%

Capital Goods 0.1%
Bidvest Group Ltd.	70,940	1,890,164

Diversified Financials 0.1%
Coronation Fund Managers Ltd.	68,526	558,887
FirstRand Ltd.	585,573	2,102,200

		2,661,087

Media 0.1%
Naspers Ltd., N Shares	15,704	1,469,953

		6,021,204

46 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Spain 1.1%

Banks 0.2%
Banco Bilbao Vizcaya Argentaria S.A. (a)	85,427	998,378
Banco de Sabadell S.A.	49,339	126,422
Banco Popular Espanol S.A. *	19,576	111,042
Banco Santander S.A.	170,914	1,515,197
Bankia S.A. *	74,028	110,764
Bankinter S.A.	172,971	1,054,625
CaixaBank (a)	17,550	90,964

		4,007,392

Capital Goods 0.0%
ACS, Actividades de Construccion y Servicios S.A.	2,400	78,732
Ferrovial S.A.	5,945	113,322
Zardoya Otis S.A.	2,289	39,821

		231,875

Commercial & Professional Supplies 0.2%
Prosegur Cia de Seguridad S.A. - Reg’d	679,458	4,031,319

Consumer Services 0.2%
Melia Hotels International S.A.	448,706	5,080,208

Energy 0.2%
Repsol S.A.	183,529	4,920,567

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	8,853	80,712

Insurance 0.0%
Mapfre S.A.	11,544	46,357

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	2,426	99,433

Retailing 0.1%
Inditex S.A.	12,725	2,089,940

Software & Services 0.1%
Amadeus IT Holding S.A., A Shares	5,686	210,964
Indra Sistemas S.A.	130,800	2,156,998

		2,367,962

Telecommunication Services 0.1%
Telefonica S.A. *	63,206	1,112,382

Transportation 0.0%
Abertis Infraestructuras S.A. (a)	5,947	127,414
International Consolidated Airlines Group S.A. *	13,910	77,250

		204,664

Utilities 0.0%
Acciona S.A.	381	24,152
Enagas S.A.	3,153	84,185
Gas Natural SDG S.A.	5,204	122,742
Iberdrola S.A.	75,547	474,197
Red Electrica Corp. S.A.	1,623	101,056

		806,332

		25,079,143

Sweden 2.8%

Banks 0.1%
Nordea Bank AB	43,456	555,868
Skandinaviska Enskilda Banken AB, A Shares	24,515	296,510
Svenska Handelsbanken AB, A Shares	7,786	352,134
Swedbank AB, A Shares	13,677	355,962

		1,560,474

Capital Goods 1.1%
Alfa Laval AB	5,063	115,491
Assa Abloy AB, B Shares	5,013	248,731
Atlas Copco AB, A Shares	187,894	5,205,999
Atlas Copco AB, B Shares	309,650	7,694,398
Indutrade AB	68,460	2,678,160
Sandvik AB	17,264	233,272
Scania AB, B Shares	4,727	94,745
Skanska AB, B Shares	5,997	115,468
SKF AB, B Shares	280,016	7,409,033
Volvo AB, B Shares	22,768	292,225

		24,087,522

Commercial & Professional Supplies 0.5%
AF AB, B Shares	168,963	5,337,633
Intrum Justitia AB	122,479	3,256,639
Loomis AB, Class B	120,800	2,895,671
Securitas AB, B Shares	4,695	53,537

		11,543,480

Consumer Durables & Apparel 0.0%
Electrolux AB, B Shares	3,606	88,942
Husqvarna AB, B Shares	6,685	39,278

		128,220

Diversified Financials 0.0%
Industrivarden AB, C Shares	1,765	31,419
Investment AB Kinnevik, B Shares	3,776	138,972
Investor AB, B Shares	7,103	227,738
Ratos AB, B Shares	2,873	24,863

		422,992

Energy 0.0%
Lundin Petroleum AB *	3,337	68,770

Food, Beverage & Tobacco 0.3%
AarhusKarlshamn AB	100,340	5,936,463
Swedish Match AB	3,051	100,600

		6,037,063

Health Care Equipment & Services 0.0%
Elekta AB, B Shares	5,993	88,512
Getinge AB, B Shares	3,001	95,072

		183,584

Household & Personal Products 0.0%
Svenska Cellulosa AB, SCA B Shares	9,015	255,586

Materials 0.2%
Boliden AB	4,101	58,247
Hexpol AB	68,920	5,178,197

		5,236,444

See financial notes 47

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 0.5%
Hennes & Mauritz AB, B Shares	245,713	10,617,709

Technology Hardware & Equipment 0.1%
Fingerprint Cards AB, B Shares *	252,370	2,079,896
Hexagon AB, B Shares	3,800	113,942
Telefonaktiebolaget LM Ericsson, B Shares	47,070	563,014

		2,756,852

Telecommunication Services 0.0%
Tele2 AB, B Shares	4,754	57,302
TeliaSonera AB	36,468	301,553

		358,855

		63,257,551

Switzerland 7.4%

Banks 0.0%
Banque Cantonale Vaudoise - Reg’d	44	24,449

Capital Goods 0.4%
ABB Ltd. - Reg’d *	33,956	865,116
Burckhardt Compression Holding AG	14,934	5,982,817
Geberit AG - Reg’d	8,237	2,460,924
Schindler Holding AG	720	102,048
Schindler Holding AG - Reg’d	323	45,967
Sulzer AG - Reg’d	360	56,318

		9,513,190

Commercial & Professional Supplies 0.4%
Adecco S.A. - Reg’d *	108,487	8,000,235
SGS S.A. - Reg’d	86	201,219

		8,201,454

Consumer Durables & Apparel 0.5%
Cie Financiere Richemont S.A.	107,176	10,958,712
The Swatch Group AG - Bearer Shares	479	305,933
The Swatch Group AG - Reg’d	651	72,432

		11,337,077

Diversified Financials 1.8%
Cembra Money Bank AG *	51,930	3,219,334
Credit Suisse Group AG - Reg’d *	1,119,755	34,833,276
Julius Baer Group Ltd. *	3,221	158,008
Pargesa Holding S.A.	405	32,225
Partners Group Holding AG	8,841	2,291,789
UBS AG - Reg’d *	56,189	1,086,755

		41,621,387

Energy 0.5%
Noble Corp.	156,750	5,909,475
Transocean Ltd.	5,427	256,307
Weatherford International Ltd. *	286,600	4,711,704

		10,877,486

Food, Beverage & Tobacco 1.0%
Aryzta AG *	1,308	97,580
Barry Callebaut AG - Reg’d *	27	28,210
Coca-Cola HBC AG CDI *	3,294	94,737
Lindt & Spruengli AG	15	63,316
Lindt & Spruengli AG - Reg’d	2	100,601
Nestle S.A. - Reg’d	209,023	15,088,097
Nestle S.A. - Reg’d ADR	107,312	7,770,462

		23,243,003

Health Care Equipment & Services 0.0%
Sonova Holding AG - Reg’d *	737	95,914

Insurance 0.1%
Baloise Holding AG - Reg’d	712	82,716
Swiss Life Holding AG - Reg’d *	457	90,614
Swiss Re AG *	5,505	483,243
Zurich Insurance Group AG *	2,278	629,464

		1,286,037

Materials 1.0%
EMS-Chemie Holding AG - Reg’d	124	45,154
Givaudan S.A. - Reg’d *	2,091	2,965,432
Glencore Xstrata plc *	912,345	4,965,180
Holcim Ltd. - Reg’d *	192,136	14,290,969
Sika AG	35	110,336
Syngenta AG - Reg’d	1,451	585,647

		22,962,718

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Actelion Ltd. - Reg’d *	1,659	128,358
Lonza Group AG - Reg’d *	754	67,304
Novartis AG - Reg’d	105,416	8,182,661
Novartis AG ADR	45,375	3,518,831
Roche Holding AG	41,743	11,543,417
Tecan Group AG - Reg’d	20,020	2,089,723

		25,530,294

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	883	66,859

Telecommunication Services 0.0%
Swisscom AG - Reg’d	365	186,170

Transportation 0.6%
Kuehne & Nagel International AG - Reg’d	97,610	12,331,161

		167,277,199

Taiwan 1.2%

Capital Goods 0.4%
AirTac International Group	675,410	4,887,608
Teco Electric & Machinery Co., Ltd.	4,010,000	4,276,745

		9,164,353

Consumer Durables & Apparel 0.5%
Eclat Textile Co., Ltd.	510,000	5,608,715
Makalot Industrial Co., Ltd.	731,000	4,412,822

		10,021,537

Health Care Equipment & Services 0.0%
St. Shine Optical Co., Ltd.	21,484	632,753

Semiconductors & Semiconductor Equipment 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	172,777	3,180,825

Technology Hardware & Equipment 0.1%
Everlight Electronics Co., Ltd.	1,553,000	2,934,280

		25,933,748

48 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Thailand 0.3%

Banks 0.1%
Kasikornbank PCL	343,100	2,145,009

Consumer Services 0.1%
Minor International PCL	2,300,800	2,051,316

Telecommunication Services 0.1%
Jasmine International PCL	7,168,200	1,946,066

		6,142,391

Turkey 0.1%

Transportation 0.1%
Pegasus Hava Tasimaciligi A/S *	148,580	2,808,093

United Kingdom 19.4%

Automobiles & Components 0.0%
GKN plc	23,980	141,260

Banks 1.2%
Barclays plc (a)	232,977	980,241
HSBC Holdings plc (g)	288,604	3,163,486
HSBC Holdings plc (g)	121,200	1,325,297
Lloyds Banking Group plc *	16,188,444	20,021,810
Royal Bank of Scotland Group plc *	31,558	185,861
Standard Chartered plc	37,199	893,147

		26,569,842

Capital Goods 4.2%
Ashtead Group plc	387,900	4,076,110
BAE Systems plc	49,054	357,824
Bodycote plc	917,017	9,666,294
Bunzl plc	122,889	2,710,809
Cobham plc	745,626	3,443,529
Fenner plc	583,722	3,739,871
Grafton Group plc (a)	451,150	4,285,027
IMI plc	138,758	3,375,835
Interserve plc	557,983	5,499,769
Invensys plc	9,740	78,160
Keller Group plc	237,116	3,995,814
Meggitt plc	301,194	2,765,014
Melrose Industries plc	18,513	94,911
Rolls-Royce Holdings plc *	276,063	5,085,907
Rotork plc	386,003	17,685,214
Senior plc	105,744	504,637
Smiths Group plc	350,031	8,056,097
Spirax-Sarco Engineering plc	191,866	8,972,319
The Weir Group plc	3,386	122,296
Travis Perkins plc	4,230	125,790
Ultra Electronics Holdings plc	257,238	7,976,867
Wolseley plc	28,986	1,560,344

		94,178,438

Commercial & Professional Supplies 1.1%
Aggreko plc	4,162	107,322
Babcock International Group plc	192,573	3,937,926
Berendsen plc	40,498	630,673
Capita plc	219,016	3,462,239
De La Rue plc	570,562	7,819,915
G4S plc	26,746	112,341
Intertek Group plc	2,390	127,505
Regus plc	788,330	2,586,933
Serco Group plc	539,478	4,820,706

		23,605,560

Consumer Durables & Apparel 0.4%
Bellway plc	240,660	5,796,628
Berkeley Group Holdings plc	86,942	3,259,029
Burberry Group plc	6,834	167,935
Persimmon plc *	5,320	107,710

		9,331,302

Consumer Services 0.9%
Carnival plc	2,747	97,635
Compass Group plc	321,741	4,627,020
Greene King plc	400,266	5,296,636
InterContinental Hotels Group plc	128,546	3,745,411
Restaurant Group plc	459,239	4,238,016
TUI Travel plc	7,543	46,502
Whitbread plc	6,266	344,574
William Hill plc	297,701	1,911,378

		20,307,172

Diversified Financials 0.8%
3i Group plc	14,557	87,003
Aberdeen Asset Management plc	14,467	102,670
Ashmore Group plc	127,480	826,083
Close Brothers Group plc	256,000	5,184,451
Hargreaves Lansdown plc	50,947	970,555
ICAP plc	8,336	51,475
IG Group Holdings plc	126,879	1,246,967
International Personal Finance plc	62,380	576,490
Investec plc	8,046	56,295
Jupiter Fund Management plc	169,409	1,083,239
London Stock Exchange Group plc	2,950	77,538
Provident Financial plc	32,678	826,553
Schroders plc	188,495	7,779,632
Schroders plc, Non Voting Shares	1,100	37,529

		18,906,480

Energy 0.6%
AMEC plc	4,981	93,943
BG Group plc	118,509	2,417,544
BP plc	292,190	2,268,155
Ensco plc, Class A	41,325	2,382,386
Petrofac Ltd.	3,837	89,991
Royal Dutch Shell plc, A Shares	58,907	1,961,886
Royal Dutch Shell plc, B Shares	39,489	1,367,109
Tullow Oil plc	250,266	3,782,823

		14,363,837

Food & Staples Retailing 0.5%
J. Sainsbury plc	18,131	114,688
Tesco plc	2,043,395	11,919,404
WM Morrison Supermarkets plc	34,299	154,758

		12,188,850

Food, Beverage & Tobacco 1.4%
Associated British Foods plc	5,619	204,278
British American Tobacco plc	29,533	1,629,402

See financial notes 49

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
British American Tobacco plc ADR	43,300	4,784,217
Diageo plc	525,669	16,756,985
Diageo plc ADR	48,725	6,216,823
Imperial Tobacco Group plc	15,069	562,585
SABMiller plc	14,784	770,849
Tate & Lyle plc	7,497	95,144
Unilever plc	19,810	803,316

		31,823,599

Health Care Equipment & Services 0.0%
Smith & Nephew plc	13,959	178,531

Household & Personal Products 0.0%
Reckitt Benckiser Group plc	10,071	783,112

Insurance 1.3%
Admiral Group plc	3,040	62,241
Amlin plc	235,584	1,609,642
Aviva plc	44,994	323,008
Direct Line Insurance Group plc	10,282	37,094
Hiscox Ltd.	108,986	1,157,034
Lancashire Holdings Ltd.	107,222	1,395,988
Legal & General Group plc	91,272	316,331
Old Mutual plc	75,509	246,087
Prudential plc	471,229	9,636,987
Resolution Ltd.	21,377	122,400
RSA Insurance Group plc	52,603	108,337
St. James’s Place plc	135,415	1,465,801
Standard Life plc	36,765	207,417
Willis Group Holdings plc	264,200	11,907,494

		28,595,861

Materials 2.0%
Anglo American plc	21,690	515,714
Antofagasta plc	83,483	1,140,959
AZ Electronic Materials S.A.	1,858,451	8,537,659
BHP Billiton plc	32,585	1,005,523
Croda International plc	373,159	14,582,184
Elementis plc	217,639	903,452
Fresnillo plc	2,689	42,036
Johnson Matthey plc	3,228	155,342
Randgold Resources Ltd.	1,346	99,822
Rexam plc	396,042	3,297,878
Rio Tinto plc	19,564	989,941
Rio Tinto plc ADR	110,700	5,612,490
Vedanta Resources plc	1,793	30,549
Victrex plc	352,754	9,322,476

		46,236,025

Media 0.6%
British Sky Broadcasting Group plc	16,255	244,231
Daily Mail & General Trust plc	83,805	1,093,052
ITV plc	1,933,569	5,912,041
Pearson plc	12,645	264,470
Reed Elsevier plc	18,961	265,612
Rightmove plc	26,283	1,116,877
WPP plc	199,113	4,229,343

		13,125,626

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Abcam plc	100,973	816,786
AstraZeneca plc	19,208	1,016,874
BTG plc *	96,176	647,168
GlaxoSmithKline plc	495,914	13,073,460

		15,554,288

Real Estate 0.4%
Big Yellow Group plc	90,425	677,526
British Land Co., plc	14,802	147,626
Countrywide plc	853,423	7,635,548
Derwent London plc	22,029	884,256
Hammerson plc	10,685	90,542
Intu Properties plc	10,954	60,415
Land Securities Group plc	12,150	192,603
Segro plc	11,121	58,247

		9,746,763

Retailing 0.8%
Dixons Retail plc *	9,515,390	7,455,318
Dunelm Group plc	83,039	1,179,249
Howden Joinery Group plc	981,866	5,077,886
Kingfisher plc	36,805	222,650
Marks & Spencer Group plc	24,746	199,556
Next plc	26,978	2,355,905
Signet Jewelers Ltd.	28,700	2,142,742

		18,633,306

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	73,263	1,148,003
Nanoco Group plc *	78,191	203,729

		1,351,732

Software & Services 0.1%
Aveva Group plc	13,562	561,933
Moneysupermarket.com Group plc	198,288	486,967
The Sage Group plc	18,865	101,771

		1,150,671

Technology Hardware & Equipment 1.7%
Diploma plc (b)	601,096	6,679,112
Domino Printing Sciences plc (b)	589,965	6,541,240
Halma plc	975,826	8,571,203
Laird plc	1,219,608	4,878,856
Spectris plc	240,861	8,918,538
TT Electronics plc	993,774	3,171,979

		38,760,928

Telecommunication Services 0.4%
BT Group plc	1,054,790	6,382,143
Inmarsat plc	6,807	78,565
Vodafone Group plc	753,012	2,758,100

		9,218,808

Transportation 0.1%
easyJet plc	122,577	2,567,636

Utilities 0.1%
Centrica plc	81,198	459,234
National Grid plc	56,210	706,376
Severn Trent plc	3,562	106,325
SSE plc	14,882	337,600
United Utilities Group plc	10,763	121,729

		1,731,264

		439,050,891

50 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

United States 0.1%

Food, Beverage & Tobacco 0.0%
Bunge Ltd.	14,600	1,199,098

Insurance 0.1%
PartnerRe Ltd.	15,925	1,595,844

		2,794,942

Total Common Stock
(Cost $1,603,354,249)		2,128,971,390

Preferred Stock 0.3% of net assets

Brazil 0.2%

Banks 0.0%
Itau Unibanco Holding S.A.	62,500	967,052

Food, Beverage & Tobacco 0.2%
Companhia de Bebidas das Americas ADR	104,401	3,883,717

		4,850,769

Germany 0.1%

Automobiles & Components 0.1%
Bayerische Motoren Werke AG	783	65,358
Porsche Automobil Holding SE	2,393	223,450
Volkswagen AG	2,259	572,901

		861,709

Household & Personal Products 0.0%
Henkel AG & Co. KGaA	2,771	299,186

Materials 0.0%
Fuchs Petrolub SE	442	35,685

Utilities 0.0%
RWE AG	585	19,930

		1,216,510

United Kingdom 0.0%

Capital Goods 0.0%
Invensys plc (a)	12,175	14,973
Rolls-Royce Holdings plc (a)*	23,741,418	38,067

		53,040

Total Preferred Stock
(Cost $5,886,941)		6,120,319

Other Investment Company 5.0% of net assets

Money Market Fund 5.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (f)	114,088,179	114,088,179

Total Other Investment Company
(Cost $114,088,179)		114,088,179

Rights 0.0% of net assets

Hong Kong 0.0%
New Hotel (a)*	675	—

Spain 0.0%
Banco Santander S.A. (a)*	170,914	37,011

Total Rights
(Cost $35,341)		37,011

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.01%, 12/05/13 (d)(e)	55,000	55,000
0.02%, 12/05/13 (d)(e)	5,000	5,000
0.03%, 12/05/13 (d)(e)	5,000	5,000
0.04%, 12/05/13 (d)(e)	20,000	19,999
0.05%, 12/05/13 (d)(e)	20,000	19,999
0.00%, 12/19/13 (d)(e)	225,000	225,000
0.01%, 12/19/13 (d)(e)	4,120,000	4,119,970
0.02%, 12/19/13 (d)(e)	400,000	399,989

Total Short-Term Investments
(Cost $4,849,957)		4,849,957

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $1,767,940,581 and the unrealized appreciation and depreciation were $509,920,702 and ($23,794,427), respectively, with a net unrealized appreciation of $486,126,275.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $1,797,740,885 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $36,898,622 or 1.6% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $613,122 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Securities are traded on separate exchanges for the same entity.

See financial notes 51

 Laudus International MarketMasters Fund

Portfolio Holdings continued

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

AUD —	Australian dollar
CHF —	Swiss franc
JPY —	Japanese yen
NZD —	New Zealand dollar
SEK —	Swedish krona
USD —	U.S. dollar

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	970	90,952,050	2,632,085

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Appreciation
Expiration		to be	to be	to be	to be	(Depreciation)
Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

12/18/2013	State Street Bank & Trust Co.	AUD	2,150,000	USD	2,026,223	80,194
12/18/2013	State Street Bank & Trust Co.	USD	12,553,159	AUD	13,320,000	997,277
01/31/2014	State Street Bank London	USD	12,147,364	AUD	12,927,000	82,871
03/19/2014	State Street Bank & Trust Co.	USD	22,399,690	CHF	20,300,000	(520,210)
12/18/2013	State Street Bank & Trust Co.	USD	5,096,445	JPY	501,000,000	27,302
01/31/2014	State Street Bank London	USD	6,042,895	NZD	7,360,500	(3,936)
06/18/2014	State Street Bank & Trust Co.	USD	7,598,124	SEK	49,500,000	(46,867)
06/18/2014	State Street Bank & Trust Co.	USD	982,384	SEK	6,400,000	9,895

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						626,526

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$108,339,346	$—	$108,339,346
Australia[1]	—	85,695,101	—	85,695,101
Materials	6,127,056	16,998,885	—	23,125,941
Belgium[1]	—	4,629,998	—	4,629,998
Media	46,024	—	—	46,024
Brazil
Capital Goods	2,462,789	—	—	2,462,789
Consumer Services	4,797,099	—	—	4,797,099
Insurance	2,487,197	—	—	2,487,197
Materials	3,288,454	—	—	3,288,454
Software & Services	612,718	1,943,933	—	2,556,651
Transportation	1,001,273	—	—	1,001,273
Canada[1]	86,107,961	—	—	86,107,961
Chile[1]	579,395	—	—	579,395

52 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

China[1]	$—	$19,026,377	$—	$19,026,377
Capital Goods	3,802,017	1,903,903	—	5,705,920
Pharmaceuticals, Biotechnology & Life Sciences	650,754	1,229,797	—	1,880,551
Retailing	891,726	—	—	891,726
Software & Services	8,984,534	3,222,747	—	12,207,281
Technology Hardware & Equipment	633,252	4,643,800	—	5,277,052
Denmark[1]	—	30,559,704	—	30,559,704
Consumer Durables & Apparel	2,204,570	—	—	2,204,570
Food, Beverage & Tobacco	6,526,055	167,908	—	6,693,963
Telecommunication Services	95,692	—	—	95,692
France[1]	—	119,577,861	—	119,577,861
Capital Goods	93,764	10,921,824	—	11,015,588
Consumer Services	144,724	98,823	—	243,547
Insurance	2,469,971	10,366,117	—	12,836,088
Media	4,424,239	11,250,426	—	15,674,665
Pharmaceuticals, Biotechnology & Life Sciences	5,051,037	11,644,904	—	16,695,941
Real Estate	378,656	4,639,973	—	5,018,629
Software & Services	1,697,580	2,679,198	—	4,376,778
Telecommunication Services	79,569	849,903	—	929,472
Transportation	55,458	85,879	—	141,337
Germany[1]	—	144,740,061	—	144,740,061
Capital Goods	143,351	39,859,056	—	40,002,407
Materials	4,784,595	17,064,878	—	21,849,473
Media	3,751,217	3,092,392	—	6,843,609
Hong Kong[1]	—	50,948,159	—	50,948,159
Software & Services	2,145,960	—	—	2,145,960
Technology Hardware & Equipment	—	4,258,248	12,251	4,270,499
Telecommunication Services	27,086	588,821	—	615,907
India[1]	—	8,387,195	—	8,387,195
Software & Services	2,190,751	2,933,792	—	5,124,543
Ireland[1]	—	18,281,344	—	18,281,344
Capital Goods	6,776,928	—	—	6,776,928
Food, Beverage & Tobacco	5,742,798	—	—	5,742,798
Israel[1]	—	807,488	—	807,488
Software & Services	6,353,190	35,212	—	6,388,402
Italy[1]	—	49,080,110	—	49,080,110
Retailing	631,993	—	—	631,993
Japan[1]	—	272,690,632	—	272,690,632
Consumer Durables & Apparel	—	1,385,429	49,426	1,434,855
Consumer Services	27,621	165,374	—	192,995
Real Estate	68,768	2,246,244	—	2,315,012
Software & Services	12,031	10,370,187	—	10,382,218
Luxembourg[1]	—	462,092	—	462,092
Energy	5,585,912	—	—	5,585,912
Malaysia[1]	4,034,497	—	—	4,034,497

See financial notes 53

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mexico[1]	$3,862,881	$—	$—	$3,862,881
Netherlands[1]	—	17,469,286	—	17,469,286
Capital Goods	12,805,162	27,317,770	—	40,122,932
Energy	11,983,389	129,658	—	12,113,047
Food, Beverage & Tobacco	2,660,247	7,165,094	—	9,825,341
Telecommunication Services	147,997	105,716	—	253,713
Nigeria[1]	626,987	—	—	626,987
Norway[1]	—	15,516,196	—	15,516,196
Materials	481,074	188,966	—	670,040
Pharmaceuticals, Biotechnology & Life Sciences	485,272	—	—	485,272
Republic of Korea[1]	—	17,552,805	—	17,552,805
Capital Goods	2,115,354	4,384,843	—	6,500,197
Retailing	663,181	3,413,815	—	4,076,996
Russia[1]	4,454,772	—	—	4,454,772
Spain[1]	—	21,071,751	—	21,071,751
Banks	110,764	3,896,628	—	4,007,392
Sweden[1]	—	39,170,029	—	39,170,029
Capital Goods	2,678,160	21,409,362	—	24,087,522
Switzerland[1]	—	56,491,839	—	56,491,839
Capital Goods	5,982,817	3,530,373	—	9,513,190
Diversified Financials	3,219,334	38,402,053	—	41,621,387
Energy	10,621,179	256,307	—	10,877,486
Food, Beverage & Tobacco	7,962,589	15,280,414	—	23,243,003
Pharmaceuticals, Biotechnology & Life Sciences	3,518,831	22,011,463	—	25,530,294
Taiwan[1]	—	22,752,923	—	22,752,923
Semiconductors & Semiconductor Equipment	3,180,825	—	—	3,180,825
Thailand[1]	—	2,145,009	—	2,145,009
Consumer Services	2,051,316	—	—	2,051,316
Telecommunication Services	1,946,066	—	—	1,946,066
United Kingdom[1]	—	139,806,114	—	139,806,114
Capital Goods	3,995,814	90,182,624	—	94,178,438
Energy	2,382,386	11,981,451	—	14,363,837
Food, Beverage & Tobacco	11,001,040	20,822,559	—	31,823,599
Insurance	13,340,576	15,255,285	—	28,595,861
Materials	5,612,490	40,623,535	—	46,236,025
Pharmaceuticals, Biotechnology & Life Sciences	816,786	14,737,502	—	15,554,288
Real Estate	8,313,074	1,433,689	—	9,746,763
Retailing	2,142,742	16,490,564	—	18,633,306
Semiconductors & Semiconductor Equipment	203,729	1,148,003	—	1,351,732
Technology Hardware & Equipment	13,220,352	25,540,576	—	38,760,928
United States[1]	2,794,942	—	—	2,794,942
Preferred Stock[1]	—	1,216,510	—	1,216,510

54 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Brazil[1]	$—	$967,052	$—	$967,052
Food, Beverage & Tobacco	3,883,717	—	—	3,883,717
United Kingdom[1]	—	—	53,040	53,040
Other Investment Company[1]	114,088,179	—	—	114,088,179
Rights[1]	—	—	37,011	37,011
Short-Term Investments[1]	—	4,849,957	—	4,849,957

Total	$451,324,286	$1,802,590,842	$151,728	$2,254,066,856

Other Financial Instruments
Futures Contract[2]	$2,632,085	$—	$—	$2,632,085
Forward Foreign Currency Exchange Contracts[2]	—	1,197,539	—	1,197,539

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($571,013)	$—	($571,013)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in					Balance
	as of	Accrued	Realized	Unrealized			Gross	Gross	as of
	October 31,	Discounts	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Premiums)	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock
Hong Kong	$30,640	$—	$—	($18,389)	$—	$—	$—	$—	$12,251
Japan	—	—	83,747	(1,796)	49,704	(580,713)	498,484	—	49,426
Preferred Stock
United Kingdom	32,214	—	296	(333)	52,996	(32,133)	—	—	53,040
Rights
Spain	—	—	—	1,669	35,342	—	—	—	37,011
Corporate Bonds
Brazil	28,510	89	(3,908)	88,682	—	(113,373)	—	—	—

Total	$91,364	$89	$80,135	$69,833	$138,042	($726,219)	$498,484	$—	$151,728

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2013 was $6,046.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013. The transfers in the amount of $9,059,466 and $21,032,286 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.

See financial notes 55

 Laudus International MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,728,214,667)		$2,254,066,856
Foreign currency, at value (cost $2,926,316)		2,939,407
Cash		370,378
Receivables:
Investments sold		18,302,426
Fund shares sold		13,343,412
Dividends		3,354,936
Foreign tax reclaims		1,452,617
Interest		39
Unrealized gains on forward foreign currency exchange contracts		1,197,539
Prepaid expenses	+	110,127

Total assets		2,295,137,737

Liabilities

Payables:
Investments bought		27,685,131
Investment adviser and administrator fees		206,545
Shareholder service fees		340,995
Fund shares redeemed		817,084
Variation margin on futures contracts		356,395
Foreign capital gains tax		44,490
Unrealized losses on forward foreign currency exchange contracts	+	571,013

Total liabilities		30,021,653

Net Assets

Total assets		2,295,137,737
Total liabilities	−	30,021,653

Net assets		$2,265,116,084

Net Assets by Source
Capital received from investors		1,955,627,874
Net investment income not yet distributed		17,610,213
Net realized capital losses		(237,287,311)
Net unrealized capital appreciation		529,165,308

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$674,873,443		28,501,558		$23.68
Select Shares	$1,590,242,641		67,147,955		$23.68

56 See financial notes

 Laudus International MarketMasters Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $3,603,670)		$48,284,713
Interest (net of foreign withholding taxes of $431)	+	58,101

Total investment income		48,342,814

Expenses

Investment adviser and administrator fees		24,398,127
Shareholder service fees:
Investor Shares		1,505,561
Select Shares		1,013,731
Custodian fees		1,086,912
Portfolio accounting fees		196,100
Transfer agent fees		175,001
Shareholder reports		108,128
Professional fees		83,366
Registration fees		81,429
Independent trustees’ fees		19,948
Interest expense		162
Other expenses	+	55,175

Total expenses		28,723,640
Expense reduction by CSIM and its affiliates	−	3,705,570
Custody credits	−	4

Net expenses	−	25,018,066

Net investment income		23,324,748

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $48)		161,318,500
Net realized gains on futures contracts		5,480,780
Net realized gains on foreign currency transactions	+	6,696,119

Net realized gains		173,495,399
Net change in unrealized appreciation on investments (net of foreign capital gain tax of ($44,490))		262,585,042
Net change in unrealized appreciation on futures contracts		3,225,503
Net change in unrealized depreciation on foreign currency translations	+	(620,868)

Net change in unrealized appreciation	+	265,189,677

Net realized and unrealized gains		438,685,076

Increase in net assets resulting from operations		$462,009,824

See financial notes 57

 Laudus International MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$23,324,748	$20,817,525
Net realized gains		173,495,399	16,733,565
Net change in unrealized appreciation	+	265,189,677	114,959,645

Increase in net assets from operations		462,009,824	152,510,735

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(13,288,779)	(5,407,664)
Select Shares	+	(25,873,436)	(9,563,990)

Total distributions from net investment income		($39,162,215)	($14,971,654)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		3,013,633	$63,900,921	1,866,086	$33,699,589
Select Shares	+	19,866,078	424,219,097	14,627,352	259,539,496

Total shares sold		22,879,711	$488,120,018	16,493,438	$293,239,085

Shares Reinvested
Investor Shares		634,180	$12,214,309	313,230	$4,983,484
Select Shares	+	892,608	17,173,788	403,057	6,404,578

Total shares reinvested		1,526,788	$29,388,097	716,287	$11,388,062

Shares Redeemed
Investor Shares		(6,234,658)	($130,752,070)	(9,205,299)	($164,437,304)
Select Shares	+	(9,414,179)	(198,148,130)	(14,236,435)	(249,904,027)

Total shares redeemed		(15,648,837)	($328,900,200)	(23,441,734)	($414,341,331)

Net transactions in fund shares		8,757,662	$188,607,915	(6,232,009)	($109,714,184)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		86,891,851	$1,653,660,560	93,123,860	$1,625,835,663
Total increase or decrease	+	8,757,662	611,455,524	(6,232,009)	27,824,897

End of period		95,649,513	$2,265,116,084	86,891,851	$1,653,660,560

Net investment income not yet distributed			$17,610,213		$20,990,598

58 See financial notes

 Laudus MarketMasters Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab International Core Equity Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2010 Fund
Laudus International MarketMasters Fund	Schwab Target 2015 Fund
Schwab S&P 500 Index Fund	Schwab Target 2020 Fund
Schwab Small-Cap Index Fund	Schwab Target 2025 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2030 Fund
Schwab International Index Fund	Schwab Target 2035 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2055 Fund
Schwab Balanced Fund	Schwab Fundamental US Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental US Small Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Large-Cap Growth Fund	Schwab Fundamental International Small Company Index Fund
Schwab Small-Cap Equity Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout

Each of the Laudus MarketMasters Funds offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

 59

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds

60

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

 61

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

62

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and determined that upon adoption of the standard the funds’ financial statement disclosures will include the enhanced disclosures around rights of offset and related arrangements as required by the standard.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

As with all actively managed funds, the strategies of the fund’s managers — its investment adviser and investment managers — may not achieve their desired results.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, and at times, it may be difficult to value such investments.

 63

 Laudus MarketMasters Funds

Financial Notes (continued)

3. Risk Factors (continued):

As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Laudus Small-Cap	Laudus International
% of Average Daily Net Assets	MarketMasters Fund	MarketMasters Fund

First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25% for Investor Shares and 0.20% for Select Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with

64

 Laudus MarketMasters Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	1.35%	1.40%
Select Shares	1.20%	1.25%

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2013, as applicable:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Schwab Target 2010 Fund	0.6%	0.1%
Schwab Target 2015 Fund	1.1%	0.2%
Schwab Target 2020 Fund	6.1%	1.0%
Schwab Target 2025 Fund	4.3%	0.7%
Schwab Target 2030 Fund	11.9%	2.0%
Schwab Target 2035 Fund	4.3%	0.7%
Schwab Target 2040 Fund	14.3%	2.3%
Schwab Target 2045 Fund	0.4%	0.1%
Schwab Target 2050 Fund	0.3%	0.1%
Schwab Target 2055 Fund	0.2%	0.0% *
Schwab Monthly Income Fund - Moderate Payout	—%	0.2%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.3%
Schwab Monthly Income Fund - Maximum Payout	—%	0.1%
Schwab Balanced Fund	8.7%	—%

*	Less than 0.05%

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 65

 Laudus MarketMasters Funds

Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Small-Cap MarketMasters Fund	$160,015,999	$167,475,679
Laudus International MarketMasters Fund	1,295,111,669	1,188,539,076

8. Derivatives:

The funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2013 are presented on the face of the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Laudus Small-Cap MarketMasters Fund	$2,710,898	29
Laudus International MarketMasters Fund	50,002,705	586

The Laudus International MarketMasters Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $151,434,065 and $3,561,703, respectively.

As of October 31, 2013, the derivatives contracts held by the funds, categorized by primary risk exposure, were:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund
Asset Derivatives	Fair Value

Equity Index - Futures Contracts[1]	$94,995	$2,632,085
Forward Foreign Currency Exchange Contracts[2]	—	1,197,539

Total	94,995	3,829,624

Liability Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[3]	$—	$571,013

[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

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Financial Notes (continued)

8. Derivatives (continued):

During the period ending October 31, 2013, the derivatives held by the funds, categorized by primary risk exposure, were:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Equity Index Futures Contracts
Realized Gains (Losses)[1]	$865,900	$5,480,780
Change in Unrealized Appreciation (Depreciation)[2]	300,357	3,225,503
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	$—	$7,322,089
Change in Unrealized Appreciation (Depreciation)[2]	—	(763,771)

[1]	Statement of Operations location: Net realized gains (losses) on futures contracts and net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized appreciation (depreciation) on futures contracts and net unrealized appreciation (depreciation) on foreign currency translations.

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Laudus Small-Cap MarketMasters Fund	$341	$394
Laudus International MarketMasters Fund	12,421	7,324

10. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Undistributed ordinary income	$—	$33,602,909
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	40,011,568	509,920,702
Unrealized depreciation on investments	(4,105,076)	(23,794,427)
Other unrealized appreciation (depreciation)	(8)	113,510

Net unrealized appreciation (depreciation)	$35,906,484	$486,239,785

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sale.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Laudus Small-Cap	Laudus International
Expiration Date	MarketMasters Fund	MarketMasters Fund

October 31, 2017	$22,461,534	$210,354,492

Total	$22,461,534	$210,354,492

Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising during the first day of the

 67

 Laudus MarketMasters Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

next taxable year. For the year ended October 31, 2013, the funds had late-year ordinary losses deferred and capital losses utilized as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Late-year ordinary losses deferred	$1,041,833	$—
Capital losses utilized	28,218,426	158,069,352

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Current period distributions
Ordinary income	$—	$39,162,215
Long-term capital gains	—	—
Return of capital	—	—

Prior period distributions
Ordinary income	$—	$14,971,654
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the funds made the following reclassifications:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital shares	$—	$—
Undistributed net investment income	(14,082)	12,457,082
Net realized capital gains (losses)	14,082	(12,457,082)

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

 69

Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,506,773 to its shareholders for the year ended October 31, 2013. The respective foreign source income on the fund is $51,783,861.

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Laudus Small-Cap MarketMasters Fund	$—
Laudus International MarketMasters Fund	41,021,592

70

Approval of New Sub-Advisory Agreement and Renewal of Investment Advisory and Sub-Advisory Agreements

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund1, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

At a meeting of the Board of Trustees (the “Board” or the “Trustees,” as appropriate) held on February 28, 2013, Charles Schwab Investment Management, Inc. (“CSIM”) recommended, and the Trustees, including each of the Independent Trustees, approved the a new investment sub-advisory agreement between CSIM and BMO Asset Management Corp. (“BMO”), pursuant to which BMO was appointed to replace Neuberger Berman Management LLC as a sub-adviser to Laudus Small-Cap MarketMasters Fund (the “Fund”) (“New Sub-Advisory Agreement).

For the New Sub-Advisory Agreement, the Board was provided with detailed materials related to BMO in advance of and at each meeting. The materials included, but were not limited to, information about BMO’s (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) compliance systems; (f) policies on, and compliance procedures for, personal securities transactions; (g) reputation, expertise and resources; (h) performance compared with similar advisers; and (i) performance with respect to similar accounts managed by BMO. In addition, the Board was provided with information about the level of the sub-advisory fees to be paid to BMO and comparable fees paid to BMO for managing similar accounts. The Independent Trustees received advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of Trustees for the approval of the New Sub-Advisory Agreement. The proposed appointment of BMO was first reviewed and discussed in the Investment Oversight Committee of the Board (the “Committee”) on February 27, 2013. Following such discussions, the Committee recommended the New Sub-Advisory Agreement to the Board for approval.

In its consideration of the approval of the New Sub-Advisory Agreement, the Board considered a variety of specific factors, including:

1.	the nature, extent and quality of the services to be provided to the Fund under the New Sub-Advisory Agreement, including the resources of BMO to be dedicated to the Fund;

2.	BMO’s investment performance in providing sub-advisory services with respect to similar accounts;

3.	the Fund’s expenses and how those expenses would be impacted by the hiring of BMO;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels in the New Sub-Advisory Agreement reflect the economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the sub-advisory services to be provided by BMO to the Fund and the resources BMO will dedicate to the Fund. In this regard, the Trustees considered the information provided by BMO with respect to its history, reputation, expertise, qualifications of its personnel, and experience in managing the type of strategies for which the sub-adviser was being engaged. The Board also considered reports regarding the search process undertaken by CSIM that led to the identification of BMO by CSIM as a well-qualified sub-adviser to the Fund with an investment style consistent with the Fund’s investment objective and strategies, and CSIM’s desired risk/return profile. The Trustees also considered the Trust’s Chief Compliance Officer’s evaluation of BMO’s compliance program and the recommended compliance monitoring program for the sub-adviser. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by BMO to the Fund and the resources of BMO to be dedicated to the Fund supported approval of the New Sub-Advisory Agreement.

Investment Performance. The Board considered BMO’s investment performance in determining whether to approve the New Sub-Advisory Agreement. Specifically, the Trustees considered BMO’s tracking error relative to appropriate benchmarks as well as its overall relative performance in providing investment advisory services to similar accounts.

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Following such evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of BMO supported approval of the New Sub-Advisory Agreement.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation to be paid under the New Sub-Advisory Agreement, and the Fund’s net operating expense ratio. When considering the fees to be paid to BMO, the Trustees took into account the fact that BMO will be compensated by CSIM, and not by the Fund directly, and that the fees paid to BMO would not impact the fees paid by the Fund to CSIM. The Trustees also considered fees charged by BMO to comparable accounts, such as separately managed accounts. Finally, the Board considered CSIM’s statements that the fees to be paid to BMO are reasonable in light of the anticipated quality of services to be provided by BMO. Following such evaluation, the Board concluded, within the context of its full deliberations, that the fees to be paid to BMO are reasonable and supported approval of the New Sub-Advisory Agreement.

Profitability. With respect to the profitability of CSIM, the Trustees considered the projected profitability of CSIM before and after the appointment of BMO as a new sub-adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM is reasonable and supported approval of the New Sub-Advisory Agreement. With respect to BMO, no historical information regarding the profitability of its relationship to the Fund was available. The Trustees took into account, however, the fact that BMO will be compensated by CSIM, and not by the Fund directly, and that the compensation paid to BMO reflects an arms-length negotiation between CSIM and the sub-adviser, which are unaffiliated with each other.

Economies of Scale. The Board considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In connection with its evaluation, the Board took into account the fact that the existing contractual investment advisory fee schedules and the proposed sub-advisory fee schedules relating to the Fund include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including each Independent Trustee, approved the New Sub-Advisory Agreement for an initial two-year term and concluded that the compensation under the New Sub-Advisory Agreement is fair and reasonable in light of such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Approval of Renewal of Investment Advisory and Sub-Advisory Agreements

The Board calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between the Trust and CSIM with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (the “Funds”), and the individual sub-advisory agreements between CSIM and each of BMO, Mellon Capital Management Corp.(“Mellon”), TAMRO Capital Partners, LLC and Wellington Management Company LLP relating to Laudus Small-Cap MarketMasters Fund; and between CSIM and each of American Century Global Investment Management, Inc., Harris Associates L.P., William Blair & Company, LLC, Mellon, Mondrian Investment Partners Limited and WHV Investment Management, relating to the Laudus International Market-Masters Fund (collectively, the “Sub-Advisers”). Such investment advisory and sub-advisory agreements are collectively referred to herein as the “Agreements”. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 23, 2013 and June 4, 2013, and approved the renewal of the Agreements with

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respect to the Funds for an additional one year term at the meeting held on June 4, 2013. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, and other types of accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, and its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below. Although Laudus Small-Cap MarketMasters Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Laudus Small-Cap MarketMasters Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; that recent performance showed improvement and that CSIM and the Sub-Advisers had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, such as separate accounts, pooled vehicles, wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with

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the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM, and its affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	Each fund and the investment adviser have received exemptive relief from the Securities and Exchange Commission to permit the investment adviser and the fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

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 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Certain restricted securities, such as 4(2) commercial paper and Rule 144A securities, may be considered to be liquid if they meet the criteria for liquidity established by the Board of Trustees. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

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 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

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We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

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How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

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We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Notes

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.laudus.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.laudus.com/prospectus or the SEC’s website at http://www.sec.gov.

The Laudus Fundstm

Laudus Growth Investors
Laudus U.S. Large Cap Growth Fund

Laudus MarketMasters Fundstm
Laudus International MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm

Laudus Mondrian Fundstm
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

The Laudus Funds include the Laudus U.S. Large Cap Growth Fund and the Laudus Mondrian Funds, which are part of the Laudus Trust and Laudus Institutional Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Laudus MarketMasters Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

© 2013 Charles Schwab & Co., Inc. All rights reserved. Member SIPC®. Printed on recycled paper.	MFR13812-16 00107465

COMMAND PERFORMANCETM

Annual report dated October 31, 2013, enclosed.

Schwab Target Funds

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

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This wrapper is not part of the shareholder report.

Schwab Target Funds

Annual Report
October 31, 2013

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013[1]

Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	9.74%

Target 2010 Composite Index	9.35%
Fund Category: Morningstar Target Date 2000-2010	8.62%

Performance Details	pages 8-9

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	12.06%

Target 2015 Composite Index	11.47%
Fund Category: Morningstar Target Date 2011-2015	10.19%

Performance Details	pages 10-11

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	15.72%

Target 2020 Composite Index	15.06%
Fund Category: Morningstar Target Date 2016-2020	11.86%

Performance Details	pages 12-13

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	18.54%

Target 2025 Composite Index	17.79%
Fund Category: Morningstar Target Date 2021-2025	15.31%

Performance Details	pages 14-15

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	20.73%

Target 2030 Composite Index	20.07%
Fund Category: Morningstar Target Date 2026-2030	16.66%

Performance Details	pages 16-17

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The report period covers the 12 months beginning November 1, 2012 through October 31, 2013, except where noted.

Schwab Target Funds 3

Performance at a Glance continued

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013[1]

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	23.02%

Target 2035 Composite Index	22.20%
Fund Category: Morningstar Target Date 2031-2035	19.61%

Performance Details	pages 18-19

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	24.55%

Target 2040 Composite Index	23.77%
Fund Category: Morningstar Target Date 2036-2040	19.78%

Performance Details	pages 20-21

Schwab Target 2045 Fund[2] (Ticker Symbol: SWMRX)	16.60%

Target 2045 Composite Index	16.51%
Fund Category: Morningstar Target Date 2041-2045	13.82%

Performance Details	pages 22-23

Schwab Target 2050 Fund[2] (Ticker Symbol: SWNRX)	17.20%

Target 2050 Composite Index	17.03%
Fund Category: Morningstar Target Date 2046-2050	13.37%

Performance Details	pages 24-25

Schwab Target 2055 Fund[2] (Ticker Symbol: SWORX)	17.40%

Target 2055 Composite Index	17.34%
Fund Category: Morningstar Target Date 2051-2055	14.61%

Performance Details	pages 26-27

Minimum Initial Investment[3]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The report period covers the 12 months beginning November 1, 2012 through October 31, 2013, except where noted.
[2]	Total returns are since the fund’s inception date of January 23, 2013.
[3]	Please see the funds’ prospectus for further detail and eligibility requirements.

4 Schwab Target Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Target Funds. Within each fund is a mix of active, passive, proprietary, and third-party strategies. The funds are professionally managed according to projected retirement dates, and rebalanced to become more conservative as a target date approaches and beyond.

Turning to the 12 months ended October 31, 2013, the returns of the funds reflected a rally by stocks in U.S. and developed international markets, combined with mostly negative returns by bonds. At the center of these performances were efforts undertaken by the Federal Reserve, the European Central Bank, the Bank of Japan, and many other central banks to keep interest rates low and stimulate economic growth. Stocks generally benefitted from these policies. Signs of improvement in the U.S. led the Fed to initially consider “tapering” its stimulative economic efforts. Stocks generally fell in response to this potential policy shift, and long-term bond yields rose, while a brief U.S. federal government shutdown and budgetary gridlock created some uncertainty in the financial markets late in the reporting period.

However, the Fed’s anticipated tapering failed to materialize, and stocks resumed their rally, while long-term bond yields generally remained elevated. In addition, global real estate securities and emerging market stocks generated

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds 5

From the President continued

Turning to the 12 months ended October 31, 2013, the returns of the funds reflected a rally by stocks in U.S. and developed international markets, combined with mostly negative returns by bonds.

modest returns for the reporting period compared with stocks in developed markets. Amid this backdrop, the Dow Jones U.S. Total Stock Market Index returned 28.9% and the MSCI EAFE Index returned 27.4%. Among bonds, the Barclays U.S. Aggregate Bond Index returned -1.1%.

For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find further details about the Schwab Target Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

6 Schwab Target Funds

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Target Funds 7

Schwab Target 2010 Fund

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2010 Fund’s asset allocation was approximately 39% equity securities, 55% fixed income securities, and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2010 Fund returned 9.74%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 9.35%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2010 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund, which was the 2010 Fund’s largest U.S. equity allocation. The Schwab S&P 500 Index Fund, the Schwab Small-Cap Equity Fund, and the Schwab Core Equity Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2010 Fund’s relative performance.

The 2010 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2010 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2010 Fund’s allocation to them was small, impacting performance minimally.

The 2010 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the composite index’s fixed income benchmark. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	23
Portfolio Turnover Rate	26%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	32.7%
Equity Funds – Large-Cap	22.6%
Fixed-Income Funds – Short-Term Bond	15.3%
Equity Funds – International	9.7%
Equity Funds – Small-Cap	5.5%
Fixed Income Funds – Inflation-Protected Bond	5.1%
Money Market Funds	3.2%
Short-Term Investments	3.2%
Equity Funds – Global Real Estate	1.9%
Fixed-Income Funds – International Bond	0.8%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	20.9%
Schwab Short-Term Bond Market Fund	15.2%
PIMCO Total Return Fund, Institutional Shares	6.2%
Laudus U.S. Large Cap Growth Fund	6.2%
Schwab Core Equity Fund	5.2%
Schwab Treasury Inflation Protected Securities Index Fund	5.1%
Schwab S&P 500 Index Fund	5.0%
Laudus International MarketMasters Fund, Select Shares	3.9%
Schwab Small-Cap Equity Fund	3.8%
TCW Relative Value Large Cap Fund	3.4%
Total	74.9%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

8 Schwab Target Funds

 Schwab Target 2010 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2010 Fund (7/1/05)	9.74%	9.21%	4.73%
Target 2010 Composite Index	9.35%	9.70%	5.67%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	7.53%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.74%
Fund Category: Morningstar Target Date 2000-2010	8.62%	9.92%	4.76%

Fund Expense Ratios3: Net 0.55%; Gross 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.55%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 9

Schwab Target 2015 Fund

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2015 Fund’s asset allocation was approximately 46% equity securities, 48% fixed income securities, and 6% cash and cash equivalents (including money market funds). At its target date, the 2015 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2015 Fund returned 12.06%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 11.47%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2015 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2015 Fund’s largest equity allocation. The Schwab Small-Cap Equity Fund, Schwab S&P 500 Index Fund and Schwab Core Equity Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2015 Fund’s relative performance.

The 2015 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2015 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2015 Fund’s allocation to them was small, impacting performance minimally.

The 2015 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the composite index’s fixed income benchmark. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	23
Portfolio Turnover Rate	16%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	30.2%
Equity Funds – Large-Cap	26.9%
Fixed-Income Funds – Short-Term Bond	11.9%
Equity Funds – International	11.6%
Equity Funds – Small-Cap	6.6%
Fixed Income Funds – Inflation Protected Bond	4.3%
Short-Term Investments	3.0%
Equity Funds – Global Real Estate	2.3%
Money Market Funds	2.1%
Fixed Income Funds – International Bond	1.1%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	17.0%
Schwab Short-Term Bond Market Fund	11.9%
Laudus U.S. Large Cap Growth Fund	7.2%
PIMCO Total Return Fund, Institutional Shares	6.9%
Schwab Core Equity Fund	6.5%
Schwab S&P 500 Index Fund	5.9%
Laudus International MarketMasters Fund, Select Shares	4.5%
Schwab Small-Cap Equity Fund	4.5%
Schwab Treasury Inflation Protected Securities Index Fund	4.3%
TCW Relative Value Large Cap Fund	3.9%
Total	72.6%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

10 Schwab Target Funds

 Schwab Target 2015 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2015 Fund (3/12/08)	12.06%	10.54%	5.39%
Target 2015 Composite Index	11.47%	10.79%	5.28%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	8.25%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.95%
Fund Category: Morningstar Target Date 2011-2015	10.19%	10.47%	4.61%

Fund Expense Ratios3: Net 0.61%; Gross 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.61%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 11

Schwab Target 2020 Fund

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2020 Fund’s asset allocation was approximately 59% equity securities, 37% fixed income securities, and 4% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2020 Fund returned 15.72%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 15.06%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2020 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2020 Fund’s largest equity allocation. The Schwab Small-Cap Equity Fund and Schwab Core Equity Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2020 Fund’s relative performance.

The 2020 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2020 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2020 Fund’s allocation to them was small, impacting performance minimally.

The 2020 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the comparative index’s fixed income benchmark. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	14%

 Asset Class Weightings % of Investments1

Equity Funds – Large Cap	34.1%
Fixed-Income Funds – Intermediate-Term Bond	24.8%
Equity Funds – International	14.6%
Equity Funds – Small-Cap	8.4%
Fixed-Income Funds – Short-Term Bond	7.1%
Short-Term Investments	3.9%
Equity Funds -Global Real Estate	2.9%
Fixed Income Funds – Inflation Protected Bond	2.9%
Fixed-Income Funds – International Bond	1.3%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	11.3%
Laudus U.S. Large Cap Growth Fund	9.0%
Schwab Core Equity Fund	8.4%
Schwab S&P 500 Index Fund	7.6%
PIMCO Total Return Fund, Institutional Shares	7.2%
Schwab Short-Term Bond Market Fund	7.1%
Laudus International MarketMasters Fund, Select Shares	5.7%
Schwab Small-Cap Equity Fund	5.6%
TCW Relative Value Large Cap Fund	4.8%
Schwab Dividend Equity Fund	4.3%
Total	71.0%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

12 Schwab Target Funds

 Schwab Target 2020 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2020 Fund (7/1/05)	15.72%	12.07%	6.09%
Target 2020 Composite Index	15.06%	11.95%	6.47%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	7.53%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.74%
Fund Category: Morningstar Target Date 2016-2020	11.86%	11.23%	4.90%

Fund Expense Ratios3: Net 0.67%; Gross 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.67%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 13

Schwab Target 2025 Fund

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2025 Fund’s asset allocation was approximately 68% equity securities, 29% fixed income securities, and 3% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2025 Fund returned 18.54%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 17.79%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2025 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2025 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2025 Fund’s relative performance.

The 2025 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2025 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2025 Fund’s allocation to them was small, impacting performance minimally.

The 2025 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the comparative index’s fixed income benchmark. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	10%

 Asset Class Weightings % of Investments1

Equity Funds – Large Cap	39.5%
Fixed-Income Funds – Intermediate-Term Bond	19.9%
Equity Funds – International	16.8%
Equity Funds – Small-Cap	9.8%
Fixed-Income Funds – Short-Term Bond	4.5%
Equity Funds – Global Real Estate	3.4%
Short-Term Investments	2.9%
Fixed-Income Funds – Inflation-Protected Bond	2.0%
Fixed-Income Funds – International Bond	1.2%
Total	100.0%

 Top Holdings % of Net Assets2,3

Laudus U.S. Large Cap Growth Fund	10.4%
Schwab Core Equity Fund	9.9%
Schwab S&P 500 Index Fund	8.8%
Schwab Total Bond Market Fund	7.5%
PIMCO Total Return Fund, Institutional Shares	6.7%
Laudus International MarketMasters Fund, Select Shares	6.5%
Schwab Small-Cap Equity Fund	6.5%
TCW Relative Value Large Cap Fund	5.5%
Schwab Dividend Equity Fund	5.0%
Schwab Short-Term Bond Market Fund	4.5%
Total	71.3%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

14 Schwab Target Funds

 Schwab Target 2025 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2025 Fund (3/12/08)	18.54%	13.30%	7.35%
Target 2025 Composite Index	17.79%	12.72%	6.40%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	8.25%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.95%
Fund Category: Morningstar Target Date 2021-2025	15.31%	12.31%	5.22%

Fund Expense Ratios3: Net 0.72%; Gross 0.82%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.72%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 15

Schwab Target 2030 Fund

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2030 Fund’s asset allocation was approximately 76% equity securities, 21% fixed income securities, and 3% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2030 Fund returned 20.73%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 20.07%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2030 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2030 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2030 Fund’s relative performance.

The 2030 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2030 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2030 Fund’s allocation to them was small, impacting performance minimally.

The 2030 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the comparative index’s fixed income benchmark. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	10%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	43.8%
Equity Funds – International	18.6%
Fixed-Income Funds – Intermediate-Term Bond	15.2%
Equity Funds – Small-Cap	10.8%
Equity Funds – Global Real Estate	3.8%
Fixed-Income Funds – Short-Term Bond	2.8%
Short-Term Investments	2.5%
Fixed-Income Funds – Inflation-Protected Bond	1.5%
Fixed-Income Funds – International Bond	1.0%
Total	100.0%

 Top Holdings % of Net Assets2,3

Laudus U.S. Large Cap Growth Fund	11.4%
Schwab Core Equity Fund	11.1%
Schwab S&P 500 Index Fund	9.7%
Laudus International MarketMasters Fund, Select Shares	7.2%
Schwab Small-Cap Equity Fund	7.2%
TCW Relative Value Large Cap Fund	6.0%
PIMCO Total Return Fund, Institutional Shares	5.6%
Schwab Dividend Equity Fund	5.5%
Schwab Total Bond Market Fund	4.8%
Schwab Global Real Estate Fund	3.8%
Total	72.3%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

16 Schwab Target Funds

 Schwab Target 2030 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2030 Fund (7/1/05)	20.73%	13.81%	6.87%
Target 2030 Composite Index	20.07%	13.28%	6.97%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	7.53%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.74%
Fund Category: Morningstar Target Date 2026-2030	16.66%	12.50%	5.16%

Fund Expense Ratios3: Net 0.75%; Gross 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.75%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 17

Schwab Target 2035 Fund

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2035 Fund’s asset allocation was approximately 83% equity securities, 15% fixed income securities, and 2% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2035 Fund returned 23.02%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 22.20%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2035 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2035 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2035 Fund’s relative performance.

The 2035 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2035 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2035 Fund’s allocation to them was small, impacting performance minimally.

The 2035 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the comparative index’s fixed income benchmark. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	5%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	47.7%
Equity Funds – International	20.3%
Equity Funds – Small-Cap	11.8%
Fixed-Income Funds – Intermediate-Term Bond	10.5%
Equity Funds – Global Real Estate	4.2%
Short-Term Investments	2.3%
Fixed-Income Funds – Short-Term Bond	1.8%
Fixed-Income Funds – Inflation-Protected Bond	0.8%
Fixed-Income Funds – International Bond	0.6%
Total	100.0%

 Top Holdings % of Net Assets2,3

Laudus U.S. Large Cap Growth Fund	12.4%
Schwab Core Equity Fund	12.2%
Schwab S&P 500 Index Fund	10.6%
Laudus International MarketMasters Fund, Select Shares	7.8%
Schwab Small-Cap Equity Fund	7.8%
TCW Relative Value Large Cap Fund	6.5%
Schwab Dividend Equity Fund	5.9%
PIMCO Total Return Fund, Institutional Shares	4.3%
Schwab Global Real Estate Fund	4.2%
William Blair International Small Cap Growth Fund, Institutional Shares	4.0%
Total	75.7%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

18 Schwab Target Funds

 Schwab Target 2035 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2035 Fund (3/12/08)	23.02%	14.57%	7.85%
Target 2035 Composite Index	22.20%	13.85%	6.90%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	8.25%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.95%
Fund Category: Morningstar Target Date 2031-2035	19.61%	13.26%	5.50%

Fund Expense Ratios3: Net 0.79%; Gross 0.92%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.79%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 19

Schwab Target 2040 Fund

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2013, the 2040 Fund’s asset allocation was approximately 88% equity securities, 10% fixed income securities, and 2% cash and cash equivalents (including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2013, the 2040 Fund returned 24.55%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 23.77%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2040 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all seven positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2040 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%, contributing positively to the 2040 Fund’s relative performance.

The 2040 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2040 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. In spite of the relatively weak performance of emerging markets over the period, the 2040 Fund’s allocation to them was small, impacting performance minimally.

The 2040 Fund’s U.S. fixed income allocation detracted from total return, although two of its funds outperformed the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. The Natixis Loomis Sayles Investment Grade Bond Fund was the strongest contributor to relative performance; it comfortably outpaced the comparative index’s fixed income benchmark. Non–U.S. fixed income was particularly weak, with the Laudus Mondrian International Fixed Income Fund returning –7.5%. U.S. TIPS were particularly weak for the period; the Schwab Treasury Inflation Protected Securities Index Fund returned –6.7%, slightly underperforming the composite index’s Barclays U.S. TIPS Index, which returned –6.4%.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	6%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	50.7%
Equity Funds – International	21.5%
Equity Funds – Small-Cap	12.5%
Fixed-Income Funds – Intermediate-Term Bond	6.7%
Equity Funds – Global Real Estate	4.4%
Short-Term Investments	2.1%
Fixed-Income Funds – Short-Term Bond	1.3%
Fixed-Income Funds – Inflation-Protected Bond	0.5%
Fixed-Income Funds – International Bond	0.3%
Total	100.0%

 Top Holdings % of Net Assets2,3

Laudus U.S. Large Cap Growth Fund	13.2%
Schwab Core Equity Fund	13.0%
Schwab S&P 500 Index Fund	11.3%
Schwab Small-Cap Equity Fund	8.3%
Laudus International MarketMasters Fund, Select Shares	8.3%
TCW Relative Value Large Cap Fund	6.9%
Schwab Dividend Equity Fund	6.3%
Schwab Global Real Estate Fund	4.4%
William Blair International Small Cap Growth Fund, Institutional Shares	4.3%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.2%
Total	80.2%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

20 Schwab Target Funds

 Schwab Target 2040 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2040 Fund (7/1/05)	24.55%	14.88%	7.41%
Target 2040 Composite Index	23.77%	14.28%	7.32%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	7.53%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.74%
Fund Category: Morningstar Target Date 2036-2040	19.78%	13.18%	5.49%

Fund Expense Ratios3: Net 0.81%; Gross 0.87%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.81%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 21

Schwab Target 2045 Fund

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation will be adjusted annually by the investment adviser; at the fund’s inception on January 23, 2013, the 2045 Fund’s asset allocation was approximately 91% equity securities, 7% fixed income securities, and 2% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40% equity securities, 54% fixed-income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)

For the period since the fund’s inception through October 31, 2013, the 2045 Fund returned 16.60%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 16.51%.

Market Highlights. Stocks enjoyed strong gains during the abbreviated reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2045 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2045 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab S&P 500 Index Fund and Schwab Small-Cap Equity Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund, the Laudus Small-Cap MarketMasters Fund, and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 20.3%.

The 2045 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2045 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. The 2045 Fund’s exposure to emerging markets also detracted from relative performance, with the Laudus Mondrian Emerging Markets Fund (Institutional Shares) posting a negative return and underperforming the comparative index’s emerging markets allocation, the MSCI Emerging Markets Index.

Despite the weak performance of fixed income over the period, the 2045 Fund’s exposure to it was small, so the impact was minimal, albeit negative.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate[1]	39%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	52.3%
Equity Funds – International	22.2%
Equity Funds – Small-Cap	12.9%
Fixed-Income Funds – Intermediate-Term Bond	4.6%
Equity Funds – Global Real Estate	4.6%
Short-Term Investments	2.1%
Fixed-Income Funds – Short-Term Bond	1.0%
Fixed-Income Funds – Inflation-Protected Bond	0.2%
Fixed-Income Funds – International Bond	0.1%
Total	100.0%

 Top Holdings % of Net Assets3,4

Laudus U.S. Large Cap Growth Fund	13.5%
Schwab Core Equity Fund	13.3%
Schwab S&P 500 Index Fund	11.8%
Schwab Small-Cap Equity Fund	8.5%
Laudus International MarketMasters Fund, Select Shares	8.5%
TCW Relative Value Large Cap Fund	7.1%
Schwab Dividend Equity Fund	6.5%
Schwab Global Real Estate Fund	4.6%
William Blair International Small Cap Growth Fund, Institutional Shares	4.4%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.4%
Total	82.6%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Not annualized.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

22 Schwab Target Funds

 Schwab Target 2045 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 23, 2013 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception

Fund: Schwab Target 2045 Fund (1/23/13)	16.60%
Target 2045 Composite Index	16.51%
Dow Jones U.S. Total Stock Market Index	20.32%
Barclays U.S. Aggregate Bond Index	-0.92%
Fund Category: Morningstar Target Date 2041-2045	13.82%

Fund Expense Ratios3: Net 0.82%; Gross 0.95%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.82%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 23

Schwab Target 2050 Fund

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation will be adjusted annually by the investment adviser; at the fund’s inception on January 23, 2013, the 2050 Fund’s asset allocation was approximately 94% equity securities, 4% fixed income securities, and 2% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)

For the period since the fund’s inception through October 31, 2013, the 2050 Fund returned 17.20%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 17.03%.

Market Highlights. Stocks enjoyed strong gains during the abbreviated reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2050 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2050 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab S&P 500 Index Fund and Schwab Small-Cap Equity Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund, the Laudus Small-Cap MarketMasters Fund, and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 20.3%.

The 2050 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2050 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. The 2050 Fund’s exposure to emerging markets also detracted from relative performance, with the Laudus Mondrian Emerging Markets Fund (Institutional Shares) posting a negative return and underperforming the comparative index’s emerging markets allocation, the MSCI Emerging Markets Index.

Despite the weak performance of fixed income over the period, the 2050 Fund’s exposure to it was small, so the impact was minimal, albeit negative.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate[1]	40%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	53.7%
Equity Funds – International	22.7%
Equity Funds – Small-Cap	13.3%
Equity Funds – Global Real Estate	4.7%
Fixed-Income Funds – Intermediate-Term Bond	2.8%
Short-Term Investments	2.2%
Fixed-Income Funds – Short-Term Bond	0.6%
Fixed-Income Funds – Inflation-Protected Bond[3]	0.0%
Fixed-Income Funds – International Bond[3]	0.0%
Total	100.0%

 Top Holdings % of Net Assets4,5

Laudus U.S. Large Cap Growth Fund	13.9%
Schwab Core Equity Fund	13.8%
Schwab S&P 500 Index Fund	12.0%
Schwab Small-Cap Equity Fund	8.8%
Laudus International MarketMasters Fund, Select Shares	8.7%
TCW Relative Value Large Cap Fund	7.3%
Schwab Dividend Equity Fund	6.8%
Schwab Global Real Estate Fund	4.7%
William Blair International Small Cap Growth Fund, Institutional Shares	4.5%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.5%
Total	85.0%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Not annualized.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[3]	Less than 0.05%.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

24 Schwab Target Funds

 Schwab Target 2050 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 23, 2013 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception

Fund: Schwab Target 2050 Fund (1/23/13)	17.20%
Target 2050 Composite Index	17.03%
Dow Jones U.S. Total Stock Market Index	20.32%
Barclays U.S. Aggregate Bond Index	-0.92%
Fund Category: Morningstar Target Date 2046-2050	13.37%

Fund Expense Ratios3: Net 0.83%; Gross 0.96%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.83%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 25

Schwab Target 2055 Fund

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation will be adjusted annually by the investment adviser; as the fund’s inception on January 23, 2013, the 2055 Fund’s asset allocation was approximately 95% equity securities, 3% fixed income securities, and 2% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40% equity securities, 54% fixed income securities and 6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)

For the period since the fund’s inception through October 31, 2013, the 2055 Fund returned 17.40%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 17.34%.

Market Highlights. Stocks enjoyed strong gains during the abbreviated reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. Developed international equity markets performed on par with broad-based domestic ones, but emerging markets lagged significantly.

Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2055 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions posting strong positive returns. The top contributor was the Laudus U.S. Large Cap Growth Fund—the 2055 Fund’s largest equity allocation. The Schwab Core Equity Fund, Schwab S&P 500 Index Fund and Schwab Small-Cap Equity Fund also contributed notably. On a relative basis, the Laudus U.S. Large Cap Growth Fund, the Laudus Small-Cap MarketMasters Fund, and the Schwab Small-Cap Equity Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 20.3%.

The 2055 Fund’s international equity allocation also contributed positively to total return, with all underlying funds boosting total return. The largest contribution came from the Laudus International MarketMasters Fund (Select Shares)—the 2055 Fund’s largest international equity allocation. The William Blair International Small Cap Growth Fund (Institutional Shares) also contributed strongly. On a relative basis, both funds outpaced the composite index’s international equity allocation component, the MSCI EAFE Index. The 2055 Fund’s exposure to emerging markets also detracted from relative performance, with the Laudus Mondrian Emerging Markets Fund (Institutional Shares) posting a negative return and underperforming the comparative index’s emerging markets allocation, the MSCI Emerging Markets Index.

Despite the weak performance of fixed income over the period, the 2055 Fund’s exposure to it was small, so the impact was minimal, albeit negative.

As of 10/31/13:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate[1]	12%

 Asset Class Weightings % of Investments2

Equity Funds – Large – Cap	54.5%
Equity Funds – International	23.1%
Equity Funds – Small-Cap	13.5%
Equity Funds – Global Real Estate	4.8%
Short-Term Investments	2.2%
Fixed-Income Funds – Intermediate-Term Bond	1.6%
Fixed-Income Funds – Short-Term Bond	0.3%
Fixed-Income Funds – International Bond[3]	0.0%
Fixed-Income Funds – Inflation-Protected Bond[3]	0.0%
Total	100.0%

 Top Holdings % of Net Assets4,5

Laudus U.S. Large Cap Growth Fund	14.1%
Schwab Core Equity Fund	14.1%
Schwab S&P 500 Index Fund	12.1%
Schwab Small-Cap Equity Fund	8.9%
Laudus International MarketMasters Fund, Select Shares	8.9%
TCW Relative Value Large Cap Fund	7.3%
Schwab Dividend Equity Fund	6.9%
Schwab Global Real Estate Fund	4.8%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.6%
William Blair International Small Cap Growth Fund, Institutional Shares	4.6%
Total	86.3%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Not annualized.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[3]	Less than 0.05%.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

26 Schwab Target Funds

 Schwab Target 2055 Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 23, 2013 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception

Fund: Schwab Target 2055 Fund (1/23/13)	17.40%
Target 2055 Composite Index	17.34%
Dow Jones U.S. Total Stock Market Index	20.32%
Barclays U.S. Aggregate Bond Index	-0.92%
Fund Category: Morningstar Target Date 2051-2055	14.61%

Fund Expense Ratios3: Net 0.83%; Gross 0.96%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.83%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 27

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab Target 2010 Fund
Actual Return	0.00%	$1,000.00	$1,032.10	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2015 Fund
Actual Return	0.00%	$1,000.00	$1,041.80	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2020 Fund
Actual Return	0.00%	$1,000.00	$1,057.90	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2025 Fund
Actual Return	0.00%	$1,000.00	$1,070.70	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2030 Fund
Actual Return	0.00%	$1,000.00	$1,080.10	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2035 Fund
Actual Return	0.00%	$1,000.00	$1,090.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2040 Fund
Actual Return	0.00%	$1,000.00	$1,097.00	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2045 Fund
Actual Return	0.00%	$1,000.00	$1,100.00	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2050 Fund
Actual Return	0.00%	$1,000.00	$1,104.60	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab Target 2055 Fund
Actual Return	0.00%	$1,000.00	$1,105.50	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

28 Schwab Target Funds

Schwab Target 2010 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	11.10	10.56	10.34	9.46	8.76

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.23	0.23	0.28
Net realized and unrealized gains (losses)	0.85	0.57	0.24	0.89	0.75

Total from investment operations	1.06	0.79	0.47	1.12	1.03
Less distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.25)	(0.24)	(0.33)

Net asset value at end of period	11.91	11.10	10.56	10.34	9.46

Total return (%)	9.74	7.63	4.63 [1]	11.99	12.24

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	—	—	—	0.00 [3]	0.03 [4]
Gross operating expenses[2]	0.18	0.18	0.14	0.16	0.16
Net investment income (loss)	1.77	1.95	2.11	2.21	3.04
Portfolio turnover rate	26	13	11	24	47
Net assets, end of period ($ x 1,000,000)	61	60	64	73	75

1 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 29

 Schwab Target 2010 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Other Investment Companies	47,593,103	59,286,771
3.1%	Short-Term Investments	1,928,297	1,928,297

99.9%	Total Investments	49,521,400	61,215,068
0.1%	Other Assets and Liabilities, Net		36,632

100.0%	Total Net Assets		61,251,700

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.8% of net assets

Equity Funds 39.9%

Global Real Estate 2.0%
Schwab Global Real Estate Fund (a)	174,459	1,191,554

International 9.7%
American Century International Growth Fund, Institutional Shares	90,942	1,226,810
Laudus International MarketMasters Fund, Select Shares (a)	101,163	2,395,546
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	32,094	292,372
Laudus Mondrian International Equity Fund, Institutional Shares (a)	100,910	869,843
William Blair International Small Cap Growth Fund, Institutional Shares	70,113	1,182,798

		5,967,369

Large-Cap 22.6%
Laudus U.S. Large Cap Growth Fund (a)	208,254	3,802,714
Schwab Core Equity Fund (a)	136,377	3,199,412
Schwab Dividend Equity Fund (a)	93,954	1,711,847
Schwab S&P 500 Index Fund (a)	109,807	3,050,443
TCW Relative Value Large Cap Fund	107,618	2,095,330

		13,859,746

Small-Cap 5.6%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	61,592	1,081,555
Schwab Small-Cap Equity Fund (a)	93,116	2,315,797

		3,397,352

		24,416,021

Fixed-Income Funds 53.7%

Inflation-Protected Bond 5.1%
Schwab Treasury Inflation Protected Securities Index Fund (a)	276,755	3,107,960

Intermediate-Term Bond 32.6%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	141,405	1,756,249
PIMCO Total Return Fund, Institutional Shares	350,240	3,817,613
Schwab Intermediate-Term Bond Fund (a)	160,330	1,635,370
Schwab Total Bond Market Fund (a)	1,362,871	12,783,732

		19,992,964

International Bond 0.8%
Laudus Mondrian International Fixed Income Fund (a)	42,522	465,615

Short-Term Bond 15.2%
Schwab Short-Term Bond Market Fund (a)	1,006,011	9,335,780

		32,902,319

Money Market Fund 3.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.03% (a)(b)	1,968,431	1,968,431

Total Other Investment Companies
(Cost $47,593,103)		59,286,771

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.1% of net assets

Time Deposits 3.1%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	88,423	88,423
DNB
0.03%, 11/01/13	1,839,874	1,839,874

Total Short-Term Investments
(Cost $1,928,297)		1,928,297

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $50,477,925 and the unrealized appreciation and depreciation were $10,827,255 and ($90,112), respectively, with a net unrealized appreciation of $10,737,143.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

30 See financial notes

 Schwab Target 2010 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$59,286,771	$—	$—	$59,286,771
Short-Term Investments[1]	—	1,928,297	—	1,928,297

Total	$59,286,771	$1,928,297	$—	$61,215,068

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 31

 Schwab Target 2010 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $39,617,680)		$49,207,971
Investments in unaffiliated issuers, at value (cost $9,903,720)	+	12,007,097

Total investments, at value (cost $49,521,400)		61,215,068
Receivables:
Investments sold		200,000
Fund shares sold		56,364
Dividends		42,239
Due from investment adviser		730
Interest		2
Prepaid expenses	+	1,716

Total assets		61,516,119

Liabilities

Payables:
Investments bought		210,000
Independent trustees’ fees		1
Fund shares redeemed		23,998
Accrued expenses	+	30,420

Total liabilities		264,419

Net Assets

Total assets		61,516,119
Total liabilities	−	264,419

Net assets		$61,251,700

Net Assets by Source
Capital received from investors		65,935,342
Net investment income not yet distributed		553,325
Net realized capital losses		(16,930,635)
Net unrealized capital appreciation		11,693,668

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$61,251,700		5,141,223		$11.91

32 See financial notes

 Schwab Target 2010 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$748,134
Dividends received from unaffiliated underlying funds		311,615
Interest	+	578

Total investment income		1,060,327

Expenses

Professional fees		35,594
Transfer agent fees		19,876
Registration fees		19,405
Portfolio accounting fees		16,388
Independent trustees’ fees		7,412
Custodian fees		4,703
Shareholder reports		2,232
Other expenses	+	2,035

Total expenses		107,645
Expense reduction by CSIM	−	107,645

Net expenses	−	—

Net investment income		1,060,327

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		117,376
Realized capital gain distributions received from unaffiliated underlying funds		114,772
Net realized gains on sales of affiliated underlying funds		1,477,941
Net realized gains on sales of unaffiliated underlying funds	+	280,459

Net realized gains		1,990,548
Net change in unrealized appreciation on affiliated underlying funds		2,120,751
Net change in unrealized appreciation on unaffiliated underlying funds	+	463,236

Net change in unrealized appreciation	+	2,583,987

Net realized and unrealized gains		4,574,535

Increase in net assets resulting from operations		$5,634,862

See financial notes 33

 Schwab Target 2010 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$1,060,327	$1,222,844
Net realized gains		1,990,548	1,641,572
Net change in unrealized appreciation	+	2,583,987	1,770,890

Increase in net assets from operations		5,634,862	4,635,306

Distributions to Shareholders

Distributions from net investment income		($1,315,027)	($1,479,450)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,476,821	$16,885,894	1,010,257	$10,890,550
Shares reinvested		111,466	1,225,017	135,161	1,389,450
Shares redeemed	+	(1,819,181)	(20,804,281)	(1,834,755)	(19,810,132)

Net transactions in fund shares		(230,894)	($2,693,370)	(689,337)	($7,530,132)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,372,117	$59,625,235	6,061,454	$63,999,511
Total increase or decrease	+	(230,894)	1,626,465	(689,337)	(4,374,276)

End of period		5,141,223	$61,251,700	5,372,117	$59,625,235

Net investment income not yet distributed			$553,325		$692,441

34 See financial notes

Schwab Target 2015 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	11.13	10.48	10.16	9.09	8.15

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.20	0.19	0.16	0.19
Net realized and unrealized gains (losses)	1.12	0.66	0.32	1.06	0.91

Total from investment operations	1.32	0.86	0.51	1.22	1.10
Less distributions:
Distributions from net investment income	(0.23)	(0.21)	(0.19)	(0.15)	(0.16)
Distributions from net realized gains	—	—	—	—	(0.00)[1]

Total distributions	(0.23)	(0.21)	(0.19)	(0.15)	(0.16)

Net asset value at end of period	12.22	11.13	10.48	10.16	9.09

Total return (%)	12.06	8.41	5.10	13.55	13.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	—	—	—	0.00 [3]	0.02 [4]
Gross operating expenses[2]	0.14	0.19	0.22	0.39	0.85
Net investment income (loss)	1.72	1.85	1.94	1.91	2.57
Portfolio turnover rate	16	13	16	13	39
Net assets, end of period ($ x 1,000,000)	94	70	53	37	17

1 Amount less than $0.01.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 35

 Schwab Target 2015 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Other Investment Companies	75,214,690	91,132,172
3.0%	Short-Term Investments	2,858,667	2,858,667

99.8%	Total Investments	78,073,357	93,990,839
0.2%	Other Assets and Liabilities, Net		206,749

100.0%	Total Net Assets		94,197,588

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.8% of net assets

Equity Funds 47.3%

Global Real Estate 2.3%
Schwab Global Real Estate Fund (a)	317,511	2,168,599

International 11.5%
American Century International Growth Fund, Institutional Shares	158,740	2,141,406
Laudus International MarketMasters Fund, Select Shares (a)	180,373	4,271,226
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	59,556	542,550
Laudus Mondrian International Equity Fund, Institutional Shares (a)	202,787	1,748,027
William Blair International Small Cap Growth Fund, Institutional Shares	127,008	2,142,624

		10,845,833

Large-Cap 26.9%
Laudus U.S. Large Cap Growth Fund (a)	371,068	6,775,694
Schwab Core Equity Fund (a)	259,908	6,097,451
Schwab Dividend Equity Fund (a)	172,443	3,141,916
Schwab S&P 500 Index Fund (a)	201,034	5,584,715
TCW Relative Value Large Cap Fund	188,571	3,671,475

		25,271,251

Small-Cap 6.6%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	114,378	2,008,486
Schwab Small-Cap Equity Fund (a)	168,847	4,199,229

		6,207,715

		44,493,398

Fixed-Income Funds 47.4%

Inflation-Protected Bond 4.3%
Schwab Treasury Inflation Protected Securities Index Fund (a)	359,131	4,033,041

Intermediate-Term Bond 30.1%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	246,931	3,066,883
PIMCO Total Return Fund, Institutional Shares	596,606	6,503,002
Schwab Intermediate-Term Bond Fund (a)	271,173	2,765,959
Schwab Total Bond Market Fund (a)	1,708,846	16,028,974

		28,364,818

International Bond 1.1%
Laudus Mondrian International Fixed Income Fund (a)	94,222	1,031,727

Short-Term Bond 11.9%
Schwab Short-Term Bond Market Fund (a)	1,208,786	11,217,537

		44,647,123

Money Market Fund 2.1%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.03% (a)(b)	1,991,651	1,991,651

Total Other Investment Companies
(Cost $75,214,690)		91,132,172

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.0% of net assets

Time Deposits 3.0%
Bank of America
0.03%, 11/01/13	38,895	38,895
JPMorgan Chase
0.03%, 11/01/13	2,819,772	2,819,772

Total Short-Term Investments
(Cost $2,858,667)		2,858,667

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $78,607,988 and the unrealized appreciation and depreciation were $15,478,838 and ($95,987), respectively, with a net unrealized appreciation of $15,382,851.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

36 See financial notes

 Schwab Target 2015 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$91,132,172	$—	$—	$91,132,172
Short-Term Investments[1]	—	2,858,667	—	2,858,667

Total	$91,132,172	$2,858,667	$—	$93,990,839

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 37

 Schwab Target 2015 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $60,158,300)		$73,606,782
Investments in unaffiliated issuers, at value (cost $17,915,057)	+	20,384,057

Total investments, at value (cost $78,073,357)		93,990,839
Receivables:
Investments sold		210,000
Fund shares sold		353,899
Dividends		55,958
Due from investment adviser		797
Interest		2
Prepaid expenses	+	1,284

Total assets		94,612,779

Liabilities

Payables:
Investments bought		345,000
Independent trustees’ fees		1
Fund shares redeemed		37,631
Accrued expenses	+	32,559

Total liabilities		415,191

Net Assets

Total assets		94,612,779
Total liabilities	−	415,191

Net assets		$94,197,588

Net Assets by Source
Capital received from investors		78,093,465
Net investment income not yet distributed		737,135
Net realized capital losses		(550,494)
Net unrealized capital appreciation		15,917,482

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$94,197,588		7,709,259		$12.22

38 See financial notes

 Schwab Target 2015 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$982,143
Dividends received from unaffiliated underlying funds		440,536
Interest	+	1,004

Total investment income		1,423,683

Expenses

Professional fees		36,005
Registration fees		23,983
Transfer agent fees		20,283
Portfolio accounting fees		16,821
Independent trustees’ fees		7,532
Custodian fees		5,182
Shareholder reports		4,211
Other expenses	+	2,197

Total expenses		116,214
Expense reduction by CSIM	−	116,214

Net expenses	−	—

Net investment income		1,423,683

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		154,082
Realized capital gain distributions received from unaffiliated underlying funds		118,541
Net realized gains on sales of affiliated underlying funds		213,245
Net realized losses on sales of unaffiliated underlying funds	+	(109)

Net realized gains		485,759
Net change in unrealized appreciation on affiliated underlying funds		6,099,303
Net change in unrealized appreciation on unaffiliated underlying funds	+	1,261,539

Net change in unrealized appreciation	+	7,360,842

Net realized and unrealized gains		7,846,601

Increase in net assets resulting from operations		$9,270,284

See financial notes 39

 Schwab Target 2015 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$1,423,683	$1,127,669
Net realized gains		485,759	158,165
Net change in unrealized appreciation	+	7,360,842	3,608,686

Increase in net assets from operations		9,270,284	4,894,520

Distributions to Shareholders

Distributions from net investment income		($1,464,548)	($1,073,035)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,361,988	$39,062,080	2,292,650	$24,620,260
Shares reinvested		126,443	1,398,455	100,440	1,025,491
Shares redeemed	+	(2,040,270)	(23,734,773)	(1,182,917)	(12,715,068)

Net transactions in fund shares		1,448,161	$16,725,762	1,210,173	$12,930,683

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,261,098	$69,666,090	5,050,925	$52,913,922
Total increase	+	1,448,161	24,531,498	1,210,173	16,752,168

End of period		7,709,259	$94,197,588	6,261,098	$69,666,090

Net investment income not yet distributed			$737,135		$644,418

40 See financial notes

Schwab Target 2020 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	11.94	11.13	10.80	9.63	8.59

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.22	0.20	0.24
Net realized and unrealized gains (losses)	1.62	0.82	0.34	1.18	1.08

Total from investment operations	1.84	1.04	0.56	1.38	1.32
Less distributions:
Distributions from net investment income	(0.26)	(0.23)	(0.23)	(0.21)	(0.28)

Net asset value at end of period	13.52	11.94	11.13	10.80	9.63

Total return (%)	15.72	9.52	5.18	14.47	15.89

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	0.00 [2]	0.02 [3]
Gross operating expenses[1]	0.05	0.06	0.06	0.07	0.09
Net investment income (loss)	1.71	1.89	1.92	2.01	2.75
Portfolio turnover rate	14	13	15	15	48
Net assets, end of period ($ x 1,000,000)	415	306	273	240	198

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 41

 Schwab Target 2020 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.1%	Other Investment Companies	302,565,149	398,263,658
3.8%	Short-Term Investments	16,016,665	16,016,665

99.9%	Total Investments	318,581,814	414,280,323
0.1%	Other Assets and Liabilities, Net		241,978

100.0%	Total Net Assets		414,522,301

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.1% of net assets

Equity Funds 60.0%

Global Real Estate 3.0%
Schwab Global Real Estate Fund (a)	1,782,023	12,171,221

International 14.5%
American Century International Growth Fund, Institutional Shares	873,813	11,787,743
Laudus International MarketMasters Fund, Select Shares (a)	993,395	23,523,591
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	325,308	2,963,554
Laudus Mondrian International Equity Fund, Institutional Shares (a)	1,155,406	9,959,603
William Blair International Small Cap Growth Fund, Institutional Shares	712,091	12,012,968

		60,247,459

Large-Cap 34.1%
Laudus U.S. Large Cap Growth Fund (a)	2,044,008	37,323,583
Schwab Core Equity Fund (a)	1,492,538	35,014,951
Schwab Dividend Equity Fund (a)	974,769	17,760,298
Schwab S&P 500 Index Fund (a)	1,127,432	31,320,058
TCW Relative Value Large Cap Fund	1,021,509	19,888,786

		141,307,676

Small-Cap 8.4%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	660,298	11,594,826
Schwab Small-Cap Equity Fund (a)	933,256	23,210,079

		34,804,905

		248,531,261

Fixed-Income Funds 36.1%

Inflation-Protected Bond 2.9%
Schwab Treasury Inflation Protected Securities Index Fund (a)	1,078,250	12,108,746

Intermediate-Term Bond 24.8%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,160,261	14,410,447
PIMCO Total Return Fund, Institutional Shares	2,755,299	30,032,761
Schwab Intermediate-Term Bond Fund (a)	1,114,851	11,371,482
Schwab Total Bond Market Fund (a)	4,998,955	46,890,200

		102,704,890

International Bond 1.3%
Laudus Mondrian International Fixed Income Fund (a)	495,913	5,430,243

Short-Term Bond 7.1%
Schwab Short-Term Bond Market Fund (a)	3,177,642	29,488,518

		149,732,397

Total Other Investment Companies
(Cost $302,565,149)		398,263,658

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.8% of net assets

Time Deposits 3.8%
Societe Generale
0.03%, 11/01/13	3,551,561	3,551,561
Wells Fargo
0.03%, 11/01/13	12,465,104	12,465,104

Total Short-Term Investments
(Cost $16,016,665)		16,016,665

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $320,993,543 and the unrealized appreciation and depreciation were $93,853,126 and ($566,346), respectively, with a net unrealized appreciation of $93,286,780.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

42 See financial notes

 Schwab Target 2020 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$398,263,658	$—	$—	$398,263,658
Short-Term Investments[1]	—	16,016,665	—	16,016,665

Total	$398,263,658	$16,016,665	$—	$414,280,323

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 43

 Schwab Target 2020 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $229,766,566)		$310,130,953
Investments in unaffiliated issuers, at value (cost $88,815,248)	+	104,149,370

Total investments, at value (cost $318,581,814)		414,280,323
Receivables:
Investments sold		1,725,000
Fund shares sold		506,931
Dividends		186,247
Due from investment adviser		1,275
Interest		14
Prepaid expenses	+	7,012

Total assets		416,706,802

Liabilities

Payables:
Investments bought		2,050,000
Independent trustees’ fees		4
Fund shares redeemed		97,543
Accrued expenses	+	36,954

Total liabilities		2,184,501

Net Assets

Total assets		416,706,802
Total liabilities	−	2,184,501

Net assets		$414,522,301

Net Assets by Source
Capital received from investors		353,656,596
Net investment income not yet distributed		2,760,891
Net realized capital losses		(37,593,695)
Net unrealized capital appreciation		95,698,509

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$414,522,301		30,649,105		$13.52

44 See financial notes

 Schwab Target 2020 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$4,190,254
Dividends received from unaffiliated underlying funds		1,908,842
Interest	+	3,751

Total investment income		6,102,847

Expenses

Registration fees		40,101
Professional fees		37,342
Transfer agent fees		25,752
Portfolio accounting fees		22,353
Shareholder reports		13,267
Custodian fees		10,506
Independent trustees’ fees		9,383
Other expenses	+	7,104

Total expenses		165,808
Expense reduction by CSIM	−	165,808

Net expenses	−	—

Net investment income		6,102,847

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		710,495
Realized capital gain distributions received from unaffiliated underlying funds		415,932
Net realized gains on sales of affiliated underlying funds		1,335,080
Net realized losses on sales of unaffiliated underlying funds	+	(3,160)

Net realized gains		2,458,347
Net change in unrealized appreciation on affiliated underlying funds		35,750,623
Net change in unrealized appreciation on unaffiliated underlying funds	+	7,372,864

Net change in unrealized appreciation	+	43,123,487

Net realized and unrealized gains		45,581,834

Increase in net assets resulting from operations		$51,684,681

See financial notes 45

 Schwab Target 2020 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$6,102,847	$5,461,214
Net realized gains		2,458,347	2,164,132
Net change in unrealized appreciation	+	43,123,487	18,368,445

Increase in net assets from operations		51,684,681	25,993,791

Distributions to Shareholders

Distributions from net investment income		($6,683,111)	($5,540,387)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,795,603	$124,307,451	4,916,576	$56,647,459
Shares reinvested		542,153	6,451,623	494,589	5,361,345
Shares redeemed	+	(5,276,854)	(66,887,924)	(4,343,392)	(49,793,312)

Net transactions in fund shares		5,060,902	$63,871,150	1,067,773	$12,215,492

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		25,588,203	$305,649,581	24,520,430	$272,980,685
Total increase	+	5,060,902	108,872,720	1,067,773	32,668,896

End of period		30,649,105	$414,522,301	25,588,203	$305,649,581

Net investment income not yet distributed			$2,760,891		$2,791,705

46 See financial notes

Schwab Target 2025 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	11.73	10.84	10.46	9.21	7.99

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.19	0.19	0.16	0.17
Net realized and unrealized gains (losses)	1.93	0.89	0.38	1.24	1.21

Total from investment operations	2.14	1.08	0.57	1.40	1.38
Less distributions:
Distributions from net investment income	(0.24)	(0.19)	(0.19)	(0.15)	(0.16)

Net asset value at end of period	13.63	11.73	10.84	10.46	9.21

Total return (%)	18.54	10.14	5.44	15.34	17.61

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	0.00 [2]	—	0.00 [2]	0.01 [3]
Gross operating expenses[1]	0.08	0.10	0.14	0.24	0.57
Net investment income (loss)	1.57	1.73	1.66	1.62	2.15
Portfolio turnover rate	10	13	9	13	44
Net assets, end of period ($ x 1,000,000)	251	141	104	63	26

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 47

 Schwab Target 2025 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.9%	Other Investment Companies	195,648,651	243,631,108
2.8%	Short-Term Investment	7,142,364	7,142,364

99.7%	Total Investments	202,791,015	250,773,472
0.3%	Other Assets and Liabilities, Net		717,585

100.0%	Total Net Assets		251,491,057

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.9% of net assets

Equity Funds 69.3%

Global Real Estate 3.4%
Schwab Global Real Estate Fund (a)	1,264,302	8,635,180

International 16.8%
American Century International Growth Fund, Institutional Shares	606,329	8,179,380
Laudus International MarketMasters Fund, Select Shares (a)	686,104	16,246,949
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	225,922	2,058,147
Laudus Mondrian International Equity Fund, Institutional Shares (a)	837,115	7,215,929
William Blair International Small Cap Growth Fund, Institutional Shares	500,676	8,446,407

		42,146,812

Large-Cap 39.4%
Laudus U.S. Large Cap Growth Fund (a)	1,425,998	26,038,728
Schwab Core Equity Fund (a)	1,059,030	24,844,849
Schwab Dividend Equity Fund (a)	684,124	12,464,737
Schwab S&P 500 Index Fund (a)	792,409	22,013,111
TCW Relative Value Large Cap Fund	705,728	13,740,514

		99,101,939

Small-Cap 9.7%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	467,612	8,211,264
Schwab Small-Cap Equity Fund (a)	652,791	16,234,909

		24,446,173

		174,330,104

Fixed-Income Funds 27.6%

Inflation-Protected Bond 2.0%
Schwab Treasury Inflation Protected Securities Index Fund (a)	448,259	5,033,944

Intermediate-Term Bond 19.9%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	670,205	8,323,946
PIMCO Total Return Fund, Institutional Shares	1,546,629	16,858,260
Schwab Intermediate-Term Bond Fund (a)	576,806	5,883,424
Schwab Total Bond Market Fund (a)	2,015,888	18,909,028

		49,974,658

International Bond 1.2%
Laudus Mondrian International Fixed Income Fund (a)	276,903	3,032,084

Short-Term Bond 4.5%
Schwab Short-Term Bond Market Fund (a)	1,213,396	11,260,318

		69,301,004

Total Other Investment Companies
(Cost $195,648,651)		243,631,108

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.8% of net assets

Time Deposit 2.8%
Wells Fargo
0.03%, 11/01/13	7,142,364	7,142,364

Total Short-Term Investment
(Cost $7,142,364)		7,142,364

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $203,980,854 and the unrealized appreciation and depreciation were $47,321,027 and ($528,409), respectively, with a net unrealized appreciation of $46,792,618.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

48 See financial notes

 Schwab Target 2025 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$243,631,108	$—	$—	$243,631,108
Short-Term Investment[1]	—	7,142,364	—	7,142,364

Total	$243,631,108	$7,142,364	$—	$250,773,472

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 49

 Schwab Target 2025 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $147,390,901)		$188,082,601
Investments in unaffiliated issuers, at value (cost $55,400,114)	+	62,690,871

Total investments, at value (cost $202,791,015)		250,773,472
Receivables:
Investments sold		510,000
Fund shares sold		1,087,253
Dividends		84,301
Due from investment adviser		1,340
Interest		6
Prepaid expenses	+	2,793

Total assets		252,459,165

Liabilities

Payables:
Investments bought		860,000
Independent trustees’ fees		4
Fund shares redeemed		73,210
Accrued expenses	+	34,894

Total liabilities		968,108

Net Assets

Total assets		252,459,165
Total liabilities	−	968,108

Net assets		$251,491,057

Net Assets by Source
Capital received from investors		203,776,480
Net investment income not yet distributed		1,327,432
Net realized capital losses		(1,595,312)
Net unrealized capital appreciation		47,982,457

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$251,491,057		18,455,626		$13.63

50 See financial notes

 Schwab Target 2025 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$2,055,952
Dividends received from unaffiliated underlying funds		965,303
Interest	+	1,603

Total investment income		3,022,858

Expenses

Registration fees		38,229
Professional fees		36,782
Transfer agent fees		22,506
Portfolio accounting fees		18,947
Shareholder reports		10,523
Custodian fees		9,114
Independent trustees’ fees		8,202
Other expenses	+	3,843

Total expenses		148,146
Expense reduction by CSIM	−	148,146

Net expenses	−	—

Net investment income		3,022,858

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		373,221
Realized capital gain distributions received from unaffiliated underlying funds		146,733
Net realized gains on sales of affiliated underlying funds		41,689
Net realized losses on sales of unaffiliated underlying funds	+	(39,517)

Net realized gains		522,126
Net change in unrealized appreciation on affiliated underlying funds		23,976,818
Net change in unrealized appreciation on unaffiliated underlying funds	+	4,911,132

Net change in unrealized appreciation	+	28,887,950

Net realized and unrealized gains		29,410,076

Increase in net assets resulting from operations		$32,432,934

See financial notes 51

 Schwab Target 2025 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$3,022,858	$2,114,588
Net realized gains (losses)		522,126	(170,384)
Net change in unrealized appreciation	+	28,887,950	9,570,161

Increase in net assets from operations		32,432,934	11,514,365

Distributions to Shareholders

Distributions from net investment income		($2,993,027)	($1,878,136)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,685,243	$109,893,079	4,252,040	$48,020,992
Shares reinvested		248,579	2,915,831	174,782	1,847,442
Shares redeemed	+	(2,529,490)	(32,070,753)	(1,997,080)	(22,465,465)

Net transactions in fund shares		6,404,332	$80,738,157	2,429,742	$27,402,969

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		12,051,294	$141,312,993	9,621,552	$104,273,795
Total increase	+	6,404,332	110,178,064	2,429,742	37,039,198

End of period		18,455,626	$251,491,057	12,051,294	$141,312,993

Net investment income not yet distributed			$1,327,432		$1,040,989

52 See financial notes

Schwab Target 2030 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	12.42	11.43	11.05	9.69	8.51

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.19	0.19	0.17	0.20
Net realized and unrealized gains (losses)	2.31	0.99	0.38	1.36	1.23

Total from investment operations	2.53	1.18	0.57	1.53	1.43
Less distributions:
Distributions from net investment income	(0.25)	(0.19)	(0.19)	(0.17)	(0.25)

Net asset value at end of period	14.70	12.42	11.43	11.05	9.69

Total return (%)	20.73	10.52	5.20	15.97	17.31

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	0.00 [2]	0.01 [3]
Gross operating expenses[1]	0.04	0.05	0.05	0.08	0.11
Net investment income (loss)	1.59	1.62	1.60	1.64	2.37
Portfolio turnover rate	10	12	8	14	50
Net assets, end of period ($ x 1,000,000)	621	444	372	296	200

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 53

 Schwab Target 2030 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.4%	Other Investment Companies	435,186,299	605,368,226
2.5%	Short-Term Investment	15,681,154	15,681,154

99.9%	Total Investments	450,867,453	621,049,380
0.1%	Other Assets and Liabilities, Net		424,544

100.0%	Total Net Assets		621,473,924

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.4% of net assets

Equity Funds 76.9%

Global Real Estate 3.8%
Schwab Global Real Estate Fund (a)	3,468,314	23,688,588

International 18.6%
American Century International Growth Fund, Institutional Shares	1,653,907	22,311,212
Laudus International MarketMasters Fund, Select Shares (a)	1,890,535	44,767,869
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	632,856	5,765,314
Laudus Mondrian International Equity Fund, Institutional Shares (a)	2,297,220	19,802,034
William Blair International Small Cap Growth Fund, Institutional Shares	1,354,126	22,844,107

		115,490,536

Large-Cap 43.7%
Laudus U.S. Large Cap Growth Fund (a)	3,885,576	70,950,619
Schwab Core Equity Fund (a)	2,944,866	69,086,555
Schwab Dividend Equity Fund (a)	1,864,777	33,976,240
Schwab S&P 500 Index Fund (a)	2,176,358	60,459,232
TCW Relative Value Large Cap Fund	1,923,205	37,444,797

		271,917,443

Small-Cap 10.8%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	1,289,028	22,635,334
Schwab Small-Cap Equity Fund (a)	1,788,903	44,490,016

		67,125,350

		478,221,917

Fixed-Income Funds 20.5%

Inflation-Protected Bond 1.5%
Schwab Treasury Inflation Protected Securities Index Fund (a)	826,600	9,282,721

Intermediate-Term Bond 15.2%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,396,509	17,344,643
PIMCO Total Return Fund, Institutional Shares	3,176,428	34,623,069
Schwab Intermediate-Term Bond Fund (a)	1,239,274	12,640,590
Schwab Total Bond Market Fund (a)	3,194,473	29,964,159

		94,572,461

International Bond 1.0%
Laudus Mondrian International Fixed Income Fund (a)	533,238	5,838,960

Short-Term Bond 2.8%
Schwab Short-Term Bond Market Fund (a)	1,880,621	17,452,167

		127,146,309

Total Other Investment Companies
(Cost $435,186,299)		605,368,226

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.5% of net assets

Time Deposit 2.5%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	15,681,154	15,681,154

Total Short-Term Investment
(Cost $15,681,154)		15,681,154

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $455,033,814 and the unrealized appreciation and depreciation were $167,049,673 and ($1,034,107), respectively, with a net unrealized appreciation of $166,015,566.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

54 See financial notes

 Schwab Target 2030 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$605,368,226	$—	$—	$605,368,226
Short-Term Investment[1]	—	15,681,154	—	15,681,154

Total	$605,368,226	$15,681,154	$—	$621,049,380

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 55

 Schwab Target 2030 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $326,367,897)		$470,800,398
Investments in unaffiliated issuers, at value (cost $124,499,556)	+	150,248,982

Total investments, at value (cost $450,867,453)		621,049,380
Receivables:
Investments sold		2,300,000
Fund shares sold		1,835,754
Dividends		154,472
Due from investment adviser		1,656
Interest		13
Prepaid expenses	+	9,120

Total assets		625,350,395

Liabilities

Payables:
Investments bought		2,950,000
Independent trustees’ fees		4
Fund shares redeemed		879,508
Accrued expenses	+	46,959

Total liabilities		3,876,471

Net Assets

Total assets		625,350,395
Total liabilities	−	3,876,471

Net assets		$621,473,924

Net Assets by Source
Capital received from investors		480,923,695
Net investment income not yet distributed		3,001,805
Net realized capital losses		(32,633,503)
Net unrealized capital appreciation		170,181,927

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$621,473,924		42,272,766		$14.70

56 See financial notes

 Schwab Target 2030 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$6,001,210
Dividends received from unaffiliated underlying funds		2,350,005
Interest	+	3,866

Total investment income		8,355,081

Expenses

Registration fees		49,134
Professional fees		38,418
Transfer agent fees		29,058
Portfolio accounting fees		25,798
Shareholder reports		21,211
Custodian fees		13,292
Independent trustees’ fees		10,509
Other expenses	+	9,969

Total expenses		197,389
Expense reduction by CSIM	−	197,389

Net expenses	−	—

Net investment income		8,355,081

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,154,935
Realized capital gain distributions received from unaffiliated underlying funds		304,132
Net realized gains on sales of affiliated underlying funds		935,816
Net realized gains on sales of unaffiliated underlying funds	+	160,407

Net realized gains		2,555,290
Net change in unrealized appreciation on affiliated underlying funds		72,839,796
Net change in unrealized appreciation on unaffiliated underlying funds	+	15,230,159

Net change in unrealized appreciation	+	88,069,955

Net realized and unrealized gains		90,625,245

Increase in net assets resulting from operations		$98,980,326

See financial notes 57

 Schwab Target 2030 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$8,355,081	$6,636,601
Net realized gains (losses)		2,555,290	(485,756)
Net change in unrealized appreciation	+	88,069,955	34,048,464

Increase in net assets from operations		98,980,326	40,199,309

Distributions to Shareholders

Distributions from net investment income		($9,003,665)	($6,263,907)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,596,872	$156,363,209	8,178,626	$97,318,546
Shares reinvested		703,372	8,749,953	547,142	6,095,164
Shares redeemed	+	(5,790,131)	(77,672,946)	(5,482,400)	(64,862,336)

Net transactions in fund shares		6,510,113	$87,440,216	3,243,368	$38,551,374

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,762,653	$444,057,047	32,519,285	$371,570,271
Total increase	+	6,510,113	177,416,877	3,243,368	72,486,776

End of period		42,272,766	$621,473,924	35,762,653	$444,057,047

Net investment income not yet distributed			$3,001,805		$2,920,540

58 See financial notes

Schwab Target 2035 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	11.69	10.70	10.32	9.00	7.76

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.16	0.13	0.15
Net realized and unrealized gains (losses)	2.45	0.99	0.38	1.33	1.23

Total from investment operations	2.65	1.15	0.54	1.46	1.38
Less distributions:
Distributions from net investment income	(0.22)	(0.16)	(0.16)	(0.14)	(0.14)

Net asset value at end of period	14.12	11.69	10.70	10.32	9.00

Total return (%)	23.02	10.89	5.27	16.29	18.22

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	0.00 [2]	0.01 [3]
Gross operating expenses[1]	0.09	0.13	0.17	0.30	0.67
Net investment income (loss)	1.42	1.45	1.41	1.38	1.92
Portfolio turnover rate	5	11	4	14	49
Net assets, end of period ($ x 1,000,000)	204	111	77	49	22

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 59

 Schwab Target 2035 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.7%	Other Investment Companies	154,382,515	199,717,922
2.3%	Short-Term Investment	4,604,832	4,604,832

100.0%	Total Investments	158,987,347	204,322,754
(0.0%)	Other Assets and Liabilities, Net		(11,958)

100.0%	Total Net Assets		204,310,796

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.7% of net assets

Equity Funds 84.0%

Global Real Estate 4.2%
Schwab Global Real Estate Fund (a)	1,245,858	8,509,210

International 20.3%
American Century International Growth Fund, Institutional Shares	589,389	7,950,858
Laudus International MarketMasters Fund, Select Shares (a)	674,742	15,977,899
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	221,793	2,020,533
Laudus Mondrian International Equity Fund, Institutional Shares (a)	832,611	7,177,104
William Blair International Small Cap Growth Fund, Institutional Shares	489,282	8,254,192

		41,380,586

Large-Cap 47.7%
Laudus U.S. Large Cap Growth Fund (a)	1,392,869	25,433,795
Schwab Core Equity Fund (a)	1,064,628	24,976,180
Schwab Dividend Equity Fund (a)	666,950	12,151,837
Schwab S&P 500 Index Fund (a)	780,398	21,679,453
TCW Relative Value Large Cap Fund	684,183	13,321,047

		97,562,312

Small-Cap 11.8%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	466,053	8,183,885
Schwab Small-Cap Equity Fund (a)	641,150	15,945,403

		24,129,288

		171,581,396

Fixed-Income Funds 13.7%

Inflation-Protected Bond 0.8%
Schwab Treasury Inflation Protected Securities Index Fund (a)	151,982	1,706,763

Intermediate-Term Bond 10.5%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	377,168	4,684,425
PIMCO Total Return Fund, Institutional Shares	813,880	8,871,288
Schwab Intermediate-Term Bond Fund (a)	275,184	2,806,872
Schwab Total Bond Market Fund (a)	542,624	5,089,811

		21,452,396

International Bond 0.6%
Laudus Mondrian International Fixed Income Fund (a)	118,135	1,293,578

Short-Term Bond 1.8%
Schwab Short-Term Bond Market Fund (a)	396,960	3,683,789

		28,136,526

Total Other Investment Companies
(Cost $154,382,515)		199,717,922

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.3% of net assets

Time Deposit 2.3%
Skandinaviska Enskilda Banken
0.03%, 11/01/13	4,604,832	4,604,832

Total Short-Term Investment
(Cost $4,604,832)		4,604,832

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $159,931,179 and the unrealized appreciation and depreciation were $44,739,502 and ($347,927), respectively, with a net unrealized appreciation of $44,391,575.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

60 See financial notes

 Schwab Target 2035 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$199,717,922	$—	$—	$199,717,922
Short-Term Investment[1]	—	4,604,832	—	4,604,832

Total	$199,717,922	$4,604,832	$—	$204,322,754

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 61

 Schwab Target 2035 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $118,266,252)		$156,636,112
Investments in unaffiliated issuers, at value (cost $40,721,095)	+	47,686,642

Total investments, at value (cost $158,987,347)		204,322,754
Receivables:
Investments sold		610,000
Fund shares sold		325,532
Dividends		33,611
Due from investment adviser		1,254
Interest		4
Prepaid expenses	+	2,211

Total assets		205,295,366

Liabilities

Payables:
Investments bought		830,000
Independent trustees’ fees		4
Fund shares redeemed		117,265
Accrued expenses	+	37,301

Total liabilities		984,570

Net Assets

Total assets		205,295,366
Total liabilities	−	984,570

Net assets		$204,310,796

Net Assets by Source
Capital received from investors		159,524,605
Net investment income not yet distributed		751,951
Net realized capital losses		(1,301,167)
Net unrealized capital appreciation		45,335,407

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$204,310,796		14,474,579		$14.12

62 See financial notes

 Schwab Target 2035 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$1,581,923
Dividends received from unaffiliated underlying funds		590,491
Interest	+	972

Total investment income		2,173,386

Expenses

Professional fees		36,608
Registration fees		31,950
Transfer agent fees		22,220
Portfolio accounting fees		18,150
Shareholder reports		11,122
Custodian fees		8,404
Independent trustees’ fees		7,942
Other expenses	+	3,112

Total expenses		139,508
Expense reduction by CSIM	−	139,508

Net expenses	−	—

Net investment income		2,173,386

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		300,916
Realized capital gain distributions received from unaffiliated underlying funds		49,589
Net realized gains on sales of affiliated underlying funds		21,714
Net realized gains on sales of unaffiliated underlying funds	+	6,008

Net realized gains		378,227
Net change in unrealized appreciation on affiliated underlying funds		23,953,719
Net change in unrealized appreciation on unaffiliated underlying funds	+	4,999,431

Net change in unrealized appreciation	+	28,953,150

Net realized and unrealized gains		29,331,377

Increase in net assets resulting from operations		$31,504,763

See financial notes 63

 Schwab Target 2035 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$2,173,386	$1,339,939
Net realized gains (losses)		378,227	(188,323)
Net change in unrealized appreciation	+	28,953,150	8,193,560

Increase in net assets from operations		31,504,763	9,345,176

Distributions to Shareholders

Distributions from net investment income		($2,151,560)	($1,173,912)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,414,310	$82,496,975	3,123,482	$35,158,038
Shares reinvested		178,770	2,102,339	110,095	1,149,391
Shares redeemed	+	(1,571,980)	(20,151,520)	(1,018,757)	(11,399,175)

Net transactions in fund shares		5,021,100	$64,447,794	2,214,820	$24,908,254

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,453,479	$110,509,799	7,238,659	$77,430,281
Total increase	+	5,021,100	93,800,997	2,214,820	33,079,518

End of period		14,474,579	$204,310,796	9,453,479	$110,509,799

Net investment income not yet distributed			$751,951		$557,615

64 See financial notes

Schwab Target 2040 Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	12.67	11.55	11.16	9.71	8.48

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.17	0.17	0.15	0.18
Net realized and unrealized gains (losses)	2.84	1.12	0.40	1.46	1.27

Total from investment operations	3.06	1.29	0.57	1.61	1.45
Less distributions:
Distributions from net investment income	(0.24)	(0.17)	(0.18)	(0.16)	(0.22)

Net asset value at end of period	15.49	12.67	11.55	11.16	9.71

Total return (%)	24.55	11.33	5.08	16.71	17.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	0.00 [2]	0.00 [2,3]
Gross operating expenses[1]	0.04	0.06	0.06	0.10	0.15
Net investment income (loss)	1.47	1.42	1.42	1.44	2.15
Portfolio turnover rate	6	12	3	15	51
Net assets, end of period ($ x 1,000,000)	639	435	342	259	163

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

See financial notes 65

 Schwab Target 2040 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	439,711,295	626,077,263
2.1%	Short-Term Investment	13,318,877	13,318,877

100.0%	Total Investments	453,030,172	639,396,140
0.0%	Other Assets and Liabilities, Net		45,701

100.0%	Total Net Assets		639,441,841

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 89.1%

Global Real Estate 4.4%
Schwab Global Real Estate Fund (a)	4,140,897	28,282,330

International 21.5%
American Century International Growth Fund, Institutional Shares	1,949,715	26,301,655
Laudus International MarketMasters Fund, Select Shares (a)	2,235,553	52,937,887
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	740,308	6,744,210
Laudus Mondrian International Equity Fund, Institutional Shares (a)	2,773,538	23,907,900
William Blair International Small Cap Growth Fund, Institutional Shares	1,624,675	27,408,272

		137,299,924

Large-Cap 50.7%
Laudus U.S. Large Cap Growth Fund (a)	4,612,591	84,225,911
Schwab Core Equity Fund (a)	3,542,709	83,111,947
Schwab Dividend Equity Fund (a)	2,213,536	40,330,628
Schwab S&P 500 Index Fund (a)	2,596,342	72,126,371
TCW Relative Value Large Cap Fund	2,264,980	44,099,165

		323,894,022

Small-Cap 12.5%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	1,544,461	27,120,743
Schwab Small-Cap Equity Fund (a)	2,131,039	52,998,946

		80,119,689

		569,595,965

Fixed-Income Funds 8.8%

Inflation-Protected Bond 0.5%
Schwab Treasury Inflation Protected Securities Index Fund (a)	267,654	3,005,755

Intermediate-Term Bond 6.7%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	919,354	11,418,374
PIMCO Total Return Fund, Institutional Shares	1,862,213	20,298,125
Schwab Intermediate-Term Bond Fund (a)	522,433	5,328,818
Schwab Total Bond Market Fund (a)	652,972	6,124,878

		43,170,195

International Bond 0.3%
Laudus Mondrian International Fixed Income Fund (a)	181,646	1,989,025

Short-Term Bond 1.3%
Schwab Short-Term Bond Market Fund (a)	896,155	8,316,323

		56,481,298

Total Other Investment Companies
(Cost $439,711,295)		626,077,263

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.1% of net assets

Time Deposit 2.1%
Wells Fargo
0.03%, 11/01/13	13,318,877	13,318,877

Total Short-Term Investment
(Cost $13,318,877)		13,318,877

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $457,466,307 and the unrealized appreciation and depreciation were $182,571,460 and ($641,627), respectively, with a net unrealized appreciation of $181,929,833.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

66 See financial notes

 Schwab Target 2040 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$626,077,263	$—	$—	$626,077,263
Short-Term Investment[1]	—	13,318,877	—	13,318,877

Total	$626,077,263	$13,318,877	$—	$639,396,140

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 67

 Schwab Target 2040 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $339,232,737)		$496,551,672
Investments in unaffiliated issuers, at value (cost $113,797,435)	+	142,844,468

Total investments, at value (cost $453,030,172)		639,396,140
Receivables:
Investments sold		2,000,000
Fund shares sold		816,447
Dividends		64,928
Due from investment adviser		1,672
Interest		11
Prepaid expenses	+	8,811

Total assets		642,288,009

Liabilities

Payables:
Investments bought		2,400,000
Independent trustees’ fees		3
Fund shares redeemed		390,167
Accrued expenses	+	55,998

Total liabilities		2,846,168

Net Assets

Total assets		642,288,009
Total liabilities	−	2,846,168

Net assets		$639,441,841

Net Assets by Source
Capital received from investors		477,672,104
Net investment income not yet distributed		2,124,949
Net realized capital losses		(26,721,180)
Net unrealized capital appreciation		186,365,968

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$639,441,841		41,278,138		$15.49

68 See financial notes

 Schwab Target 2040 Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$5,948,948
Dividends received from unaffiliated underlying funds		1,900,321
Interest	+	3,272

Total investment income		7,852,541

Expenses

Registration fees		48,536
Shareholder reports		40,518
Professional fees		38,689
Transfer agent fees		37,719
Portfolio accounting fees		25,950
Custodian fees		13,549
Independent trustees’ fees		10,517
Other expenses	+	9,792

Total expenses		225,270
Expense reduction by CSIM	−	225,270

Net expenses	−	—

Net investment income		7,852,541

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,184,113
Realized capital gain distributions received from unaffiliated underlying funds		120,451
Net realized gains on sales of affiliated underlying funds		404,032
Net realized gains on sales of unaffiliated underlying funds	+	76,704

Net realized gains		1,785,300
Net change in unrealized appreciation on affiliated underlying funds		88,337,551
Net change in unrealized appreciation on unaffiliated underlying funds	+	18,844,743

Net change in unrealized appreciation	+	107,182,294

Net realized and unrealized gains		108,967,594

Increase in net assets resulting from operations		$116,820,135

See financial notes 69

 Schwab Target 2040 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$7,852,541	$5,524,403
Net realized gains (losses)		1,785,300	(1,275,324)
Net change in unrealized appreciation	+	107,182,294	36,407,167

Increase in net assets from operations		116,820,135	40,656,246

Distributions to Shareholders

Distributions from net investment income		($8,424,619)	($5,065,636)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,808,472	$164,760,752	9,337,484	$113,340,523
Shares reinvested		647,209	8,251,913	440,155	4,960,552
Shares redeemed	+	(5,499,831)	(76,790,642)	(5,085,156)	(61,428,310)

Net transactions in fund shares		6,955,850	$96,222,023	4,692,483	$56,872,765

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,322,288	$434,824,302	29,629,805	$342,360,927
Total increase	+	6,955,850	204,617,539	4,692,483	92,463,375

End of period		41,278,138	$639,441,841	34,322,288	$434,824,302

Net investment income not yet distributed			$2,124,949		$2,067,958

70 See financial notes

Schwab Target 2045 Fund

Financial Statements

Financial Highlights

	1/23/13[1]–
	10/31/13

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	1.64

Total from investment operations	1.66

Net asset value at end of period	11.66

Total return (%)	16.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00	[4,5]
Gross operating expenses[3]	1.08	[4]
Net investment income (loss)	0.46	[4]
Portfolio turnover rate	39	[2]
Net assets, end of period ($ x 1,000,000)	18

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

See financial notes 71

 Schwab Target 2045 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.6%	Other Investment Companies	15,792,382	17,207,337
2.1%	Short-Term Investment	367,372	367,372

99.7%	Total Investments	16,159,754	17,574,709
0.3%	Other Assets and Liabilities, Net		48,218

100.0%	Total Net Assets		17,622,927

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.6% of net assets

Equity Funds 91.7%

Global Real Estate 4.6%
Schwab Global Real Estate Fund (a)	117,387	801,755

International 22.1%
American Century International Growth Fund, Institutional Shares	55,538	749,204
Laudus International MarketMasters Fund, Select Shares (a)	63,242	1,497,562
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	20,761	189,130
Laudus Mondrian International Equity Fund, Institutional Shares (a)	78,856	679,737
William Blair International Small Cap Growth Fund, Institutional Shares	46,108	777,842

		3,893,475

Large-Cap 52.1%
Laudus U.S. Large Cap Growth Fund (a)	129,934	2,372,598
Schwab Core Equity Fund (a)	100,004	2,346,093
Schwab Dividend Equity Fund (a)	63,277	1,152,909
Schwab S&P 500 Index Fund (a)	74,563	2,071,352
TCW Relative Value Large Cap Fund	63,997	1,246,021

		9,188,973

Small-Cap 12.9%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	44,072	773,905
Schwab Small-Cap Equity Fund (a)	60,262	1,498,720

		2,272,625

		16,156,828

Fixed-Income Funds 5.9%

Inflation-Protected Bond 0.2%
Schwab Treasury Inflation Protected Securities Index Fund (a)	3,765	42,280

Intermediate-Term Bond 4.6%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	21,270	264,178
PIMCO Total Return Fund, Institutional Shares	39,353	428,947
Schwab Intermediate-Term Bond Fund (a)	9,364	95,508
Schwab Total Bond Market Fund (a)	2,403	22,545

		811,178

International Bond 0.1%
Laudus Mondrian International Fixed Income Fund (a)	1,352	14,799

Short-Term Bond 1.0%
Schwab Short-Term Bond Market Fund (a)	19,639	182,252

		1,050,509

Total Other Investment Companies
(Cost $15,792,382)		17,207,337

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.1% of net assets

Time Deposit 2.1%
JPMorgan Chase
0.03%, 11/01/13	367,372	367,372

Total Short-Term Investment
(Cost $367,372)		367,372

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $16,169,622 and the unrealized appreciation and depreciation were $1,415,958 and ($10,871), respectively, with a net unrealized appreciation of $1,405,087.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

72 See financial notes

 Schwab Target 2045 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$17,207,337	$—	$—	$17,207,337
Short-Term Investment[1]	—	367,372	—	367,372

Total	$17,207,337	$367,372	$—	$17,574,709

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 73

 Schwab Target 2045 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $12,557,002)		$13,741,145
Investments in unaffiliated issuers, at value (cost $3,602,752)	+	3,833,564

Total investments, at value (cost $16,159,754)		17,574,709
Receivables:
Investments sold		23,000
Fund shares sold		100,516
Dividends		1,122
Due from investment adviser		644
Prepaid expenses	+	98

Total assets		17,700,089

Liabilities

Payables:
Investments bought		47,000
Independent trustees’ fees		1
Fund shares redeemed		307
Accrued expenses	+	29,854

Total liabilities		77,162

Net Assets

Total assets		17,700,089
Total liabilities	−	77,162

Net assets		$17,622,927

Net Assets by Source
Capital received from investors		16,213,521
Net investment income not yet distributed		32,174
Net realized capital losses		(37,723)
Net unrealized capital appreciation		1,414,955

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$17,622,927		1,511,166		$11.66

74 See financial notes

 Schwab Target 2045 Fund

Statement of
Operations
For the period January 23, 2013* through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$22,682
Dividends received from unaffiliated underlying funds		9,510
Interest	+	45

Total investment income		32,237

Expenses

Professional fees		18,183
Transfer agent fees		17,600
Shareholder reports		13,936
Custodian fees		10,000
Portfolio accounting fees		6,400
Independent trustees’ fees		4,063
Registration fees		3,640
Interest expense		63
Other expenses	+	916

Total expenses		74,801
Expense reduction by CSIM	−	74,738

Net expenses	−	63

Net investment income		32,174

Realized and Unrealized Gains (Losses)

Net realized losses on sales of affiliated underlying funds		(110)
Net realized losses on sales of unaffiliated underlying funds	+	(37,613)

Net realized losses		(37,723)
Net change in unrealized appreciation on affiliated underlying funds		1,184,143
Net change in unrealized appreciation on unaffiliated underlying funds	+	230,812

Net change in unrealized appreciation	+	1,414,955

Net realized and unrealized gains		1,377,232

Increase in net assets resulting from operations		$1,409,406

*	Commencement of operations.

See financial notes 75

 Schwab Target 2045 Fund

Statement of
Changes in Net Assets
For the current period only. Because the fund commenced operations on January 23, 2013, it has no prior report period.

Operations

1/23/13*-10/31/13
Net investment income		$32,174
Net realized losses		(37,723)
Net change in unrealized appreciation	+	1,414,955

Increase in net assets from operations		$1,409,406

Transactions in Fund Shares

		1/23/13*-10/31/13
		SHARES	VALUE
Shares sold		1,673,485	$17,999,978
Shares redeemed	+	(162,319)	(1,786,457)

Net transactions in fund shares		1,511,166	$16,213,521

Shares Outstanding and Net Assets

		1/23/13*-10/31/13
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	1,511,166	17,622,927

End of period		1,511,166	$17,622,927

Net investment income not yet distributed			$32,174

*	Commencement of operations.

76 See financial notes

Schwab Target 2050 Fund

Financial Statements

Financial Highlights

	1/23/13[1]–
	10/31/13

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	1.70

Total from investment operations	1.72

Net asset value at end of period	11.72

Total return (%)	17.20	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00	[4,5]
Gross operating expenses[3]	1.37	[4]
Net investment income (loss)	0.40	[4]
Portfolio turnover rate	40	[2]
Net assets, end of period ($ x 1,000,000)	14

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

See financial notes 77

 Schwab Target 2050 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.0%	Other Investment Companies	12,548,564	13,697,171
2.2%	Short-Term Investment	304,284	304,284

100.2%	Total Investments	12,852,848	14,001,455
(0.2%)	Other Assets and Liabilities, Net		(21,724)

100.0%	Total Net Assets		13,979,731

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.0% of net assets

Equity Funds 94.5%

Global Real Estate 4.7%
Schwab Global Real Estate Fund (a)	96,224	657,210

International 22.8%
American Century International Growth Fund, Institutional Shares	45,302	611,118
Laudus International MarketMasters Fund, Select Shares (a)	51,477	1,218,964
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	17,235	157,015
Laudus Mondrian International Equity Fund, Institutional Shares (a)	64,671	557,464
William Blair International Small Cap Growth Fund, Institutional Shares	37,660	635,324

		3,179,885

Large-Cap 53.7%
Laudus U.S. Large Cap Growth Fund (a)	106,570	1,945,976
Schwab Core Equity Fund (a)	82,365	1,932,289
Schwab Dividend Equity Fund (a)	51,796	943,727
Schwab S&P 500 Index Fund (a)	60,186	1,671,958
TCW Relative Value Large Cap Fund	52,297	1,018,220

		7,512,170

Small-Cap 13.3%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	36,055	633,130
Schwab Small-Cap Equity Fund (a)	49,256	1,224,991

		1,858,121

		13,207,386

Fixed-Income Funds 3.5%

Inflation-Protected Bond 0.0%
Schwab Treasury Inflation Protected Securities Index Fund (a)	355	3,989

Intermediate-Term Bond 2.8%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	10,700	132,888
PIMCO Total Return Fund, Institutional Shares	20,433	222,723
Schwab Intermediate-Term Bond Fund (a)	2,990	30,500
Schwab Total Bond Market Fund (a)	742	6,958

		393,069

International Bond 0.0%
Laudus Mondrian International Fixed Income Fund (a)	355	3,885

Short-Term Bond 0.7%
Schwab Short-Term Bond Market Fund (a)	9,573	88,842

		489,785

Total Other Investment Companies
(Cost $12,548,564)		13,697,171

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.2% of net assets

Time Deposit 2.2%
Bank of America
0.03%, 11/01/13	304,284	304,284

Total Short-Term Investment
(Cost $304,284)		304,284

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $12,860,203 and the unrealized appreciation and depreciation were $1,146,598 and ($5,346), respectively, with a net unrealized appreciation of $1,141,252.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

78 See financial notes

 Schwab Target 2050 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$13,697,171	$—	$—	$13,697,171
Short-Term Investment[1]	—	304,284	—	304,284

Total	$13,697,171	$304,284	$—	$14,001,455

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 79

 Schwab Target 2050 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $10,119,315)		$11,076,898
Investments in unaffiliated issuers, at value (cost $2,733,533)	+	2,924,557

Total investments, at value (cost $12,852,848)		14,001,455
Receivables:
Investments sold		49,000
Fund shares sold		36,507
Due from investment adviser		609
Dividends		516
Prepaid expenses	+	46

Total assets		14,088,133

Liabilities

Payables:
Investments bought		62,000
Independent trustees’ fees		1
Fund shares redeemed		17,580
Accrued expenses	+	28,821

Total liabilities		108,402

Net Assets

Total assets		14,088,133
Total liabilities	−	108,402

Net assets		$13,979,731

Net Assets by Source
Capital received from investors		12,842,967
Net investment income not yet distributed		21,616
Net realized capital losses		(33,459)
Net unrealized capital appreciation		1,148,607

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$13,979,731		1,193,188		$11.72

80 See financial notes

 Schwab Target 2050 Fund

Statement of
Operations
For the period January 23, 2013* through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$16,614
Dividends received from unaffiliated underlying funds		4,975
Interest	+	36

Total investment income		21,625

Expenses

Professional fees		18,183
Transfer agent fees		17,700
Shareholder reports		13,936
Custodian fees		8,900
Portfolio accounting fees		6,400
Independent trustees’ fees		4,059
Registration fees		3,684
Interest expense		9
Other expenses	+	914

Total expenses		73,785
Expense reduction by CSIM	−	73,776

Net expenses	−	9

Net investment income		21,616

Realized and Unrealized Gains (Losses)

Net realized losses on sales of affiliated underlying funds		(4,693)
Net realized losses on sales of unaffiliated underlying funds	+	(28,766)

Net realized losses		(33,459)
Net change in unrealized appreciation on affiliated underlying funds		957,583
Net change in unrealized appreciation on unaffiliated underlying funds	+	191,024

Net change in unrealized appreciation	+	1,148,607

Net realized and unrealized gains		1,115,148

Increase in net assets resulting from operations		$1,136,764

*	Commencement of operations.

See financial notes 81

 Schwab Target 2050 Fund

Statement of
Changes in Net Assets
For the current period only. Because the fund commenced operations on January 23, 2013, it has no prior report period.

Operations

1/23/13*-10/31/13
Net investment income		$21,616
Net realized losses		(33,459)
Net change in unrealized appreciation	+	1,148,607

Increase in net assets from operations		$1,136,764

Transactions in Fund Shares

		1/23/13*-10/31/13
		SHARES	VALUE
Shares sold		1,302,184	$14,062,670
Shares redeemed	+	(108,996)	(1,219,703)

Net transactions in fund shares		1,193,188	$12,842,967

Shares Outstanding and Net Assets

		1/23/13*-10/31/13
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	1,193,188	13,979,731

End of period		1,193,188	$13,979,731

Net investment income not yet distributed			$21,616

*	Commencement of operations.

82 See financial notes

Schwab Target 2055 Fund

Financial Statements

Financial Highlights

	1/23/13[1]–
	10/31/13

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	1.72

Total from investment operations	1.74

Net asset value at end of period	11.74

Total return (%)	17.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00	[4,5]
Gross operating expenses[3]	2.78	[4]
Net investment income (loss)	0.34	[4]
Portfolio turnover rate	12	[2]
Net assets, end of period ($ x 1,000,000)	7

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

See financial notes 83

 Schwab Target 2055 Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	6,158,417	6,737,515
2.2%	Short-Term Investment	153,995	153,995

100.1%	Total Investments	6,312,412	6,891,510
(0.1%)	Other Assets and Liabilities, Net		(9,730)

100.0%	Total Net Assets		6,881,780

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 95.9%

Global Real Estate 4.8%
Schwab Global Real Estate Fund (a)	47,974	327,665

International 23.1%
American Century International Growth Fund, Institutional Shares	22,486	303,342
Laudus International MarketMasters Fund, Select Shares (a)	25,906	613,445
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	8,518	77,595
Laudus Mondrian International Equity Fund, Institutional Shares (a)	32,509	280,227
William Blair International Small Cap Growth Fund, Institutional Shares	18,640	314,451

		1,589,060

Large-Cap 54.5%
Laudus U.S. Large Cap Growth Fund (a)	53,170	970,888
Schwab Core Equity Fund (a)	41,246	967,633
Schwab Dividend Equity Fund (a)	26,067	474,932
Schwab S&P 500 Index Fund (a)	30,029	834,213
TCW Relative Value Large Cap Fund	25,968	505,607

		3,753,273

Small-Cap 13.5%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	17,954	315,276
Schwab Small-Cap Equity Fund (a)	24,693	614,118

		929,394

		6,599,392

Fixed-Income Funds 2.0%

Inflation-Protected Bond 0.0%
Schwab Treasury Inflation Protected Securities Index Fund (a)	141	1,583

Intermediate-Term Bond 1.6%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	3,148	39,103
PIMCO Total Return Fund, Institutional Shares	6,372	69,457
Schwab Intermediate-Term Bond Fund (a)	106	1,082
Schwab Total Bond Market Fund (a)	108	1,012

		110,654

International Bond 0.0%
Laudus Mondrian International Fixed Income Fund (a)	175	1,920

Short-Term Bond 0.4%
Schwab Short-Term Bond Market Fund (a)	2,583	23,966

		138,123

Total Other Investment Companies
(Cost $6,158,417)		6,737,515

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.2% of net assets

Time Deposit 2.2%
JPMorgan Chase
0.03%, 11/01/13	153,995	153,995

Total Short-Term Investment
(Cost $153,995)		153,995

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $6,316,642 and the unrealized appreciation and depreciation were $576,972 and ($2,104), respectively, with a net unrealized appreciation of $574,868.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

84 See financial notes

 Schwab Target 2055 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$6,737,515	$—	$—	$6,737,515
Short-Term Investment[1]	—	153,995	—	153,995

Total	$6,737,515	$153,995	$—	$6,891,510

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 85

 Schwab Target 2055 Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $5,025,495)		$5,505,555
Investments in unaffiliated issuers, at value (cost $1,286,917)	+	1,385,955

Total investments, at value (cost $6,312,412)		6,891,510
Receivables:
Investments sold		15,000
Fund shares sold		94,448
Due from investment adviser		600
Dividends	+	143

Total assets		7,001,701

Liabilities

Payables:
Investments bought		91,000
Fund shares redeemed		352
Accrued expenses	+	28,569

Total liabilities		119,921

Net Assets

Total assets		7,001,701
Total liabilities	−	119,921

Net assets		$6,881,780

Net Assets by Source
Capital received from investors		6,298,563
Net investment income not yet distributed		8,773
Net realized capital losses		(4,654)
Net unrealized capital appreciation		579,098

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$6,881,780		586,108		$11.74

86 See financial notes

 Schwab Target 2055 Fund

Statement of
Operations
For the period January 23, 2013* through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$7,053
Dividends received from unaffiliated underlying funds		1,733
Interest	+	16

Total investment income		8,802

Expenses

Professional fees		18,183
Transfer agent fees		17,700
Shareholder reports		13,935
Custodian fees		8,500
Portfolio accounting fees		6,300
Independent trustees’ fees		4,050
Registration fees		1,851
Interest expense		29
Other expenses	+	912

Total expenses		71,460
Expense reduction by CSIM	−	71,431

Net expenses	−	29

Net investment income		8,773

Realized and Unrealized Gains (Losses)

Net realized losses on sales of affiliated underlying funds		(3,446)
Net realized losses on sales of unaffiliated underlying funds	+	(1,208)

Net realized losses		(4,654)
Net change in unrealized appreciation on affiliated underlying funds		480,060
Net change in unrealized appreciation on unaffiliated underlying funds	+	99,038

Net change in unrealized appreciation	+	579,098

Net realized and unrealized gains		574,444

Increase in net assets resulting from operations		$583,217

*	Commencement of operations.

See financial notes 87

 Schwab Target 2055 Fund

Statement of
Changes in Net Assets
For the current period only. Because the fund commenced operations on January 23, 2013, it has no prior report period.

Operations

1/23/13*-10/31/13
Net investment income		$8,773
Net realized losses		(4,654)
Net change in unrealized appreciation	+	579,098

Increase in net assets from operations		$583,217

Transactions in Fund Shares

		1/23/13*-10/31/13
		SHARES	VALUE
Shares sold		636,663	$6,847,743
Shares redeemed	+	(50,555)	(549,180)

Net transactions in fund shares		586,108	$6,298,563

Shares Outstanding and Net Assets

		1/23/13*-10/31/13
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	586,108	6,881,780

End of period		586,108	$6,881,780

Net investment income not yet distributed			$8,773

*	Commencement of operations.

88 See financial notes

 Schwab Target Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Laudus Small-Cap MarketMasters Fund
Schwab Target 2010 Fund	Laudus International MarketMasters Fund
Schwab Target 2015 Fund	Schwab Balanced Fund
Schwab Target 2020 Fund	Schwab Core Equity Fund
Schwab Target 2025 Fund	Schwab Dividend Equity Fund
Schwab Target 2030 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2035 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2040 Fund	Schwab Hedged Equity Fund
Schwab Target 2045 Fund	Schwab Financial Services Fund
Schwab Target 2050 Fund	Schwab Health Care Fund
Schwab Target 2055 Fund	Schwab International Core Equity Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Monthly Income Fund - Moderate Payout
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund - Enhanced Payout
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund - Maximum Payout

The Schwab Target Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, exchange traded funds (“ETFs”), cash equivalents, including money market securities, and futures. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(i) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and assessed the funds’ financial statement disclosures and determined that adoption of the standard will not have a material effect on the funds’ financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

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Financial Notes (continued)

3. Risk Factors (continued):

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments - bonds or stocks of another capitalization range, for instance -and underlying fund’s large-, mid- or small-cap holdings could reduce performance.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Exchange-Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

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Financial Notes (continued)

3. Risk Factors (continued):

•	Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, ETFs, cash equivalents, including money market securities, and futures. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.

CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”) to 0.00%.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2013, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab		Schwab		Schwab
	Target	Target	Target	Target	Target	Target	Target	Target		Target		Target
	2010	2015	2020	2025	2030	2035	2040	2045		2050		2055
Underlying Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund		Fund		Fund

Schwab Global Real Estate Fund	0.5%	0.9%	5.1%	3.6%	9.9%	3.5%	11.8%	0.3%		0.3%		0.1%
Laudus International MarketMasters Fund	0.1%	0.2%	1.0%	0.7%	2.0%	0.7%	2.3%	0.1%		0.1%		0.0%	*
Laudus Mondrian Emerging Markets Fund	0.2%	0.3%	1.9%	1.3%	3.6%	1.3%	4.2%	0.1%		0.1%		0.0%	*
Laudus Mondrian International Equity Fund	0.5%	1.0%	5.9%	4.3%	11.8%	4.3%	14.2%	0.4%		0.3%		0.2%
Laudus U.S. Large Cap Growth Fund	0.2%	0.4%	2.0%	1.4%	3.9%	1.4%	4.6%	0.1%		0.1%		0.1%
Schwab Core Equity Fund	0.1%	0.3%	1.6%	1.1%	3.1%	1.1%	3.7%	0.1%		0.1%		0.0%	*
Schwab Dividend Equity Fund	0.1%	0.2%	1.0%	0.7%	1.9%	0.7%	2.2%	0.1%		0.1%		0.0%	*
Schwab S&P 500 Index Fund	0.0% *	0.0% *	0.2%	0.1%	0.4%	0.1%	0.4%	0.0%	*	0.0%	*	0.0%	*
Laudus Small-Cap MarketMasters Fund	0.6%	1.1%	6.1%	4.3%	11.9%	4.3%	14.3%	0.4%		0.3%		0.2%
Schwab Small-Cap Equity Fund	0.4%	0.7%	3.9%	2.7%	7.5%	2.7%	9.0%	0.3%		0.2%		0.1%
Schwab Treasury Inflation Protected Securities Index Fund	1.1%	1.4%	4.3%	1.8%	3.3%	0.6%	1.1%	0.0%	*	0.0%	*	0.0%	*
Schwab Intermediate-Term Bond Fund	0.5%	0.8%	3.2%	1.7%	3.6%	0.8%	1.5%	0.0%	*	0.0%	*	0.0%	*
Schwab Total Bond Market Fund	1.4%	1.8%	5.2%	2.1%	3.4%	0.6%	0.7%	0.0%	*	0.0%	*	0.0%	*
Laudus Mondrian International Fixed Income Fund	0.1%	0.1%	0.8%	0.4%	0.8%	0.2%	0.3%	0.0%	*	0.0%	*	0.0%	*
Schwab Short-Term Bond Market Fund	2.2%	2.7%	7.0%	2.7%	4.1%	0.9%	2.0%	0.0%	*	0.0%	*	0.0%	*
Schwab Value Advantage Money Fund	0.0% *	0.0% *	—%	—%	—%	—%	—%	—%		—%		—%

*	Less than 0.05%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2013.

Schwab Target 2010 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	177,346	50,204	(53,091)	174,459	$1,191,554	($38,186)	$73,744
Laudus International MarketMasters Fund, Select Shares	116,581	18,436	(33,854)	101,163	2,395,546	167,513	53,965
Laudus Mondrian Emerging Markets Fund, Institutional Shares	26,234	9,312	(3,452)	32,094	292,372	1,141	5,779
Laudus Mondrian International Equity Fund, Institutional Shares	117,378	14,657	(31,125)	100,910	869,843	51,010	24,282
Laudus U.S. Large Cap Growth Fund	253,807	20,167	(65,720)	208,254	3,802,714	177,064	70,000
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	176,428	7,739	(47,790)	136,377	3,199,412	231,749	27,891
Schwab Dividend Equity Fund	90,825	49,449	(46,320)	93,954	1,711,847	43,905	28,648
Schwab S&P 500 Index Fund	146,513	48,014	(84,720)	109,807	3,050,443	395,787	73,381
Laudus Small-Cap MarketMasters Fund, Select Shares	85,620	7,586	(31,614)	61,592	1,081,555	120,920	—
Schwab Small-Cap Equity Fund	122,940	8,731	(38,555)	93,116	2,315,797	166,387	11,464
Schwab Treasury Inflation Protected Securities Index Fund	204,985	110,793	(39,023)	276,755	3,107,960	(18,104)	51,074
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	247,103	57,332	(144,105)	160,330	1,635,370	100,225	77,309
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	1,177,680	346,548	(161,357)	1,362,871	12,783,732	(30,393)	286,046
Laudus Mondrian International Fixed Income Fund	103,637	23,998	(85,113)	42,522	465,615	113,449	11,787
Schwab Short-Term Bond Market Fund	817,827	284,281	(96,097)	1,006,011	9,335,780	(4,526)	68,981
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,968,431	—	—	1,968,431	1,968,431	—	1,159

Total					$49,207,971	$1,477,941	$865,510

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2015 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	258,572	77,347	(18,408)	317,511	$2,168,599	($4,872)	$117,561
Laudus International MarketMasters Fund, Select Shares	166,741	42,257	(28,625)	180,373	4,271,226	25,081	78,759
Laudus Mondrian Emerging Markets Fund, Institutional Shares	37,971	21,585	—	59,556	542,550	—	8,365
Laudus Mondrian International Equity Fund, Institutional Shares	179,270	59,710	(36,193)	202,787	1,748,027	(13,585)	42,750
Laudus U.S. Large Cap Growth Fund	366,369	70,267	(65,568)	371,068	6,775,694	54,282	103,004
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	255,575	39,816	(35,483)	259,908	6,097,451	32,538	42,374
Schwab Dividend Equity Fund	146,381	103,777	(77,715)	172,443	3,141,916	49,189	50,341
Schwab S&P 500 Index Fund	211,081	57,958	(68,005)	201,034	5,584,715	70,044	107,874
Laudus Small-Cap MarketMasters Fund, Select Shares	125,994	13,849	(25,465)	114,378	2,008,486	28,644	—
Schwab Small-Cap Equity Fund	178,503	31,440	(41,096)	168,847	4,199,229	60,001	17,380
Schwab Treasury Inflation Protected Securities Index Fund	178,532	203,958	(23,359)	359,131	4,033,041	(23,873)	54,779
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	246,466	60,452	(35,745)	271,173	2,765,959	(8,799)	94,060
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	1,307,532	493,062	(91,748)	1,708,846	16,028,974	(27,272)	330,943
Laudus Mondrian International Fixed Income Fund	124,364	31,061	(61,203)	94,222	1,031,727	(27,549)	15,357
Schwab Short-Term Bond Market Fund	643,712	587,638	(22,564)	1,208,786	11,217,537	(584)	72,163
Schwab Value Advantage Money Fund, Institutional Prime Shares	791,651	1,200,000	—	1,991,651	1,991,651	—	515

Total					$73,606,782	$213,245	$1,136,225

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2020 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	1,411,094	427,387	(56,458)	1,782,023	$12,171,221	($65,450)	$636,861
Laudus International MarketMasters Fund, Select Shares	896,916	194,340	(97,861)	993,395	23,523,591	85,207	415,182
Laudus Mondrian Emerging Markets Fund, Institutional Shares	230,704	104,787	(10,183)	325,308	2,963,554	9,955	50,824
Laudus Mondrian International Equity Fund, Institutional Shares	1,097,893	262,519	(205,006)	1,155,406	9,959,603	(23,680)	270,049
Laudus U.S. Large Cap Growth Fund	1,920,567	337,372	(213,931)	2,044,008	37,323,583	257,824	530,650
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	1,506,321	127,935	(141,718)	1,492,538	35,014,951	299,885	249,748
Schwab Dividend Equity Fund	897,769	386,269	(309,269)	974,769	17,760,298	260,672	285,961
Schwab S&P 500 Index Fund	1,100,514	178,393	(151,475)	1,127,432	31,320,058	133,892	555,895
Laudus Small-Cap MarketMasters Fund, Select Shares	689,754	30,723	(60,179)	660,298	11,594,826	76,545	—
Schwab Small-Cap Equity Fund	974,191	129,674	(170,609)	933,256	23,210,079	242,620	93,815
Schwab Treasury Inflation Protected Securities Index Fund	678,365	405,190	(5,305)	1,078,250	12,108,746	(4,509)	178,068
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	841,848	273,003	—	1,114,851	11,371,482	—	345,243
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	5,768,889	930,668	(1,700,602)	4,998,955	46,890,200	80,238	1,047,348
Laudus Mondrian International Fixed Income Fund	581,669	101,556	(187,312)	495,913	5,430,243	(18,119)	73,258
Schwab Short-Term Bond Market Fund	990,297	2,187,345	—	3,177,642	29,488,518	—	167,847

Total					$310,130,953	$1,335,080	$4,900,749

 97

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2025 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	738,602	544,909	(19,209)	1,264,302	$8,635,180	($10,406)	$373,825
Laudus International MarketMasters Fund, Select Shares	482,662	232,006	(28,564)	686,104	16,246,949	7,119	228,009
Laudus Mondrian Emerging Markets Fund, Institutional Shares	107,098	118,824	—	225,922	2,058,147	—	24,524
Laudus Mondrian International Equity Fund, Institutional Shares	541,190	324,283	(28,358)	837,115	7,215,929	(8,644)	135,694
Laudus U.S. Large Cap Growth Fund	1,045,290	462,367	(81,659)	1,425,998	26,038,728	18,942	299,008
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	756,512	311,527	(9,009)	1,059,030	24,844,849	(3,929)	130,346
Schwab Dividend Equity Fund	432,893	311,379	(60,148)	684,124	12,464,737	12,345	170,379
Schwab S&P 500 Index Fund	601,049	267,718	(76,358)	792,409	22,013,111	(506)	314,282
Laudus Small-Cap MarketMasters Fund, Select Shares	366,578	107,536	(6,502)	467,612	8,211,264	1,749	—
Schwab Small-Cap Equity Fund	517,658	197,026	(61,893)	652,791	16,234,909	6,518	51,237
Schwab Treasury Inflation Protected Securities Index Fund	218,488	246,690	(16,919)	448,259	5,033,944	(18,442)	68,250
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	364,703	229,907	(17,804)	576,806	5,883,424	(8,912)	158,247
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	2,309,976	678,749	(972,837)	2,015,888	18,909,028	66,846	398,302
Laudus Mondrian International Fixed Income Fund	197,130	101,811	(22,038)	276,903	3,032,084	(20,991)	25,193
Schwab Short-Term Bond Market Fund	—	1,213,396	—	1,213,396	11,260,318	—	51,877

Total					$188,082,601	$41,689	$2,429,173

98

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2030 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	2,551,100	917,214	—	3,468,314	$23,688,588	$—	$1,183,554
Laudus International MarketMasters Fund, Select Shares	1,659,346	296,989	(65,800)	1,890,535	44,767,869	44,491	773,796
Laudus Mondrian Emerging Markets Fund, Institutional Shares	428,307	208,581	(4,032)	632,856	5,765,314	81	94,356
Laudus Mondrian International Equity Fund, Institutional Shares	1,925,261	488,488	(116,529)	2,297,220	19,802,034	(72,909)	471,632
Laudus U.S. Large Cap Growth Fund	3,513,555	593,645	(221,624)	3,885,576	70,950,619	219,183	987,398
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	2,778,306	276,448	(109,888)	2,944,866	69,086,555	62,893	460,643
Schwab Dividend Equity Fund	1,621,619	428,358	(185,200)	1,864,777	33,976,240	47,616	535,785
Schwab S&P 500 Index Fund	2,009,168	345,743	(178,553)	2,176,358	60,459,232	45,191	1,023,065
Laudus Small-Cap MarketMasters Fund, Select Shares	1,283,238	60,336	(54,546)	1,289,028	22,635,334	50,848	—
Schwab Small-Cap Equity Fund	1,799,946	192,130	(203,173)	1,788,903	44,490,016	169,687	173,160
Schwab Treasury Inflation Protected Securities Index Fund	515,949	310,651	—	826,600	9,282,721	—	133,326
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	875,743	363,531	—	1,239,274	12,640,590	—	347,215
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	5,559,975	235,486	(2,600,988)	3,194,473	29,964,159	408,524	817,275
Laudus Mondrian International Fixed Income Fund	602,655	18,149	(87,566)	533,238	5,838,960	(37,203)	77,019
Schwab Short-Term Bond Market Fund	—	1,945,276	(64,655)	1,880,621	17,452,167	(2,586)	77,921

Total					$470,800,398	$935,816	$7,156,145

 99

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2035 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	696,043	549,815	—	1,245,858	$8,509,210	$—	$357,155
Laudus International MarketMasters Fund, Select Shares	452,339	242,020	(19,617)	674,742	15,977,899	4,398	212,295
Laudus Mondrian Emerging Markets Fund, Institutional Shares	103,661	118,132	—	221,793	2,020,533	—	23,534
Laudus Mondrian International Equity Fund, Institutional Shares	524,753	320,516	(12,658)	832,611	7,177,104	(12,715)	131,762
Laudus U.S. Large Cap Growth Fund	974,826	453,630	(35,587)	1,392,869	25,433,795	5,016	275,897
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	721,316	350,547	(7,235)	1,064,628	24,976,180	(4,662)	123,392
Schwab Dividend Equity Fund	416,050	273,392	(22,492)	666,950	12,151,837	(1,690)	165,667
Schwab S&P 500 Index Fund	562,467	256,006	(38,075)	780,398	21,679,453	(11,288)	289,819
Laudus Small-Cap MarketMasters Fund, Select Shares	346,414	122,890	(3,251)	466,053	8,183,885	1,170	—
Schwab Small-Cap Equity Fund	486,881	178,256	(23,987)	641,150	15,945,403	(6,389)	47,958
Schwab Treasury Inflation Protected Securities Index Fund	82,497	69,485	—	151,982	1,706,763	—	23,709
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	153,909	121,275	—	275,184	2,806,872	—	68,555
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	912,826	90,897	(461,099)	542,624	5,089,811	48,736	138,478
Laudus Mondrian International Fixed Income Fund	90,505	27,630	—	118,135	1,293,578	—	11,566
Schwab Short-Term Bond Market Fund	—	418,512	(21,552)	396,960	3,683,789	(862)	13,052

Total					$156,636,112	$21,714	$1,882,839

100

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2040 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	2,884,647	1,278,909	(22,659)	4,140,897	$28,282,330	($26,964)	$1,369,940
Laudus International MarketMasters Fund, Select Shares	1,853,396	447,544	(65,387)	2,235,553	52,937,887	56,421	869,468
Laudus Mondrian Emerging Markets Fund, Institutional Shares	470,587	269,721	—	740,308	6,744,210	—	104,829
Laudus Mondrian International Equity Fund, Institutional Shares	2,259,474	520,999	(6,935)	2,773,538	23,907,900	(6,103)	581,363
Laudus U.S. Large Cap Growth Fund	4,006,125	802,789	(196,323)	4,612,591	84,225,911	114,577	1,133,974
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	3,039,424	522,633	(19,348)	3,542,709	83,111,947	(7,316)	512,791
Schwab Dividend Equity Fund	1,795,863	497,250	(79,577)	2,213,536	40,330,628	8,873	622,744
Schwab S&P 500 Index Fund	2,293,002	383,120	(79,780)	2,596,342	72,126,371	(11,779)	1,178,870
Laudus Small-Cap MarketMasters Fund, Select Shares	1,433,445	122,661	(11,645)	1,544,461	27,120,743	102	—
Schwab Small-Cap Equity Fund	2,021,083	182,324	(72,368)	2,131,039	52,998,946	1,264	197,378
Schwab Treasury Inflation Protected Securities Index Fund	259,785	63,078	(55,209)	267,654	3,005,755	(54,380)	64,004
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	379,919	142,514	—	522,433	5,328,818	—	147,307
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	2,359,356	38,180	(1,744,564)	652,972	6,124,878	412,857	286,532
Laudus Mondrian International Fixed Income Fund	280,249	13,698	(112,301)	181,646	1,989,025	(77,823)	35,816
Schwab Short-Term Bond Market Fund	—	1,015,865	(119,710)	896,155	8,316,323	(5,697)	28,045

Total					$496,551,672	$404,032	$7,133,061

 101

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2045 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/23/13(a)	01/23/13(a)
Underlying Funds	1/23/13(a)	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	—	123,288	(5,901)	117,387	$801,755	($4,034)	$12,173
Laudus International MarketMasters Fund, Select Shares	—	67,416	(4,174)	63,242	1,497,562	(1,389)	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	—	21,561	(800)	20,761	189,130	(985)	—
Laudus Mondrian International Equity Fund, Institutional Shares	—	82,160	(3,304)	78,856	679,737	(547)	—
Laudus U.S. Large Cap Growth Fund	—	139,112	(9,178)	129,934	2,372,598	1,610	—
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	—	104,941	(4,937)	100,004	2,346,093	1,562	—
Schwab Dividend Equity Fund	—	67,433	(4,156)	63,277	1,152,909	567	8,653
Schwab S&P 500 Index Fund	—	78,430	(3,867)	74,563	2,071,352	1,024	—
Laudus Small-Cap MarketMasters Fund, Select Shares	—	46,444	(2,372)	44,072	773,905	1,070	—
Schwab Small-Cap Equity Fund	—	63,598	(3,336)	60,262	1,498,720	2,886	—
Schwab Treasury Inflation Protected Securities Index Fund	—	4,124	(359)	3,765	42,280	(334)	252
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	—	9,364	—	9,364	95,508	—	456
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	—	8,729	(6,326)	2,403	22,545	(1,394)	707
Laudus Mondrian International Fixed Income Fund	—	1,445	(93)	1,352	14,799	(67)	—
Schwab Short-Term Bond Market Fund	—	22,117	(2,478)	19,639	182,252	(79)	441

Total					$13,741,145	($110)	$22,682

102

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2050 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	1/23/13(a)	1/23/13(a)
Underlying Funds	1/23/13(a)	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	—	99,550	(3,326)	96,224	$657,210	($2,834)	$9,263
Laudus International MarketMasters Fund, Select Shares	—	53,652	(2,175)	51,477	1,218,964	616	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	—	17,800	(565)	17,235	157,015	(650)	—
Laudus Mondrian International Equity Fund, Institutional Shares	—	66,241	(1,570)	64,671	557,464	193	—
Laudus U.S. Large Cap Growth Fund	—	111,786	(5,216)	106,570	1,945,976	238	—
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	—	85,385	(3,020)	82,365	1,932,289	(777)	—
Schwab Dividend Equity Fund	—	53,394	(1,598)	51,796	943,727	(793)	6,738
Schwab S&P 500 Index Fund	—	62,674	(2,488)	60,186	1,671,958	(472)	—
Laudus Small-Cap MarketMasters Fund, Select Shares	—	37,165	(1,110)	36,055	633,130	137	—
Schwab Small-Cap Equity Fund	—	51,007	(1,751)	49,256	1,224,991	(8)	—
Schwab Treasury Inflation Protected Securities Index Fund	—	355	—	355	3,989	—	22
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	—	2,990	—	2,990	30,500	—	131
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	—	2,867	(2,125)	742	6,958	(358)	222
Laudus Mondrian International Fixed Income Fund	—	355	—	355	3,885	—	—
Schwab Short-Term Bond Market Fund	—	13,777	(4,204)	9,573	88,842	15	238

Total					$11,076,898	($4,693)	$16,614

 103

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2055 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	1/23/13(a)	1/23/13(a)
Underlying Funds	1/23/13(a)	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab Global Real Estate Fund	—	49,329	(1,355)	47,974	$327,665	($960)	$3,990
Laudus International MarketMasters Fund, Select Shares	—	26,723	(817)	25,906	613,445	(546)	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	—	8,692	(174)	8,518	77,595	(157)	—
Laudus Mondrian International Equity Fund, Institutional Shares	—	33,457	(948)	32,509	280,227	(252)	—
Laudus U.S. Large Cap Growth Fund	—	55,021	(1,851)	53,170	970,888	(555)	—
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	—	42,734	(1,488)	41,246	967,633	(482)	—
Schwab Dividend Equity Fund	—	26,688	(621)	26,067	474,932	(95)	2,938
Schwab S&P 500 Index Fund	—	31,147	(1,118)	30,029	834,213	(419)	—
Laudus Small-Cap MarketMasters Fund, Select Shares	—	18,511	(557)	17,954	315,276	(35)	—
Schwab Small-Cap Equity Fund	—	25,516	(823)	24,693	614,118	54	—
Schwab Treasury Inflation Protected Securities Index Fund	—	141	—	141	1,583	—	12
(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	—	714	(608)	106	1,082	(39)	42
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	—	732	(624)	108	1,012	(31)	25
Laudus Mondrian International Fixed Income Fund	—	175	—	175	1,920	—	—
Schwab Short-Term Bond Market Fund	—	4,199	(1,616)	2,583	23,966	71	46

Total					$5,505,555	($3,446)	$7,053

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
(a)	Commencement of operations.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

104

 Schwab Target Funds

Financial Notes (continued)

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Target 2010 Fund	$15,067,000	$17,579,000
Schwab Target 2015 Fund	29,601,000	12,949,000
Schwab Target 2020 Fund	102,472,000	48,322,000
Schwab Target 2025 Fund	94,953,000	18,575,000
Schwab Target 2030 Fund	132,105,000	50,605,000
Schwab Target 2035 Fund	70,681,000	8,205,000
Schwab Target 2040 Fund	124,031,000	31,420,000
Schwab Target 2045 Fund	19,441,729	3,611,624
Schwab Target 2050 Fund	15,458,974	2,876,951
Schwab Target 2055 Fund	6,581,808	418,737

8. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Schwab Target 2010 Fund	$3,899	$1,527
Schwab Target 2015 Fund	3,207	3,540
Schwab Target 2020 Fund	5,882	1,559
Schwab Target 2025 Fund	32,594	7,669
Schwab Target 2030 Fund	11,506	9,707
Schwab Target 2035 Fund	3,480	2,370
Schwab Target 2040 Fund	23,159	13,870
Schwab Target 2045 Fund*	467	—
Schwab Target 2050 Fund*	470	—
Schwab Target 2055 Fund*	719	—

*	Since commencement of operations 1/23/13

 105

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$546,310	$736,563	$2,744,457	$1,326,938	$2,994,339	$751,951	$2,122,163
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation on investments	10,827,255	15,478,838	93,853,126	47,321,027	167,049,673	44,739,502	182,571,460
Unrealized depreciation on investments	(90,112)	(95,987)	(566,346)	(528,409)	(1,034,107)	(347,927)	(641,627)
Other unrealized appreciation (depreciation)	—	—	—	—	—	—	—

Net unrealized appreciation (depreciation)	$10,737,143	$15,382,851	$93,286,780	$46,792,618	$166,015,566	$44,391,575	$181,929,833

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Undistributed ordinary income	$32,174	$21,616	$8,773
Undistributed long-term capital gains	—	—	—
Unrealized appreciation on investments	1,415,958	1,146,598	576,972
Unrealized depreciation on investments	(10,871)	(5,346)	(2,104)
Other unrealized appreciation (depreciation)	—	—	—

Net unrealized appreciation (depreciation)	$1,405,087	$1,141,252	$574,868

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

106

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
Expiration Date	Fund	Fund	Fund	Fund	Fund	Fund	Fund

October 31, 2016	$2,707,716	$—	$7,063,866	$—	$6,336,677	$—	$6,366,179
October 31, 2017	13,259,379	15,291	26,262,598	404,977	21,027,180	357,333	15,004,416
October 31, 2018	—	—	1,839,068	—	890,126	—	475,341
October 31, 2019	—	—	—	—	205,693	—	51,729
No expiration*	—	—	—	—	—	—	384,596

Total	$15,967,095	$15,291	$35,165,532	$404,977	$28,459,676	$357,333	$22,282,261

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
Expiration Date	Fund	Fund	Fund

No expiration*	$27,855	$26,104	$424

Total	$27,855	$26,104	$424

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For the year ended October 31, 2013, the funds had capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital losses utilized	$1,893,746	$425,502	$1,986,114	$368,787	$1,795,439	$241,185	$1,203,022

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Current period distributions
Ordinary income	$1,315,027	$1,464,548	$6,683,111	$2,993,027	$9,003,665	$2,151,560	$8,424,619
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

Prior period distributions
Ordinary income	$1,479,450	$1,073,035	$5,540,387	$1,878,136	$6,263,907	$1,173,912	$5,065,636
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

 107

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Current period distributions
Ordinary income	$—	$—	$—
Long-term capital gains	—	—	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$—	$—	$—
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital shares	$—	$—	$—	$—	$—	$—	$—
Undistributed net investment income	115,584	133,582	549,450	256,612	729,849	172,510	629,069
Net realized capital gains (losses)	(115,584)	(133,582)	(549,450)	(256,612)	(729,849)	(172,510)	(629,069)

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Capital shares	$—	$—	$—
Undistributed net investment income	—	—	—
Net realized capital gains (losses)	—	—	—

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

108

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, and Schwab Target 2055 Fund (ten of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2013 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

 109

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Schwab Target 2010 Fund	10.30
Schwab Target 2015 Fund	14.68
Schwab Target 2020 Fund	20.14
Schwab Target 2025 Fund	23.86
Schwab Target 2030 Fund	29.32
Schwab Target 2035 Fund	32.91
Schwab Target 2040 Fund	40.81
Schwab Target 2045 Fund	—
Schwab Target 2050 Fund	—
Schwab Target 2055 Fund	—

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab Target 2010 Fund	$335,916
Schwab Target 2015 Fund	431,628
Schwab Target 2020 Fund	2,374,487
Schwab Target 2025 Fund	1,089,709
Schwab Target 2030 Fund	4,128,818
Schwab Target 2035 Fund	1,080,416
Schwab Target 2040 Fund	4,992,274
Schwab Target 2045 Fund	—
Schwab Target 2050 Fund	—
Schwab Target 2055 Fund	—

110

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund and Schwab Target 2055 Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In

 111

evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Although Schwab Target 2010 Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Target 2010 Fund including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; that recent performance showed improvement and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

112

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

 113

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

114

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 115

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index An index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

Target 2010 Composite Index A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 27.7% Dow Jones U.S. Total Stock Market Index, 8.7% MSCI EAFE Index, 30.1% Barclays U.S. Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index, 3.5% Barclays U.S. Aggregate Intermediate Bond Index, 0.5% MSCI Emerging Markets Index, 5.6% Barclays U.S. TIPS Index, 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, 14.2% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 6.4% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

116

Target 2015 Composite Index A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 33.0% Dow Jones U.S. Total Stock Market Index, 10.5% MSCI EAFE Index, 27.5% Barclays U.S. Aggregate Bond Index, 2.3% FTSE EPRA/NAREIT Global Index, 3.6% Barclays U.S. Aggregate Intermediate Bond Index, 0.6% MSCI Emerging Markets Index, 4.8% Barclays U.S. TIPS Index, 1.6% Citigroup Non-U.S. Dollar World Government Bond Index, 10.8% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 5.3% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2020 Composite Index A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 42.1% Dow Jones U.S. Total Stock Market Index, 13.3% MSCI EAFE Index, 22.4% Barclays U.S. Aggregate Bond Index, 3.0% FTSE EPRA/NAREIT Global Index, 3.4% Barclays U.S. Aggregate Intermediate Bond Index, 0.7% MSCI Emerging Markets Index, 3.4% Barclays U.S. TIPS Index, 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, 6.0% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 3.9% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2025 Composite Index A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 48.8% Dow Jones U.S. Total Stock Market Index, 15.5% MSCI EAFE Index, 17.9% Barclays U.S. Aggregate Bond Index, 3.4% FTSE EPRA/NAREIT Global Index, 3.0% Barclays U.S. Aggregate Intermediate Bond Index, 0.8% MSCI Emerging Markets Index, 2.5% Barclays U.S. TIPS Index, 1.7% Citigroup Non-U.S. Dollar World Government Bond Index, 3.4% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 3.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2030 Composite Index A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.1% Dow Jones U.S. Total Stock Market Index, 17.2% MSCI EAFE Index, 13.8% Barclays U.S. Aggregate Bond Index, 3.8% FTSE EPRA/NAREIT Global Index, 2.5% Barclays U.S. Aggregate Intermediate Bond Index, 0.9% MSCI Emerging Markets Index, 1.8% Barclays U.S. TIPS Index, 1.5% Citigroup Non-U.S. Dollar World Government Bond Index, 1.8% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 2.6% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2035 Composite Index A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 59.2% Dow Jones U.S. Total Stock Market Index, 18.7% MSCI EAFE Index, 9.8% Barclays U.S. Aggregate Bond Index, 4.2% FTSE EPRA/NAREIT Global Index, 1.8% Barclays U.S. Aggregate Intermediate Bond Index, 1.0% MSCI Emerging Markets Index, 1.2% Barclays U.S. TIPS Index, 1.1% Citigroup Non-U.S. Dollar World Government Bond Index, 0.8% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 2.2% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2040 Composite Index A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 62.8% Dow Jones U.S. Total Stock Market Index, 19.9% MSCI EAFE Index, 6.6% Barclays U.S. Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index, 1.3% Barclays U.S. Aggregate Intermediate Bond Index, 1.0% MSCI Emerging Markets Index, 0.8% Barclays U.S. TIPS Index, 0.8% Citigroup Non-U.S. Dollar World Government Bond Index, 0.3% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 2.1% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2045 Composite Index A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 64.9% Dow Jones U.S. Total Stock Market Index, 20.5% MSCI EAFE Index, 4.9% Barclays U.S. Aggregate Bond Index, 4.5% FTSE EPRA/NAREIT Global Index, 0.9% Barclays U.S. Aggregate Intermediate Bond Index, 1.1% MSCI Emerging Markets Index, 0.5% Barclays U.S. TIPS Index, 0.6% Citigroup Non-U.S. Dollar World Government Bond Index, 0.1% Barclays U.S. Government/Credit: 1 − 5 Years Index, and 2.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2050 Composite Index A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule that will become more conservative as time elapses. The current composite is derived using the following portion allocations: 66.6% Dow Jones U.S. Total Stock Market Index, 21.1% MSCI EAFE Index, 3.2% Barclays U.S. Aggregate Bond Index, 4.7% FTSE EPRA/NAREIT Global Index, 0.6% Barclays U.S. Aggregate Intermediate Bond Index, 1.1% MSCI Emerging Markets Index, 0.3% Barclays U.S. TIPS Index, 0.4% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2055 Composite Index A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 67.7% Dow Jones U.S. Total Stock Market Index, 21.4% MSCI EAFE Index, 2.1% Barclays U.S. Aggregate Bond Index, 4.8% FTSE EPRA/NAREIT Global Index, 0.4% Barclays U.S. Aggregate Intermediate Bond Index, 1.1% MSCI Emerging Markets Index, 0.2% Barclays U.S. TIPS Index, 0.3% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 117

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

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Safeguarding Your Information — Security Is a Partnership

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR33732-08
00107467

Annual report dated October 31, 2013, enclosed.

Schwab Balanced Fundtm

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Schwab Balanced Fundtm

Annual Report
October 31, 2013

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Schwab Balanced Fundtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Schwab Balanced Fundtm (Ticker Symbol: SWOBX)	16.13%

Balanced Blended Index	15.23%
Fund Category: Morningstar Moderate Allocation	15.85%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up the composite index may vary over time. For index definition, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see the fund’s prospectus for further detail and eligibility requirements.

2 Schwab Balanced Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Balanced Fund. The fund combines equity and fixed income strategies in U.S. markets, and is designed to provide income, diversification, and an opportunity for long-term growth.

Turning to the 12 months ended October 31, 2013, the fund returned 16.1%, outperforming the 15.2% return of the Balanced Blended Index, as stocks rallied and bonds generally produced negative returns. Impacting results were efforts by the Federal Reserve focused on keeping interest rates low through a policy of quantitative easing to stimulate the U.S. economy. Stocks generally benefitted from this policy. However, with the economy seeming to improve, the Fed began to consider “tapering” its purchases of securities to keep interest rates low. Market volatility and long-term interest rates rose in response, while stocks in sectors traditionally known for paying high dividends underperformed. The Fed’s anticipated policy shift also reduced the performance of bonds, sending yields on longer-term fixed income securities higher, and reducing the performance of Treasuries and corporate bonds alike.

Ultimately, the Fed held off on tapering, and both stocks and bonds began to recover, even as a brief U.S. federal government shutdown and budgetary gridlock created some uncertainty in the markets late in the reporting period.

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Balanced Fund 3

From the President continued

Turning to the 12 months ended October 31, 2013, the fund returned 16.1%, outperforming the 15.2% return of the Balanced Blended Index.

Reflecting this environment, the S&P 500 Index returned 27.2%, while the Barclays U.S. Aggregate Bond Index—broadly reflecting the U.S. bond market—returned -1.1%.

For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find further details about the Schwab Balanced Fund and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

4 Schwab Balanced Fund

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the fund. She was appointed portfolio manager of the fund in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Balanced Fund 5

Schwab Balanced Fund™

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed income securities (including bonds and fixed income funds), and cash or cash equivalents (including money market funds). The Fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

For the 12-month period ended October 31, 2013, the fund returned 16.13%. The fund’s internally calculated comparative index—the Balanced Blended Index (the index)—returned 15.23%.

Market Highlights. U.S. stocks enjoyed strong gains during the 12-month report period, buoyed by some signs of economic improvement combined with low interest rates. The S&P 500 Index returned 27.2%. U.S. small-cap stocks outperformed large-caps. Among large-caps, value and growth performed similarly, but among small-caps, growth solidly outperformed value. Bonds generated weak performances, with the Barclays U.S. Aggregate Bond Index and the Barclays U.S. Treasury Index returning –1.1% and –1.5%, respectively.

Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.

All three of the fund’s underlying U.S. equity funds contributed positively to total return for the period. The greatest contribution came from the Schwab Core Equity Fund, which returned 25.9% and was the fund’s largest position. The Laudus Small-Cap MarketMasters Fund, Select Shares, and the Laudus U.S. Large Cap Growth Fund both contributed positively to total return, returning 31.7% and 31.5%, respectively. On a relative basis, the Laudus U.S. Large Cap Growth Fund and Laudus Small-Cap MarketMasters Fund both contributed to the fund’s outperformance of the index.

The fixed income allocation generated a negative return that detracted from the fund’s total return. The Schwab Total Bond Market Fund and the Schwab Intermediate-Term Bond Fund returned –1.5% and –0.2%, respectively. Both funds detracted from the fund’s performance relative to the index.

As of 10/31/13:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	33%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	50.9%
Fixed-Income Funds – Intermediate-Term Bond	36.1%
Equity Funds – Small-Cap	10.0%
Money Market Funds	3.0%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Core Equity Fund	35.3%
Schwab Total Bond Market Fund	24.1%
Laudus U.S. Large Cap Growth Fund	15.6%
Schwab Intermediate-Term Bond Fund	12.0%
Laudus Small-Cap MarketMasters Fund, Select Shares	10.0%
Total	97.0%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

6 Schwab Balanced Fund

 Schwab Balanced Fundtm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Balanced Fundtm (11/18/96)	16.13%	10.82%	6.11%
Balanced Blended Index	15.23%	11.84%	6.67%
S&P 500® Index	27.18%	15.17%	7.46%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.78%
Fund Category: Morningstar Moderate Allocation	15.85%	11.80%	6.28%

Fund Expense Ratios3: Net 0.65%; Gross 0.81%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.65%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Balanced Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab Balanced Fundtm
Actual Return	0.00%	$1,000.00	$1,071.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

8 Schwab Balanced Fund

Schwab Balanced Fund™

Financial Statements

Financial Highlights

	11/1/12–		11/1/11–		11/1/10–		11/1/09–		11/1/08–
	10/31/13		10/31/12		10/31/11		10/31/10		10/31/09

Per-Share Data ($)

Net asset value at beginning of period	12.51		11.61		11.00		9.99		9.82

Income (loss) from investment operations:
Net investment income (loss)	0.14	[1]	0.19	[1]	0.17	[1]	0.17	[1]	0.22 [1]
Net realized and unrealized gains (losses)	1.85		0.88		0.63		1.03		0.64

Total from investment operations	1.99		1.07		0.80		1.20		0.86
Less distributions:
Distributions from net investment income	(0.22)		(0.17)		(0.19)		(0.19)		(0.37)
Distributions from net realized gains	—		—		—		—		(0.32)

Total distributions	(0.22)		(0.17)		(0.19)		(0.19)		(0.69)

Net asset value at end of period	14.28		12.51		11.61		11.00		9.99

Total return (%)	16.13		9.36		7.28		12.08		9.45

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00
Gross operating expenses[2]	0.10		0.16		0.16		0.20		0.17
Net investment income (loss)	1.06		1.54		1.52		1.67		2.41
Portfolio turnover rate	33		38		53		8		21
Net assets, end of period ($ x 1,000,000)	165		117		109		88		86

1 Calculated based on the average shares outstanding during the period.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 9

 Schwab Balanced Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Other Investment Companies	133,666,807	164,713,996

99.9%	Total Investments	133,666,807	164,713,996
0.1%	Other Assets and Liabilities, Net		91,259

100.0%	Net Assets		164,805,255

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.9% of net assets

Equity Funds 60.8%

Large-Cap 50.8%
Laudus U.S. Large Cap Growth Fund (a)	1,405,004	25,655,370
Schwab Core Equity Fund (a)	2,480,385	58,189,825

		83,845,195

Small-Cap 10.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	936,684	16,448,163

		100,293,358

Fixed-Income Funds 36.1%

Intermediate-Term Bond 36.1%
Schwab Intermediate-Term Bond Fund (a)	1,943,421	19,822,890
Schwab Total Bond Market Fund (a)	4,226,692	39,646,374

		59,469,264

Money Market Fund 3.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	4,951,374	4,951,374

Total Other Investment Companies
(Cost $133,666,807)		164,713,996

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $136,344,502 and the unrealized appreciation and depreciation were $28,530,485 and ($160,991), respectively, with a net unrealized appreciation of $28,369,494.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$164,713,996	$—	$—	$164,713,996

Total	$164,713,996	$—	$—	$164,713,996

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

10 See financial notes

 Schwab Balanced Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $128,715,433)		$159,762,622
Investments in unaffiliated issuers, at value (cost $4,951,374)	+	4,951,374

Total investments, at value (cost $133,666,807)		164,713,996
Receivables:
Investments sold		900,000
Dividends		117,554
Fund shares sold		108,486
Due from investment adviser		788
Interest		2
Prepaid expenses	+	3,353

Total assets		165,844,179

Liabilities

Payables:
Investments bought		820,000
Independent trustees’ fees		9
Fund shares redeemed		175,059
Accrued expenses	+	43,856

Total liabilities		1,038,924

Net Assets

Total assets		165,844,179
Total liabilities	−	1,038,924

Net assets		$164,805,255

Net Assets by Source
Capital received from investors		138,808,307
Net investment income not yet distributed		916,263
Net realized capital losses		(5,966,504)
Net unrealized capital appreciation		31,047,189

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$164,805,255		11,542,629		$14.28

See financial notes 11

 Schwab Balanced Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$1,520,091
Interest	+	22,695

Total investment income		1,542,786

Expenses

Professional fees		37,222
Registration fees		30,258
Transfer agent fees		26,578
Shareholder reports		18,448
Portfolio accounting fees		17,717
Independent trustees’ fees		7,938
Custodian fees		3,608
Interest expense		40
Other expenses	+	3,233

Total expenses		145,042
Expense reduction by CSIM	−	145,002
Custody credits	−	5

Net expenses	−	35

Net investment income		1,542,751

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		560,503
Net realized gains on sales of affiliated underlying funds		73,162
Net realized gains on unaffiliated investments	+	2,213

Net realized gains		635,878
Net change in unrealized appreciation on affiliated underlying funds	+	19,300,297

Net realized and unrealized gains		19,936,175

Increase in net assets resulting from operations		$21,478,926

12 See financial notes

 Schwab Balanced Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$1,542,751	$1,646,969
Net realized gains (losses)		635,878	(417,870)
Net change in unrealized appreciation	+	19,300,297	7,101,600

Increase in net assets from operations		21,478,926	8,330,699

Distributions to Shareholders

Distributions from net investment income		($1,969,000)	($1,421,426)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,476,156	$86,146,565	4,301,668	$52,887,809
Shares reinvested		148,002	1,838,191	115,862	1,332,417
Shares redeemed	+	(4,466,396)	(60,102,818)	(4,446,198)	(53,006,629)

Net transactions in fund shares		2,157,762	$27,881,938	(28,668)	$1,213,597

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,384,867	$117,413,391	9,413,535	$109,290,521
Total increase or decrease	+	2,157,762	47,391,864	(28,668)	8,122,870

End of period		11,542,629	$164,805,255	9,384,867	$117,413,391

Net investment income not yet distributed			$916,263		$1,031,813

See financial notes 13

 Schwab Balanced Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Balanced Fund is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab International Core Equity Fund
Schwab Balanced Fund	Schwab Target 2010 Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Fund
Schwab Small-Cap Index Fund	Schwab Target 2020 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2025 Fund
Schwab International Index Fund	Schwab Target 2030 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2050 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2055 Fund
Laudus International MarketMasters Fund	Schwab Fundamental US Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental US Small Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Large-Cap Growth Fund	Schwab Fundamental International Small Company Index Fund
Schwab Small-Cap Equity Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout

The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other unaffiliated, third party mutual funds, including exchange traded funds (“ETFs”). In addition, the fund may purchase individual securities to maintain its allocations. The fund bears its share of allocable expenses of the underlying funds in which it invests. The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements.

The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

14

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

 15

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street’), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

(j) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and assessed the fund’s financial statement disclosures and determined that adoption of the standard will not have a material effect on the fund’s financial statements.

16

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - small-cap stocks, for instance - an underlying fund’s large- and mid-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - an underlying fund’s small-cap holdings could reduce performance.

•	Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more

 17

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Exchange-Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

•	Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•	Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs, to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

18

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.

CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”) to 0.00%.

The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2013, the Schwab Balanced Fund’s ownership percentages of other related funds’ shares are:

Laudus U.S. Large Cap Growth Fund	1.4%
Schwab Core Equity Fund	2.6%
Laudus Small-Cap MarketMasters Fund	8.7%
Schwab Intermediate-Term Bond Fund	5.6%
Schwab Total Bond Market Fund	4.4%

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2013.

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Laudus U.S. Large Cap Growth Fund	1,303,273	675,179	(573,448)	1,405,004	$25,655,370	$219,860	$342,522
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Core Equity Fund	2,160,527	1,010,417	(690,559)	2,480,385	58,189,825	182,038	348,002
Laudus Small-Cap MarketMasters Fund, Select Shares	866,818	383,988	(314,122)	936,684	16,448,163	119,541	—
Schwab Intermediate-Term Bond Fund	1,370,897	1,267,503	(694,979)	1,943,421	19,822,890	(181,225)	575,787
(formerly Schwab Premier Income Fund)
Schwab Total Bond Market Fund	2,967,154	2,306,607	(1,047,069)	4,226,692	39,646,374	(267,052)	814,283

Total					$159,762,622	$73,162	$2,080,594

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

 19

 Schwab Balanced Fund

Financial Notes (continued)

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$72,824,000	$46,510,000

8. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(11/1/12-10/31/13)	(11/1/11-10/31/12)

$6,089	$141,969

9. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$916,263
Undistributed long-term capital gains	—
Unrealized appreciation on investments	28,530,485
Unrealized depreciation on investments	(160,991)
Other unrealized appreciation (depreciation)	2

Net unrealized appreciation (depreciation)	$28,369,496

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the fund had capital loss carryforwards of $3,288,811 available to offset future net capital gains before October 31, 2017.

For the year ended October 31, 2013, the fund had capital losses utilized as follows:

Capital losses utilized	$784,946

20

 Schwab Balanced Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$1,969,000
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$1,421,426
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	310,699
Net realized capital gains (losses)	(310,699)

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Balanced Fund (one of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2013 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

22

Other Federal Tax Information (unaudited)

For corporate shareholders, 19.46% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction.

For the fiscal year ended October 31, 2013, the fund designates $384,872 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

 23

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review

24

of Fund expenses and adviser profitability discussed below. Although the Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 25

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

26

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 27

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

28

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Balanced Blended Index A custom blended index developed by CSIM that effective August 1, 2013 is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Barclays U.S. Aggregate Bond Index, 12% Barclays US Aggregate Intermediate Bond Index and 3% Barclays U.S. Treasury Bills: 1 − 3 Months Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 29

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Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

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The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
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Schwab Small-Cap Equity Fundtm
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Schwab® International Core Equity Fund
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Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
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Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
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Annual report dated October 31, 2013, enclosed.

Schwab MarketTrack Portfolios ®

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

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Schwab MarketTrack Portfolios ®

Annual Report
October 31, 2013

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

This page is intentionally left blank.

Schwab MarketTrack Portfolios®

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Schwab MarketTrack All Equity Portfoliotm (Ticker Symbol: SWEGX)	28.37%

All Equity Composite Index	28.36%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 6-7

Schwab MarketTrack Growth Portfoliotm (Ticker Symbol: SWHGX)	22.14%

Growth Composite Index	22.09%
Fund Category: Morningstar Aggressive Allocation	20.18%

Performance Details	pages 8-9

Schwab MarketTrack Balanced Portfoliotm (Ticker Symbol: SWBGX)	15.82%

Balanced Composite Index	15.93%
Fund Category: Morningstar Moderate Allocation	15.85%

Performance Details	pages 10-11

Schwab MarketTrack Conservative Portfoliotm (Ticker Symbol: SWCGX)	9.71%

Conservative Composite Index	10.03%
Fund Category: Morningstar Conservative Allocation	7.36%

Performance Details	pages 12-13

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.

Portfolio expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a portfolio’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab MarketTrack Portfolios

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab MarketTrack Portfolios. The portfolios combine a variety of passive strategies in U.S. and international markets, seeking to provide diversification, while targeting varying degrees of risk.

Turning to the 12 months ended October 31, 2013, the returns of the portfolios reflected a rally by stocks in U.S. and developed international markets, combined with mostly negative returns by bonds. At the center of these performances were efforts undertaken by the Federal Reserve, the European Central Bank, the Bank of Japan, and many other central banks to keep interest rates low and stimulate economic growth. Stocks generally benefitted from these policies. Signs of improvement in the U.S. led the Fed to initially consider “tapering” its stimulative economic efforts. Stocks in many parts of the world fell in response to this potential policy shift, and long-term bond yields rose, while a brief U.S. federal government shutdown and budgetary gridlock created some uncertainty in the financial markets late in the reporting period.

However, the Fed’s anticipated tapering failed to materialize, and stocks resumed their rally, while long-term bond yields generally remained elevated. Amid this backdrop, the Dow Jones U.S. Total Stock Market Index returned 28.9% and the MSCI EAFE Index returned 27.4%. Among bonds, the Barclays U.S. Aggregate Bond Index returned -1.1%.

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab MarketTrack Portfolios 3

From the President continued

Turning to the 12 months ended October 31, 2013, the returns of the portfolios reflected a rally by stocks in U.S. and developed international markets, combined with mostly negative returns by bonds.

For more information about the Schwab MarketTrack Portfolios, please continue reading this report. In addition, you can find further details about the Schwab MarketTrack Portfolios and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

4 Schwab MarketTrack Portfolios

Portfolio Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab MarketTrack Portfolios 5

Schwab MarketTrack All Equity Portfolio™

The Schwab MarketTrack All Equity Portfolio (the portfolio) seeks high capital growth through an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. The portfolio seeks to remain close to the target allocations of 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2013, the portfolio returned 28.37%. The portfolio’s internally calculated comparative index, the All Equity Composite Index (the composite index), returned 28.36%.

Market Highlights. Stocks enjoyed strong gains during the 12-month report period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. The situation in the euro zone seemed to stabilize, and yields on government bonds from countries such as Greece, Italy, and Spain generally declined. Developed international equity markets performed on par with the broad-based domestic market, with the MSCI EAFE Index (Net) and S&P 500 Index returning 26.9% and 27.2%, respectively. Emerging markets lagged significantly—the MSCI Emerging Markets Index gained 6.9%, reflecting signs of slowing growth early in the period in major emerging markets such as Brazil, India, and China. Internationally, small-cap stocks outperformed large-caps, and value outperformed growth. In the U.S., small-cap stocks outperformed large-caps. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures provided the greatest contribution to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which gained 27.1% and was the portfolio’s largest position. The portfolio’s next-largest contributor was the Schwab Small-Cap Index Fund, which returned 36.2%. On a relative basis, the Schwab S&P 500 Index Fund underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%. However, the Schwab Small-Cap Index Fund strongly outperformed this benchmark, helping to keep the fund’s performance essentially in line with the composite index.

The portfolio’s international equity exposure also added to the fund’s total return but detracted from performance relative to the index. The portfolio’s position in the Schwab International Index Fund returned 26.4% for the period, slightly underperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

As of 10/31/13:

 Statistics

Number of Holdings	4
Portfolio Turnover Rate	6%

 Asset Class Weightings % of Investments

Equity Funds – Large Cap	44.7%
Equity Funds – International	29.9%
Equity Funds – Small-Cap	24.9%
Short-Term Investments	0.5%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab S&P 500 Index Fund	44.7%
Schwab International Index Fund	29.9%
Schwab Small-Cap Index Fund	24.9%
Total	99.5%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

6 Schwab MarketTrack Portfolios

 Schwab MarketTrack All Equity Portfoliotm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack All Equity Portfoliotm (5/19/98)	28.37%	14.38%	7.67%
All Equity Composite Index	28.36%	14.90%	8.08%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.64%; Gross 0.67%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.14%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 7

Schwab MarketTrack Growth Portfolio™

The Schwab MarketTrack Growth Portfolio (the portfolio) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. The portfolio seeks to remain close to the target allocations of 80% equity, 15% fixed income, and 5% cash and cash equivalents, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2013, the portfolio returned 22.14%. The portfolio’s internally calculated comparative index, the Growth Composite Index (the composite index), returned 22.09%.

Market Highlights. Stocks enjoyed strong gains during the 12-month report period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. The situation in the euro zone seemed to stabilize, and yields on government bonds from countries such as Greece, Italy, and Spain generally declined. Developed international equity markets performed on par with the broad-based domestic market, with the MSCI EAFE Index (Net) and S&P 500 Index returning 26.9% and 27.2%, respectively. Emerging markets lagged significantly—the MSCI Emerging Markets Index gained 6.9%, reflecting signs of slowing growth early in the period in major emerging markets such as Brazil, India, and China. Internationally, small-cap stocks outperformed large-caps, and value outperformed growth. In the U.S., small-cap stocks outperformed large-caps. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value. On the fixed income side, the Barclays U.S. Aggregate Bond Index returned –1.1% for the period, while the Barclays U.S. Treasury Index returned –1.5%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures provided the greatest contribution to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 27.1% and was the portfolio’s largest position. The portfolio’s next-largest contributor was the Schwab Small-Cap Index Fund, which returned 36.2%. On a relative basis, the Schwab S&P 500 Index Fund underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%. However, the Schwab Small-Cap Index Fund strongly outperformed this benchmark and positively contributed to the fund’s outperformance of the composite index.

The portfolio’s international equity exposure also added to the fund’s total return but detracted from performance relative to the index. The portfolio’s position in the Schwab International Index Fund returned 26.4%, slightly underperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

The fixed-income allocation generated a negative return that detracted from the portfolio’s total return. The Schwab Total Bond Market Fund returned –1.5% for the report period. On a relative basis, this return was lower than the –1.1% return of the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index. As a result, this allocation also slightly detracted from the portfolio’s relative performance.

As of 10/31/13:

 Statistics

Number of Holdings	7
Portfolio Turnover Rate	9%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	40.2%
Equity Funds – International	20.3%
Equity Funds – Small-Cap	19.9%
Fixed-Income Funds – Intermediate-Term Bond	14.6%
Short-Term Investments	3.4%
Money Market Funds	1.6%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab S&P 500 Index Fund	40.2%
Schwab International Index Fund	20.3%
Schwab Small-Cap Index Fund	19.9%
Schwab Total Bond Market Fund	14.6%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.6%
Total	96.6%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

8 Schwab MarketTrack Portfolios

 Schwab MarketTrack Growth Portfoliotm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Growth Portfoliotm (11/20/95)	22.14%	12.76%	6.94%
Growth Composite Index	22.09%	13.19%	7.48%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Aggressive Allocation	20.18%	12.66%	6.53%

Fund Expense Ratios3: Net 0.65%; Gross 0.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.15%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 9

Schwab MarketTrack Balanced Portfolio™

The Schwab MarketTrack Balanced Portfolio (the portfolio) seeks both capital growth and income. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. The portfolio seeks to remain close to the target allocations of 60% equity, 35% fixed income, and 5% cash and cash equivalents, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2013, the portfolio returned 15.82%. The portfolio’s internally calculated comparative index, the Balanced Composite Index (the composite index), returned 15.93%.

Market Highlights. Stocks enjoyed strong gains during the 12-month report period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. The situation in the euro zone seemed to stabilize, and yields on government bonds from countries such as Greece, Italy, and Spain generally declined. Developed international equity markets performed on par with the broad-based domestic market, with the MSCI EAFE Index (Net) and S&P 500 Index returning 26.9% and 27.2%, respectively. Emerging markets lagged significantly—the MSCI Emerging Markets Index gained 6.9%, reflecting signs of slowing growth early in the period in major emerging markets such as Brazil, India, and China. Internationally, small-cap stocks outperformed large-caps, and value outperformed growth. In the U.S., small-cap stocks outperformed large-caps. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value. On the fixed income side, the Barclays U.S. Aggregate Bond Index returned –1.1% for the period, while the Barclays U.S. Treasury Index returned –1.5%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures contributed positively to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 27.1% and was the portfolio’s second-largest position. The Schwab Small-Cap Index Fund also contributed, returning 36.2%. On a relative basis, the Schwab S&P 500 Index Fund underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%. In contrast, the Schwab Small-Cap Index Fund strongly outperformed this benchmark, contributing to the fund’s performance relative to the composite index.

The portfolio’s international equity exposure also added to the fund’s total return but detracted from performance relative to the index. The portfolio’s position in the Schwab International Index Fund gained 26.4%, slightly underperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

The fixed-income allocation generated a negative return that detracted from the portfolio’s total return. The Schwab Total Bond Market Fund—the portfolio’s largest position—returned –1.5% for the report period. On a relative basis, this return was lower than the –1.1% return of the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index. As a result, this allocation also detracted from the portfolio’s relative performance.

As of 10/31/13:

 Statistics

Number of Holdings	7
Portfolio Turnover Rate	12%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	34.7%
Equity Funds – Large-Cap	30.2%
Equity Funds – International	15.2%
Equity Funds – Small-Cap	15.0%
Short-Term Investments	3.2%
Money Market Funds	1.7%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Total Bond Market Fund	34.7%
Schwab S&P 500 Index Fund	30.2%
Schwab International Index Fund	15.2%
Schwab Small-Cap Index Fund	15.0%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.7%
Total	96.8%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

10 Schwab MarketTrack Portfolios

 Schwab MarketTrack Balanced Portfoliotm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Balanced Portfoliotm (11/20/95)	15.82%	10.85%	6.07%
Balanced Composite Index	15.93%	11.50%	6.92%
S&P 500® Index	27.18%	15.17%	7.46%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.78%
Fund Category: Morningstar Moderate Allocation	15.85%	11.80%	6.28%

Fund Expense Ratios3: Net 0.69%; Gross 0.72%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.19%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 11

Schwab MarketTrack Conservative Portfolio™

The Schwab MarketTrack Conservative Portfolio (the portfolio) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. The portfolio seeks to remain close to the target allocations of 55% fixed income, 40% equity, and 5% cash and cash equivalents, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2013, the portfolio returned 9.71%. The portfolio’s internally calculated comparative index, the Conservative Composite Index (the composite index), returned 10.03%.

Market Highlights. Stocks enjoyed strong gains during the 12-month report period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. The situation in the euro zone seemed to stabilize, and yields on government bonds from countries such as Greece, Italy, and Spain generally declined. Developed international equity markets performed on par with the broad-based domestic market, with the MSCI EAFE Index (Net) and S&P 500 Index returning 26.9% and 27.2%, respectively. Emerging markets lagged significantly—the MSCI Emerging Markets Index gained 6.9%, reflecting signs of slowing growth early in the period in major emerging markets such as Brazil, India, and China. Internationally, small-cap stocks outperformed large-caps, and value outperformed growth. In the U.S., small-cap stocks outperformed large-caps. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value. On the fixed income side, the Barclays U.S. Aggregate Bond Index returned –1.1% for the period, while the Barclays U.S. Treasury Index returned –1.5%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures contributed positively to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 27.1% and was the portfolio’s second-largest position. The portfolio’s holdings of the Schwab Small-Cap Index Fund also contributed, returning 36.2%. On a relative basis, the Schwab S&P 500 Index Fund underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 28.9%. However, the Schwab Small-Cap Index Fund strongly outperformed this benchmark and enhanced the fund’s performance compared with the composite index.

The portfolio’s international equity exposure also added to the fund’s total return but detracted from performance relative to the index. The portfolio’s position in the Schwab International Index Fund returned 26.4%, slightly underperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

The fixed-income allocation generated a negative return that detracted from the portfolio’s total return. The Schwab Total Bond Market Fund—the portfolio’s largest position—returned – 1.5% for the report period. On a relative basis, this return was lower than the –1.1% return of the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index. As a result, this allocation also detracted from the portfolio’s relative performance.

As of 10/31/13:

 Statistics

Number of Holdings	7
Portfolio Turnover Rate	15%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	54.7%
Equity Funds – Large-Cap	20.2%
Equity Funds – International	10.2%
Equity Funds – Small-Cap	10.0%
Short-Term Investments	3.2%
Money Market Funds	1.7%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Total Bond Market Fund	54.7%
Schwab S&P 500 Index Fund	20.2%
Schwab International Index Fund	10.2%
Scwhab Small-Cap Index Fund	9.9%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.7%
Total	96.7%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

12 Schwab MarketTrack Portfolios

 Schwab MarketTrack Conservative Portfoliotm

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Conservative Portfoliotm (11/20/95)	9.71%	8.83%	5.10%
Conservative Composite Index	10.03%	9.70%	6.25%
S&P 500® Index	27.18%	15.17%	7.46%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.78%
Fund Category: Morningstar Conservative Allocation	7.36%	9.69%	5.27%

Fund Expense Ratios3: Net 0.72%; Gross 0.77%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.22%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab MarketTrack All Equity Portfoliotm
Actual Return	0.50%	$1,000.00	$1,113.50	$2.66
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab MarketTrack Growth Portfoliotm
Actual Return	0.50%	$1,000.00	$1,088.40	$2.63
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab MarketTrack Balanced Portfoliotm
Actual Return	0.50%	$1,000.00	$1,060.60	$2.60
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab MarketTrack Conservative Portfoliotm
Actual Return	0.50%	$1,000.00	$1,032.00	$2.56
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the portfolios invest are not included in this ratio.
[2]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

14 Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfolio™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	12.79	11.52	11.30	9.82	9.44

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.25	0.16	0.12	0.30
Net realized and unrealized gains (losses)	3.27	1.02	0.27	1.50	0.83

Total from investment operations	3.54	1.27	0.43	1.62	1.13
Less distributions:
Distributions from net investment income	(0.34)	—	(0.21)	(0.14)	(0.23)
Distributions from net realized gains	—	—	—	—	(0.52)

Total distributions	(0.34)	—	(0.21)	(0.14)	(0.75)

Net asset value at end of period	15.99	12.79	11.52	11.30	9.82

Total return (%)	28.37	11.02	3.76	16.62	13.54

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.52	0.54	0.53	0.54	0.67
Net investment income (loss)	1.84	1.93	1.37	1.14	3.46
Portfolio turnover rate	6	6	12	8	10
Net assets, end of period ($ x 1,000,000)	586	475	476	489	461

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 15

 Schwab MarketTrack All Equity Portfolio

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Other Investment Companies	380,206,398	583,334,782
0.5%	Short-Term Investment	2,674,634	2,674,634

100.0%	Total Investments	382,881,032	586,009,416
0.0%	Other Assets and Liabilities, Net		131,043

100.0%	Total Net Assets		586,140,459

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.5% of net assets

Equity Funds 99.5%

International 29.9%
Schwab International Index Fund (a)	8,802,979	175,355,339

Large-Cap 44.7%
Schwab S&P 500 Index Fund (a)	9,440,636	262,260,855

Small-Cap 24.9%
Schwab Small-Cap Index Fund (a)	5,275,836	145,718,588

Total Other Investment Companies
(Cost $380,206,398)		583,334,782

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Bank of America
0.03%, 11/01/13	2,674,634	2,674,634

Total Short-Term Investment
(Cost $2,674,634)		2,674,634

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $397,376,438 and the unrealized appreciation and depreciation were $188,632,978 and ($0), respectively, with a net unrealized appreciation of $188,632,978.

(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$583,334,782	$—	$—	$583,334,782
Short-Term Investment[1]	—	2,674,634	—	2,674,634

Total	$583,334,782	$2,674,634	$—	$586,009,416

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

16 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $380,206,398)		$583,334,782
Investments in unaffiliated issuers, at value (cost $2,674,634)	+	2,674,634

Total investments, at value (cost $382,881,032)		586,009,416
Receivables:
Investments sold		1,900,000
Fund shares sold		478,170
Interest		2
Prepaid expenses	+	12,846

Total assets		588,400,434

Liabilities

Payables:
Investments bought		1,900,000
Investment adviser and administrator fees		11,458
Shareholder service fees		12,534
Fund shares redeemed		281,693
Accrued expenses	+	54,290

Total liabilities		2,259,975

Net Assets

Total assets		588,400,434
Total liabilities	−	2,259,975

Net assets		$586,140,459

Net Assets by Source
Capital received from investors		433,350,203
Net investment income not yet distributed		9,726,658
Net realized capital losses		(60,064,786)
Net unrealized capital appreciation		203,128,384

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$586,140,459		36,646,592		$15.99

See financial notes 17

 Schwab MarketTrack All Equity Portfolio

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$12,365,374
Interest	+	667

Total investment income		12,366,041

Expenses

Investment adviser and administrator fees		1,213,529
Shareholder service fees		1,289,000
Shareholder reports		42,601
Professional fees		38,474
Transfer agent fees		38,045
Portfolio accounting fees		25,457
Registration fees		25,234
Custodian fees		11,552
Independent trustees’ fees		10,626
Other expenses	+	35,696

Total expenses		2,730,214
Expense reduction by CSIM and its affiliates	−	92,105

Net expenses	−	2,638,109

Net investment income		9,727,932

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		2,765,058
Net realized gains on sales of affiliated underlying funds	+	4,463,230

Net realized gains		7,228,288
Net change in unrealized appreciation on affiliated underlying funds	+	114,728,861

Net realized and unrealized gains		121,957,149

Increase in net assets resulting from operations		$131,685,081

18 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$9,727,932	$9,163,297
Net realized gains		7,228,288	10,527,329
Net change in unrealized appreciation	+	114,728,861	30,350,130

Increase in net assets from operations		131,685,081	50,040,756

Distributions to Shareholders

Distributions from net investment income		($12,561,634)	$—

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,265,588	$60,479,156	3,182,278	$38,781,401
Shares reinvested		918,465	11,765,529	—	—
Shares redeemed	+	(5,656,792)	(79,997,553)	(7,420,620)	(90,468,387)

Net transactions in fund shares		(472,739)	($7,752,868)	(4,238,342)	($51,686,986)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,119,331	$474,769,880	41,357,673	$476,416,110
Total increase or decrease	+	(472,739)	111,370,579	(4,238,342)	(1,646,230)

End of period		36,646,592	$586,140,459	37,119,331	$474,769,880

Net investment income not yet distributed			$9,726,658		$12,560,360

See financial notes 19

Schwab MarketTrack Growth Portfolio™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	18.08	16.85	16.35	14.51	13.71

Income (loss) from investment operations:
Net investment income (loss)	0.34	0.30	0.24	0.19	0.39
Net realized and unrealized gains (losses)	3.60	1.35	0.51	1.95	1.25

Total from investment operations	3.94	1.65	0.75	2.14	1.64
Less distributions:
Distributions from net investment income	(0.35)	(0.42)	(0.25)	(0.30)	(0.40)
Distributions from net realized gains	—	—	—	—	(0.44)

Total distributions	(0.35)	(0.42)	(0.25)	(0.30)	(0.84)

Net asset value at end of period	21.67	18.08	16.85	16.35	14.51

Total return (%)	22.14	10.03	4.55	14.86	12.95

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.52	0.53	0.52	0.52	0.66
Net investment income (loss)	1.71	1.78	1.39	1.25	3.03
Portfolio turnover rate	9	9	17	14	23
Net assets, end of period ($ x 1,000,000)	680	566	562	549	507

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

20 See financial notes

 Schwab MarketTrack Growth Portfolio

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.6%	Other Investment Companies	393,391,363	657,110,466
3.4%	Short-Term Investments	22,780,423	22,780,423

100.0%	Total Investments	416,171,786	679,890,889
0.0%	Other Assets and Liabilities, Net		326,338

100.0%	Total Net Assets		680,217,227

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.6% of net assets

Equity Funds 80.4%

International 20.3%
Schwab International Index Fund (a)	6,921,005	137,866,426

Large-Cap 40.2%
Schwab S&P 500 Index Fund (a)	9,836,526	273,258,689

Small-Cap 19.9%
Schwab Small-Cap Index Fund (a)	4,916,709	135,799,515

		546,924,630

Fixed-Income Fund 14.6%

Intermediate-Term Bond 14.6%
Schwab Total Bond Market Fund (a)	10,568,831	99,135,638

Money Market Fund 1.6%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.03% (a)(b)	11,050,198	11,050,198

Total Other Investment Companies
(Cost $393,391,363)		657,110,466

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.4% of net assets

Time Deposits 3.4%
Bank of America
0.03%, 11/01/13	2,298,259	2,298,259
National Australia Bank
0.03%, 11/01/13	20,482,164	20,482,164

Total Short-Term Investments
(Cost $22,780,423)		22,780,423

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $421,164,058 and the unrealized appreciation and depreciation were $258,726,831 and ($0), respectively, with a net unrealized appreciation of $258,726,831.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$657,110,466	$—	$—	$657,110,466
Short-Term Investments[1]	—	22,780,423	—	22,780,423

Total	$657,110,466	$22,780,423	$—	$679,890,889

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 21

 Schwab MarketTrack Growth Portfolio

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $393,391,363)		$657,110,466
Investments in unaffiliated issuers, at value (cost $22,780,423)	+	22,780,423

Total investments, at value (cost $416,171,786)		679,890,889
Receivables:
Investments sold		3,100,000
Fund shares sold		441,328
Dividends		196,475
Interest		19
Prepaid expenses	+	15,811

Total assets		683,644,522

Liabilities

Payables:
Investments bought		3,096,020
Investment adviser and administrator fees		12,756
Shareholder service fees		14,492
Independent trustees’ fees		1
Fund shares redeemed		249,047
Accrued expenses	+	54,979

Total liabilities		3,427,295

Net Assets

Total assets		683,644,522
Total liabilities	−	3,427,295

Net assets		$680,217,227

Net Assets by Source
Capital received from investors		423,637,724
Distributions in excess of net investment income		(610,915)
Net realized capital losses		(6,528,685)
Net unrealized capital appreciation		263,719,103

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$680,217,227		31,383,198		$21.67

22 See financial notes

 Schwab MarketTrack Growth Portfolio

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$13,638,107
Interest	+	6,009

Total investment income		13,644,116

Expenses

Investment adviser and administrator fees		1,419,938
Shareholder service fees		1,516,050
Shareholder reports		47,051
Transfer agent fees		45,211
Professional fees		39,329
Registration fees		32,742
Portfolio accounting fees		26,328
Custodian fees		13,065
Independent trustees’ fees		11,291
Other expenses	+	47,989

Total expenses		3,198,994
Expense reduction by CSIM and its affiliates	−	112,174

Net expenses	−	3,086,820

Net investment income		10,557,296

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		2,630,959
Net realized gains on sales of affiliated underlying funds		8,641,848
Net realized gains on unaffiliated investments	+	988

Net realized gains		11,273,795
Net change in unrealized appreciation on affiliated underlying funds	+	101,623,253

Net realized and unrealized gains		112,897,048

Increase in net assets resulting from operations		$123,454,344

See financial notes 23

 Schwab MarketTrack Growth Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$10,557,296	$12,009,728
Net realized gains		11,273,795	23,457,290
Net change in unrealized appreciation	+	101,623,253	25,141,652

Increase in net assets from operations		123,454,344	60,608,670

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		(10,641,577)	(13,718,858)
P Shares	+	—	(2,646,818)

Total distributions from net investment income		($10,641,577)	($16,365,676)

Transactions in Fund Shares1

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		3,956,940	$78,029,608	3,069,722	$53,342,242
P Shares	+	—	—	1,037,994	17,419,210

Total shares sold		3,956,940	$78,029,608	4,107,716	$70,761,452

Shares Reinvested
Investor Shares		556,707	$10,081,957	797,108	$13,048,670
P Shares	+	—	—	161,786	2,646,818

Total shares reinvested		556,707	$10,081,957	958,894	$15,695,488

Shares Redeemed
Investor Shares		(4,460,927)	($87,149,494)	(5,854,994)	($101,946,667)
P Shares	+	—	—	(6,937,729)	(120,546,911)

Total shares redeemed		(4,460,927)	($87,149,494)	(12,792,723)	($222,493,578)

Net transactions in fund shares		52,720	$962,071	(7,726,113)	($136,036,638)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,330,478	$566,442,389	39,056,591	$658,236,033
Total increase or decrease	+	52,720	113,774,838	(7,726,113)	(91,793,644)

End of period		31,383,198	$680,217,227	31,330,478	$566,442,389

Distributions in excess of net investment income			($610,915)		($526,634)

[1]	Effective December 6, 2012, the P Share class was terminated.

24 See financial notes

Schwab MarketTrack Balanced Portfolio™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	16.33	15.41	14.96	13.54	12.74

Income (loss) from investment operations:
Net investment income (loss)	0.31	0.29	0.25	0.23	0.38
Net realized and unrealized gains (losses)	2.23	1.01	0.46	1.50	1.11

Total from investment operations	2.54	1.30	0.71	1.73	1.49
Less distributions:
Distributions from net investment income	(0.32)	(0.38)	(0.26)	(0.31)	(0.44)
Distributions from net realized gains	—	—	—	—	(0.25)

Total distributions	(0.32)	(0.38)	(0.26)	(0.31)	(0.69)

Net asset value at end of period	18.55	16.33	15.41	14.96	13.54

Total return (%)	15.82	8.61	4.80	12.92	12.41

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.52	0.53	0.52	0.52	0.66
Net investment income (loss)	1.75	1.86	1.64	1.59	3.09
Portfolio turnover rate	12	12	25	22	30
Net assets, end of period ($ x 1,000,000)	481	425	432	450	434

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 25

 Schwab MarketTrack Balanced Portfolio

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Other Investment Companies	309,176,784	465,395,908
3.2%	Short-Term Investments	15,628,641	15,628,641

100.0%	Total Investments	324,805,425	481,024,549
(0.0%)	Other Assets and Liabilities, Net		(43,927)

100.0%	Total Net Assets		480,980,622

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.8% of net assets

Equity Funds 60.4%

International 15.2%
Schwab International Index Fund (a)	3,683,193	73,369,204

Large-Cap 30.2%
Schwab S&P 500 Index Fund (a)	5,225,847	145,174,024

Small-Cap 15.0%
Schwab Small-Cap Index Fund (a)	2,607,484	72,018,706

		290,561,934

Fixed-Income Fund 34.7%

Intermediate-Term Bond 34.7%
Schwab Total Bond Market Fund (a)	17,782,598	166,800,771

Money Market Fund 1.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.03% (a)(b)	8,033,203	8,033,203

Total Other Investment Companies
(Cost $309,176,784)		465,395,908

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.2% of net assets

Time Deposits 3.2%
Bank of America
0.03%, 11/01/13	1,152,775	1,152,775
JPMorgan Chase
0.03%, 11/01/13	14,475,866	14,475,866

Total Short-Term Investments
(Cost $15,628,641)		15,628,641

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $332,451,644 and the unrealized appreciation and depreciation were $148,572,905 and ($0), respectively, with a net unrealized appreciation of $148,572,905.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$465,395,908	$—	$—	$465,395,908
Short-Term Investments[1]	—	15,628,641	—	15,628,641

Total	$465,395,908	$15,628,641	$—	$481,024,549

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

26 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $309,176,784)		$465,395,908
Investments in unaffiliated issuers, at value (cost $15,628,641)	+	15,628,641

Total investments, at value (cost $324,805,425)		481,024,549
Receivables:
Investments sold		3,300,000
Fund shares sold		512,238
Dividends		332,444
Interest		13
Prepaid expenses	+	11,534

Total assets		485,180,778

Liabilities

Payables:
Investments bought		3,631,821
Investment adviser and administrator fees		8,604
Shareholder service fees		10,466
Independent trustees’ fees		3
Fund shares redeemed		510,394
Accrued expenses	+	38,868

Total liabilities		4,200,156

Net Assets

Total assets		485,180,778
Total liabilities	−	4,200,156

Net assets		$480,980,622

Net Assets by Source
Capital received from investors		328,261,177
Net investment income not yet distributed		1,125,984
Net realized capital losses		(4,625,663)
Net unrealized capital appreciation		156,219,124

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$480,980,622		25,932,287		$18.55

See financial notes 27

 Schwab MarketTrack Balanced Portfolio

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$10,119,630
Interest	+	4,392

Total investment income		10,124,022

Expenses

Investment adviser and administrator fees		1,036,320
Shareholder service fees		1,110,087
Professional fees		37,887
Registration fees		31,888
Transfer agent fees		28,800
Portfolio accounting fees		23,921
Shareholder reports		19,384
Custodian fees		10,781
Independent trustees’ fees		10,155
Other expenses	+	26,130

Total expenses		2,335,353
Expense reduction by CSIM and its affiliates	−	82,485

Net expenses	−	2,252,868

Net investment income		7,871,154

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,475,871
Net realized gains on sales of affiliated underlying funds		10,371,598
Net realized gains on unaffiliated investments	+	557

Net realized gains		11,848,026
Net change in unrealized appreciation on affiliated underlying funds	+	46,183,726

Net realized and unrealized gains		58,031,752

Increase in net assets resulting from operations		$65,902,906

28 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$7,871,154	$7,973,255
Net realized gains		11,848,026	9,088,999
Net change in unrealized appreciation	+	46,183,726	18,512,082

Increase in net assets from operations		65,902,906	35,574,336

Distributions to Shareholders

Distributions from net investment income		($8,153,238)	($10,347,778)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,770,528	$65,235,947	3,144,255	$49,804,826
Shares reinvested		467,584	7,607,583	647,049	9,725,147
Shares redeemed	+	(4,331,142)	(74,715,528)	(5,822,667)	(91,987,712)

Net transactions in fund shares		(93,030)	($1,871,998)	(2,031,363)	($32,457,739)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,025,317	$425,102,952	28,056,680	$432,334,133
Total increase or decrease	+	(93,030)	55,877,670	(2,031,363)	(7,231,181)

End of period		25,932,287	$480,980,622	26,025,317	$425,102,952

Net investment income not yet distributed			$1,125,984		$1,408,068

See financial notes 29

Schwab MarketTrack Conservative Portfolio™

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Per-Share Data ($)

Net asset value at beginning of period	14.23	13.59	13.22	12.15	11.34

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.26	0.25	0.24	0.37
Net realized and unrealized gains (losses)	1.10	0.69	0.37	1.08	0.91

Total from investment operations	1.36	0.95	0.62	1.32	1.28
Less distributions:
Distributions from net investment income	(0.25)	(0.31)	(0.25)	(0.25)	(0.38)
Distributions from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.25)	(0.31)	(0.25)	(0.25)	(0.47)

Net asset value at end of period	15.34	14.23	13.59	13.22	12.15

Total return (%)	9.71	7.07	4.72	10.98	11.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.55	0.55	0.55	0.56	0.68
Net investment income (loss)	1.78	1.96	1.84	1.93	3.31
Portfolio turnover rate	15	19	30	25	25
Net assets, end of period ($ x 1,000,000)	203	189	198	194	181

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

30 See financial notes

 Schwab MarketTrack Conservative Portfolio

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.7%	Other Investment Companies	148,514,705	195,959,240
3.2%	Short-Term Investments	6,429,739	6,429,739

99.9%	Total Investments	154,944,444	202,388,979
0.1%	Other Assets and Liabilities, Net		186,440

100.0%	Total Net Assets		202,575,419

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.7% of net assets

Equity Funds 40.3%

International 10.2%
Schwab International Index Fund (a)	1,040,719	20,731,130

Large-Cap 20.2%
Schwab S&P 500 Index Fund (a)	1,470,146	40,840,642

Small-Cap 9.9%
Schwab Small-Cap Index Fund (a)	730,478	20,175,790

		81,747,562

Fixed-Income Fund 54.7%

Intermediate-Term Bond 54.7%
Schwab Total Bond Market Fund (a)	11,804,305	110,724,380

Money Market Fund 1.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.03% (a)(b)	3,487,298	3,487,298

Total Other Investment Companies
(Cost $148,514,705)		195,959,240

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.2% of net assets

Time Deposits 3.2%
Bank of America
0.03%, 11/01/13	352,215	352,215
JPMorgan Chase
0.03%, 11/01/13	6,077,524	6,077,524

Total Short-Term Investments
(Cost $6,429,739)		6,429,739

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $162,670,702 and the unrealized appreciation and depreciation were $39,718,277 and ($0), respectively, with a net unrealized appreciation of $39,718,277.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$195,959,240	$—	$—	$195,959,240
Short-Term Investments[1]	—	6,429,739	—	6,429,739

Total	$195,959,240	$6,429,739	$—	$202,388,979

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 31

 Schwab MarketTrack Conservative Portfolio

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $148,514,705)		$195,959,240
Investments in unaffiliated issuers, at value (cost $6,429,739)	+	6,429,739

Total investments, at value (cost $154,944,444)		202,388,979
Receivables:
Investments sold		1,270,000
Fund shares sold		515,313
Dividends		222,790
Interest		5
Prepaid expenses	+	4,890

Total assets		204,401,977

Liabilities

Payables:
Investments bought		1,672,406
Investment adviser and administrator fees		3,381
Shareholder service fees		4,064
Independent trustees’ fees		3
Fund shares redeemed		119,974
Accrued expenses	+	26,730

Total liabilities		1,826,558

Net Assets

Total assets		204,401,977
Total liabilities	−	1,826,558

Net assets		$202,575,419

Net Assets by Source
Capital received from investors		165,463,428
Net investment income not yet distributed		257,148
Net realized capital losses		(10,589,692)
Net unrealized capital appreciation		47,444,535

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$202,575,419		13,205,371		$15.34

32 See financial notes

 Schwab MarketTrack Conservative Portfolio

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$4,488,025
Interest	+	1,931

Total investment income		4,489,956

Expenses

Investment adviser and administrator fees		453,897
Shareholder service fees		483,249
Professional fees		37,673
Transfer agent fees		23,892
Registration fees		23,522
Portfolio accounting fees		18,780
Shareholder reports		8,646
Independent trustees’ fees		8,380
Custodian fees		6,660
Other expenses	+	14,691

Total expenses		1,079,390
Expense reduction by CSIM and its affiliates	−	92,658

Net expenses	−	986,732

Net investment income		3,503,224

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		444,177
Net realized gains on sales of affiliated underlying funds		5,139,255
Net realized gains on unaffiliated investments	+	114

Net realized gains		5,583,546
Net change in unrealized appreciation on affiliated underlying funds	+	9,133,787

Net realized and unrealized gains		14,717,333

Increase in net assets resulting from operations		$18,220,557

See financial notes 33

 Schwab MarketTrack Conservative Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$3,503,224	$3,852,050
Net realized gains		5,583,546	4,027,215
Net change in unrealized appreciation	+	9,133,787	6,051,777

Increase in net assets from operations		18,220,557	13,931,042

Distributions to Shareholders

Distributions from net investment income		($3,392,046)	($4,482,834)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,448,680	$35,840,677	3,227,193	$44,181,272
Shares reinvested		218,345	3,136,243	308,192	4,188,027
Shares redeemed	+	(2,716,814)	(39,911,545)	(4,855,488)	(67,192,496)

Net transactions in fund shares		(49,789)	($934,625)	(1,320,103)	($18,823,197)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,255,160	$188,681,533	14,575,263	$198,056,522
Total increase or decrease	+	(49,789)	13,893,886	(1,320,103)	(9,374,989)

End of period		13,205,371	$202,575,419	13,255,160	$188,681,533

Net investment income not yet distributed			$257,148		$145,970

34 See financial notes

 Schwab MarketTrack Portfolios

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab International Core Equity Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2010 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2015 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2020 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2025 Fund
Schwab S&P 500 Index Fund	Schwab Target 2030 Fund
Schwab Small-Cap Index Fund	Schwab Target 2035 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2040 Fund
Schwab International Index Fund	Schwab Target 2045 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2050 Fund
Laudus International MarketMasters Fund	Schwab Target 2055 Fund
Schwab Balanced Fund	Schwab Fundamental US Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental US Small Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Large-Cap Growth Fund	Schwab Fundamental International Small Company Index Fund
Schwab Small-Cap Equity Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout

The Schwab MarketTrack Portfolios are primarily “fund of funds”. Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed income securities, cash equivalents and futures to achieve their investment objectives. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio each offer one share class. Prior to December 6, 2012, Schwab MarketTrack Growth Portfolio offered two share classes: Investor Shares and P Shares. Shares of each class represented an interest in the same fund, but each class had different expenses and investment minimums. At a Board of Trustees meeting held on December 4, 2012, the Board approved the termination of MarketTrack Growth Portfolio’s P Shares. Effective December 6, 2012, the P Share class was terminated. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”) which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

 35

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

36

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(i) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and assessed the funds’ financial statement disclosures and determined that adoption of the standard will not have a material effect on the funds’ financial statements.

 37

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Financial Notes (continued)

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Investment Style Risk. The underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

•	Large-Cap Risk. Many of the risks of the underlying funds are associated with their investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments - bonds or mid- or small- cap stocks, for instance - an underlying fund’s large-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - bonds or large-cap stocks, for instance - an underlying fund’s small-cap holdings could reduce performance.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

38

 Schwab MarketTrack Portfolios

Financial Notes (continued)

3. Risk Factors (continued):

•	Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a fund would be adversely affected.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Exchange-Traded Funds (ETFs) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. A fund may invest directly in individual securities as well as other mutual funds or ETFs, to maintain its allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.23% payable monthly based on a percentage of each fund’s average daily net assets.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with

 39

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab	Schwab
MarketTrack	MarketTrack	MarketTrack	MarketTrack
All Equity	Growth	Balanced	Conservative
Portfolio	Portfolio	Portfolio	Portfolio

0.50%	0.50%	0.50%	0.50%

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2013, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
Underlying Funds	Portfolio	Portfolio	Portfolio	Portfolio

Schwab International Index Fund	8.0%	6.3%	3.3%	0.9%
Schwab S&P 500 Index Fund	1.5%	1.6%	0.8%	0.2%
Schwab Small-Cap Index Fund	6.2%	5.8%	3.1%	0.9%
Schwab Total Bond Market Fund	—%	11.1%	18.7%	12.4%
Schwab Value Advantage Money Fund	—%	0.1%	0.1%	0.0% *

*	Less than 0.05%

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2013.

Schwab MarketTrack All Equity Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab International Index Fund	8,737,494	837,461	(771,976)	8,802,979	$175,355,339	$615,869	$4,947,063
Schwab S&P 500 Index Fund	9,503,472	386,560	(449,396)	9,440,636	262,260,855	1,244,594	4,662,134
Schwab Small-Cap Index Fund	5,551,212	316,197	(591,573)	5,275,836	145,718,588	2,602,767	5,521,235

Total					$583,334,782	$4,463,230	$15,130,432

Schwab MarketTrack Growth Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab International Index Fund	7,071,253	620,758	(771,006)	6,921,005	$137,866,426	$1,043,086	$3,952,607
Schwab S&P 500 Index Fund	10,227,080	415,028	(805,582)	9,836,526	273,258,689	3,000,338	4,977,337
Schwab Small-Cap Index Fund	5,342,344	311,314	(736,949)	4,916,709	135,799,515	4,638,592	5,253,467
Schwab Total Bond Market Fund	8,652,421	2,452,004	(535,594)	10,568,831	99,135,638	(40,168)	2,079,443
Schwab Value Advantage Money Fund, Institutional Prime Shares	7,043,778	4,006,420	—	11,050,198	11,050,198	—	6,212

Total					$657,110,466	$8,641,848	$16,269,066

40

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab MarketTrack Balanced Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab International Index Fund	3,962,723	259,436	(538,966)	3,683,193	$73,369,204	$1,235,366	$2,224,157
Schwab S&P 500 Index Fund	5,736,144	264,356	(774,653)	5,225,847	145,174,024	4,954,166	2,795,787
Schwab Small-Cap Index Fund	3,002,467	179,094	(574,077)	2,607,484	72,018,706	4,336,783	2,947,001
Schwab Total Bond Market Fund	15,356,682	3,407,298	(981,382)	17,782,598	166,800,771	(154,717)	3,624,084
Schwab Value Advantage Money Fund, Institutional Prime Shares	4,528,610	3,504,593	—	8,033,203	8,033,203	—	4,472

Total					$465,395,908	$10,371,598	$11,595,501

Schwab MarketTrack Conservative Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Underlying Funds	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab International Index Fund	1,175,359	90,514	(225,154)	1,040,719	$20,731,130	$598,110	$678,383
Schwab S&P 500 Index Fund	1,694,351	161,109	(385,314)	1,470,146	40,840,642	2,859,382	851,732
Schwab Small-Cap Index Fund	882,000	82,331	(233,853)	730,478	20,175,790	1,869,442	886,927
Schwab Total Bond Market Fund	10,701,111	2,165,654	(1,062,460)	11,804,305	110,724,380	(187,679)	2,513,217
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,985,302	1,501,996	—	3,487,298	3,487,298	—	1,943

Total					$195,959,240	$5,139,255	$4,932,202

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

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 Schwab MarketTrack Portfolios

Financial Notes (continued)

6. Borrowing from Banks (continued):

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab MarketTrack All Equity Portfolio	$30,390,432	$39,265,000
Schwab MarketTrack Growth Portfolio	54,334,151	56,450,000
Schwab MarketTrack Balanced Portfolio	50,255,426	52,378,000
Schwab MarketTrack Conservative Portfolio	29,171,138	29,608,000

8. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Schwab MarketTrack All Equity Portfolio	$15,578	$7,838
Schwab MarketTrack Growth Portfolio	4,885	20,976
Schwab MarketTrack Balanced Portfolio	4,993	2,893
Schwab MarketTrack Conservative Portfolio	4,449	4,280

9. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Undistributed ordinary income	$9,726,658	$—	$1,125,985	$257,149
Undistributed long-term capital gains	—	—	3,020,556	—
Unrealized appreciation on investments	188,632,978	258,726,831	148,572,905	39,718,277
Other unrealized appreciation (depreciation)	1	—	—	—

Net unrealized appreciation (depreciation)	$188,632,979	$258,726,831	$148,572,905	$39,718,277

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

42

 Schwab MarketTrack Portfolios

Financial Notes (continued)

9. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
Expiration Date	Portfolio	Portfolio	Portfolio	Portfolio

October 31, 2016	$5,940,496	$—	$—	$—
October 31, 2017	31,279,738	617,977	—	2,863,437
October 31, 2018	8,349,147	918,434	—	—

Total	$45,569,381	$1,536,411	$—	$2,863,437

Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising on the first day of the next taxable year. For the year ended October 31, 2013, the funds had late-year ordinary losses deferred and capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Late-year ordinary losses deferred	$—	$610,915	$—	$—
Capital losses utilized	6,848,693	11,299,113	8,159,980	5,473,334

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Current period distributions
Ordinary income	$12,561,634	$10,641,577	$8,153,238	$3,392,046
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$—	$16,365,676	$10,347,778	$4,482,834
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, no such reclassifications were required.

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related

 43

 Schwab MarketTrack Portfolios

Financial Notes (continued)

9. Federal Income Taxes (continued):

to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2013 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

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Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Schwab MarketTrack All Equity Portfolio	61.85
Schwab MarketTrack Growth Portfolio	61.58
Schwab MarketTrack Balanced Portfolio	42.36
Schwab MarketTrack Conservative Portfolio	30.93

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab MarketTrack All Equity Portfolio	$12,011,365
Schwab MarketTrack Growth Portfolio	9,658,189
Schwab MarketTrack Balanced Portfolio	5,232,124
Schwab MarketTrack Conservative Portfolio	1,559,377

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees

 47

further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Although Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

48

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

 49

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

50

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 51

Glossary

All Equity Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). The index is maintained by CSIM.

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Balanced Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months Index. The index is maintained by CSIM.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Conservative Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months Index. The index is maintained by CSIM.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

Growth Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months Index. The index is maintained by CSIM.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

52

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 53

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13813-16
00107464

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of thirty-seven series. Thirty-four series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, and three series has a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-seven series, based on their respective 2013 and 2012 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2013: $1,256,737          2012: $1,236,570
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2013: $82,933           2012: $85,159
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2013: $90,938           2012: $93,457
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2013: $12,171           2012: $17,500

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2013: $186,042  2012: $196,116
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.

Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund are filed under this Item.

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.2%	Common Stock	10,242,641,102	16,648,423,804
2.6%	Short-Term Investments	437,649,083	437,649,083

99.8%	Total Investments	10,680,290,185	17,086,072,887
0.1%	Collateral Invested for Securities on Loan	20,143,201	20,143,201
0.1%	Other Assets and Liabilities, Net		14,822,536

100.0%	Net Assets		17,121,038,624

	Number	Value
Security	of Shares	($)

Common Stock 97.2% of net assets

Automobiles & Components 1.1%
BorgWarner, Inc.	120,700	12,447,791
Delphi Automotive plc	313,200	17,915,040
Ford Motor Co.	4,198,397	71,834,573
General Motors Co. *	1,003,000	37,060,850
Harley-Davidson, Inc.	231,470	14,823,339
Johnson Controls, Inc.	733,559	33,853,748
The Goodyear Tire & Rubber Co.	247,536	5,193,305

		193,128,646

Banks 2.8%
BB&T Corp.	763,726	25,943,772
Comerica, Inc.	188,270	8,152,091
Fifth Third Bancorp	991,829	18,874,506
Hudson City Bancorp, Inc.	481,992	4,328,288
Huntington Bancshares, Inc.	821,893	7,232,659
KeyCorp	941,198	11,793,211
M&T Bank Corp.	138,598	15,596,433
People’s United Financial, Inc.	343,300	4,953,819
Regions Financial Corp.	1,567,445	15,094,496
SunTrust Banks, Inc.	560,816	18,865,850
The PNC Financial Services Group, Inc.	571,278	42,006,071
U.S. Bancorp	1,943,628	72,613,942
Wells Fargo & Co.	5,149,209	219,819,732
Zions Bancorp	178,698	5,069,662

		470,344,532

Capital Goods 7.9%
3M Co.	691,919	87,078,006
AMETEK, Inc.	260,300	12,450,149
Caterpillar, Inc.	693,162	57,781,984
Cummins, Inc.	182,562	23,189,025
Danaher Corp.	637,474	45,955,501
Deere & Co.	411,386	33,667,830
Dover Corp.	174,270	15,996,243
Eaton Corp. plc	501,538	35,388,521
Emerson Electric Co.	755,015	50,563,355
Fastenal Co.	283,398	14,113,220
Flowserve Corp.	150,300	10,441,341
Fluor Corp.	191,882	14,241,482
General Dynamics Corp.	363,360	31,477,877
General Electric Co.	10,901,752	284,971,797
Honeywell International, Inc.	829,529	71,945,050
Illinois Tool Works, Inc.	436,936	34,426,188
Ingersoll-Rand plc	290,800	19,637,724
Jacobs Engineering Group, Inc. *	137,934	8,389,146
Joy Global, Inc.	113,200	6,424,100
L-3 Communications Holdings, Inc.	105,783	10,625,902
Lockheed Martin Corp.	289,391	38,587,396
Masco Corp.	347,388	7,340,309
Northrop Grumman Corp.	242,467	26,067,627
PACCAR, Inc.	379,550	21,102,980
Pall Corp.	126,730	10,204,300
Parker Hannifin Corp.	155,336	18,130,818
Pentair Ltd.	208,982	14,020,602
Precision Castparts Corp.	153,027	38,784,693
Quanta Services, Inc. *	231,900	7,005,699
Raytheon Co.	338,488	27,881,257
Rockwell Automation, Inc.	142,421	15,724,703
Rockwell Collins, Inc.	147,405	10,293,291
Roper Industries, Inc.	102,800	13,036,068
Snap-on, Inc.	58,282	6,065,408
Stanley Black & Decker, Inc.	166,181	13,143,255
Textron, Inc.	292,004	8,406,795
The Boeing Co.	739,654	96,524,847
United Technologies Corp.	899,535	95,575,594
W.W. Grainger, Inc.	65,927	17,732,385
Xylem, Inc.	173,800	5,996,100

		1,360,388,568

Commercial & Professional Supplies 0.7%
Cintas Corp.	111,376	5,988,688
Equifax, Inc.	136,561	8,831,400
Iron Mountain, Inc.	220,560	5,853,662
Nielsen Holdings N.V.	217,500	8,578,200
Pitney Bowes, Inc.	196,591	4,195,252
Republic Services, Inc.	289,334	9,684,009
Robert Half International, Inc.	139,442	5,372,700
Stericycle, Inc. *	89,400	10,388,280
The ADT Corp.	227,100	9,849,327
The Dun & Bradstreet Corp.	46,500	5,058,735
Tyco International Ltd.	480,900	17,576,895
Waste Management, Inc.	454,916	19,807,043

		111,184,191

See financial notes 1

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Durables & Apparel 1.2%
Coach, Inc.	299,728	15,190,215
D.R. Horton, Inc.	285,216	5,404,843
Fossil Group, Inc. *	54,900	6,969,006
Garmin Ltd. (b)	131,100	6,128,925
Harman International Industries, Inc.	86,656	7,020,869
Hasbro, Inc.	121,717	6,286,683
Leggett & Platt, Inc.	157,894	4,695,768
Lennar Corp., Class A	171,818	6,108,130
Mattel, Inc.	357,094	15,844,261
Newell Rubbermaid, Inc.	327,150	9,693,454
NIKE, Inc., Class B	797,024	60,382,538
PulteGroup, Inc.	370,186	6,533,783
PVH Corp.	84,100	10,476,337
Ralph Lauren Corp.	62,826	10,406,499
VF Corp.	90,291	19,412,565
Whirlpool Corp.	83,322	12,165,845

		202,719,721

Consumer Services 1.8%
Carnival Corp.	456,921	15,832,313
Chipotle Mexican Grill, Inc. *	33,959	17,895,374
Darden Restaurants, Inc.	128,248	6,608,619
H&R Block, Inc.	286,205	8,139,670
International Game Technology	280,660	5,276,408
Marriott International, Inc., Class A	254,872	11,489,630
McDonald’s Corp.	1,073,638	103,627,540
Starbucks Corp.	800,762	64,901,760
Starwood Hotels & Resorts Worldwide, Inc.	203,468	14,979,314
Wyndham Worldwide Corp.	148,464	9,858,009
Wynn Resorts Ltd.	83,200	13,832,000
Yum! Brands, Inc.	470,485	31,814,196

		304,254,833

Diversified Financials 8.0%
American Express Co.	999,741	81,778,814
Ameriprise Financial, Inc.	215,714	21,687,886
Bank of America Corp.	11,448,611	159,822,610
Berkshire Hathaway, Inc., Class B *	1,923,330	221,336,816
BlackRock, Inc.	134,200	40,368,702
Capital One Financial Corp.	623,774	42,834,561
Citigroup, Inc.	3,240,747	158,083,639
CME Group, Inc.	323,885	24,035,506
Discover Financial Services	524,873	27,230,411
E*TRADE Financial Corp. *	262,019	4,430,741
Franklin Resources, Inc.	433,605	23,353,965
IntercontinentalExchange, Inc. *	76,158	14,677,931
Invesco Ltd.	461,447	15,573,836
JPMorgan Chase & Co.	4,011,331	206,744,000
Legg Mason, Inc.	97,098	3,735,360
Leucadia National Corp.	333,951	9,464,171
Moody’s Corp.	211,829	14,967,837
Morgan Stanley	1,481,854	42,573,665
Northern Trust Corp.	240,518	13,570,026
NYSE Euronext	245,500	10,806,910
SLM Corp.	494,418	12,543,385
State Street Corp.	477,026	33,425,212
T. Rowe Price Group, Inc.	277,179	21,456,426
The Bank of New York Mellon Corp.	1,223,673	38,912,801
The Charles Schwab Corp. (a)	1,232,381	27,913,430
The Goldman Sachs Group, Inc.	444,669	71,529,455
The McGraw Hill Financial, Inc.	297,567	20,734,469
The NASDAQ OMX Group, Inc.	119,900	4,248,057

		1,367,840,622

Energy 10.2%
Anadarko Petroleum Corp.	535,709	51,047,711
Apache Corp.	430,306	38,211,173
Baker Hughes, Inc.	496,363	28,833,727
Cabot Oil & Gas Corp.	434,200	15,335,944
Cameron International Corp. *	256,300	14,060,618
Chesapeake Energy Corp.	577,766	16,154,337
Chevron Corp.	2,058,934	246,989,723
ConocoPhillips	1,299,390	95,245,287
CONSOL Energy, Inc.	240,418	8,775,257
Denbury Resources, Inc. *	377,200	7,163,028
Devon Energy Corp.	417,758	26,410,661
Diamond Offshore Drilling, Inc.	65,300	4,044,029
Ensco plc, Class A	238,200	13,732,230
EOG Resources, Inc.	295,106	52,646,910
EQT Corp.	154,600	13,235,306
Exxon Mobil Corp.	4,687,841	420,124,310
FMC Technologies, Inc. *	246,300	12,450,465
Halliburton Co.	915,468	48,547,268
Helmerich & Payne, Inc.	118,300	9,174,165
Hess Corp.	314,040	25,500,048
Kinder Morgan, Inc.	702,744	24,813,891
Marathon Oil Corp.	741,452	26,143,598
Marathon Petroleum Corp.	335,326	24,029,461
Murphy Oil Corp.	184,892	11,152,685
Nabors Industries Ltd.	287,890	5,032,317
National Oilwell Varco, Inc.	450,124	36,541,066
Newfield Exploration Co. *	145,600	4,433,520
Noble Corp.	258,800	9,756,760
Noble Energy, Inc.	398,368	29,849,714
Occidental Petroleum Corp.	858,650	82,499,092
Peabody Energy Corp.	261,564	5,095,267
Phillips 66	655,595	42,239,986
Pioneer Natural Resources Co.	147,600	30,225,528
QEP Resources, Inc.	186,091	6,152,168
Range Resources Corp.	178,200	13,491,522
Rowan Cos. plc, Class A *	126,263	4,555,569
Schlumberger Ltd.	1,420,015	133,083,806
Southwestern Energy Co. *	366,500	13,641,130
Spectra Energy Corp.	715,309	25,443,541
Tesoro Corp.	138,207	6,756,940
The Williams Cos., Inc.	751,198	26,825,281
Transocean Ltd.	360,000	16,945,200
Valero Energy Corp.	568,940	23,423,260
WPX Energy, Inc. *	182,099	4,031,672

		1,753,845,171

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	460,392	54,326,256

2 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CVS Caremark Corp.	1,309,051	81,501,515
Safeway, Inc.	266,496	9,300,710
Sysco Corp.	615,857	19,916,815
The Kroger Co.	576,447	24,694,990
Wal-Mart Stores, Inc.	1,727,302	132,570,429
Walgreen Co.	924,811	54,785,804
Whole Foods Market, Inc.	396,932	25,058,317

		402,154,836

Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	2,117,791	78,845,359
Archer-Daniels-Midland Co.	683,899	27,971,469
Beam, Inc.	185,579	12,489,467
Brown-Forman Corp., Class B	168,992	12,333,036
Campbell Soup Co.	188,711	8,033,427
Coca-Cola Enterprises, Inc.	295,862	12,346,321
ConAgra Foods, Inc.	476,949	15,171,748
Constellation Brands, Inc., Class A *	175,065	11,431,744
Dr Pepper Snapple Group, Inc.	203,200	9,621,520
General Mills, Inc.	674,280	33,997,198
Hormel Foods Corp.	144,300	6,271,278
Kellogg Co.	268,934	17,010,075
Kraft Foods Group, Inc.	634,718	34,515,965
Lorillard, Inc.	389,091	19,847,532
McCormick & Co., Inc. - Non Voting Shares	132,602	9,169,428
Mead Johnson Nutrition Co.	223,200	18,226,512
Molson Coors Brewing Co., Class B	164,430	8,879,220
Mondelez International, Inc., Class A	1,881,354	63,288,749
Monster Beverage Corp. *	148,900	8,521,547
PepsiCo, Inc.	1,643,463	138,198,804
Philip Morris International, Inc.	1,724,346	153,673,715
Reynolds American, Inc.	327,596	16,828,607
The Coca-Cola Co.	4,062,856	160,767,212
The Hershey Co.	155,128	15,394,903
The JM Smucker Co.	124,275	13,820,623
Tyson Foods, Inc., Class A	304,290	8,419,704

		915,075,163

Health Care Equipment & Services 4.1%
Abbott Laboratories	1,669,286	61,012,403
Aetna, Inc.	401,775	25,191,293
AmerisourceBergen Corp.	247,246	16,152,581
Baxter International, Inc.	572,589	37,716,437
Becton, Dickinson & Co.	202,390	21,277,261
Boston Scientific Corp. *	1,434,274	16,766,663
C.R. Bard, Inc.	84,373	11,493,290
Cardinal Health, Inc.	348,833	20,462,544
CareFusion Corp. *	231,766	8,985,568
Cerner Corp. *	337,400	18,904,522
Cigna Corp.	293,308	22,578,850
Covidien plc	497,200	31,875,492
DaVita HealthCare Partners, Inc. *	203,500	11,438,735
DENTSPLY International, Inc.	149,900	7,060,290
Edwards Lifesciences Corp. *	115,800	7,549,002
Express Scripts Holding Co. *	860,695	53,810,651
Humana, Inc.	175,903	16,209,461
Intuitive Surgical, Inc. *	41,131	15,280,167
Laboratory Corp. of America Holdings *	97,291	9,816,662
McKesson Corp.	243,675	38,096,149
Medtronic, Inc.	1,066,339	61,207,859
Patterson Cos., Inc.	83,947	3,568,587
Quest Diagnostics, Inc.	156,880	9,398,681
St. Jude Medical, Inc.	301,387	17,296,600
Stryker Corp.	314,340	23,217,152
Tenet Healthcare Corp. *	112,904	5,327,940
UnitedHealth Group, Inc.	1,086,310	74,151,521
Varian Medical Systems, Inc. *	110,706	8,035,041
WellPoint, Inc.	313,629	26,595,739
Zimmer Holdings, Inc.	177,223	15,501,696

		695,978,837

Household & Personal Products 2.2%
Avon Products, Inc.	481,920	8,433,600
Colgate-Palmolive Co.	939,194	60,794,028
Kimberly-Clark Corp.	401,195	43,329,060
The Clorox Co.	145,057	13,082,691
The Estee Lauder Cos., Inc., Class A	272,452	19,333,194
The Procter & Gamble Co.	2,918,590	235,676,142

		380,648,715

Insurance 2.9%
ACE Ltd.	362,500	34,597,000
Aflac, Inc.	491,573	31,942,414
American International Group, Inc.	1,566,554	80,912,514
Aon plc	323,350	25,573,751
Assurant, Inc.	89,346	5,224,954
Cincinnati Financial Corp.	155,203	7,760,150
Genworth Financial, Inc., Class A *	496,064	7,207,810
Hartford Financial Services Group, Inc.	473,095	15,943,302
Lincoln National Corp.	294,671	13,381,010
Loews Corp.	324,016	15,653,213
Marsh & McLennan Cos., Inc.	579,479	26,540,138
MetLife, Inc.	1,193,377	56,458,666
Principal Financial Group, Inc.	288,467	13,690,644
Prudential Financial, Inc.	507,831	41,332,365
The Allstate Corp.	501,310	26,599,509
The Chubb Corp.	267,893	24,667,587
The Progressive Corp.	600,020	15,582,519
The Travelers Cos., Inc.	396,860	34,249,018
Torchmark Corp.	95,511	6,958,931
Unum Group	276,440	8,774,206
XL Group plc	312,199	9,543,923

		502,593,624

Materials 3.4%
Air Products & Chemicals, Inc.	223,401	24,352,943
Airgas, Inc.	75,000	8,180,250
Alcoa, Inc.	1,245,564	11,546,378
Allegheny Technologies, Inc.	101,170	3,348,727

See financial notes 3

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Avery Dennison Corp.	103,076	4,856,941
Ball Corp.	152,738	7,467,361
Bemis Co., Inc.	116,535	4,649,747
CF Industries Holdings, Inc.	66,225	14,278,110
Cliffs Natural Resources, Inc. (b)	136,800	3,513,024
E.I. du Pont de Nemours & Co.	984,104	60,227,165
Eastman Chemical Co.	172,716	13,608,294
Ecolab, Inc.	286,628	30,382,568
FMC Corp.	136,000	9,895,360
Freeport-McMoRan Copper & Gold, Inc.	1,094,640	40,238,966
International Flavors & Fragrances, Inc.	80,543	6,656,879
International Paper Co.	493,989	22,036,849
LyondellBasell Industries N.V., Class A	477,500	35,621,500
MeadWestvaco Corp.	181,650	6,330,503
Monsanto Co.	562,800	59,026,464
Newmont Mining Corp.	512,646	13,974,730
Nucor Corp.	331,100	17,141,047
Owens-Illinois, Inc. *	157,500	5,006,925
PPG Industries, Inc.	152,248	27,797,440
Praxair, Inc.	313,679	39,118,908
Sealed Air Corp.	236,068	7,124,532
Sigma-Aldrich Corp.	127,254	10,998,563
The Dow Chemical Co.	1,275,335	50,337,472
The Mosaic Co.	363,000	16,643,550
The Sherwin-Williams Co.	97,636	18,355,568
United States Steel Corp. (b)	134,613	3,350,518
Vulcan Materials Co.	151,071	8,089,852

		584,157,134

Media 3.6%
Cablevision Systems Corp., Class A	220,000	3,421,000
CBS Corp., Class B - Non Voting Shares	624,136	36,911,403
Comcast Corp., Class A	2,776,464	132,104,157
DIRECTV *	544,102	34,000,934
Discovery Communications, Inc., Class A *	250,100	22,238,892
Gannett Co., Inc.	237,514	6,572,012
News Corp., Class A *	516,400	9,088,640
Omnicom Group, Inc.	267,347	18,209,004
Scripps Networks Interactive, Class A	116,593	9,385,737
The Interpublic Group of Cos., Inc.	454,565	7,636,692
The Walt Disney Co.	1,770,483	121,437,429
The Washington Post Co., Class B	5,369	3,453,985
Time Warner Cable, Inc.	306,801	36,862,140
Time Warner, Inc.	972,574	66,854,737
Twenty-First Century Fox, Inc.	2,122,901	72,348,466
Viacom Inc., Class B	467,853	38,967,477

		619,492,705

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	1,689,586	81,860,442
Actavis plc *	184,446	28,511,663
Agilent Technologies, Inc.	376,466	19,109,414
Alexion Pharmaceuticals, Inc. *	204,100	25,094,095
Allergan, Inc.	314,658	28,511,161
Amgen, Inc.	797,759	92,540,044
Biogen Idec, Inc. *	256,891	62,730,213
Bristol-Myers Squibb Co.	1,754,464	92,144,449
Celgene Corp. *	436,313	64,788,117
Eli Lilly & Co.	1,056,523	52,635,976
Forest Laboratories, Inc. *	270,564	12,724,625
Gilead Sciences, Inc. *	1,631,150	115,795,339
Hospira, Inc. *	178,482	7,232,091
Johnson & Johnson	3,003,125	278,119,406
Life Technologies Corp. *	195,235	14,703,148
Merck & Co., Inc.	3,118,514	140,613,796
Mylan, Inc. *	404,751	15,327,920
PerkinElmer, Inc.	105,660	4,019,306
Perrigo Co.	95,800	13,209,862
Pfizer, Inc.	7,035,733	215,856,289
Regeneron Pharmaceuticals, Inc. *	83,100	23,899,560
Thermo Fisher Scientific, Inc.	377,137	36,876,456
Vertex Pharmaceuticals, Inc. *	248,100	17,699,454
Waters Corp. *	92,152	9,299,980
Zoetis, Inc.	518,900	16,428,374

		1,469,731,180

Real Estate 1.9%
American Tower Corp.	419,700	33,303,195
Apartment Investment & Management Co., Class A	149,714	4,188,998
AvalonBay Communities, Inc.	126,199	15,781,185
Boston Properties, Inc.	157,076	16,257,366
CBRE Group, Inc., Class A *	307,440	7,141,831
Equity Residential	373,922	19,578,556
HCP, Inc.	476,200	19,762,300
Health Care REIT, Inc.	307,900	19,967,315
Host Hotels & Resorts, Inc.	763,011	14,153,854
Kimco Realty Corp.	421,159	9,046,495
Plum Creek Timber Co., Inc.	203,177	9,224,236
Prologis, Inc.	536,789	21,444,721
Public Storage	158,978	26,544,557
Simon Property Group, Inc.	330,753	51,117,876
The Macerich Co.	140,000	8,289,400
Ventas, Inc.	311,500	20,322,260
Vornado Realty Trust REIT	178,456	15,893,291
Weyerhaeuser Co.	603,140	18,335,456

		330,352,892

Retailing 4.5%
Abercrombie & Fitch Co., Class A	78,745	2,951,363
Amazon.com, Inc. *	394,380	143,566,151
AutoNation, Inc. *	68,533	3,305,347
AutoZone, Inc. *	40,898	17,777,952
Bed Bath & Beyond, Inc. *	226,869	17,541,511
Best Buy Co., Inc.	296,557	12,692,640
CarMax, Inc. *	225,700	10,605,643
Dollar General Corp. *	310,400	17,934,912
Dollar Tree, Inc. *	230,600	13,467,040

4 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Expedia, Inc.	114,513	6,742,525
Family Dollar Stores, Inc.	98,830	6,807,410
GameStop Corp., Class A	146,800	8,047,576
Genuine Parts Co.	158,838	12,521,200
J.C. Penney Co., Inc. (b)*	323,021	2,422,658
Kohl’s Corp.	213,210	12,110,328
L Brands, Inc.	249,635	15,629,647
Lowe’s Cos., Inc.	1,129,788	56,240,847
Macy’s, Inc.	399,926	18,440,588
Netflix, Inc. *	62,800	20,251,744
Nordstrom, Inc.	151,296	9,148,869
O’Reilly Automotive, Inc. *	116,800	14,461,008
PetSmart, Inc.	106,900	7,778,044
Priceline.com, Inc. *	54,883	57,837,352
Ross Stores, Inc.	227,200	17,573,920
Staples, Inc.	715,869	11,539,808
Target Corp.	682,208	44,200,256
The Gap, Inc.	294,662	10,899,547
The Home Depot, Inc.	1,540,150	119,962,283
The TJX Cos., Inc.	765,406	46,529,031
Tiffany & Co.	125,428	9,930,135
TripAdvisor, Inc. *	114,313	9,454,828
Urban Outfitters, Inc. *	111,100	4,208,468

		762,580,631

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	329,046	11,055,946
Analog Devices, Inc.	348,154	17,163,992
Applied Materials, Inc.	1,262,472	22,535,125
Broadcom Corp., Class A	586,218	15,663,745
First Solar, Inc. *	77,300	3,885,871
Intel Corp.	5,309,105	129,701,435
KLA-Tencor Corp.	185,081	12,141,314
Lam Research Corp. *	181,374	9,835,912
Linear Technology Corp.	255,168	10,497,612
LSI Corp.	573,376	4,862,228
Microchip Technology, Inc.	208,823	8,971,036
Micron Technology, Inc. *	1,155,675	20,432,334
NVIDIA Corp.	601,582	9,132,015
Teradyne, Inc. *	168,449	2,946,173
Texas Instruments, Inc.	1,171,354	49,290,576
Xilinx, Inc.	269,163	12,225,383

		340,340,697

Software & Services 9.1%
Accenture plc, Class A	685,400	50,376,900
Adobe Systems, Inc. *	497,776	26,979,459
Akamai Technologies, Inc. *	185,841	8,314,526
Autodesk, Inc. *	251,781	10,048,580
Automatic Data Processing, Inc.	511,573	38,352,628
CA, Inc.	370,925	11,780,578
Citrix Systems, Inc. *	195,708	11,112,300
Cognizant Technology Solutions Corp., Class A *	316,748	27,534,904
Computer Sciences Corp.	162,140	7,987,016
eBay, Inc. *	1,231,469	64,910,731
Electronic Arts, Inc. *	305,892	8,029,665
Fidelity National Information Services, Inc.	299,034	14,577,907
Fiserv, Inc. *	140,352	14,699,065
Google, Inc., Class A *	298,107	307,223,112
International Business Machines Corp.	1,098,890	196,932,077
Intuit, Inc.	316,409	22,594,767
MasterCard, Inc., Class A	110,549	79,274,688
Microsoft Corp.	8,078,031	285,558,396
Oracle Corp.	3,799,886	127,296,181
Paychex, Inc.	331,565	14,011,937
Red Hat, Inc. *	194,100	8,398,707
Salesforce.com, Inc. *	584,326	31,179,635
Symantec Corp.	753,650	17,138,001
Teradata Corp. *	161,371	7,111,620
The Western Union Co.	630,625	10,733,238
Total System Services, Inc.	177,100	5,282,893
Verisign, Inc. *	149,825	8,132,501
Visa, Inc., Class A	550,100	108,188,167
Yahoo! Inc. *	1,030,255	33,926,297

		1,557,686,476

Technology Hardware & Equipment 6.2%
Amphenol Corp., Class A	161,800	12,990,922
Apple, Inc.	968,154	505,715,242
Cisco Systems, Inc.	5,713,628	128,556,630
Corning, Inc.	1,555,187	26,578,146
EMC Corp.	2,214,945	53,313,726
F5 Networks, Inc. *	82,400	6,716,424
FLIR Systems, Inc.	149,700	4,263,456
Harris Corp.	129,300	8,011,428
Hewlett-Packard Co.	2,069,108	50,424,162
Jabil Circuit, Inc.	170,686	3,560,510
JDS Uniphase Corp. *	297,881	3,899,262
Juniper Networks, Inc. *	520,465	9,701,468
Molex, Inc.	154,466	5,962,388
Motorola Solutions, Inc.	252,122	15,762,667
NetApp, Inc.	369,974	14,358,691
QUALCOMM, Inc.	1,821,665	126,551,067
SanDisk Corp.	247,324	17,189,018
Seagate Technology plc	331,100	16,117,948
TE Connectivity Ltd.	449,600	23,149,904
Western Digital Corp.	223,300	15,548,379
Xerox Corp.	1,284,866	12,771,568

		1,061,143,006

Telecommunication Services 2.4%
AT&T, Inc.	5,672,236	205,334,943
CenturyLink, Inc.	645,643	21,861,472
Crown Castle International Corp. *	350,700	26,660,214
Frontier Communications Corp. (b)	1,102,945	4,863,987
Verizon Communications, Inc.	3,049,578	154,034,185
Windstream Holdings, Inc. (b)	594,274	5,081,043

		417,835,844

Transportation 1.9%
C.H. Robinson Worldwide, Inc.	178,595	10,669,265
CSX Corp.	1,087,991	28,353,045
Delta Air Lines, Inc.	890,000	23,478,200

See financial notes 5

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Expeditors International of Washington, Inc.	239,100	10,828,839
FedEx Corp.	316,668	41,483,508
Kansas City Southern	113,000	13,731,760
Norfolk Southern Corp.	325,292	27,981,618
Ryder System, Inc.	60,702	3,996,013
Southwest Airlines Co.	753,336	12,972,446
Union Pacific Corp.	492,175	74,515,295
United Parcel Service, Inc., Class B	769,918	75,636,744

		323,646,733

Utilities 3.0%
AGL Resources, Inc.	129,640	6,204,570
Ameren Corp.	257,420	9,313,456
American Electric Power Co., Inc.	504,402	23,626,190
CenterPoint Energy, Inc.	448,566	11,034,724
CMS Energy Corp.	261,884	7,191,335
Consolidated Edison, Inc.	330,165	19,222,206
Dominion Resources, Inc.	607,464	38,725,830
DTE Energy Co.	178,612	12,349,234
Duke Energy Corp.	744,099	53,374,221
Edison International	338,593	16,601,215
Entergy Corp.	186,753	12,086,654
Exelon Corp.	914,293	26,093,922
FirstEnergy Corp.	433,794	16,427,779
Integrys Energy Group, Inc.	86,594	5,081,336
NextEra Energy, Inc.	452,538	38,352,595
NiSource, Inc.	349,362	11,011,890
Northeast Utilities	320,500	13,746,245
NRG Energy, Inc.	378,600	10,801,458
ONEOK, Inc.	231,100	13,057,150
Pepco Holdings, Inc.	250,100	4,821,928
PG&E Corp.	474,506	19,858,076
Pinnacle West Capital Corp.	125,361	7,023,977
PPL Corp.	655,770	20,086,235
Public Service Enterprise Group, Inc.	575,270	19,271,545
SCANA Corp.	157,500	7,344,225
Sempra Energy	251,269	22,900,657
TECO Energy, Inc.	194,819	3,345,042
The AES Corp.	623,349	8,782,987
The Southern Co.	931,325	38,100,506
Wisconsin Energy Corp.	231,900	9,765,309
Xcel Energy, Inc.	543,886	15,696,550

		521,299,047

Total Common Stock
(Cost $10,242,641,102)		16,648,423,804

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.6% of net assets

Time Deposits 2.4%
Skandinaviska Enskilda Banken
0.03%, 11/01/13	190,701,794	190,701,794
Societe Generale
0.03%, 11/01/13	214,723,131	214,723,131
Wells Fargo
0.03%, 11/01/13	10,224,304	10,224,304

		415,649,229

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.01%, 12/19/13 (c)(d)	22,000,000	21,999,854

Total Short-Term Investments
(Cost $437,649,083)		437,649,083

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (e)	20,143,201	20,143,201

Total Collateral Invested for Securities on Loan
(Cost $20,143,201)		20,143,201

End of Collateral Invested for Securities on Loan.

At 10/31/13, tax basis cost of the fund’s investments was $10,717,310,195 and the unrealized appreciation and depreciation were $7,023,566,575 and ($654,803,883), respectively, with a net unrealized appreciation of $6,368,762,692.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $19,513,953.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	4,920	430,746,000	10,951,103

6 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Common Stock	1,537,930,364	2,275,773,764
0.0%	Rights	—	—
0.0%	Warrants	—	—
3.9%	Short-Term Investments	92,364,342	92,364,342

100.7%	Total Investments	1,630,294,706	2,368,138,106
3.9%	Collateral Invested for Securities on Loan	90,885,937	90,885,937
(4.6%)	Other Assets and Liabilities, Net		(107,670,879)

100.0%	Net Assets		2,351,353,164

	Number	Value
Security	of Shares	($)

Common Stock 96.8% of net assets

Automobiles & Components 1.0%
American Axle & Manufacturing Holdings, Inc. *	95,800	1,782,838
Cooper Tire & Rubber Co.	91,223	2,372,710
Dana Holding Corp.	212,000	4,155,200
Dorman Products, Inc.	36,000	1,749,960
Drew Industries, Inc.	32,700	1,643,502
Federal-Mogul Corp. *	28,400	581,916
Fox Factory Holding Corp. *	14,100	245,622
Fuel Systems Solutions, Inc. *	22,300	400,508
Gentherm, Inc. *	45,700	1,067,095
Modine Manufacturing Co. *	73,100	973,692
Remy International, Inc.	20,000	440,600
Shiloh Industries, Inc.	7,200	118,224
Spartan Motors, Inc.	44,700	303,513
Standard Motor Products, Inc.	28,800	1,041,408
Stoneridge, Inc. *	42,600	543,576
Superior Industries International, Inc.	31,400	588,750
Tenneco, Inc. *	87,900	4,664,853
Tower International, Inc. *	8,800	186,736
Winnebago Industries, Inc. *	44,000	1,305,040

		24,165,743

Banks 8.5%
1st Source Corp.	23,821	747,503
1st United Bancorp, Inc.	43,000	328,520
Access National Corp.	10,100	146,753
American National Bankshares, Inc.	10,700	245,458
Ameris Bancorp (c)*	38,000	695,400
Ames National Corp.	15,500	349,215
Arrow Financial Corp.	14,148	365,160
Astoria Financial Corp.	130,200	1,719,942
Banc of California, Inc.	23,300	328,763
BancFirst Corp.	10,116	562,146
Banco Latinoamericano de Comercio Exterior, S.A., Class E	41,700	1,093,791
BancorpSouth, Inc.	138,800	3,067,480
Bank Mutual Corp.	61,600	391,776
Bank of Kentucky Financial Corp.	7,700	221,837
Bank of Marin Bancorp	7,100	302,105
Bank of the Ozarks, Inc.	44,300	2,191,964
BankFinancial Corp.	28,200	261,978
Banner Corp.	29,700	1,136,322
Bar Harbor Bankshares	5,300	200,022
BBCN Bancorp, Inc.	114,400	1,696,552
BBX Capital Corp., Class A *	10,300	135,857
Beneficial Mutual Bancorp, Inc. *	44,503	433,904
Berkshire Hills Bancorp, Inc.	38,700	981,819
BNC Bancorp	26,100	342,171
BofI Holding, Inc. *	17,500	1,057,350
Boston Private Financial Holdings, Inc.	116,000	1,321,240
Bridge Bancorp, Inc.	16,100	371,749
Bridge Capital Holdings *	12,200	214,598
Brookline Bancorp, Inc.	105,522	935,980
Bryn Mawr Bank Corp.	19,300	537,698
C&F Financial Corp. (c)	4,400	237,204
Camden National Corp.	10,300	415,605
Capital Bank Financial Corp., Class A *	35,300	784,366
Capital City Bank Group, Inc. *	15,300	188,190
Capitol Federal Financial, Inc.	212,300	2,689,841
Cardinal Financial Corp.	42,500	701,250
Cascade Bancorp *	17,770	91,871
Cathay General Bancorp	112,422	2,768,954
Center Bancorp, Inc.	16,200	242,352
Centerstate Banks, Inc.	40,200	396,372
Central Pacific Financial Corp.	29,700	547,074
Century Bancorp, Inc., Class A	4,700	152,750
Charter Financial Corp.	32,459	351,856
Chemical Financial Corp.	42,103	1,233,197
Chemung Financial Corp.	5,100	179,673
Citizens & Northern Corp.	16,300	322,088
City Holding Co.	22,100	1,005,550
Clifton Savings Bancorp, Inc.	11,400	143,982
CNB Financial Corp.	20,700	414,207
CoBiz Financial, Inc.	49,300	534,905
Columbia Banking System, Inc.	73,000	1,875,370
Community Bank System, Inc.	57,800	2,098,718
Community Trust Bancorp, Inc.	19,800	843,282
CommunityOne Bancorp (c)*	13,700	147,412
ConnectOne Bancorp, Inc. *	2,500	95,025
CU Bancorp *	13,400	249,240
Customers Bancorp, Inc. *	28,500	477,375
CVB Financial Corp.	132,219	1,922,464
Dime Community Bancshares, Inc.	44,600	729,656
Doral Financial Corp. *	8,550	144,495

18 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Eagle Bancorp, Inc. *	30,580	808,841
Enterprise Bancorp, Inc.	8,190	160,033
Enterprise Financial Services Corp.	24,300	438,129
ESB Financial Corp.	20,040	266,732
ESSA Bancorp, Inc.	15,200	166,592
EverBank Financial Corp.	114,700	1,734,264
F.N.B. Corp.	216,337	2,706,376
Farmers Capital Bank Corp. *	10,700	219,778
Federal Agricultural Mortgage Corp., Class C	15,800	563,902
Fidelity Southern Corp.	20,866	318,622
Financial Institutions, Inc.	18,500	437,895
First Bancorp	31,600	473,368
First BanCorp *	96,500	535,575
First Bancorp, Inc.	12,096	210,591
First Busey Corp.	103,200	533,544
First Commonwealth Financial Corp.	146,256	1,270,965
First Community Bancshares, Inc.	24,600	410,574
First Connecticut Bancorp, Inc.	23,900	350,852
First Defiance Financial Corp.	13,000	335,660
First Federal Bancshares of Arkansas, Inc. *	14,100	126,618
First Financial Bancorp	82,689	1,283,333
First Financial Bankshares, Inc. (c)	46,231	2,843,669
First Financial Corp.	17,700	611,358
First Financial Holdings, Inc.	35,763	2,143,277
First Financial Northwest, Inc.	22,000	238,480
First Interstate BancSystem, Inc.	24,600	617,706
First Merchants Corp.	39,300	738,840
First Midwest Bancorp, Inc.	106,163	1,765,491
First NBC Bank Holding Co. *	5,900	157,235
First Security Group, Inc. (c)*	89,000	180,670
Firstmerit Corp.	240,515	5,401,967
Flagstar Bancorp, Inc. *	28,300	458,743
Flushing Financial Corp.	47,500	954,275
Fox Chase Bancorp, Inc.	19,500	336,765
Franklin Financial Corp.	15,300	288,711
German American Bancorp, Inc.	16,900	459,342
Glacier Bancorp, Inc.	106,011	2,929,084
Great Southern Bancorp, Inc.	13,600	381,888
Guaranty Bancorp	20,920	282,420
Hampton Roads Bankshares, Inc. *	74,100	104,481
Hancock Holding Co.	121,049	3,967,986
Hanmi Financial Corp.	45,900	802,332
Heartland Financial USA, Inc.	19,900	527,151
Heritage Commerce Corp.	27,900	217,341
Heritage Financial Corp.	21,000	338,730
Heritage Oaks Bancorp *	27,600	189,060
Hingham Institution for Savings	1,800	130,896
Home Bancorp, Inc. *	9,400	170,798
Home Bancshares, Inc.	65,180	2,208,298
Home Federal Bancorp, Inc.	22,200	346,098
Home Loan Servicing Solutions Ltd.	101,300	2,391,693
HomeStreet, Inc.	18,500	351,870
HomeTrust Bancshares, Inc. *	29,400	474,810
Horizon Bancorp	12,400	269,204
Hudson Valley Holding Corp.	27,100	501,079
IBERIABANK Corp.	43,300	2,530,019
Independent Bank Corp.	33,000	1,184,040
Independent Bank Group, Inc.	5,400	203,742
International Bancshares Corp.	77,800	1,777,730
Intervest Bancshares Corp. *	25,500	185,895
Investors Bancorp, Inc.	66,400	1,574,344
Kearny Financial Corp. *	22,000	231,000
Lakeland Bancorp, Inc.	50,950	580,830
Lakeland Financial Corp.	23,200	825,688
LCNB Corp. (c)	8,600	173,290
Macatawa Bank Corp. *	33,800	165,958
MainSource Financial Group, Inc.	27,000	437,940
MB Financial, Inc.	81,224	2,412,353
Mercantile Bank Corp.	11,800	257,712
Merchants Bancshares, Inc.	9,946	298,181
Meridian Interstate Bancorp, Inc. *	11,800	280,132
Meta Financial Group, Inc.	7,800	290,316
Metro Bancorp, Inc. *	18,600	396,924
MetroCorp Bancshares, Inc.	21,700	310,961
MGIC Investment Corp. *	462,200	3,762,308
Middleburg Financial Corp.	7,400	135,568
MidSouth Bancorp, Inc.	10,200	154,836
MidWestOne Financial Group, Inc.	9,300	245,706
NASB Financial, Inc. *	5,800	149,350
National Bank Holdings Corp., Class A	74,500	1,564,500
National Bankshares, Inc.	9,300	326,895
National Penn Bancshares, Inc.	166,778	1,729,488
NBT Bancorp, Inc.	62,523	1,523,685
NewBridge Bancorp *	36,000	268,560
Northfield Bancorp, Inc.	82,986	1,073,009
Northrim BanCorp, Inc.	8,900	223,390
Northwest Bancshares, Inc.	140,909	1,971,317
OceanFirst Financial Corp.	19,600	344,764
OFG Bancorp	63,500	940,435
Old National Bancorp	147,983	2,151,673
OmniAmerican Bancorp, Inc. *	15,900	348,528
Oritani Financial Corp.	67,950	1,102,149
Pacific Continental Corp.	24,700	340,366
Pacific Premier Bancorp, Inc. *	22,000	306,020
PacWest Bancorp	54,051	2,056,641
Palmetto Bancshares, Inc. *	7,300	97,966
Park National Corp.	16,853	1,335,095
Park Sterling Corp.	62,100	404,271
Peapack-Gladstone Financial Corp.	12,200	223,748
Penns Woods Bancorp, Inc.	7,100	363,520
PennyMac Financial Services, Inc., Class A *	18,200	293,020
Peoples Bancorp, Inc.	14,100	316,122
Pinnacle Financial Partners, Inc. *	51,932	1,609,892
Preferred Bank *	16,100	309,442
PrivateBancorp, Inc.	93,476	2,277,075
Prosperity Bancshares, Inc.	87,900	5,489,355
Provident Financial Holdings, Inc.	13,400	203,144
Provident Financial Services, Inc.	89,751	1,681,934
Radian Group, Inc.	247,200	3,601,704
Renasant Corp.	43,881	1,258,507
Republic Bancorp, Inc., Class A	13,300	306,166
Rockville Financial, Inc.	39,500	519,425
Roma Financial Corp. *	10,100	196,546
S&T Bancorp, Inc.	41,981	1,029,374
S.Y. Bancorp, Inc.	19,900	597,199
Sandy Spring Bancorp, Inc.	34,900	854,701

See financial notes 19

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Seacoast Banking Corp. of Florida *	97,100	221,388
Sierra Bancorp	15,900	300,987
Simmons First National Corp., Class A	23,200	759,568
Southside Bancshares, Inc.	26,565	725,224
Southwest Bancorp, Inc. *	26,000	416,260
State Bank Financial Corp.	44,800	764,288
StellarOne Corp.	30,800	717,024
Sterling Bancorp	60,100	704,372
Sterling Bancorp *	41,400	610,650
Sterling Financial Corp.	48,400	1,401,664
Suffolk Bancorp *	16,500	322,575
Sun Bancorp, Inc. *	50,400	166,320
Susquehanna Bancshares, Inc.	273,708	3,225,649
Taylor Capital Group, Inc. *	24,600	565,800
Territorial Bancorp, Inc.	16,000	348,960
Texas Capital Bancshares, Inc. *	58,100	3,024,105
The Bancorp, Inc. *	45,800	740,586
The First of Long Island Corp.	13,000	511,550
Tompkins Financial Corp.	20,600	1,015,992
TowneBank	35,879	522,398
Tree.com, Inc.	8,300	244,933
TriCo Bancshares	21,900	553,851
Tristate Capital Holdings, Inc. *	9,300	116,343
TrustCo Bank Corp.	131,702	885,037
Trustmark Corp.	95,877	2,604,019
UMB Financial Corp.	50,900	2,999,028
Umpqua Holdings Corp.	164,895	2,699,331
Union First Market Bankshares Corp.	30,600	738,072
United Bankshares, Inc. (c)	72,322	2,139,285
United Community Banks, Inc. *	64,700	1,008,673
United Community Financial Corp. *	71,100	284,400
United Financial Bancorp, Inc.	29,400	460,992
Univest Corp. of Pennsylvania	22,500	449,325
VantageSouth Bancshares, Inc. *	38,600	188,754
ViewPoint Financial Group, Inc.	56,900	1,240,989
Virginia Commerce Bancorp, Inc. *	36,800	589,904
Walker & Dunlop, Inc. *	23,500	305,030
Washington Banking Co.	20,500	348,705
Washington Trust Bancorp, Inc.	21,000	690,690
Waterstone Financial, Inc. *	20,600	219,184
Webster Financial Corp.	128,700	3,589,443
WesBanco, Inc.	39,298	1,155,361
West Bancorp, Inc.	20,800	287,456
Westamerica Bancorp	38,500	1,981,980
Western Alliance Bancorp *	108,500	2,294,775
Westfield Financial, Inc.	37,600	271,096
Wilshire Bancorp, Inc.	90,100	763,147
Wintrust Financial Corp.	54,655	2,378,039
WSFS Financial Corp.	12,500	875,125
Yadkin Financial Corp. *	20,500	336,610

		199,072,755

Capital Goods 8.9%
AAON, Inc.	40,725	1,099,982
AAR Corp.	56,097	1,642,520
Accuride Corp. *	65,000	292,500
Aceto Corp.	39,400	628,430
Actuant Corp., Class A	106,148	3,986,919
Acuity Brands, Inc.	61,700	6,201,467
Aegion Corp. *	55,000	1,127,500
Aerovironment, Inc. *	26,700	723,837
Aircastle Ltd.	97,600	1,841,712
Alamo Group, Inc.	10,500	495,495
Albany International Corp., Class A	42,100	1,549,701
Altra Holdings, Inc.	38,200	1,160,134
Ameresco, Inc., Class A *	27,700	289,742
American Railcar Industries, Inc. (c)	13,000	532,480
American Science & Engineering, Inc.	12,200	802,516
American Superconductor Corp. (c)*	59,800	130,364
American Woodmark Corp. *	15,700	532,544
Ampco-Pittsburgh Corp.	11,400	209,874
API Technologies Corp. *	44,400	129,648
Apogee Enterprises, Inc.	40,100	1,254,328
Applied Industrial Technologies, Inc.	60,366	2,855,915
Argan, Inc.	19,900	442,775
Astec Industries, Inc.	28,095	949,892
Astronics Corp. *	19,300	946,858
Astronics Corp., Class B *	3,860	186,399
AZZ, Inc.	36,100	1,620,890
Barnes Group, Inc.	77,640	2,759,326
Beacon Roofing Supply, Inc. *	69,382	2,408,249
Blount International, Inc. *	68,262	831,431
BlueLinx Holdings, Inc. *	138,964	258,473
Brady Corp., Class A	65,829	1,921,549
Briggs & Stratton Corp.	69,593	1,276,336
Builders FirstSource, Inc. *	60,900	451,269
CAI International, Inc. *	24,500	536,305
Capstone Turbine Corp. (c)*	409,800	520,446
Chart Industries, Inc. *	43,700	4,696,439
CIRCOR International, Inc.	24,300	1,792,611
CLARCOR, Inc.	70,800	4,140,384
Coleman Cable, Inc.	11,200	275,520
Columbus McKinnon Corp. *	30,600	795,906
Comfort Systems USA, Inc.	57,000	1,061,910
Commercial Vehicle Group, Inc. *	33,500	263,645
Cubic Corp.	28,315	1,486,537
Curtiss-Wright Corp.	68,600	3,414,908
DigitalGlobe, Inc. *	106,135	3,377,216
Douglas Dynamics, Inc.	30,400	461,168
Ducommun, Inc. *	15,100	375,386
DXP Enterprises, Inc. *	13,500	1,240,650
Dycom Industries, Inc. *	47,200	1,399,480
Dynamic Materials Corp.	17,900	395,590
Edgen Group, Inc. *	30,200	361,494
EMCOR Group, Inc.	96,800	3,587,408
Encore Wire Corp.	29,441	1,458,213
Energy Recovery, Inc. *	61,300	357,992
EnerSys, Inc.	69,178	4,589,960
Engility Holdings, Inc. *	24,500	758,765
Enphase Energy, Inc. (c)*	32,800	247,640
EnPro Industries, Inc. *	30,800	1,837,836
Erickson Air-Crane, Inc. (c)*	5,400	105,840
ESCO Technologies, Inc.	37,769	1,362,706
Esterline Technologies Corp. *	46,000	3,687,360
Federal Signal Corp. *	94,400	1,292,336

20 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Flow International Corp. *	63,400	252,966
Franklin Electric Co., Inc.	68,336	2,586,518
FreightCar America, Inc.	16,000	355,840
FuelCell Energy, Inc. (c)*	215,500	288,770
Furmanite Corp. *	59,700	671,625
GenCorp, Inc. (c)*	89,400	1,501,920
Generac Holdings, Inc.	73,500	3,627,225
General Cable Corp.	70,900	2,334,737
Gibraltar Industries, Inc. *	46,000	736,460
Global Brass & Copper Holdings, Inc. *	11,500	215,395
Global Power Equipment Group, Inc.	23,600	480,496
GrafTech International Ltd. *	166,600	1,482,740
Graham Corp.	15,200	559,512
Granite Construction, Inc.	58,000	1,876,300
Great Lakes Dredge & Dock Corp.	85,200	691,824
Griffon Corp.	63,821	799,677
H&E Equipment Services, Inc. *	42,800	1,071,284
Hardinge, Inc.	16,000	236,640
HEICO Corp.	95,806	5,133,299
Houston Wire & Cable Co.	23,800	330,106
Hurco Cos., Inc.	8,600	210,614
Hyster-Yale Materials Handling, Inc.	15,554	1,220,056
II-VI, Inc. *	76,900	1,311,914
Innovative Solutions & Support, Inc.	17,900	141,052
Insteel Industries, Inc.	23,600	391,524
John Bean Technologies Corp.	40,900	1,111,662
Kadant, Inc.	16,500	590,700
Kaman Corp.	39,349	1,462,996
Kratos Defense & Security Solutions, Inc. *	62,600	530,848
L.B. Foster Co., Class A	14,500	677,875
Layne Christensen Co. *	28,311	547,535
Lindsay Corp.	18,000	1,368,180
LMI Aerospace, Inc. *	12,300	193,110
LSI Industries, Inc.	34,500	317,745
Lydall, Inc. *	23,000	419,060
Manitex International, Inc. *	17,500	226,275
MasTec, Inc. *	84,673	2,706,996
Meritor, Inc. *	145,700	1,000,959
Miller Industries, Inc.	15,800	296,092
Moog, Inc., Class A *	65,300	3,900,369
Mueller Industries, Inc.	40,124	2,419,076
Mueller Water Products, Inc., Class A	224,900	1,927,393
MYR Group, Inc. *	29,000	767,050
National Presto Industries, Inc. (c)	7,100	500,905
NCI Building Systems, Inc. *	34,200	493,506
NN, Inc.	22,500	361,800
Nortek, Inc. *	12,800	898,176
Northwest Pipe Co. *	12,500	450,375
Omega Flex, Inc.	10,802	219,713
Orbital Sciences Corp. *	86,636	1,998,693
Orion Marine Group, Inc. *	36,200	452,500
Patrick Industries, Inc. *	9,500	297,160
PGT, Inc. *	47,300	494,285
Pike Electric Corp.	37,000	399,970
Ply Gem Holdings, Inc. *	22,500	335,250
PMFG, Inc. *	27,700	217,168
Polypore International, Inc. (c)*	66,500	3,005,800
Powell Industries, Inc. *	13,000	816,790
Power Solutions International, Inc. *	3,000	174,780
PowerSecure International, Inc. *	31,100	562,288
Preformed Line Products Co.	3,300	277,266
Primoris Services Corp.	50,300	1,309,812
Proto Labs, Inc. *	24,300	2,037,798
Quanex Building Products Corp.	55,404	985,083
Raven Industries, Inc.	53,000	1,768,080
RBC Bearings, Inc. *	32,800	2,256,312
Revolution Lighting Technologies, Inc. (c)*	42,300	126,477
Rexnord Corp. *	43,200	1,016,064
Rush Enterprises, Inc., Class A *	51,987	1,487,868
Simpson Manufacturing Co., Inc.	57,194	2,027,527
Sparton Corp. *	14,600	385,294
Standex International Corp.	17,600	1,082,576
Sterling Construction Co., Inc. *	22,000	211,200
Stock Building Supply Holdings, Inc. *	11,500	177,100
Sun Hydraulics Corp.	30,150	1,196,352
TAL International Group, Inc. *	48,200	2,328,542
Taser International, Inc. *	76,200	1,354,074
Tecumseh Products Co., Class A *	26,300	205,140
Teledyne Technologies, Inc. *	55,300	4,911,746
Tennant Co.	26,700	1,620,423
Textainer Group Holdings Ltd.	30,400	1,152,160
The ExOne Co. (c)*	10,200	523,566
The Gorman-Rupp Co.	23,225	946,186
The Greenbrier Cos., Inc. *	34,800	923,592
The KEYW Holding Corp. (c)*	45,400	522,100
The Middleby Corp. *	27,052	6,158,388
Thermon Group Holdings, Inc. *	38,600	907,486
Titan International, Inc.	76,500	1,109,250
Titan Machinery, Inc. (c)*	23,200	409,248
Trex Co., Inc. *	24,500	1,720,390
TriMas Corp. *	64,100	2,426,826
Tutor Perini Corp. *	52,830	1,212,448
Twin Disc, Inc.	11,300	292,331
Universal Forest Products, Inc.	28,162	1,490,333
USG Corp. *	109,300	2,984,983
Vicor Corp. *	26,200	230,822
Wabash National Corp. *	98,800	1,152,008
Watsco, Inc.	36,600	3,487,614
Watts Water Technologies, Inc., Class A	41,207	2,380,940
Woodward, Inc.	100,200	4,017,018
Xerium Technologies, Inc. *	15,600	187,044

		209,073,747

Commercial & Professional Supplies 3.4%
ABM Industries, Inc.	78,709	2,165,285
Acacia Research Corp.	72,500	1,094,025
ACCO Brands Corp. *	161,700	945,945
Acorn Energy, Inc. (c)	24,600	92,496
ARC Document Solutions, Inc. *	49,600	309,504
Barrett Business Services, Inc.	10,200	849,354
Casella Waste Systems, Inc., Class A *	52,000	307,320
CBIZ, Inc. *	52,800	430,848

See financial notes 21

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CDI Corp.	19,400	311,370
CECO Environmental Corp.	35,752	631,023
Cenveo, Inc. *	73,800	231,732
Compx International, Inc.	6,699	95,059
Consolidated Graphics, Inc. *	11,400	730,626
Courier Corp.	13,800	234,462
CRA International, Inc. *	14,500	276,225
Deluxe Corp.	72,146	3,397,355
EnerNOC, Inc. *	35,000	582,050
Ennis, Inc.	38,200	678,050
Exponent, Inc.	18,700	1,413,907
Franklin Covey Co. *	17,900	336,520
FTI Consulting, Inc. *	57,500	2,333,350
G&K Services, Inc., Class A	27,830	1,736,592
GP Strategies Corp. *	19,900	557,598
Healthcare Services Group, Inc.	98,525	2,698,600
Heidrick & Struggles International, Inc.	24,100	446,332
Heritage-Crystal Clean, Inc. *	10,600	187,302
Herman Miller, Inc.	84,500	2,563,730
HNI Corp.	65,300	2,536,905
Huron Consulting Group, Inc. *	32,800	1,921,096
ICF International, Inc. *	28,200	976,284
InnerWorkings, Inc. *	63,200	604,824
Insperity, Inc.	33,210	1,284,231
Interface, Inc.	85,700	1,735,425
Intersections, Inc.	12,300	105,411
Kelly Services, Inc., Class A	38,323	799,418
Kforce, Inc.	45,200	889,988
Kimball International, Inc., Class B	45,500	532,350
Knoll, Inc.	66,903	1,098,547
Korn/Ferry International *	70,661	1,681,732
McGrath RentCorp	36,698	1,309,018
Mine Safety Appliances Co.	40,389	1,945,134
Mistras Group, Inc. *	21,400	392,904
Mobile Mini, Inc. *	54,668	1,974,608
Multi-Color Corp.	18,500	644,355
National Technical Systems, Inc. *	9,800	224,322
Navigant Consulting, Inc. *	72,548	1,258,708
NL Industries, Inc.	8,900	103,774
Odyssey Marine Exploration, Inc. (c)*	114,000	247,380
On Assignment, Inc. *	65,200	2,203,108
Pendrell Corp. *	230,900	514,907
Performant Financial Corp. *	31,800	317,046
Quad Graphics, Inc.	37,000	1,292,040
Resources Connection, Inc.	65,350	833,866
RPX Corp. *	46,200	825,132
Schawk, Inc.	17,700	258,774
Standard Parking Corp. *	21,200	561,164
Steelcase, Inc., Class A	120,242	1,970,766
Swisher Hygiene, Inc. *	154,600	93,347
Team, Inc. *	29,300	1,092,597
Tetra Tech, Inc. *	93,500	2,443,155
The Advisory Board Co. *	50,652	3,474,727
The Brink’s Co.	69,100	2,169,740
The Corporate Executive Board Co.	49,400	3,601,260
TRC Cos., Inc. *	23,700	182,253
TrueBlue, Inc. *	57,576	1,422,127
UniFirst Corp.	21,135	2,173,101
United Stationers, Inc.	58,234	2,587,919
US Ecology, Inc.	28,200	1,002,510
Viad Corp.	30,396	811,573
VSE Corp.	5,500	240,900
WageWorks, Inc. *	35,600	1,823,076
West Corp.	30,400	669,408

		80,467,570

Consumer Durables & Apparel 2.9%
American Apparel, Inc. (c)*	82,600	110,684
Arctic Cat, Inc.	18,800	985,120
Bassett Furniture Industries, Inc.	15,500	217,000
Beazer Homes USA, Inc. *	34,140	620,324
Black Diamond, Inc. *	36,700	547,197
Blyth, Inc. (c)	14,000	193,340
Brunswick Corp.	129,800	5,857,874
Callaway Golf Co.	109,169	920,295
Cavco Industries, Inc. *	10,200	597,414
Columbia Sportswear Co. (a)	18,300	1,223,721
Costa, Inc. *	12,800	257,536
Crocs, Inc. *	127,100	1,548,078
CSS Industries, Inc.	13,400	346,926
Culp, Inc.	12,000	232,200
Ethan Allen Interiors, Inc.	34,179	910,528
EveryWare Global, Inc. *	13,900	133,718
Fifth & Pacific Cos., Inc. *	171,400	4,540,386
Flexsteel Industries, Inc.	6,200	170,252
G-III Apparel Group Ltd. *	23,500	1,332,920
Helen of Troy Ltd. *	44,900	2,097,728
Hooker Furniture Corp.	14,800	233,840
Hovnanian Enterprises, Inc., Class A *	161,300	816,178
Iconix Brand Group, Inc. *	81,300	2,934,117
iRobot Corp. *	42,000	1,422,540
JAKKS Pacific, Inc. (c)	36,400	234,416
Johnson Outdoors, Inc., Class A	8,500	233,155
KB Home	120,300	2,041,491
La-Z-Boy, Inc.	75,400	1,740,232
LeapFrog Enterprises, Inc. (c)*	90,800	777,248
Libbey, Inc. *	29,300	625,555
Lifetime Brands, Inc.	12,400	194,184
M.D.C. Holdings, Inc.	55,700	1,625,883
M/I Homes, Inc. *	34,500	706,215
Marine Products Corp.	13,700	128,369
Meritage Homes Corp. *	51,485	2,336,904
Movado Group, Inc.	24,700	1,151,761
NACCO Industries, Inc., Class A	7,777	443,056
Nautilus, Inc. *	44,200	351,832
Oxford Industries, Inc.	19,200	1,377,984
Perry Ellis International, Inc.	16,800	319,368
Quiksilver, Inc. *	189,900	1,579,968
R. G. Barry Corp.	17,500	333,900
Skechers U.S.A., Inc., Class A *	56,978	1,660,339
Skullcandy, Inc. *	22,200	139,416
Smith & Wesson Holding Corp. (c)*	98,900	1,066,142
Standard Pacific Corp. *	211,300	1,675,609
Steven Madden Ltd. *	88,051	3,229,692
Sturm, Ruger & Co., Inc. (c)	27,100	1,772,611
The Jones Group, Inc.	120,300	1,869,462
The Ryland Group, Inc.	65,700	2,641,140
TRI Pointe Homes, Inc. *	22,600	359,792

22 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tumi Holdings, Inc. *	68,300	1,458,205
UCP, Inc., Class A *	11,100	156,510
Unifi, Inc. *	21,300	519,507
Universal Electronics, Inc. *	22,100	859,911
Vera Bradley, Inc. (c)*	30,900	684,435
WCI Communities, Inc. *	9,700	174,988
William Lyon Homes, Class A *	19,600	454,132
Wolverine World Wide, Inc.	73,036	4,217,099
Zagg, Inc. *	35,000	165,900

		67,556,327

Consumer Services 4.1%
AFC Enterprises, Inc. *	35,800	1,595,964
American Public Education, Inc. *	25,200	1,008,756
Ascent Capital Group, Inc., Class A *	20,200	1,705,284
Biglari Holdings, Inc. *	2,160	941,803
BJ’s Restaurants, Inc. *	36,300	982,278
Bloomin’ Brands, Inc. *	78,800	1,972,364
Bob Evans Farms, Inc.	39,546	2,257,681
Boyd Gaming Corp. *	99,000	1,045,440
Bravo Brio Restaurant Group, Inc. *	28,900	431,477
Bridgepoint Education, Inc. *	29,700	582,120
Bright Horizons Family Solutions, Inc. *	16,900	629,525
Buffalo Wild Wings, Inc. *	27,500	3,920,950
Caesars Entertainment Corp. (c)*	56,900	991,198
Capella Education Co. *	15,800	962,536
Career Education Corp. *	91,200	499,776
Carriage Services, Inc.	21,800	437,962
Carrols Restaurant Group, Inc. *	31,300	181,540
CEC Entertainment, Inc.	24,938	1,155,876
Churchill Downs, Inc.	21,161	1,817,942
Chuy’s Holdings, Inc. *	23,100	868,560
Corinthian Colleges, Inc. *	104,400	223,416
Cracker Barrel Old Country Store, Inc.	28,253	3,104,157
Del Frisco’s Restaurant Group, Inc. *	15,200	275,120
Denny’s Corp. *	132,500	841,375
Diamond Resorts International, Inc. *	25,400	484,632
DineEquity, Inc.	23,500	1,928,645
Diversified Restaurant Holdings, Inc. *	15,300	105,723
Education Management Corp. (c)*	36,600	559,980
Einstein Noah Restaurant Group, Inc.	8,000	142,720
Fiesta Restaurant Group, Inc. *	28,300	1,199,637
Grand Canyon Education, Inc. *	64,700	3,058,369
Hillenbrand, Inc.	78,000	2,201,160
Ignite Restaurant Group, Inc. *	9,100	146,146
International Speedway Corp., Class A	39,400	1,288,774
Interval Leisure Group, Inc.	56,700	1,376,109
Isle of Capri Casinos, Inc. *	27,300	221,403
ITT Educational Services, Inc. (c)*	33,300	1,335,996
Jack in the Box, Inc. *	64,588	2,627,440
Jamba, Inc. *	21,560	246,215
JTH Holding, Inc., Class A (c)*	6,500	128,375
K12, Inc. *	38,600	705,608
Krispy Kreme Doughnuts, Inc. *	93,300	2,263,458
Life Time Fitness, Inc. *	62,677	2,846,789
LifeLock, Inc. *	86,500	1,391,785
Lincoln Educational Services Corp.	30,200	144,356
Luby’s, Inc. *	25,200	193,032
Mac-Gray Corp.	15,900	335,172
Marriott Vacations Worldwide Corp. *	41,600	2,083,328
Matthews International Corp., Class A	39,484	1,603,050
Monarch Casino & Resort, Inc. *	11,900	201,229
Morgans Hotel Group Co. *	38,000	272,080
Multimedia Games Holding Co., Inc. *	41,200	1,339,412
Nathan’s Famous, Inc. *	3,700	189,884
Noodles & Co. *	8,800	385,352
Orient-Express Hotels Ltd., Class A *	137,000	1,823,470
Outerwall, Inc. (c)*	41,500	2,696,670
Papa John’s International, Inc.	22,855	1,729,438
Pinnacle Entertainment, Inc. *	86,685	2,028,429
Red Robin Gourmet Burgers, Inc. *	20,200	1,538,836
Regis Corp.	67,749	982,361
Ruby Tuesday, Inc. *	87,200	517,096
Ruth’s Hospitality Group, Inc.	56,600	689,954
Scientific Games Corp., Class A *	68,100	1,244,868
SHFL Entertainment, Inc. *	81,300	1,884,534
Sonic Corp. *	82,829	1,598,600
Sotheby’s	98,300	5,101,770
Speedway Motorsports, Inc.	15,784	288,216
Steiner Leisure Ltd. *	20,909	1,171,322
Stewart Enterprises, Inc., Class A	105,500	1,393,655
Strayer Education, Inc. (c)	16,400	648,292
Texas Roadhouse, Inc.	89,296	2,448,496
The Cheesecake Factory, Inc.	77,900	3,680,775
The Marcus Corp.	27,300	392,028
Town Sports International Holdings, Inc.	31,800	410,856
Universal Technical Institute, Inc.	28,600	380,094
Vail Resorts, Inc.	51,571	3,633,177

		95,721,896

Diversified Financials 3.7%
Apollo Investment Corp.	322,600	2,751,778
Arlington Asset Investment Corp., Class A	22,800	562,476
BGC Partners, Inc., Class A	181,100	963,452
BlackRock Kelso Capital Corp.	108,800	1,021,632
Calamos Asset Management, Inc., Class A	25,400	249,428
California First National Bancorp	11,100	198,135
Capital Southwest Corp.	19,200	631,104
Cash America International, Inc.	41,570	1,639,936
CIFC Corp.	8,700	68,730
Cohen & Steers, Inc. (c)	28,128	1,078,990
Consumer Portfolio Services, Inc. *	24,200	162,624
Cowen Group, Inc., Class A *	139,200	552,624
Credit Acceptance Corp. *	9,900	1,171,170
DFC Global Corp. *	57,500	695,750
Diamond Hill Investment Group	4,100	452,107

See financial notes 23

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Encore Capital Group, Inc. *	35,700	1,743,945
Evercore Partners, Inc., Class A	45,100	2,276,197
Ezcorp, Inc., Class A *	77,400	1,217,502
FBR & Co. *	14,036	371,954
Fidus Investment Corp. (c)	19,600	398,076
Fifth Street Finance Corp.	195,200	1,991,040
Financial Engines, Inc.	69,800	3,899,726
First Cash Financial Services, Inc. *	41,600	2,516,384
Firsthand Technology Value Fund, Inc. *	11,700	272,727
FXCM, Inc., Class A	52,100	853,919
Gain Capital Holdings, Inc.	20,400	213,588
GAMCO Investors, Inc., Class A	9,700	693,647
Garrison Capital, Inc. (c)	8,600	126,678
GFI Group, Inc.	92,868	322,252
Gladstone Capital Corp.	28,200	248,724
Gladstone Investment Corp.	36,400	257,348
Golub Capital BDC, Inc. (c)	53,300	938,080
Green Dot Corp., Class A *	36,800	789,728
Greenhill & Co., Inc.	41,100	2,108,430
GSV Capital Corp. (c)*	26,500	405,185
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	21,000	257,250
Hercules Technology Growth Capital, Inc.	87,200	1,346,368
HFF, Inc., Class A	49,800	1,222,590
Horizon Technology Finance Corp.	11,100	149,628
ICG Group, Inc. *	54,400	887,264
Imperial Holdings, Inc. *	24,600	144,156
INTL FCStone, Inc. *	20,400	417,384
Investment Technology Group, Inc. *	55,265	885,345
Janus Capital Group, Inc.	212,700	2,099,349
JMP Group, Inc.	20,300	130,123
KCAP Financial, Inc. (c)	36,300	306,009
KCG Holdings, Inc., Class A *	101,366	885,939
Ladenburg Thalmann Financial Services, Inc. *	142,600	299,460
Main Street Capital Corp.	55,700	1,693,280
Manning & Napier, Inc.	20,900	346,940
MarketAxess Holdings, Inc.	53,460	3,487,196
Marlin Business Services Corp.	11,600	319,812
MCG Capital Corp.	103,200	486,072
Medallion Financial Corp.	24,600	373,428
Medley Capital Corp.	57,300	798,762
MVC Capital, Inc.	32,100	443,943
Nelnet, Inc., Class A	34,400	1,466,472
New Mountain Finance Corp.	60,700	860,726
NewStar Financial, Inc. *	36,500	635,465
NGP Capital Resources Co.	29,000	215,760
Nicholas Financial, Inc.	13,000	208,650
Oppenheimer Holdings, Inc., Class A	13,800	273,654
PennantPark Floating Rate Capital Ltd.	21,000	279,090
PennantPark Investment Corp.	101,100	1,138,386
PHH Corp. *	84,763	2,038,550
PICO Holdings, Inc. *	32,300	758,404
Piper Jaffray Cos., Inc. *	24,739	887,883
Portfolio Recovery Associates, Inc. *	73,329	4,359,409
Prospect Capital Corp.	401,000	4,547,340
Pzena Investment Management, Inc., Class A	13,700	98,503
RCS Capital Corp., Class A (c)	7,000	123,200
Regional Management Corp. *	6,600	211,266
Resource America, Inc., Class A	16,500	142,395
Safeguard Scientifics, Inc. *	27,700	483,365
Silvercrest Asset Management Group, Inc., Class A *	10,000	147,700
Solar Capital Ltd.	63,300	1,452,735
Solar Senior Capital Ltd.	16,300	297,312
Stellus Capital Investment Corp.	17,200	255,248
Stifel Financial Corp. *	90,622	3,710,971
SWS Group, Inc. *	39,000	219,570
TCP Capital Corp.	43,900	731,813
The First Marblehead Corp. *	112,400	107,904
THL Credit, Inc.	46,600	757,250
TICC Capital Corp.	74,500	745,000
Triangle Capital Corp. (c)	41,800	1,243,968
Virtus Investment Partners, Inc. *	9,600	1,953,792
Walter Investment Management Corp. *	53,600	2,024,472
Westwood Holdings Group, Inc.	9,500	506,635
WhiteHorse Finance, Inc.	9,500	146,395
WisdomTree Investments, Inc. *	143,200	1,990,480
World Acceptance Corp. *	13,900	1,447,268

		87,292,395

Energy 5.8%
Abraxas Petroleum Corp. *	110,200	318,478
Adams Resources & Energy, Inc.	2,900	150,133
Alon USA Energy, Inc.	33,200	401,056
Alpha Natural Resources, Inc. *	314,800	2,203,600
Amyris, Inc. (c)*	41,500	104,580
Apco Oil & Gas International, Inc. *	12,200	185,684
Approach Resources, Inc. *	49,700	1,399,055
Arch Coal, Inc. (c)	298,100	1,263,944
Athlon Energy, Inc. *	25,900	852,110
Basic Energy Services, Inc. *	42,300	620,541
Berry Petroleum Co., Class A	75,500	3,605,125
Bill Barrett Corp. *	70,800	1,959,036
Bolt Technology Corp.	11,800	211,102
Bonanza Creek Energy, Inc. *	42,000	2,122,680
BPZ Resources, Inc. *	198,200	398,382
Bristow Group, Inc.	51,587	4,151,206
C&J Energy Services, Inc. *	65,200	1,502,208
Cal Dive International, Inc. (c)*	127,800	251,766
Callon Petroleum Co. *	52,400	357,892
CARBO Ceramics, Inc. (c)	28,200	3,534,588
Carrizo Oil & Gas, Inc. *	58,400	2,560,256
Clayton Williams Energy, Inc. *	9,900	770,517
Clean Energy Fuels Corp. (c)*	97,500	1,110,525
Cloud Peak Energy, Inc. *	86,000	1,342,460
Comstock Resources, Inc.	71,200	1,218,232
Contango Oil & Gas Co.	21,920	939,272
Crosstex Energy, Inc.	67,900	2,083,851
Dawson Geophysical Co. *	10,600	309,944
Delek US Holdings, Inc.	52,900	1,351,595
Diamondback Energy, Inc. *	27,800	1,435,870
Emerald Oil, Inc. *	81,585	709,790
Endeavour International Corp. (c)*	64,600	383,724

24 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Energy XXI (Bermuda) Ltd.	114,300	3,321,558
EPL Oil & Gas, Inc. *	42,600	1,358,088
Equal Energy Ltd.	50,800	240,792
Era Group, Inc. *	28,700	906,920
Evolution Petroleum Corp. *	21,500	259,290
EXCO Resources, Inc. (c)	193,500	1,046,835
Exterran Holdings, Inc. *	82,100	2,343,955
Forest Oil Corp. *	177,000	838,980
Forum Energy Technologies, Inc. *	56,100	1,641,486
Frontline Ltd. (c)*	69,000	146,280
FX Energy, Inc. *	75,100	261,348
GasLog Ltd.	36,400	541,632
Gastar Exploration Ltd. *	77,800	336,096
Geospace Technologies Corp. *	18,400	1,792,528
Global Geophysical Services, Inc. *	24,300	58,077
Goodrich Petroleum Corp. *	45,100	1,054,889
Green Plains Renewable Energy, Inc.	34,200	551,646
Gulf Island Fabrication, Inc.	21,000	529,620
GulfMark Offshore, Inc., Class A	39,300	1,956,354
Halcon Resources Corp. (c)*	330,221	1,710,545
Hallador Energy Co.	33,500	257,950
Helix Energy Solutions Group, Inc. *	153,400	3,629,444
Hercules Offshore, Inc. *	231,200	1,572,160
Hornbeck Offshore Services, Inc. *	51,845	2,865,473
ION Geophysical Corp. *	187,300	869,072
Isramco, Inc. (c)*	1,400	184,758
Jones Energy, Inc., Class A *	15,900	254,559
Key Energy Services, Inc. *	213,700	1,671,134
KiOR, Inc., Class A (c)*	62,600	145,858
Knightsbridge Tankers Ltd.	43,900	361,736
Kodiak Oil & Gas Corp. *	384,400	4,985,668
L&L Energy, Inc. (c)*	123,500	175,370
Magnum Hunter Resources Corp. *	245,000	1,746,850
Matador Resources Co. *	83,100	1,529,871
Matrix Service Co. *	40,900	850,311
Midstates Petroleum Co., Inc. (c)*	47,300	266,772
Miller Energy Resources, Inc. (c)*	41,600	281,216
Mitcham Industries, Inc. *	18,500	307,840
Natural Gas Services Group, Inc. *	16,400	459,036
Newpark Resources, Inc. *	126,710	1,615,552
Nordic American Tankers Ltd. (c)	103,500	844,560
Northern Oil & Gas, Inc. *	89,900	1,477,057
Nuverra Environmental Solutions, Inc. (c)*	196,200	478,728
Panhandle Oil & Gas, Inc., Class A	9,400	315,558
Parker Drilling Co. *	181,265	1,305,108
PDC Energy, Inc. *	50,703	3,438,170
Penn Virginia Corp. *	76,778	653,381
PetroQuest Energy, Inc. *	84,900	400,728
PHI, Inc. - Non Voting Shares *	17,500	696,850
Pioneer Energy Services Corp. *	87,600	735,840
Quicksilver Resources, Inc. (c)*	161,200	344,968
Renewable Energy Group, Inc. *	30,200	329,482
Rentech, Inc.	316,700	541,557
Resolute Energy Corp. *	96,500	905,170
REX American Resources Corp. *	8,200	236,488
Rex Energy Corp. *	65,900	1,416,850
RigNet, Inc. *	16,900	622,934
Rosetta Resources, Inc. *	88,300	5,292,702
Sanchez Energy Corp. *	54,300	1,548,093
Scorpio Tankers, Inc.	263,300	3,038,482
SEACOR Holdings, Inc.	28,700	2,806,860
SemGroup Corp., Class A	61,800	3,732,102
Ship Finance International Ltd.	79,800	1,320,690
Solazyme, Inc. (c)*	68,200	713,372
Stone Energy Corp. *	72,068	2,512,290
Swift Energy Co. *	60,701	832,818
Synergy Resources Corp. *	72,400	750,064
T.G.C. Industries, Inc.	21,000	154,770
Targa Resources Corp.	46,900	3,637,564
Teekay Tankers Ltd., Class A (c)	86,500	225,765
Tesco Corp. *	47,700	819,486
TETRA Technologies, Inc. *	118,074	1,531,420
Triangle Petroleum Corp. *	97,000	1,025,290
Ur-Energy, Inc. (c)*	173,000	181,650
Uranium Energy Corp. (c)*	136,000	239,360
VAALCO Energy, Inc. *	79,400	418,438
Vantage Drilling Co. *	316,300	563,014
W&T Offshore, Inc.	49,000	935,410
Warren Resources, Inc. *	95,700	299,541
Western Refining, Inc.	77,222	2,491,954
Westmoreland Coal Co. *	21,500	305,515
Willbros Group, Inc. *	57,300	559,248
ZaZa Energy Corp. (c)*	92,600	114,824

		135,530,902

Food & Staples Retailing 1.4%
Arden Group, Inc., Class A	1,800	234,000
Casey’s General Stores, Inc.	54,700	3,986,536
Fairway Group Holdings Corp. *	22,400	547,232
Harris Teeter Supermarkets, Inc.	70,500	3,477,060
Ingles Markets, Inc., Class A	16,831	434,408
Nash Finch Co.	18,700	524,722
Natural Grocers by Vitamin Cottage, Inc. *	12,600	502,740
PriceSmart, Inc.	26,900	3,060,951
Rite Aid Corp. *	1,063,800	5,670,054
Roundy’s, Inc.	35,900	333,870
Spartan Stores, Inc.	30,300	712,959
SUPERVALU, Inc. *	287,800	2,023,234
Susser Holdings Corp. *	25,700	1,409,388
The Andersons, Inc.	27,200	2,017,696
The Chefs’ Warehouse, Inc. *	23,600	565,456
The Pantry, Inc. *	34,000	455,260
United Natural Foods, Inc. *	70,882	5,064,519
Village Super Market, Inc., Class A	11,600	425,256
Weis Markets, Inc.	15,800	808,486

		32,253,827

Food, Beverage & Tobacco 1.9%
Alico, Inc.	4,700	187,812
Alliance One International, Inc. *	116,600	346,302
Annie’s, Inc. *	19,500	921,375
B&G Foods, Inc.	78,200	2,647,070
Boulder Brands, Inc. *	83,800	1,373,482
Cal-Maine Foods, Inc.	22,100	1,121,133
Calavo Growers, Inc.	17,900	531,451
Chiquita Brands International, Inc. *	71,002	734,871

See financial notes 25

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Coca-Cola Bottling Co. Consolidated	6,800	430,576
Craft Brew Alliance, Inc. *	13,900	225,458
Darling International, Inc. *	169,200	3,937,284
Diamond Foods, Inc. (c)*	31,900	778,679
Farmer Brothers Co. *	9,100	164,346
Fresh Del Monte Produce, Inc.	53,900	1,433,201
Griffin Land & Nurseries, Inc.	3,800	125,400
Inventure Foods, Inc. *	17,900	201,554
J&J Snack Foods Corp.	21,600	1,848,312
John B. Sanfilippo & Son, Inc.	10,900	267,922
Lancaster Colony Corp.	26,700	2,215,833
Lifeway Foods, Inc.	10,100	147,763
Limoneira Co.	13,800	363,492
National Beverage Corp.	15,001	274,668
Omega Protein Corp. *	25,900	242,424
Pilgrim’s Pride Corp. *	86,749	1,229,233
Post Holdings, Inc. *	46,600	2,001,470
Sanderson Farms, Inc.	34,500	2,180,745
Seaboard Corp.	420	1,146,600
Seneca Foods Corp., Class A *	12,400	363,568
Snyders-Lance, Inc.	67,800	2,033,322
The Boston Beer Co., Inc., Class A *	11,800	2,709,162
The Hain Celestial Group, Inc. *	55,931	4,655,137
Tootsie Roll Industries, Inc. (c)	27,936	893,952
TreeHouse Foods, Inc. *	51,400	3,765,564
Universal Corp.	32,945	1,747,073
Vector Group Ltd.	90,061	1,456,287

		44,702,521

Health Care Equipment & Services 6.8%
Abaxis, Inc.	32,200	1,150,506
ABIOMED, Inc. *	55,200	1,323,696
Acadia Healthcare Co., Inc. *	50,500	2,189,680
Accretive Health, Inc. *	83,800	692,188
Accuray, Inc. (c)*	115,500	779,625
Addus HomeCare Corp. *	7,800	201,630
Air Methods Corp.	55,100	2,408,972
Align Technology, Inc. *	104,700	5,974,182
Alliance HealthCare Services, Inc. *	7,100	178,991
Almost Family, Inc.	11,000	211,530
Alphatec Holdings, Inc. *	72,200	131,404
Amedisys, Inc. *	49,200	800,976
AMN Healthcare Services, Inc. *	65,600	813,440
AmSurg Corp. *	46,200	1,981,518
Analogic Corp.	17,954	1,655,897
AngioDynamics, Inc. *	33,500	526,620
Anika Therapeutics, Inc. *	16,200	483,894
Antares Pharma, Inc. (c)*	160,700	642,800
ArthroCare Corp. *	40,500	1,516,320
athenahealth, Inc. *	52,700	7,035,977
AtriCure, Inc. *	30,100	416,885
Atrion Corp.	2,300	614,514
Bio-Reference Laboratories, Inc. (c)*	34,300	1,111,663
Biolase, Inc. (c)*	45,426	84,947
BioScrip, Inc. *	83,100	582,531
Cantel Medical Corp.	47,925	1,682,168
Capital Senior Living Corp. *	40,400	896,072
Cardiovascular Systems, Inc. *	30,100	913,535
Centene Corp. *	79,592	4,469,887
Cerus Corp. *	109,800	692,838
Chemed Corp. (c)	27,200	1,844,704
Chindex International, Inc. *	15,200	255,816
Computer Programs & Systems, Inc.	15,700	895,528
CONMED Corp.	39,400	1,429,038
CorVel Corp. *	16,600	690,560
Cross Country Healthcare, Inc. *	37,200	220,968
CryoLife, Inc.	37,400	336,226
Cutera, Inc. *	20,900	210,045
Cyberonics, Inc. *	41,000	2,368,160
Cynosure, Inc., Class A *	30,244	653,573
Derma Sciences, Inc. (c)*	20,500	237,185
DexCom, Inc. *	104,100	2,990,793
Emeritus Corp. *	57,500	1,101,700
Endologix, Inc. *	89,500	1,617,265
Exactech, Inc. *	15,000	340,500
ExamWorks Group, Inc. *	43,100	1,114,135
Five Star Quality Care, Inc. *	56,200	284,934
GenMark Diagnostics, Inc. *	51,100	618,310
Gentiva Health Services, Inc. *	50,896	582,759
Globus Medical, Inc., Class A *	77,900	1,495,680
Greatbatch, Inc. *	34,900	1,330,388
Greenway Medical Technologies *	20,600	419,210
Haemonetics Corp. *	74,100	3,005,496
Hanger, Inc. *	49,900	1,831,330
HealthSouth Corp.	124,300	4,364,173
HealthStream, Inc. *	30,800	1,100,176
Healthways, Inc. *	48,800	469,944
HeartWare International, Inc. *	23,400	1,697,904
HMS Holdings Corp. *	124,800	2,637,024
ICU Medical, Inc. *	18,800	1,161,840
Insulet Corp. *	76,200	2,973,324
Integra LifeSciences Holdings Corp. *	28,548	1,306,927
Invacare Corp.	49,211	1,056,560
IPC The Hospitalist Co., Inc. *	24,700	1,353,313
Kindred Healthcare, Inc.	80,275	1,114,217
Landauer, Inc.	13,300	643,720
LHC Group, Inc. *	21,100	434,660
Magellan Health Services, Inc. *	39,500	2,318,650
MAKO Surgical Corp. *	60,000	1,788,600
Masimo Corp.	69,900	1,790,838
MedAssets, Inc. *	87,700	2,019,731
Medical Action Industries, Inc. *	20,700	125,442
Medidata Solutions, Inc. *	37,900	4,180,749
Merge Healthcare, Inc. *	80,500	204,470
Meridian Bioscience, Inc.	58,750	1,452,300
Merit Medical Systems, Inc. *	59,000	943,410
Molina Healthcare, Inc. *	40,400	1,278,256
MWI Veterinary Supply, Inc. *	18,200	2,887,248
National Healthcare Corp.	15,388	744,471
National Research Corp., Class A *	12,500	219,250
Natus Medical, Inc. *	42,800	844,444
Navidea Biopharmaceuticals, Inc. (c)*	152,800	305,600
Neogen Corp. *	51,225	2,367,620
NuVasive, Inc. *	64,300	2,043,454
NxStage Medical, Inc. *	85,200	1,130,604
Omnicell, Inc. *	52,300	1,206,561

26 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
OraSure Technologies, Inc. *	75,100	489,652
Orthofix International N.V. *	28,200	577,818
Owens & Minor, Inc.	91,700	3,431,414
PharMerica Corp. *	43,100	636,156
PhotoMedex, Inc. (c)*	18,000	227,520
Quality Systems, Inc.	59,200	1,350,944
Quidel Corp. *	40,300	995,410
Rochester Medical Corp. *	14,600	291,708
Rockwell Medical, Inc. (c)*	56,300	648,576
RTI Surgical, Inc. *	73,900	206,181
Select Medical Holdings Corp.	69,400	588,512
Skilled Healthcare Group, Inc., Class A *	25,900	110,334
Solta Medical, Inc. *	95,100	175,935
Spectranetics Corp. *	58,400	1,219,976
STAAR Surgical Co. *	52,900	700,396
STERIS Corp.	84,200	3,804,998
SurModics, Inc. *	20,400	481,032
Symmetry Medical, Inc. *	53,900	436,590
Team Health Holdings, Inc. *	97,900	4,252,776
TearLab Corp. *	44,600	465,178
The Ensign Group, Inc.	27,700	1,179,466
The Providence Service Corp. *	17,400	520,086
Thoratec Corp. *	81,700	3,528,623
Tornier N.V. *	37,100	798,021
Triple-S Management Corp., Class B *	33,800	601,978
U.S. Physical Therapy, Inc.	19,300	616,056
Unilife Corp. (c)*	144,000	436,320
Universal American Corp.	51,602	382,887
USMD Holdings, Inc. (c)*	6,300	175,329
Utah Medical Products, Inc.	4,500	250,470
Vascular Solutions, Inc. *	22,700	445,374
Vocera Communications, Inc. *	30,100	506,583
Volcano Corp. *	77,700	1,489,509
WellCare Health Plans, Inc. *	62,600	4,174,168
West Pharmaceutical Services, Inc.	98,930	4,783,265
Wright Medical Group, Inc. *	57,600	1,564,992
Zeltiq Aesthetics, Inc. *	23,000	298,310

		159,047,212

Household & Personal Products 0.5%
Central Garden & Pet Co., Class A *	53,000	390,080
Elizabeth Arden, Inc. *	36,298	1,313,625
Harbinger Group, Inc. *	56,600	616,374
Inter Parfums, Inc.	25,400	893,064
Lifevantage Corp. *	161,800	354,342
Medifast, Inc. *	20,200	470,862
Nature’s Sunshine Products, Inc.	15,000	283,350
Nutraceutical International Corp.	12,300	295,815
Oil-Dri Corp. of America	6,887	244,420
Orchids Paper Products Co.	7,900	240,950
Prestige Brands Holdings, Inc. *	72,000	2,248,560
Revlon, Inc., Class A *	18,602	441,797
Spectrum Brands Holdings, Inc.	30,646	2,020,184
Star Scientific, Inc. (c)*	237,700	430,237
Synutra International, Inc. *	23,200	158,456
The Female Health Co.	31,000	295,120
USANA Health Sciences, Inc. (c)*	9,100	620,893
WD-40 Co.	22,300	1,616,527

		12,934,656

Insurance 2.3%
Ambac Financial Group, Inc. *	64,100	1,294,179
American Equity Investment Life Holding Co.	90,564	1,887,354
AMERISAFE, Inc.	26,300	1,012,550
AmTrust Financial Services, Inc. (c)	43,477	1,667,778
Argo Group International Holdings Ltd.	40,191	1,687,218
Baldwin & Lyons, Inc., Class B	13,000	355,290
Citizens, Inc. *	62,600	525,840
CNO Financial Group, Inc.	316,700	4,934,186
Crawford & Co., Class B	34,500	379,155
Donegal Group, Inc., Class A	10,400	164,840
Eastern Insurance Holdings, Inc.	9,100	222,404
eHealth, Inc. *	28,600	1,218,932
EMC Insurance Group, Inc.	6,200	211,048
Employers Holdings, Inc.	44,900	1,350,143
Enstar Group Ltd. *	13,594	1,847,832
FBL Financial Group, Inc., Class A	13,868	620,454
First American Financial Corp.	154,000	3,982,440
Fortegra Financial Corp. *	8,200	60,434
Global Indemnity plc *	15,655	385,583
Greenlight Capital Re Ltd., Class A *	39,189	1,206,629
Hallmark Financial Services, Inc. *	21,200	180,412
HCI Group, Inc.	13,800	606,372
Health Insurance Innovations, Inc., Class A *	6,300	76,482
Hilltop Holdings, Inc. *	88,439	1,533,532
Horace Mann Educators Corp.	55,678	1,542,281
Independence Holding Co.	11,248	154,323
Infinity Property & Casualty Corp.	16,592	1,137,879
Investors Title Co.	1,700	132,838
Kansas City Life Insurance Co.	5,700	261,630
Maiden Holdings Ltd.	76,900	842,055
Meadowbrook Insurance Group, Inc.	71,400	474,096
Montpelier Re Holdings Ltd.	66,000	1,822,260
National Interstate Corp.	8,594	224,561
National Western Life Insurance Co., Class A	2,994	622,752
OneBeacon Insurance Group Ltd., Class A	33,400	533,064
Platinum Underwriters Holdings Ltd.	44,200	2,748,798
Primerica, Inc.	81,200	3,487,540
RLI Corp.	31,010	2,929,825
Safety Insurance Group, Inc.	17,770	971,841
Selective Insurance Group, Inc.	80,014	2,101,968
State Auto Financial Corp.	19,600	372,400
Stewart Information Services Corp.	30,400	952,128
Symetra Financial Corp.	116,200	2,176,426
The Navigators Group, Inc. *	14,970	841,913
The Phoenix Cos., Inc. *	7,790	300,460
Third Point Reinsurance Ltd. *	36,200	564,720
Tower Group International Ltd.	81,830	297,043
United Fire Group, Inc.	28,800	912,960

See financial notes 27

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Universal Insurance Holdings, Inc.	41,800	327,712

		54,144,560

Materials 4.7%
A. Schulman, Inc.	41,309	1,368,154
A.M. Castle & Co. *	22,400	320,544
Advanced Emissions Solutions, Inc. *	14,300	540,111
AEP Industries, Inc. *	5,800	344,636
AK Steel Holding Corp. (c)*	189,500	833,800
Allied Nevada Gold Corp. *	148,100	604,248
AMCOL International Corp.	39,652	1,272,036
American Pacific Corp. *	8,400	382,368
American Vanguard Corp.	40,900	1,067,490
Arabian American Development Co. *	27,400	249,340
Axiall Corp.	102,200	3,974,558
Balchem Corp.	43,400	2,485,084
Berry Plastics Group, Inc. *	78,900	1,584,312
Boise Cascade Co. *	19,300	494,273
Calgon Carbon Corp. *	77,100	1,538,145
Century Aluminum Co. *	73,900	641,452
Chase Corp.	8,600	260,236
Chemtura Corp. *	141,200	3,459,400
Clearwater Paper Corp. *	33,200	1,733,704
Coeur Mining, Inc. *	145,450	1,775,945
Commercial Metals Co.	166,600	3,058,776
Deltic Timber Corp.	17,204	1,098,992
Ferro Corp. *	103,300	1,325,339
Flotek Industries, Inc. *	70,900	1,515,842
FutureFuel Corp.	31,000	539,710
General Moly, Inc. *	90,300	148,092
Globe Specialty Metals, Inc.	90,600	1,589,124
Gold Resource Corp. (c)	47,300	245,487
Graphic Packaging Holding Co. *	299,215	2,513,406
GSE Holding, Inc. *	75,700	213,474
H.B. Fuller Co.	73,816	3,533,572
Handy & Harman Ltd. *	7,800	180,102
Hawkins, Inc.	15,500	558,155
Haynes International, Inc.	17,125	923,038
Headwaters, Inc. *	104,200	909,666
Hecla Mining Co.	490,500	1,530,360
Horsehead Holding Corp. *	63,600	922,836
Innophos Holdings, Inc.	32,900	1,648,948
Innospec, Inc.	33,000	1,519,980
Intrepid Potash, Inc. (c)	78,000	1,158,300
Kaiser Aluminum Corp.	27,250	1,838,012
KapStone Paper & Packaging Corp.	59,300	3,081,228
KMG Chemicals, Inc.	12,300	245,754
Koppers Holdings, Inc.	30,900	1,375,359
Kraton Performance Polymers, Inc. *	47,500	1,010,325
Landec Corp. *	35,300	413,363
Louisiana-Pacific Corp. *	199,000	3,384,990
LSB Industries, Inc. *	28,000	1,028,160
Marrone Bio Innovations, Inc. *	7,800	135,564
Materion Corp.	29,600	882,376
Midway Gold Corp. *	186,800	175,592
Minerals Technologies, Inc.	50,222	2,844,072
Molycorp, Inc. (c)*	214,300	1,086,501
Myers Industries, Inc.	39,200	698,544
Neenah Paper, Inc.	23,300	958,562
Noranda Aluminum Holding Corp.	45,700	124,304
Olin Corp.	114,600	2,579,646
Olympic Steel, Inc.	12,200	333,914
OM Group, Inc. *	45,000	1,530,000
Omnova Solutions, Inc. *	65,700	571,590
P.H. Glatfelter Co.	63,800	1,671,560
Paramount Gold & Silver Corp. (c)*	179,300	216,953
Penford Corp. *	13,700	186,320
PolyOne Corp.	142,354	4,313,326
Quaker Chemical Corp.	18,100	1,373,971
Resolute Forest Products *	99,500	1,591,005
RTI International Metals, Inc. *	44,666	1,514,177
Schnitzer Steel Industries, Inc., Class A	37,800	1,097,712
Schweitzer-Mauduit International, Inc.	45,400	2,809,352
Sensient Technologies Corp.	72,025	3,754,663
Stepan Co.	26,900	1,583,603
Stillwater Mining Co. *	175,600	1,915,796
SunCoke Energy, Inc. *	100,200	2,004,000
Taminco Corp. *	22,500	449,325
Texas Industries, Inc. *	31,051	1,667,439
Tredegar Corp.	35,100	1,025,622
UFP Technologies, Inc. *	7,500	172,875
United States Lime & Minerals, Inc. *	2,700	150,012
Universal Stainless & Alloy Products, Inc. *	9,500	307,040
US Concrete, Inc. *	19,200	419,520
US Silica Holdings, Inc. (c)	30,600	1,065,492
Walter Energy, Inc. (c)	89,200	1,417,388
Wausau Paper Corp.	70,400	823,680
Worthington Industries, Inc.	75,160	3,046,986
Zep, Inc.	32,600	648,414
Zoltek Cos., Inc. *	37,200	621,240

		110,208,362

Media 1.4%
AH Belo Corp., Class A	26,900	216,276
Beasley Broadcasting Group, Inc., Class A	13,100	113,577
Belo Corp., Class A	147,900	2,030,667
Carmike Cinemas, Inc. *	34,100	780,549
Central European Media Enterprises Ltd., Class A *	109,100	334,937
Crown Media Holdings, Inc., Class A *	46,700	155,044
Cumulus Media, Inc., Class A *	124,600	745,108
Daily Journal Corp. *	1,300	192,322
Dex Media, Inc. *	24,400	164,700
Digital Generation, Inc. *	36,700	464,255
Entercom Communications Corp., Class A *	32,400	284,148
Entravision Communications Corp., Class A	78,600	529,764
Global Sources Ltd. *	25,900	193,991
Gray Television, Inc. *	71,700	605,865
Harte-Hanks, Inc.	61,316	488,688
Hemisphere Media Group, Inc. (c)*	12,300	116,358

28 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Journal Communications, Inc., Class A *	71,200	594,520
Live Nation Entertainment, Inc. *	203,300	3,952,152
Loral Space & Communications, Inc.	18,600	1,327,482
Martha Stewart Living Omnimedia, Inc., Class A *	36,500	93,440
MDC Partners, Inc., Class A	40,400	1,245,532
Media General, Inc., Class A (c)*	27,900	406,782
Meredith Corp.	51,800	2,657,340
National CineMedia, Inc.	81,900	1,434,888
Nexstar Broadcasting Group, Inc., Class A	41,900	1,859,941
ReachLocal, Inc. *	13,400	164,686
Reading International, Inc., Class A *	23,000	152,260
Rentrak Corp. *	14,900	558,601
Saga Communications, Inc., Class A	6,400	304,704
Salem Communications Corp., Class A	14,100	116,466
Scholastic Corp.	38,469	1,103,676
Sinclair Broadcast Group, Inc., Class A	97,500	3,125,850
The E.W. Scripps Co., Class A *	44,100	874,062
The McClatchy Co., Class A (c)*	77,300	217,986
The New York Times Co., Class A	183,900	2,543,337
Valassis Communications, Inc. (c)	55,500	1,518,480
World Wrestling Entertainment, Inc., Class A	41,400	536,130

		32,204,564

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
ACADIA Pharmaceuticals, Inc. *	99,900	2,270,727
Accelerate Diagnostics, Inc. (c)*	14,800	189,736
AcelRx Pharmaceuticals, Inc. (c)*	29,800	200,256
Achillion Pharmaceuticals, Inc. *	137,600	345,376
Acorda Therapeutics, Inc. *	60,200	1,842,722
Aegerion Pharmaceuticals, Inc. *	41,100	3,403,902
Affymetrix, Inc. *	110,900	784,063
Agios Pharmaceuticals, Inc. (c)*	9,800	226,968
Akorn, Inc. *	84,500	1,727,180
Albany Molecular Research, Inc. *	33,200	434,920
Alimera Sciences, Inc. *	24,200	51,788
Alnylam Pharmaceuticals, Inc. *	84,800	4,885,328
AMAG Pharmaceuticals, Inc. *	30,500	822,890
Amicus Therapeutics, Inc. (c)*	41,400	87,768
Ampio Pharmaceuticals, Inc. (c)*	41,300	365,092
Anacor Pharmaceuticals, Inc. *	36,100	469,661
Aratana Therapeutics, Inc. *	9,400	187,624
Arena Pharmaceuticals, Inc. (c)*	306,800	1,346,852
ArQule, Inc. *	83,300	187,425
Array BioPharma, Inc. *	161,900	812,738
Auxilium Pharmaceuticals, Inc. *	71,000	1,221,910
AVANIR Pharmaceuticals, Inc., Class A *	208,300	843,615
AVEO Pharmaceuticals, Inc. *	64,900	134,343
BioDelivery Sciences International, Inc. *	49,500	259,875
Biotime, Inc. (c)*	51,000	185,130
Bluebird Bio, Inc. (c)*	9,800	208,250
Cadence Pharmaceuticals, Inc. *	82,600	407,218
Cambrex Corp. *	43,300	728,306
Cell Therapeutics, Inc. (c)*	160,600	282,656
Celldex Therapeutics, Inc. *	115,300	2,641,523
Cellular Dynamics International, Inc. *	6,200	87,482
Cempra, Inc. *	28,200	320,352
Cepheid, Inc. *	98,100	3,994,632
Chelsea Therapeutics International Ltd. *	95,600	270,548
ChemoCentryx, Inc. (c)*	35,000	173,250
Chimerix, Inc. *	12,100	183,315
Clovis Oncology, Inc. *	22,800	1,165,308
Conatus Pharmaceuticals, Inc. *	12,700	113,030
Corcept Therapeutics, Inc. *	68,400	115,596
Cornerstone Therapeutics, Inc. *	18,100	171,407
Coronado Biosciences, Inc. *	38,300	63,961
Curis, Inc. *	107,800	430,122
Cytokinetics, Inc. *	35,300	212,153
Cytori Therapeutics, Inc. (c)*	78,000	160,680
Dendreon Corp. (c)*	227,500	584,675
DepoMed, Inc. *	79,800	574,560
Durata Therapeutics, Inc. (c)*	25,300	244,904
Dyax Corp. *	174,200	1,431,924
Dynavax Technologies Corp. *	245,200	301,596
Emergent Biosolutions, Inc. *	39,100	763,623
Enanta Pharmaceuticals, Inc. *	14,800	295,408
Endocyte, Inc. *	40,600	423,458
Enzon Pharmaceuticals, Inc.	58,000	85,840
Epizyme, Inc. *	8,400	321,888
Esperion Therapeutics, Inc. *	7,100	111,257
Exact Sciences Corp. *	100,400	1,106,408
Exelixis, Inc. (c)*	275,872	1,360,049
Fibrocell Science, Inc. *	24,000	88,800
Fluidigm Corp. *	39,800	1,253,700
Furiex Pharmaceuticals, Inc. *	10,000	391,000
Galena Biopharma, Inc. (c)*	147,300	328,479
Genomic Health, Inc. *	22,800	682,176
Geron Corp. *	195,900	773,805
GTx, Inc. (c)*	40,400	69,084
Halozyme Therapeutics, Inc. *	133,100	1,550,615
Harvard Bioscience, Inc. *	30,800	181,412
Hi-Tech Pharmacal Co., Inc.	15,100	650,659
Horizon Pharma, Inc. (c)*	73,500	307,965
Hyperion Therapeutics, Inc. *	14,400	288,432
Idenix Pharmaceuticals, Inc. (c)*	142,200	467,838
ImmunoGen, Inc. *	121,700	2,003,182
Immunomedics, Inc. *	103,500	392,265
Impax Laboratories, Inc. *	97,600	1,977,376
Infinity Pharmaceuticals, Inc. *	68,300	925,465
Insmed, Inc. *	49,300	702,032
Insys Therapeutics, Inc. *	7,200	287,208
Intercept Pharmaceuticals, Inc. *	11,000	596,640
InterMune, Inc. *	115,200	1,623,168
Intrexon Corp. (c)*	16,400	347,680
Ironwood Pharmaceuticals, Inc. *	132,600	1,274,286
Isis Pharmaceuticals, Inc. *	163,600	5,442,972
KaloBios Pharmaceuticals, Inc. *	23,400	93,834
Keryx Biopharmaceuticals, Inc. *	116,500	1,205,775
KYTHERA Biopharmaceuticals, Inc. *	17,000	760,070
Lannett Co., Inc. *	26,900	635,109

See financial notes 29

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lexicon Pharmaceuticals, Inc. *	324,100	777,840
Ligand Pharmaceuticals, Inc., Class B *	25,400	1,314,704
Luminex Corp. *	53,200	1,037,400
MannKind Corp. (c)*	212,000	1,036,680
MEI Pharma, Inc. (c)*	13,700	109,874
Merrimack Pharmaceuticals, Inc. (c)*	129,500	347,060
MiMedx Group, Inc. (c)*	120,000	636,000
Momenta Pharmaceuticals, Inc. *	71,144	1,166,050
Nanosphere, Inc. *	59,900	116,805
Nektar Therapeutics *	162,271	1,543,197
NeoGenomics, Inc. *	46,900	170,716
Neurocrine Biosciences, Inc. *	99,700	941,168
NewLink Genetics Corp. (c)*	22,400	375,200
Novavax, Inc. *	268,000	830,800
NPS Pharmaceuticals, Inc. *	143,000	4,115,540
Omeros Corp. (c)*	42,600	426,000
Omthera Pharmaceutical CVR (a)*	8,400	—
OncoGenex Pharmaceutical, Inc. *	19,500	137,085
OncoMed Pharmaceuticals, Inc. (c)*	8,200	114,062
Onconova Therapeutics, Inc. *	8,500	133,790
Opko Health, Inc. (c)*	269,200	2,697,384
Orexigen Therapeutics, Inc. *	134,900	658,312
Osiris Therapeutics, Inc. (c)*	22,300	296,813
OvaScience, Inc. *	12,800	123,776
Pacific Biosciences of California, Inc. *	85,600	351,816
Pacira Pharmaceuticals, Inc. *	39,300	1,985,043
PAREXEL International Corp. *	81,018	3,703,333
PDL Biopharma, Inc. (c)	197,500	1,597,775
Peregrine Pharmaceuticals, Inc. (c)*	195,500	252,195
Pernix Therapeutics Holdings *	37,100	77,539
Portola Pharmaceuticals, Inc. *	13,800	305,670
Pozen, Inc. *	35,400	222,489
Progenics Pharmaceuticals, Inc. *	84,900	309,036
Prothena Corp. plc *	20,500	492,820
PTC Therapeutics, Inc. *	13,700	246,463
Puma Biotechnology, Inc. *	31,600	1,210,596
Questcor Pharmaceuticals, Inc.	74,000	4,541,380
Raptor Pharmaceutical Corp. (c)*	85,200	1,225,176
Receptos, Inc. *	8,200	209,592
Regulus Therapeutics, Inc. *	18,100	126,157
Repligen Corp. *	42,300	462,762
Repros Therapeutics, Inc. *	32,700	589,908
Rigel Pharmaceuticals, Inc. *	118,400	365,856
Sagent Pharmaceuticals, Inc. *	30,300	657,207
Sangamo BioSciences, Inc. *	87,100	816,127
Santarus, Inc. *	77,800	1,815,074
Sarepta Therapeutics, Inc. (c)*	47,900	1,865,226
SciClone Pharmaceuticals, Inc. *	78,000	368,940
Sequenom, Inc. (c)*	166,100	318,912
SIGA Technologies, Inc. (c)*	46,100	158,123
Spectrum Pharmaceuticals, Inc.	89,800	771,382
Stemline Therapeutics, Inc. *	13,000	361,790
Sucampo Pharmaceuticals, Inc., Class A *	17,000	105,400
Sunesis Pharmaceuticals, Inc. (c)*	38,100	190,881
Supernus Pharmaceuticals, Inc. (c)*	31,800	224,826
Synageva BioPharma Corp. *	27,700	1,407,160
Synergy Pharmaceuticals, Inc. *	114,800	463,792
Synta Pharmaceuticals Corp. (c)*	60,100	272,854
Targacept, Inc. *	37,100	176,225
TESARO, Inc. *	19,100	735,350
Tetraphase Pharmaceuticals, Inc. *	16,400	205,492
TG Therapeutics, Inc. (c)*	49,800	179,778
The Medicines Co. *	90,208	3,059,855
TherapeuticsMD, Inc. *	124,300	524,546
Threshold Pharmaceuticals, Inc. *	61,700	267,778
Vanda Pharmaceuticals, Inc. *	47,300	338,668
Verastem, Inc. *	20,600	206,000
Vical, Inc. *	113,400	141,750
ViroPharma, Inc. *	95,574	3,710,183
VIVUS, Inc. (c)*	147,300	1,383,147
Xenoport, Inc. *	59,600	311,708
XOMA Corp. *	113,500	511,885
ZIOPHARM Oncology, Inc. (c)*	89,200	315,768
Zogenix, Inc. *	133,700	391,741

		127,563,725

Real Estate 7.6%
Acadia Realty Trust	78,536	2,094,555
AG Mortgage Investment Trust, Inc.	41,300	674,842
Agree Realty Corp.	18,600	587,202
Alexander & Baldwin, Inc. *	61,400	2,271,800
Alexander’s, Inc.	3,300	1,061,808
Altisource Residential Corp.	60,900	1,618,113
American Assets Trust, Inc.	48,400	1,611,236
American Capital Mortgage Investment Corp.	84,400	1,612,884
American Realty Capital Properties, Inc. (c)	219,600	2,914,092
American Residential Properties, Inc. *	19,500	335,985
AmREIT, Inc., Class B	28,100	494,560
Anworth Mortgage Asset Corp.	206,600	1,014,406
Apollo Commercial Real Estate Finance, Inc.	52,600	847,386
Apollo Residential Mortgage, Inc.	44,300	667,158
Ares Commercial Real Estate Corp.	30,500	379,115
Armada Hoffler Properties, Inc.	27,100	260,702
ARMOUR Residential REIT, Inc.	535,200	2,205,024
Ashford Hospitality Trust	87,600	1,144,056
Associated Estates Realty Corp.	82,100	1,259,414
AV Homes, Inc. *	15,600	297,960
Aviv REIT, Inc.	16,400	416,560
Campus Crest Communities, Inc.	92,100	921,921
CapLease, Inc.	127,300	1,082,050
Capstead Mortgage Corp.	141,200	1,670,396
Cedar Realty Trust, Inc.	103,100	588,701
Chambers Street Properties (c)	354,900	3,311,217
Chatham Lodging Trust	37,900	714,794
Chesapeake Lodging Trust	69,500	1,638,115
Colony Financial, Inc.	91,400	1,849,022
Consolidated-Tomoka Land Co.	8,300	311,416
Coresite Realty Corp.	31,300	1,015,372
Cousins Properties, Inc.	239,673	2,715,495
CubeSmart	191,000	3,489,570

30 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CyrusOne, Inc.	27,100	528,179
CYS Investments, Inc.	249,600	2,119,104
DCT Industrial Trust, Inc.	414,400	3,211,600
DiamondRock Hospitality Co.	278,617	3,173,448
DuPont Fabros Technology, Inc.	90,000	2,236,500
Dynex Capital, Inc.	76,500	660,960
EastGroup Properties, Inc.	44,790	2,851,331
Education Realty Trust, Inc.	161,700	1,477,938
Ellington Residential Mortgage REIT	9,200	143,704
EPR Properties	74,400	3,821,928
Equity One, Inc.	85,837	2,069,530
Excel Trust, Inc.	67,300	812,984
FelCor Lodging Trust, Inc. *	186,400	1,252,608
First Industrial Realty Trust, Inc.	153,700	2,777,359
First Potomac Realty Trust	82,900	1,018,841
Forestar Group, Inc. *	49,700	1,109,801
Franklin Street Properties Corp.	134,065	1,769,658
Getty Realty Corp.	39,242	752,662
Gladstone Commercial Corp.	24,300	459,270
Glimcher Realty Trust	206,000	2,111,500
Government Properties Income Trust	77,900	1,904,655
Gramercy Property Trust, Inc. *	84,600	386,622
Healthcare Realty Trust, Inc.	136,681	3,281,711
Hersha Hospitality Trust	288,700	1,636,929
Highwoods Properties, Inc.	131,100	5,060,460
Hudson Pacific Properties, Inc.	61,600	1,274,504
Inland Real Estate Corp.	121,636	1,300,289
Invesco Mortgage Capital, Inc.	193,200	2,984,940
Investors Real Estate Trust	153,200	1,320,584
iStar Financial, Inc. *	125,500	1,585,065
JAVELIN Mortgage Investment Corp.	18,700	221,969
Kennedy-Wilson Holdings, Inc.	80,900	1,621,236
Kite Realty Group Trust	130,400	834,560
LaSalle Hotel Properties	149,726	4,648,992
Lexington Realty Trust	258,784	3,027,773
LTC Properties, Inc.	49,867	1,967,253
Medical Properties Trust, Inc.	230,300	3,003,112
Monmouth Real Estate Investment Corp., Class A	60,900	561,498
National Health Investors, Inc.	35,068	2,192,451
New Residential Investment Corp.	360,700	2,384,227
New York Mortgage Trust, Inc. (c)	91,500	587,430
NorthStar Realty Finance Corp.	341,700	3,188,061
One Liberty Properties, Inc.	18,700	395,318
Parkway Properties, Inc.	62,100	1,124,631
Pebblebrook Hotel Trust	90,800	2,742,160
Pennsylvania Real Estate Investment Trust	97,612	1,769,706
PennyMac Mortgage Investment Trust	100,400	2,316,228
Physicians Realty Trust	16,800	211,008
Potlatch Corp.	57,603	2,351,930
PS Business Parks, Inc.	26,438	2,154,433
RAIT Financial Trust	100,200	756,510
Ramco-Gershenson Properties Trust	85,200	1,385,352
Redwood Trust, Inc.	117,100	2,051,592
Resource Capital Corp.	178,500	1,097,775
Retail Opportunity Investments Corp.	102,600	1,518,480
Rexford Industrial Realty, Inc. *	24,200	329,604
RLJ Lodging Trust	178,100	4,498,806
Rouse Properties, Inc.	35,900	725,898
Ryman Hospitality Properties, Inc.	62,850	2,319,794
Sabra Health Care REIT, Inc.	56,066	1,508,175
Saul Centers, Inc.	10,800	507,600
Select Income REIT	31,200	859,560
Silver Bay Realty Trust Corp.	21,733	335,992
Sovran Self Storage, Inc.	46,726	3,574,072
STAG Industrial, Inc.	59,600	1,246,236
Strategic Hotels & Resorts, Inc. *	258,900	2,252,430
Summit Hotel Properties, Inc.	113,900	1,046,741
Sun Communities, Inc.	51,300	2,286,441
Sunstone Hotel Investors, Inc.	231,910	3,072,807
Tejon Ranch Co. *	19,092	706,786
Terreno Realty Corp.	35,600	632,968
The Geo Group, Inc.	103,180	3,639,159
Thomas Properties Group, Inc.	44,200	300,560
UMH Properties, Inc.	19,000	191,140
Universal Health Realty Income Trust	16,900	742,248
Urstadt Biddle Properties, Inc., Class A	34,600	683,004
Washington Real Estate Investment Trust	94,900	2,487,329
Western Asset Mortgage Capital Corp. (c)	34,600	557,406
Whitestone REIT	30,700	423,353
Winthrop Realty Trust	46,700	549,659
ZAIS Financial Corp.	8,000	139,200

		177,902,244

Retailing 4.0%
1-800-FLOWERS.COM, Inc., Class A *	34,800	188,964
Aeropostale, Inc. (c)*	115,000	1,068,350
America’s Car-Mart, Inc. *	11,500	526,010
ANN, Inc. *	69,000	2,439,840
Asbury Automotive Group, Inc. *	44,400	2,133,420
Barnes & Noble, Inc. *	57,600	813,888
Bebe Stores, Inc.	51,449	310,237
Big 5 Sporting Goods Corp.	22,600	427,366
Blue Nile, Inc. *	19,000	780,330
Body Central Corp. *	22,200	124,320
Brown Shoe Co., Inc.	62,275	1,397,451
Christopher & Banks Corp. *	51,800	298,886
Citi Trends, Inc. *	20,100	295,068
Conn’s, Inc. *	32,000	1,934,080
Core-Mark Holding Co., Inc.	16,200	1,145,826
Destination Maternity Corp.	18,400	574,816
Destination XL Group, Inc. *	56,400	391,980
Express, Inc. *	121,700	2,824,657
Five Below, Inc. *	46,700	2,253,742
Francesca’s Holdings Corp. *	62,800	1,129,772
Fred’s, Inc., Class A	52,800	855,360
Genesco, Inc. *	34,244	2,332,359
Gordmans Stores, Inc.	11,600	114,840
Group 1 Automotive, Inc.	32,400	2,073,600
Haverty Furniture Cos, Inc.	30,300	842,643

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
hhgregg, Inc. *	18,300	283,833
Hibbett Sports, Inc. *	37,775	2,203,416
HSN, Inc.	48,200	2,525,680
Jos. A. Bank Clothiers, Inc. *	41,718	2,001,630
Kirkland’s, Inc. *	22,400	397,600
Lithia Motors, Inc., Class A	31,900	2,004,915
Lumber Liquidators Holdings, Inc. *	39,600	4,521,924
MarineMax, Inc. *	31,100	458,103
Mattress Firm Holding Corp. *	19,200	577,152
Monro Muffler Brake, Inc.	45,750	2,104,500
New York & Co., Inc. *	36,400	186,368
Nutrisystem, Inc.	39,948	751,022
Office Depot, Inc. *	350,800	1,960,972
OfficeMax, Inc.	129,000	1,932,420
Orbitz Worldwide, Inc. *	41,700	385,308
Overstock.com, Inc. *	15,500	363,165
Pacific Sunwear of California, Inc. *	65,800	177,002
Penske Automotive Group, Inc.	62,616	2,480,846
PetMed Express, Inc.	29,500	437,780
Pier 1 Imports, Inc.	137,400	2,868,912
Pool Corp.	67,177	3,653,085
RadioShack Corp. (c)*	136,500	383,565
Rent-A-Center, Inc.	79,105	2,708,555
Restoration Hardware Holdings, Inc. *	25,200	1,757,448
RetailMeNot, Inc. *	13,400	437,108
Saks, Inc. *	148,800	2,379,312
Sears Hometown and Outlet Stores, Inc. *	12,300	342,678
Select Comfort Corp. *	79,600	1,458,272
Shoe Carnival, Inc.	20,250	526,297
Shutterfly, Inc. *	54,300	2,668,302
Sonic Automotive, Inc., Class A	55,500	1,236,540
Stage Stores, Inc.	46,827	966,978
Stein Mart, Inc.	44,300	654,311
Systemax, Inc.	14,500	137,750
The Bon-Ton Stores, Inc. (c)	19,300	220,985
The Buckle, Inc.	41,664	2,039,036
The Cato Corp., Class A	38,404	1,150,968
The Children’s Place Retail Stores, Inc. *	32,913	1,796,721
The Finish Line, Inc., Class A	71,619	1,793,340
The Men’s Wearhouse, Inc.	72,000	3,045,600
The Pep Boys - Manny, Moe & Jack *	74,800	967,912
The Wet Seal, Inc., Class A *	121,200	401,172
Tile Shop Holdings, Inc. *	26,300	587,279
Tilly’s, Inc., Class A *	12,600	183,456
Trans World Entertainment Corp.	15,100	65,383
Tuesday Morning Corp. *	65,800	931,070
ValueVision Media, Inc., Class A *	56,000	299,040
Vitacost.com, Inc. *	30,300	239,673
Vitamin Shoppe, Inc. *	43,100	2,021,821
VOXX International Corp. *	24,200	375,342
West Marine, Inc. *	24,500	299,145
Weyco Group, Inc.	9,100	261,443
Winmark Corp.	3,000	219,630
Zale Corp. *	46,300	723,669
Zumiez, Inc. *	30,100	892,164

		93,725,403

Semiconductors & Semiconductor Equipment 3.2%
Advanced Energy Industries, Inc. *	57,600	1,202,688
Alpha & Omega Semiconductor Ltd. *	28,000	206,080
Ambarella, Inc. *	26,400	542,520
Amkor Technology, Inc. *	116,018	616,056
ANADIGICS, Inc. *	117,100	236,542
Applied Micro Circuits Corp. *	104,365	1,216,896
ATMI, Inc. *	47,654	1,302,860
Axcelis Technologies, Inc. *	142,100	308,357
Brooks Automation, Inc.	93,731	903,567
Cabot Microelectronics Corp. *	32,800	1,341,192
Cavium, Inc. *	73,200	2,950,692
CEVA, Inc. *	33,700	482,921
Cirrus Logic, Inc. *	92,700	2,079,261
Cohu, Inc.	32,200	307,832
Cypress Semiconductor Corp. *	209,600	1,945,088
Diodes, Inc. *	54,281	1,314,686
DSP Group, Inc. *	31,400	233,930
Entegris, Inc. *	197,500	2,044,125
Entropic Communications, Inc. *	143,000	612,040
Exar Corp. *	58,500	674,505
FormFactor, Inc. *	76,873	401,277
GSI Technology, Inc. *	27,000	189,540
GT Advanced Technologies, Inc. *	168,600	1,264,500
Hittite Microwave Corp. *	46,609	2,977,849
Inphi Corp. *	37,200	548,328
Integrated Device Technology, Inc. *	187,900	1,999,256
Integrated Silicon Solutions, Inc. *	37,900	408,562
Intermolecular, Inc. *	19,000	110,200
International Rectifier Corp. *	102,800	2,676,912
Intersil Corp., Class A	180,300	2,012,148
IXYS Corp.	32,400	376,812
Kopin Corp. *	100,300	368,101
Lattice Semiconductor Corp. *	170,200	873,126
LTX-Credence Corp. *	66,300	406,419
M/A-COM Technology Solutions Holdings, Inc. *	15,100	260,777
MaxLinear, Inc., Class A *	30,400	263,264
Micrel, Inc.	67,505	621,046
Microsemi Corp. *	132,419	3,327,689
Mindspeed Technologies, Inc. (c)*	64,400	186,116
MKS Instruments, Inc.	77,299	2,291,142
Monolithic Power Systems, Inc.	52,400	1,668,416
MoSys, Inc. *	58,300	256,520
Nanometrics, Inc. *	32,200	598,276
NeoPhotonics Corp. *	26,800	190,012
NVE Corp. *	6,400	341,568
OmniVision Technologies, Inc. *	77,873	1,091,001
PDF Solutions, Inc. *	35,700	820,029
Peregrine Semiconductor Corp. *	37,700	306,878
Pericom Semiconductor Corp. *	33,500	270,680
Photronics, Inc. *	85,200	715,680
PLX Technology, Inc. *	59,600	359,984
PMC-Sierra, Inc. *	290,900	1,707,583
Power Integrations, Inc.	41,362	2,375,833
Rambus, Inc. *	167,900	1,467,446
RF Micro Devices, Inc. *	405,000	2,126,250
Rubicon Technology, Inc. (c)*	23,500	202,100
Rudolph Technologies, Inc. *	46,700	495,020

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Semtech Corp. *	96,029	2,987,462
Sigma Designs, Inc. *	43,000	233,920
Silicon Image, Inc. *	113,600	596,400
Spansion, Inc., Class A *	67,400	806,778
SunEdison, Inc. *	380,400	3,537,720
SunPower Corp. (c)*	59,400	1,793,286
Supertex, Inc.	14,800	377,548
Synaptics, Inc. *	47,700	2,218,050
Tessera Technologies, Inc.	76,490	1,454,840
TriQuint Semiconductor, Inc. *	232,700	1,845,311
Ultra Clean Holdings, Inc. *	31,900	296,989
Ultratech, Inc. *	40,000	951,600
Veeco Instruments, Inc. *	57,200	1,670,812

		75,848,894

Software & Services 9.1%
Accelrys, Inc. *	80,500	752,675
ACI Worldwide, Inc. *	57,215	3,153,691
Actuate Corp. *	67,700	542,277
Acxiom Corp. *	105,376	3,501,644
Advent Software, Inc.	46,528	1,561,014
American Software, Inc., Class A	30,400	266,000
Angie’s List, Inc. (c)*	60,200	848,218
Aspen Technology, Inc. *	135,400	5,176,342
AVG Technologies NV *	34,100	685,410
Bankrate, Inc. *	66,600	1,121,544
Bazaarvoice, Inc. *	68,500	642,530
Blackbaud, Inc.	65,869	2,371,284
Blackhawk Network Holdings, Inc. *	16,400	374,904
Blucora, Inc. *	58,400	1,379,992
Bottomline Technologies, Inc. *	53,200	1,671,544
Brightcove, Inc. *	40,100	612,327
BroadSoft, Inc. *	42,200	1,380,784
CACI International, Inc., Class A *	32,900	2,368,142
Callidus Software, Inc. *	55,900	578,565
Carbonite, Inc. *	15,500	205,220
Cardtronics, Inc. *	64,600	2,535,550
Cass Information Systems, Inc.	15,640	896,641
ChannelAdvisor Corp. *	8,500	296,310
CIBER, Inc. *	100,000	325,000
CommVault Systems, Inc. *	68,300	5,332,864
Computer Task Group, Inc.	20,200	346,026
comScore, Inc. *	50,900	1,360,048
Comverse, Inc. *	32,070	1,012,771
Constant Contact, Inc. *	44,200	1,145,222
Convergys Corp.	149,800	2,957,052
Cornerstone OnDemand, Inc. *	57,500	2,723,775
CoStar Group, Inc. *	41,075	7,269,864
CSG Systems International, Inc.	51,100	1,423,646
Cvent, Inc. *	9,200	285,108
Cyan, Inc. *	11,400	53,694
Dealertrack Technologies, Inc. *	62,036	2,313,943
Demand Media, Inc. *	51,600	246,648
Demandware, Inc. *	22,900	1,132,405
Dice Holdings, Inc. *	64,900	478,962
Digimarc Corp.	10,300	216,918
Digital River, Inc. *	52,800	941,952
E2open, Inc. *	21,000	472,500
EarthLink, Inc.	147,381	745,748
Ebix, Inc. (c)	44,300	504,134
eGain Corp. *	18,600	213,528
Ellie Mae, Inc. *	37,500	1,083,750
Envestnet, Inc. *	32,200	1,168,860
EPAM Systems, Inc. *	31,200	1,169,064
EPIQ Systems, Inc.	48,700	728,552
ePlus, Inc.	5,200	282,672
Euronet Worldwide, Inc. *	71,036	3,082,962
EVERTEC, Inc.	42,100	987,666
ExlService Holdings, Inc. *	46,500	1,344,315
Fair Isaac Corp.	51,100	2,927,008
FleetMatics Group plc *	23,300	739,775
Forrester Research, Inc.	19,717	765,217
Gigamon, Inc. *	11,100	341,658
Global Cash Access Holdings, Inc. *	91,800	761,940
Global Eagle Entertainment, Inc. *	30,600	311,508
Glu Mobile, Inc. (c)*	92,400	314,160
Gogo, Inc. (c)*	15,700	292,648
Guidance Software, Inc. *	31,700	277,058
Guidewire Software, Inc. *	70,300	3,565,616
Heartland Payment Systems, Inc.	51,800	2,095,310
Higher One Holdings, Inc. *	43,800	348,210
iGATE Corp. *	49,640	1,580,538
Imperva, Inc. *	28,800	1,104,192
Infoblox, Inc. *	71,400	3,173,730
Interactive Intelligence Group, Inc. *	22,100	1,358,045
Internap Network Services Corp. *	75,700	550,339
IntraLinks Holdings, Inc. *	61,900	643,141
j2 Global, Inc.	65,428	3,597,231
Jive Software, Inc. *	56,400	614,196
Limelight Networks, Inc. *	90,900	174,528
Lionbridge Technologies, Inc. *	82,500	359,700
Liquidity Services, Inc. (c)*	35,400	924,294
LivePerson, Inc. *	78,700	735,058
LogMeIn, Inc. *	34,700	1,120,810
Luxoft Holding, Inc. *	6,700	195,774
Manhattan Associates, Inc. *	27,747	2,955,333
ManTech International Corp., Class A	34,500	963,930
Marchex, Inc., Class B	28,600	255,112
Marin Software, Inc. *	13,100	151,829
Marketo, Inc. *	9,900	334,224
MAXIMUS, Inc.	98,696	4,781,821
Mentor Graphics Corp.	135,967	3,002,151
MicroStrategy, Inc., Class A *	13,662	1,666,627
Millennial Media, Inc. (c)*	50,300	353,609
Mitek Systems, Inc. *	31,700	167,693
Model N, Inc. (c)*	11,600	104,284
ModusLink Global Solutions, Inc. *	58,700	241,844
MoneyGram International, Inc. *	29,500	622,745
Monotype Imaging Holdings, Inc.	54,500	1,537,990
Monster Worldwide, Inc. *	166,500	719,280
Move, Inc. *	57,400	974,078
Net Element International, Inc. (c)*	18,500	87,505
NetScout Systems, Inc. *	52,000	1,472,640
NIC, Inc.	92,200	2,269,964
OpenTable, Inc. *	33,100	2,299,788
Pegasystems, Inc.	26,600	1,012,396
Perficient, Inc. *	47,700	862,893
Planet Payment, Inc. *	60,600	164,832
PRGX Global, Inc. *	41,500	297,970

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Progress Software Corp. *	82,820	2,150,007
Proofpoint, Inc. *	31,100	984,004
PROS Holdings, Inc. *	31,300	1,106,455
PTC, Inc. *	173,200	4,801,104
QAD, Inc., Class A	8,800	131,296
Qlik Technologies, Inc. *	125,300	3,175,102
Qualys, Inc. *	21,200	440,960
QuinStreet, Inc. *	44,900	399,161
Rally Software Development Corp. *	9,800	262,934
RealNetworks, Inc. *	28,257	216,731
RealPage, Inc. *	66,300	1,626,339
Reis, Inc. *	11,900	214,081
Responsys, Inc. *	56,000	915,040
Rosetta Stone, Inc. *	14,700	223,146
Sapiens International Corp. N.V.	19,400	125,130
Sapient Corp. *	157,363	2,487,909
SciQuest, Inc. *	32,500	709,800
SeaChange International, Inc. *	46,700	662,673
ServiceSource International, Inc. *	87,100	942,422
Shutterstock, Inc. *	10,600	750,480
Silver Spring Networks, Inc. *	8,400	183,456
Spark Networks, Inc. *	25,100	179,716
SPS Commerce, Inc. *	21,400	1,458,410
SS&C Technologies Holdings, Inc. *	83,000	3,261,900
Stamps.com, Inc. *	19,400	881,536
Support.com, Inc. *	64,900	289,454
Sykes Enterprises, Inc. *	54,193	1,014,493
Synchronoss Technologies, Inc. *	41,500	1,436,730
Syntel, Inc.	22,900	1,965,736
Take-Two Interactive Software, Inc. *	115,004	2,059,722
Tangoe, Inc. *	44,200	844,220
TechTarget, Inc. (c)*	59,900	300,698
TeleCommunication Systems, Inc., Class A *	67,800	154,584
TeleNav, Inc. *	22,100	160,225
TeleTech Holdings, Inc. *	28,400	751,748
Textura, Corp. *	7,500	287,475
The Active Network, Inc. *	77,000	1,111,880
The Hackett Group, Inc.	40,800	290,496
The Ultimate Software Group, Inc. *	39,800	6,148,304
TiVo, Inc. *	182,303	2,422,807
Travelzoo, Inc. *	9,800	210,994
Tremor Video, Inc. *	14,600	140,744
Trulia, Inc. *	38,905	1,555,033
Tyler Technologies, Inc. *	44,900	4,342,279
Unisys Corp. *	65,050	1,714,068
United Online, Inc. *	140,487	1,213,808
Unwired Planet, Inc. *	122,695	198,766
ValueClick, Inc. *	107,400	2,063,154
VASCO Data Security International, Inc. *	40,200	301,902
Verint Systems, Inc. *	75,105	2,742,835
VirnetX Holding Corp. (c)*	60,000	1,304,400
Virtusa Corp. *	29,100	904,428
VistaPrint N.V. (c)*	46,500	2,513,325
Vocus, Inc. *	28,300	244,795
Vringo, Inc. (c)*	95,600	269,592
Web.com Group, Inc. *	59,800	1,611,610
WebMD Health Corp. *	50,000	1,761,000
WEX, Inc. *	55,976	5,225,360
XO Group, Inc. *	39,800	552,424
Xoom Corp. *	10,400	309,400
Yelp, Inc. *	42,400	2,872,600
YuMe, Inc. (c)*	12,100	99,704
Zillow, Inc., Class A *	34,900	2,779,087
Zix Corp. *	88,900	362,712

		213,266,863

Technology Hardware & Equipment 4.8%
ADTRAN, Inc.	84,500	1,984,060
Aeroflex Holding Corp. *	26,600	206,150
Agilysys, Inc. *	24,000	282,000
Alliance Fiber Optic Products, Inc. (c)	16,400	304,548
Anaren, Inc. *	15,800	394,684
Anixter International, Inc. *	38,600	3,299,914
ARRIS Group, Inc. *	166,060	2,965,832
Aruba Networks, Inc. *	164,100	3,078,516
Audience, Inc. *	13,700	156,454
Aviat Networks, Inc. *	81,200	167,272
Avid Technology, Inc. *	39,705	295,802
Badger Meter, Inc.	20,203	1,050,758
Bel Fuse, Inc., Class B	14,100	296,664
Belden, Inc.	62,800	4,223,928
Benchmark Electronics, Inc. *	81,294	1,847,813
Black Box Corp.	24,092	603,264
CalAmp Corp. *	50,100	1,178,853
Calix, Inc. *	58,800	597,996
Checkpoint Systems, Inc. *	61,644	1,049,181
Ciena Corp. *	144,700	3,367,169
Cognex Corp.	125,118	3,909,937
Coherent, Inc.	34,651	2,293,550
Comtech Telecommunications Corp.	24,500	735,490
Control4 Corp. *	7,000	115,150
Cray, Inc. *	56,400	1,261,104
CTS Corp.	46,000	856,520
Daktronics, Inc.	50,700	606,372
Datalink Corp. *	27,300	280,371
Digi International, Inc. *	33,900	341,712
DTS, Inc. *	24,942	498,840
Electro Rent Corp.	25,200	457,128
Electro Scientific Industries, Inc.	39,800	476,804
Electronics for Imaging, Inc. *	68,609	2,353,975
Emulex Corp. *	129,190	972,801
Extreme Networks, Inc. *	135,200	724,672
Fabrinet *	40,400	676,296
FARO Technologies, Inc. *	25,200	1,197,000
FEI Co.	59,700	5,318,076
Finisar Corp. *	133,200	3,064,932
Fusion-io, Inc. *	108,400	1,165,300
Globecomm Systems, Inc. *	34,300	481,229
GSI Group, Inc. *	40,000	399,200
Harmonic, Inc. *	160,700	1,174,717
Hutchinson Technology, Inc. *	33,400	124,248
Imation Corp. *	40,200	186,930
Immersion Corp. *	38,200	485,904
Infinera Corp. *	164,500	1,679,545
Insight Enterprises, Inc. *	65,500	1,380,085

34 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
InterDigital, Inc.	59,200	2,294,000
InvenSense, Inc. (c)*	80,900	1,366,401
Itron, Inc. *	56,400	2,406,588
Ixia *	80,464	1,140,980
KEMET Corp. *	59,100	335,097
KVH Industries, Inc. *	19,900	273,426
Littelfuse, Inc.	31,800	2,703,954
Maxwell Technologies, Inc. *	43,400	325,500
Measurement Specialties, Inc. *	23,400	1,304,082
Mercury Systems, Inc. *	44,600	411,212
Mesa Laboratories, Inc.	3,600	250,668
Methode Electronics, Inc.	56,700	1,450,386
MTS Systems Corp.	23,775	1,552,983
Multi-Fineline Electronix, Inc. *	12,100	162,261
Neonode, Inc. (c)*	51,200	276,992
NETGEAR, Inc. *	55,500	1,596,180
Newport Corp. *	57,700	915,699
Numerex Corp., Class A *	16,600	196,046
Oplink Communications, Inc. *	26,200	478,150
OSI Systems, Inc. *	30,100	2,192,484
Park Electrochemical Corp.	29,300	821,865
ParkerVision, Inc. (a)(c)*	117,300	321,402
PC Connection, Inc.	12,500	249,875
PC-Tel, Inc.	25,400	233,934
Plantronics, Inc.	61,493	2,640,509
Plexus Corp. *	48,962	1,874,265
Procera Networks, Inc. *	28,000	396,200
QLogic Corp. *	130,100	1,606,735
Quantum Corp. *	321,700	398,908
Radisys Corp. *	38,000	114,760
RealD, Inc. *	60,400	417,968
Richardson Electronics Ltd.	18,900	217,728
Rofin-Sinar Technologies, Inc. *	40,036	1,050,945
Rogers Corp. *	24,367	1,485,412
Ruckus Wireless, Inc. *	62,100	900,450
Sanmina Corp. *	119,200	1,735,552
ScanSource, Inc. *	40,578	1,560,630
ShoreTel, Inc. *	83,900	667,005
Silicon Graphics International Corp. *	53,400	681,918
Sonus Networks, Inc. *	309,258	927,774
Speed Commerce, Inc. *	57,100	209,557
Super Micro Computer, Inc. *	45,400	631,968
Symmetricom, Inc. *	58,000	415,860
SYNNEX Corp. *	38,600	2,366,180
Tellabs, Inc.	540,100	1,317,844
TESSCO Technologies, Inc.	7,400	262,182
TTM Technologies, Inc. *	72,500	634,375
Ubiquiti Networks, Inc.	17,300	667,434
Uni-Pixel, Inc. (c)*	14,400	236,880
Universal Display Corp. *	58,400	1,862,960
ViaSat, Inc. *	56,419	3,730,424
Viasystems Group, Inc. *	7,000	105,000
Vishay Precision Group, Inc. *	16,500	270,600
Westell Technologies, Inc., Class A *	71,100	255,249
Zygo Corp. *	23,500	362,840

		113,835,023

Telecommunication Services 0.7%
8x8, Inc. *	108,600	1,244,556
Atlantic Tele-Network, Inc.	12,600	698,292
Boingo Wireless, Inc. *	21,700	147,126
Cbeyond, Inc. *	37,400	240,856
Cincinnati Bell, Inc. *	303,745	868,710
Cogent Communications Group, Inc.	68,300	2,399,379
Consolidated Communications Holdings, Inc.	57,625	1,073,554
Fairpoint Communications, Inc. (c)*	28,900	269,926
General Communication, Inc., Class A *	50,300	478,353
Hawaiian Telcom Holdco, Inc. *	14,100	374,778
HickoryTech Corp.	17,900	239,502
IDT Corp., Class B	23,500	514,415
inContact, Inc. *	76,100	577,599
Inteliquent, Inc.	46,400	596,240
Iridium Communications, Inc. *	91,500	551,745
Leap Wireless International, Inc. *	77,700	1,250,970
Lumos Networks Corp.	20,100	442,401
magicJack VocalTec Ltd. *	26,400	297,792
NII Holdings, Inc. (c)*	245,200	843,488
NTELOS Holdings Corp.	20,150	383,656
ORBCOMM, Inc. *	46,400	279,792
Premiere Global Services, Inc. *	70,000	630,700
PTGi Holding, Inc.	16,700	58,784
Shenandoah Telecommunications Co.	34,800	965,004
Straight Path Communications, Inc., Class B *	11,750	64,155
Towerstream Corp. (c)*	103,600	248,640
USA Mobility, Inc.	36,500	544,580
Vonage Holdings Corp. *	218,500	815,005

		17,099,998

Transportation 1.7%
Air Transport Services Group, Inc. *	72,100	522,004
Allegiant Travel Co.	21,600	2,252,232
Arkansas Best Corp.	36,672	1,003,713
Atlas Air Worldwide Holdings, Inc. *	37,400	1,384,922
Celadon Group, Inc.	26,900	498,726
Echo Global Logistics, Inc. *	25,400	467,614
Forward Air Corp.	42,982	1,739,911
Hawaiian Holdings, Inc. (c)*	75,200	620,400
Heartland Express, Inc.	67,500	969,300
Hub Group, Inc., Class A *	53,492	1,964,761
International Shipholding Corp.	7,300	181,186
JetBlue Airways Corp. *	334,400	2,370,896
Knight Transportation, Inc.	88,400	1,500,148
Marten Transport Ltd.	37,700	665,028
Matson, Inc.	60,800	1,647,072
Pacer International, Inc. *	46,900	374,262
Park-Ohio Holdings Corp. *	13,800	571,458
Patriot Transportation Holding, Inc. *	8,700	321,639
Quality Distribution, Inc. *	29,300	301,204
Republic Airways Holdings, Inc. *	74,100	872,898
Roadrunner Transportation Systems, Inc. *	29,200	773,800
Saia, Inc. *	35,100	1,141,803
SkyWest, Inc.	73,612	1,107,125

See financial notes 35

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Spirit Airlines, Inc. *	86,000	3,710,900
Swift Transportation Co. (c)*	119,500	2,603,905
Ultrapetrol Bahamas Ltd. (c)*	33,800	121,680
Universal Truckload Services, Inc.	7,300	194,618
US Airways Group, Inc. *	276,500	6,074,705
Uti Worldwide, Inc.	129,300	1,965,360
Werner Enterprises, Inc.	64,643	1,497,132
Wesco Aircraft Holdings, Inc. *	58,700	1,075,384
XPO Logistics, Inc. (c)*	41,900	845,542
YRC Worldwide, Inc. (c)*	13,400	127,032

		41,468,360

Utilities 3.0%
ALLETE, Inc.	56,890	2,874,652
American States Water Co.	55,500	1,580,640
Artesian Resources Corp., Class A	10,500	240,450
Atlantic Power Corp.	168,900	758,361
Avista Corp.	85,912	2,387,494
Black Hills Corp.	64,298	3,261,195
California Water Service Group	67,074	1,462,213
Chesapeake Utilities Corp.	13,800	750,858
Cleco Corp.	88,500	4,101,090
Connecticut Water Service, Inc.	15,000	480,750
Consolidated Water Co., Ltd.	19,500	293,280
Delta Natural Gas Co., Inc.	9,300	207,576
Dynegy, Inc. *	142,600	2,770,718
El Paso Electric Co.	58,716	2,065,042
Genie Energy Ltd., Class B *	18,600	192,138
IDACORP, Inc.	72,800	3,756,480
MGE Energy, Inc.	33,960	1,912,288
Middlesex Water Co.	26,200	543,126
New Jersey Resources Corp.	60,000	2,761,800
Northwest Natural Gas Co.	39,895	1,732,640
NorthWestern Corp.	54,012	2,475,910
NRG Yield, Inc., Class A *	32,100	1,136,982
Ormat Technologies, Inc.	24,000	625,680
Otter Tail Corp.	51,209	1,527,564
Piedmont Natural Gas Co., Inc.	108,000	3,687,120
PNM Resources, Inc.	114,000	2,726,880
Portland General Electric Co.	109,900	3,154,130
Pure Cycle Corp. *	24,500	163,660
SJW Corp.	24,600	694,458
South Jersey Industries, Inc.	45,860	2,730,963
Southwest Gas Corp.	66,296	3,597,221
The Empire District Electric Co.	62,100	1,396,629
The Laclede Group, Inc.	46,577	2,192,379
UIL Holdings Corp.	81,310	3,132,061
Unitil Corp.	22,100	667,862
UNS Energy Corp.	59,117	2,925,109
WGL Holdings, Inc.	74,800	3,366,748
York Water Co.	17,000	352,070

		70,686,217

Total Common Stock
(Cost $1,537,930,364)		2,275,773,764

Rights 0.0% of net assets

Banks 0.0%
Peapack-Gladstone Financial Corp. (a)(b)*	12,200	—

Consumer Services 0.0%
Caesars Entertainment Corp. (a)(b)*	56,900	—

Total Rights
(Cost $—)		—

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (a)(b)*	24,500	—

Total Warrants
(Cost $—)		—

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.9% of net assets

Time Deposits 3.8%
Bank of Tokyo Mitsubishi
0.03%, 11/01/13	17,919,737	17,919,737
DNB
0.03%, 11/01/13	70,794,629	70,794,629

		88,714,366

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (d)(e)	3,650,000	3,649,976

Total Short-Term Investments
(Cost $92,364,342)		92,364,342

End of Investments.

36 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 3.9% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	90,885,937	90,885,937

Total Collateral Invested for Securities on Loan
(Cost $90,885,937)		90,885,937

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $1,639,221,728 and the unrealized appreciation and depreciation were $829,827,183 and ($100,910,805), respectively, with a net unrealized appreciation of $728,916,378.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $88,014,699.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	650	71,357,000	3,155,461

See financial notes 37

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.9%	Common Stock	1,956,313,008	3,083,859,605
0.0%	Warrants	2	5
2.9%	Short-Term Investments	92,110,148	92,110,148

99.8%	Total Investments	2,048,423,158	3,175,969,758
0.6%	Collateral Invested for Securities on Loan	19,098,378	19,098,378
(0.4%)	Other Assets and Liabilities, Net		(11,681,245)

100.0%	Net Assets		3,183,386,891

	Number	Value
Security	of Shares	($)

Common Stock 96.9% of net assets

Automobiles & Components 1.2%
Allison Transmission Holdings, Inc.	9,600	233,760
American Axle & Manufacturing Holdings, Inc. *	8,300	154,463
Autoliv, Inc.	14,700	1,311,681
BorgWarner, Inc.	18,300	1,887,279
Cooper Tire & Rubber Co.	8,900	231,489
Dana Holding Corp.	24,800	486,080
Delphi Automotive plc	46,100	2,636,920
Dorman Products, Inc.	5,000	243,050
Drew Industries, Inc.	5,400	271,404
Federal-Mogul Corp. *	12,900	264,321
Ford Motor Co.	621,236	10,629,348
General Motors Co. *	148,400	5,483,380
Gentex Corp.	20,600	606,464
Harley-Davidson, Inc.	35,000	2,241,400
Johnson Controls, Inc.	108,200	4,993,430
Lear Corp.	14,000	1,083,460
Modine Manufacturing Co. *	12,100	161,172
Standard Motor Products, Inc.	7,500	271,200
Stoneridge, Inc. *	13,100	167,156
Strattec Security Corp.	1,500	60,780
Tenneco, Inc. *	8,780	465,955
Tesla Motors, Inc. *	12,800	2,047,232
The Goodyear Tire & Rubber Co.	40,500	849,690
Thor Industries, Inc.	7,500	435,075
TRW Automotive Holdings Corp. *	18,500	1,389,535
Visteon Corp. *	8,000	616,720
Winnebago Industries, Inc. *	7,400	219,484

		39,441,928

Banks 3.3%
1st Source Corp.	5,528	173,469
Ameris Bancorp *	6,348	116,168
Arrow Financial Corp.	3,390	87,496
Associated Banc-Corp.	25,000	406,500
Astoria Financial Corp.	19,300	254,953
BancFirst Corp.	2,300	127,811
BancorpSouth, Inc.	10,112	223,475
Bank Mutual Corp.	18,268	116,185
Bank of Hawaii Corp.	6,500	376,870
Bank of the Ozarks, Inc.	5,600	277,088
BankUnited, Inc.	10,300	316,931
Banner Corp.	3,171	121,322
BB&T Corp.	110,958	3,769,243
BBCN Bancorp, Inc.	19,100	283,253
Beneficial Mutual Bancorp, Inc. *	24,500	238,875
Berkshire Bancorp, Inc.	3,600	27,792
Berkshire Hills Bancorp, Inc.	8,000	202,960
BOK Financial Corp.	3,740	229,000
Boston Private Financial Holdings, Inc.	12,129	138,149
Brookline Bancorp, Inc.	11,705	103,823
Bryn Mawr Bank Corp.	3,400	94,724
Camco Financial Corp. *	700	4,340
Camden National Corp.	2,500	100,875
Capital Bank Financial Corp., Class A *	3,500	77,770
Capital City Bank Group, Inc. *	6,875	84,563
CapitalSource, Inc.	32,900	430,332
Capitol Federal Financial, Inc.	21,963	278,271
Cardinal Financial Corp.	3,700	61,050
Cathay General Bancorp	9,200	226,596
Central Pacific Financial Corp.	5,169	95,213
Century Bancorp, Inc., Class A	800	26,000
Chemical Financial Corp.	5,383	157,668
CIT Group, Inc. *	31,200	1,502,592
City Holding Co.	4,800	218,400
City National Corp.	7,000	504,770
Columbia Banking System, Inc.	9,951	255,641
Comerica, Inc.	27,659	1,197,635
Commerce Bancshares, Inc.	10,984	505,374
Community Bank System, Inc.	6,400	232,384
Community Trust Bancorp, Inc.	2,487	105,921
Cullen/Frost Bankers, Inc.	9,100	644,189
CVB Financial Corp.	19,411	282,236
Dime Community Bancshares, Inc.	6,875	112,475
Eagle Bancorp, Inc. *	7,880	208,426
East West Bancorp, Inc.	19,600	660,324
EverBank Financial Corp.	15,400	232,848
F.N.B. Corp.	19,661	245,959
Fifth Third Bancorp	139,114	2,647,339
First BanCorp *	26,579	147,513
First Busey Corp.	20,200	104,434
First Citizens BancShares, Inc., Class A	900	190,557
First Commonwealth Financial Corp.	13,504	117,350
First Financial Bancorp	10,339	160,461
First Financial Bankshares, Inc.	4,100	252,191
First Financial Corp.	2,600	89,804
First Financial Holdings, Inc.	5,584	334,649

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Horizon National Corp.	32,816	349,490
First Interstate BancSystem, Inc.	8,900	223,479
First Merchants Corp.	9,041	169,971
First Midwest Bancorp, Inc.	15,825	263,170
First Niagara Financial Group, Inc.	50,265	554,423
First Republic Bank	19,600	1,000,972
First United Corp. *	2,200	18,040
Firstmerit Corp.	24,489	550,023
Flagstar Bancorp, Inc. *	8,060	130,653
Flushing Financial Corp.	6,800	136,612
Fulton Financial Corp.	28,262	345,079
Glacier Bancorp, Inc.	10,497	290,032
Great Southern Bancorp, Inc.	3,400	95,472
Hancock Holding Co.	12,344	404,636
Hawthorn Bancshares, Inc.	911	12,581
Heartland Financial USA, Inc.	2,500	66,225
Heritage Financial Corp.	6,135	98,958
Home Bancshares, Inc.	11,500	389,620
Home Loan Servicing Solutions Ltd.	10,400	245,544
Hudson City Bancorp, Inc.	69,231	621,694
Huntington Bancshares, Inc.	127,599	1,122,871
IBERIABANK Corp.	3,875	226,416
Independent Bank Corp.	3,000	107,640
Independent Bank Corp., Michigan *	431	4,189
International Bancshares Corp.	7,784	177,864
Investors Bancorp, Inc.	9,600	227,616
Kearny Financial Corp. *	9,000	94,500
KeyCorp	148,290	1,858,074
Lakeland Financial Corp.	3,700	131,683
M&T Bank Corp.	20,549	2,312,379
MainSource Financial Group, Inc.	5,535	89,778
MB Financial, Inc.	8,133	241,550
Merchants Bancshares, Inc.	3,650	109,427
MGIC Investment Corp. *	45,600	371,184
MutualFirst Financial, Inc.	2,000	34,000
National Bank Holdings Corp., Class A	7,800	163,800
National Penn Bancshares, Inc.	17,675	183,290
Nationstar Mortgage Holdings, Inc. *	5,500	282,260
NBT Bancorp, Inc.	11,500	280,255
New York Community Bancorp, Inc.	64,985	1,053,407
North Valley Bancorp *	300	5,670
Northfield Bancorp, Inc.	15,765	203,841
Northrim BanCorp, Inc.	4,281	107,453
Northwest Bancshares, Inc.	19,350	270,707
OceanFirst Financial Corp.	7,150	125,769
Ocwen Financial Corp. *	18,620	1,047,003
OFG Bancorp	8,163	120,894
Old National Bancorp	16,800	244,272
Oritani Financial Corp.	6,000	97,320
PacWest Bancorp	6,000	228,300
Park National Corp.	2,845	225,381
People’s United Financial, Inc.	49,587	715,540
Peoples Financial Corp.	3,000	37,470
Pinnacle Financial Partners, Inc. *	6,475	200,725
Popular, Inc. *	14,720	371,680
Premier Financial Bancorp, Inc.	2,645	31,793
PrivateBancorp, Inc.	8,000	194,880
Prosperity Bancshares, Inc.	8,800	549,560
Provident Financial Holdings, Inc.	4,350	65,946
Provident Financial Services, Inc.	14,017	262,679
Radian Group, Inc.	24,500	356,965
Regions Financial Corp.	218,562	2,104,752
Renasant Corp.	5,410	155,159
Republic Bancorp, Inc., Class A	6,521	150,113
Roma Financial Corp. *	5,900	114,814
S&T Bancorp, Inc.	4,400	107,888
S.Y. Bancorp, Inc.	3,670	110,137
Sandy Spring Bancorp, Inc.	5,900	144,491
Seacoast Banking Corp. of Florida *	19,680	44,870
Shore Bancshares, Inc. *	1,250	11,438
Signature Bank *	6,700	682,194
Simmons First National Corp., Class A	4,000	130,960
Southside Bancshares, Inc.	4,515	123,260
Southwest Bancorp, Inc. *	7,800	124,878
State Bank Financial Corp.	6,200	105,772
StellarOne Corp.	6,000	139,680
Sterling Bancorp *	9,018	133,016
Sterling Financial Corp.	9,700	280,912
Suffolk Bancorp *	4,600	89,930
Sun Bancorp, Inc. *	19,318	63,749
SunTrust Banks, Inc.	83,142	2,796,897
Susquehanna Bancshares, Inc.	27,568	324,889
SVB Financial Group *	6,400	612,992
Synovus Financial Corp.	154,300	501,475
Taylor Capital Group, Inc. *	8,900	204,700
TCF Financial Corp.	22,900	347,622
Texas Capital Bancshares, Inc. *	5,400	281,070
TFS Financial Corp. *	19,500	236,730
The First of Long Island Corp.	4,000	157,400
The PNC Financial Services Group, Inc.	84,032	6,178,873
Timberland Bancorp, Inc.	2,000	17,740
Tompkins Financial Corp.	4,024	198,464
TowneBank	3,800	55,328
Tree.com, Inc.	4,444	131,142
TriCo Bancshares	5,400	136,566
TrustCo Bank Corp.	20,657	138,815
Trustmark Corp.	8,562	232,544
U.S. Bancorp	288,731	10,786,990
UMB Financial Corp.	5,274	310,744
Umpqua Holdings Corp.	15,743	257,713
Union First Market Bankshares Corp.	7,050	170,046
United Bankshares, Inc. (c)	7,400	218,892
United Community Banks, Inc. *	11,678	182,060
Valley National Bancorp (c)	30,542	297,785
ViewPoint Financial Group, Inc.	4,900	106,869
Walker & Dunlop, Inc. *	9,700	125,906
Washington Federal, Inc.	14,942	340,379
Washington Trust Bancorp, Inc.	3,600	118,404
Webster Financial Corp.	15,963	445,208
Wells Fargo & Co.	761,906	32,525,767
WesBanco, Inc.	4,456	131,006
Westamerica Bancorp	5,200	267,696
Western Alliance Bancorp *	16,600	351,090
Wilshire Bancorp, Inc.	9,900	83,853
Wintrust Financial Corp.	5,800	252,358

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
WSFS Financial Corp.	2,000	140,020
Zions Bancorp	27,525	780,884

		105,949,872

Capital Goods 8.1%
3M Co.	102,400	12,887,040
A.O. Smith Corp.	11,300	583,645
AAON, Inc.	6,853	185,100
AAR Corp.	5,000	146,400
Aceto Corp.	7,900	126,005
Actuant Corp., Class A	10,280	386,117
Acuity Brands, Inc.	6,000	603,060
AECOM Technology Corp. *	16,100	511,658
Aegion Corp. *	4,300	88,150
Aerovironment, Inc. *	4,200	113,862
AGCO Corp.	15,462	902,672
Air Lease Corp.	13,100	385,140
Aircastle Ltd.	14,100	266,067
Alamo Group, Inc.	2,500	117,975
Albany International Corp., Class A	3,918	144,222
Alliant Techsystems, Inc.	4,437	483,056
Altra Holdings, Inc.	4,300	130,591
American Railcar Industries, Inc. (c)	2,800	114,688
American Science & Engineering, Inc.	2,000	131,560
American Superconductor Corp. *	5,200	11,336
American Woodmark Corp. *	4,000	135,680
AMETEK, Inc.	38,325	1,833,085
Ampco-Pittsburgh Corp.	4,500	82,845
Apogee Enterprises, Inc.	6,600	206,448
Applied Industrial Technologies, Inc.	6,525	308,698
Armstrong World Industries, Inc. *	5,500	293,865
Astec Industries, Inc.	5,700	192,717
Astronics Corp. *	3,438	168,668
Astronics Corp., Class B *	687	33,175
AZZ, Inc.	3,500	157,150
B/E Aerospace, Inc. *	15,500	1,257,980
Barnes Group, Inc.	6,600	234,564
Beacon Roofing Supply, Inc. *	6,600	229,086
Blount International, Inc. *	15,900	193,662
Brady Corp., Class A	6,400	186,816
Breeze-Eastern Corp. *	500	4,663
Briggs & Stratton Corp.	6,500	119,210
Builders FirstSource, Inc. *	17,100	126,711
Carlisle Cos., Inc.	9,200	668,656
Caterpillar, Inc.	102,600	8,552,736
Chart Industries, Inc. *	4,400	472,868
Chicago Bridge & Iron Co., N.V.	16,400	1,215,076
CIRCOR International, Inc.	3,750	276,637
CLARCOR, Inc.	7,300	426,904
Coleman Cable, Inc.	4,500	110,700
Colfax Corp. *	14,200	794,632
Columbus McKinnon Corp. *	4,300	111,843
Comfort Systems USA, Inc.	7,700	143,451
Crane Co.	8,000	508,000
Cubic Corp.	4,500	236,250
Cummins, Inc.	27,200	3,454,944
Curtiss-Wright Corp.	6,600	328,548
Danaher Corp.	94,300	6,798,087
Deere & Co.	61,000	4,992,240
DigitalGlobe, Inc. *	12,322	392,086
Donaldson Co., Inc.	22,100	875,381
Dover Corp.	26,100	2,395,719
Ducommun, Inc. *	3,200	79,552
DXP Enterprises, Inc. *	1,700	156,230
Dycom Industries, Inc. *	5,300	157,145
Eaton Corp. plc	74,877	5,283,321
EMCOR Group, Inc.	9,400	348,364
Emerson Electric Co.	112,200	7,514,034
Encore Wire Corp.	2,500	123,825
EnerSys, Inc.	7,500	497,625
Engility Holdings, Inc. *	4,116	127,473
EnPro Industries, Inc. *	3,000	179,010
ESCO Technologies, Inc.	3,900	140,712
Esterline Technologies Corp. *	4,400	352,704
Exelis, Inc.	27,400	451,826
Fastenal Co.	42,300	2,106,540
Federal Signal Corp. *	12,800	175,232
Flow International Corp. *	17,000	67,830
Flowserve Corp.	23,300	1,618,651
Fluor Corp.	26,400	1,959,408
Fortune Brands Home & Security, Inc.	26,000	1,120,080
Foster Wheeler AG *	15,200	410,248
Franklin Electric Co., Inc.	5,600	211,960
FreightCar America, Inc.	2,500	55,600
FuelCell Energy, Inc. (c)*	29,400	39,396
Furmanite Corp. *	7,200	81,000
GATX Corp.	6,600	340,230
GenCorp, Inc. *	11,600	194,880
Generac Holdings, Inc.	10,000	493,500
General Cable Corp.	6,700	220,631
General Dynamics Corp.	52,100	4,513,423
General Electric Co.	1,614,166	42,194,299
Gibraltar Industries, Inc. *	6,300	100,863
Graco, Inc.	8,812	680,815
GrafTech International Ltd. *	16,600	147,740
Granite Construction, Inc.	8,150	263,652
Great Lakes Dredge & Dock Corp.	11,600	94,192
Griffon Corp.	15,100	189,203
H&E Equipment Services, Inc. *	6,800	170,204
Hardinge, Inc.	4,800	70,992
Harsco Corp.	11,300	315,044
HD Supply Holdings, Inc. *	8,300	167,577
HEICO Corp.	8,375	448,732
Hexcel Corp. *	14,500	613,495
Honeywell International, Inc.	122,862	10,655,821
Hubbell, Inc., Class B	7,900	849,566
Huntington Ingalls Industries, Inc.	6,972	498,847
Hyster-Yale Materials Handling, Inc.	2,300	180,412
IDEX Corp.	13,925	962,914
II-VI, Inc. *	13,000	221,780
Illinois Tool Works, Inc.	64,900	5,113,471
Ingersoll-Rand plc	43,300	2,924,049
Integrated Electrical Services, Inc. *	5,105	23,789
ITT Corp.	13,500	536,355
Jacobs Engineering Group, Inc. *	20,800	1,265,056
John Bean Technologies Corp.	4,983	135,438
Joy Global, Inc.	16,350	927,862

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kadant, Inc.	3,001	107,436
Kaman Corp.	3,000	111,540
KBR, Inc.	24,000	828,960
Kennametal, Inc.	11,300	519,800
Kratos Defense & Security Solutions, Inc. *	10,180	86,326
L-3 Communications Holdings, Inc.	13,600	1,366,120
L.B. Foster Co., Class A	1,400	65,450
Lawson Products, Inc. *	5,500	72,160
Layne Christensen Co. *	4,500	87,030
Lennox International, Inc.	6,771	528,544
Lincoln Electric Holdings, Inc.	13,600	941,664
Lindsay Corp.	1,800	136,818
Lockheed Martin Corp.	41,952	5,593,880
Lydall, Inc. *	5,500	100,210
Magnetek, Inc. *	1,650	29,898
Masco Corp.	53,300	1,126,229
MasTec, Inc. *	8,550	273,343
Meritor, Inc. *	22,600	155,262
Moog, Inc., Class A *	7,587	453,172
MRC Global, Inc. *	15,600	436,020
MSC Industrial Direct Co., Inc., Class A	6,900	526,953
Mueller Industries, Inc.	3,400	204,986
Mueller Water Products, Inc., Class A	23,139	198,301
MYR Group, Inc. *	2,800	74,060
National Presto Industries, Inc.	2,900	204,595
Navistar International Corp. *	11,600	419,456
NCI Building Systems, Inc. *	8,780	126,695
NN, Inc.	1,800	28,944
Nordson Corp.	9,500	684,855
Nortek, Inc. *	1,800	126,306
Northrop Grumman Corp.	36,332	3,906,053
Omega Flex, Inc.	700	14,238
Orbital Sciences Corp. *	12,600	290,682
Oshkosh Corp. *	12,900	613,911
Owens Corning *	18,700	671,891
PACCAR, Inc.	56,125	3,120,550
Pall Corp.	16,600	1,336,632
Parker Hannifin Corp.	23,100	2,696,232
Pentair Ltd.	32,728	2,195,722
Polypore International, Inc. (c)*	6,100	275,720
Powell Industries, Inc. *	2,800	175,924
Precision Castparts Corp.	22,602	5,728,477
Preformed Line Products Co.	1,000	84,020
Primoris Services Corp.	6,900	179,676
Proto Labs, Inc. *	2,800	234,808
Quanex Building Products Corp.	13,125	233,362
Quanta Services, Inc. *	31,071	938,655
Raven Industries, Inc.	5,600	186,816
Raytheon Co.	51,000	4,200,870
RBC Bearings, Inc. *	3,000	206,370
Regal-Beloit Corp.	6,500	476,645
Rexnord Corp. *	9,300	218,736
Rockwell Automation, Inc.	22,000	2,429,020
Rockwell Collins, Inc.	20,900	1,459,447
Roper Industries, Inc.	15,600	1,978,236
Rush Enterprises, Inc., Class A *	4,600	131,652
Sensata Technologies Holding N.V. *	19,600	737,548
Simpson Manufacturing Co., Inc.	6,200	219,790
Snap-on, Inc.	9,200	957,444
Solarcity Corp. (c)*	7,100	378,288
Spirit AeroSystems Holdings, Inc., Class A *	18,600	496,434
SPX Corp.	7,110	644,948
Standex International Corp.	3,000	184,530
Stanley Black & Decker, Inc.	24,652	1,949,727
Sun Hydraulics Corp.	3,000	119,040
TAL International Group, Inc. *	6,000	289,860
Taser International, Inc. *	11,800	209,686
Tecumseh Products Co., Class A *	9,100	70,980
Teledyne Technologies, Inc. *	5,157	458,045
Tennant Co.	4,200	254,898
Terex Corp. *	16,100	562,695
Textainer Group Holdings Ltd.	5,200	197,080
Textron, Inc.	45,600	1,312,824
The Babcock & Wilcox Co.	17,400	560,454
The Boeing Co.	109,400	14,276,700
The Gorman-Rupp Co.	4,113	167,564
The Greenbrier Cos., Inc. *	5,800	153,932
The KEYW Holding Corp. *	14,200	163,300
The Manitowoc Co., Inc.	18,500	360,010
The Middleby Corp. *	3,100	705,715
The Timken Co.	11,900	628,439
The Toro Co.	8,200	483,308
Thermon Group Holdings, Inc. *	9,500	223,345
Titan International, Inc.	6,925	100,413
Titan Machinery, Inc. (c)*	3,600	63,504
TransDigm Group, Inc.	7,300	1,061,493
Trex Co., Inc. *	2,700	189,594
TriMas Corp. *	4,700	177,942
Trinity Industries, Inc.	10,950	554,398
Triumph Group, Inc.	8,100	580,365
Tutor Perini Corp. *	7,100	162,945
United Rentals, Inc. *	14,700	949,473
United Technologies Corp.	133,068	14,138,475
Universal Forest Products, Inc.	2,500	132,300
URS Corp.	10,700	580,154
USG Corp. *	12,500	341,375
Valmont Industries, Inc.	4,300	604,150
Vicor Corp. *	9,900	87,219
W.W. Grainger, Inc.	9,800	2,635,906
Wabash National Corp. *	11,200	130,592
WABCO Holdings, Inc. *	9,233	791,083
Wabtec Corp.	14,256	929,349
Watsco, Inc.	4,200	400,218
Watts Water Technologies, Inc., Class A	4,000	231,120
WESCO International, Inc. *	6,300	538,398
Woodward, Inc.	10,500	420,945
Xylem, Inc.	27,700	955,650

		258,733,726

Commercial & Professional Supplies 1.1%
ABM Industries, Inc.	7,200	198,072
Acacia Research Corp.	6,200	93,558
ACCO Brands Corp. *	15,378	89,961
AMREP Corp. *	2,500	20,125
ARC Document Solutions, Inc. *	7,000	43,680
Casella Waste Systems, Inc., Class A *	13,300	78,603

See financial notes 41

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CDI Corp.	5,500	88,275
Cenveo, Inc. *	7,300	22,922
Cintas Corp.	15,350	825,369
Clean Harbors, Inc. *	7,700	475,475
Compx International, Inc.	2,000	28,380
Consolidated Graphics, Inc. *	3,900	249,951
Copart, Inc. *	17,618	567,828
Covanta Holding Corp.	18,900	324,513
CRA International, Inc. *	4,200	80,010
Deluxe Corp.	6,800	320,212
Ennis, Inc.	6,500	115,375
Equifax, Inc.	19,795	1,280,143
Exponent, Inc.	1,900	143,659
FTI Consulting, Inc. *	5,700	231,306
G&K Services, Inc., Class A	4,100	255,840
GP Strategies Corp. *	1,500	42,030
Healthcare Services Group, Inc.	12,656	346,648
Heidrick & Struggles International, Inc.	5,000	92,600
Herman Miller, Inc.	8,700	263,958
HNI Corp.	6,400	248,640
Hudson Global, Inc. *	3,220	10,465
Huron Consulting Group, Inc. *	5,000	292,850
ICF International, Inc. *	2,800	96,936
IHS, Inc., Class A *	9,700	1,057,785
InnerWorkings, Inc. *	7,400	70,818
Insperity, Inc.	6,800	262,956
Interface, Inc.	8,400	170,100
Iron Mountain, Inc.	25,238	669,817
KAR Auction Services, Inc.	16,200	481,464
Kelly Services, Inc., Class A	5,700	118,902
Kforce, Inc.	7,105	139,897
Kimball International, Inc., Class B	9,100	106,470
Knoll, Inc.	7,000	114,940
Korn/Ferry International *	6,600	157,080
Manpowergroup, Inc.	12,591	983,357
Mastech Holdings, Inc.	540	7,873
McGrath RentCorp	4,600	164,082
Mine Safety Appliances Co.	4,700	226,352
Mistras Group, Inc. *	4,000	73,440
Mobile Mini, Inc. *	6,200	223,944
Multi-Color Corp.	4,625	161,089
Navigant Consulting, Inc. *	14,000	242,900
Nielsen Holdings N.V.	32,200	1,269,968
NL Industries, Inc.	7,800	90,948
On Assignment, Inc. *	6,500	219,635
Performant Financial Corp. *	7,700	76,769
Pitney Bowes, Inc.	28,200	601,788
Quad Graphics, Inc.	9,800	342,216
R.R. Donnelley & Sons Co.	30,200	560,814
Republic Services, Inc.	47,845	1,601,372
Resources Connection, Inc.	11,300	144,188
Robert Half International, Inc.	21,000	809,130
Rollins, Inc.	9,218	254,786
RPX Corp. *	10,300	183,958
Steelcase, Inc., Class A	11,500	188,485
Stericycle, Inc. *	13,300	1,545,460
Team, Inc. *	3,000	111,870
Tetra Tech, Inc. *	8,131	212,463
The ADT Corp.	33,866	1,468,768
The Advisory Board Co. *	4,600	315,560
The Brink’s Co.	7,100	222,940
The Corporate Executive Board Co.	4,700	342,630
The Dun & Bradstreet Corp.	5,840	635,334
The Standard Register Co. *	820	6,970
Towers Watson & Co., Class A	10,100	1,159,581
TRC Cos., Inc. *	3,350	25,762
TrueBlue, Inc. *	6,000	148,200
Tyco International Ltd.	72,033	2,632,806
UniFirst Corp.	2,100	215,922
United Stationers, Inc.	5,800	257,752
Verisk Analytics, Inc., Class A *	23,300	1,596,516
Viad Corp.	3,625	96,787
Virco Mfg. Corp. *	1,170	2,375
WageWorks, Inc. *	5,000	256,050
Waste Connections, Inc.	17,912	765,559
Waste Management, Inc.	67,100	2,921,534

		33,645,546

Consumer Durables & Apparel 1.6%
Arctic Cat, Inc.	2,400	125,760
Blyth, Inc. (c)	7,400	102,194
Brunswick Corp.	14,400	649,872
Callaway Golf Co.	12,800	107,904
Carter’s, Inc.	9,400	650,010
Cavco Industries, Inc. *	1,610	94,298
Coach, Inc.	44,508	2,255,665
Columbia Sportswear Co.	3,450	230,702
Costa, Inc. *	2,900	58,348
Crocs, Inc. *	15,000	182,700
CSS Industries, Inc.	4,800	124,272
D.R. Horton, Inc.	43,904	831,981
Deckers Outdoor Corp. *	5,200	357,916
Ethan Allen Interiors, Inc.	4,200	111,888
Fifth & Pacific Cos., Inc. *	20,600	545,694
Flexsteel Industries, Inc.	1,900	52,174
Foamex International, Inc. (b)(g)*	2,278	—
Fossil Group, Inc. *	7,662	972,614
G-III Apparel Group Ltd. *	2,800	158,816
Garmin Ltd. (c)	19,800	925,650
Hanesbrands, Inc.	15,547	1,059,062
Harman International Industries, Inc.	9,900	802,098
Hasbro, Inc.	18,800	971,020
Helen of Troy Ltd. *	5,000	233,600
Hovnanian Enterprises, Inc., Class A *	20,000	101,200
Iconix Brand Group, Inc. *	9,600	346,464
iRobot Corp. *	7,300	247,251
JAKKS Pacific, Inc.	7,500	48,300
Jarden Corp. *	18,638	1,031,800
KB Home	10,900	184,973
Kid Brands, Inc. *	3,000	4,185
La-Z-Boy, Inc.	7,500	173,100
LeapFrog Enterprises, Inc. (c)*	9,000	77,040
Leggett & Platt, Inc.	20,900	621,566
Lennar Corp., Class A	25,890	920,389
Lululemon Athletica, Inc. *	16,600	1,146,230
M.D.C. Holdings, Inc.	5,503	160,633
M/I Homes, Inc. *	3,000	61,410
Marine Products Corp.	405	3,795
Mattel, Inc.	55,000	2,440,350

42 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Meritage Homes Corp. *	5,900	267,801
Michael Kors Holdings Ltd. *	27,900	2,146,905
Mohawk Industries, Inc. *	9,219	1,220,780
Movado Group, Inc.	5,800	270,454
NACCO Industries, Inc., Class A	1,900	108,243
Nautilus, Inc. *	9,825	78,207
Newell Rubbermaid, Inc.	47,900	1,419,277
NIKE, Inc., Class B	117,900	8,932,104
NVR, Inc. *	700	642,124
Oxford Industries, Inc.	2,500	179,425
Perry Ellis International, Inc.	5,500	104,555
Polaris Industries, Inc.	10,100	1,322,595
PulteGroup, Inc.	53,476	943,851
PVH Corp.	13,111	1,633,237
Quiksilver, Inc. *	25,900	215,488
Ralph Lauren Corp.	9,800	1,623,272
Skechers U.S.A., Inc., Class A *	6,500	189,410
Skyline Corp. *	2,600	11,362
Smith & Wesson Holding Corp. (c)*	12,400	133,672
Standard Pacific Corp. *	28,500	226,005
Stanley Furniture Co., Inc. *	6,875	26,744
Steven Madden Ltd. *	9,112	334,228
Sturm, Ruger & Co., Inc. (c)	2,700	176,607
Superior Uniform Group, Inc.	1,600	24,160
Tandy Brands Accessories, Inc. *	1,000	420
Tempur-Pedic International, Inc. *	10,300	395,005
The Jones Group, Inc.	12,156	188,904
The Ryland Group, Inc.	6,700	269,340
Toll Brothers, Inc. *	23,400	769,392
Tumi Holdings, Inc. *	9,200	196,420
Tupperware Brands Corp.	7,800	699,270
Under Armour, Inc., Class A *	12,600	1,022,490
Universal Electronics, Inc. *	5,200	202,332
Vera Bradley, Inc. (c)*	4,200	93,030
VF Corp.	13,500	2,902,500
Whirlpool Corp.	12,249	1,788,476
Wolverine World Wide, Inc.	7,800	450,372

		50,381,381

Consumer Services 2.2%
AFC Enterprises, Inc. *	3,900	173,862
Ambassadors Group, Inc.	3,400	12,546
American Public Education, Inc. *	5,600	224,168
Apollo Group, Inc., Class A *	14,550	388,339
Ascent Capital Group, Inc., Class A *	3,116	263,053
Bally Technologies, Inc. *	5,900	431,526
Biglari Holdings, Inc. *	279	121,649
BJ’s Restaurants, Inc. *	3,000	81,180
Bloomin’ Brands, Inc. *	10,300	257,809
Bob Evans Farms, Inc.	4,200	239,778
Boyd Gaming Corp. *	12,300	129,888
Bridgepoint Education, Inc. *	7,900	154,840
Brinker International, Inc.	9,850	437,537
Buffalo Wild Wings, Inc. *	3,000	427,740
Burger King Worldwide, Inc.	12,200	258,396
Career Education Corp. *	25,114	137,625
Carnival Corp.	69,500	2,408,175
CEC Entertainment, Inc.	2,925	135,574
Chipotle Mexican Grill, Inc. *	5,000	2,634,850
Choice Hotels International, Inc.	3,800	177,042
Churchill Downs, Inc.	2,900	249,139
Corinthian Colleges, Inc. *	21,700	46,438
Cracker Barrel Old Country Store, Inc.	3,446	378,612
Darden Restaurants, Inc.	21,500	1,107,895
Denny’s Corp. *	21,100	133,985
DeVry, Inc.	7,800	280,020
DineEquity, Inc.	3,000	246,210
Domino’s Pizza, Inc.	8,100	543,186
Dover Downs Gaming & Entertainment, Inc.	5,899	8,907
Dover Motorsports, Inc.	1,400	3,304
Dunkin’ Brands Group, Inc.	16,800	801,024
Education Management Corp. (c)*	19,600	299,880
Grand Canyon Education, Inc. *	5,000	236,350
H&R Block, Inc.	41,000	1,166,040
Hillenbrand, Inc.	8,800	248,336
Hyatt Hotels Corp., Class A *	7,900	376,040
International Game Technology	38,100	716,280
International Speedway Corp., Class A	6,445	210,816
Interval Leisure Group, Inc.	10,769	261,364
Isle of Capri Casinos, Inc. *	11,800	95,698
ITT Educational Services, Inc. (c)*	5,600	224,672
Jack in the Box, Inc. *	5,700	231,876
K12, Inc. *	4,900	89,572
Krispy Kreme Doughnuts, Inc. *	14,100	342,066
Lakes Entertainment, Inc. *	6,800	28,492
Las Vegas Sands Corp.	61,100	4,290,442
Learning Tree International, Inc. *	1,400	4,018
Life Time Fitness, Inc. *	5,500	249,810
Luby’s, Inc. *	6,900	52,854
Marriott International, Inc., Class A	36,708	1,654,797
Marriott Vacations Worldwide Corp. *	4,080	204,326
Matthews International Corp., Class A	2,900	117,740
McDonald’s Corp.	157,909	15,241,377
MGM Resorts International *	58,100	1,106,224
Monarch Casino & Resort, Inc. *	8,000	135,280
MTR Gaming Group, Inc. *	5,800	30,160
Multimedia Games Holding Co., Inc. *	5,500	178,805
Norwegian Cruise Line Holdings Ltd *	7,400	236,948
Orient-Express Hotels Ltd., Class A *	12,600	167,706
Outerwall, Inc. (c)*	5,000	324,900
Panera Bread Co., Class A *	4,200	663,264
Papa John’s International, Inc.	3,400	257,278
Penn National Gaming, Inc. *	9,800	573,398
Pinnacle Entertainment, Inc. *	6,800	159,120
Regis Corp.	6,900	100,050
Royal Caribbean Cruises Ltd.	24,000	1,008,960
Ruby Tuesday, Inc. *	13,200	78,276
Scientific Games Corp., Class A *	22,200	405,816
SeaWorld Entertainment, Inc.	7,300	219,219
Service Corp. International	30,100	542,101
SHFL Entertainment, Inc. *	8,012	185,718
Six Flags Entertainment Corp.	15,600	586,716
Sonic Corp. *	7,968	153,782

See financial notes 43

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sotheby’s	9,838	510,592
Speedway Motorsports, Inc.	6,700	122,342
Starbucks Corp.	117,800	9,547,690
Starwood Hotels & Resorts Worldwide, Inc.	31,230	2,299,152
Steiner Leisure Ltd. *	3,000	168,060
Stewart Enterprises, Inc., Class A	10,000	132,100
Strayer Education, Inc.	4,300	169,979
Texas Roadhouse, Inc.	8,300	227,586
The Cheesecake Factory, Inc.	7,087	334,861
The Wendy’s Co.	50,775	441,235
Vail Resorts, Inc.	5,300	373,385
Weight Watchers International, Inc. (c)	6,500	208,715
Wyndham Worldwide Corp.	20,944	1,390,682
Wynn Resorts Ltd.	12,400	2,061,500
Yum! Brands, Inc.	70,200	4,746,924

		69,085,667

Diversified Financials 6.8%
Affiliated Managers Group, Inc. *	8,200	1,619,008
American Express Co.	149,250	12,208,650
Ameriprise Financial, Inc.	30,930	3,109,702
ASTA Funding, Inc.	6,000	51,480
Atlanticus Holdings Corp. *	4,629	16,155
Bank of America Corp.	1,694,056	23,649,022
Berkshire Hathaway, Inc., Class B *	284,774	32,771,792
BGC Partners, Inc., Class A	28,300	150,556
BlackRock, Inc.	19,900	5,986,119
Calamos Asset Management, Inc., Class A	5,000	49,100
Capital One Financial Corp.	92,310	6,338,928
Cash America International, Inc.	4,100	161,745
CBOE Holdings, Inc.	14,200	688,700
Citigroup, Inc.	479,528	23,391,376
CME Group, Inc.	49,550	3,677,105
Cohen & Steers, Inc.	5,400	207,144
Cowen Group, Inc., Class A *	11,889	47,199
Credit Acceptance Corp. *	1,300	153,790
DFC Global Corp. *	9,750	117,975
Discover Financial Services	75,350	3,909,158
E*TRADE Financial Corp. *	46,333	783,491
Eaton Vance Corp.	18,700	781,847
Encore Capital Group, Inc. *	5,600	273,560
Evercore Partners, Inc., Class A	6,500	328,055
Ezcorp, Inc., Class A *	8,500	133,705
FBR & Co. *	1,000	26,500
Federated Investors, Inc., Class B (c)	14,650	397,308
Financial Engines, Inc.	7,800	435,786
First Cash Financial Services, Inc. *	3,800	229,862
Franklin Resources, Inc.	63,600	3,425,496
GAMCO Investors, Inc., Class A	3,400	243,134
GFI Group, Inc.	18,700	64,889
Greenhill & Co., Inc.	4,500	230,850
HFF, Inc., Class A	5,900	144,845
ICG Group, Inc. *	8,050	131,296
ING US, Inc.	10,000	310,200
Interactive Brokers Group, Inc., Class A	7,600	156,788
IntercontinentalExchange, Inc. *	11,400	2,197,122
INTL FCStone, Inc. *	4,437	90,781
Invesco Ltd.	71,200	2,403,000
Investment Technology Group, Inc. *	8,050	128,961
Janus Capital Group, Inc.	26,200	258,594
JPMorgan Chase & Co.	593,544	30,591,258
KCG Holdings, Inc., Class A *	15,533	135,758
Legg Mason, Inc.	15,950	613,597
Leucadia National Corp.	49,450	1,401,413
LPL Financial Holdings, Inc.	12,800	521,472
MarketAxess Holdings, Inc.	5,300	345,719
MicroFinancial, Inc.	1,900	16,321
Moody’s Corp.	30,100	2,126,866
Morgan Stanley	219,300	6,300,489
MSCI, Inc. *	20,000	815,400
Nelnet, Inc., Class A	6,400	272,832
NewStar Financial, Inc. *	13,500	235,035
Northern Trust Corp.	35,600	2,008,552
NYSE Euronext	37,500	1,650,750
PHH Corp. *	7,186	172,823
PICO Holdings, Inc. *	3,700	86,876
Piper Jaffray Cos., Inc. *	3,950	141,766
Portfolio Recovery Associates, Inc. *	7,200	428,040
Raymond James Financial, Inc.	17,850	814,852
Resource America, Inc., Class A	4,000	34,520
SEI Investments Co.	22,800	756,732
SLM Corp.	68,300	1,732,771
State Street Corp.	71,183	4,987,793
Stifel Financial Corp. *	8,685	355,651
SWS Group, Inc. *	8,211	46,228
T. Rowe Price Group, Inc.	41,200	3,189,292
TD Ameritrade Holding Corp.	36,500	994,990
The Bank of New York Mellon Corp.	181,334	5,766,421
The Charles Schwab Corp. (a)	182,326	4,129,684
The First Marblehead Corp. *	7,500	7,200
The Goldman Sachs Group, Inc.	65,900	10,600,674
The McGraw Hill Financial, Inc.	42,800	2,982,304
The NASDAQ OMX Group, Inc.	17,100	605,853
Virtus Investment Partners, Inc. *	875	178,080
Waddell & Reed Financial, Inc., Class A	12,250	756,437
Walter Investment Management Corp. *	5,325	201,125
Westwood Holdings Group, Inc.	1,785	95,194
WisdomTree Investments, Inc. *	20,500	284,950
World Acceptance Corp. *	1,800	187,416

		218,053,908

Energy 9.4%
Abraxas Petroleum Corp. *	36,200	104,618
Adams Resources & Energy, Inc.	2,300	119,071
Alon USA Energy, Inc.	8,700	105,096
Alpha Natural Resources, Inc. *	29,330	205,310
Anadarko Petroleum Corp.	78,460	7,476,453
Apache Corp.	63,672	5,654,074
Apco Oil & Gas International, Inc. *	6,500	98,930

44 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Approach Resources, Inc. *	4,000	112,600
Arch Coal, Inc. (c)	26,500	112,360
Atwood Oceanics, Inc. *	8,000	425,040
Baker Hughes, Inc.	70,050	4,069,205
Basic Energy Services, Inc. *	8,500	124,695
Berry Petroleum Co., Class A	6,600	315,150
Bill Barrett Corp. *	6,700	185,389
Bonanza Creek Energy, Inc. *	3,800	192,052
Bristow Group, Inc.	5,000	402,350
C&J Energy Services, Inc. *	10,200	235,008
Cabot Oil & Gas Corp.	64,600	2,281,672
Cal Dive International, Inc. (c)*	25,200	49,644
Callon Petroleum Co. *	18,200	124,306
Cameron International Corp. *	38,247	2,098,230
CARBO Ceramics, Inc. (c)	2,700	338,418
Carrizo Oil & Gas, Inc. *	5,100	223,584
Cheniere Energy, Inc. *	38,600	1,536,280
Chesapeake Energy Corp.	81,000	2,264,760
Chevron Corp.	304,639	36,544,494
Cimarex Energy Co.	12,808	1,349,323
Clayton Williams Energy, Inc. *	2,500	194,575
Clean Energy Fuels Corp. (c)*	17,300	197,047
Cloud Peak Energy, Inc. *	8,700	135,807
Cobalt International Energy, Inc. *	46,700	1,083,907
Comstock Resources, Inc.	6,400	109,504
Concho Resources, Inc. *	16,200	1,791,882
ConocoPhillips	192,823	14,133,926
CONSOL Energy, Inc.	34,000	1,241,000
Contango Oil & Gas Co.	2,000	85,700
Continental Resources, Inc. *	8,500	968,150
Core Laboratories N.V.	7,000	1,310,540
Crosstex Energy, Inc.	6,200	190,278
CVR Energy, Inc.	2,500	99,300
Delek US Holdings, Inc.	6,300	160,965
Denbury Resources, Inc. *	57,225	1,086,703
Devon Energy Corp.	59,960	3,790,671
Diamond Offshore Drilling, Inc.	11,400	706,002
Diamondback Energy, Inc. *	5,600	289,240
Dresser-Rand Group, Inc. *	12,600	765,702
Dril-Quip, Inc. *	6,100	716,262
Energen Corp.	11,700	916,344
Energy XXI (Bermuda) Ltd.	12,200	354,532
ENGlobal Corp. *	4,000	4,400
Ensco plc, Class A	36,500	2,104,225
EOG Resources, Inc.	42,500	7,582,000
EPL Oil & Gas, Inc. *	4,900	156,212
EQT Corp.	23,200	1,986,152
Era Group, Inc. *	2,850	90,060
EXCO Resources, Inc.	22,000	119,020
Exterran Holdings, Inc. *	10,720	306,056
Exxon Mobil Corp.	694,134	62,208,289
FMC Technologies, Inc. *	36,664	1,853,365
Forest Oil Corp. *	12,450	59,013
Forum Energy Technologies, Inc. *	6,800	198,968
Geospace Technologies Corp. *	1,800	175,356
Goodrich Petroleum Corp. *	9,800	229,222
Gulf Island Fabrication, Inc.	4,100	103,402
GulfMark Offshore, Inc., Class A	4,100	204,098
Gulfport Energy Corp. *	10,900	639,721
Halcon Resources Corp. (c)*	43,500	225,330
Halliburton Co.	135,500	7,185,565
Harvest Natural Resources, Inc. (c)*	9,300	46,500
Helix Energy Solutions Group, Inc. *	14,064	332,754
Helmerich & Payne, Inc.	17,500	1,357,125
Hercules Offshore, Inc. *	22,900	155,720
Hess Corp.	47,300	3,840,760
HollyFrontier Corp.	31,554	1,453,377
Hornbeck Offshore Services, Inc. *	5,000	276,350
Houston American Energy Corp. *	4,000	1,040
ION Geophysical Corp. *	13,900	64,496
James River Coal Co. (c)*	15,700	30,144
Key Energy Services, Inc. *	22,300	174,386
Kinder Morgan, Inc.	106,215	3,750,452
KiOR, Inc., Class A (c)*	15,300	35,649
Kodiak Oil & Gas Corp. *	37,100	481,187
Laredo Petroleum Holdings, Inc. *	11,100	352,647
Magnum Hunter Resources Corp. *	22,939	163,555
Marathon Oil Corp.	111,308	3,924,720
Marathon Petroleum Corp.	50,204	3,597,619
Matador Resources Co. *	12,100	222,761
Matrix Service Co. *	8,000	166,320
McDermott International, Inc. *	32,400	229,068
Midstates Petroleum Co., Inc. (c)*	14,400	81,216
Murphy Oil Corp.	27,500	1,658,800
Nabors Industries Ltd.	47,134	823,902
National Oilwell Varco, Inc.	67,522	5,481,436
Natural Gas Services Group, Inc. *	7,500	209,925
Newfield Exploration Co. *	18,800	572,460
Newpark Resources, Inc. *	11,500	146,625
Noble Corp.	40,900	1,541,930
Noble Energy, Inc.	57,036	4,273,708
Northern Oil & Gas, Inc. *	8,200	134,726
Oasis Petroleum, Inc. *	14,000	745,500
Occidental Petroleum Corp.	127,020	12,204,082
Oceaneering International, Inc.	17,700	1,520,076
Oil States International, Inc. *	8,600	934,218
Panhandle Oil & Gas, Inc., Class A	3,100	104,067
Parker Drilling Co. *	18,300	131,760
Patterson-UTI Energy, Inc.	21,500	521,590
PBF Energy, Inc. (c)	3,000	78,990
PDC Energy, Inc. *	5,800	393,298
Peabody Energy Corp.	39,100	761,668
Penn Virginia Corp. *	12,200	103,822
PetroQuest Energy, Inc. *	13,200	62,304
PHI, Inc. - Non Voting Shares *	4,000	159,280
Phillips 66	96,961	6,247,197
Pioneer Energy Services Corp. *	13,100	110,040
Pioneer Natural Resources Co.	21,833	4,470,962
QEP Resources, Inc.	26,000	859,560
Quicksilver Resources, Inc. (c)*	36,100	77,254
Range Resources Corp.	25,300	1,915,463
Rentech, Inc.	37,400	63,954
Resolute Energy Corp. *	11,900	111,622
REX American Resources Corp. *	4,875	140,595
Rex Energy Corp. *	8,000	172,000
Rosetta Resources, Inc. *	9,700	581,418
Rowan Cos. plc, Class A *	20,500	739,640
RPC, Inc.	16,118	295,604
Sanchez Energy Corp. *	8,700	248,037
SandRidge Energy, Inc. (c)*	49,331	312,759

See financial notes 45

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Schlumberger Ltd.	208,760	19,564,987
SEACOR Holdings, Inc.	2,850	278,730
SemGroup Corp., Class A	6,000	362,340
SM Energy Co.	11,200	992,432
Solazyme, Inc. (c)*	12,100	126,566
Southwestern Energy Co. *	53,900	2,006,158
Spectra Energy Corp.	105,578	3,755,409
Stone Energy Corp. *	7,383	257,371
Superior Energy Services, Inc. *	26,099	700,236
Swift Energy Co. *	5,500	75,460
Targa Resources Corp.	4,000	310,240
Teekay Corp.	6,000	260,580
Tesco Corp. *	7,000	120,260
Tesoro Corp.	20,500	1,002,245
TETRA Technologies, Inc. *	12,100	156,937
The Williams Cos., Inc.	107,460	3,837,397
Tidewater, Inc.	7,700	463,694
Transocean Ltd.	55,200	2,598,264
Ultra Petroleum Corp. (c)*	21,500	394,740
Unit Corp. *	7,400	380,434
USEC, Inc. (c)*	2,744	22,117
VAALCO Energy, Inc. *	12,600	66,402
Valero Energy Corp.	84,480	3,478,042
Verenium Corp. *	91	363
W&T Offshore, Inc.	7,500	143,175
Warren Resources, Inc. *	22,100	69,173
Weatherford International Ltd. *	118,800	1,953,072
Western Refining, Inc.	7,700	248,479
Westmoreland Coal Co. *	9,600	136,416
Whiting Petroleum Corp. *	17,400	1,163,886
World Fuel Services Corp.	10,200	389,130
WPX Energy, Inc. *	33,353	738,435

		298,207,891

Food & Staples Retailing 2.0%
Arden Group, Inc., Class A	600	78,000
Casey’s General Stores, Inc.	7,100	517,448
Costco Wholesale Corp.	68,600	8,094,800
CVS Caremark Corp.	195,090	12,146,304
Harris Teeter Supermarkets, Inc.	7,200	355,104
Ingles Markets, Inc., Class A	3,900	100,659
Nash Finch Co.	3,200	89,792
PriceSmart, Inc.	2,300	261,717
Rite Aid Corp. *	140,600	749,398
Safeway, Inc.	37,500	1,308,750
Spartan Stores, Inc.	2,400	56,472
SUPERVALU, Inc. *	24,332	171,054
Susser Holdings Corp. *	2,500	137,100
Sysco Corp.	93,836	3,034,656
The Andersons, Inc.	2,400	178,032
The Fresh Market, Inc. *	5,800	295,278
The Kroger Co.	82,300	3,525,732
The Pantry, Inc. *	6,000	80,340
United Natural Foods, Inc. *	8,800	628,760
Wal-Mart Stores, Inc.	257,300	19,747,775
Walgreen Co.	138,300	8,192,892
Weis Markets, Inc.	2,400	122,808
Whole Foods Market, Inc.	60,200	3,800,426

		63,673,297

Food, Beverage & Tobacco 4.6%
Alico, Inc.	2,000	79,920
Alliance One International, Inc. *	24,600	73,062
Altria Group, Inc.	316,500	11,783,295
Annie’s, Inc. *	1,800	85,050
Archer-Daniels-Midland Co.	104,158	4,260,062
B&G Foods, Inc.	7,400	250,490
Beam, Inc.	25,100	1,689,230
Boulder Brands, Inc. *	9,100	149,149
Brown-Forman Corp., Class B	25,635	1,870,842
Bunge Ltd.	22,800	1,872,564
Campbell Soup Co.	26,400	1,123,848
Chiquita Brands International, Inc. *	13,900	143,865
Coca-Cola Bottling Co. Consolidated	1,300	82,316
Coca-Cola Enterprises, Inc.	41,600	1,735,968
ConAgra Foods, Inc.	66,793	2,124,685
Constellation Brands, Inc., Class A *	26,200	1,710,860
Darling International, Inc. *	20,700	481,689
Dean Foods Co. *	13,556	264,342
Diamond Foods, Inc. (c)*	5,200	126,932
Dr Pepper Snapple Group, Inc.	30,800	1,458,380
Farmer Brothers Co. *	4,500	81,270
Flowers Foods, Inc.	26,605	674,171
Fresh Del Monte Produce, Inc.	4,200	111,678
General Mills, Inc.	101,600	5,122,672
Green Mountain Coffee Roasters, Inc. *	20,850	1,309,589
Griffin Land & Nurseries, Inc.	300	9,900
Hillshire Brands Co.	20,100	659,883
Hormel Foods Corp.	21,400	930,044
Ingredion, Inc.	11,800	775,968
J&J Snack Foods Corp.	2,093	179,098
John B. Sanfilippo & Son, Inc.	5,000	122,900
Kellogg Co.	40,100	2,536,325
Kraft Foods Group, Inc.	93,704	5,095,624
Lancaster Colony Corp.	3,400	282,166
Limoneira Co.	2,900	76,386
Lorillard, Inc.	57,944	2,955,723
McCormick & Co., Inc. - Non Voting Shares	21,400	1,479,810
Mead Johnson Nutrition Co.	31,000	2,531,460
Molson Coors Brewing Co., Class B	25,100	1,355,400
Mondelez International, Inc., Class A	278,613	9,372,541
Monster Beverage Corp. *	21,600	1,236,168
National Beverage Corp.	6,400	117,184
PepsiCo, Inc.	243,158	20,447,156
Philip Morris International, Inc.	255,300	22,752,336
Pilgrim’s Pride Corp. *	12,466	176,643
Post Holdings, Inc. *	4,650	199,718
Primo Water Corp. *	1,000	2,490
Reynolds American, Inc.	50,828	2,611,034
Rocky Mountain Chocolate Factory, Inc.	3,427	43,454
Sanderson Farms, Inc.	2,850	180,149
Seaboard Corp.	100	273,000
Snyders-Lance, Inc.	8,900	266,911

46 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Boston Beer Co., Inc., Class A *	1,200	275,508
The Coca-Cola Co.	601,200	23,789,484
The Hain Celestial Group, Inc. *	7,806	649,693
The Hershey Co.	23,200	2,302,368
The JM Smucker Co.	16,846	1,873,444
Tootsie Roll Industries, Inc.	7,370	235,840
TreeHouse Foods, Inc. *	4,922	360,586
Tyson Foods, Inc., Class A	41,840	1,157,713
Universal Corp.	4,800	254,544
Vector Group Ltd.	8,295	134,130
WhiteWave Foods Co., Class A *	27,325	546,773

		146,915,483

Health Care Equipment & Services 4.3%
Abaxis, Inc.	2,800	100,044
Abbott Laboratories	245,105	8,958,588
ABIOMED, Inc. *	7,800	187,044
Acadia Healthcare Co., Inc. *	7,000	303,520
Accretive Health, Inc. *	17,700	146,202
Accuray, Inc. (c)*	21,200	143,100
Aetna, Inc.	59,645	3,739,741
Air Methods Corp.	4,500	196,740
Alere, Inc. *	12,441	419,635
Align Technology, Inc. *	10,100	576,306
Alliance HealthCare Services, Inc. *	360	9,076
Allscripts Healthcare Solutions, Inc. *	31,560	436,475
Amedisys, Inc. *	10,834	176,377
AmerisourceBergen Corp.	35,796	2,338,553
AMN Healthcare Services, Inc. *	10,010	124,124
AmSurg Corp. *	4,300	184,427
Analogic Corp.	2,700	249,021
Antares Pharma, Inc. (c)*	28,100	112,400
ArthroCare Corp. *	5,900	220,896
athenahealth, Inc. *	5,200	694,252
Baxter International, Inc.	84,918	5,593,549
Becton, Dickinson & Co.	30,700	3,227,491
Bio-Reference Laboratories, Inc. (c)*	3,500	113,435
BioScrip, Inc. *	8,372	58,688
Boston Scientific Corp. *	211,668	2,474,399
Brookdale Senior Living, Inc. *	14,300	387,244
C.R. Bard, Inc.	12,600	1,716,372
Cantel Medical Corp.	8,034	281,993
Cardinal Health, Inc.	52,560	3,083,170
CareFusion Corp. *	32,780	1,270,881
Centene Corp. *	9,000	505,440
Cerner Corp. *	45,000	2,521,350
Chemed Corp. (c)	3,900	264,498
Chindex International, Inc. *	6,100	102,663
Cigna Corp.	45,300	3,487,194
Community Health Systems, Inc.	13,500	589,005
Computer Programs & Systems, Inc.	1,900	108,376
CONMED Corp.	7,300	264,771
CorVel Corp. *	5,700	237,120
Covidien plc	73,700	4,724,907
Cross Country Healthcare, Inc. *	12,500	74,250
CryoLife, Inc.	9,050	81,359
Cyberonics, Inc. *	4,200	242,592
DaVita HealthCare Partners, Inc. *	27,900	1,568,259
DENTSPLY International, Inc.	21,000	989,100
DexCom, Inc. *	8,600	247,078
Edwards Lifesciences Corp. *	17,100	1,114,749
Emeritus Corp. *	9,500	182,020
Endologix, Inc. *	13,700	247,559
ExamWorks Group, Inc. *	6,200	160,270
Express Scripts Holding Co. *	127,463	7,968,987
Five Star Quality Care, Inc. *	14,335	72,678
Gentiva Health Services, Inc. *	9,150	104,767
Globus Medical, Inc., Class A *	13,900	266,880
Greatbatch, Inc. *	4,100	156,292
Greenway Medical Technologies *	5,800	118,030
Haemonetics Corp. *	7,400	300,144
Hanger, Inc. *	5,400	198,180
HCA Holdings, Inc.	42,300	1,994,022
Health Management Associates, Inc., Class A *	37,400	479,468
Health Net, Inc. *	11,100	337,440
HealthSouth Corp.	13,500	473,985
HealthStream, Inc. *	3,500	125,020
Healthways, Inc. *	8,100	78,003
HeartWare International, Inc. *	2,100	152,376
Henry Schein, Inc. *	13,100	1,472,833
Hill-Rom Holdings, Inc.	10,200	421,158
HMS Holdings Corp. *	12,200	257,786
Hologic, Inc. *	43,612	976,473
Humana, Inc.	24,500	2,257,675
ICU Medical, Inc. *	1,750	108,150
IDEXX Laboratories, Inc. *	8,000	862,880
Insulet Corp. *	6,800	265,336
Integra LifeSciences Holdings Corp. *	3,100	141,918
Intuitive Surgical, Inc. *	6,150	2,284,725
Invacare Corp.	6,000	128,820
IPC The Hospitalist Co., Inc. *	4,000	219,160
Kindred Healthcare, Inc.	9,208	127,807
Laboratory Corp. of America Holdings *	14,700	1,483,230
Landauer, Inc.	2,100	101,640
LCA-Vision, Inc. *	2,500	8,225
LeMaitre Vascular, Inc.	6,800	54,672
Lifepoint Hospitals, Inc. *	6,707	346,349
Magellan Health Services, Inc. *	3,907	229,341
MAKO Surgical Corp. *	7,800	232,518
Masimo Corp.	8,500	217,770
McKesson Corp.	35,900	5,612,606
MedAssets, Inc. *	10,200	234,906
Medical Action Industries, Inc. *	6,250	37,875
Medidata Solutions, Inc. *	3,400	375,054
MEDNAX, Inc. *	7,200	784,944
Medtronic, Inc.	157,874	9,061,968
Meridian Bioscience, Inc.	10,050	248,436
Merit Medical Systems, Inc. *	10,277	164,329
Molina Healthcare, Inc. *	6,550	207,242
MWI Veterinary Supply, Inc. *	1,700	269,688
National Healthcare Corp.	2,100	101,598
Natus Medical, Inc. *	7,600	149,948
Neogen Corp. *	4,658	215,270
NuVasive, Inc. *	10,000	317,800
NxStage Medical, Inc. *	8,400	111,468

See financial notes 47

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Omnicare, Inc.	16,100	887,915
Omnicell, Inc. *	7,400	170,718
OraSure Technologies, Inc. *	12,200	79,544
Orthofix International N.V. *	2,800	57,372
Owens & Minor, Inc.	9,100	340,522
Patterson Cos., Inc.	13,100	556,881
PDI, Inc. *	2,900	13,833
PharMerica Corp. *	5,913	87,276
Quality Systems, Inc.	10,500	239,610
Quest Diagnostics, Inc.	25,720	1,540,885
Quidel Corp. *	5,200	128,440
ResMed, Inc. (c)	21,200	1,096,888
RTI Surgical, Inc. *	18,100	50,499
Select Medical Holdings Corp.	22,600	191,648
Sirona Dental Systems, Inc. *	9,200	664,700
Spectranetics Corp. *	6,700	139,963
St. Jude Medical, Inc.	44,500	2,553,855
STERIS Corp.	8,200	370,558
Stryker Corp.	46,500	3,434,490
SurModics, Inc. *	4,200	99,036
Symmetry Medical, Inc. *	8,200	66,420
Team Health Holdings, Inc. *	10,500	456,120
Teleflex, Inc.	5,900	543,862
Tenet Healthcare Corp. *	15,512	732,011
The Cooper Cos., Inc.	7,881	1,018,304
The Ensign Group, Inc.	3,000	127,740
The Providence Service Corp. *	4,800	143,472
Thoratec Corp. *	8,636	372,989
Triple-S Management Corp., Class B *	5,300	94,393
U.S. Physical Therapy, Inc.	3,500	111,720
Unilife Corp. (c)*	29,100	88,173
UnitedHealth Group, Inc.	159,280	10,872,453
Universal American Corp.	20,600	152,852
Universal Health Services, Inc., Class B	14,400	1,160,064
Utah Medical Products, Inc.	2,500	139,150
Varian Medical Systems, Inc. *	17,100	1,241,118
VCA Antech, Inc. *	12,400	352,780
Vocera Communications, Inc. *	3,700	62,271
Volcano Corp. *	7,500	143,775
WellCare Health Plans, Inc. *	6,200	413,416
WellPoint, Inc.	46,523	3,945,150
West Pharmaceutical Services, Inc.	9,200	444,820
Wright Medical Group, Inc. *	8,600	233,662
Zimmer Holdings, Inc.	25,900	2,265,473

		136,040,994

Household & Personal Products 2.0%
Avon Products, Inc.	70,000	1,225,000
Central Garden & Pet Co., Class A *	8,600	63,296
Church & Dwight Co., Inc.	22,400	1,459,360
Colgate-Palmolive Co.	139,000	8,997,470
Coty, Inc., Class A	9,000	138,420
Elizabeth Arden, Inc. *	3,500	126,665
Energizer Holdings, Inc.	9,333	915,661
Harbinger Group, Inc. *	19,100	207,999
Herbalife Ltd. (c)	15,600	1,011,192
Inter Parfums, Inc.	5,613	197,353
Kimberly-Clark Corp.	60,439	6,527,412
Medifast, Inc. *	3,500	81,585
Nu Skin Enterprises, Inc., Class A	8,300	970,519
Nutraceutical International Corp.	5,000	120,250
Oil-Dri Corp. of America	1,600	56,784
Orchids Paper Products Co.	2,500	76,250
Prestige Brands Holdings, Inc. *	6,500	202,995
Revlon, Inc., Class A *	5,400	128,250
Spectrum Brands Holdings, Inc.	3,500	230,720
The Clorox Co.	20,500	1,848,895
The Estee Lauder Cos., Inc., Class A	40,300	2,859,688
The Female Health Co.	7,500	71,400
The Procter & Gamble Co.	431,915	34,877,136
WD-40 Co.	1,600	115,984

		62,510,284

Insurance 3.2%
ACE Ltd.	53,800	5,134,672
Aflac, Inc.	73,600	4,782,528
Alleghany Corp. *	2,740	1,110,851
Allied World Assurance Co. Holdings AG	4,900	530,621
American Equity Investment Life Holding Co.	12,600	262,584
American Financial Group, Inc.	10,750	604,795
American International Group, Inc.	232,796	12,023,913
American National Insurance Co.	2,300	232,461
AMERISAFE, Inc.	4,000	154,000
AmTrust Financial Services, Inc. (c)	7,314	280,565
Aon plc	48,996	3,875,094
Arch Capital Group Ltd. *	20,700	1,199,772
Argo Group International Holdings Ltd.	5,011	210,362
Arthur J. Gallagher & Co.	18,400	873,080
Aspen Insurance Holdings Ltd.	10,400	405,704
Assurant, Inc.	11,500	672,520
Assured Guaranty Ltd.	31,900	653,950
Axis Capital Holdings Ltd.	16,000	758,720
Baldwin & Lyons, Inc., Class B	1,950	53,294
Brown & Brown, Inc.	19,300	616,249
Cincinnati Financial Corp.	22,850	1,142,500
Citizens, Inc. *	16,000	134,400
CNA Financial Corp.	6,900	280,071
CNO Financial Group, Inc.	30,900	481,422
Crawford & Co., Class B	5,800	63,742
Eastern Insurance Holdings, Inc.	2,500	61,100
EMC Insurance Group, Inc.	1,200	40,848
Employers Holdings, Inc.	4,200	126,294
Endurance Specialty Holdings Ltd.	6,200	342,798
Enstar Group Ltd. *	1,300	176,709
Erie Indemnity Co., Class A	3,600	258,552
Everest Re Group Ltd.	7,700	1,183,798
FBL Financial Group, Inc., Class A	2,890	129,299
Federated National Holding Co.	1,500	15,375
Fidelity National Financial, Inc., Class A	34,027	957,860
First American Financial Corp.	16,800	434,448
Genworth Financial, Inc., Class A *	78,000	1,133,340
Greenlight Capital Re Ltd., Class A *	4,300	132,397

48 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hartford Financial Services Group, Inc.	70,900	2,389,330
HCC Insurance Holdings, Inc.	15,150	691,597
Hilltop Holdings, Inc. *	12,926	224,137
Horace Mann Educators Corp.	8,300	229,910
Independence Holding Co.	2,970	40,748
Infinity Property & Casualty Corp.	2,500	171,450
Kemper Corp.	7,700	285,054
Lincoln National Corp.	42,426	1,926,565
Loews Corp.	49,145	2,374,195
Maiden Holdings Ltd.	9,800	107,310
Markel Corp. *	2,250	1,191,757
Marsh & McLennan Cos., Inc.	87,000	3,984,600
MBIA, Inc. *	25,250	287,093
Mercury General Corp.	5,400	251,424
MetLife, Inc.	176,600	8,354,946
Montpelier Re Holdings Ltd.	8,100	223,641
National Western Life Insurance Co., Class A	1,100	228,800
Old Republic International Corp.	34,422	577,945
OneBeacon Insurance Group Ltd., Class A	8,200	130,872
PartnerRe Ltd.	8,900	891,869
Platinum Underwriters Holdings Ltd.	4,500	279,855
Primerica, Inc.	7,500	322,125
Principal Financial Group, Inc.	43,500	2,064,510
ProAssurance Corp.	8,540	387,033
Protective Life Corp.	13,200	608,256
Prudential Financial, Inc.	73,500	5,982,165
Reinsurance Group of America, Inc.	10,900	775,862
RenaissanceRe Holdings Ltd.	7,200	674,712
RLI Corp.	2,800	264,544
Safety Insurance Group, Inc.	3,400	185,946
Selective Insurance Group, Inc.	7,800	204,906
StanCorp Financial Group, Inc.	6,300	371,070
State Auto Financial Corp.	5,500	104,500
Stewart Information Services Corp.	3,600	112,752
Symetra Financial Corp.	11,500	215,395
The Allstate Corp.	72,974	3,872,000
The Chubb Corp.	39,794	3,664,232
The Hanover Insurance Group, Inc.	6,900	403,926
The Navigators Group, Inc. *	1,500	84,360
The Phoenix Cos., Inc. *	475	18,321
The Progressive Corp.	85,500	2,220,435
The Travelers Cos., Inc.	59,150	5,104,645
Torchmark Corp.	14,800	1,078,328
Tower Group International Ltd.	11,444	41,542
United Fire Group, Inc.	5,000	158,500
Unum Group	39,814	1,263,696
Validus Holdings Ltd.	16,857	665,514
W. R. Berkley Corp.	15,850	695,973
White Mountains Insurance Group Ltd.	900	525,663
Willis Group Holdings plc	26,700	1,203,369
XL Group plc	46,000	1,406,220

		101,054,286

Materials 3.7%
A. Schulman, Inc.	5,300	175,536
A.M. Castle & Co. *	5,800	82,998
AEP Industries, Inc. *	1,900	112,898
Air Products & Chemicals, Inc.	32,800	3,575,528
Airgas, Inc.	10,200	1,112,514
AK Steel Holding Corp. (c)*	32,127	141,359
Albemarle Corp.	13,300	880,327
Alcoa, Inc.	170,264	1,578,347
Allegheny Technologies, Inc.	15,892	526,025
Allied Nevada Gold Corp. *	29,700	121,176
AMCOL International Corp.	6,100	195,688
American Vanguard Corp.	3,000	78,300
AptarGroup, Inc.	9,500	609,520
Ashland, Inc.	10,823	1,001,669
Avery Dennison Corp.	14,600	687,952
Axiall Corp.	10,400	404,456
Balchem Corp.	4,200	240,492
Ball Corp.	22,400	1,095,136
Bemis Co., Inc.	14,700	586,530
Berry Plastics Group, Inc. *	12,200	244,976
Cabot Corp.	8,400	391,524
Calgon Carbon Corp. *	12,500	249,375
Carpenter Technology Corp.	8,300	492,439
Celanese Corp., Series A	23,800	1,333,038
Century Aluminum Co. *	20,800	180,544
CF Industries Holdings, Inc.	9,100	1,961,960
Chase Corp.	200	6,052
Chemtura Corp. *	14,000	343,000
Clearwater Paper Corp. *	5,472	285,748
Cliffs Natural Resources, Inc. (c)	21,100	541,848
Coeur Mining, Inc. *	12,800	156,288
Commercial Metals Co.	15,000	275,400
Compass Minerals International, Inc.	5,000	372,350
Crown Holdings, Inc. *	21,300	928,680
Cytec Industries, Inc.	6,600	548,394
Deltic Timber Corp.	1,500	95,820
Domtar Corp.	5,250	444,728
E.I. du Pont de Nemours & Co.	145,795	8,922,654
Eagle Materials, Inc.	8,043	603,305
Eastman Chemical Co.	23,880	1,881,505
Ecolab, Inc.	42,804	4,537,224
Ferro Corp. *	21,000	269,430
Flotek Industries, Inc. *	8,000	171,040
FMC Corp.	21,400	1,557,064
Freeport-McMoRan Copper & Gold, Inc.	164,184	6,035,404
FutureFuel Corp.	8,300	144,503
General Moly, Inc. *	15,700	25,748
Globe Specialty Metals, Inc.	15,900	278,886
Graphic Packaging Holding Co. *	31,900	267,960
Greif, Inc., Class A	4,300	230,007
H.B. Fuller Co.	9,000	430,830
Hawkins, Inc.	2,700	97,227
Haynes International, Inc.	2,500	134,750
Headwaters, Inc. *	12,000	104,760
Hecla Mining Co.	72,100	224,952
Horsehead Holding Corp. *	12,800	185,728
Huntsman Corp.	27,400	636,228
Innophos Holdings, Inc.	3,100	155,372
International Flavors & Fragrances, Inc.	12,200	1,008,330
International Paper Co.	70,004	3,122,879

See financial notes 49

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Intrepid Potash, Inc. (c)	11,800	175,230
Kaiser Aluminum Corp.	3,600	242,820
KapStone Paper & Packaging Corp.	5,400	280,584
KMG Chemicals, Inc.	1,600	31,968
Koppers Holdings, Inc.	2,500	111,275
Kraton Performance Polymers, Inc. *	3,500	74,445
Kronos Worldwide, Inc.	11,720	181,777
Landec Corp. *	9,100	106,561
Louisiana-Pacific Corp. *	20,200	343,602
LSB Industries, Inc. *	3,000	110,160
LyondellBasell Industries N.V., Class A	70,600	5,266,760
Martin Marietta Materials, Inc.	7,400	725,866
Materion Corp.	4,000	119,240
McEwen Mining, Inc. (c)*	31,130	66,618
MeadWestvaco Corp.	29,374	1,023,684
Minerals Technologies, Inc.	6,200	351,106
Molycorp, Inc. (c)*	29,700	150,579
Monsanto Co.	84,190	8,829,847
Myers Industries, Inc.	8,080	143,986
Neenah Paper, Inc.	4,231	174,063
NewMarket Corp.	1,900	591,584
Newmont Mining Corp.	75,951	2,070,424
Noranda Aluminum Holding Corp.	16,500	44,880
Nucor Corp.	49,700	2,572,969
Olin Corp.	10,320	232,303
Olympic Steel, Inc.	1,400	38,318
OM Group, Inc. *	7,600	258,400
Omnova Solutions, Inc. *	10,400	90,480
Owens-Illinois, Inc. *	26,300	836,077
P.H. Glatfelter Co.	7,000	183,400
Packaging Corp. of America	16,100	1,002,708
Penford Corp. *	6,200	84,320
PolyOne Corp.	14,810	448,743
PPG Industries, Inc.	22,500	4,108,050
Praxair, Inc.	46,200	5,761,602
Quaker Chemical Corp.	1,800	136,638
Reliance Steel & Aluminum Co.	11,200	820,848
Resolute Forest Products *	14,000	223,860
Rock-Tenn Co., Class A	11,313	1,210,604
Rockwood Holdings, Inc.	12,500	790,625
Royal Gold, Inc.	9,200	441,968
RPM International, Inc.	21,200	820,864
RTI International Metals, Inc. *	7,700	261,030
Schnitzer Steel Industries, Inc., Class A	3,450	100,188
Schweitzer-Mauduit International, Inc.	4,600	284,648
Sealed Air Corp.	32,000	965,760
Sensient Technologies Corp.	7,400	385,762
Sigma-Aldrich Corp.	18,600	1,607,598
Silgan Holdings, Inc.	6,900	310,983
Sonoco Products Co.	14,900	605,536
Steel Dynamics, Inc.	30,900	555,273
Stepan Co.	4,300	253,141
Stillwater Mining Co. *	14,733	160,737
SunCoke Energy, Inc. *	15,217	304,340
Texas Industries, Inc. *	4,000	214,800
The Dow Chemical Co.	189,366	7,474,276
The Mosaic Co.	53,700	2,462,145
The Scotts Miracle-Gro Co., Class A	5,600	328,832
The Sherwin-Williams Co.	13,300	2,500,400
The Valspar Corp.	12,300	860,631
Tredegar Corp.	5,100	149,022
Tronox Ltd., Class A	9,800	226,282
United States Steel Corp. (c)	20,400	507,756
Universal Stainless & Alloy Products, Inc. *	1,800	58,176
US Silica Holdings, Inc. (c)	10,600	369,092
Valhi, Inc.	13,600	249,832
Vulcan Materials Co.	19,592	1,049,152
W.R. Grace & Co. *	12,100	1,109,086
Walter Energy, Inc. (c)	8,900	141,421
Wausau Paper Corp.	8,700	101,790
Westlake Chemical Corp.	2,800	300,776
Worthington Industries, Inc.	7,200	291,888
Zep, Inc.	6,600	131,274

		118,685,864

Media 3.5%
AH Belo Corp., Class A	13,980	112,399
AMC Networks, Inc., Class A *	8,400	588,756
Belo Corp., Class A	13,100	179,863
Cablevision Systems Corp., Class A	33,200	516,260
Carmike Cinemas, Inc. *	6,300	144,207
CBS Corp., Class B - Non Voting Shares	89,506	5,293,385
Central European Media Enterprises Ltd., Class A *	9,900	30,393
Charter Communications, Inc., Class A *	10,100	1,355,824
Cinemark Holdings, Inc.	14,500	475,745
Clear Channel Outdoor Holdings, Inc., Class A *	20,700	175,950
Comcast Corp., Class A	411,104	19,560,328
Crown Media Holdings, Inc., Class A *	6,000	19,920
Cumulus Media, Inc., Class A *	25,351	151,599
Digital Generation, Inc. *	8,300	104,995
DIRECTV *	80,526	5,032,070
Discovery Communications, Inc., Class A *	38,461	3,419,952
DISH Network Corp., Class A	33,100	1,595,420
DreamWorks Animation SKG, Inc., Class A *	10,200	349,248
Entercom Communications Corp., Class A *	11,000	96,470
Gannett Co., Inc.	33,500	926,945
Harte-Hanks, Inc.	17,200	137,084
John Wiley & Sons, Inc., Class A	6,300	316,827
Journal Communications, Inc., Class A *	16,900	141,115
Lamar Advertising Co., Class A *	9,200	420,532
Liberty Global plc, Class A *	59,275	4,645,382
Liberty Media Corp., Class A *	17,495	2,675,160
Live Nation Entertainment, Inc. *	19,957	387,964
Loral Space & Communications, Inc.	1,500	107,055

50 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Martha Stewart Living Omnimedia, Inc., Class A *	26,100	66,816
Media General, Inc., Class A (c)*	6,800	99,144
Meredith Corp.	5,100	261,630
Morningstar, Inc.	3,200	256,928
National CineMedia, Inc.	7,900	138,408
News Corp., Class A *	76,187	1,340,891
Omnicom Group, Inc.	41,100	2,799,321
Regal Entertainment Group, Class A	12,100	230,021
Salem Communications Corp., Class A	5,700	47,082
Scholastic Corp.	3,700	106,153
Scripps Networks Interactive, Class A	17,300	1,392,650
Sinclair Broadcast Group, Inc., Class A	11,000	352,660
Sirius XM Radio, Inc.	485,300	1,829,581
Starz, Class A *	16,195	488,279
The E.W. Scripps Co., Class A *	9,800	194,236
The Interpublic Group of Cos., Inc.	64,337	1,080,862
The Madison Square Garden Co., Class A *	10,175	615,791
The New York Times Co., Class A	17,300	239,259
The Walt Disney Co.	261,993	17,970,100
The Washington Post Co., Class B	600	385,992
Time Warner Cable, Inc.	45,711	5,492,177
Time Warner, Inc.	145,550	10,005,107
Twenty-First Century Fox, Inc.	310,750	10,590,360
Valassis Communications, Inc. (c)	5,700	155,952
Viacom Inc., Class B	69,906	5,822,471
World Wrestling Entertainment, Inc., Class A	9,100	117,845

		111,040,564

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
AbbVie, Inc.	250,005	12,112,742
ACADIA Pharmaceuticals, Inc. *	11,300	256,849
Acorda Therapeutics, Inc. *	5,000	153,050
Actavis plc *	27,368	4,230,545
Acura Pharmaceuticals, Inc. (c)*	20,900	35,530
Aegerion Pharmaceuticals, Inc. *	3,800	314,716
Affymetrix, Inc. *	25,500	180,285
Agilent Technologies, Inc.	54,717	2,777,435
Akorn, Inc. *	15,400	314,776
Albany Molecular Research, Inc. *	8,800	115,280
Alexion Pharmaceuticals, Inc. *	30,700	3,774,565
Alkermes plc *	20,300	714,357
Allergan, Inc.	46,868	4,246,709
Alnylam Pharmaceuticals, Inc. *	7,400	426,314
AMAG Pharmaceuticals, Inc. *	6,600	178,068
Amgen, Inc.	118,768	13,777,088
Amicus Therapeutics, Inc. *	13,800	29,256
Arena Pharmaceuticals, Inc. (c)*	32,100	140,919
ARIAD Pharmaceuticals, Inc. *	28,700	63,140
ArQule, Inc. *	21,000	47,250
Array BioPharma, Inc. *	24,800	124,496
Auxilium Pharmaceuticals, Inc. *	12,500	215,125
AVANIR Pharmaceuticals, Inc., Class A *	28,700	116,235
AVEO Pharmaceuticals, Inc. *	15,100	31,257
Bio-Rad Laboratories, Inc., Class A *	3,000	370,560
BioCryst Pharmaceuticals, Inc. (c)*	23,900	137,545
Biogen Idec, Inc. *	37,625	9,187,649
BioMarin Pharmaceutical, Inc. *	22,000	1,382,040
Biota Pharmaceuticals, Inc.	1,716	6,572
Bristol-Myers Squibb Co.	259,650	13,636,818
Bruker Corp. *	14,600	298,570
Cambrex Corp. *	7,200	121,104
Celgene Corp. *	65,145	9,673,381
Celldex Therapeutics, Inc. *	15,200	348,232
Cepheid, Inc. *	9,800	399,056
Charles River Laboratories International, Inc. *	7,416	364,941
Clovis Oncology, Inc. *	3,000	153,330
Codexis, Inc. *	1,870	3,254
Covance, Inc. *	8,800	785,488
Cubist Pharmaceuticals, Inc. *	10,900	675,800
Dendreon Corp. (c)*	23,500	60,395
DepoMed, Inc. *	34,500	248,400
Durect Corp. *	14,500	21,750
Dyax Corp. *	31,000	254,820
Dynavax Technologies Corp. *	30,500	37,515
Eli Lilly & Co.	156,800	7,811,776
Emergent Biosolutions, Inc. *	6,000	117,180
Endo Health Solutions, Inc. *	18,200	795,886
Endocyte, Inc. *	11,300	117,859
Enzo Biochem, Inc. *	9,281	23,110
Enzon Pharmaceuticals, Inc.	21,300	31,524
Exact Sciences Corp. *	16,300	179,626
Exelixis, Inc. (c)*	44,700	220,371
Fluidigm Corp. *	6,000	189,000
Forest Laboratories, Inc. *	36,300	1,707,189
FRD Acquisition Co. (b)(g)	8,700	—
Furiex Pharmaceuticals, Inc. *	3,400	132,940
Genomic Health, Inc. *	5,000	149,600
Geron Corp. *	46,200	182,490
Gilead Sciences, Inc. *	241,380	17,135,566
GTx, Inc. (c)*	15,900	27,189
Halozyme Therapeutics, Inc. *	28,000	326,200
Harvard Bioscience, Inc. *	19,300	113,677
Hi-Tech Pharmacal Co., Inc.	3,000	129,270
Hospira, Inc. *	24,670	999,628
Idenix Pharmaceuticals, Inc. (c)*	28,800	94,752
Illumina, Inc. *	19,300	1,804,743
ImmunoGen, Inc. *	10,000	164,600
Immunomedics, Inc. *	25,800	97,782
Impax Laboratories, Inc. *	8,500	172,210
Incyte Corp. *	23,200	904,800
Infinity Pharmaceuticals, Inc. *	11,700	158,535
InterMune, Inc. *	12,600	177,534
Ironwood Pharmaceuticals, Inc. *	19,800	190,278
Isis Pharmaceuticals, Inc. *	18,600	618,822
Jazz Pharmaceuticals plc *	8,000	725,920
Johnson & Johnson	444,370	41,153,106
Lexicon Pharmaceuticals, Inc. *	69,600	167,040
Life Technologies Corp. *	26,462	1,992,853
Ligand Pharmaceuticals, Inc., Class B *	4,948	256,108
Luminex Corp. *	12,900	251,550
Mallinckrodt plc *	8,950	375,990
MannKind Corp. (c)*	40,800	199,512

See financial notes 51

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Medivation, Inc. *	10,800	646,488
Merck & Co., Inc.	464,470	20,942,952
Merrimack Pharmaceuticals, Inc. (c)*	15,700	42,076
Mettler-Toledo International, Inc. *	4,800	1,187,808
Momenta Pharmaceuticals, Inc. *	13,500	221,265
Mylan, Inc. *	60,200	2,279,774
Myriad Genetics, Inc. (c)*	11,100	270,618
Nektar Therapeutics *	18,300	174,033
Neurocrine Biosciences, Inc. *	10,900	102,896
Novavax, Inc. *	52,500	162,750
NPS Pharmaceuticals, Inc. *	14,800	425,944
Oncothyreon, Inc. (c)*	25,700	45,489
Opko Health, Inc. (c)*	33,700	337,674
Pacira Pharmaceuticals, Inc. *	6,500	328,315
Pain Therapeutics, Inc. *	18,600	68,076
PAREXEL International Corp. *	7,800	356,538
PDL Biopharma, Inc. (c)	28,700	232,183
PerkinElmer, Inc.	16,077	611,569
Perrigo Co.	14,800	2,040,772
Pfizer, Inc.	1,041,701	31,959,387
Pharmacyclics, Inc. *	10,500	1,245,720
Pozen, Inc. *	16,100	101,189
Puma Biotechnology, Inc. *	5,000	191,550
Questcor Pharmaceuticals, Inc.	8,000	490,960
Quintiles Transnational Holdings, Inc. *	3,500	146,965
Regeneron Pharmaceuticals, Inc. *	12,300	3,537,480
Rigel Pharmaceuticals, Inc. *	48,200	148,938
Sagent Pharmaceuticals, Inc. *	5,500	119,295
Salix Pharmaceuticals Ltd. *	10,100	724,675
Sangamo BioSciences, Inc. *	14,600	136,802
Santarus, Inc. *	10,500	244,965
Sarepta Therapeutics, Inc. (c)*	4,500	175,230
Seattle Genetics, Inc. *	17,900	691,477
Sequenom, Inc. (c)*	23,200	44,544
Spectrum Pharmaceuticals, Inc.	24,200	207,878
Sucampo Pharmaceuticals, Inc., Class A *	12,400	76,880
Synageva BioPharma Corp. *	4,100	208,280
Synta Pharmaceuticals Corp. (c)*	12,000	54,480
Techne Corp.	5,800	506,862
The Medicines Co. *	8,300	281,536
Theravance, Inc. *	9,700	355,408
Thermo Fisher Scientific, Inc.	56,802	5,554,100
United Therapeutics Corp. *	6,900	610,788
Vertex Pharmaceuticals, Inc. *	36,744	2,621,317
Vical, Inc. *	34,400	43,000
ViroPharma, Inc. *	9,700	376,554
VIVUS, Inc. (c)*	23,400	219,726
Waters Corp. *	12,900	1,301,868
Xenoport, Inc. *	12,600	65,898
Zalicus, Inc. (c)*	8,433	36,937
ZIOPHARM Oncology, Inc. *	22,800	80,712
Zoetis, Inc.	79,700	2,523,302

		248,001,346

Real Estate 3.4%
Acadia Realty Trust	9,600	256,032
AG Mortgage Investment Trust, Inc.	12,000	196,080
Agree Realty Corp.	5,000	157,850
Alexander & Baldwin, Inc. *	6,400	236,800
Alexander’s, Inc.	800	257,408
Alexandria Real Estate Equities, Inc.	10,900	717,002
Altisource Portfolio Solutions S.A. *	2,200	346,016
American Assets Trust, Inc.	8,000	266,320
American Campus Communities, Inc.	15,000	518,400
American Capital Agency Corp.	62,500	1,357,500
American Capital Mortgage Investment Corp.	9,000	171,990
American Realty Capital Properties, Inc. (c)	30,400	403,408
American Realty Investors, Inc. *	1,537	8,146
American Tower Corp.	62,000	4,919,700
Annaly Capital Management, Inc.	153,200	1,806,228
Anworth Mortgage Asset Corp.	24,200	118,822
Apartment Investment & Management Co., Class A	23,111	646,646
Apollo Commercial Real Estate Finance, Inc.	11,400	183,654
Apollo Residential Mortgage, Inc.	12,900	194,274
ARMOUR Residential REIT, Inc.	61,000	251,320
Ashford Hospitality Trust	9,000	117,540
Associated Estates Realty Corp.	6,900	105,846
AV Homes, Inc. *	6,500	124,150
AvalonBay Communities, Inc.	19,692	2,462,485
BioMed Realty Trust, Inc.	27,600	549,792
Boston Properties, Inc.	24,700	2,556,450
Brandywine Realty Trust	21,063	299,726
BRE Properties, Inc.	11,000	600,710
Camden Property Trust	12,500	802,500
Campus Crest Communities, Inc.	17,900	179,179
Capstead Mortgage Corp.	13,440	158,995
CBL & Associates Properties, Inc.	26,785	530,611
CBRE Group, Inc., Class A *	46,800	1,087,164
Cedar Realty Trust, Inc.	33,200	189,572
Chambers Street Properties (c)	37,300	348,009
Chesapeake Lodging Trust	8,500	200,345
Chimera Investment Corp.	146,600	444,198
Cole Real Estate Investment, Inc.	65,900	935,780
Colony Financial, Inc.	12,600	254,898
CommonWealth REIT	17,650	430,130
Consolidated-Tomoka Land Co.	2,000	75,040
Coresite Realty Corp.	3,400	110,296
Corporate Office Properties Trust	11,400	280,440
Corrections Corp. of America	16,285	602,545
Cousins Properties, Inc.	28,345	321,149
CubeSmart	17,300	316,071
CYS Investments, Inc.	25,500	216,495
DCT Industrial Trust, Inc.	45,000	348,750
DDR Corp.	39,584	670,949
DiamondRock Hospitality Co.	26,686	303,954
Digital Realty Trust, Inc. (c)	19,400	924,604
Douglas Emmett, Inc.	19,200	478,656
Duke Realty Corp.	50,590	838,276
DuPont Fabros Technology, Inc.	9,200	228,620
EastGroup Properties, Inc.	3,900	248,274
Education Realty Trust, Inc.	27,500	251,350
EPR Properties	6,600	339,042

52 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Equity Lifestyle Properties, Inc.	12,000	455,880
Equity One, Inc.	12,100	291,731
Equity Residential	53,500	2,801,260
Essex Property Trust, Inc.	6,300	1,014,300
Excel Trust, Inc.	14,000	169,120
Extra Space Storage, Inc.	16,500	758,835
Federal Realty Investment Trust	11,200	1,160,320
FelCor Lodging Trust, Inc. *	18,200	122,304
First Industrial Realty Trust, Inc.	15,900	287,313
First Potomac Realty Trust	14,800	181,892
Forest City Enterprises, Inc., Class A *	23,900	484,214
Forestar Group, Inc. *	4,933	110,154
Franklin Street Properties Corp.	14,000	184,800
General Growth Properties, Inc.	89,309	1,896,030
Getty Realty Corp.	9,500	182,210
Glimcher Realty Trust	20,000	205,000
Government Properties Income Trust	9,900	242,055
Gramercy Property Trust, Inc. *	27,228	124,432
Hatteras Financial Corp.	13,800	251,160
HCP, Inc.	70,648	2,931,892
Health Care REIT, Inc.	46,200	2,996,070
Healthcare Realty Trust, Inc.	12,700	304,927
Healthcare Trust of America, Inc., Class A	27,300	317,226
Hersha Hospitality Trust	40,000	226,800
Highwoods Properties, Inc.	13,300	513,380
Home Properties, Inc.	9,500	572,945
Hospitality Properties Trust	21,600	634,608
Host Hotels & Resorts, Inc.	116,963	2,169,664
Howard Hughes Corp. *	5,100	596,955
Hudson Pacific Properties, Inc.	9,100	188,279
Inland Real Estate Corp.	20,300	217,007
Invesco Mortgage Capital, Inc.	18,000	278,100
Investors Real Estate Trust	11,500	99,130
iStar Financial, Inc. *	13,390	169,116
Jones Lang LaSalle, Inc.	6,600	628,320
Kennedy-Wilson Holdings, Inc.	12,200	244,488
Kilroy Realty Corp.	12,900	685,764
Kimco Realty Corp.	62,795	1,348,837
Kite Realty Group Trust	31,300	200,320
LaSalle Hotel Properties	13,700	425,385
Lexington Realty Trust	26,267	307,324
Liberty Property Trust	22,500	836,775
LTC Properties, Inc.	4,800	189,360
Mack-Cali Realty Corp.	11,400	234,384
Maui Land & Pineapple Co., Inc. *	800	3,408
Medical Properties Trust, Inc.	20,200	263,408
MFA Financial, Inc.	51,000	377,910
Mid-America Apartment Communities, Inc.	10,544	700,122
Monmouth Real Estate Investment Corp., Class A	18,100	166,882
National Health Investors, Inc.	3,400	212,568
National Retail Properties, Inc.	17,920	616,448
New Century Financial Corp. (b)(g)*	3,600	—
NorthStar Realty Finance Corp.	29,500	275,235
Omega Healthcare Investors, Inc.	16,684	554,576
One Liberty Properties, Inc.	1,400	29,596
Parkway Properties, Inc.	12,800	231,808
Pebblebrook Hotel Trust	8,000	241,600
Pennsylvania Real Estate Investment Trust	8,500	154,105
PennyMac Mortgage Investment Trust	8,100	186,867
Piedmont Office Realty Trust, Inc., Class A	23,000	425,040
Plum Creek Timber Co., Inc.	24,547	1,114,434
PMC Commercial Trust	8,500	75,225
Post Properties, Inc.	8,200	375,068
Potlatch Corp.	5,753	234,895
Preferred Apartment Communities, Inc., Class A (c)	3,700	30,636
Prologis, Inc.	77,334	3,089,493
PS Business Parks, Inc.	3,000	244,470
Public Storage	23,190	3,872,034
RAIT Financial Trust	16,199	122,302
Ramco-Gershenson Properties Trust	6,900	112,194
Rayonier, Inc.	19,382	911,342
Realogy Holdings Corp. *	24,700	1,016,158
Realty Income Corp.	29,435	1,225,968
Redwood Trust, Inc.	11,300	197,976
Regency Centers Corp.	14,200	733,572
Resource Capital Corp.	28,600	175,890
Retail Opportunity Investments Corp.	14,400	213,120
Retail Properties of America, Inc., Class A	28,700	410,697
RLJ Lodging Trust	16,700	421,842
Rouse Properties, Inc.	5,815	117,579
Ryman Hospitality Properties, Inc.	7,837	289,264
Sabra Health Care REIT, Inc.	8,000	215,200
Saul Centers, Inc.	4,700	220,900
Select Income REIT	8,600	236,930
Senior Housing Properties Trust	27,850	686,224
Silver Bay Realty Trust Corp.	13,033	201,490
Simon Property Group, Inc.	48,583	7,508,503
SL Green Realty Corp.	14,150	1,338,165
Sovran Self Storage, Inc.	4,500	344,205
Spirit Realty Capital, Inc.	69,048	722,242
STAG Industrial, Inc.	6,800	142,188
Starwood Property Trust, Inc.	29,500	757,855
Strategic Hotels & Resorts, Inc. *	25,000	217,500
Summit Hotel Properties, Inc.	9,600	88,224
Sun Communities, Inc.	6,000	267,420
Sunstone Hotel Investors, Inc.	27,600	365,700
Tanger Factory Outlet Centers, Inc.	13,700	477,445
Taubman Centers, Inc.	10,100	664,479
Tejon Ranch Co. *	3,674	136,011
The Geo Group, Inc.	9,999	352,665
The Macerich Co.	22,405	1,326,600
The St. Joe Co. *	12,900	240,843
Thomas Properties Group, Inc.	5,600	38,080
Two Harbors Investment Corp.	60,300	562,599
UDR, Inc.	36,961	917,002
UMH Properties, Inc.	7,900	79,474
Universal Health Realty Income Trust	4,700	206,424
Urstadt Biddle Properties, Inc., Class A	4,500	88,830
Ventas, Inc.	47,350	3,089,114

See financial notes 53

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vornado Realty Trust REIT	28,041	2,497,331
Washington Real Estate Investment Trust	9,700	254,237
Weingarten Realty Investors	17,175	544,963
Western Asset Mortgage Capital Corp. (c)	4,200	67,662
Weyerhaeuser Co.	89,992	2,735,757
Whitestone REIT	2,100	28,959
Winthrop Realty Trust	10,000	117,700
WP Carey, Inc.	8,100	539,541

		107,888,447

Retailing 4.4%
Aaron’s, Inc.	9,375	265,969
Abercrombie & Fitch Co., Class A	11,800	442,264
Advance Auto Parts, Inc.	10,940	1,085,029
Aeropostale, Inc. (c)*	9,900	91,971
ALCO Stores, Inc. *	1,800	19,836
Amazon.com, Inc. *	58,400	21,259,352
America’s Car-Mart, Inc. *	2,650	121,211
American Eagle Outfitters, Inc.	27,450	425,200
ANN, Inc. *	6,625	234,260
Asbury Automotive Group, Inc. *	4,100	197,005
Ascena Retail Group, Inc. *	17,636	349,016
AutoNation, Inc. *	10,100	487,123
AutoZone, Inc. *	5,800	2,521,202
Barnes & Noble, Inc. *	7,400	104,562
Bed Bath & Beyond, Inc. *	34,200	2,644,344
Best Buy Co., Inc.	43,025	1,841,470
Big Lots, Inc. *	8,000	290,880
Brown Shoe Co., Inc.	6,675	149,787
Cabela’s, Inc. *	6,500	385,580
CarMax, Inc. *	35,146	1,651,511
Chico’s FAS, Inc.	22,800	391,020
Christopher & Banks Corp. *	13,400	77,318
Coldwater Creek, Inc. (c)*	16,125	16,125
Conn’s, Inc. *	3,300	199,452
Core-Mark Holding Co., Inc.	2,000	141,460
CST Brands, Inc.	9,386	302,605
Destination Maternity Corp.	5,000	156,200
Dick’s Sporting Goods, Inc.	14,600	776,866
Dillard’s, Inc., Class A	4,300	352,514
Dollar General Corp. *	46,700	2,698,326
Dollar Tree, Inc. *	35,350	2,064,440
DSW, Inc., Class A	5,780	506,733
Expedia, Inc.	16,972	999,311
Express, Inc. *	12,600	292,446
Family Dollar Stores, Inc.	14,100	971,208
Five Below, Inc. *	6,100	294,386
Foot Locker, Inc.	23,800	825,860
Francesca’s Holdings Corp. *	4,900	88,151
Fred’s, Inc., Class A	6,700	108,540
GameStop Corp., Class A	17,548	961,981
Geeknet, Inc. *	452	8,669
Genesco, Inc. *	4,300	292,873
Genuine Parts Co.	24,000	1,891,920
GNC Holdings, Inc., Class A	15,500	911,710
Group 1 Automotive, Inc.	4,400	281,600
Groupon, Inc. *	58,800	536,844
Guess?, Inc.	7,900	246,875
Hibbett Sports, Inc. *	3,543	206,663
HomeAway, Inc. *	7,300	216,445
HSN, Inc.	6,269	328,496
J.C. Penney Co., Inc. (c)*	30,300	227,250
Jos. A. Bank Clothiers, Inc. *	3,600	172,728
Kirkland’s, Inc. *	8,700	154,425
Kohl’s Corp.	31,600	1,794,880
L Brands, Inc.	37,020	2,317,822
Liberty Interactive Corp., Class A *	81,009	2,184,003
Liberty Ventures, Series A *	5,665	608,251
Lithia Motors, Inc., Class A	3,300	207,405
LKQ Corp. *	46,700	1,542,501
Lowe’s Cos., Inc.	167,500	8,338,150
Lumber Liquidators Holdings, Inc. *	4,600	525,274
Macy’s, Inc.	61,052	2,815,108
MarineMax, Inc. *	7,000	103,110
Monro Muffler Brake, Inc.	4,462	205,252
Murphy USA, Inc. *	6,875	278,987
Netflix, Inc. *	9,300	2,999,064
Nordstrom, Inc.	22,500	1,360,575
O’Reilly Automotive, Inc. *	16,699	2,067,503
Office Depot, Inc. *	69,900	390,741
OfficeMax, Inc.	22,400	335,552
Pacific Sunwear of California, Inc. *	41,175	110,761
Penske Automotive Group, Inc.	6,300	249,606
PetSmart, Inc.	15,900	1,156,884
Pier 1 Imports, Inc.	15,800	329,904
Pool Corp.	6,662	362,280
Priceline.com, Inc. *	8,083	8,518,108
RadioShack Corp. (c)*	27,200	76,432
Rent-A-Center, Inc.	7,750	265,360
Restoration Hardware Holdings, Inc. *	4,200	292,908
Ross Stores, Inc.	34,200	2,645,370
Saks, Inc. *	14,800	236,652
Sally Beauty Holdings, Inc. *	24,850	654,052
Sears Holdings Corp. (c)*	6,385	370,841
Select Comfort Corp. *	7,300	133,736
Shoe Carnival, Inc.	6,300	163,737
Shutterfly, Inc. *	4,600	226,044
Signet Jewelers Ltd.	12,500	933,250
Sonic Automotive, Inc., Class A	4,400	98,032
Stage Stores, Inc.	5,700	117,705
Staples, Inc.	107,500	1,732,900
Stein Mart, Inc.	10,300	152,131
Systemax, Inc.	8,000	76,000
Target Corp.	100,400	6,504,916
The Buckle, Inc.	3,875	189,643
The Cato Corp., Class A	3,800	113,886
The Children’s Place Retail Stores, Inc. *	3,600	196,524
The Finish Line, Inc., Class A	7,161	179,311
The Gap, Inc.	46,400	1,716,336
The Home Depot, Inc.	228,070	17,764,372
The Men’s Wearhouse, Inc.	6,600	279,180
The Pep Boys - Manny, Moe & Jack *	7,900	102,226
The TJX Cos., Inc.	113,400	6,893,586
The Wet Seal, Inc., Class A *	31,400	103,934
Tiffany & Co.	18,600	1,472,562
Tractor Supply Co.	21,000	1,498,350

54 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Trans World Entertainment Corp.	9,700	42,001
TripAdvisor, Inc. *	17,272	1,428,567
Tuesday Morning Corp. *	10,800	152,820
Ulta Salon, Cosmetics & Fragrance, Inc. *	10,100	1,301,385
Urban Outfitters, Inc. *	15,800	598,504
Vitamin Shoppe, Inc. *	4,200	197,022
VOXX International Corp. *	9,100	141,141
West Marine, Inc. *	8,200	100,122
Williams-Sonoma, Inc.	14,000	734,160
Winmark Corp.	1,700	124,457
Zale Corp. *	17,420	272,275
Zumiez, Inc. *	4,500	133,380

		141,486,543

Semiconductors & Semiconductor Equipment 2.1%
Advanced Energy Industries, Inc. *	6,900	144,072
Advanced Micro Devices, Inc. (c)*	84,700	282,898
Altera Corp.	49,300	1,656,480
Amkor Technology, Inc. *	49,300	261,783
Amtech Systems, Inc. *	3,500	28,000
ANADIGICS, Inc. *	8,150	16,463
Analog Devices, Inc.	49,000	2,415,700
Applied Materials, Inc.	184,998	3,302,214
Applied Micro Circuits Corp. *	12,800	149,248
Atmel Corp. *	64,100	466,648
ATMI, Inc. *	4,400	120,296
Avago Technologies Ltd.	38,900	1,767,227
AXT, Inc. *	3,500	7,910
Broadcom Corp., Class A	86,700	2,316,624
Brooks Automation, Inc.	11,885	114,571
Cabot Microelectronics Corp. *	5,660	231,437
Cavium, Inc. *	7,000	282,170
CEVA, Inc. *	7,233	103,649
Cirrus Logic, Inc. *	9,800	219,814
Cohu, Inc.	7,500	71,700
Cree, Inc. *	18,400	1,117,800
Cypress Semiconductor Corp. *	19,500	180,960
Diodes, Inc. *	6,412	155,299
DSP Group, Inc. *	6,300	46,935
Entegris, Inc. *	19,299	199,745
Entropic Communications, Inc. *	20,100	86,028
Exar Corp. *	9,834	113,386
Fairchild Semiconductor International, Inc. *	17,800	225,526
First Solar, Inc. *	10,900	547,943
FormFactor, Inc. *	14,600	76,212
GSI Technology, Inc. *	8,500	59,670
GT Advanced Technologies, Inc. *	29,500	221,250
Hittite Microwave Corp. *	4,500	287,505
Integrated Device Technology, Inc. *	26,920	286,429
Integrated Silicon Solutions, Inc. *	9,338	100,664
Intel Corp.	785,632	19,192,990
International Rectifier Corp. *	8,600	223,944
Intersil Corp., Class A	15,364	171,462
IXYS Corp.	6,900	80,247
KLA-Tencor Corp.	26,800	1,758,080
Kopin Corp. *	19,600	71,932
Kulicke & Soffa Industries, Inc. *	10,400	134,160
Lam Research Corp. *	24,267	1,315,999
Lattice Semiconductor Corp. *	25,100	128,763
Linear Technology Corp.	37,000	1,522,180
LSI Corp.	79,587	674,898
Marvell Technology Group Ltd.	63,700	764,400
Maxim Integrated Products, Inc.	43,100	1,280,070
Micrel, Inc.	9,700	89,240
Microchip Technology, Inc.	30,675	1,317,798
Micron Technology, Inc. *	159,699	2,823,478
Microsemi Corp. *	13,152	330,510
MKS Instruments, Inc.	7,900	234,156
Monolithic Power Systems, Inc.	6,500	206,960
MoSys, Inc. *	6,400	28,160
Nanometrics, Inc. *	5,300	98,474
NVIDIA Corp.	88,700	1,346,466
OmniVision Technologies, Inc. *	7,800	109,278
ON Semiconductor Corp. *	75,165	530,665
Pericom Semiconductor Corp. *	6,600	53,328
Photronics, Inc. *	18,000	151,200
PLX Technology, Inc. *	14,100	85,164
PMC-Sierra, Inc. *	27,300	160,251
Power Integrations, Inc.	4,200	241,248
Rambus, Inc. *	19,600	171,304
RF Micro Devices, Inc. *	40,720	213,780
Rudolph Technologies, Inc. *	16,418	174,031
Semtech Corp. *	9,700	301,767
Silicon Image, Inc. *	19,500	102,375
Silicon Laboratories, Inc. *	5,000	201,100
Skyworks Solutions, Inc. *	28,789	742,180
Spansion, Inc., Class A *	8,600	102,942
SunEdison, Inc. *	38,900	361,770
SunPower Corp. (c)*	14,500	437,755
Supertex, Inc.	4,900	124,999
Synaptics, Inc. *	5,250	244,125
Teradyne, Inc. *	27,359	478,509
Tessera Technologies, Inc.	11,100	211,122
Texas Instruments, Inc.	173,597	7,304,962
TriQuint Semiconductor, Inc. *	32,110	254,632
Ultratech, Inc. *	4,800	114,192
Veeco Instruments, Inc. *	5,500	160,655
Xilinx, Inc.	42,400	1,925,808

		66,417,765

Software & Services 9.4%
Accelrys, Inc. *	13,264	124,018
Accenture plc, Class A	101,500	7,460,250
ACI Worldwide, Inc. *	5,200	286,624
Activision Blizzard, Inc.	66,532	1,107,092
Actuate Corp. *	13,962	111,836
Acxiom Corp. *	13,300	441,959
Adobe Systems, Inc. *	73,610	3,989,662
Advent Software, Inc.	7,900	265,045
Akamai Technologies, Inc. *	27,738	1,240,998
Alliance Data Systems Corp. *	7,400	1,754,244
Amdocs Ltd.	24,800	953,560
Angie’s List, Inc. *	8,000	112,720
ANSYS, Inc. *	15,286	1,336,761
AOL, Inc. *	11,322	410,309
Aspen Technology, Inc. *	13,400	512,282
Autodesk, Inc. *	34,900	1,392,859
Automatic Data Processing, Inc.	76,300	5,720,211
Bankrate, Inc. *	8,700	146,508

See financial notes 55

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bazaarvoice, Inc. *	15,200	142,576
Blackbaud, Inc.	6,000	216,000
Blucora, Inc. *	11,572	273,446
Booz Allen Hamilton Holding Corp.	12,300	243,540
Bottomline Technologies, Inc. *	8,800	276,496
Broadridge Financial Solutions, Inc.	17,725	623,211
BroadSoft, Inc. *	6,500	212,680
CA, Inc.	50,508	1,604,134
CACI International, Inc., Class A *	4,100	295,118
Cadence Design Systems, Inc. *	41,400	536,958
Cardtronics, Inc. *	5,000	196,250
CIBER, Inc. *	24,900	80,925
Citrix Systems, Inc. *	29,800	1,692,044
Cognizant Technology Solutions Corp., Class A *	47,700	4,146,561
CommVault Systems, Inc. *	6,900	538,752
Computer Sciences Corp.	22,638	1,115,148
Compuware Corp.	31,800	339,624
comScore, Inc. *	7,500	200,400
Comverse, Inc. *	3,550	112,109
Concur Technologies, Inc. *	7,600	794,960
Constant Contact, Inc. *	7,000	181,370
Convergys Corp.	16,000	315,840
CoreLogic, Inc. *	13,800	459,126
Cornerstone OnDemand, Inc. *	7,100	336,327
CoStar Group, Inc. *	4,500	796,455
CSG Systems International, Inc.	5,400	150,444
Dealertrack Technologies, Inc. *	6,100	227,530
Demand Media, Inc. *	29,600	141,488
Demandware, Inc. *	6,800	336,260
Digimarc Corp.	3,542	74,595
Digital River, Inc. *	7,100	126,664
DST Systems, Inc.	4,300	364,511
Dynamics Research Corp. *	1,200	8,880
EarthLink, Inc.	17,050	86,273
eBay, Inc. *	182,348	9,611,563
Ebix, Inc. (c)	7,200	81,936
Edgewater Technology, Inc. *	767	5,254
Electronic Arts, Inc. *	47,100	1,236,375
Ellie Mae, Inc. *	4,700	135,830
EPAM Systems, Inc. *	4,800	179,856
EPIQ Systems, Inc.	8,525	127,534
Equinix, Inc. *	7,565	1,221,596
Euronet Worldwide, Inc. *	8,800	381,920
ExlService Holdings, Inc. *	7,200	208,152
Facebook, Inc., Class A *	257,300	12,931,898
FactSet Research Systems, Inc. (c)	5,850	637,299
Fair Isaac Corp.	4,744	271,736
FalconStor Software, Inc. *	1,200	1,776
Fidelity National Information Services, Inc.	46,106	2,247,668
Fiserv, Inc. *	20,700	2,167,911
FleetCor Technologies, Inc. *	11,500	1,326,525
Forrester Research, Inc.	4,100	159,121
Fortinet, Inc. *	18,500	372,035
Gartner, Inc. *	14,800	872,460
Genpact Ltd. *	18,800	372,804
Global Cash Access Holdings, Inc. *	28,300	234,890
Global Payments, Inc.	11,440	680,451
Google, Inc., Class A *	44,065	45,412,508
GSE Systems, Inc. *	2,424	4,121
Guidewire Software, Inc. *	9,100	461,552
Heartland Payment Systems, Inc.	4,500	182,025
Higher One Holdings, Inc. *	19,400	154,230
IAC/InterActiveCorp	11,372	607,151
iGATE Corp. *	8,800	280,192
Imperva, Inc. *	4,700	180,198
Infoblox, Inc. *	5,200	231,140
Informatica Corp. *	18,000	694,800
Information Services Group, Inc. *	7,500	31,950
Interactive Intelligence Group, Inc. *	2,900	178,205
Internap Network Services Corp. *	13,200	95,964
International Business Machines Corp.	162,710	29,159,259
IntraLinks Holdings, Inc. *	12,200	126,758
Intuit, Inc.	46,830	3,344,130
j2 Global, Inc.	6,000	329,880
Jack Henry & Associates, Inc.	13,800	753,618
Jive Software, Inc. *	8,600	93,654
Leidos Holdings, Inc.	11,000	517,990
Lender Processing Services, Inc.	14,357	495,604
LinkedIn Corp., Class A *	14,300	3,198,481
Lionbridge Technologies, Inc. *	19,500	85,020
Liquidity Services, Inc. (c)*	6,200	161,882
LivePerson, Inc. *	19,700	183,998
LogMeIn, Inc. *	4,400	142,120
LookSmart Ltd. *	480	355
Manhattan Associates, Inc. *	2,900	308,879
ManTech International Corp., Class A	8,600	240,284
MasterCard, Inc., Class A	16,300	11,688,730
Mattersight Corp. *	190	804
MAXIMUS, Inc.	9,600	465,120
Mentor Graphics Corp.	13,800	304,704
MICROS Systems, Inc. *	11,400	618,450
Microsoft Corp.	1,195,350	42,255,622
MicroStrategy, Inc., Class A *	2,256	275,209
Millennial Media, Inc. (c)*	21,300	149,739
ModusLink Global Solutions, Inc. *	10,450	43,054
MoneyGram International, Inc. *	9,037	190,771
Monotype Imaging Holdings, Inc.	6,500	183,430
Monster Worldwide, Inc. *	35,800	154,656
Move, Inc. *	12,430	210,937
NetScout Systems, Inc. *	7,300	206,736
NetSuite, Inc. *	4,900	494,312
NeuStar, Inc., Class A *	9,300	427,056
NIC, Inc.	8,000	196,960
Nuance Communications, Inc. *	42,274	657,783
OpenTable, Inc. *	3,400	236,232
Oracle Corp.	562,249	18,835,342
Pandora Media, Inc. *	21,800	547,834
Paychex, Inc.	50,100	2,117,226
Pegasystems, Inc.	6,400	243,584
Perficient, Inc. *	7,800	141,102
PRGX Global, Inc. *	11,000	78,980
Progress Software Corp. *	9,300	241,428
PTC, Inc. *	17,680	490,090
Qlik Technologies, Inc. *	14,100	357,294
Rackspace Hosting, Inc. *	16,500	845,295

56 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
RealNetworks, Inc. *	12,725	97,601
RealPage, Inc. *	10,500	257,565
Red Hat, Inc. *	29,900	1,293,773
Reis, Inc. *	1,400	25,186
Rovi Corp. *	15,412	258,305
Salesforce.com, Inc. *	85,400	4,556,944
Sapient Corp. *	16,100	254,541
Science Applications International Corp.	6,285	221,546
SeaChange International, Inc. *	9,250	131,258
ServiceNow, Inc. *	15,700	857,377
ServiceSource International, Inc. *	14,400	155,808
Shutterstock, Inc. *	4,000	283,200
Solarwinds, Inc. *	8,600	311,234
Solera Holdings, Inc.	10,100	567,822
Splunk, Inc. *	12,600	790,146
SS&C Technologies Holdings, Inc. *	8,100	318,330
StarTek, Inc. *	3,900	24,414
Support.com, Inc. *	18,400	82,064
Sykes Enterprises, Inc. *	11,026	206,407
Symantec Corp.	108,073	2,457,580
Synchronoss Technologies, Inc. *	4,700	162,714
Synopsys, Inc. *	24,384	888,797
Syntel, Inc.	2,500	214,600
Take-Two Interactive Software, Inc. *	12,900	231,039
Tangoe, Inc. *	8,200	156,620
TeleCommunication Systems, Inc., Class A *	10,800	24,624
TeleTech Holdings, Inc. *	9,100	240,877
Teradata Corp. *	25,000	1,101,750
The Active Network, Inc. *	13,300	192,052
The Hackett Group, Inc.	7,200	51,264
The Ultimate Software Group, Inc. *	4,200	648,816
The Western Union Co.	90,332	1,537,451
TIBCO Software, Inc. *	23,200	569,792
TiVo, Inc. *	17,800	236,562
Total System Services, Inc.	27,404	817,461
Trulia, Inc. *	5,400	215,838
Tyler Technologies, Inc. *	4,000	386,840
Unisys Corp. *	6,200	163,370
United Online, Inc. *	17,350	149,904
Unwired Planet, Inc. *	7,771	12,589
ValueClick, Inc. *	12,000	230,520
Vantiv, Inc., Class A *	17,400	478,500
VeriFone Systems, Inc. *	15,400	348,964
Verint Systems, Inc. *	9,510	347,305
Verisign, Inc. *	22,275	1,209,087
VirnetX Holding Corp. (c)*	10,600	230,444
Virtusa Corp. *	4,700	146,076
Visa, Inc., Class A	81,400	16,008,938
VMware, Inc., Class A *	13,600	1,105,408
Web.com Group, Inc. *	5,423	146,150
WebMD Health Corp. *	7,074	249,146
WEX, Inc. *	5,700	532,095
Workday, Inc., Class A *	4,900	366,863
Yahoo! Inc. *	147,944	4,871,796
Yelp, Inc. *	4,300	291,325
Zillow, Inc., Class A *	4,500	358,335
Zynga, Inc., Class A *	98,900	355,051

		298,824,715

Technology Hardware & Equipment 5.6%
3D Systems Corp. (c)*	13,300	827,792
ADTRAN, Inc.	9,100	213,668
Agilysys, Inc. *	8,460	99,405
Amphenol Corp., Class A	24,500	1,967,105
Anaren, Inc. *	5,300	132,394
Anixter International, Inc. *	4,000	341,960
Apple, Inc.	143,300	74,852,755
ARRIS Group, Inc. *	16,175	288,885
Arrow Electronics, Inc. *	15,700	753,914
Aruba Networks, Inc. *	15,700	294,532
Aviat Networks, Inc. *	18,877	38,887
Avid Technology, Inc. *	7,956	59,272
Avnet, Inc.	20,088	797,494
AVX Corp.	14,000	185,500
Badger Meter, Inc.	4,000	208,040
Belden, Inc.	6,900	464,094
Benchmark Electronics, Inc. *	7,830	177,976
Black Box Corp.	4,100	102,664
Brocade Communications Systems, Inc. *	64,935	520,779
Checkpoint Systems, Inc. *	7,100	120,842
Ciena Corp. *	17,970	418,162
Cisco Systems, Inc.	845,409	19,021,702
Cognex Corp.	14,800	462,500
Coherent, Inc.	2,800	185,332
Comtech Telecommunications Corp.	4,175	125,333
Corning, Inc.	234,407	4,006,016
Cray, Inc. *	7,600	169,936
CTS Corp.	8,800	163,856
Daktronics, Inc.	8,700	104,052
Diebold, Inc.	9,000	269,640
Digi International, Inc. *	9,100	91,728
Dolby Laboratories, Inc., Class A	8,800	314,512
DTS, Inc. *	4,300	86,000
Echelon Corp. *	7,200	15,624
EchoStar Corp., Class A *	4,940	236,922
Electro Rent Corp.	7,100	128,794
Electro Scientific Industries, Inc.	9,900	118,602
Electronics for Imaging, Inc. *	6,400	219,584
EMC Corp.	327,986	7,894,623
Emulex Corp. *	14,100	106,173
Extreme Networks, Inc. *	27,500	147,400
F5 Networks, Inc. *	13,100	1,067,781
FARO Technologies, Inc. *	3,000	142,500
FEI Co.	6,600	587,928
Finisar Corp. *	12,000	276,120
FLIR Systems, Inc.	21,900	623,712
Frequency Electronics, Inc.	500	5,555
Fusion-io, Inc. *	16,800	180,600
Gerber Scientific, Inc. (b)(g)	8,900	—
Harmonic, Inc. *	20,042	146,507
Harris Corp.	17,000	1,053,320
Hewlett-Packard Co.	301,036	7,336,247
Hutchinson Technology, Inc. *	6,000	22,320
I.D. Systems, Inc. *	5,500	28,600
Identive Group, Inc. *	1,200	768

See financial notes 57

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Imation Corp. *	5,500	25,575
Immersion Corp. *	4,300	54,696
Infinera Corp. *	16,400	167,444
Ingram Micro, Inc., Class A *	22,400	519,008
Insight Enterprises, Inc. *	4,650	97,975
Intellicheck Mobilisa, Inc. *	500	225
InterDigital, Inc.	6,700	259,625
InvenSense, Inc. (c)*	17,600	297,264
IPG Photonics Corp. (c)	4,600	304,842
Itron, Inc. *	5,700	243,219
Ixia *	14,900	211,282
Jabil Circuit, Inc.	27,700	577,822
JDS Uniphase Corp. *	34,153	447,063
Juniper Networks, Inc. *	76,265	1,421,580
Lexmark International, Inc., Class A	10,900	387,495
LightPath Technologies, Inc., Class A *	75	104
Littelfuse, Inc.	3,700	314,611
Maxwell Technologies, Inc. *	7,700	57,750
Measurement Specialties, Inc. *	3,200	178,336
Mercury Systems, Inc. *	7,800	71,916
Methode Electronics, Inc.	9,500	243,010
MOCON, Inc.	600	8,370
Molex, Inc.	22,525	869,465
Motorola Solutions, Inc.	37,279	2,330,683
MTS Systems Corp.	3,781	246,975
Multi-Fineline Electronix, Inc. *	5,700	76,437
National Instruments Corp.	13,212	383,809
NCR Corp. *	27,500	1,005,125
NetApp, Inc.	55,900	2,169,479
NETGEAR, Inc. *	6,000	172,560
Newport Corp. *	8,500	134,895
OCZ Technology Group, Inc. (c)*	10,200	11,322
Oplink Communications, Inc. *	5,957	108,715
OSI Systems, Inc. *	3,700	269,508
Palo Alto Networks, Inc. *	7,100	299,336
Park Electrochemical Corp.	3,600	100,980
PC Connection, Inc.	7,000	139,930
PC-Tel, Inc.	8,900	81,969
Performance Technologies, Inc. *	1,600	4,960
Plantronics, Inc.	6,000	257,640
Plexus Corp. *	6,500	248,820
Polycom, Inc. *	22,400	232,960
Pulse Electronics Corp. *	1,150	4,272
QLogic Corp. *	17,044	210,493
QUALCOMM, Inc.	269,700	18,736,059
Radisys Corp. *	7,200	21,744
Research Frontiers, Inc. (c)*	2,800	13,496
Richardson Electronics Ltd.	7,300	84,096
Riverbed Technology, Inc. *	22,700	336,414
Rofin-Sinar Technologies, Inc. *	3,800	99,750
Rogers Corp. *	4,200	256,032
SanDisk Corp.	37,300	2,592,350
Sanmina Corp. *	20,900	304,304
ScanSource, Inc. *	6,300	242,298
Seagate Technology plc	49,766	2,422,609
Sonus Networks, Inc. *	44,900	134,700
Super Micro Computer, Inc. *	8,200	114,144
Symmetricom, Inc. *	11,950	85,682
SYNNEX Corp. *	3,000	183,900
TE Connectivity Ltd.	65,500	3,372,595
Tech Data Corp. *	5,300	275,918
Tellabs, Inc.	38,064	92,876
TESSCO Technologies, Inc.	4,025	142,606
TransAct Technologies, Inc.	1,500	20,685
Trimble Navigation Ltd. *	39,884	1,139,486
TTM Technologies, Inc. *	11,000	96,250
Ubiquiti Networks, Inc.	6,900	266,202
Universal Display Corp. *	5,800	185,020
ViaSat, Inc. *	6,500	429,780
Vishay Intertechnology, Inc. *	18,588	228,075
Vishay Precision Group, Inc. *	5,620	92,168
Western Digital Corp.	32,600	2,269,938
Xerox Corp.	186,756	1,856,355
Xybernaut Corp. (b)(g)*	1,400	—
Zebra Technologies Corp., Class A *	7,375	356,286
Zygo Corp. *	7,000	108,080

		180,015,850

Telecommunication Services 2.2%
Alaska Communications Systems Group, Inc. *	5,000	12,300
Alteva, Inc.	1,100	8,415
AT&T, Inc.	839,856	30,402,787
Atlantic Tele-Network, Inc.	3,250	180,115
CenturyLink, Inc.	95,078	3,219,341
Cincinnati Bell, Inc. *	32,268	92,286
Cogent Communications Group, Inc.	9,900	347,787
Consolidated Communications Holdings, Inc.	5,253	97,863
Crown Castle International Corp. *	46,476	3,533,106
Frontier Communications Corp. (c)	146,868	647,688
General Communication, Inc., Class A *	10,500	99,855
HickoryTech Corp.	4,600	61,548
Iridium Communications, Inc. *	11,800	71,154
Leap Wireless International, Inc. *	13,000	209,300
Level 3 Communications, Inc. *	23,006	702,833
Lumos Networks Corp.	1,500	33,015
NII Holdings, Inc. (c)*	27,900	95,976
NTELOS Holdings Corp.	4,500	85,680
Premiere Global Services, Inc. *	11,400	102,714
SBA Communications Corp., Class A *	21,700	1,898,099
Shenandoah Telecommunications Co.	2,500	69,325
Sprint Corp. *	136,205	916,660
T-Mobile US, Inc. *	27,150	752,870
Telephone & Data Systems, Inc.	14,222	443,442
tw telecom, Inc. *	21,600	680,832
United States Cellular Corp.	5,400	261,360
USA Mobility, Inc.	5,500	82,060
Verizon Communications, Inc.	451,272	22,793,749
Vonage Holdings Corp. *	36,400	135,772
Windstream Holdings, Inc. (c)	87,969	752,135

		68,790,067

Transportation 1.9%
Alaska Air Group, Inc.	10,100	713,666

58 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Allegiant Travel Co.	2,000	208,540
AMERCO	1,000	201,930
Arkansas Best Corp.	9,900	270,963
Atlas Air Worldwide Holdings, Inc. *	3,800	140,714
Avis Budget Group, Inc. *	17,500	548,275
C.H. Robinson Worldwide, Inc.	26,000	1,553,240
Con-way, Inc.	7,500	309,000
Covenant Transport Group, Inc., Class A *	3,000	19,590
CSX Corp.	161,100	4,198,266
Delta Air Lines, Inc.	135,300	3,569,214
Expeditors International of Washington, Inc.	33,700	1,526,273
FedEx Corp.	46,863	6,139,053
Forward Air Corp.	4,600	186,208
Genco Shipping & Trading Ltd. (c)*	21,500	57,405
Genesee & Wyoming, Inc., Class A *	7,400	738,816
Heartland Express, Inc.	16,241	233,221
Hertz Global Holdings, Inc. *	60,600	1,391,376
Hub Group, Inc., Class A *	4,400	161,612
J.B. Hunt Transport Services, Inc.	13,500	1,012,905
JetBlue Airways Corp. *	30,962	219,521
Kansas City Southern	17,050	2,071,916
Kirby Corp. *	8,600	761,014
Knight Transportation, Inc.	9,050	153,579
Landstar System, Inc.	6,600	364,914
Matson, Inc.	6,400	173,376
Norfolk Southern Corp.	49,800	4,283,796
Old Dominion Freight Line, Inc. *	9,712	455,493
Pacer International, Inc. *	17,800	142,044
Park-Ohio Holdings Corp. *	3,600	149,076
Republic Airways Holdings, Inc. *	12,500	147,250
Roadrunner Transportation Systems, Inc. *	4,900	129,850
Ryder System, Inc.	7,500	493,725
Saia, Inc. *	9,150	297,649
SkyWest, Inc.	7,000	105,280
Southwest Airlines Co.	112,315	1,934,064
Spirit Airlines, Inc. *	11,500	496,225
Swift Transportation Co. (c)*	19,000	414,010
Union Pacific Corp.	72,900	11,037,060
United Continental Holdings, Inc. *	56,100	1,904,595
United Parcel Service, Inc., Class B	113,880	11,187,571
Universal Truckload Services, Inc.	3,300	87,978
US Airways Group, Inc. *	30,800	676,676
UTI Worldwide, Inc.	14,600	221,920
Werner Enterprises, Inc.	5,832	135,069
Wesco Aircraft Holdings, Inc. *	13,500	247,320

		61,471,238

Utilities 3.1%
AGL Resources, Inc.	18,629	891,584
ALLETE, Inc.	5,233	264,424
Alliant Energy Corp.	16,300	851,186
Ameren Corp.	36,200	1,309,716
American DG Energy, Inc. *	11,400	17,214
American Electric Power Co., Inc.	77,920	3,649,773
American States Water Co.	9,600	273,408
American Water Works Co., Inc.	29,100	1,247,517
Aqua America, Inc.	25,867	651,331
Artesian Resources Corp., Class A	4,000	91,600
Atmos Energy Corp.	14,200	628,634
Avista Corp.	7,800	216,762
Black Hills Corp.	7,700	390,544
Cadiz, Inc. (c)*	6,356	32,733
California Water Service Group	11,300	246,340
Calpine Corp. *	57,800	1,165,826
CenterPoint Energy, Inc.	66,500	1,635,900
Chesapeake Utilities Corp.	4,847	263,725
Cleco Corp.	8,700	403,158
CMS Energy Corp.	43,500	1,194,510
Connecticut Water Service, Inc.	5,100	163,455
Consolidated Edison, Inc.	45,000	2,619,900
Delta Natural Gas Co., Inc.	1,291	28,815
Dominion Resources, Inc.	91,280	5,819,100
DTE Energy Co.	26,701	1,846,107
Duke Energy Corp.	112,073	8,038,996
Dynegy, Inc. *	17,000	330,310
Edison International	50,210	2,461,796
El Paso Electric Co.	5,300	186,401
Entergy Corp.	27,500	1,779,800
Exelon Corp.	135,069	3,854,869
FirstEnergy Corp.	64,156	2,429,588
Genie Energy Ltd., Class B *	12,800	132,224
Great Plains Energy, Inc.	21,541	504,921
Hawaiian Electric Industries, Inc.	13,300	353,381
IDACORP, Inc.	7,100	366,360
Integrys Energy Group, Inc.	12,540	735,847
ITC Holdings Corp.	7,500	754,425
MDU Resources Group, Inc.	29,825	888,189
MGE Energy, Inc.	3,300	185,823
Middlesex Water Co.	4,500	93,285
National Fuel Gas Co.	12,400	887,220
New Jersey Resources Corp.	6,225	286,537
NextEra Energy, Inc.	67,400	5,712,150
NiSource, Inc.	48,164	1,518,129
Northeast Utilities	48,443	2,077,720
Northwest Natural Gas Co.	6,300	273,609
NorthWestern Corp.	7,100	325,464
NRG Energy, Inc.	48,056	1,371,038
NV Energy, Inc.	37,076	880,184
OGE Energy Corp.	29,800	1,099,620
ONEOK, Inc.	32,600	1,841,900
Ormat Technologies, Inc.	8,600	224,202
Otter Tail Corp.	7,800	232,674
Pepco Holdings, Inc.	37,400	721,072
PG&E Corp.	68,500	2,866,725
Piedmont Natural Gas Co., Inc.	12,300	419,922
Pinnacle West Capital Corp.	16,200	907,686
PNM Resources, Inc.	11,200	267,904
Portland General Electric Co.	10,900	312,830
PPL Corp.	98,700	3,023,181
Public Service Enterprise Group, Inc.	77,700	2,602,950
Pure Cycle Corp. *	8,000	53,440
Questar Corp.	28,900	683,774
SCANA Corp.	21,905	1,021,430
Sempra Energy	35,775	3,260,534
SJW Corp.	9,470	267,338
South Jersey Industries, Inc.	4,200	250,110

See financial notes 59

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Southwest Gas Corp.	6,500	352,690
TECO Energy, Inc.	29,100	499,647
The AES Corp.	101,396	1,428,670
The Empire District Electric Co.	11,200	251,888
The Laclede Group, Inc.	5,800	273,006
The Southern Co.	137,800	5,637,398
UGI Corp.	18,600	769,482
UIL Holdings Corp.	6,966	268,330
Unitil Corp.	7,200	217,584
UNS Energy Corp.	5,700	282,036
Vectren Corp.	11,366	396,901
Westar Energy, Inc.	18,500	584,785
WGL Holdings, Inc.	7,300	328,573
Wisconsin Energy Corp.	34,600	1,457,006
Xcel Energy, Inc.	78,995	2,279,796
York Water Co.	6,100	126,331

		97,542,943

Total Common Stock
(Cost $1,956,313,008)		3,083,859,605

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (b)(g)*	2,293	—

Real Estate 0.0%
Tejon Ranch Co *	1	5

Total Warrants
(Cost $2)		5

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.9% of net assets

Time Deposits 2.8%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	73,797,969	73,797,969
JPMorgan Chase
0.03%, 11/01/13	13,812,209	13,812,209

		87,610,178

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (d)(e)	4,500,000	4,499,970

Total Short-Term Investments
(Cost $92,110,148)		92,110,148

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.6% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	19,098,378	19,098,378

Total Collateral Invested for Securities on Loan
(Cost $19,098,378)		19,098,378

End of collateral invested for securities on loan.

At 10/31/13 tax basis cost of the fund’s investments was $2,061,401,063 and the unrealized appreciation and depreciation were $1,194,577,512 and ($80,008,817), respectively, with a net unrealized appreciation of $1,114,568,695.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $18,479,281.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/20/13	120	13,173,600	326,181
S&P 500 Index, e-mini, Long, expires 12/20/13	900	78,795,000	2,282,356

Net Unrealized Appreciation			2,608,537

60 See financial notes

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.0%	Common Stock	1,549,007,351	2,115,822,955
0.6%	Preferred Stock	8,346,686	13,040,219
0.0%	Rights	371,648	389,200
0.4%	Other Investment Company	8,089,400	9,223,200
2.6%	Short-Term Investments	58,322,640	58,322,640

99.6%	Total Investments	1,624,137,725	2,196,798,214
0.2%	Collateral Invested for Securities on Loan	4,637,410	4,637,410
0.2%	Other Assets and Liabilities, Net		3,227,192

100.0%	Total Net Assets		2,204,662,816

	Number	Value
Security	of Shares	($)

Common Stock 96.0% of net assets

Australia 7.9%

Banks 2.9%
Australia & New Zealand Banking Group Ltd.	451,524	14,448,926
Bendigo & Adelaide Bank Ltd.	65,340	672,662
Commonwealth Bank of Australia	265,248	19,098,522
National Australia Bank Ltd.	385,557	12,885,639
Westpac Banking Corp.	510,729	16,581,912

		63,687,661

Capital Goods 0.0%
Leighton Holdings Ltd.	33,382	565,518

Commercial & Professional Supplies 0.2%
ALS Ltd.	65,668	621,201
Brambles Ltd.	257,788	2,263,052
Seek Ltd.	55,037	676,147

		3,560,400

Consumer Services 0.1%
Crown Ltd.	71,852	1,145,486
Echo Entertainment Group Ltd.	100,330	251,811
Flight Centre Ltd.	9,011	442,380
TABCORP Holdings Ltd.	122,573	416,904
Tatts Group Ltd.	230,820	685,370

		2,941,951

Diversified Financials 0.2%
ASX Ltd.	32,853	1,141,170
Macquarie Group Ltd.	50,842	2,445,479

		3,586,649

Energy 0.5%
Caltex Australia Ltd.	27,417	479,060
Origin Energy Ltd.	180,882	2,500,596
Santos Ltd.	159,285	2,279,690
Whitehaven Coal Ltd. *	129,566	198,468
Woodside Petroleum Ltd.	108,562	3,979,873
WorleyParsons Ltd.	35,418	737,543

		10,175,230

Food & Staples Retailing 0.6%
Metcash Ltd.	126,061	398,935
Wesfarmers Ltd. *	165,651	6,721,943
Woolworths Ltd.	204,974	6,759,312

		13,880,190

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	96,214	1,172,486
Treasury Wine Estates Ltd.	100,094	444,521

		1,617,007

Health Care Equipment & Services 0.1%
Cochlear Ltd.	8,924	495,833
Ramsay Health Care Ltd.	22,278	817,821
Sonic Healthcare Ltd.	63,702	972,425

		2,286,079

Insurance 0.4%
AMP Ltd.	486,388	2,179,475
Insurance Australia Group Ltd.	330,545	1,930,354
QBE Insurance Group Ltd.	197,050	2,759,543
Suncorp Group Ltd.	211,293	2,664,277

		9,533,649

Materials 1.5%
Alumina Ltd. *	327,010	317,942
Amcor Ltd.	201,126	2,060,411
BHP Billiton Ltd.	528,494	18,684,048
Boral Ltd.	130,425	608,577
Fortescue Metals Group Ltd.	252,001	1,235,912
Iluka Resources Ltd.	73,547	713,879
Incitec Pivot Ltd.	268,013	674,300
James Hardie Industries plc CDI	74,318	768,691
Newcrest Mining Ltd.	132,125	1,281,174
Orica Ltd.	61,390	1,222,168
Rio Tinto Ltd.	72,447	4,359,295

		31,926,397

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	80,924	5,319,531

Real Estate 0.6%
CFS Retail Property Trust Group	317,267	620,921
Dexus Property Group	723,713	741,677
Federation Centres Ltd.	213,515	501,086
Goodman Group	274,627	1,312,439
GPT Group	287,272	1,001,225
Lend Lease Group	90,518	976,134
Mirvac Group	607,787	999,175

See financial notes 61

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Stockland	374,477	1,419,315
Westfield Group	345,673	3,537,444
Westfield Retail Trust	485,016	1,415,050

		12,524,466

Retailing 0.0%
Harvey Norman Holdings Ltd.	68,124	209,629

Software & Services 0.0%
Computershare Ltd.	81,530	827,398

Telecommunication Services 0.2%
Telstra Corp., Ltd.	716,642	3,506,725

Transportation 0.2%
Asciano Ltd.	148,861	817,522
Aurizon Holdings Ltd.	322,440	1,459,603
Qantas Airways Ltd. *	148,963	175,130
Sydney Airport	74,602	295,455
Toll Holdings Ltd.	111,390	606,832
Transurban Group	223,520	1,499,454

		4,853,996

Utilities 0.1%
AGL Energy Ltd.	90,337	1,334,513
APA Group	134,321	769,604
SP AusNet	224,108	264,744

		2,368,861

		173,371,337

Austria 0.3%

Banks 0.1%
Erste Group Bank AG	41,893	1,470,854
Raiffeisen Bank International AG	9,443	346,369

		1,817,223

Capital Goods 0.0%
Andritz AG	12,691	781,535

Energy 0.1%
OMV AG	24,515	1,169,430

Insurance 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,791	359,263

Materials 0.1%
Voestalpine AG	18,964	894,636

Real Estate 0.0%
Immofinanz AG *	148,528	650,491

Telecommunication Services 0.0%
Telekom Austria AG	29,683	244,018

Utilities 0.0%
Verbund AG	9,608	225,386

		6,141,982

Belgium 1.1%

Banks 0.1%
KBC GROEP N.V.	36,978	2,014,616

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	13,139	1,171,677

Food & Staples Retailing 0.1%
Colruyt S.A.	13,008	725,684
Delhaize Group S.A.	16,484	1,052,741

		1,778,425

Food, Beverage & Tobacco 0.5%
Anheuser-Busch InBev N.V.	132,225	13,706,920

Insurance 0.1%
Ageas	39,029	1,658,509

Materials 0.1%
Solvay S.A.	9,537	1,491,234
Umicore S.A.	18,224	867,807

		2,359,041

Media 0.0%
Telenet Group Holding N.V.	9,411	516,861

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	18,118	1,189,299

Telecommunication Services 0.0%
Belgacom S.A.	25,153	688,225

		25,083,573

Denmark 1.1%

Banks 0.1%
Danske Bank A/S *	108,484	2,534,815

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	17,491	1,747,105

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	18,068	1,178,479
William Demant Holding A/S *	3,981	394,226

		1,572,705

Insurance 0.0%
Tryg A/S	4,412	402,894

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Novo Nordisk A/S, Class B	65,535	10,915,023
Novozymes A/S, B Shares	37,507	1,468,980

		12,384,003

Telecommunication Services 0.0%
TDC A/S	118,650	1,071,322

Transportation 0.2%
AP Moller - Maersk A/S, Series A	89	803,658
AP Moller - Maersk A/S, Series B	220	2,128,493
DSV A/S	29,001	848,458

		3,780,609

		23,493,453

Finland 0.9%

Automobiles & Components 0.1%
Nokian Renkaat Oyj	18,899	955,839

Capital Goods 0.2%
Kone Oyj, Class B	25,801	2,274,672
Metso Oyj	21,360	840,732
Wartsila Oyj Abp	29,192	1,295,292

		4,410,696

62 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.0%
Pohjola Bank plc, A Shares	22,779	414,822

Energy 0.0%
Neste Oil Oyj	21,550	427,301

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	12,242	406,802

Insurance 0.2%
Sampo Oyj, A Shares	68,387	3,234,751

Materials 0.1%
Stora Enso Oyj, R Shares	91,186	846,741
UPM-Kymmene Oyj	84,884	1,347,724

		2,194,465

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	15,936	428,300

Technology Hardware & Equipment 0.2%
Nokia Oyj *	616,251	4,683,987

Telecommunication Services 0.0%
Elisa Oyj	22,315	559,074

Utilities 0.1%
Fortum Oyj	72,237	1,611,387

		19,327,424

France 9.5%

Automobiles & Components 0.3%
Compagnie Generale des Etablissements Michelin	29,888	3,114,267
Renault S.A.	31,630	2,759,725

		5,873,992

Banks 1.0%
BNP Paribas S.A.	163,535	12,064,490
Credit Agricole S.A. *	168,912	2,030,920
Natixis	147,762	794,605
Societe Generale S.A.	115,557	6,527,758

		21,417,773

Capital Goods 1.5%
Alstom S.A.	35,457	1,316,194
Bouygues S.A.	31,969	1,247,329
Compagnie de Saint-Gobain	65,024	3,413,113
European Aeronautic Defence & Space Co., N.V.	95,757	6,561,703
Legrand S.A.	43,839	2,484,602
Rexel S.A.	33,762	845,754
Safran S.A.	41,318	2,634,352
Schneider Electric S.A.	86,826	7,306,205
Thales S.A.	15,153	928,058
Vallourec S.A.	17,629	1,049,307
Vinci S.A.	76,739	4,910,235
Zodiac Aerospace	5,561	889,799

		33,586,651

Commercial & Professional Supplies 0.1%
Bureau Veritas S.A.	36,775	1,109,347
Edenred	32,510	1,103,637
Societe BIC S.A.	4,511	563,310

		2,776,294

Consumer Durables & Apparel 0.6%
Christian Dior S.A.	9,155	1,737,039
Kering	12,452	2,822,004
LVMH Moet Hennessy Louis Vuitton S.A.	41,782	8,021,950

		12,580,993

Consumer Services 0.1%
Accor S.A.	26,009	1,162,496
Sodexo	15,150	1,470,542

		2,633,038

Diversified Financials 0.0%
Eurazeo S.A.	4,959	374,419
Wendel S.A.	5,041	702,621

		1,077,040

Energy 1.1%
CGG S.A. *	26,877	590,754
Technip S.A.	16,954	1,775,739
Total S.A.	351,989	21,595,558

		23,962,051

Food & Staples Retailing 0.2%
Carrefour S.A.	98,468	3,594,333
Casino Guichard Perrachon S.A.	9,523	1,070,431

		4,664,764

Food, Beverage & Tobacco 0.5%
Danone	94,084	6,968,252
Pernod-Ricard S.A.	34,999	4,203,679
Remy Cointreau S.A.	3,922	386,323

		11,558,254

Health Care Equipment & Services 0.2%
Essilor International S.A.	33,285	3,566,998

Household & Personal Products 0.3%
L’Oreal S.A.	39,792	6,794,353

Insurance 0.4%
AXA S.A.	295,146	7,353,690
CNP Assurances	28,286	498,289
SCOR SE	26,395	931,634

		8,783,613

Materials 0.6%
Air Liquide S.A.	51,290	6,971,014
ArcelorMittal	164,603	2,592,599
Arkema S.A.	10,033	1,135,087
Imerys S.A.	5,580	447,626
Lafarge S.A.	31,048	2,142,169

		13,288,495

Media 0.3%
Eutelsat Communications S.A.	25,025	791,488
JC Decaux S.A.	12,016	482,752
Lagardere S.C.A.	17,248	626,607
Publicis Groupe S.A.	29,561	2,458,275
SES S.A.	48,877	1,421,630

		5,780,752

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Sanofi	196,090	20,907,729

Real Estate 0.3%
Fonciere des Regions	5,116	438,137
Gecina S.A.	3,516	469,196
ICADE	5,560	511,406

See financial notes 63

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Klepierre	17,099	766,911
Unibail-Rodamco SE	15,963	4,170,635

		6,356,285

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	101,655	781,931

Software & Services 0.2%
AtoS	9,283	791,286
Cap Gemini S.A.	23,567	1,545,476
Dassault Systemes S.A.	10,183	1,237,562

		3,574,324

Telecommunication Services 0.4%
Iliad S.A.	3,917	895,603
Orange S.A.	305,118	4,194,175
Vivendi S.A.	196,948	4,986,667

		10,076,445

Transportation 0.1%
Aeroports de Paris	4,762	508,843
Groupe Eurotunnel S.A. - Reg’d	90,323	874,407

		1,383,250

Utilities 0.4%
EDF S.A.	38,394	1,343,709
GDF Suez	218,371	5,412,055
Suez Environnement Co.	48,547	846,528
Veolia Environnement S.A.	55,127	945,741

		8,548,033

		209,973,058

Germany 8.0%

Automobiles & Components 1.1%
Bayerische Motoren Werke AG	54,483	6,166,300
Continental AG	18,554	3,392,910
Daimler AG - Reg’d	158,297	12,960,531
Volkswagen AG	4,799	1,173,575

		23,693,316

Banks 0.1%
Commerzbank AG *	160,796	2,056,522

Capital Goods 1.0%
Brenntag AG	8,444	1,428,803
GEA Group AG	30,280	1,316,053
Hochtief AG	5,074	458,917
MAN SE	6,085	733,244
Osram Licht AG *	14,308	741,419
Siemens AG - Reg’d	130,474	16,673,552

		21,351,988

Consumer Durables & Apparel 0.2%
Adidas AG	34,090	3,884,402
Hugo Boss AG	5,413	705,134

		4,589,536

Diversified Financials 0.5%
Deutsche Bank AG - Reg’d	167,762	8,107,787
Deutsche Boerse AG	31,882	2,398,388

		10,506,175

Food & Staples Retailing 0.0%
Metro AG	21,663	1,015,691

Food, Beverage & Tobacco 0.0%
Suedzucker AG	11,975	385,213

Health Care Equipment & Services 0.2%
Celesio AG	15,063	468,307
Fresenius Medical Care AG & Co KGaA	35,099	2,319,560
Fresenius SE & Co KGaA	20,579	2,671,431

		5,459,298

Household & Personal Products 0.1%
Beiersdorf AG	16,163	1,541,197
Henkel AG & Co. KGaA	21,727	2,003,842

		3,545,039

Insurance 0.9%
Allianz SE - Reg’d	75,028	12,597,375
Hannover Rueckversicherung SE - Reg’d	9,967	797,673
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	29,511	6,156,947

		19,551,995

Materials 1.2%
BASF SE	151,139	15,690,419
HeidelbergCement AG	23,578	1,856,523
K&S AG - Reg’d (a)	29,563	751,184
Lanxess AG	13,589	954,380
Linde AG	30,479	5,785,690
ThyssenKrupp AG *	61,793	1,576,546

		26,614,742

Media 0.1%
Axel Springer AG	6,956	419,725
Kabel Deutschland Holding AG	3,474	436,132
ProSiebenSat.1 Media AG - Reg’d	17,780	845,297

		1,701,154

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Bayer AG - Reg’d	136,077	16,880,654
Merck KGaA	10,869	1,808,064
QIAGEN N.V. *	38,278	878,516

		19,567,234

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	171,796	1,662,011

Software & Services 0.6%
SAP AG	151,616	11,864,274
United Internet AG - Reg’d	16,565	653,426

		12,517,700

Telecommunication Services 0.3%
Deutsche Telekom AG - Reg’d	462,206	7,263,431
Telefonica Deutschland Holding AG	40,727	320,809

		7,584,240

Transportation 0.3%
Deutsche Lufthansa AG - Reg’d *	37,860	731,948
Deutsche Post AG - Reg’d	149,881	5,061,688

64 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fraport AG Frankfurt Airport Services Worldwide	6,036	466,964

		6,260,600

Utilities 0.4%
E.ON SE AG	296,344	5,401,904
RWE AG	80,530	2,966,892

		8,368,796

		176,431,250

Greece 0.1%

Consumer Services 0.0%
OPAP S.A.	36,192	449,420

Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. *	40,909	514,857

		964,277

Hong Kong 2.8%

Banks 0.2%
Bank of East Asia Ltd.	207,200	897,948
BOC Hong Kong (Holdings) Ltd.	590,000	1,926,839
Hang Seng Bank Ltd.	128,136	2,135,733

		4,960,520

Capital Goods 0.2%
Hopewell Holdings Ltd.	84,500	284,572
Hutchison Whampoa Ltd.	355,370	4,428,147
NWS Holdings Ltd.	192,000	299,826

		5,012,545

Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	944,000	1,334,590
Yue Yuen Industrial Holdings Ltd.	105,500	289,691

		1,624,281

Consumer Services 0.4%
Galaxy Entertainment Group Ltd. *	347,000	2,590,314
MGM China Holdings Ltd.	154,000	530,997
Sands China Ltd.	402,000	2,858,256
Shangri-La Asia Ltd.	224,000	410,361
SJM Holdings Ltd.	313,000	1,012,040
Wynn Macau Ltd.	261,200	1,002,685

		8,404,653

Diversified Financials 0.2%
First Pacific Co., Ltd.	383,250	435,771
Hong Kong Exchanges & Clearing Ltd.	179,818	2,900,832

		3,336,603

Insurance 0.5%
AIA Group Ltd.	1,981,800	10,063,243

Real Estate 0.8%
Cheung Kong (Holdings) Ltd.	227,656	3,555,313
Hang Lung Properties Ltd.	390,000	1,284,319
Henderson Land Development Co., Ltd.	178,900	1,058,601
Hysan Development Co., Ltd.	125,000	584,726
Kerry Properties Ltd.	121,000	524,721
New World Development Co., Ltd.	599,000	828,660
Sino Land Co., Ltd.	474,000	664,783
Sun Hung Kai Properties Ltd.	268,604	3,518,369
Swire Pacific Ltd., Class A	111,090	1,283,922
Swire Properties Ltd.	169,000	457,756
The Link REIT	365,000	1,836,184
Wharf Holdings Ltd.	253,100	2,129,902
Wheelock & Co., Ltd.	162,000	826,738

		18,553,994

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	39,600	381,680

Technology Hardware & Equipment 0.0%
AAC Technologies Holdings, Inc.	118,500	523,718

Telecommunication Services 0.0%
HKT Trust & HKT Ltd.	301,000	279,112
PCCW Ltd.	536,000	241,971

		521,083

Transportation 0.1%
Cathay Pacific Airways Ltd.	169,000	334,788
MTR Corp., Ltd.	232,500	900,695
Orient Overseas International Ltd.	56,000	289,247

		1,524,730

Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	114,000	793,295
CLP Holdings Ltd.	294,080	2,366,509
Hong Kong & China Gas Co., Ltd.	914,634	2,136,577
Power Assets Holdings Ltd.	232,500	1,937,002

		7,233,383

		62,140,433

Ireland 0.3%

Banks 0.0%
Bank of Ireland *	3,395,484	1,240,996

Food, Beverage & Tobacco 0.1%
Kerry Group plc, Class A	25,371	1,624,714

Materials 0.1%
CRH plc	121,193	2,949,057

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Elan Corp. plc *	79,370	1,318,320

Transportation 0.0%
Ryanair Holdings plc	25,968	215,004

		7,348,091

Israel 0.4%

Banks 0.1%
Bank Hapoalim B.M.	182,922	979,269
Bank Leumi Le-Israel B.M. *	202,133	769,410
Mizrahi Tefahot Bank Ltd.	20,764	243,393

		1,992,072

See financial notes 65

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.0%
Delek Group Ltd.	790	272,789

Materials 0.1%
Israel Chemicals Ltd.	72,247	597,287
The Israel Corp., Ltd. *	419	210,827

		808,114

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	139,803	5,194,855

Software & Services 0.0%
NICE Systems Ltd.	11,048	433,205

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	271,806	472,587

		9,173,622

Italy 2.2%

Automobiles & Components 0.1%
Fiat S.p.A. *	144,712	1,135,516
Pirelli & C. S.p.A	38,919	547,477

		1,682,993

Banks 0.5%
Banca Monte dei Paschi di Siena S.p.A. (a)*	860,993	271,451
Intesa Sanpaolo S.p.A.	1,903,442	4,722,197
UniCredit S.p.A.	714,965	5,366,946
Unione di Banche Italiane S.C.P.A.	138,249	955,499

		11,316,093

Capital Goods 0.1%
CNH Industrial N.V. *	152,365	1,801,868
Finmeccanica S.p.A. *	70,375	515,709
Prysmian S.p.A.	34,861	851,555

		3,169,132

Consumer Durables & Apparel 0.1%
Luxottica Group S.p.A.	27,061	1,465,930

Diversified Financials 0.1%
Exor S.p.A.	18,034	714,884
Mediobanca S.p.A.	87,642	798,544

		1,513,428

Energy 0.6%
Eni S.p.A.	418,612	10,627,271
Saipem S.p.A.	43,536	1,018,443
Tenaris S.A.	79,771	1,866,195

		13,511,909

Insurance 0.2%
Assicurazioni Generali S.p.A.	194,085	4,537,512

Telecommunication Services 0.1%
Telecom Italia S.p.A.	1,597,995	1,558,919
Telecom Italia S.p.A. - RSP	972,502	760,642

		2,319,561

Transportation 0.1%
Atlantia S.p.A.	56,267	1,233,210

Utilities 0.3%
Enel Green Power S.p.A.	261,726	636,665
Enel S.p.A.	1,083,147	4,778,765
Snam S.p.A.	322,212	1,660,201
Terna - Rete Elettrica Nationale S.p.A.	240,714	1,191,626

		8,267,257

		49,017,025

Japan 20.3%

Automobiles & Components 3.0%
Aisin Seiki Co., Ltd.	31,600	1,283,731
Bridgestone Corp.	106,357	3,646,204
Daihatsu Motor Co., Ltd.	33,000	640,734
Denso Corp.	81,400	3,912,769
Fuji Heavy Industries Ltd.	97,000	2,652,128
Honda Motor Co., Ltd.	268,239	10,711,556
Isuzu Motors Ltd.	189,000	1,177,013
Koito Manufacturing Co., Ltd.	18,000	327,667
Mazda Motor Corp. *	431,000	1,940,149
Mitsubishi Motors Corp. (a)*	71,500	803,457
NGK Spark Plug Co., Ltd.	31,000	707,980
NHK Spring Co., Ltd.	23,800	249,133
Nissan Motors Co., Ltd.	409,096	4,107,838
NOK Corp.	14,200	219,508
Stanley Electric Co., Ltd.	22,900	532,677
Sumitomo Rubber Industries Ltd.	27,100	377,272
Suzuki Motor Corp.	59,200	1,488,606
The Yokohama Rubber Co., Ltd.	30,000	293,447
Toyoda Gosei Co., Ltd.	11,300	282,551
Toyota Boshoku Corp.	14,000	187,518
Toyota Industries Corp.	26,300	1,160,093
Toyota Motor Corp.	453,903	29,430,241
Yamaha Motor Co., Ltd.	43,000	658,695

		66,790,967

Banks 2.1%
Aozora Bank Ltd.	155,000	450,590
Fukuoka Financial Group, Inc.	123,000	554,786
Hokuhoku Financial Group, Inc.	173,000	356,718
Mitsubishi UFJ Financial Group, Inc.	2,096,809	13,353,032
Mizuho Financial Group, Inc.	3,778,934	7,932,217
Resona Holdings, Inc.	301,100	1,566,241
Seven Bank Ltd.	116,700	413,031
Shinsei Bank Ltd.	291,000	681,320
Sumitomo Mitsui Financial Group, Inc.	209,446	10,123,755
Sumitomo Mitsui Trust Holdings, Inc.	530,000	2,617,715
Suruga Bank Ltd.	28,000	444,172
The Bank of Kyoto Ltd.	53,000	466,999
The Bank of Yokohama Ltd.	192,000	1,058,740
The Chiba Bank Ltd.	120,000	855,464
The Chugoku Bank Ltd.	24,000	345,036
The Gunma Bank Ltd.	52,000	300,880
The Hachijuni Bank Ltd.	77,000	475,674
The Hiroshima Bank Ltd.	92,000	391,544
The Iyo Bank Ltd.	46,000	480,318
The Joyo Bank Ltd.	108,000	560,968

66 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Nishi-Nippon City Bank Ltd.	91,000	245,860
The Shizuoka Bank Ltd.	92,000	1,035,127
Yamaguchi Financial Group, Inc.	38,000	358,098

		45,068,285

Capital Goods 2.8%
Amada Co., Ltd.	60,000	516,154
Asahi Glass Co., Ltd.	161,000	994,340
Chiyoda Corp.	29,000	367,756
Daikin Industries Ltd.	38,900	2,238,047
Fanuc Corp.	31,800	5,100,963
Fuji Electric Co., Ltd.	75,000	336,219
Furukawa Electric Co., Ltd.	91,000	210,918
Hino Motors Ltd.	44,000	621,700
Hitachi Construction Machinery Co., Ltd.	17,500	370,624
IHI Corp.	211,000	893,439
Itochu Corp.	248,000	2,981,987
JGC Corp.	34,000	1,300,969
JTEKT Corp.	30,300	389,000
Kajima Corp.	136,000	577,225
Kawasaki Heavy Industries Ltd.	229,000	894,823
Kinden Corp.	30,000	329,483
Komatsu Ltd.	152,709	3,350,491
Kubota Corp.	174,000	2,576,352
Kurita Water Industries Ltd.	18,200	397,197
LIXIL Group Corp.	44,800	1,051,576
Mabuchi Motor Co., Ltd.	4,400	233,941
Makita Corp.	18,300	925,419
Marubeni Corp.	263,000	2,059,144
Mitsubishi Corp.	233,500	4,723,951
Mitsubishi Electric Corp.	318,000	3,495,443
Mitsubishi Heavy Industries Ltd.	500,000	3,177,634
Mitsui & Co., Ltd.	283,500	4,050,059
Nabtesco Corp.	18,500	451,539
NGK Insulators Ltd.	46,000	773,719
Nidec Corp.	17,100	1,666,432
NSK Ltd.	78,000	833,222
Obayashi Corp.	108,000	691,968
Shimizu Corp.	98,000	502,586
SMC Corp.	8,600	2,002,236
Sojitz Corp.	168,000	326,221
Sumitomo Corp.	186,600	2,428,281
Sumitomo Electric Industries Ltd.	126,800	1,900,014
Sumitomo Heavy Industries Ltd.	74,000	327,519
Taisei Corp.	157,000	805,454
The Japan Steel Works Ltd.	43,000	240,220
THK Co., Ltd.	20,700	451,847
Toshiba Corp.	642,178	2,729,427
TOTO Ltd.	46,000	650,543
Toyota Tsusho Corp.	36,900	1,024,971

		61,971,053

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	90,000	945,537
Park24 Co., Ltd.	18,000	351,442
Secom Co., Ltd.	35,000	2,108,484
Toppan Printing Co., Ltd.	90,000	710,852

		4,116,315

Consumer Durables & Apparel 0.7%
Asics Corp.	27,600	486,605
Casio Computer Co., Ltd.	32,000	306,285
Namco Bandai Holdings, Inc.	31,100	586,247
Nikon Corp.	56,700	1,048,170
Panasonic Corp.	363,312	3,723,715
Rinnai Corp.	6,700	518,580
Sankyo Co., Ltd.	8,900	423,275
Sega Sammy Holdings, Inc.	29,500	756,248
Sekisui Chemical Co., Ltd.	65,000	755,202
Sekisui House Ltd.	89,000	1,277,493
Sharp Corp. *	236,785	700,433
Shimano, Inc.	12,900	1,129,061
Sony Corp.	165,800	2,892,329
Yamaha Corp.	28,500	425,518

		15,029,161

Consumer Services 0.1%
Benesse Holdings, Inc.	11,400	424,900
McDonald’s Holdings Co., Ltd.	11,000	303,834
Oriental Land Co., Ltd.	8,200	1,313,042

		2,041,776

Diversified Financials 0.6%
Acom Co., Ltd. *	88,800	347,712
AEON Financial Service Co., Ltd.	9,900	304,032
Credit Saison Co., Ltd.	27,800	760,898
Daiwa Securities Group, Inc.	276,000	2,520,920
Japan Exchange Group, Inc.	41,300	960,148
Mitsubishi UFJ Lease & Finance Co., Ltd.	97,400	550,770
Nomura Holdings, Inc.	597,600	4,414,491
ORIX Corp.	205,600	3,561,214
SBI Holdings, Inc.	30,590	370,195

		13,790,380

Energy 0.2%
Cosmo Oil Co., Ltd. *	74,000	130,300
Idemitsu Kosan Co., Ltd.	3,800	318,110
Inpex Corp.	147,800	1,707,381
Japan Petroleum Exploration Co.	5,300	215,786
JX Holdings, Inc.	358,200	1,771,180
Showa Shell Sekiyu K.K.	33,500	360,154
TonenGeneral Sekiyu K.K.	49,000	455,183

		4,958,094

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	98,000	1,337,349
FamilyMart Co., Ltd.	11,200	501,723
Lawson, Inc.	11,300	906,191
Seven & i Holdings Co., Ltd.	125,203	4,633,592

		7,378,855

Food, Beverage & Tobacco 0.8%
Ajinomoto Co., Inc.	101,000	1,413,296
Asahi Group Holdings Ltd.	65,600	1,774,119
Calbee, Inc.	12,000	314,872
Coca-Cola West Co., Ltd.	13,303	269,825
Japan Tobacco, Inc.	181,000	6,549,246
Kikkoman Corp.	25,000	455,639

See financial notes 67

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kirin Holdings Co., Ltd.	145,000	2,119,246
Meiji Holdings Co., Ltd.	9,600	536,656
Nippon Meat Packers, Inc.	27,000	395,314
Nisshin Seifun Group, Inc.	36,800	398,964
Nissin Food Holdings Co., Ltd.	9,500	406,638
Suntory Beverage & Food Ltd. *	21,200	697,948
Toyo Suisan Kaisha Ltd.	16,000	508,848
Yakult Honsha Co., Ltd.	14,600	741,585
Yamazaki Baking Co., Ltd.	14,000	142,534

		16,724,730

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	6,400	349,800
M3, Inc.	136	372,447
Medipal Holdings Corp.	20,000	269,678
Miraca Holdings, Inc.	9,400	423,545
Olympus Corp. *	41,300	1,321,245
Suzuken Co., Ltd.	11,500	415,262
Sysmex Corp.	12,100	801,542
Terumo Corp.	26,200	1,268,884

		5,222,403

Household & Personal Products 0.2%
Kao Corp.	86,919	2,894,712
Shiseido Co., Ltd.	57,800	988,784
Unicharm Corp.	19,100	1,226,772

		5,110,268

Insurance 0.5%
MS&AD Insurance Group Holdings, Inc.	84,962	2,196,893
NKSJ Holdings, Inc.	54,500	1,410,742
Sony Financial Holdings, Inc.	27,400	511,629
T&D Holdings, Inc.	95,600	1,147,748
The Dai-ichi Life Insurance Co., Ltd.	142,000	2,027,164
Tokio Marine Holdings, Inc.	113,399	3,717,723

		11,011,899

Materials 1.2%
Nippon Steel & Sumitomo Metal Corp.	1,251,410	4,130,344
Air Water, Inc.	26,000	371,651
Asahi Kasei Corp.	202,000	1,537,341
Daicel Corp.	51,000	429,868
Daido Steel Co., Ltd.	39,000	224,265
Hitachi Chemical Co., Ltd.	14,200	217,853
Hitachi Metals Ltd.	29,000	390,502
JFE Holdings, Inc.	82,700	1,880,158
JSR Corp.	31,300	596,203
Kaneka Corp.	38,000	241,130
Kansai Paint Co., Ltd.	36,000	483,728
Kobe Steel Ltd. *	394,000	695,950
Kuraray Co., Ltd.	56,800	666,908
Maruichi Steel Tube Ltd.	8,800	214,895
Mitsubishi Chemical Holdings Corp.	217,000	1,015,830
Mitsubishi Gas Chemical Co., Inc.	64,000	523,047
Mitsubishi Materials Corp.	167,000	653,373
Mitsui Chemicals, Inc.	117,000	311,022
Nitto Denko Corp.	28,100	1,473,590
Oji Holdings Corp.	119,000	543,833
Shin-Etsu Chemical Co., Ltd.	67,560	3,819,980
Showa Denko K.K.	191,000	258,986
Sumitomo Chemical Co., Ltd.	240,000	878,971
Sumitomo Metal Mining Co., Ltd.	84,000	1,163,450
Taiheiyo Cement Corp.	189,000	801,589
Taiyo Nippon Sanso Corp.	36,000	246,865
Teijin Ltd.	126,000	282,930
Toray Industries, Inc.	234,000	1,462,204
Toyo Seikan Group Holdings Ltd.	26,100	542,435
Ube Industries Ltd.	144,000	298,065
Yamato Kogyo Co., Ltd.	7,700	285,394

		26,642,360

Media 0.1%
Dentsu, Inc.	36,700	1,386,606
Hakuhodo DY Holdings, Inc.	40,300	311,687
Toho Co., Ltd.	20,000	428,557

		2,126,850

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Astellas Pharma, Inc.	72,670	4,051,088
Chugai Pharmaceutical Co., Ltd.	35,000	822,372
Daiichi Sankyo Co., Ltd.	112,600	2,087,708
Dainippon Sumitomo Pharma Co., Ltd.	28,500	383,498
Eisai Co., Ltd.	42,600	1,673,414
Hisamitsu Pharmaceutical Co., Inc.	10,700	578,984
Kyowa Hakko Kirin Co., Ltd.	37,000	408,664
Mitsubishi Tanabe Pharma Corp.	37,900	534,531
Ono Pharmaceutical Co., Ltd.	13,700	1,035,859
Otsuka Holdings Co., Ltd.	61,300	1,745,950
Santen Pharmaceutical Co., Ltd.	12,800	649,801
Shionogi & Co., Ltd.	50,200	1,110,852
Taisho Pharmaceutical Holdings Co., Ltd.	5,000	351,073
Takeda Pharmaceutical Co., Ltd.	129,900	6,190,325
Tsumura & Co.	10,100	317,442

		21,941,561

Real Estate 1.1%
Aeon Mall Co., Ltd.	20,200	573,699
Daito Trust Construction Co., Ltd.	12,300	1,255,876
Daiwa House Industry Co., Ltd.	98,000	1,963,309
Hulic Co., Ltd.	45,700	727,193
Japan Prime Realty Investment Corp.	121	402,100
Japan Real Estate Investment Corp.	100	1,142,491
Japan Retail Fund Investment Corp.	374	757,471
Mitsubishi Estate Co., Ltd.	205,502	5,873,166
Mitsui Fudosan Co., Ltd.	139,777	4,630,239
Nippon Building Fund, Inc.	112	1,385,541
Nippon Prologis REIT, Inc.	42	419,421

68 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nomura Real Estate Holdings, Inc.	20,200	511,089
Nomura Real Estate Office Fund, Inc.	57	281,580
NTT Urban Development Corp.	22,700	289,773
Sumitomo Realty & Development Co., Ltd.	59,000	2,791,670
Tokyo Tatemono Co., Ltd.	70,000	657,160
Tokyu Fudosan Holdings Corp. *	84,800	833,080
United Urban Investment Corp.	403	615,072

		25,109,930

Retailing 0.5%
ABC-Mart, Inc.	5,980	299,065
Don Quijote Co., Ltd.	8,500	565,815
Fast Retailing Co., Ltd.	8,800	2,962,184
Isetan Mitsukoshi Holdings Ltd.	57,500	871,424
J. Front Retailing Co., Ltd.	74,000	575,823
Marui Group Co., Ltd.	39,900	381,950
Nitori Holdings Co., Ltd.	6,350	595,666
Rakuten, Inc.	115,820	1,509,092
Sanrio Co., Ltd.	7,400	406,643
Shimamura Co., Ltd.	4,200	472,160
Takashimaya Co., Ltd.	46,000	438,888
USS Co., Ltd.	36,500	534,524
Yamada Denki Co., Ltd.	145,200	407,284

		10,020,518

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	23,900	286,034
Rohm Co., Ltd.	16,500	677,286
Sumco Corp.	27,600	250,796
Tokyo Electron Ltd.	29,400	1,613,255

		2,827,371

Software & Services 0.4%
Dena Co., Ltd. (a)	15,600	339,926
Fujitsu Ltd. *	297,000	1,275,972
Gree, Inc. (a)	24,703	212,286
GungHo Online Entertainment, Inc. (a)*	591	372,948
Itochu Techno-Solutions Corp.	5,206	204,232
Konami Corp.	15,600	377,011
Nexon Co., Ltd.	15,000	175,314
Nintendo Co., Ltd.	17,739	1,994,815
Nomura Research Institute Ltd.	16,700	560,490
NTT Data Corp.	20,000	664,893
Oracle Corp., Japan	6,600	260,592
Otsuka Corp.	2,700	350,199
Trend Micro, Inc.	17,100	636,021
Yahoo Japan Corp.	238,000	1,110,441

		8,535,140

Technology Hardware & Equipment 1.5%
Brother Industries Ltd.	40,400	459,037
Canon, Inc.	186,595	5,888,319
Citizen Holdings Co., Ltd.	36,000	256,846
FUJIFILM Holdings Corp.	77,911	1,905,995
Hamamatsu Photonics K.K.	11,300	422,839
Hirose Electric Co., Ltd.	5,200	793,369
Hitachi High-Technologies Corp.	10,900	250,699
Hitachi Ltd.	795,079	5,561,659
Hoya Corp.	73,707	1,767,446
Ibiden Co., Ltd.	16,500	286,035
Keyence Corp.	7,600	3,257,281
Konica Minolta, Inc.	77,500	641,773
Kyocera Corp.	53,600	2,783,477
Murata Manufacturing Co., Ltd.	33,574	2,694,980
NEC Corp.	373,000	837,827
Nippon Electric Glass Co., Ltd.	54,000	277,762
Omron Corp.	34,600	1,320,378
Ricoh Co., Ltd.	107,000	1,130,006
Shimadzu Corp.	42,000	411,280
TDK Corp.	21,000	892,502
Yaskawa Electric Corp.	37,000	479,178
Yokogawa Electric Corp.	36,600	478,319

		32,797,007

Telecommunication Services 1.1%
KDDI Corp.	89,300	4,836,175
Nippon Telegraph & Telephone Corp.	71,378	3,710,251
NTT DoCoMo, Inc.	248,600	3,944,045
Softbank Corp.	158,100	11,806,728

		24,297,199

Transportation 1.0%
ANA Holdings, Inc. (a)	152,000	317,566
Central Japan Railway Co.	23,700	3,073,217
East Japan Railway Co.	55,860	4,852,593
Hankyu Hanshin Holdings, Inc.	182,000	1,020,809
Japan Airlines Co., Ltd.	10,800	631,285
Kamigumi Co., Ltd.	34,000	295,744
Keikyu Corp.	78,000	734,220
Keio Corp.	97,000	672,058
Keisei Electric Railway Co., Ltd.	47,000	485,375
Kintetsu Corp.	288,000	1,059,886
Mitsubishi Logistics Corp.	18,000	250,145
Mitsui O.S.K. Lines, Ltd.	162,000	685,718
Nippon Express Co., Ltd.	125,000	627,693
Nippon Yusen K.K.	242,000	739,430
Odakyu Electric Railway Co., Ltd.	100,000	965,079
Tobu Railway Co., Ltd.	164,000	850,154
Tokyu Corp. (b)	184,000	1,253,053
West Japan Railway Co.	28,000	1,255,519
Yamato Holdings Co., Ltd.	58,900	1,266,696

		21,036,240

Utilities 0.6%
Chubu Electric Power Co., Inc.	104,400	1,545,441
Electric Power Development Co., Ltd.	18,400	588,024
Hokkaido Electric Power Co., Inc. *	32,100	413,516
Hokuriku Electric Power Co.	29,200	415,906
Kyushu Electric Power Co., Inc. *	68,400	963,060
Osaka Gas Co., Ltd.	303,000	1,276,259
Shikoku Electric Power Co., Inc. *	27,700	494,422
The Chugoku Electric Power Co., Inc.	49,500	758,769
The Kansai Electric Power Co., Inc. *	115,400	1,460,620

See financial notes 69

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Toho Gas Co., Ltd.	56,000	292,010
Tohoku Electric Power Co., Inc. *	73,200	886,026
Tokyo Electric Power Co., Inc. *	230,690	1,231,169
Tokyo Gas Co., Ltd.	390,201	2,117,239

		12,442,461

		446,990,823

Netherlands 2.6%

Capital Goods 0.3%
Koninklijke Boskalis Westminster N.V.	13,058	627,600
Koninklijke Philips N.V.	157,712	5,573,652
OCI *	14,400	553,701

		6,754,953

Commercial & Professional Supplies 0.1%
Randstad Holding N.V.	19,961	1,229,370

Diversified Financials 0.4%
ING Groep N.V. CVA *	630,400	8,010,939

Energy 0.1%
Fugro N.V. CVA	11,905	744,304
Koninklijke Vopak N.V.	11,680	718,359

		1,462,663

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	165,859	3,152,406

Food, Beverage & Tobacco 0.6%
Heineken Holding N.V.	16,733	1,062,794
Heineken N.V.	37,984	2,617,369
Unilever N.V. CVA	268,056	10,627,195

		14,307,358

Insurance 0.1%
Aegon N.V.	293,767	2,337,467
Delta Lloyd N.V.	33,185	703,576

		3,041,043

Materials 0.2%
Akzo Nobel N.V.	39,243	2,848,821
Koninklijke DSM N.V.	25,030	1,892,082

		4,740,903

Media 0.2%
Reed Elsevier N.V.	114,381	2,299,582
Wolters Kluwer N.V.	49,429	1,339,073

		3,638,655

Real Estate 0.0%
Corio N.V.	10,200	444,011

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding N.V.	58,809	5,568,487

Technology Hardware & Equipment 0.1%
Gemalto N.V.	12,883	1,445,982

Telecommunication Services 0.1%
Koninklijke (Royal) KPN N.V. *	511,498	1,634,820
Ziggo N.V.	27,244	1,167,928

		2,802,748

Transportation 0.0%
TNT Express N.V.	53,093	489,491

		57,089,009

New Zealand 0.1%

Consumer Services 0.0%
SKYCITY Entertainment Group Ltd.	102,973	330,706

Materials 0.1%
Fletcher Building Ltd.	112,830	931,137

Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	299,008	580,210

Transportation 0.0%
Auckland International Airport Ltd.	158,136	447,656

Utilities 0.0%
Contact Energy Ltd.	75,447	327,170

		2,616,879

Norway 0.8%

Banks 0.1%
DnB A.S.A.	161,321	2,859,658

Energy 0.4%
Aker Solutions A.S.A.	25,567	353,223
Seadrill Ltd.	62,523	2,891,953
Statoil A.S.A.	185,516	4,389,532
Subsea 7 S.A.	43,035	910,139

		8,544,847

Food, Beverage & Tobacco 0.1%
Orkla A.S.A.	121,828	987,559

Insurance 0.0%
Gjensidige Forsikring A.S.A.	31,379	585,697

Materials 0.1%
Norsk Hydro A.S.A.	156,070	696,504
Yara International A.S.A.	30,063	1,294,733

		1,991,237

Telecommunication Services 0.1%
Telenor A.S.A.	115,495	2,775,070

		17,744,068

Portugal 0.2%

Banks 0.0%
Banco Espirito Santo, S.A. - Reg’d *	269,627	354,283

Energy 0.1%
Galp Energia, SGPS, S.A.	59,533	1,008,097

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	40,951	754,175

Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg’d	109,146	491,976

70 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.1%
EDP - Energias de Portugal S.A.	323,409	1,190,475

		3,799,006

Singapore 1.5%

Banks 0.5%
DBS Group Holdings Ltd.	287,246	3,872,498
Oversea-Chinese Banking Corp., Ltd.	424,552	3,551,584
United Overseas Bank Ltd.	214,233	3,587,675

		11,011,757

Capital Goods 0.2%
Keppel Corp., Ltd.	251,800	2,197,285
Noble Group Ltd.	629,000	519,690
SembCorp Industries Ltd.	173,000	739,648
SembCorp Marine Ltd. (a)	152,000	549,874
Singapore Technologies Engineering Ltd.	238,000	807,011
Yangzijiang Shipbuilding Holdings Ltd.	221,000	209,650

		5,023,158

Consumer Services 0.1%
Genting Singapore plc	974,000	1,191,690

Diversified Financials 0.0%
Singapore Exchange Ltd.	141,000	831,849

Food & Staples Retailing 0.0%
Olam International Ltd. (a)	200,000	247,431

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	1,055,000	509,419
Wilmar International Ltd.	306,000	851,151

		1,360,570

Media 0.0%
Singapore Press Holdings Ltd. (a)	270,000	923,586

Real Estate 0.3%
Ascendas REIT	327,000	621,736
CapitaCommercial Trust	267,000	315,938
CapitaLand Ltd.	428,000	1,072,350
CapitaMall Trust	391,000	635,060
CapitaMalls Asia Ltd.	195,000	316,676
City Developments Ltd.	74,000	612,516
Global Logistic Properties Ltd.	493,000	1,223,775
Keppel Land Ltd.	102,000	304,088
UOL Group Ltd.	95,000	502,822

		5,604,961

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	19,000	559,946

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,312,237	3,984,975
StarHub Ltd.	108,000	386,183

		4,371,158

Transportation 0.1%
ComfortDelGro Corp., Ltd.	301,000	464,796
Hutchison Port Holdings Trust, Class U	739,000	539,315
Singapore Airlines Ltd.	98,000	822,062

		1,826,173

		32,952,279

Spain 3.2%

Banks 1.4%
Banco Bilbao Vizcaya Argentaria S.A.	921,450	10,768,908
Banco de Sabadell S.A.	576,049	1,476,013
Banco Popular Espanol S.A. *	204,380	1,159,318
Banco Santander S.A.	1,833,518	16,254,618
Bankia S.A. *	528,191	790,300
CaixaBank	197,479	1,023,564

		31,472,721

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	25,244	828,133
Ferrovial S.A.	69,156	1,318,234
Zardoya Otis S.A.	27,869	484,826

		2,631,193

Energy 0.2%
Repsol S.A.	143,274	3,841,296

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	100,220	913,703

Insurance 0.0%
Mapfre S.A.	124,994	501,937

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A.	26,346	1,079,829

Retailing 0.3%
Inditex S.A.	35,900	5,896,175

Software & Services 0.1%
Amadeus IT Holding S.A., A Shares	62,882	2,333,066

Telecommunication Services 0.5%
Telefonica S.A. *	673,997	11,861,882

Transportation 0.1%
Abertis Infraestructuras S.A.	62,904	1,347,718
International Consolidated Airlines Group S.A. *	142,935	793,797

		2,141,515

Utilities 0.4%
Acciona S.A. (a)	5,331	337,944
Enagas S.A.	31,816	849,489
Gas Natural SDG S.A.	58,478	1,379,271
Iberdrola S.A.	772,777	4,850,601
Red Electrica Corp. S.A.	18,412	1,146,417

		8,563,722

		71,237,039

See financial notes 71

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Sweden 3.0%

Banks 0.8%
Nordea Bank AB	466,503	5,967,277
Skandinaviska Enskilda Banken AB, A Shares	249,959	3,023,269
Svenska Handelsbanken AB, A Shares	81,170	3,671,040
Swedbank AB, A Shares	147,697	3,844,009

		16,505,595

Capital Goods 0.8%
Alfa Laval AB	52,549	1,198,684
Assa Abloy AB, B Shares	55,208	2,739,262
Atlas Copco AB, A Shares	109,913	3,045,371
Atlas Copco AB, B Shares	63,248	1,571,630
Sandvik AB	176,482	2,384,632
Scania AB, B Shares	52,971	1,061,714
Skanska AB, B Shares	62,888	1,210,864
SKF AB, B Shares	65,912	1,743,987
Volvo AB, B Shares	245,374	3,149,352

		18,105,496

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	54,176	617,766

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	41,795	1,030,871
Husqvarna AB, B Shares	66,683	391,797

		1,422,668

Diversified Financials 0.2%
Industrivarden AB, C Shares	19,617	349,204
Investment AB Kinnevik, B Shares	36,290	1,335,624
Investor AB, B Shares	75,379	2,416,817
Ratos AB, B Shares	26,143	226,239

		4,327,884

Energy 0.0%
Lundin Petroleum AB *	35,133	724,029

Food, Beverage & Tobacco 0.1%
Swedish Match AB	33,880	1,117,120

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	62,504	923,130
Getinge AB, B Shares	33,194	1,051,592

		1,974,722

Household & Personal Products 0.1%
Svenska Cellulosa AB, SCA B Shares	96,151	2,725,996

Materials 0.0%
Boliden AB	43,629	619,663

Retailing 0.3%
Hennes & Mauritz AB, B Shares	156,233	6,751,114

Technology Hardware & Equipment 0.3%
Hexagon AB, B Shares	40,616	1,217,863
Telefonaktiebolaget LM Ericsson, B Shares	500,784	5,989,984

		7,207,847

Telecommunication Services 0.2%
Millicom International Cellular S.A. SDR	10,713	988,344
Tele2 AB, B Shares	53,012	638,976
TeliaSonera AB	391,891	3,240,543

		4,867,863

		66,967,763

Switzerland 8.7%

Banks 0.0%
Banque Cantonale Vaudoise - Reg’d	405	225,044

Capital Goods 0.6%
ABB Ltd. - Reg’d *	361,853	9,219,128
Geberit AG - Reg’d	6,244	1,865,486
Schindler Holding AG	8,056	1,141,801
Schindler Holding AG - Reg’d	3,369	479,453
Sulzer AG - Reg’d	3,727	583,052

		13,288,920

Commercial & Professional Supplies 0.2%
Adecco S.A. - Reg’d *	21,033	1,551,052
SGS S.A. - Reg’d	911	2,131,515

		3,682,567

Consumer Durables & Apparel 0.6%
Cie Financiere Richemont S.A.	85,897	8,782,941
The Swatch Group AG - Bearer Shares	5,089	3,250,301
The Swatch Group AG - Reg’d	7,213	802,535

		12,835,777

Diversified Financials 1.0%
Credit Suisse Group AG - Reg’d *	246,552	7,669,726
Julius Baer Group Ltd. *	35,848	1,758,550
Pargesa Holding S.A.	4,900	389,889
Partners Group Holding AG	2,903	752,523
UBS AG - Reg’d *	599,812	11,601,001

		22,171,689

Energy 0.1%
Transocean Ltd.	59,296	2,800,433

Food, Beverage & Tobacco 1.9%
Aryzta AG *	14,543	1,084,943
Barry Callebaut AG - Reg’d *	328	342,695
Coca-Cola HBC AG ADR	28,832	832,091
Lindt & Spruengli AG	146	616,278
Lindt & Spruengli AG - Reg’d	17	855,105
Nestle S.A. - Reg’d	530,651	38,304,464

		42,035,576

Health Care Equipment & Services 0.0%
Sonova Holding AG - Reg’d *	8,461	1,101,124

Insurance 0.6%
Baloise Holding AG - Reg’d	7,756	901,044
Swiss Life Holding AG - Reg’d *	5,377	1,066,153
Swiss Re AG *	58,192	5,108,246
Zurich Insurance Group AG *	24,406	6,743,944

		13,819,387

72 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.6%
EMS-Chemie Holding AG - Reg’d	1,287	468,652
Givaudan S.A. - Reg’d *	1,388	1,968,445
Holcim Ltd. - Reg’d *	37,737	2,806,857
Sika AG	347	1,093,900
Syngenta AG - Reg’d	15,324	6,185,020

		12,522,874

Pharmaceuticals, Biotechnology & Life Sciences 2.9%
Actelion Ltd. - Reg’d *	17,805	1,377,583
Lonza Group AG - Reg’d *	8,936	797,653
Novartis AG - Reg’d	378,516	29,381,384
Roche Holding AG	115,609	31,969,980

		63,526,600

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	9,117	690,322

Telecommunication Services 0.1%
Swisscom AG - Reg’d	3,893	1,985,647

Transportation 0.1%
Kuehne & Nagel International AG - Reg’d	9,006	1,137,736

		191,823,696

United Kingdom 21.0%

Automobiles & Components 0.1%
GKN plc	259,043	1,525,952

Banks 3.0%
Barclays plc (b)	2,513,976	10,577,451
HSBC Holdings plc	3,065,004	33,596,547
Lloyds Banking Group plc *	7,606,845	9,408,119
Royal Bank of Scotland Group plc *	354,906	2,090,222
Standard Chartered plc	398,338	9,564,089

		65,236,428

Capital Goods 1.0%
BAE Systems plc	532,872	3,887,029
Bunzl plc	54,021	1,191,649
Cobham plc	174,274	804,851
IMI plc	52,305	1,272,525
Invensys plc	105,432	846,052
Meggitt plc	130,122	1,194,543
Melrose Industries plc	208,392	1,068,363
Rolls-Royce Holdings plc *	309,399	5,700,056
Smiths Group plc	66,657	1,534,136
The Weir Group plc	35,677	1,288,590
Travis Perkins plc	42,514	1,264,262
Wolseley plc	45,328	2,440,050

		22,492,106

Commercial & Professional Supplies 0.5%
Aggreko plc	47,091	1,214,299
Babcock International Group plc	60,855	1,244,424
Capita plc	110,256	1,742,944
Experian plc	165,535	3,370,062
G4S plc	250,398	1,051,747
Intertek Group plc	26,132	1,394,123
Serco Group plc	78,082	697,731

		10,715,330

Consumer Durables & Apparel 0.1%
Burberry Group plc	74,608	1,833,380
Persimmon plc *	52,253	1,057,924

		2,891,304

Consumer Services 0.4%
Carnival plc	30,016	1,066,837
Compass Group plc	297,583	4,279,599
InterContinental Hotels Group plc	44,075	1,284,202
TUI Travel plc	63,413	390,938
Whitbread plc	30,550	1,679,977
William Hill plc	134,646	864,489

		9,566,042

Diversified Financials 0.2%
3i Group plc	156,771	936,973
Aberdeen Asset Management plc	152,830	1,084,609
Hargreaves Lansdown plc	34,659	660,264
ICAP plc	84,161	519,693
Investec plc	93,157	651,783
London Stock Exchange Group plc	30,385	798,638
Schroders plc	17,787	734,111

		5,386,071

Energy 3.4%
AMEC plc	51,985	980,447
BG Group plc	560,092	11,425,689
BP plc	3,124,521	24,254,414
Petrofac Ltd.	42,272	991,426
Royal Dutch Shell plc, A Shares	624,969	20,814,470
Royal Dutch Shell plc, B Shares	421,118	14,579,107
Tullow Oil plc	149,816	2,264,500

		75,310,053

Food & Staples Retailing 0.5%
J. Sainsbury plc	194,682	1,231,465
Tesco plc	1,329,508	7,755,203
WM Morrison Supermarkets plc	350,479	1,581,370

		10,568,038

Food, Beverage & Tobacco 2.6%
Associated British Foods plc	59,514	2,163,628
British American Tobacco plc	315,648	17,415,007
Coca-Cola HBC AG CDI *	3,589	103,222
Diageo plc	413,071	13,167,648
Imperial Tobacco Group plc	161,066	6,013,229
SABMiller plc	158,217	8,249,553
Tate & Lyle plc	79,230	1,005,502
Unilever plc	211,197	8,564,261

		56,682,050

Health Care Equipment & Services 0.1%
Smith & Nephew plc	151,369	1,935,954

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	106,442	8,276,831

See financial notes 73

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 1.1%
Admiral Group plc	35,329	723,334
Aviva plc	484,913	3,481,146
Direct Line Insurance Group plc	120,326	434,094
Legal & General Group plc	973,269	3,373,162
Old Mutual plc	777,194	2,532,905
Prudential plc	421,133	8,612,486
Resolution Ltd.	225,109	1,288,921
RSA Insurance Group plc	570,573	1,175,111
Standard Life plc	390,765	2,204,577

		23,825,736

Materials 1.9%
Anglo American plc	229,337	5,452,847
Antofagasta plc	64,835	886,097
BHP Billiton plc	347,548	10,724,799
Croda International plc	22,002	859,787
Fresnillo plc	29,153	455,737
Glencore Xstrata plc *	1,746,029	9,502,270
Johnson Matthey plc	33,173	1,596,396
Randgold Resources Ltd.	14,737	1,092,923
Rexam plc	132,952	1,107,104
Rio Tinto plc	209,172	10,584,135
Vedanta Resources plc	18,357	312,766

		42,574,861

Media 0.7%
British Sky Broadcasting Group plc	173,513	2,607,027
ITV plc	589,718	1,803,110
Pearson plc	134,454	2,812,105
Reed Elsevier plc	196,906	2,758,323
WPP plc	218,488	4,640,885

		14,621,450

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
AstraZeneca plc	206,035	10,907,519
GlaxoSmithKline plc	810,567	21,368,454
Shire plc	92,317	4,093,371

		36,369,344

Real Estate 0.3%
British Land Co., plc	150,048	1,496,489
Hammerson plc	110,490	936,261
Intu Properties plc	111,892	617,119
Land Securities Group plc	126,362	2,003,104
Segro plc	110,982	581,272

		5,634,245

Retailing 0.3%
Kingfisher plc	392,947	2,377,110
Marks & Spencer Group plc	260,694	2,102,277
Next plc	26,779	2,338,527

		6,817,914

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	227,828	3,569,978

Software & Services 0.0%
The Sage Group plc	179,166	966,549

Telecommunication Services 1.7%
BT Group plc	1,296,777	7,846,316
Inmarsat plc	75,804	874,910
Vodafone Group plc	8,009,957	29,338,526

		38,059,752

Transportation 0.0%
easyJet plc	27,466	575,334

Utilities 0.8%
Centrica plc	851,697	4,816,969
National Grid plc	603,505	7,584,091
Severn Trent plc	41,151	1,228,345
SSE plc	160,362	3,637,836
United Utilities Group plc	112,141	1,268,305

		18,535,546

		462,136,868

Total Common Stock
(Cost $1,549,007,351)		2,115,822,955

Preferred Stock 0.6% of net assets

Germany 0.6%

Automobiles & Components 0.4%
Bayerische Motoren Werke AG	9,094	759,085
Porsche Automobil Holding SE	25,436	2,375,125
Volkswagen AG	23,798	6,035,368

		9,169,578

Household & Personal Products 0.2%
Henkel AG & Co. KGaA	29,067	3,138,371

Materials 0.0%
Fuchs Petrolub SE	6,305	509,041

Utilities 0.0%
RWE AG	5,322	181,315

		12,998,305

United Kingdom 0.0%

Capital Goods 0.0%
Rolls-Royce Holdings plc (b)*	26,140,646	41,914

Total Preferred Stock
(Cost $8,346,686)		13,040,219

Rights 0.0% of net assets

Hong Kong 0.0%
New Hotel (b)(c)*	7,488	—

Spain 0.0%
Banco Santander S.A. (b)*	1,797,317	389,200

Total Rights
(Cost $371,648)		389,200

74 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.4% of net assets

United States 0.4%
iShares MSCI EAFE ETF	140,000	9,223,200

Total Other Investment Company
(Cost $8,089,400)		9,223,200

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.6% of net assets

Time Deposits 2.4%
Australia & New Zealand Banking Group Ltd.
US Dollar
0.03%, 11/01/13	10,413,037	10,413,037
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 11/01/13	46,475	5,995
Japanese Yen
0.01%, 11/01/13	1,565,817	15,924
Citibank
Euro Currency
0.02%, 11/01/13	127,549	173,179
Pound Sterling
0.08%, 11/01/13	21,761	34,892
DNB
US Dollar
0.03%, 11/01/13	41,779,649	41,779,649

		52,422,676

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.00%, 12/19/13 (d)(e)	500,000	500,000
0.01%, 12/19/13 (d)(e)	5,400,000	5,399,964

		5,899,964

Total Short-Term Investments
(Cost $58,322,640)		58,322,640

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	4,637,410	4,637,410

Total Collateral Invested for Securities on Loan
(Cost $4,637,410)		4,637,410

End of collateral invested for securities on loan.

At 10/31/13, the tax basis cost of the fund’s investments was $1,648,601,656 and the unrealized appreciation and depreciation were $645,861,051 and ($97,664,493), respectively, with a net unrealized appreciation of $548,196,558.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $2,108,330,382 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,176,224.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange traded fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	600	56,259,000	2,417,836

See financial notes 75

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	2,186,526,479	2,982,439,540
1.0%	Other Investment Company	29,664,810	29,664,810
0.1%	Short-Term Investment	2,099,986	2,099,986

99.8%	Total Investments	2,218,291,275	3,014,204,336
0.6%	Collateral Invested for Securities on Loan	19,475,816	19,475,816
(0.4%)	Other Assets and Liabilities, Net		(13,248,634)

100.0%	Net Assets		3,020,431,518

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.1%
BorgWarner, Inc.	14,550	1,500,542
Delphi Automotive plc	50,100	2,865,720
Ford Motor Co.	416,574	7,127,581
General Motors Co. *	151,300	5,590,535
Harley-Davidson, Inc.	39,960	2,559,038
Johnson Controls, Inc.	154,110	7,112,176
Lear Corp.	23,300	1,803,187
The Goodyear Tire & Rubber Co.	71,090	1,491,468
TRW Automotive Holdings Corp. *	22,850	1,716,264
Visteon Corp. *	9,500	732,355

		32,498,866

Banks 2.3%
BB&T Corp.	129,675	4,405,060
CIT Group, Inc. *	18,800	905,408
Comerica, Inc.	34,800	1,506,840
Fifth Third Bancorp	161,790	3,078,864
Hudson City Bancorp, Inc.	151,190	1,357,686
Huntington Bancshares, Inc.	148,927	1,310,558
KeyCorp	191,790	2,403,129
M&T Bank Corp.	15,286	1,720,133
New York Community Bancorp, Inc. (b)	83,230	1,349,158
Popular, Inc. *	34,268	865,267
Regions Financial Corp.	324,925	3,129,028
SunTrust Banks, Inc.	118,660	3,991,722
The PNC Financial Services Group, Inc.	75,545	5,554,824
U.S. Bancorp	260,900	9,747,224
Wells Fargo & Co.	652,425	27,852,023
Zions Bancorp	40,235	1,141,467

		70,318,391

Capital Goods 8.2%
3M Co.	105,075	13,223,689
AECOM Technology Corp. *	27,300	867,594
AGCO Corp.	22,340	1,304,209
Alliant Techsystems, Inc.	9,420	1,025,555
AMETEK, Inc.	15,600	746,148
Caterpillar, Inc.	103,245	8,606,503
Cummins, Inc.	24,584	3,122,660
Danaher Corp.	46,900	3,381,021
Deere & Co.	61,986	5,072,934
Dover Corp.	31,675	2,907,448
Eaton Corp. plc	50,299	3,549,097
EMCOR Group, Inc.	20,440	757,506
Emerson Electric Co.	141,050	9,446,118
Exelis, Inc.	107,555	1,773,582
Fastenal Co.	20,640	1,027,872
Flowserve Corp.	18,375	1,276,511
Fluor Corp.	52,040	3,862,409
General Cable Corp.	19,200	632,256
General Dynamics Corp.	89,225	7,729,562
General Electric Co.	1,779,325	46,511,555
Harsco Corp.	37,035	1,032,536
Honeywell International, Inc.	103,140	8,945,332
Hubbell, Inc., Class B	8,130	874,300
Illinois Tool Works, Inc.	66,570	5,245,050
Ingersoll-Rand plc	60,742	4,101,907
ITT Corp.	59,627	2,368,981
Jacobs Engineering Group, Inc. *	35,740	2,173,707
Joy Global, Inc.	19,200	1,089,600
KBR, Inc.	49,400	1,706,276
L-3 Communications Holdings, Inc.	47,035	4,724,666
Lennox International, Inc.	13,935	1,087,766
Lockheed Martin Corp.	76,635	10,218,511
Masco Corp.	98,950	2,090,814
Northrop Grumman Corp.	111,495	11,986,827
Oshkosh Corp. *	24,920	1,185,943
Owens Corning *	29,650	1,065,325
PACCAR, Inc.	61,242	3,405,055
Pall Corp.	10,440	840,629
Parker Hannifin Corp.	31,617	3,690,336
Pentair Ltd.	14,537	975,287
Precision Castparts Corp.	11,716	2,969,420
Quanta Services, Inc. *	27,200	821,712
Raytheon Co.	113,710	9,366,293
Rockwell Automation, Inc.	15,750	1,738,958
Rockwell Collins, Inc.	25,030	1,747,845
Roper Industries, Inc.	5,400	684,774
Snap-on, Inc.	7,700	801,339
SPX Corp.	15,335	1,391,038
Stanley Black & Decker, Inc.	17,403	1,376,403
Terex Corp. *	31,025	1,084,324
Textron, Inc.	61,820	1,779,798
The Boeing Co.	87,040	11,358,720

See financial notes 1

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Timken Co.	17,465	922,327
United Rentals, Inc. *	17,300	1,117,407
United Technologies Corp.	172,815	18,361,594
URS Corp.	33,493	1,815,990
W.W. Grainger, Inc.	8,635	2,322,556
WESCO International, Inc. *	12,600	1,076,796
Xylem, Inc.	27,155	936,848

		247,307,219

Commercial & Professional Supplies 0.8%
Cintas Corp.	26,650	1,432,971
Equifax, Inc.	15,930	1,030,193
Iron Mountain, Inc.	27,080	718,703
Manpowergroup, Inc.	46,290	3,615,249
Pitney Bowes, Inc.	110,605	2,360,311
R.R. Donnelley & Sons Co.	185,440	3,443,621
Republic Services, Inc.	46,924	1,570,546
Robert Half International, Inc.	39,910	1,537,732
The ADT Corp. (b)	15,700	680,909
The Dun & Bradstreet Corp.	9,600	1,044,384
United Stationers, Inc.	20,950	931,018
Waste Management, Inc.	133,155	5,797,569

		24,163,206

Consumer Durables & Apparel 1.0%
Coach, Inc.	45,975	2,330,013
D.R. Horton, Inc.	49,890	945,416
Garmin Ltd. (b)	27,370	1,279,547
Harman International Industries, Inc.	15,020	1,216,920
Hasbro, Inc.	31,965	1,650,992
Jarden Corp. *	18,615	1,030,526
Leggett & Platt, Inc.	43,720	1,300,233
Mattel, Inc.	54,335	2,410,844
Mohawk Industries, Inc. *	10,435	1,381,803
Newell Rubbermaid, Inc.	51,950	1,539,278
NIKE, Inc., Class B	102,156	7,739,339
NVR, Inc. *	1,303	1,195,268
Ralph Lauren Corp.	8,420	1,394,689
VF Corp.	11,445	2,460,675
Whirlpool Corp.	21,655	3,161,847

		31,037,390

Consumer Services 1.5%
Apollo Group, Inc., Class A *	76,950	2,053,795
Brinker International, Inc.	27,955	1,241,761
Carnival Corp.	58,545	2,028,584
Darden Restaurants, Inc.	35,145	1,811,022
H&R Block, Inc.	45,565	1,295,869
International Game Technology	56,855	1,068,874
Marriott International, Inc., Class A	40,189	1,811,720
McDonald’s Corp.	168,580	16,271,342
MGM Resorts International *	62,015	1,180,766
Royal Caribbean Cruises Ltd.	35,205	1,480,018
Service Corp. International	45,600	821,256
Starbucks Corp.	50,180	4,067,089
Starwood Hotels & Resorts Worldwide, Inc.	32,770	2,412,527
Wyndham Worldwide Corp.	23,340	1,549,776
Wynn Resorts Ltd.	9,700	1,612,625
Yum! Brands, Inc.	54,630	3,694,081

		44,401,105

Diversified Financials 6.8%
American Express Co.	133,425	10,914,165
Ameriprise Financial, Inc.	24,300	2,443,122
Bank of America Corp.	3,172,660	44,290,334
Berkshire Hathaway, Inc., Class B *	179,011	20,600,586
BlackRock, Inc.	7,100	2,135,751
Capital One Financial Corp.	96,620	6,634,895
Citigroup, Inc.	563,033	27,464,750
CME Group, Inc.	25,900	1,922,039
Discover Financial Services	53,022	2,750,781
Eaton Vance Corp.	17,800	744,218
Franklin Resources, Inc.	62,820	3,383,485
Invesco Ltd.	48,500	1,636,875
JPMorgan Chase & Co.	704,442	36,306,941
Legg Mason, Inc.	44,920	1,728,072
Moody’s Corp.	25,370	1,792,644
Morgan Stanley	191,235	5,494,182
Northern Trust Corp.	24,760	1,396,959
NYSE Euronext (b)	53,620	2,360,352
PHH Corp. *	40,090	964,165
SLM Corp.	56,635	1,436,830
State Street Corp.	46,736	3,274,792
T. Rowe Price Group, Inc.	28,145	2,178,704
The Bank of New York Mellon Corp.	135,152	4,297,834
The Charles Schwab Corp. (a)	138,015	3,126,040
The Goldman Sachs Group, Inc.	79,411	12,774,053
The McGraw Hill Financial, Inc.	64,480	4,492,966

		206,545,535

Energy 15.1%
Alpha Natural Resources, Inc. *	90,100	630,700
Anadarko Petroleum Corp.	59,515	5,671,184
Apache Corp.	69,220	6,146,736
Arch Coal, Inc. (b)	144,200	611,408
Baker Hughes, Inc.	99,249	5,765,374
Cameron International Corp. *	27,680	1,518,525
Chesapeake Energy Corp.	186,120	5,203,915
Chevron Corp.	589,905	70,765,004
Cimarex Energy Co.	10,845	1,142,521
ConocoPhillips	828,510	60,729,783
CONSOL Energy, Inc.	29,635	1,081,678
Devon Energy Corp.	102,440	6,476,257
Diamond Offshore Drilling, Inc. (b)	21,920	1,357,506
Energen Corp.	13,510	1,058,103
EOG Resources, Inc.	20,350	3,630,440
EQT Corp.	9,700	830,417
Exxon Mobil Corp.	1,516,084	135,871,448
FMC Technologies, Inc. *	19,280	974,604
Halliburton Co.	149,665	7,936,735
Helmerich & Payne, Inc.	12,095	937,967
Hess Corp.	108,550	8,814,260
HollyFrontier Corp.	23,102	1,064,078

2 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kinder Morgan, Inc.	41,700	1,472,427
Marathon Oil Corp.	360,490	12,710,877
Marathon Petroleum Corp.	95,395	6,836,006
McDermott International, Inc. *	95,810	677,377
Murphy Oil Corp.	84,075	5,071,404
Nabors Industries Ltd.	115,100	2,011,948
National Oilwell Varco, Inc.	58,923	4,783,369
Newfield Exploration Co. *	38,200	1,163,190
Noble Energy, Inc.	29,270	2,193,201
Occidental Petroleum Corp.	148,570	14,274,606
Patterson-UTI Energy, Inc.	45,400	1,101,404
Peabody Energy Corp.	80,645	1,570,965
Phillips 66	348,355	22,444,513
Pioneer Natural Resources Co.	6,300	1,290,114
QEP Resources, Inc.	33,750	1,115,775
Rowan Cos. plc, Class A *	21,700	782,936
Schlumberger Ltd.	150,700	14,123,604
SEACOR Holdings, Inc.	10,000	978,000
Seadrill Ltd.	39,200	1,827,504
Southwestern Energy Co. *	25,340	943,155
Spectra Energy Corp.	96,260	3,423,968
Tesoro Corp.	55,460	2,711,439
The Williams Cos., Inc.	100,875	3,602,246
Valero Energy Corp.	401,725	16,539,018
World Fuel Services Corp.	49,300	1,880,795
WPX Energy, Inc. *	90,058	1,993,884

		455,742,368

Food & Staples Retailing 4.3%
Casey’s General Stores, Inc.	13,312	970,178
Costco Wholesale Corp.	110,415	13,028,970
CVS Caremark Corp.	388,435	24,183,963
Harris Teeter Supermarkets, Inc.	14,100	695,412
Safeway, Inc.	269,840	9,417,416
SUPERVALU, Inc. *	607,420	4,270,163
Sysco Corp.	192,540	6,226,743
The Kroger Co.	250,820	10,745,129
Wal-Mart Stores, Inc.	544,625	41,799,969
Walgreen Co.	291,070	17,242,987
Whole Foods Market, Inc.	35,100	2,215,863

		130,796,793

Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	403,680	15,029,006
Archer-Daniels-Midland Co.	300,205	12,278,384
Beam, Inc.	21,700	1,460,410
Brown-Forman Corp., Class B	16,050	1,171,329
Bunge Ltd.	83,475	6,855,802
Campbell Soup Co.	39,730	1,691,306
Coca-Cola Enterprises, Inc.	96,995	4,047,601
ConAgra Foods, Inc.	111,305	3,540,612
Constellation Brands, Inc., Class A *	18,905	1,234,497
Dean Foods Co. *	66,995	1,306,403
Dr Pepper Snapple Group, Inc.	40,600	1,922,410
General Mills, Inc.	91,410	4,608,892
Hillshire Brands Co.	91,200	2,994,096
Hormel Foods Corp.	23,220	1,009,141
Ingredion, Inc.	12,200	802,272
Kellogg Co.	42,880	2,712,160
Kraft Foods Group, Inc.	50,600	2,751,628
Lorillard, Inc.	72,254	3,685,677
McCormick & Co., Inc. - Non Voting Shares	13,940	963,951
Mead Johnson Nutrition Co.	10,100	824,766
Molson Coors Brewing Co., Class B	22,980	1,240,920
Mondelez International, Inc., Class A	439,592	14,787,875
PepsiCo, Inc.	240,508	20,224,318
Philip Morris International, Inc.	216,020	19,251,702
Reynolds American, Inc.	56,850	2,920,385
The Coca-Cola Co.	401,330	15,880,628
The Hershey Co.	13,150	1,305,006
The JM Smucker Co.	18,025	2,004,560
Tyson Foods, Inc., Class A	138,080	3,820,674

		152,326,411

Health Care Equipment & Services 5.8%
Abbott Laboratories	328,290	11,998,999
Aetna, Inc.	136,032	8,529,206
AmerisourceBergen Corp.	110,340	7,208,512
Baxter International, Inc.	84,660	5,576,554
Becton, Dickinson & Co.	40,455	4,253,034
Boston Scientific Corp. *	300,365	3,511,267
C.R. Bard, Inc.	16,000	2,179,520
Cardinal Health, Inc.	188,020	11,029,253
CareFusion Corp. *	30,710	1,190,627
Cigna Corp.	41,809	3,218,457
Community Health Systems, Inc.	30,250	1,319,808
Covidien plc	58,070	3,722,868
DaVita HealthCare Partners, Inc. *	23,720	1,333,301
DENTSPLY International, Inc.	17,935	844,739
Express Scripts Holding Co. *	68,940	4,310,129
HCA Holdings, Inc.	77,600	3,658,064
Health Management Associates, Inc., Class A *	88,500	1,134,570
Health Net, Inc. *	67,670	2,057,168
Henry Schein, Inc. *	13,930	1,566,150
Humana, Inc.	57,640	5,311,526
Laboratory Corp. of America Holdings *	12,030	1,213,827
Lifepoint Hospitals, Inc. *	15,730	812,297
Magellan Health Services, Inc. *	12,000	704,400
McKesson Corp.	88,500	13,836,090
Medtronic, Inc.	177,665	10,197,971
Omnicare, Inc.	31,910	1,759,836
Owens & Minor, Inc.	32,002	1,197,515
Patterson Cos., Inc.	22,375	951,161
Quest Diagnostics, Inc.	42,755	2,561,452
St. Jude Medical, Inc.	57,560	3,303,368
Stryker Corp.	42,945	3,171,918
Tenet Healthcare Corp. *	21,093	995,379
UnitedHealth Group, Inc.	321,775	21,964,361
Universal Health Services, Inc., Class B	15,450	1,244,652
Varian Medical Systems, Inc. *	12,820	930,476
WellCare Health Plans, Inc. *	13,200	880,176
WellPoint, Inc.	259,170	21,977,616

See financial notes 3

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zimmer Holdings, Inc.	38,840	3,397,335

		175,053,582

Household & Personal Products 2.2%
Avon Products, Inc.	118,425	2,072,438
Church & Dwight Co., Inc.	12,600	820,890
Colgate-Palmolive Co.	111,060	7,188,914
Energizer Holdings, Inc.	9,220	904,574
Herbalife Ltd. (b)	17,400	1,127,868
Kimberly-Clark Corp.	59,720	6,449,760
The Clorox Co.	13,420	1,210,350
The Estee Lauder Cos., Inc., Class A	17,820	1,264,507
The Procter & Gamble Co.	556,495	44,936,971

		65,976,272

Insurance 3.6%
ACE Ltd.	42,500	4,056,200
Aflac, Inc.	71,740	4,661,665
Allied World Assurance Co. Holdings AG	7,600	823,004
American Financial Group, Inc.	19,440	1,093,694
American International Group, Inc.	143,380	7,405,577
Aon plc	34,536	2,731,452
Arch Capital Group Ltd. *	27,275	1,580,859
Assurant, Inc.	39,355	2,301,480
Axis Capital Holdings Ltd.	32,850	1,557,747
Cincinnati Financial Corp.	31,580	1,579,000
Endurance Specialty Holdings Ltd.	18,830	1,041,111
Everest Re Group Ltd.	10,525	1,618,114
Fidelity National Financial, Inc., Class A	54,425	1,532,064
Genworth Financial, Inc., Class A *	171,200	2,487,536
Hartford Financial Services Group, Inc.	160,610	5,412,557
HCC Insurance Holdings, Inc.	17,000	776,050
Lincoln National Corp.	53,280	2,419,445
Loews Corp.	64,282	3,105,463
Marsh & McLennan Cos., Inc.	72,550	3,322,790
MetLife, Inc.	107,605	5,090,793
PartnerRe Ltd.	16,930	1,696,555
Platinum Underwriters Holdings Ltd.	15,400	957,726
Principal Financial Group, Inc.	41,185	1,954,640
Prudential Financial, Inc.	87,440	7,116,742
Reinsurance Group of America, Inc.	12,000	854,160
RenaissanceRe Holdings Ltd.	13,125	1,229,944
The Allstate Corp.	132,455	7,028,062
The Chubb Corp.	76,475	7,041,818
The Progressive Corp.	171,745	4,460,218
The Travelers Cos., Inc.	173,595	14,981,248
Torchmark Corp.	18,610	1,355,925
Unum Group	61,225	1,943,281
W. R. Berkley Corp.	27,660	1,214,551
White Mountains Insurance Group Ltd.	1,229	717,822
XL Group plc	49,685	1,518,870

		108,668,163

Materials 3.7%
Air Products & Chemicals, Inc.	37,175	4,052,447
Airgas, Inc.	9,000	981,630
Albemarle Corp.	12,400	820,756
Alcoa, Inc.	617,705	5,726,125
Allegheny Technologies, Inc.	38,311	1,268,094
AptarGroup, Inc.	13,100	840,496
Ashland, Inc.	16,535	1,530,314
Avery Dennison Corp.	29,850	1,406,532
Ball Corp.	34,780	1,700,394
Bemis Co., Inc.	26,555	1,059,544
Celanese Corp., Series A	23,100	1,293,831
CF Industries Holdings, Inc.	6,471	1,395,148
Cliffs Natural Resources, Inc. (b)	54,400	1,396,992
Commercial Metals Co.	72,645	1,333,762
Cytec Industries, Inc.	8,700	722,883
Domtar Corp.	18,591	1,574,844
E.I. du Pont de Nemours & Co.	130,145	7,964,874
Eastman Chemical Co.	23,020	1,813,746
Ecolab, Inc.	18,791	1,991,846
FMC Corp.	12,680	922,597
Freeport-McMoRan Copper & Gold, Inc.	247,470	9,096,997
Huntsman Corp.	50,915	1,182,246
International Flavors & Fragrances, Inc.	10,035	829,393
International Paper Co.	98,595	4,398,323
LyondellBasell Industries N.V., Class A	47,900	3,573,340
Martin Marietta Materials, Inc.	6,210	609,139
MeadWestvaco Corp.	43,540	1,517,369
Monsanto Co.	45,995	4,823,956
Newmont Mining Corp.	96,910	2,641,767
Nucor Corp.	103,580	5,362,337
Owens-Illinois, Inc. *	46,645	1,482,845
Packaging Corp. of America	15,545	968,143
PPG Industries, Inc.	19,500	3,560,310
Praxair, Inc.	38,970	4,859,949
Reliance Steel & Aluminum Co.	24,320	1,782,413
RPM International, Inc.	22,565	873,717
Sealed Air Corp.	47,775	1,441,849
Sigma-Aldrich Corp.	15,030	1,299,043
Sonoco Products Co.	28,955	1,176,731
Southern Copper Corp.	29,422	822,345
Steel Dynamics, Inc.	77,150	1,386,385
The Dow Chemical Co.	261,100	10,305,617
The Mosaic Co.	51,210	2,347,978
The Sherwin-Williams Co.	9,245	1,738,060
The Valspar Corp.	11,650	815,150
United States Steel Corp. (b)	99,895	2,486,386
Vulcan Materials Co.	20,623	1,104,362

		112,283,005

Media 4.1%
Cablevision Systems Corp., Class A	85,565	1,330,536

4 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CBS Corp., Class B - Non Voting Shares	111,190	6,575,777
Charter Communications, Inc., Class A *	10,300	1,382,672
Comcast Corp., Class A	325,640	15,493,951
DIRECTV *	155,040	9,688,449
Discovery Communications, Inc., Class A *	18,967	1,686,546
DISH Network Corp., Class A	27,970	1,348,154
Gannett Co., Inc.	88,030	2,435,790
Liberty Global plc, Class A *	79,748	6,249,851
Omnicom Group, Inc.	57,304	3,902,975
Starz, Class A *	27,000	814,050
The Interpublic Group of Cos., Inc.	56,405	947,604
The Walt Disney Co.	296,150	20,312,928
The Washington Post Co., Class B	1,880	1,209,442
Thomson Reuters Corp.	73,300	2,753,881
Time Warner Cable, Inc.	58,609	7,041,871
Time Warner, Inc.	334,588	22,999,579
Twenty-First Century Fox, Inc.	256,420	8,738,794
Viacom Inc., Class B	90,400	7,529,416

		122,442,266

Pharmaceuticals, Biotechnology & Life Sciences 5.5%
AbbVie, Inc.	74,300	3,599,835
Actavis plc *	17,773	2,747,350
Agilent Technologies, Inc.	65,005	3,299,654
Allergan, Inc.	16,430	1,488,722
Amgen, Inc.	127,755	14,819,580
Biogen Idec, Inc. *	12,750	3,113,423
Bristol-Myers Squibb Co.	244,850	12,859,522
Celgene Corp. *	10,700	1,588,843
Eli Lilly & Co.	174,655	8,701,312
Forest Laboratories, Inc. *	54,555	2,565,722
Gilead Sciences, Inc. *	109,220	7,753,528
Hospira, Inc. *	26,550	1,075,806
Johnson & Johnson	432,095	40,016,318
Life Technologies Corp. *	16,019	1,206,391
Merck & Co., Inc.	387,857	17,488,472
Mettler-Toledo International, Inc. *	3,200	791,872
Mylan, Inc. *	29,975	1,135,153
Pfizer, Inc.	1,253,499	38,457,349
Thermo Fisher Scientific, Inc.	36,545	3,573,370
Waters Corp. *	8,100	817,452

		167,099,674

Real Estate 0.9%
American Tower Corp.	15,365	1,219,213
Annaly Capital Management, Inc.	184,585	2,176,257
Apartment Investment & Management Co., Class A	32,154	899,669
AvalonBay Communities, Inc.	5,499	687,650
Boston Properties, Inc.	12,790	1,323,765
Equity Residential	29,745	1,557,448
HCP, Inc.	24,565	1,019,447
Health Care REIT, Inc.	8,300	538,255
Hospitality Properties Trust	30,755	903,582
Host Hotels & Resorts, Inc.	87,378	1,620,862
Kimco Realty Corp.	41,860	899,153
Plum Creek Timber Co., Inc.	24,495	1,112,073
Prologis, Inc.	16,800	671,160
Public Storage	8,730	1,457,648
Rayonier, Inc.	11,702	550,228
Simon Property Group, Inc.	15,576	2,407,271
Ventas, Inc.	12,478	814,065
Vornado Realty Trust REIT	19,128	1,703,539
Weyerhaeuser Co.	203,557	6,188,133

		27,749,418

Retailing 4.8%
Aaron’s, Inc.	26,300	746,131
Abercrombie & Fitch Co., Class A	26,310	986,099
Advance Auto Parts, Inc.	15,345	1,521,917
Amazon.com, Inc. *	9,150	3,330,874
American Eagle Outfitters, Inc.	71,235	1,103,430
AutoNation, Inc. *	12,900	622,167
AutoZone, Inc. *	2,323	1,009,785
Bed Bath & Beyond, Inc. *	43,365	3,352,982
Best Buy Co., Inc.	298,900	12,792,920
Big Lots, Inc. *	39,865	1,449,491
CarMax, Inc. *	25,480	1,197,305
Core-Mark Holding Co., Inc.	15,300	1,082,169
Dick’s Sporting Goods, Inc.	11,900	633,199
Dillard’s, Inc., Class A	9,975	817,751
Dollar General Corp. *	31,800	1,837,404
Dollar Tree, Inc. *	36,134	2,110,226
Expedia, Inc.	20,765	1,222,643
Family Dollar Stores, Inc.	18,675	1,286,334
Foot Locker, Inc.	41,395	1,436,407
GameStop Corp., Class A (b)	56,690	3,107,746
Genuine Parts Co.	37,400	2,948,242
J.C. Penney Co., Inc. (b)*	166,600	1,249,500
Kohl’s Corp.	109,095	6,196,596
L Brands, Inc.	38,220	2,392,954
Liberty Interactive Corp., Class A *	123,320	3,324,707
Lowe’s Cos., Inc.	340,555	16,952,828
Macy’s, Inc.	97,420	4,492,036
Nordstrom, Inc.	35,755	2,162,105
O’Reilly Automotive, Inc. *	10,730	1,328,481
PetSmart, Inc.	21,340	1,552,698
Priceline.com, Inc. *	988	1,041,184
RadioShack Corp. (b)*	214,280	602,127
Rent-A-Center, Inc.	24,670	844,701
Ross Stores, Inc.	23,590	1,824,687
Sears Holdings Corp. (b)*	50,321	2,922,644
Signet Jewelers Ltd.	14,500	1,082,570
Staples, Inc.	376,850	6,074,822
Target Corp.	219,495	14,221,081
The Gap, Inc.	99,575	3,683,279
The Home Depot, Inc.	232,296	18,093,535
The TJX Cos., Inc.	108,460	6,593,283
Tiffany & Co.	18,035	1,427,831
Tractor Supply Co.	14,400	1,027,440
Williams-Sonoma, Inc.	17,845	935,792

		144,622,103

See financial notes 5

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	29,850	1,002,960
Analog Devices, Inc.	49,965	2,463,275
Applied Materials, Inc.	342,525	6,114,071
Broadcom Corp., Class A	62,945	1,681,890
Intel Corp.	1,295,910	31,659,081
KLA-Tencor Corp.	27,780	1,822,368
Lam Research Corp. *	25,700	1,393,711
Linear Technology Corp.	26,255	1,080,131
LSI Corp.	131,440	1,114,611
Marvell Technology Group Ltd.	91,830	1,101,960
Maxim Integrated Products, Inc.	45,000	1,336,500
Microchip Technology, Inc.	28,480	1,223,501
Micron Technology, Inc. *	208,675	3,689,374
NVIDIA Corp.	79,637	1,208,890
Texas Instruments, Inc.	282,370	11,882,130
Xilinx, Inc.	39,620	1,799,540

		70,573,993

Software & Services 5.8%
Accenture plc, Class A	61,295	4,505,182
Adobe Systems, Inc. *	46,940	2,544,148
Alliance Data Systems Corp. *	5,880	1,393,913
Amdocs Ltd.	33,200	1,276,540
AOL, Inc. *	47,080	1,706,179
Autodesk, Inc. *	22,800	909,948
Automatic Data Processing, Inc.	64,980	4,871,551
Broadridge Financial Solutions, Inc.	24,700	868,452
CA, Inc.	51,805	1,645,327
Citrix Systems, Inc. *	9,100	516,698
Cognizant Technology Solutions Corp., Class A *	15,400	1,338,722
Computer Sciences Corp.	70,145	3,455,343
CoreLogic, Inc. *	77,000	2,561,790
DST Systems, Inc.	11,400	966,378
eBay, Inc. *	84,575	4,457,948
Fidelity National Information Services, Inc.	50,823	2,477,621
Fiserv, Inc. *	20,150	2,110,309
Google, Inc., Class A *	10,370	10,687,115
IAC/InterActiveCorp	26,262	1,402,128
International Business Machines Corp.	190,495	34,138,609
Intuit, Inc.	28,855	2,060,536
Leidos Holdings, Inc.	29,900	1,407,991
MasterCard, Inc., Class A	4,412	3,163,845
Microsoft Corp.	1,635,015	57,797,780
Oracle Corp.	339,660	11,378,610
Paychex, Inc.	44,760	1,891,558
Symantec Corp.	147,545	3,355,173
Teradata Corp. *	11,100	489,177
The Western Union Co.	129,210	2,199,154
Total System Services, Inc.	34,270	1,022,274
Visa, Inc., Class A	14,300	2,812,381
Yahoo! Inc. *	92,905	3,059,362

		174,471,742

Technology Hardware & Equipment 4.3%
Amphenol Corp., Class A	15,500	1,244,495
Anixter International, Inc. *	10,520	899,355
Apple, Inc.	35,047	18,306,800
Arrow Electronics, Inc. *	50,895	2,443,978
Avnet, Inc.	65,480	2,599,556
Cisco Systems, Inc.	879,565	19,790,213
Corning, Inc.	229,260	3,918,053
EMC Corp.	203,110	4,888,858
Harris Corp.	31,625	1,959,485
Hewlett-Packard Co.	1,600,175	38,996,265
Ingram Micro, Inc., Class A *	178,455	4,134,802
Jabil Circuit, Inc.	64,095	1,337,022
Juniper Networks, Inc. *	100,770	1,878,353
Lexmark International, Inc., Class A	31,845	1,132,090
Molex, Inc.	27,530	1,062,658
Motorola Solutions, Inc.	84,145	5,260,745
NetApp, Inc.	28,030	1,087,844
QUALCOMM, Inc.	108,585	7,543,400
SanDisk Corp.	20,665	1,436,218
Tech Data Corp. *	50,340	2,620,700
Vishay Intertechnology, Inc. *	57,840	709,697
Western Digital Corp.	37,000	2,576,310
Xerox Corp.	396,126	3,937,492

		129,764,389

Telecommunication Services 3.8%
AT&T, Inc.	1,685,685	61,021,797
CenturyLink, Inc.	97,055	3,286,282
Crown Castle International Corp. *	14,280	1,085,566
Frontier Communications Corp. (b)	453,198	1,998,603
NII Holdings, Inc. (b)*	213,070	732,961
Sprint Corp. *	476,157	3,204,537
Telephone & Data Systems, Inc.	58,327	1,818,636
Verizon Communications, Inc.	790,530	39,929,670
Windstream Holdings, Inc. (b)	249,400	2,132,370

		115,210,422

Transportation 1.6%
Avis Budget Group, Inc. *	54,390	1,704,039
C.H. Robinson Worldwide, Inc.	36,780	2,197,237
CSX Corp.	241,510	6,293,751
Expeditors International of Washington, Inc.	37,525	1,699,507
FedEx Corp.	84,462	11,064,522
Hertz Global Holdings, Inc. *	70,700	1,623,272
J.B. Hunt Transport Services, Inc.	11,445	858,718
Norfolk Southern Corp.	55,750	4,795,615
Ryder System, Inc.	25,320	1,666,816
Union Pacific Corp.	53,956	8,168,938
United Parcel Service, Inc., Class B	94,560	9,289,574

		49,361,989

Utilities 4.1%
AGL Resources, Inc.	18,514	886,080

6 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Alliant Energy Corp.	24,475	1,278,085
Ameren Corp.	86,690	3,136,444
American Electric Power Co., Inc.	112,145	5,252,872
American Water Works Co., Inc.	22,200	951,714
Atmos Energy Corp.	26,060	1,153,676
Calpine Corp. *	65,250	1,316,092
CenterPoint Energy, Inc.	95,770	2,355,942
CMS Energy Corp.	51,310	1,408,973
Consolidated Edison, Inc.	69,025	4,018,635
Dominion Resources, Inc.	139,610	8,900,137
DTE Energy Co.	43,365	2,998,256
Duke Energy Corp.	96,748	6,939,734
Edison International	80,590	3,951,328
Entergy Corp.	79,017	5,113,980
Exelon Corp.	274,937	7,846,702
FirstEnergy Corp.	136,134	5,155,395
Great Plains Energy, Inc.	36,570	857,201
Integrys Energy Group, Inc.	24,435	1,433,846
MDU Resources Group, Inc.	49,680	1,479,470
National Fuel Gas Co.	12,745	911,905
NextEra Energy, Inc.	71,380	6,049,455
NiSource, Inc.	66,635	2,100,335
Northeast Utilities	34,915	1,497,504
NRG Energy, Inc.	91,526	2,611,237
NV Energy, Inc.	42,100	999,454
OGE Energy Corp.	31,130	1,148,697
ONEOK, Inc.	37,220	2,102,930
Pepco Holdings, Inc.	87,965	1,695,965
PG&E Corp.	109,715	4,591,573
Pinnacle West Capital Corp.	24,885	1,394,307
PPL Corp.	107,155	3,282,158
Public Service Enterprise Group, Inc.	142,180	4,763,030
Questar Corp.	42,750	1,011,465
SCANA Corp.	28,585	1,332,919
Sempra Energy	42,915	3,911,273
TECO Energy, Inc.	63,325	1,087,290
The AES Corp.	230,940	3,253,945
The Southern Co.	164,270	6,720,286
UGI Corp.	27,620	1,142,639
Vectren Corp.	20,000	698,400
Westar Energy, Inc.	23,870	754,531
Wisconsin Energy Corp.	30,740	1,294,461
Xcel Energy, Inc.	112,090	3,234,917

		124,025,238

Total Common Stock
(Cost $2,186,526,479)		2,982,439,540

Other Investment Company 1.0% of net assets

Money Market Fund 1.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	29,664,810	29,664,810

Total Other Investment Company
(Cost $29,664,810)		29,664,810

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (c)(d)	2,100,000	2,099,986

Total Short-Term Investment
(Cost $2,099,986)		2,099,986

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.6% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	19,475,816	19,475,816

Total Collateral Invested for Securities on Loan
(Cost $19,475,816)		19,475,816

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $2,234,297,819 and the unrealized appreciation and depreciation were $793,590,567 and ($13,684,050), respectively, with a net unrealized appreciation of $779,906,517.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $20,152,619.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	390	34,144,500	476,776

See financial notes 7

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	612,399,768	839,594,596
0.0%	Rights	—	—
0.9%	Other Investment Company	7,423,228	7,423,228
0.1%	Short-Term Investment	714,995	714,995

99.8%	Total Investments	620,537,991	847,732,819
2.3%	Collateral Invested for Securities on Loan	19,735,329	19,735,329
(2.1%)	Other Assets and Liabilities, Net		(18,055,727)

100.0%	Net Assets		849,412,421

	Number	Value
Security	of Shares	($)

Common Stock 98.8% of net assets

Automobiles & Components 1.0%
Cooper Tire & Rubber Co.	35,700	928,557
Dana Holding Corp.	89,100	1,746,360
Drew Industries, Inc.	10,895	547,583
Gentex Corp.	53,600	1,577,984
Superior Industries International, Inc.	24,160	453,000
Tenneco, Inc. *	17,600	934,032
Thor Industries, Inc.	37,600	2,181,176

		8,368,692

Banks 4.7%
Associated Banc-Corp.	93,200	1,515,432
Astoria Financial Corp.	79,200	1,046,232
BancorpSouth, Inc.	51,200	1,131,520
Bank of Hawaii Corp.	24,600	1,426,308
BankUnited, Inc.	8,500	261,545
BOK Financial Corp.	7,900	483,717
CapitalSource, Inc.	161,700	2,115,036
Capitol Federal Financial, Inc.	41,086	520,560
Cathay General Bancorp	23,000	566,490
City Holding Co.	8,190	372,645
City National Corp.	15,200	1,096,072
Commerce Bancshares, Inc.	26,385	1,213,974
Community Bank System, Inc.	5,500	199,705
Cullen/Frost Bankers, Inc.	16,700	1,182,193
CVB Financial Corp.	29,180	424,277
East West Bancorp, Inc.	30,300	1,020,807
F.N.B. Corp.	52,400	655,524
First Financial Bancorp	12,300	190,896
First Horizon National Corp.	124,900	1,330,185
First Midwest Bancorp, Inc.	31,895	530,414
First Niagara Financial Group, Inc.	103,000	1,136,090
First Republic Bank	16,600	847,762
Firstmerit Corp.	67,901	1,525,056
Fulton Financial Corp.	82,600	1,008,546
Glacier Bancorp, Inc.	23,580	651,515
Hancock Holding Co.	15,100	494,978
International Bancshares Corp.	26,700	610,095
MB Financial, Inc.	18,445	547,816
NBT Bancorp, Inc.	17,455	425,378
Northwest Bancshares, Inc.	36,292	507,725
Old National Bancorp	35,125	510,718
People’s United Financial, Inc.	118,100	1,704,183
Prosperity Bancshares, Inc.	9,200	574,540
Provident Financial Services, Inc.	31,390	588,249
Signature Bank *	2,200	224,004
Susquehanna Bancshares, Inc.	52,400	617,534
SVB Financial Group *	7,000	670,460
Synovus Financial Corp.	594,900	1,933,425
TCF Financial Corp.	93,800	1,423,884
Trustmark Corp.	29,700	806,652
UMB Financial Corp.	9,701	571,583
Umpqua Holdings Corp.	35,500	581,135
United Bankshares, Inc. (a)	20,895	618,074
Valley National Bancorp (a)	106,300	1,036,425
Washington Federal, Inc.	44,900	1,022,822
Webster Financial Corp.	29,800	831,122
Westamerica Bancorp	11,770	605,920
Wintrust Financial Corp.	8,840	384,628

		39,743,851

Capital Goods 10.7%
A.O. Smith Corp.	22,100	1,141,465
AAR Corp.	38,780	1,135,478
Actuant Corp., Class A	25,000	939,000
Acuity Brands, Inc.	18,100	1,819,231
Aegion Corp. *	17,415	357,008
Aircastle Ltd.	51,700	975,579
Albany International Corp., Class A	18,300	673,623
Apogee Enterprises, Inc.	17,995	562,884
Applied Industrial Technologies, Inc.	28,720	1,358,743
Armstrong World Industries, Inc. *	19,000	1,015,170
Astec Industries, Inc.	15,350	518,983
B/E Aerospace, Inc. *	19,500	1,582,620
Barnes Group, Inc.	29,165	1,036,524
Beacon Roofing Supply, Inc. *	20,280	703,919
Brady Corp., Class A	30,600	893,214
Briggs & Stratton Corp.	49,700	911,498
Carlisle Cos., Inc.	27,200	1,976,896
Chart Industries, Inc. *	4,810	516,931
Chicago Bridge & Iron Co., N.V.	29,698	2,200,325
CIRCOR International, Inc.	9,090	670,569
CLARCOR, Inc.	18,625	1,089,190
Crane Co.	21,600	1,371,600
Cubic Corp.	8,190	429,975
Curtiss-Wright Corp.	29,100	1,448,598
DigitalGlobe, Inc. *	5,700	181,374
Donaldson Co., Inc.	45,000	1,782,450
Dycom Industries, Inc. *	35,270	1,045,755
Encore Wire Corp.	18,440	913,333

8 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EnerSys, Inc.	22,600	1,499,510
EnPro Industries, Inc. *	7,770	463,636
ESCO Technologies, Inc.	11,800	425,744
Esterline Technologies Corp. *	12,000	961,920
Fortune Brands Home & Security, Inc.	22,600	973,608
Franklin Electric Co., Inc.	13,960	528,386
GATX Corp.	36,600	1,886,730
Generac Holdings, Inc.	6,700	330,645
Gibraltar Industries, Inc. *	32,755	524,408
Graco, Inc.	18,740	1,447,852
GrafTech International Ltd. (a)*	89,400	795,660
Granite Construction, Inc.	44,200	1,429,870
H&E Equipment Services, Inc. *	22,820	571,185
HEICO Corp.	11,013	590,050
Hexcel Corp. *	22,285	942,878
Huntington Ingalls Industries, Inc.	34,600	2,475,630
IDEX Corp.	24,300	1,680,345
Kaman Corp.	15,380	571,828
Kennametal, Inc.	37,900	1,743,400
Layne Christensen Co. *	25,200	487,368
Lincoln Electric Holdings, Inc.	30,400	2,104,896
MasTec, Inc. *	18,510	591,765
Meritor, Inc. *	86,100	591,507
Moog, Inc., Class A *	19,600	1,170,708
MRC Global, Inc. *	34,900	975,455
MSC Industrial Direct Co., Inc., Class A	15,300	1,168,461
Mueller Industries, Inc.	22,200	1,338,438
Mueller Water Products, Inc., Class A	100,400	860,428
National Presto Industries, Inc. (a)	5,245	370,035
Navistar International Corp. *	43,800	1,583,808
Nordson Corp.	13,350	962,401
Orbital Sciences Corp. *	40,055	924,069
Polypore International, Inc. (a)*	9,500	429,400
Quanex Building Products Corp.	32,150	571,627
Raven Industries, Inc.	10,830	361,289
Regal-Beloit Corp.	18,700	1,371,271
Rush Enterprises, Inc., Class A *	22,360	639,943
Simpson Manufacturing Co., Inc.	19,285	683,653
Spirit AeroSystems Holdings, Inc., Class A *	74,900	1,999,081
TAL International Group, Inc. (a)*	12,990	627,547
Teledyne Technologies, Inc. *	13,200	1,172,424
Tennant Co.	8,480	514,651
The Babcock & Wilcox Co.	35,300	1,137,013
The Greenbrier Cos., Inc. *	15,120	401,285
The Manitowoc Co., Inc.	61,900	1,204,574
The Middleby Corp. *	2,708	616,476
The Toro Co.	30,120	1,775,273
Titan International, Inc.	18,375	266,438
TransDigm Group, Inc.	10,600	1,541,346
TriMas Corp. *	5,100	193,086
Trinity Industries, Inc.	44,100	2,232,783
Triumph Group, Inc.	13,600	974,440
Tutor Perini Corp. *	78,800	1,808,460
Universal Forest Products, Inc.	31,870	1,686,560
Valmont Industries, Inc.	7,150	1,004,575
WABCO Holdings, Inc. *	17,100	1,465,128
Wabtec Corp.	18,120	1,181,243
Watsco, Inc.	13,545	1,290,703
Watts Water Technologies, Inc., Class A	15,455	892,990
Woodward, Inc.	24,000	962,160

		91,229,978

Commercial & Professional Supplies 4.3%
ABM Industries, Inc.	61,300	1,686,363
Clean Harbors, Inc. *	12,530	773,727
Consolidated Graphics, Inc. *	12,920	828,043
Copart, Inc. *	39,700	1,279,531
Covanta Holding Corp.	53,800	923,746
Deluxe Corp.	28,100	1,323,229
FTI Consulting, Inc. *	26,300	1,067,254
G&K Services, Inc., Class A	15,490	966,576
Healthcare Services Group, Inc.	24,155	661,605
Herman Miller, Inc.	39,210	1,189,631
HNI Corp.	37,600	1,460,760
Huron Consulting Group, Inc. *	8,400	491,988
ICF International, Inc. *	14,500	501,990
IHS, Inc., Class A *	6,410	699,011
Insperity, Inc.	17,660	682,912
Interface, Inc.	24,985	505,946
KAR Auction Services, Inc.	10,700	318,004
Kelly Services, Inc., Class A	73,100	1,524,866
Kforce, Inc.	29,400	578,886
Knoll, Inc.	31,500	517,230
Korn/Ferry International *	27,130	645,694
McGrath RentCorp	12,925	461,035
Mine Safety Appliances Co.	11,825	569,492
Navigant Consulting, Inc. *	46,725	810,679
Nielsen Holdings N.V.	40,100	1,581,544
Quad Graphics, Inc.	35,400	1,236,168
Resources Connection, Inc.	51,960	663,010
Rollins, Inc.	15,122	417,972
Steelcase, Inc., Class A	87,000	1,425,930
Stericycle, Inc. *	12,000	1,394,400
Tetra Tech, Inc. *	26,995	705,379
The Brink’s Co.	53,900	1,692,460
The Corporate Executive Board Co.	15,370	1,120,473
Towers Watson & Co., Class A	13,915	1,597,581
TrueBlue, Inc. *	41,730	1,030,731
UniFirst Corp.	6,205	637,998
Verisk Analytics, Inc., Class A *	18,200	1,247,064
Viad Corp.	20,965	559,766
Waste Connections, Inc.	26,400	1,128,336

		36,907,010

Consumer Durables & Apparel 3.9%
Arctic Cat, Inc.	8,400	440,160
Blyth, Inc. (a)	28,644	395,574
Brunswick Corp.	22,800	1,028,964
Callaway Golf Co.	91,655	772,652
Carter’s, Inc.	14,600	1,009,590
Columbia Sportswear Co.	8,180	546,997
Crocs, Inc. *	34,660	422,159
Deckers Outdoor Corp. *	14,850	1,022,125
Ethan Allen Interiors, Inc.	19,565	521,212
Fossil Group, Inc. *	14,600	1,853,324
G-III Apparel Group Ltd. *	9,500	538,840
Hanesbrands, Inc.	30,100	2,050,412

See financial notes 9

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Helen of Troy Ltd. *	12,730	594,746
JAKKS Pacific, Inc. (a)	57,925	373,037
KB Home	47,400	804,378
La-Z-Boy, Inc.	36,920	852,113
Lennar Corp., Class A	37,500	1,333,125
M.D.C. Holdings, Inc.	18,800	548,772
Meritage Homes Corp. *	10,600	481,134
Michael Kors Holdings Ltd. *	3,400	261,630
NACCO Industries, Inc., Class A	11,040	628,949
Polaris Industries, Inc.	14,700	1,924,965
PulteGroup, Inc.	76,100	1,343,165
PVH Corp.	13,989	1,742,610
Quiksilver, Inc. *	115,600	961,792
Skechers U.S.A., Inc., Class A *	32,545	948,361
Steven Madden Ltd. *	15,522	569,347
Tempur-Pedic International, Inc. *	31,915	1,223,940
The Jones Group, Inc.	135,900	2,111,886
The Ryland Group, Inc.	20,400	820,080
Toll Brothers, Inc. *	42,200	1,387,536
Tupperware Brands Corp.	19,700	1,766,105
Under Armour, Inc., Class A *	8,330	675,979
Wolverine World Wide, Inc.	25,290	1,460,244

		33,415,903

Consumer Services 5.4%
Bally Technologies, Inc. *	15,675	1,146,469
Bob Evans Farms, Inc.	30,255	1,727,258
Boyd Gaming Corp. *	88,500	934,560
Buffalo Wild Wings, Inc. *	3,800	541,804
Burger King Worldwide, Inc.	14,900	315,582
Caesars Entertainment Corp. *	94,100	1,639,222
Capella Education Co. *	4,400	268,048
Career Education Corp. *	347,800	1,905,944
CEC Entertainment, Inc.	25,180	1,167,093
Chipotle Mexican Grill, Inc. *	3,782	1,993,001
Choice Hotels International, Inc. (a)	9,040	421,174
Cracker Barrel Old Country Store, Inc.	15,720	1,727,156
DeVry, Inc. (a)	45,300	1,626,270
DineEquity, Inc.	6,530	535,917
Domino’s Pizza, Inc.	26,900	1,803,914
Dunkin’ Brands Group, Inc.	5,700	271,776
Hillenbrand, Inc.	24,200	682,924
Hyatt Hotels Corp., Class A *	16,800	799,680
International Speedway Corp., Class A	18,750	613,313
ITT Educational Services, Inc. (a)*	67,935	2,725,552
Jack in the Box, Inc. *	40,500	1,647,540
Las Vegas Sands Corp.	26,900	1,888,918
Life Time Fitness, Inc. *	13,985	635,199
Marriott Vacations Worldwide Corp. *	7,300	365,584
Matthews International Corp., Class A	18,715	759,829
Outerwall, Inc. (a)*	11,625	755,392
Panera Bread Co., Class A *	5,875	927,780
Papa John’s International, Inc.	9,110	689,354
Penn National Gaming, Inc. *	28,700	1,679,237
Pinnacle Entertainment, Inc. *	26,475	619,515
Red Robin Gourmet Burgers, Inc. *	9,980	760,276
Regis Corp.	75,800	1,099,100
Ruby Tuesday, Inc. *	101,050	599,227
SeaWorld Entertainment, Inc.	5,800	174,174
Six Flags Entertainment Corp.	16,400	616,804
Sonic Corp. *	73,280	1,414,304
Sotheby’s	17,620	914,478
Steiner Leisure Ltd. *	8,360	468,327
Stewart Enterprises, Inc., Class A	33,940	448,347
Strayer Education, Inc.	20,400	806,412
Texas Roadhouse, Inc.	27,810	762,550
The Cheesecake Factory, Inc.	37,535	1,773,529
The Wendy’s Co.	187,300	1,627,637
Vail Resorts, Inc.	12,360	870,762
Weight Watchers International, Inc.	25,792	828,181

		45,979,113

Diversified Financials 3.3%
Affiliated Managers Group, Inc. *	5,800	1,145,152
American Capital Ltd. *	36,800	515,568
Ares Capital Corp.	52,500	911,925
Cash America International, Inc.	18,205	718,188
CBOE Holdings, Inc.	17,400	843,900
DFC Global Corp. *	14,100	170,610
E*TRADE Financial Corp. *	104,200	1,762,022
Ezcorp, Inc., Class A *	26,100	410,553
Federated Investors, Inc., Class B (a)	71,700	1,944,504
First Cash Financial Services, Inc. *	7,290	440,972
Greenhill & Co., Inc.	14,035	719,996
IntercontinentalExchange, Inc. *	6,900	1,329,837
Investment Technology Group, Inc. *	42,055	673,721
Janus Capital Group, Inc.	193,000	1,904,910
Lazard Ltd., Class A	21,400	827,110
Leucadia National Corp.	35,927	1,018,171
LPL Financial Holdings, Inc.	17,400	708,876
MSCI, Inc. *	35,800	1,459,566
Nelnet, Inc., Class A	13,740	585,736
Raymond James Financial, Inc.	26,700	1,218,855
SEI Investments Co.	57,600	1,911,744
Stifel Financial Corp. *	9,560	391,482
TD Ameritrade Holding Corp.	86,800	2,366,168
The NASDAQ OMX Group, Inc.	49,000	1,736,070
Waddell & Reed Financial, Inc., Class A	23,700	1,463,475
World Acceptance Corp. *	6,660	693,439

		27,872,550

Energy 6.5%
Atwood Oceanics, Inc. *	12,400	658,812
Basic Energy Services, Inc. *	26,885	394,403
Berry Petroleum Co., Class A	18,620	889,105
Bill Barrett Corp. *	33,700	932,479
Bristow Group, Inc.	12,800	1,030,016
Cabot Oil & Gas Corp.	34,900	1,232,668
CARBO Ceramics, Inc. (a)	6,280	787,135
Cloud Peak Energy, Inc. *	42,000	655,620
Comstock Resources, Inc.	30,655	524,507
Concho Resources, Inc. *	8,500	940,185
Crosstex Energy, Inc.	31,400	963,666
Delek US Holdings, Inc.	21,400	546,770
Denbury Resources, Inc. *	94,300	1,790,757
Dresser-Rand Group, Inc. *	27,400	1,665,098
Dril-Quip, Inc. *	7,185	843,663

10 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Energy XXI (Bermuda) Ltd.	19,500	566,670
EXCO Resources, Inc.	96,500	522,065
Exterran Holdings, Inc. *	59,000	1,684,450
Forest Oil Corp. *	215,800	1,022,892
Green Plains Renewable Energy, Inc.	12,600	203,238
GulfMark Offshore, Inc., Class A	10,605	527,917
Helix Energy Solutions Group, Inc. *	65,500	1,549,730
Hercules Offshore, Inc. *	93,700	637,160
Hornbeck Offshore Services, Inc. *	9,180	507,379
ION Geophysical Corp. *	59,905	277,959
Key Energy Services, Inc. *	164,100	1,283,262
Matrix Service Co. *	23,100	480,249
Newpark Resources, Inc. *	45,140	575,535
Nordic American Tankers Ltd. (a)	54,885	447,862
Oceaneering International, Inc.	24,900	2,138,412
Oil States International, Inc. *	20,400	2,216,052
Parker Drilling Co. *	126,410	910,152
PDC Energy, Inc. *	7,355	498,742
Penn Virginia Corp. *	125,600	1,068,856
Pioneer Energy Services Corp. *	56,100	471,240
Quicksilver Resources, Inc. (a)*	247,600	529,864
Range Resources Corp.	17,600	1,332,496
Rosetta Resources, Inc. *	9,810	588,011
SandRidge Energy, Inc. (a)*	169,100	1,072,094
SemGroup Corp., Class A	26,600	1,606,374
Ship Finance International Ltd.	34,800	575,940
SM Energy Co.	20,000	1,772,200
Stone Energy Corp. *	33,100	1,153,866
Superior Energy Services, Inc. *	68,000	1,824,440
Swift Energy Co. *	50,605	694,301
Targa Resources Corp.	10,800	837,648
Teekay Corp.	28,700	1,246,441
TETRA Technologies, Inc. *	68,760	891,817
Tidewater, Inc.	37,400	2,252,228
Ultra Petroleum Corp. *	49,300	905,148
Unit Corp. *	31,200	1,603,992
W&T Offshore, Inc.	32,700	624,243
Western Refining, Inc.	44,600	1,439,242
Whiting Petroleum Corp. *	29,900	2,000,011
Willbros Group, Inc. *	59,500	580,720

		54,975,782

Food & Staples Retailing 1.0%
PriceSmart, Inc.	4,340	493,849
Rite Aid Corp. *	373,200	1,989,156
Roundy’s, Inc.	49,500	460,350
Susser Holdings Corp. *	12,400	680,016
The Andersons, Inc.	15,525	1,151,644
The Fresh Market, Inc. *	4,000	203,640
The Pantry, Inc. *	110,800	1,483,612
United Natural Foods, Inc. *	26,900	1,922,005

		8,384,272

Food, Beverage & Tobacco 2.0%
B&G Foods, Inc.	12,800	433,280
Cal-Maine Foods, Inc.	10,300	522,519
Chiquita Brands International, Inc. *	124,000	1,283,400
Darling International, Inc. *	25,520	593,851
Flowers Foods, Inc.	71,050	1,800,407
Fresh Del Monte Produce, Inc.	46,600	1,239,094
Green Mountain Coffee Roasters, Inc. (a)*	8,480	532,629
J&J Snack Foods Corp.	5,935	507,858
Lancaster Colony Corp.	11,265	934,882
Monster Beverage Corp. *	19,110	1,093,665
Pilgrim’s Pride Corp. *	35,000	495,950
Post Holdings, Inc. *	19,700	846,115
Sanderson Farms, Inc.	18,200	1,150,422
Seaboard Corp.	202	551,460
Snyders-Lance, Inc.	18,860	565,612
The Hain Celestial Group, Inc. *	7,670	638,374
TreeHouse Foods, Inc. *	12,385	907,325
Universal Corp.	29,100	1,543,173
Vector Group Ltd.	34,007	549,893
WhiteWave Foods Co., Class A *	19,100	382,191

		16,572,100

Health Care Equipment & Services 4.2%
Alere, Inc. *	37,200	1,254,756
Allscripts Healthcare Solutions, Inc. *	15,000	207,450
Amedisys, Inc. *	67,670	1,101,668
AmSurg Corp. *	17,725	760,225
Analogic Corp.	4,965	457,922
Brookdale Senior Living, Inc. *	36,800	996,544
Catamaran Corp. *	15,300	718,488
Centene Corp. *	27,200	1,527,552
Cerner Corp. *	32,800	1,837,784
Chemed Corp. (a)	15,795	1,071,217
CONMED Corp.	14,395	522,107
Edwards Lifesciences Corp. *	15,200	990,888
Gentiva Health Services, Inc. *	42,825	490,346
Greatbatch, Inc. *	5,300	202,036
Haemonetics Corp. *	17,100	693,576
Hanger, Inc. *	12,200	447,740
HealthSouth Corp.	21,300	747,843
Healthways, Inc. *	38,760	373,259
Hill-Rom Holdings, Inc.	39,900	1,647,471
Hologic, Inc. *	61,800	1,383,702
IDEXX Laboratories, Inc. *	14,400	1,553,184
Integra LifeSciences Holdings Corp. *	9,420	431,248
Intuitive Surgical, Inc. *	2,908	1,080,322
Invacare Corp.	54,365	1,167,216
Kindred Healthcare, Inc.	140,100	1,944,588
Masimo Corp.	18,900	484,218
MEDNAX, Inc. *	13,600	1,482,672
Molina Healthcare, Inc. *	23,757	751,671
MWI Veterinary Supply, Inc. *	3,400	539,376
PharMerica Corp. *	54,140	799,106
ResMed, Inc. (a)	21,140	1,093,784
Select Medical Holdings Corp.	22,100	187,408
Sirona Dental Systems, Inc. *	8,090	584,502
STERIS Corp.	33,200	1,500,308
Teleflex, Inc.	18,800	1,732,984
The Cooper Cos., Inc.	8,100	1,046,601
VCA Antech, Inc. *	39,700	1,129,465
West Pharmaceutical Services, Inc.	23,880	1,154,598

		36,095,825

See financial notes 11

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 0.5%
Central Garden & Pet Co., Class A *	93,130	685,437
Elizabeth Arden, Inc. *	10,570	382,528
Nu Skin Enterprises, Inc., Class A	19,120	2,235,702
Spectrum Brands Holdings, Inc.	8,200	540,544
WD-40 Co.	6,515	472,272

		4,316,483

Insurance 4.2%
Alleghany Corp. *	2,700	1,094,634
American Equity Investment Life Holding Co.	37,115	773,477
Argo Group International Holdings Ltd.	17,004	713,828
Arthur J. Gallagher & Co.	40,300	1,912,235
Aspen Insurance Holdings Ltd.	55,800	2,176,758
Assured Guaranty Ltd.	29,600	606,800
Brown & Brown, Inc.	33,100	1,056,883
CNO Financial Group, Inc.	137,800	2,146,924
First American Financial Corp.	65,400	1,691,244
Horace Mann Educators Corp.	17,490	484,473
Infinity Property & Casualty Corp.	14,465	992,010
Kemper Corp.	55,800	2,065,716
Markel Corp. *	3,382	1,791,344
Mercury General Corp.	21,200	987,072
Montpelier Re Holdings Ltd.	30,400	839,344
Old Republic International Corp.	137,300	2,305,267
Primerica, Inc.	46,000	1,975,700
ProAssurance Corp.	20,100	910,932
Protective Life Corp.	48,100	2,216,448
RLI Corp.	13,300	1,256,584
Safety Insurance Group, Inc.	9,305	508,890
Selective Insurance Group, Inc.	37,800	993,006
StanCorp Financial Group, Inc.	36,300	2,138,070
Stewart Information Services Corp.	8,100	253,692
Symetra Financial Corp.	28,700	537,551
The Hanover Insurance Group, Inc.	32,800	1,920,112
Tower Group International Ltd.	34,629	125,703
Validus Holdings Ltd.	41,327	1,631,590

		36,106,287

Materials 5.9%
A. Schulman, Inc.	29,133	964,885
A.M. Castle & Co. *	24,678	353,142
AK Steel Holding Corp. (a)*	397,600	1,749,440
AMCOL International Corp.	14,620	469,010
Axiall Corp.	19,624	763,177
Cabot Corp.	42,000	1,957,620
Carpenter Technology Corp.	24,000	1,423,920
Century Aluminum Co. *	65,100	565,068
Chemtura Corp. *	56,100	1,374,450
Clearwater Paper Corp. *	11,360	593,219
Coeur Mining, Inc. *	18,300	223,443
Compass Minerals International, Inc.	11,530	858,639
Crown Holdings, Inc. *	44,400	1,935,840
Eagle Materials, Inc.	11,070	830,361
Ferro Corp. *	160,230	2,055,751
Graphic Packaging Holding Co. *	90,100	756,840
Greif, Inc., Class A	24,100	1,289,109
H.B. Fuller Co.	29,780	1,425,569
Hecla Mining Co. (a)	56,500	176,280
Innophos Holdings, Inc.	12,850	644,042
Innospec, Inc.	9,980	459,679
Kaiser Aluminum Corp.	13,880	936,206
KapStone Paper & Packaging Corp.	12,400	644,304
Koppers Holdings, Inc.	10,260	456,673
Kraton Performance Polymers, Inc. *	24,800	527,496
Louisiana-Pacific Corp. *	35,500	603,855
Materion Corp.	16,460	490,673
Minerals Technologies, Inc.	21,420	1,213,015
Myers Industries, Inc.	27,605	491,921
NewMarket Corp.	3,195	994,795
Olin Corp.	49,400	1,111,994
OM Group, Inc. *	31,800	1,081,200
P.H. Glatfelter Co.	32,345	847,439
PolyOne Corp.	29,500	893,850
Resolute Forest Products *	90,200	1,442,298
Rock-Tenn Co., Class A	16,600	1,776,366
Rockwood Holdings, Inc.	24,400	1,543,300
RTI International Metals, Inc. *	13,280	450,192
Schnitzer Steel Industries, Inc., Class A	64,010	1,858,850
Schweitzer-Mauduit International, Inc.	12,772	790,331
Sensient Technologies Corp.	25,300	1,318,889
Silgan Holdings, Inc.	25,000	1,126,750
Stepan Co.	9,530	561,031
Stillwater Mining Co. *	38,070	415,344
SunCoke Energy, Inc. *	36,000	720,000
The Scotts Miracle-Gro Co., Class A	32,200	1,890,784
Tredegar Corp.	16,475	481,399
W.R. Grace & Co. *	8,400	769,944
Walter Energy, Inc. (a)	60,700	964,523
Wausau Paper Corp.	41,910	490,347
Westlake Chemical Corp.	5,900	633,778
Worthington Industries, Inc.	38,100	1,544,574

		49,941,605

Media 2.4%
AMC Networks, Inc., Class A *	6,800	476,612
Belo Corp., Class A	59,500	816,935
Cinemark Holdings, Inc.	49,000	1,607,690
Dex Media, Inc. *	68,900	465,075
DreamWorks Animation SKG, Inc., Class A *	52,300	1,790,752
John Wiley & Sons, Inc., Class A	23,000	1,156,670
Lamar Advertising Co., Class A *	41,400	1,892,394
Lions Gate Entertainment Corp. *	6,200	214,396
Live Nation Entertainment, Inc. *	67,900	1,319,976
Meredith Corp.	27,000	1,385,100
National CineMedia, Inc.	27,100	474,792
Regal Entertainment Group, Class A	68,900	1,309,789
Scholastic Corp.	42,000	1,204,980
Scripps Networks Interactive, Class A	21,500	1,730,750
Sinclair Broadcast Group, Inc., Class A	22,319	715,547
Sirius XM Radio, Inc.	50,000	188,500
The E.W. Scripps Co., Class A *	44,600	883,972

12 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Madison Square Garden Co., Class A *	10,200	617,304
The New York Times Co., Class A	112,300	1,553,109
Valassis Communications, Inc. (a)	31,200	853,632

		20,657,975

Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Alexion Pharmaceuticals, Inc. *	1,900	233,605
Bio-Rad Laboratories, Inc., Class A *	7,200	889,344
Bruker Corp. *	11,100	226,995
Cambrex Corp. *	20,700	348,174
Charles River Laboratories International, Inc. *	34,900	1,717,429
Covance, Inc. *	24,600	2,195,796
Cubist Pharmaceuticals, Inc. *	7,240	448,880
Endo Health Solutions, Inc. *	51,800	2,265,214
Illumina, Inc. *	10,060	940,711
Impax Laboratories, Inc. *	26,000	526,760
Myriad Genetics, Inc. (a)*	6,300	153,594
PAREXEL International Corp. *	11,620	531,150
PDL Biopharma, Inc. (a)	91,050	736,595
PerkinElmer, Inc.	48,100	1,829,724
Perrigo Co.	11,400	1,571,946
QIAGEN N.V. *	44,800	1,037,568
Techne Corp.	9,165	800,929
United Therapeutics Corp. *	2,400	212,448
ViroPharma, Inc. *	17,060	662,269
Zoetis, Inc.	11,700	370,422

		17,699,553

Real Estate 7.5%
Alexandria Real Estate Equities, Inc.	14,000	920,920
American Campus Communities, Inc.	11,660	402,970
American Capital Agency Corp.	29,800	647,256
Anworth Mortgage Asset Corp.	93,255	457,882
Ashford Hospitality Trust	33,485	437,314
BioMed Realty Trust, Inc.	39,100	778,872
Brandywine Realty Trust	78,800	1,121,324
BRE Properties, Inc.	16,300	890,143
Camden Property Trust	17,900	1,149,180
Capstead Mortgage Corp.	50,050	592,091
CBL & Associates Properties, Inc.	50,600	1,002,386
CBRE Group, Inc., Class A *	61,900	1,437,937
Chimera Investment Corp.	334,200	1,012,626
CommonWealth REIT	65,700	1,601,109
Corporate Office Properties Trust	32,200	792,120
Corrections Corp. of America	45,828	1,695,636
Cousins Properties, Inc.	33,783	382,761
CYS Investments, Inc.	29,500	250,455
DCT Industrial Trust, Inc.	79,500	616,125
DDR Corp.	70,600	1,196,670
DiamondRock Hospitality Co.	73,600	838,304
Digital Realty Trust, Inc. (a)	18,100	862,646
Douglas Emmett, Inc.	32,000	797,760
Duke Realty Corp.	113,800	1,885,666
EastGroup Properties, Inc.	6,950	442,437
EPR Properties	14,100	724,317
Equity Lifestyle Properties, Inc.	9,740	370,023
Essex Property Trust, Inc.	6,000	966,000
Extra Space Storage, Inc.	11,265	518,077
Federal Realty Investment Trust	12,100	1,253,560
Forest City Enterprises, Inc., Class A *	22,200	449,772
General Growth Properties, Inc.	87,900	1,866,117
Glimcher Realty Trust	33,825	346,706
Hatteras Financial Corp.	28,500	518,700
Healthcare Realty Trust, Inc.	21,800	523,418
Highwoods Properties, Inc.	25,100	968,860
Home Properties, Inc.	13,800	832,278
HomeBanc Corp. (b)(c)*	6,875	—
Inland Real Estate Corp.	37,530	401,196
Invesco Mortgage Capital, Inc.	15,200	234,840
iStar Financial, Inc. *	123,500	1,559,805
Jones Lang LaSalle, Inc.	17,800	1,694,560
Kilroy Realty Corp.	12,400	659,184
LaSalle Hotel Properties	25,640	796,122
Lexington Realty Trust	58,400	683,280
Liberty Property Trust	39,700	1,476,443
Mack-Cali Realty Corp.	58,600	1,204,816
MFA Financial, Inc.	117,500	870,675
Mid-America Apartment Communities, Inc.	23,121	1,535,234
National Retail Properties, Inc.	17,200	591,680
NorthStar Realty Finance Corp.	57,632	537,707
Omega Healthcare Investors, Inc.	18,290	607,960
Pennsylvania Real Estate Investment Trust	28,900	523,957
Piedmont Office Realty Trust, Inc., Class A	86,000	1,589,280
Post Properties, Inc.	9,920	453,741
Potlatch Corp.	24,600	1,004,418
PS Business Parks, Inc.	5,450	444,121
RAIT Financial Trust	60,920	459,946
Realty Income Corp.	20,400	849,660
Redwood Trust, Inc.	38,100	667,512
Regency Centers Corp.	23,400	1,208,844
Retail Properties of America, Inc., Class A	21,300	304,803
RLJ Lodging Trust	10,600	267,756
Ryman Hospitality Properties, Inc.	6,100	225,151
Sabra Health Care REIT, Inc.	12,100	325,490
Senior Housing Properties Trust	31,400	773,696
SL Green Realty Corp.	13,700	1,295,609
Sovran Self Storage, Inc.	6,470	494,890
Starwood Property Trust, Inc.	8,900	228,641
Sun Communities, Inc.	7,555	336,726
Sunstone Hotel Investors, Inc.	51,500	682,375
Tanger Factory Outlet Centers, Inc.	15,080	525,538
Taubman Centers, Inc.	11,900	782,901
The Geo Group, Inc.	19,236	678,454
The Macerich Co.	26,100	1,545,381
UDR, Inc.	55,400	1,374,474
Washington Real Estate Investment Trust	24,900	652,629
Weingarten Realty Investors	41,900	1,329,487
WP Carey, Inc.	4,500	299,745

		63,729,145

Retailing 5.6%
Aeropostale, Inc. (a)*	107,500	998,675
ANN, Inc. *	51,500	1,821,040

See financial notes 13

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Asbury Automotive Group, Inc. *	19,800	951,390
Ascena Retail Group, Inc. *	50,500	999,395
Barnes & Noble, Inc. *	66,700	942,471
Brown Shoe Co., Inc.	43,742	981,570
Cabela’s, Inc. *	9,800	581,336
Chico’s FAS, Inc.	87,600	1,502,340
DSW, Inc., Class A	8,568	751,157
Express, Inc. *	29,400	682,374
Fred’s, Inc., Class A	70,770	1,146,474
Genesco, Inc. *	15,900	1,082,949
GNC Holdings, Inc., Class A	16,300	958,766
Group 1 Automotive, Inc.	25,600	1,638,400
Guess?, Inc.	53,400	1,668,750
hhgregg, Inc. *	10,300	159,753
Hibbett Sports, Inc. *	9,685	564,926
HSN, Inc.	13,000	681,200
Jos. A. Bank Clothiers, Inc. *	14,085	675,798
Lithia Motors, Inc., Class A	12,535	787,825
LKQ Corp. *	50,300	1,661,409
Lumber Liquidators Holdings, Inc. *	1,900	216,961
Monro Muffler Brake, Inc. (a)	10,740	494,040
Netflix, Inc. *	4,200	1,354,416
Nutrisystem, Inc.	80,330	1,510,204
Office Depot, Inc. *	482,800	2,698,852
OfficeMax, Inc.	118,200	1,770,636
Penske Automotive Group, Inc.	37,000	1,465,940
Pier 1 Imports, Inc.	23,685	494,543
Pool Corp.	15,580	847,240
Saks, Inc. *	110,500	1,766,895
Sally Beauty Holdings, Inc. *	18,965	499,159
Sears Hometown and Outlet Stores, Inc. *	7,100	197,806
Select Comfort Corp. *	17,170	314,554
Sonic Automotive, Inc., Class A	46,000	1,024,880
Stage Stores, Inc.	39,455	814,746
The Bon-Ton Stores, Inc. (a)	13,100	149,995
The Buckle, Inc.	14,822	725,389
The Cato Corp., Class A	23,195	695,154
The Children’s Place Retail Stores, Inc. *	25,360	1,384,402
The Finish Line, Inc., Class A	45,152	1,130,606
The Men’s Wearhouse, Inc.	50,000	2,115,000
The Pep Boys - Manny, Moe & Jack *	57,715	746,832
The Wet Seal, Inc., Class A *	115,160	381,180
TripAdvisor, Inc. *	6,800	562,428
Ulta Salon, Cosmetics & Fragrance, Inc. *	7,500	966,375
Urban Outfitters, Inc. *	38,800	1,469,744
Vitamin Shoppe, Inc. *	8,500	398,735

		47,434,710

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc. (a)*	508,900	1,699,726
Amkor Technology, Inc. *	160,300	851,193
Atmel Corp. *	209,500	1,525,160
ATMI, Inc. *	19,015	519,870
Avago Technologies Ltd.	42,600	1,935,318
Brooks Automation, Inc.	58,890	567,699
Cabot Microelectronics Corp. *	12,130	495,996
Cirrus Logic, Inc. *	18,035	404,525
Cree, Inc. *	13,700	832,275
Cypress Semiconductor Corp. *	83,305	773,070
Diodes, Inc. *	7,200	174,384
Entegris, Inc. *	76,345	790,171
Fairchild Semiconductor International, Inc. *	81,300	1,030,071
First Solar, Inc. (a)*	32,600	1,638,802
GT Advanced Technologies, Inc. *	160,700	1,205,250
Hittite Microwave Corp. *	3,000	191,670
Integrated Device Technology, Inc. *	128,780	1,370,219
International Rectifier Corp. *	34,900	908,796
Intersil Corp., Class A	156,200	1,743,192
Micrel, Inc.	35,350	325,220
Microsemi Corp. *	16,945	425,828
MKS Instruments, Inc.	29,150	864,006
OmniVision Technologies, Inc. *	32,280	452,243
ON Semiconductor Corp. *	185,600	1,310,336
Photronics, Inc. *	55,725	468,090
PMC-Sierra, Inc. *	73,225	429,831
RF Micro Devices, Inc. *	129,345	679,061
Semtech Corp. *	13,805	429,473
Silicon Laboratories, Inc. *	24,490	984,988
Skyworks Solutions, Inc. *	36,500	940,970
Spansion, Inc., Class A *	39,000	466,830
SunEdison, Inc. *	343,600	3,195,480
Synaptics, Inc. *	12,005	558,232
Teradyne, Inc. *	72,500	1,268,025
Tessera Technologies, Inc.	21,990	418,250
TriQuint Semiconductor, Inc. *	91,560	726,071
Veeco Instruments, Inc. *	13,160	384,404

		32,984,725

Software & Services 6.0%
Activision Blizzard, Inc.	99,400	1,654,016
Acxiom Corp. *	50,815	1,688,582
Akamai Technologies, Inc. *	27,900	1,248,246
ANSYS, Inc. *	8,400	734,580
CACI International, Inc., Class A *	22,800	1,641,144
Cadence Design Systems, Inc. *	33,300	431,901
Compuware Corp.	169,100	1,805,988
Convergys Corp.	106,500	2,102,310
CSG Systems International, Inc.	33,545	934,564
Digital River, Inc. *	14,900	265,816
EarthLink, Inc.	181,075	916,239
Electronic Arts, Inc. *	69,600	1,827,000
Equinix, Inc. *	4,000	645,920
Euronet Worldwide, Inc. *	16,895	733,243
Facebook, Inc., Class A *	20,300	1,020,278
FactSet Research Systems, Inc.	12,365	1,347,043
Fair Isaac Corp.	25,705	1,472,382
FleetCor Technologies, Inc. *	2,000	230,700
Gartner, Inc. *	15,700	925,515
Genpact Ltd. *	33,450	663,314
Global Cash Access Holdings, Inc. *	52,735	437,701
Global Payments, Inc.	23,900	1,421,572
Heartland Payment Systems, Inc.	18,365	742,864
Informatica Corp. *	11,355	438,303
j2 Global, Inc.	10,485	576,465
Jack Henry & Associates, Inc.	21,080	1,151,179
Lender Processing Services, Inc.	62,200	2,147,144
Manhattan Associates, Inc. *	6,095	649,178

14 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ManTech International Corp., Class A	29,000	810,260
MAXIMUS, Inc.	20,780	1,006,791
Mentor Graphics Corp.	21,820	481,786
MICROS Systems, Inc. *	17,340	940,695
MicroStrategy, Inc., Class A *	4,128	503,575
Monster Worldwide, Inc. *	211,900	915,408
NeuStar, Inc., Class A *	17,375	797,860
Nuance Communications, Inc. *	27,500	427,900
Progress Software Corp. *	22,425	582,153
PTC, Inc. *	28,540	791,129
Rackspace Hosting, Inc. *	8,720	446,726
Red Hat, Inc. *	12,100	523,567
Rovi Corp. *	21,869	366,524
Salesforce.com, Inc. *	14,798	789,621
Sapient Corp. *	37,380	590,978
Solera Holdings, Inc.	8,660	486,865
Sykes Enterprises, Inc. *	32,655	611,302
Synopsys, Inc. *	31,300	1,140,885
Take-Two Interactive Software, Inc. *	37,255	667,237
TeleTech Holdings, Inc. *	18,410	487,313
TIBCO Software, Inc. *	47,730	1,172,249
Unisys Corp. *	40,500	1,067,175
United Online, Inc. *	116,127	1,003,337
ValueClick, Inc. *	32,580	625,862
VeriFone Systems, Inc. *	10,600	240,196
Verisign, Inc. *	42,300	2,296,044
VistaPrint N.V. (a)*	9,120	492,936
VMware, Inc., Class A *	2,500	203,200
WEX, Inc. *	6,000	560,100

		50,882,861

Technology Hardware & Equipment 4.7%
ADTRAN, Inc.	40,545	951,997
ARRIS Group, Inc. *	53,305	952,027
Belden, Inc.	15,440	1,038,494
Benchmark Electronics, Inc. *	82,900	1,884,317
Brocade Communications Systems, Inc. *	204,800	1,642,496
Cognex Corp.	18,930	591,563
Coherent, Inc.	11,940	790,309
Comtech Telecommunications Corp.	20,770	623,515
Diebold, Inc.	55,100	1,650,796
Dolby Laboratories, Inc., Class A (a)	15,700	561,118
EchoStar Corp., Class A *	16,900	810,524
Electronics for Imaging, Inc. *	22,502	772,044
Emulex Corp. *	76,565	576,535
F5 Networks, Inc. *	11,140	908,021
FEI Co.	5,520	491,722
Finisar Corp. *	27,230	626,562
FLIR Systems, Inc.	49,100	1,398,368
Gerber Scientific, Inc. (a)(b)(c)	19,700	—
Insight Enterprises, Inc. *	68,900	1,451,723
InterDigital, Inc.	15,200	589,000
Itron, Inc. *	24,000	1,024,080
JDS Uniphase Corp. *	58,000	759,220
Littelfuse, Inc.	6,645	565,024
MTS Systems Corp.	7,480	488,594
National Instruments Corp.	24,742	718,755
NCR Corp. *	57,800	2,112,590
NETGEAR, Inc. *	15,050	432,838
OSI Systems, Inc. *	2,600	189,384
Plantronics, Inc.	16,310	700,351
Plexus Corp. *	37,180	1,423,250
Polycom, Inc. *	96,140	999,856
QLogic Corp. *	145,280	1,794,208
Rofin-Sinar Technologies, Inc. *	19,510	512,138
Sanmina Corp. *	111,500	1,623,440
ScanSource, Inc. *	30,040	1,155,338
SYNNEX Corp. *	41,200	2,525,560
Tellabs, Inc.	775,800	1,892,952
Trimble Navigation Ltd. *	34,500	985,665
ViaSat, Inc. *	7,115	470,444
Zebra Technologies Corp., Class A *	28,820	1,392,294

		40,077,112

Telecommunication Services 1.0%
Cincinnati Bell, Inc. *	243,300	695,838
Consolidated Communications Holdings, Inc.	31,914	594,558
Intelsat S.A. *	9,400	191,666
Leap Wireless International, Inc. *	100,400	1,616,440
Level 3 Communications, Inc. *	50,600	1,545,830
NTELOS Holdings Corp.	26,920	512,557
SBA Communications Corp., Class A *	10,105	883,884
T-Mobile US, Inc. *	12,700	352,171
tw telecom, Inc. *	35,400	1,115,808
United States Cellular Corp.	13,600	658,240

		8,166,992

Transportation 4.8%
Alaska Air Group, Inc.	24,300	1,717,038
Allegiant Travel Co.	2,000	208,540
AMERCO	3,200	646,176
Arkansas Best Corp.	61,340	1,678,876
Atlas Air Worldwide Holdings, Inc. *	18,400	681,352
Con-way, Inc.	46,900	1,932,280
Copa Holdings S.A., Class A	6,600	986,964
Delta Air Lines, Inc.	187,500	4,946,250
Forward Air Corp.	13,325	539,396
Genesee & Wyoming, Inc., Class A *	4,765	475,738
Hawaiian Holdings, Inc. (a)*	54,640	450,780
Heartland Express, Inc.	35,965	516,457
Hub Group, Inc., Class A *	26,210	962,693
JetBlue Airways Corp. *	176,500	1,251,385
Kansas City Southern	14,800	1,798,496
Kirby Corp. *	14,900	1,318,501
Knight Transportation, Inc.	40,325	684,315
Landstar System, Inc.	26,270	1,452,468
Matson, Inc.	43,500	1,178,415
Old Dominion Freight Line, Inc. *	19,175	899,308
Republic Airways Holdings, Inc. *	95,600	1,126,168
Saia, Inc. *	17,350	564,396
SkyWest, Inc.	119,900	1,803,296
Southwest Airlines Co.	310,800	5,351,976
Swift Transportation Co. *	36,200	788,798
United Continental Holdings, Inc. *	83,200	2,824,640
US Airways Group, Inc. *	55,200	1,212,744
Uti Worldwide, Inc.	101,300	1,539,760

See financial notes 15

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Werner Enterprises, Inc.	48,600	1,125,576

		40,662,782

Utilities 3.2%
ALLETE, Inc.	18,000	909,540
American States Water Co.	13,030	371,094
Aqua America, Inc.	45,375	1,142,543
Atlantic Power Corp. (a)	103,300	463,817
Avista Corp.	40,300	1,119,937
Black Hills Corp.	20,600	1,044,832
California Water Service Group	21,080	459,544
Cleco Corp.	23,200	1,075,088
El Paso Electric Co.	24,390	857,796
Hawaiian Electric Industries, Inc.	56,300	1,495,891
IDACORP, Inc.	22,400	1,155,840
ITC Holdings Corp.	10,300	1,036,077
MGE Energy, Inc.	10,000	563,100
New Jersey Resources Corp.	28,600	1,316,458
Northwest Natural Gas Co.	19,005	825,387
NorthWestern Corp.	23,200	1,063,488
Otter Tail Corp.	25,080	748,136
Piedmont Natural Gas Co., Inc.	42,700	1,457,778
PNM Resources, Inc.	56,000	1,339,520
Portland General Electric Co.	51,300	1,472,310
South Jersey Industries, Inc.	11,640	693,162
Southwest Gas Corp.	28,400	1,540,984
The Empire District Electric Co.	28,710	645,688
The Laclede Group, Inc.	19,140	900,920
UIL Holdings Corp.	21,800	839,736
UNS Energy Corp.	24,500	1,212,260
WGL Holdings, Inc.	36,400	1,638,364

		27,389,290

Total Common Stock
(Cost $612,399,768)		839,594,596

Rights 0.0% of net assets

Consumer Services 0.0%
Caesars Entertainment Corp. (a)(b)*	94,100	—

Total Rights
(Cost $—)		—

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (f)	7,423,228	7,423,228

Total Other Investment Company
(Cost $7,423,228)		7,423,228

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (d)(e)	715,000	714,995

Total Short-Term Investment
(Cost $714,995)		714,995

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 2.3% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (f)	19,735,329	19,735,329

Total Collateral Invested for Securities on Loan
(Cost $19,735,329)		19,735,329

End of Collateral Invested for Securities on Loan

At 10/31/13 tax basis cost of the fund’s investments was $624,073,694 and the unrealized appreciation and depreciation were $235,087,813 and ($11,428,688), respectively, with a net unrealized appreciation of $223,659,125.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $19,952,900.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	75	8,233,500	224,557

16 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.2%	Common Stock	481,759,721	627,407,931
0.4%	Preferred Stock	1,388,645	2,631,669
0.0%	Rights	176,884	185,237
0.0%	Other Investment Company	4,656	6,588
2.1%	Short-Term Investments	13,393,244	13,393,244

99.7%	Total Investments	496,723,150	643,624,669
0.7%	Collateral Invested for Securities on Loan	4,663,448	4,663,448
(0.4%)	Other Assets and Liabilities, Net		(2,493,360)

100.0%	Total Net Assets		645,794,757

	Number	Value
Security	of Shares	($)

Common Stock 97.2% of net assets

Australia 4.6%

Banks 1.3%
Australia & New Zealand Banking Group Ltd.	61,316	1,962,134
Commonwealth Bank of Australia	29,112	2,096,137
National Australia Bank Ltd.	63,645	2,127,069
Westpac Banking Corp.	60,146	1,952,769

		8,138,109

Capital Goods 0.1%
CSR Ltd.	65,468	154,566
Leighton Holdings Ltd.	9,023	152,857
UGL Ltd.	13,591	94,518

		401,941

Commercial & Professional Supplies 0.1%
Brambles Ltd.	58,436	512,994
Downer EDI Ltd.	36,336	168,817

		681,811

Consumer Services 0.1%
Crown Ltd.	12,932	206,166
TABCORP Holdings Ltd.	104,704	356,127
Tatts Group Ltd.	69,172	205,391

		767,684

Diversified Financials 0.1%
BGP Holdings plc (a)(b)	453,854	—
Macquarie Group Ltd.	11,006	529,384

		529,384

Energy 0.3%
Caltex Australia Ltd.	15,167	265,015
Origin Energy Ltd.	30,060	415,563
Santos Ltd.	19,891	284,680
Woodside Petroleum Ltd.	13,427	492,233
WorleyParsons Ltd.	6,946	144,643

		1,602,134

Food & Staples Retailing 0.5%
Metcash Ltd.	78,654	248,910
Wesfarmers Ltd. *	42,283	1,715,800
Woolworths Ltd.	46,292	1,526,545

		3,491,255

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	15,119	184,243

Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	10,872	165,963

Insurance 0.4%
AMP Ltd.	81,380	364,659
Insurance Australia Group Ltd.	55,304	322,970
QBE Insurance Group Ltd.	55,296	774,381
Suncorp Group Ltd.	67,236	847,805

		2,309,815

Materials 1.1%
Amcor Ltd.	36,628	375,231
Arrium Ltd.	306,732	400,766
BHP Billiton Ltd.	111,359	3,936,917
BlueScope Steel Ltd. *	86,990	410,321
Boral Ltd.	47,678	222,471
Incitec Pivot Ltd.	59,773	150,384
Newcrest Mining Ltd.	15,839	153,586
Orica Ltd.	15,275	304,099
Rio Tinto Ltd.	18,185	1,094,231
Sims Metal Management Ltd. *	26,583	251,801

		7,299,807

Media 0.0%
Fairfax Media Ltd.	279,941	159,839

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	6,665	438,123

Real Estate 0.2%
Lend Lease Group	25,742	277,599
Mirvac Group	87,621	144,045
Stockland	81,797	310,021
Westfield Group	56,584	579,052

		1,310,717

Telecommunication Services 0.2%
Telstra Corp., Ltd.	200,314	980,191

Transportation 0.1%
Asciano Ltd.	34,469	189,299
Qantas Airways Ltd. *	151,620	178,254
Sydney Airport	39,034	154,591
Toll Holdings Ltd.	45,356	247,091

		769,235

See financial notes 17

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.0%
AGL Energy Ltd.	15,880	234,589

		29,464,840

Austria 0.4%

Banks 0.1%
Erste Group Bank AG	22,666	795,798

Capital Goods 0.1%
Andritz AG	2,134	131,416
Wienerberger AG	14,534	252,106

		383,522

Energy 0.1%
OMV AG	13,693	653,192

Materials 0.1%
Voestalpine AG	10,567	498,504

Telecommunication Services 0.0%
Telekom Austria AG	33,732	277,304

		2,608,320

Belgium 0.9%

Banks 0.1%
KBC GROEP N.V.	10,187	555,003

Food & Staples Retailing 0.2%
Colruyt S.A.	3,097	172,774
Delhaize Group S.A.	18,194	1,161,949

		1,334,723

Food, Beverage & Tobacco 0.2%
Anheuser-Busch InBev N.V.	14,068	1,458,339

Insurance 0.1%
Ageas	13,974	593,815

Materials 0.2%
Bekaert N.V.	6,394	267,735
Solvay S.A.	2,576	402,791
Umicore S.A.	7,658	364,666

		1,035,192

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	3,239	212,614

Telecommunication Services 0.1%
Belgacom S.A.	14,319	391,790

		5,581,476

Canada 5.8%

Automobiles & Components 0.2%
Magna International, Inc.	15,334	1,298,754

Banks 1.2%
Bank of Montreal (c)	16,849	1,173,524
Bank of Nova Scotia	25,234	1,534,152
Canadian Imperial Bank of Commerce	10,161	864,414
National Bank of Canada	4,151	360,219
Royal Bank of Canada	33,974	2,281,551
The Toronto-Dominion Bank	18,783	1,722,923

		7,936,783

Capital Goods 0.1%
Bombardier, Inc., Class B	76,768	348,996
Finning International, Inc.	8,080	186,297
SNC-Lavalin Group, Inc.	3,800	159,668

		694,961

Consumer Services 0.0%
Tim Hortons, Inc.	3,354	200,214

Diversified Financials 0.1%
IGM Financial, Inc.	3,861	186,042
Onex Corp.	4,543	240,036

		426,078

Energy 1.7%
ARC Resources Ltd.	7,942	210,842
Baytex Energy Corp. (c)	3,333	139,119
Bonavista Energy Corp. (c)	8,800	101,534
Cameco Corp.	9,596	182,137
Canadian Natural Resources Ltd.	34,890	1,107,284
Canadian Oil Sands Ltd.	28,894	563,110
Cenovus Energy, Inc.	27,277	810,475
Crescent Point Energy Corp.	4,876	189,353
Enbridge, Inc.	13,927	603,750
Encana Corp.	105,616	1,892,204
Enerplus Corp.	16,282	280,932
Husky Energy, Inc.	15,465	439,632
Imperial Oil Ltd.	12,022	524,972
Pengrowth Energy Corp.	44,852	288,216
Penn West Petroleum Ltd.	44,955	501,871
Suncor Energy, Inc.	45,047	1,637,012
Talisman Energy, Inc.	67,075	836,307
TransCanada Corp.	20,089	905,368

		11,214,118

Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., Class B	6,731	455,899
Empire Co., Ltd, Class A	2,925	215,395
George Weston Ltd.	3,705	301,830
Loblaw Cos., Ltd.	6,782	310,203
Metro, Inc.	6,209	388,446
Shoppers Drug Mart Corp.	9,644	563,480

		2,235,253

Food, Beverage & Tobacco 0.0%
Saputo, Inc.	3,600	178,127

Insurance 0.5%
Fairfax Financial Holdings Ltd.	756	329,909
Great-West Lifeco, Inc.	7,420	229,507
Intact Financial Corp.	3,445	214,864
Manulife Financial Corp.	59,189	1,048,502
Power Corp. of Canada	20,835	613,870
Power Financial Corp.	9,706	319,391
Sun Life Financial, Inc.	17,873	602,024

		3,358,067

Materials 0.5%
Agrium, Inc.	4,163	355,351
Barrick Gold Corp.	37,023	720,114
First Quantum Minerals Ltd.	10,986	208,414
Goldcorp, Inc.	11,214	285,661
Kinross Gold Corp.	31,236	158,779
Potash Corp. of Saskatchewan, Inc.	23,416	727,644

18 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Teck Resources Ltd., Class B	19,824	530,465
Yamana Gold, Inc.	8,300	82,311

		3,068,739

Media 0.0%
Shaw Communications, Inc., Class B	9,394	224,703

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Valeant Pharmaceuticals International, Inc. *	2,400	253,546

Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	18,919	749,030

Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	3,519	326,638
RONA, Inc.	18,007	211,044

		537,682

Software & Services 0.1%
CGI Group, Inc., Class A *	8,217	275,673

Technology Hardware & Equipment 0.1%
Blackberry Ltd. (c)*	59,810	472,101
Celestica, Inc. *	21,212	232,943

		705,044

Telecommunication Services 0.3%
BCE, Inc.	16,864	733,822
Rogers Communications, Inc., Class B	13,732	623,218
Telus Corp.	13,518	472,187

		1,829,227

Transportation 0.2%
Canadian National Railway Co.	10,271	1,128,416
Canadian Pacific Railway Ltd.	2,473	353,499

		1,481,915

Utilities 0.1%
Canadian Utilities Ltd., Class A	3,300	121,252
Fortis, Inc.	6,772	210,632
TransAlta Corp.	16,558	222,806

		554,690

		37,222,604

Denmark 0.8%

Banks 0.1%
Danske Bank A/S *	28,086	656,252

Capital Goods 0.1%
FLSmidth & Co. A/S	2,593	129,415
Vestas Wind Systems A/S *	23,391	626,805

		756,220

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	3,698	369,378

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	5,689	947,518

Telecommunication Services 0.1%
TDC A/S	48,632	439,111

Transportation 0.3%
AP Moller - Maersk A/S, Series A	67	605,001
AP Moller - Maersk A/S, Series B	124	1,199,696
DSV A/S	5,888	172,260

		1,976,957

		5,145,436

Finland 1.6%

Capital Goods 0.1%
Kone Oyj, B Shares	2,672	235,569
Metso Oyj	8,172	321,651
Wartsila Oyj Abp	5,457	242,135

		799,355

Energy 0.1%
Neste Oil Oyj	16,338	323,956

Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	12,931	429,698

Insurance 0.1%
Sampo Oyj, A Shares	13,303	629,241

Materials 0.2%
Stora Enso Oyj, R Shares	56,406	523,779
UPM-Kymmene Oyj	57,507	913,052

		1,436,831

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	6,049	162,574

Technology Hardware & Equipment 0.9%
Nokia Oyj *	770,458	5,856,080

Telecommunication Services 0.0%
Elisa Oyj	8,842	221,525

Utilities 0.1%
Fortum Oyj	24,146	538,624

		10,397,884

France 11.5%

Automobiles & Components 0.5%
Peugeot S.A. *	121,365	1,596,553
Renault S.A.	15,277	1,332,922
Valeo S.A.	4,908	485,545

		3,415,020

Banks 1.2%
BNP Paribas S.A.	54,942	4,053,244
Credit Agricole S.A. *	83,527	1,004,290
Societe Generale S.A.	42,755	2,415,209

		7,472,743

Capital Goods 1.7%
Alstom S.A.	11,712	434,760
Bouygues S.A.	26,043	1,016,115
Compagnie de Saint-Gobain	52,646	2,763,391
Eiffage S.A.	7,264	430,488
European Aeronautic Defence & Space Co., N.V.	8,765	600,617
Legrand S.A.	7,167	406,194
Nexans S.A. (c)	3,737	166,151
Rexel S.A.	9,935	248,876
Safran S.A.	6,446	410,984
Schneider Electric S.A.	18,833	1,584,753

See financial notes 19

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Thales S.A.	4,316	264,337
Vallourec S.A.	10,687	636,108
Vinci S.A.	33,094	2,117,559

		11,080,333

Consumer Durables & Apparel 0.3%
Christian Dior S.A.	1,788	339,249
Kering	2,652	601,024
LVMH Moet Hennessy Louis Vuitton S.A.	5,691	1,092,646

		2,032,919

Consumer Services 0.2%
Accor S.A.	13,527	604,602
Sodexo	3,333	323,519

		928,121

Diversified Financials 0.0%
Wendel S.A.	1,253	174,645

Energy 2.1%
CGG S.A. *	8,861	194,764
Technip S.A.	3,048	319,243
Total S.A.	215,345	13,212,048

		13,726,055

Food & Staples Retailing 0.6%
Carrefour S.A.	73,991	2,700,860
Casino Guichard Perrachon S.A.	4,813	541,005
Rallye S.A.	5,933	252,484

		3,494,349

Food, Beverage & Tobacco 0.3%
Danone	16,468	1,219,688
Pernod-Ricard S.A.	4,319	518,749

		1,738,437

Health Care Equipment & Services 0.1%
Essilor International S.A.	3,137	336,178

Household & Personal Products 0.1%
L’Oreal S.A.	4,407	752,481

Insurance 0.5%
AXA S.A.	114,536	2,853,714
CNP Assurances	11,494	202,479
SCOR SE	7,341	259,107

		3,315,300

Materials 0.4%
Air Liquide S.A.	9,143	1,242,659
Arkema S.A.	2,609	295,170
Lafarge S.A.	13,008	897,492

		2,435,321

Media 0.1%
Eutelsat Communications S.A.	4,142	131,003
Publicis Groupe S.A.	3,360	279,415
Solocal Group *	46,599	108,556

		518,974

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	43,153	4,601,108

Software & Services 0.1%
AtoS	1,853	157,950
Cap Gemini S.A.	9,450	619,712

		777,662

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	212,133	812,693

Telecommunication Services 1.4%
Orange S.A.	447,538	6,151,891
Vivendi S.A.	123,697	3,131,973

		9,283,864

Transportation 0.1%
Air France-KLM *	61,582	642,249

Utilities 1.0%
EDF S.A.	30,170	1,055,886
GDF Suez	141,737	3,512,776
Suez Environnement Co.	28,649	499,561
Veolia Environnement S.A.	84,150	1,443,651

		6,511,874

		74,050,326

Germany 8.9%

Automobiles & Components 1.3%
Bayerische Motoren Werke AG	15,723	1,779,504
Continental AG	3,512	642,228
Daimler AG - Reg’d	67,695	5,542,513
Volkswagen AG	1,149	280,983

		8,245,228

Banks 0.1%
Commerzbank AG *	27,822	355,833

Capital Goods 0.9%
Brenntag AG	1,886	319,129
GEA Group AG	6,126	266,253
Hochtief AG	2,356	213,088
Kloeckner & Co., SE *	14,483	204,289
MAN SE	1,536	185,088
MTU Aero Engines Holding AG	1,549	154,484
Rheinmetall AG	3,039	187,882
Siemens AG - Reg’d	35,626	4,552,723

		6,082,936

Commercial & Professional Supplies 0.0%
Bilfinger SE	2,191	243,136

Consumer Durables & Apparel 0.1%
Adidas AG	6,148	700,537

Consumer Services 0.0%
TUI AG *	20,265	268,476

Diversified Financials 0.4%
Deutsche Bank AG - Reg’d	45,155	2,182,301
Deutsche Boerse AG	6,264	471,222

		2,653,523

Food & Staples Retailing 0.2%
Metro AG	25,527	1,196,858

Health Care Equipment & Services 0.3%
Celesio AG	37,654	1,170,660
Fresenius Medical Care AG & Co KGaA	5,860	387,265
Fresenius SE & Co KGaA	4,234	549,630

		2,107,555

Household & Personal Products 0.1%
Beiersdorf AG	1,998	190,516

20 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Henkel AG & Co. KGaA	2,969	273,826

		464,342

Insurance 0.9%
Allianz SE - Reg’d	23,357	3,921,694
Hannover Rueckversicherung SE - Reg’d	2,407	192,636
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	8,453	1,763,568

		5,877,898

Materials 1.4%
Aurubis AG	3,711	233,811
BASF SE	48,696	5,055,351
HeidelbergCement AG	8,488	668,342
K&S AG - Reg’d (c)	9,587	243,602
Lanxess AG	3,886	272,921
Linde AG	4,931	936,029
Salzgitter AG	7,362	323,997
ThyssenKrupp AG *	50,433	1,286,714

		9,020,767

Media 0.0%
Kabel Deutschland Holding AG	1,326	166,468

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG - Reg’d	25,513	3,164,944
Merck KGaA	1,429	237,715

		3,402,659

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	33,265	321,817

Software & Services 0.2%
SAP AG	13,367	1,045,996

Telecommunication Services 0.9%
Deutsche Telekom AG - Reg’d	346,875	5,451,039
Freenet AG *	5,575	144,809

		5,595,848

Transportation 0.4%
Deutsche Lufthansa AG - Reg’d *	25,572	494,384
Deutsche Post AG - Reg’d	57,313	1,935,539

		2,429,923

Utilities 1.1%
E.ON SE AG	260,794	4,753,881
RWE AG	68,377	2,519,151

		7,273,032

		57,452,832

Hong Kong 0.8%

Banks 0.1%
Hang Seng Bank Ltd.	18,800	313,353

Capital Goods 0.3%
Hutchison Whampoa Ltd.	74,000	922,089
Jardine Matheson Holdings Ltd.	6,000	326,931
Jardine Strategic Holdings Ltd.	3,500	118,518
Noble Group Ltd.	417,879	345,259

		1,712,797

Consumer Durables & Apparel 0.0%
Li & Fung Ltd.	216,000	305,372

Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	8,100	130,670

Insurance 0.1%
AIA Group Ltd.	101,800	516,923

Real Estate 0.1%
Cheung Kong (Holdings) Ltd.	18,000	281,106
Sun Hung Kai Properties Ltd.	8,000	104,790
Swire Pacific Ltd., Class A	23,500	271,601
The Link REIT	26,500	133,312
Wharf Holdings Ltd.	19,000	159,890

		950,699

Retailing 0.1%
Esprit Holdings Ltd.	271,284	498,104

Telecommunication Services 0.0%
PCCW Ltd.	300,000	135,431

Utilities 0.1%
CLP Holdings Ltd.	62,000	498,924
Hong Kong & China Gas Co., Ltd.	61,214	142,995
Power Assets Holdings Ltd.	20,500	170,790

		812,709

		5,376,058

Ireland 0.7%

Banks 0.1%
Bank of Ireland *	1,690,069	617,694

Capital Goods 0.1%
DCC plc	5,924	265,864

Commercial & Professional Supplies 0.1%
Experian plc	18,236	371,259

Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	3,372	215,937

Materials 0.3%
CRH plc	57,050	1,388,230
Smurfit Kappa Group plc	16,658	403,232

		1,791,462

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Shire plc	5,546	245,912

Technology Hardware & Equipment 0.1%
Seagate Technology plc	16,868	821,134

		4,329,262

Israel 0.3%

Banks 0.0%
Bank Leumi Le-Israel B.M. *	49,915	189,999

Materials 0.0%
Israel Chemicals Ltd.	19,196	158,699

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	27,758	1,031,443

See financial notes 21

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.1%
Bezeq Israeli Telecommunication Corp., Ltd.	214,249	372,513

		1,752,654

Italy 4.5%

Automobiles & Components 0.2%
Fiat S.p.A. *	146,199	1,147,184
Pirelli & C. S.p.A	11,371	159,957

		1,307,141

Banks 1.5%
Banca Monte dei Paschi di Siena S.p.A. (c)*	2,107,344	664,395
Banca Popolare dell’Emilia Romagna Scrl *	27,454	263,759
Banca Popolare di Milano Scarl *	277,034	185,059
Banco Popolare Scarl *	266,888	530,197
Intesa Sanpaolo S.p.A.	1,248,322	3,096,928
Intesa Sanpaolo S.p.A. - RSP	82,866	166,540
UniCredit S.p.A.	544,579	4,087,929
Unione di Banche Italiane S.C.P.A.	81,430	562,798

		9,557,605

Capital Goods 0.2%
CNH Industrial N.V. *	34,584	408,990
Finmeccanica S.p.A. *	79,674	583,852
Prysmian S.p.A.	8,932	218,184

		1,211,026

Diversified Financials 0.1%
Exor S.p.A.	6,543	259,370
Mediobanca S.p.A.	32,105	292,523

		551,893

Energy 1.0%
Eni S.p.A.	241,596	6,133,379
Saipem S.p.A.	11,424	267,243

		6,400,622

Insurance 0.2%
Assicurazioni Generali S.p.A.	53,596	1,253,021

Materials 0.0%
Italcementi S.p.A.	19,015	169,110

Media 0.1%
Mediaset S.p.A. *	133,978	669,044

Telecommunication Services 0.5%
Telecom Italia S.p.A.	2,241,217	2,186,412
Telecom Italia S.p.A. - RSP	1,297,775	1,015,054

		3,201,466

Transportation 0.0%
Atlantia S.p.A.	14,394	315,475

Utilities 0.7%
A2A S.p.A.	208,177	234,233
Enel S.p.A.	844,247	3,724,755
Snam S.p.A.	49,215	253,581
Terna - Rete Elettrica Nationale S.p.A.	43,018	212,956

		4,425,525

		29,061,928

Japan 19.2%

Automobiles & Components 2.6%
Aisin Seiki Co., Ltd.	12,900	524,055
Bridgestone Corp.	32,100	1,100,474
Daihatsu Motor Co., Ltd.	10,000	194,162
Denso Corp.	22,500	1,081,540
Fuji Heavy Industries Ltd.	17,000	464,806
Honda Motor Co., Ltd.	79,600	3,178,657
Isuzu Motors Ltd.	40,000	249,103
Mazda Motor Corp. *	144,000	648,217
NHK Spring Co., Ltd.	14,900	155,970
Nissan Motors Co., Ltd.	144,000	1,445,941
Stanley Electric Co., Ltd.	8,200	190,740
Suzuki Motor Corp.	23,800	598,460
Toyota Industries Corp.	9,300	410,223
Toyota Motor Corp.	96,600	6,263,367
Yamaha Motor Co., Ltd.	19,000	291,051

		16,796,766

Banks 1.0%
Mitsubishi UFJ Financial Group, Inc.	364,334	2,320,175
Mizuho Financial Group, Inc.	596,716	1,252,544
Resona Holdings, Inc.	62,558	325,410
Sumitomo Mitsui Financial Group, Inc.	40,910	1,977,420
Sumitomo Mitsui Trust Holdings, Inc.	37,000	182,746
The Bank of Yokohama Ltd.	32,000	176,457

		6,234,752

Capital Goods 2.8%
Asahi Glass Co., Ltd.	90,000	555,842
Daikin Industries Ltd.	8,900	512,047
Fanuc Corp.	3,100	497,264
Fujikura Ltd.	41,000	187,090
Furukawa Electric Co., Ltd.	76,000	176,151
Hanwa Co., Ltd.	42,000	195,413
IHI Corp.	63,000	266,761
Itochu Corp.	64,100	770,747
JGC Corp.	7,000	267,846
JTEKT Corp.	16,400	210,548
Kajima Corp.	62,000	263,147
Kawasaki Heavy Industries Ltd.	76,000	296,972
Komatsu Ltd.	32,700	717,450
Kubota Corp.	30,000	444,199
LIXIL Group Corp.	15,100	354,437
Makita Corp.	4,200	212,391
Marubeni Corp.	85,000	665,503
Mitsubishi Corp.	83,800	1,695,362
Mitsubishi Electric Corp.	99,000	1,088,204
Mitsubishi Heavy Industries Ltd.	139,000	883,382
Mitsui & Co., Ltd.	97,700	1,395,735
Mitsui Engineering & Shipbuilding Co., Ltd.	88,000	172,742
Nagase & Co., Ltd.	12,000	149,480
Nidec Corp.	3,600	350,828
Nippon Sheet Glass Co., Ltd. *	164,000	212,701
NSK Ltd.	21,000	224,329
Obayashi Corp.	36,000	230,656
Shimizu Corp.	58,000	297,449
SMC Corp.	1,200	279,382

22 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sojitz Corp.	314,100	609,917
Sumitomo Corp.	65,900	857,576
Sumitomo Electric Industries Ltd.	58,200	872,088
Sumitomo Heavy Industries Ltd.	46,000	203,593
Taisei Corp.	72,000	369,380
Toshiba Corp.	242,000	1,028,564
Toyota Tsusho Corp.	20,700	574,984

		18,090,160

Commercial & Professional Supplies 0.3%
Dai Nippon Printing Co., Ltd.	65,000	682,888
Secom Co., Ltd.	8,000	481,939
Toppan Printing Co., Ltd.	61,000	481,800

		1,646,627

Consumer Durables & Apparel 1.0%
Namco Bandai Holdings, Inc.	12,300	231,860
Nikon Corp.	12,700	234,775
Panasonic Corp.	266,750	2,734,017
Sega Sammy Holdings, Inc.	8,500	217,902
Sekisui Chemical Co., Ltd.	24,000	278,844
Sekisui House Ltd.	37,000	531,092
Sharp Corp. *	181,000	535,416
Shimano, Inc.	1,800	157,543
Sony Corp.	88,800	1,549,088
Yamaha Corp.	12,700	189,617

		6,660,154

Consumer Services 0.0%
Benesse Holdings, Inc.	3,400	126,725
Oriental Land Co., Ltd.	1,000	160,127

		286,852

Diversified Financials 0.2%
Credit Saison Co., Ltd.	7,300	199,804
Nomura Holdings, Inc.	39,100	288,833
ORIX Corp.	30,900	535,222

		1,023,859

Energy 0.6%
Cosmo Oil Co., Ltd. *	132,000	232,427
Idemitsu Kosan Co., Ltd.	5,200	435,309
Inpex Corp.	56,500	652,686
JX Holdings, Inc.	380,400	1,880,951
Showa Shell Sekiyu K.K.	26,100	280,598
TonenGeneral Sekiyu K.K.	30,000	278,683

		3,760,654

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	68,100	929,321
Lawson, Inc.	2,200	176,426
Seven & i Holdings Co., Ltd.	50,200	1,857,834
Uny Group Holdings Co., Ltd.	26,400	166,592

		3,130,173

Food, Beverage & Tobacco 0.5%
Ajinomoto Co., Inc.	31,000	433,784
Asahi Group Holdings Ltd.	16,900	457,052
Coca-Cola West Co., Ltd.	7,700	156,179
Japan Tobacco, Inc.	22,400	810,515
Kirin Holdings Co., Ltd.	47,000	686,928
Meiji Holdings Co., Ltd.	6,000	335,410
Nippon Meat Packers, Inc.	16,000	234,260
Nisshin Seifun Group, Inc.	12,100	131,181
Toyo Suisan Kaisha Ltd.	5,000	159,015
Yamazaki Baking Co., Ltd.	12,000	122,172

		3,526,496

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	4,600	251,419
Medipal Holdings Corp.	20,200	272,375
Olympus Corp. *	8,200	262,329
Suzuken Co., Ltd.	7,900	285,267
Terumo Corp.	4,500	217,938

		1,289,328

Household & Personal Products 0.2%
Kao Corp.	22,800	759,321
Shiseido Co., Ltd.	18,600	318,190

		1,077,511

Insurance 0.3%
MS&AD Insurance Group Holdings, Inc.	13,990	361,745
NKSJ Holdings, Inc.	13,800	357,215
T&D Holdings, Inc.	12,250	147,070
The Dai-ichi Life Insurance Co., Ltd.	22,600	322,633
Tokio Marine Holdings, Inc.	18,800	616,348

		1,805,011

Materials 1.6%
Nippon Steel & Sumitomo Metal Corp.	459,000	1,514,953
Asahi Kasei Corp.	81,000	616,459
Denki Kagaku Kogyo K.K.	40,000	167,749
DIC Corp.	67,000	193,974
JFE Holdings, Inc.	55,900	1,270,868
JSR Corp.	8,200	156,194
Kaneka Corp.	28,000	177,675
Kobe Steel Ltd. *	336,000	593,500
Kuraray Co., Ltd.	17,100	200,777
Mitsubishi Chemical Holdings Corp.	113,000	528,981
Mitsubishi Materials Corp.	72,000	281,694
Mitsui Chemicals, Inc.	130,000	345,580
Mitsui Mining & Smelting Co., Ltd.	57,000	145,304
Nitto Denko Corp.	6,200	325,134
Oji Holdings Corp.	83,000	379,312
Shin-Etsu Chemical Co., Ltd.	13,400	757,663
Showa Denko K.K.	148,000	200,680
Sumitomo Chemical Co., Ltd.	133,000	487,097
Sumitomo Metal Mining Co., Ltd.	29,000	401,667
Taiheiyo Cement Corp.	58,000	245,990
Teijin Ltd.	123,000	276,193
Toray Industries, Inc.	69,000	431,163
Tosoh Corp.	58,000	221,947
Toyo Seikan Group Holdings Ltd.	17,900	372,015
Ube Industries Ltd.	97,000	200,780

		10,493,349

Media 0.1%
Dentsu, Inc.	12,801	483,650
Hakuhodo DY Holdings, Inc.	30,400	235,119

		718,769

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Astellas Pharma, Inc.	15,800	880,793
Daiichi Sankyo Co., Ltd.	31,400	582,185

See financial notes 23

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Eisai Co., Ltd.	9,100	357,466
Ono Pharmaceutical Co., Ltd.	2,700	204,147
Otsuka Holdings Co., Ltd.	14,800	421,534
Shionogi & Co., Ltd.	9,100	201,370
Taisho Pharmaceutical Holdings Co., Ltd.	1,300	91,279
Takeda Pharmaceutical Co., Ltd.	31,400	1,496,353

		4,235,127

Real Estate 0.3%
Daito Trust Construction Co., Ltd.	3,400	347,153
Daiwa House Industry Co., Ltd.	20,000	400,675
Mitsubishi Estate Co., Ltd.	16,000	457,274
Mitsui Fudosan Co., Ltd.	16,000	530,014
Sumitomo Realty & Development Co., Ltd.	6,500	307,557

		2,042,673

Retailing 0.3%
Edion Corp.	33,600	168,199
Fast Retailing Co., Ltd.	600	201,967
Isetan Mitsukoshi Holdings Ltd.	22,300	337,961
J. Front Retailing Co., Ltd.	36,000	280,130
K’s Holdings Corp.	4,500	132,133
Shimamura Co., Ltd.	1,700	191,112
Takashimaya Co., Ltd.	19,000	181,280
Yamada Denki Co., Ltd.	173,400	486,384

		1,979,166

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	8,100	332,486
Tokyo Electron Ltd.	8,200	449,955

		782,441

Software & Services 0.4%
Fujitsu Ltd. *	280,000	1,202,937
Konami Corp.	5,700	137,754
Nintendo Co., Ltd.	11,030	1,240,364
NTT Data Corp.	8,200	272,606

		2,853,661

Technology Hardware & Equipment 1.8%
Brother Industries Ltd.	18,000	204,521
Canon, Inc.	71,000	2,240,525
FUJIFILM Holdings Corp.	48,800	1,193,831
Hitachi Ltd.	318,000	2,224,442
Hoya Corp.	22,400	537,137
Ibiden Co., Ltd.	11,700	202,825
Keyence Corp.	473	202,723
Konica Minolta, Inc.	49,900	413,219
Kyocera Corp.	14,600	758,186
Murata Manufacturing Co., Ltd.	5,800	465,565
NEC Corp.	361,000	810,872
Nippon Electric Glass Co., Ltd.	50,000	257,187
Omron Corp.	9,500	362,531
Ricoh Co., Ltd.	59,000	623,088
Seiko Epson Corp.	24,800	404,825
TDK Corp.	9,900	420,751

		11,322,228

Telecommunication Services 1.2%
KDDI Corp.	35,300	1,911,724
Nippon Telegraph & Telephone Corp.	50,904	2,646,007
NTT DoCoMo, Inc.	93,800	1,488,139
Softbank Corp.	23,000	1,717,614

		7,763,484

Transportation 1.0%
ANA Holdings, Inc.	57,000	119,087
Central Japan Railway Co.	7,700	998,471
East Japan Railway Co.	15,318	1,330,684
Hankyu Hanshin Holdings, Inc.	44,000	246,789
Kawasaki Kisen Kaisha Ltd.	131,000	300,308
Kintetsu Corp.	37,000	136,166
Mitsui O.S.K. Lines, Ltd.	164,000	694,184
Nagoya Railroad Co., Ltd.	44,000	127,744
Nippon Express Co., Ltd.	91,000	456,961
Nippon Yusen K.K.	226,000	690,542
Seino Holdings Co., Ltd.	20,000	197,525
Tobu Railway Co., Ltd.	30,000	155,516
Tokyu Corp.	40,000	272,403
West Japan Railway Co.	10,663	478,128
Yamato Holdings Co., Ltd.	22,900	492,485

		6,696,993

Utilities 1.5%
Chubu Electric Power Co., Inc.	74,000	1,095,427
Electric Power Development Co., Ltd.	7,500	239,684
Hokkaido Electric Power Co., Inc. *	22,200	285,983
Hokuriku Electric Power Co.	17,200	244,986
Kyushu Electric Power Co., Inc. *	53,100	747,639
Osaka Gas Co., Ltd.	116,000	488,601
Shikoku Electric Power Co., Inc. *	17,600	314,145
The Chugoku Electric Power Co., Inc.	26,300	403,144
The Kansai Electric Power Co., Inc. *	94,900	1,201,151
Toho Gas Co., Ltd.	25,000	130,361
Tohoku Electric Power Co., Inc. *	62,500	756,511
Tokyo Electric Power Co., Inc. *	561,800	2,998,269
Tokyo Gas Co., Ltd.	123,000	667,401

		9,573,302

		123,789,536

Luxembourg 0.6%

Energy 0.1%
Tenaris S.A.	16,547	387,107

Materials 0.5%
APERAM	12,229	208,927
ArcelorMittal	171,227	2,696,932

		2,905,859

Media 0.0%
SES S.A.	9,605	279,370

Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	2,459	226,859

		3,799,195

Netherlands 5.5%

Capital Goods 0.3%
Koninklijke BAM Groep N.V.	35,277	187,620

24 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Koninklijke Philips N.V.	49,306	1,742,508
Royal Imtech N.V. *	18,628	54,816

		1,984,944

Commercial & Professional Supplies 0.1%
Randstad Holding N.V.	6,842	421,389

Diversified Financials 0.4%
ING Groep N.V. CVA *	206,997	2,630,458
SNS Reaal N.V. (a)(b)(c)*	124,822	—

		2,630,458

Energy 2.9%
Fugro N.V. CVA	3,851	240,766
Royal Dutch Shell plc, A Shares	322,786	10,752,277
Royal Dutch Shell plc, B Shares	223,667	7,743,352

		18,736,395

Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	105,116	1,997,891

Food, Beverage & Tobacco 0.4%
Corbion N.V.	7,195	166,692
Heineken Holding N.V.	4,581	290,961
Heineken N.V.	5,357	369,136
Nutreco N.V.	3,842	187,818
Unilever N.V. CVA	46,752	1,853,503

		2,868,110

Insurance 0.2%
Aegon N.V.	122,494	974,669
Delta Lloyd N.V.	12,884	273,162

		1,247,831

Materials 0.3%
Akzo Nobel N.V.	17,637	1,280,347
Koninklijke DSM N.V.	9,064	685,171

		1,965,518

Media 0.1%
Reed Elsevier N.V.	10,833	217,793
Wolters Kluwer N.V.	13,484	365,293

		583,086

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	4,114	389,545

Technology Hardware & Equipment 0.0%
Gemalto N.V.	1,437	161,288

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V. *	406,488	1,299,193

Transportation 0.2%
PostNL N.V. *	222,736	1,163,868
TNT Express N.V.	27,097	249,821

		1,413,689

		35,699,337

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	35,803	295,467

Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	212,942	413,203

		708,670

Norway 0.8%

Banks 0.1%
DnB A.S.A.	29,572	524,208

Energy 0.4%
Aker Solutions A.S.A.	8,352	115,388
Petroleum Geo-Services A.S.A.	8,771	106,375
Statoil A.S.A.	99,911	2,364,015

		2,585,778

Food, Beverage & Tobacco 0.1%
Marine Harvest	160,921	188,661
Orkla A.S.A.	51,700	419,089

		607,750

Materials 0.1%
Norsk Hydro A.S.A.	92,380	412,271
Yara International A.S.A.	8,454	364,091

		776,362

Telecommunication Services 0.1%
Telenor A.S.A.	29,504	708,911

		5,203,009

Portugal 0.3%

Banks 0.1%
Banco Comercial Portugues S.A. - Reg’d (c)*	1,754,192	261,588
Banco Espirito Santo, S.A. - Reg’d *	143,643	188,743

		450,331

Energy 0.0%
Galp Energia, SGPS, S.A.	9,031	152,926

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d (c)	118,593	534,559

Utilities 0.1%
EDP - Energias de Portugal S.A.	174,460	642,190

		1,780,006

Singapore 0.6%

Banks 0.2%
DBS Group Holdings Ltd.	35,056	472,606
Oversea-Chinese Banking Corp., Ltd.	46,897	392,316
United Overseas Bank Ltd.	26,952	451,355

		1,316,277

Capital Goods 0.1%
Keppel Corp., Ltd.	38,300	334,218
SembCorp Industries Ltd.	36,000	153,915

		488,133

Food, Beverage & Tobacco 0.0%
Wilmar International Ltd.	95,166	264,708

Media 0.0%
Singapore Press Holdings Ltd. (c)	47,000	160,772

See financial notes 25

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	4,000	117,883

Technology Hardware & Equipment 0.1%
Flextronics International Ltd. *	62,237	491,050
Venture Corp., Ltd.	21,000	131,510

		622,560

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	231,486	702,972

Transportation 0.1%
ComfortDelGro Corp., Ltd.	98,000	151,329
Singapore Airlines Ltd.	39,270	329,412

		480,741

		4,154,046

Spain 4.4%

Banks 1.9%
Banco Bilbao Vizcaya Argentaria S.A.	319,456	3,733,455
Banco de Sabadell S.A.	153,065	392,199
Banco Popular Espanol S.A. *	107,846	611,742
Banco Santander S.A.	855,426	7,583,576
Bankia S.A. *	105,346	157,623

		12,478,595

Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	16,034	525,998
Ferrovial S.A.	16,597	316,368
Fomento de Construcciones y Contratas S.A. (c)*	14,494	333,494

		1,175,860

Energy 0.4%
Repsol S.A.	94,946	2,545,582

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	27,524	250,936

Retailing 0.1%
Inditex S.A.	3,392	557,098

Software & Services 0.0%
Amadeus IT Holding S.A., A Shares	5,640	209,257

Telecommunication Services 1.2%
Telefonica S.A. *	439,625	7,737,096

Transportation 0.1%
Abertis Infraestructuras S.A.	15,937	341,450

Utilities 0.5%
Acciona S.A. (c)	3,131	198,481
Enagas S.A.	6,175	164,873
Endesa S.A. *	9,598	277,826
Gas Natural SDG S.A.	17,868	421,438
Iberdrola S.A.	319,827	2,007,505
Red Electrica Corp. S.A.	3,326	207,092

		3,277,215

		28,573,089

Sweden 2.2%

Automobiles & Components 0.1%
Autoliv, Inc.	4,092	365,129

Banks 0.4%
Nordea Bank AB	74,989	959,222
Skandinaviska Enskilda Banken AB, A Shares	50,037	605,200
Svenska Handelsbanken AB, A Shares	15,549	703,228
Swedbank AB, A Shares	17,536	456,398

		2,724,048

Capital Goods 0.7%
Alfa Laval AB	8,943	203,997
Assa Abloy AB, B Shares	7,008	347,717
Atlas Copco AB, A Shares	21,323	590,799
Atlas Copco AB, B Shares	10,542	261,955
NCC AB, B Shares	7,345	225,927
Sandvik AB	45,412	613,609
Scania AB, B Shares	11,869	237,894
Skanska AB, B Shares	26,360	507,543
SKF AB, B Shares	16,260	430,228
Trelleborg AB, B Shares	9,347	176,375
Volvo AB, A Shares	16,418	210,967
Volvo AB, B Shares	57,152	733,540

		4,540,551

Commercial & Professional Supplies 0.1%
Securitas AB, B Shares	26,065	297,218

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	15,501	382,331
Husqvarna AB, B Shares	30,127	177,012

		559,343

Food, Beverage & Tobacco 0.0%
Swedish Match AB	6,934	228,634

Health Care Equipment & Services 0.0%
Getinge AB, B Shares	3,927	124,408

Household & Personal Products 0.1%
Svenska Cellulosa AB, SCA B Shares	29,668	841,123

Materials 0.1%
Boliden AB	19,566	277,896
SSAB AB, A Shares	28,122	185,002
SSAB AB, B Shares	8,242	46,501

		509,399

Retailing 0.2%
Hennes & Mauritz AB, B Shares	25,374	1,096,457

Technology Hardware & Equipment 0.2%
Telefonaktiebolaget LM Ericsson, B Shares	124,915	1,494,135

Telecommunication Services 0.2%
Tele2 AB, B Shares	33,747	406,767
TeliaSonera AB	113,350	937,290

		1,344,057

		14,124,502

26 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 5.5%

Capital Goods 0.5%
ABB Ltd. - Reg’d *	68,087	1,734,690
Geberit AG - Reg’d	852	254,547
Schindler Holding AG	985	139,607
Schindler Holding AG - Reg’d	386	54,933
Wolseley plc	15,246	820,707

		3,004,484

Commercial & Professional Supplies 0.3%
Adecco S.A. - Reg’d *	9,645	711,258
SGS S.A. - Reg’d	100	233,975
Tyco International Ltd.	36,096	1,319,309

		2,264,542

Consumer Durables & Apparel 0.2%
Cie Financiere Richemont S.A.	7,097	725,666
The Swatch Group AG - Bearer Shares	462	295,076
The Swatch Group AG - Reg’d	832	92,570

		1,113,312

Diversified Financials 0.3%
Credit Suisse Group AG - Reg’d *	48,099	1,496,261
GAM Holding AG *	10,327	192,969
UBS AG - Reg’d *	18,233	352,645

		2,041,875

Energy 0.3%
Noble Corp.	10,432	393,286
Transocean Ltd.	18,607	878,772
Weatherford International Ltd. *	37,982	624,424

		1,896,482

Food, Beverage & Tobacco 1.1%
Aryzta AG *	2,306	172,033
Lindt & Spruengli AG	12	50,653
Lindt & Spruengli AG - Reg’d	2	100,601
Nestle S.A. - Reg’d	93,816	6,772,005

		7,095,292

Insurance 0.5%
Baloise Holding AG - Reg’d	1,917	222,705
Swiss Life Holding AG - Reg’d *	1,451	287,705
Swiss Re AG *	11,272	989,486
Zurich Insurance Group AG *	7,184	1,985,106

		3,485,002

Materials 0.6%
Clariant AG - Reg’d *	12,878	226,908
Givaudan S.A. - Reg’d *	163	231,165
Glencore Xstrata plc *	330,901	1,800,835
Holcim Ltd. - Reg’d *	11,039	821,075
Sika AG	64	201,757
Syngenta AG - Reg’d	1,733	699,467

		3,981,207

Media 0.0%
Informa plc	19,077	170,900

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Lonza Group AG - Reg’d *	2,180	194,593
Novartis AG - Reg’d	60,403	4,688,636
Roche Holding AG	13,365	3,695,895
Roche Holding AG - Bearer Shares	577	158,543

		8,737,667

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	58,988	455,459

Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	15,938	820,648

Telecommunication Services 0.1%
Swisscom AG - Reg’d	949	484,043

Transportation 0.0%
Kuehne & Nagel International AG - Reg’d	1,878	237,250

		35,788,163

United Kingdom 17.2%

Automobiles & Components 0.1%
GKN plc	58,393	343,977

Banks 2.4%
Barclays plc	739,641	3,112,009
HSBC Holdings plc	765,505	8,390,960
Lloyds Banking Group plc *	1,559,834	1,929,197
Royal Bank of Scotland Group plc *	121,886	717,849
Standard Chartered plc	48,029	1,153,175

		15,303,190

Capital Goods 0.7%
BAE Systems plc	177,782	1,296,829
Balfour Beatty plc	60,478	276,582
Bunzl plc	11,465	252,906
Carillion plc	32,698	159,305
Cobham plc	39,072	180,446
Foster Wheeler AG *	7,771	209,739
IMI plc	9,494	230,979
Meggitt plc	18,604	170,788
Rolls-Royce Holdings plc *	43,376	799,116
SIG plc	61,602	203,268
Smiths Group plc	13,248	304,908
The Weir Group plc	4,123	148,915
Travis Perkins plc	10,768	320,214
Vesuvius plc	21,714	168,809

		4,722,804

Commercial & Professional Supplies 0.2%
Aggreko plc	5,196	133,985
Capita plc	14,904	235,605
G4S plc	79,944	335,789
Hays plc	118,455	236,423
Serco Group plc	16,565	148,023

		1,089,825

Consumer Durables & Apparel 0.2%
Barratt Developments plc	55,530	297,783
Burberry Group plc	7,931	194,893
Persimmon plc *	14,688	297,376
Taylor Wimpey plc	160,056	282,397

		1,072,449

Consumer Services 0.4%
Carnival plc	10,540	374,616
Compass Group plc	66,108	950,712

See financial notes 27

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
InterContinental Hotels Group plc	5,761	167,857
Ladbrokes plc	42,809	131,030
Thomas Cook Group plc *	230,820	531,249
TUI Travel plc	53,760	331,427
Whitbread plc	6,322	347,653
William Hill plc	24,159	155,112

		2,989,656

Diversified Financials 0.1%
ICAP plc	24,954	154,091
Man Group plc	306,226	435,827

		589,918

Energy 2.9%
AMEC plc	12,988	244,956
BG Group plc	111,963	2,284,008
BP plc	2,001,747	15,538,766
Ensco plc, Class A	3,856	222,298
John Wood Group plc	14,742	191,947
Tullow Oil plc	7,349	111,082

		18,593,057

Food & Staples Retailing 0.8%
J. Sainsbury plc	151,782	960,101
Tesco plc	571,583	3,334,122
WM Morrison Supermarkets plc	262,615	1,184,925

		5,479,148

Food, Beverage & Tobacco 1.3%
Associated British Foods plc	12,296	447,020
British American Tobacco plc	51,503	2,841,536
Diageo plc	47,547	1,515,677
Imperial Tobacco Group plc	31,576	1,178,857
SABMiller plc	16,030	835,816
Tate & Lyle plc	20,099	255,075
Unilever plc	33,401	1,354,446

		8,428,427

Health Care Equipment & Services 0.1%
Smith & Nephew plc	29,833	381,553

Household & Personal Products 0.2%
Reckitt Benckiser Group plc	13,877	1,079,063

Insurance 0.8%
Amlin plc	23,767	162,390
Aviva plc	217,515	1,561,520
Legal & General Group plc	150,331	521,018
Old Mutual plc	193,505	630,640
Prudential plc	40,660	831,528
Resolution Ltd.	89,508	512,502
RSA Insurance Group plc	224,640	462,652
Standard Life plc	55,126	311,004
Willis Group Holdings plc	4,463	201,147

		5,194,401

Materials 1.4%
Anglo American plc	119,821	2,848,933
Antofagasta plc	12,428	169,853
BHP Billiton plc	64,515	1,990,834
Johnson Matthey plc	12,027	578,779
Kazakhmys plc (c)	29,377	123,598
Mondi plc	21,813	389,492
Rexam plc	44,062	366,908
Rio Tinto plc	50,193	2,539,773
Vedanta Resources plc	10,352	176,377

		9,184,547

Media 0.3%
British Sky Broadcasting Group plc	25,253	379,425
ITV plc	80,197	245,209
Pearson plc	31,237	653,322
Reed Elsevier plc	19,000	266,158
WPP plc	34,499	732,790

		2,276,904

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
AstraZeneca plc	84,067	4,450,517
GlaxoSmithKline plc	228,301	6,018,552

		10,469,069

Real Estate 0.1%
British Land Co., plc	19,338	192,866
Land Securities Group plc	23,963	379,864

		572,730

Retailing 0.6%
Dixons Retail plc *	397,691	311,591
Home Retail Group plc	227,072	724,477
Inchcape plc	36,512	372,784
Kingfisher plc	152,670	923,568
Marks & Spencer Group plc	124,324	1,002,568
Next plc	6,326	552,430

		3,887,418

Software & Services 0.0%
The Sage Group plc	33,813	182,411

Telecommunication Services 2.0%
BT Group plc	457,919	2,770,698
Cable & Wireless Communications plc	389,759	292,409
Inmarsat plc	13,031	150,400
Vodafone Group plc	2,741,790	10,042,511

		13,256,018

Transportation 0.1%
FirstGroup plc	129,099	238,753
International Consolidated Airlines Group S.A. *	37,462	208,500
National Express Group plc	40,295	168,666

		615,919

Utilities 0.9%
Centrica plc	256,352	1,449,858
Drax Group plc	29,175	297,858
National Grid plc	148,734	1,869,102
Pennon Group plc	13,295	145,179
Severn Trent plc	9,771	291,662
SSE plc	50,738	1,150,999
United Utilities Group plc	37,809	427,616

		5,632,274

		111,344,758

Total Common Stock
(Cost $481,759,721)		627,407,931

28 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Preferred Stock 0.4% of net assets

Germany 0.4%

Automobiles & Components 0.3%
Bayerische Motoren Werke AG	2,734	228,210
Volkswagen AG	6,955	1,763,845

		1,992,055

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	4,212	454,771

Utilities 0.0%
RWE AG (c)	5,250	178,862

		2,625,688

United Kingdom 0.0%

Capital Goods 0.0%
Rolls-Royce Holdings plc (a)*	3,730,336	5,981

Total Preferred Stock
(Cost $1,388,645)		2,631,669

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. (a)*	855,424	185,237

Total Rights
(Cost $176,884)		185,237

Other Investment Company 0.0% of net assets

United States 0.0%
iShares MSCI EAFE ETF	100	6,588

Total Other Investment Company
(Cost $4,656)		6,588

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.1% of net assets

Time Deposits 1.8%
Bank of America
US Dollar
0.03%, 11/01/13	10,341,009	10,341,009
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 11/01/13	5,449	703
Japanese Yen
0.01%, 11/01/13	249,063	2,533
Pound Streling
0.08%, 11/01/13	6,240	10,006
Citibank
Euro
0.02%, 11/01/13	19,151	26,002
DNB
US Dollar
0.03%, 11/01/13	1,310,030	1,310,030
Wells Fargo
Canadian Dollar
0.31%, 11/01/13	96,936	92,971

		11,783,254

U.S. Treasury Obligations 0.3%
U.S. Treasury Bills
0.00%, 12/19/13 (d)(e)	100,000	100,000
0.01%, 12/19/13 (d)(e)	1,510,000	1,509,990

		1,609,990

Total Short-Term Investments
(Cost $13,393,244)		13,393,244

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.7% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	4,663,448	4,663,448

Total Collateral Invested for Securities on Loan
(Cost $4,663,448)		4,663,448

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $516,396,557 unrealized appreciation and depreciation were $136,191,155 and ($8,963,043), respectively, with a net unrealized appreciation of $127,228,112.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $583,511,965 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $4,160,161.
(d)	The rate shown is the purchase yield.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the 7-day yield.

See financial notes 29

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

CVA —	Dutch Certificate
ETF —	Exchange traded fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	135	12,658,275	279,349

30 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.3%		Common Stock	116,055,264	144,078,170
0.4%		Preferred Stock	380,406	578,681
0.0%		Rights	—	1,638
2.8%		Other Investment Company	3,757,207	4,121,700
0.2%		Short-Term Investments	344,569	344,569

99.7%		Total Investments	120,537,446	149,124,758
1.5%		Collateral Invested for Securities on Loan	2,221,642	2,221,642
(1	.2)%	Other Assets and Liabilities, Net		(1,771,202)

100.0%		Total Net Assets		149,575,198

	Number	Value
Security	of Shares	($)

Common Stock 96.3% of net assets

Australia 4.6%

Banks 0.2%
Bank of Queensland Ltd.	12,575	143,448
Bendigo & Adelaide Bank Ltd.	16,486	169,720

		313,168

Capital Goods 0.3%
Ausdrill Ltd.	16,432	23,743
Boart Longyear Ltd. (a)	188,022	76,206
Bradken Ltd.	16,008	94,438
Cardno Ltd.	6,264	41,925
GWA Group Ltd.	31,561	92,464
Monadelphous Group Ltd.	4,803	82,413

		411,189

Commercial & Professional Supplies 0.4%
ALS Ltd.	13,443	127,167
Programmed Maintenance Services Ltd.	12,976	33,816
Seek Ltd.	5,907	72,570
Skilled Group Ltd.	20,716	69,228
Transfield Services Ltd.	93,219	117,574
Transpacific Industries Group Ltd. *	96,209	104,128

		524,483

Consumer Durables & Apparel 0.0%
G.U.D. Holdings Ltd.	7,318	41,006

Consumer Services 0.2%
Aristocrat Leisure Ltd.	21,915	104,643
Echo Entertainment Group Ltd.	28,534	71,615
Flight Centre Ltd.	1,757	86,257

		262,515

Diversified Financials 0.3%
ASX Ltd.	4,703	163,362
Challenger Ltd.	21,791	123,621
IOOF Holdings Ltd.	4,765	40,522
Perpetual Ltd.	2,246	97,783

		425,288

Energy 0.1%
AWE Ltd. *	51,459	60,713
Beach Energy Ltd.	53,058	71,665

		132,378

Food, Beverage & Tobacco 0.3%
Goodman Fielder Ltd.	288,886	207,629
GrainCorp Ltd., Class A	8,008	93,367
Treasury Wine Estates Ltd.	23,416	103,991

		404,987

Health Care Equipment & Services 0.4%
Ansell Ltd.	7,606	140,110
Cochlear Ltd.	1,730	96,122
Primary Health Care Ltd.	23,810	111,084
Ramsay Health Care Ltd.	3,358	123,272
Sigma Pharmaceuticals Ltd.	280,060	150,963

		621,551

Insurance 0.0%
NIB Holdings Ltd.	29,567	67,102

Materials 0.5%
Adelaide Brighton Ltd.	31,011	112,870
Aquarius Platinum Ltd. (a)*	153,362	100,371
DuluxGroup Ltd.	4,686	22,820
Fortescue Metals Group Ltd.	17,078	83,757
Gunns Ltd. (b)(c)*	124,356	—
Iluka Resources Ltd.	13,251	128,620
Kagara Ltd. (b)(c)*	83,968	—
Mount Gibson Iron Ltd.	36,414	30,543
Nufarm Ltd.	21,182	97,682
OZ Minerals Ltd.	35,865	122,247

		698,910

Media 0.1%
Seven West Media Ltd.	30,901	73,625
Southern Cross Media Group Ltd.	30,241	53,965
Ten Network Holdings Ltd. *	208,748	55,330

		182,920

Real Estate 0.6%
Australand Property Group	16,292	57,424
CFS Retail Property Trust Group	68,091	133,261
Charter Hall Retail REIT	5,668	21,640
Commonwealth Property Office Fund	69,768	78,933
Dexus Property Group	189,158	193,853
Goodman Group	27,697	132,364
GPT Group	52,638	183,458
Investa Office Fund	18,564	54,498

See financial notes 31

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Westfield Retail Trust	21,450	62,581

		918,012

Retailing 0.6%
Automotive Holdings Group Ltd.	11,269	38,684
David Jones Ltd.	72,317	185,857
Harvey Norman Holdings Ltd.	45,978	141,482
JB Hi-Fi Ltd. (a)	7,792	160,577
Myer Holdings Ltd	65,904	155,757
Pacific Brands Ltd.	203,647	135,640
Premier Investments Ltd.	10,608	79,943

		897,940

Software & Services 0.1%
Computershare Ltd.	21,345	216,617

Transportation 0.2%
Aurizon Holdings Ltd.	39,809	180,205
Transurban Group	28,071	188,311
Virgin Australia International Holdings (b)(c)*	176,214	—

		368,516

Utilities 0.3%
APA Group	24,674	141,372
DUET Group	78,937	160,234
SP AusNet	96,528	114,031

		415,637

		6,902,219

Austria 0.7%

Banks 0.1%
Raiffeisen Bank International AG	5,408	198,365

Capital Goods 0.1%
Zumtobel AG	5,271	94,062

Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	190	21,920

Insurance 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,628	139,029

Materials 0.1%
Lenzing AG	605	45,179
RHI AG	1,810	66,791

		111,970

Real Estate 0.2%
Immofinanz AG *	54,778	239,905

Transportation 0.1%
Oesterreichische Post AG	3,690	173,034

Utilities 0.0%
Verbund AG	2,527	59,279

		1,037,564

Belgium 1.1%

Capital Goods 0.1%
Compagnie d’Enterprises CFE	966	76,374

Diversified Financials 0.2%
Ackermans & van Haaren N.V.	782	84,693
Gimv N.V.	1,261	63,909
Groupe Bruxelles Lambert S.A.	1,801	160,605
Sofina S.A.	564	59,727

		368,934

Materials 0.2%
Nyrstar (a)	29,149	119,599
Tessenderlo Chemie N.V.	5,334	133,518

		253,117

Media 0.1%
Telenet Group Holding N.V.	2,980	163,664

Real Estate 0.1%
Befimmo S.C.A.	735	52,721
Cofinimmo	643	77,666

		130,387

Retailing 0.1%
S.A. D’Ieteren N.V.	4,416	208,355

Technology Hardware & Equipment 0.1%
Barco N.V.	1,090	82,596
EVS Broadcast Equipment S.A.	676	44,225

		126,821

Telecommunication Services 0.1%
Mobistar S.A.	10,609	183,896

Utilities 0.1%
Elia System Operator S.A./N.V.	2,681	122,672

		1,634,220

Canada 7.9%

Automobiles & Components 0.2%
Linamar Corp.	4,233	142,338
Martinrea International, Inc.	7,679	81,382

		223,720

Banks 0.3%
Canadian Western Bank	2,356	75,562
Genworth MI Canada, Inc. (b)	4,332	136,319
Home Capital Group, Inc.	960	76,190
Laurentian Bank of Canada	1,783	79,604

		367,675

Capital Goods 0.6%
Aecon Group, Inc.	5,261	72,912
Bird Construction, Inc.	3,326	41,756
CAE, Inc.	12,849	147,265
Genivar, Inc.	1,049	30,022
MacDonald, Dettwiler & Associates Ltd.	1,670	127,414
Russel Metals, Inc.	7,129	196,917
Toromont Industries Ltd.	6,089	134,902
Wajax Corp.	2,633	94,118

		845,306

Commercial & Professional Supplies 0.4%
Newalta Corp.	4,337	67,593
Progressive Waste Solutions Ltd.	7,008	188,265
Ritchie Bros. Auctioneers, Inc.	3,301	65,251
Stantec, Inc.	1,860	110,531
Transcontinental, Inc., Class A	11,967	191,100

		622,740

32 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	3,771	140,113
Gildan Activewear, Inc.	3,302	159,170
Lululemon Athletica, Inc. *	347	23,960

		323,243

Consumer Services 0.0%
EnerCare, Inc.	5,134	49,092

Diversified Financials 0.3%
AGF Management Ltd., Class B	11,568	152,776
CI Financial Corp.	7,277	242,043
Dundee Corp., Class A *	2,767	53,050
GMP Capital, Inc.	10,106	60,191

		508,060

Energy 2.1%
Advantage Oil & Gas Ltd. *	33,165	134,867
AltaGas Ltd.	4,626	171,259
Calfrac Well Services Ltd.	861	26,838
Enerflex Ltd.	3,641	51,578
Ensign Energy Services, Inc.	10,007	171,030
Freehold Royalties Ltd.	2,519	57,331
Gibson Energy, Inc.	6,071	149,118
Gran Tierra Energy, Inc. *	3,327	25,081
Keyera Corp.	2,878	170,309
Lightstream Resources Ltd.	17,320	111,297
Mullen Group Ltd.	6,960	186,508
Nuvista Energy Ltd. *	6,297	40,162
Pacific Rubiales Energy Corp.	7,115	147,193
Parkland Fuel Corp.	5,724	104,911
Pason Systems, Inc.	1,327	27,580
Pembina Pipeline Corp.	6,656	218,388
Petrominerales Ltd.	13,197	151,759
Peyto Exploration & Development Corp.	3,686	111,077
Precision Drilling Corp.	27,408	289,944
Savanna Energy Services Corp.	6,473	48,672
ShawCor Ltd.	3,178	133,594
Trican Well Service Ltd.	8,645	121,469
Trinidad Drilling Ltd.	13,157	127,450
Veresen, Inc.	12,827	158,700
Vermilion Energy, Inc.	3,682	202,384

		3,138,499

Food & Staples Retailing 0.2%
Liquor Stores N.A. Ltd.	2,560	36,903
The Jean Coutu Group (PJC), Inc., Class A	7,793	137,750
The North West Co., Inc.	5,004	124,446

		299,099

Food, Beverage & Tobacco 0.2%
Cott Corp.	9,638	78,942
Maple Leaf Foods, Inc.	11,110	163,562

		242,504

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	3,975	178,268

Materials 1.3%
Agnico-Eagle Mines Ltd.	4,413	131,038
Canfor Corp. *	4,085	84,666
CCL Industries, Inc., Class B	1,319	90,577
Centerra Gold, Inc.	13,775	55,092
Chemtrade Logistics Income Fund	4,210	68,804
Dominion Diamond Corp. *	5,155	69,613
Eldorado Gold Corp.	8,992	60,628
Franco-Nevada Corp.	587	26,410
HudBay Minerals, Inc.	14,232	116,023
IAMGOLD Corp.	23,961	122,488
Lundin Mining Corp. *	31,531	142,134
Major Drilling Group International, Inc.	6,540	51,560
Methanex Corp.	6,172	357,954
New Gold, Inc. *	3,722	21,847
PAN American Silver Corp.	5,166	54,898
Sherritt International Corp.	44,406	152,045
Silver Wheaton Corp.	1,976	44,840
Thompson Creek Metals Co., Inc. (a)*	25,247	81,360
West Fraser Timber Co., Ltd.	2,374	217,602

		1,949,579

Media 0.5%
Aimia, Inc.	9,838	173,897
Cineplex, Inc.	3,425	137,966
Cogeco Cable, Inc.	1,589	75,133
Corus Entertainment, Inc., Class B	4,855	113,151
Quebecor, Inc., Class B	10,870	268,766

		768,913

Real Estate 0.4%
Boardwalk Real Estate Investment Trust	825	46,929
Brookfield Office Properties, Inc.	9,207	172,016
Calloway Real Estate Investment Trust	1,943	46,774
Canadian Real Estate Investment Trust	1,132	46,110
First Capital Realty, Inc.	1,352	23,496
Granite Real Estate Investment Trust	2,403	83,476
H&R REIT	2,957	61,259
RioCan REIT	4,504	109,938

		589,998

Retailing 0.2%
Dollarama, Inc.	1,544	132,713
Reitmans (Canada) Ltd., Class A	11,295	74,206
Sears Canada, Inc.	7,384	102,688

		309,607

Software & Services 0.1%
Davis & Henderson Corp.	4,156	107,024
Open Text Corp.	1,377	101,190

		208,214

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	4,000	113,058

Transportation 0.1%
TransForce, Inc.	6,767	149,859
Westshore Terminals Investment Corp.	2,054	67,629

		217,488

See financial notes 33

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.6%
Atco Ltd., Class I	5,425	251,777
Capital Power Corp.	6,725	139,318
Emera, Inc.	6,471	190,782
Just Energy Group, Inc. (a)	16,525	117,283
Northland Power, Inc.	2,677	42,415
Superior Plus Corp.	16,888	180,113

		921,688

		11,876,751

Denmark 1.5%

Banks 0.3%
Jyske Bank A/S - Reg’d *	4,095	231,530
Sydbank A/S *	6,604	195,278

		426,808

Capital Goods 0.2%
A/S Schouw & Co.	861	32,111
NKT Holding A/S	2,910	141,221
Rockwool International A/S, B Shares	698	109,787
Solar A/S, B Shares	842	47,976

		331,095

Consumer Durables & Apparel 0.1%
Pandora A/S	1,964	93,637

Food, Beverage & Tobacco 0.0%
Royal UNIBREW	541	69,432

Health Care Equipment & Services 0.2%
Coloplast A/S, Class B	2,301	150,082
GN Store Nord A/S	4,862	110,916
William Demant Holding A/S *	720	71,299

		332,297

Insurance 0.2%
Topdanmark A/S *	4,369	118,915
Tryg A/S	1,267	115,699

		234,614

Materials 0.0%
Christian Hansen Holding A/S	1,389	51,467

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
H. Lundbeck A/S	5,896	126,759
Novozymes A/S, B Shares	5,141	201,350

		328,109

Software & Services 0.1%
SimCorp A/S	2,591	84,825

Transportation 0.2%
D/S Norden A/S	6,066	266,806

		2,219,090

Finland 2.0%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	5,036	254,702

Capital Goods 0.6%
Cargotec Oyj, B Shares	3,806	138,978
Cramo Oyj	4,069	81,354
Konecranes Oyj	3,926	132,267
Outotec Oyj (a)	8,540	84,453
Ramirent Oyj	6,494	78,033
Uponor Oyj	7,069	139,626
YIT Oyj	12,075	156,627

		811,338

Consumer Durables & Apparel 0.1%
Amer Sports Oyj	8,812	180,799

Diversified Financials 0.1%
Pohjola Bank plc, A Shares	8,585	156,339

Materials 0.7%
Huhtamaki Oyj	10,196	245,086
Kemira Oyj	10,495	168,509
Metsa Board Oyj, B Shares	31,516	122,292
Outokumpu Oyj (a)*	316,477	175,755
Rautaruukki Oyj	35,030	302,984
Tikkurila Oyj	2,468	63,986

		1,078,612

Media 0.1%
Sanoma Oyj (a)	23,537	204,213

Real Estate 0.0%
Sponda Oyj	10,033	51,991

Retailing 0.1%
Stockmann Oyj Abp, B Shares	4,847	77,390

Software & Services 0.1%
Tieto Oyj	8,813	193,619

		3,009,003

France 4.7%

Automobiles & Components 0.2%
Faurecia *	7,613	221,872
Plastic Omnium S.A.	4,754	135,817

		357,689

Banks 0.1%
Natixis	34,810	187,194

Capital Goods 0.4%
Areva S.A. *	5,176	122,562
Mersen	3,247	118,775
Saft Groupe S.A.	2,952	93,608
Zodiac Aerospace	1,600	256,011

		590,956

Commercial & Professional Supplies 0.6%
Bureau Veritas S.A.	5,124	154,569
Derichebourg S.A. *	15,626	54,609
Edenred	5,084	172,590
Societe BIC S.A.	1,578	197,053
Teleperformance	5,313	281,243

		860,064

Consumer Durables & Apparel 0.2%
Nexity S.A.	4,220	165,232
SEB S.A.	2,110	189,322

		354,554

Consumer Services 0.1%
Club Mediterranee S.A. *	4,007	94,502

Diversified Financials 0.2%
Eurazeo S.A.	3,335	251,802

34 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.1%
Bourbon S.A.	3,813	108,670
Etablissements Maurel et Prom	3,872	62,339

		171,009

Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	606	59,692
Vilmorin & Cie	352	41,526

		101,218

Health Care Equipment & Services 0.1%
bioMerieux	853	85,657
Orpea	1,027	55,393

		141,050

Insurance 0.1%
Euler Hermes S.A.	1,057	139,553

Materials 0.2%
Eramet	1,381	131,141
Imerys S.A.	2,961	237,531

		368,672

Media 0.7%
Havas S.A.	14,341	119,477
Ipsos	2,176	91,597
JC Decaux S.A.	3,599	144,593
Metropole Television S.A.	9,541	219,899
Societe Television Francaise 1	14,913	287,342
Technicolor - Reg’d *	45,756	246,896

		1,109,804

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	1,748	76,567

Real Estate 0.5%
Fonciere des Regions	2,430	208,107
Gecina S.A.	953	127,174
ICADE	2,154	198,124
Klepierre	4,192	188,016
Mercialys	1,338	28,840
Societe Immobilliere de Location pour l’Industrie et le Commerce	477	54,402

		804,663

Software & Services 0.3%
Alten	1,755	79,355
Altran Technologies S.A.	9,788	86,745
Dassault Systemes S.A.	1,016	123,477
UbiSoft Entertainment S.A. *	11,554	148,210

		437,787

Technology Hardware & Equipment 0.2%
Ingenico	1,132	85,034
Neopost S.A.	3,538	267,123

		352,157

Telecommunication Services 0.1%
Iliad S.A.	521	119,124

Transportation 0.4%
Aeroports de Paris	2,216	236,791
Bollore	268	146,145
Groupe Eurotunnel S.A. - Reg’d	16,878	163,394

		546,330

		7,064,695

Germany 3.4%

Automobiles & Components 0.2%
ElringKlinger AG	1,603	68,158
Grammer AG	680	31,640
Leoni AG	3,468	234,728

		334,526

Banks 0.1%
Aareal Bank AG *	3,181	122,001

Capital Goods 0.8%
Bauer AG	2,413	59,415
BayWa AG	2,413	122,887
Deutz AG *	10,897	103,357
DMG MORI SEIKI AG	3,731	122,643
Duerr AG	967	84,631
Heidelberger Druckmaschinen AG *	65,481	175,055
Indus Holding AG	2,849	102,376
Krones AG	915	80,087
Nordex SE *	6,858	120,198
Pfeiffer Vacuum Technology AG	525	61,132
SGL Carbon SE	1,902	74,172
Vossloh AG	562	57,971

		1,163,924

Consumer Durables & Apparel 0.1%
Gerry Weber International AG	990	41,024
Hugo Boss AG	691	90,014
Puma SE	265	78,836

		209,874

Food, Beverage & Tobacco 0.1%
Suedzucker AG	5,272	169,590

Health Care Equipment & Services 0.2%
Draegerwerk AG & Co. KGaA	102	10,095
Rhoen-klinikum AG	9,247	258,196

		268,291

Insurance 0.0%
Talanx AG *	788	27,002

Materials 0.3%
Fuchs Petrolub AG	815	55,406
Symrise AG	5,237	221,731
Wacker Chemie AG	2,416	226,881

		504,018

Media 0.2%
Axel Springer AG	3,032	182,951
ProSiebenSat.1 Media AG - Reg’d	3,997	190,026

		372,977

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Gerresheimer AG	1,757	116,223
Stada Arzneimittel AG	4,498	258,553

		374,776

Real Estate 0.1%
Deutsche Euroshop AG	1,116	49,613
Gagfah S.A. *	4,453	63,121
GSW Immobilien AG	504	23,393

		136,127

See financial notes 35

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 0.1%
Fielmann AG	706	78,953

Semiconductors & Semiconductor Equipment 0.1%
Aixtron SE *	5,123	73,527
Kontron AG	9,349	63,946
SMA Solar Technology AG	1,452	59,189

		196,662

Software & Services 0.3%
Bechtle AG	1,940	124,409
Software AG	3,964	146,776
United Internet AG - Reg’d	4,034	159,126

		430,311

Technology Hardware & Equipment 0.2%
Jenoptik AG	3,582	62,577
Wincor Nixdorf AG	3,664	242,257

		304,834

Telecommunication Services 0.1%
Telefonica Deutschland Holding AG	11,429	90,027

Transportation 0.2%
Fraport AG Frankfurt Airport Services Worldwide	2,392	185,053
Hamburger Hafen und Logistik AG	2,395	60,102

		245,155

		5,029,048

Greece 0.0%

Banks 0.0%
TT Hellenic Postbank S.A. (b)(c)*	24,275	—

Hong Kong 2.6%

Automobiles & Components 0.0%
Xinyi Glass Holdings Ltd.	26,000	25,750

Banks 0.2%
Bank of East Asia Ltd.	43,600	188,950
Wing Hang Bank Ltd.	6,000	85,481

		274,431

Capital Goods 0.1%
Johnson Electric Holdings Ltd.	98,500	70,898
NWS Holdings Ltd.	59,000	92,134
Singamas Container Holdings Ltd.	68,000	15,870

		178,902

Consumer Durables & Apparel 0.1%
Techtronic Industries Co., Ltd.	56,000	140,641

Consumer Services 0.4%
Cafe De Coral Holdings Ltd.	18,000	61,776
Galaxy Entertainment Group Ltd. *	5,000	37,325
Sands China Ltd.	23,200	164,954
SJM Holdings Ltd.	53,000	171,368
Wynn Macau Ltd.	23,200	89,059

		524,482

Diversified Financials 0.1%
First Pacific Co., Ltd.	110,000	125,074
Guoco Group Ltd.	5,000	61,912

		186,986

Food & Staples Retailing 0.0%
Dairy Farm International Holdings Ltd.	4,500	50,985

Media 0.1%
Television Broadcasts Ltd.	10,000	58,466

Real Estate 0.9%
Great Eagle Holdings Ltd.	15,000	53,414
Hang Lung Group Ltd.	25,000	132,250
Hang Lung Properties Ltd.	44,000	144,897
Henderson Land Development Co., Ltd.	19,400	114,795
Hongkong Land Holdings Ltd.	30,000	184,505
Hysan Development Co., Ltd.	12,000	56,134
Kerry Properties Ltd.	29,000	125,760
New World Development Co., Ltd.	135,000	186,760
Sino Land Co., Ltd.	98,000	137,444
Swire Properties Ltd.	11,800	31,962
Wheelock & Co., Ltd.	25,000	127,583

		1,295,504

Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	31,000	100,538
Luk Fook Holdings International Ltd.	17,000	60,689

		161,227

Technology Hardware & Equipment 0.1%
VTech Holdings Ltd.	12,400	178,028

Telecommunication Services 0.0%
Hutchison Telecommunications Hong Kong Holdings Ltd.	96,000	42,126

Transportation 0.5%
Cathay Pacific Airways Ltd.	107,000	211,967
MTR Corp., Ltd.	38,000	147,210
Orient Overseas International Ltd.	39,000	201,440
Pacific Basin Shipping Ltd.	277,000	198,223

		758,840

		3,876,368

Ireland 0.7%

Capital Goods 0.3%
Grafton Group plc	30,638	291,000
Kingspan Group plc	10,545	176,391

		467,391

Consumer Services 0.1%
Paddy Power plc	1,001	81,547

Food, Beverage & Tobacco 0.1%
C&C Group plc	23,458	137,331
Glanbia plc	5,884	82,446

		219,777

36 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 0.1%
UDG Healthcare plc	24,169	120,908

Insurance 0.0%
FBD Holdings plc	3,071	66,297

Materials 0.1%
James Hardie Industries plc CDI	10,487	108,470

Transportation 0.0%
Aer Lingus Group plc	10,209	19,406

		1,083,796

Israel 1.2%

Banks 0.3%
Bank Hapoalim B.M.	48,457	259,413
Israel Discount Bank Ltd., Class A *	54,692	109,141
Mizrahi Tefahot Bank Ltd.	6,357	74,516

		443,070

Capital Goods 0.1%
Clal Industries Ltd.	12,514	55,773
Discount Investment Corp. - Reg’d *	11,032	76,827
Elbit Systems Ltd.	1,916	102,259

		234,859

Energy 0.2%
Delek Group Ltd.	359	123,964
Oil Refineries Ltd. *	211,543	68,376
Paz Oil Co., Ltd. *	616	95,620

		287,960

Food & Staples Retailing 0.0%
Shufersal Ltd.	14,753	59,525

Materials 0.1%
The Israel Corp., Ltd. *	311	156,485

Software & Services 0.2%
Check Point Software Technologies Ltd. *	3,949	229,121
NICE Systems Ltd.	1,486	58,268

		287,389

Telecommunication Services 0.3%
Cellcom Israel Ltd. *	18,343	213,583
Partner Communications Co., Ltd. *	22,143	181,820

		395,403

		1,864,691

Italy 2.8%

Automobiles & Components 0.0%
Piaggio & C. S.p.A.	22,502	64,935

Banks 0.3%
Banca Carige S.p.A. (a)*	170,578	136,387
Banca Piccolo Credito Valtellinese Scarl *	99,409	177,894
Banca Popolare Di Sondrio Scarl	19,956	114,862

		429,143

Capital Goods 0.3%
Astaldi S.p.A.	6,811	66,350
C.I.R. S.p.A. - Compagnie Industriali Riunite *	102,541	170,564
Danieli S.p.A. - Officine Meccaniche Danieli & C.	620	19,058
Danieli S.p.A. - Officine Meccaniche Danieli & C. - RSP	2,469	50,997
Impregilo S.p.A.	16,696	106,288

		413,257

Consumer Durables & Apparel 0.4%
De’Longhi S.p.A.	1,634	25,234
Geox S.p.A.	16,956	46,430
Indesit Co., S.p.A.	6,916	71,425
Luxottica Group S.p.A.	4,185	226,707
Prada S.p.A.	7,000	68,296
Safilo Group S.p.A. *	4,745	97,006
Tod’s S.p.A.	397	66,065

		601,163

Consumer Services 0.2%
Autogrill S.p.A. *	9,777	87,766
GTECH S.p.A.	5,220	158,526

		246,292

Diversified Financials 0.1%
Azimut Holding S.p.A.	2,905	73,692

Energy 0.2%
ERG S.p.A.	16,044	195,929
Saras S.p.A. *	120,286	148,883

		344,812

Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	9,378	81,729
Parmalat S.p.A.	38,790	130,471

		212,200

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	19,495	53,709

Insurance 0.4%
Fondiaria-Sai S.p.A. *	44,396	113,746
Mediolanum S.p.A.	7,671	66,756
Societa Cattolica di Assicurazioni S.c.r.l.	4,548	115,143
Unipol Gruppo Finanziario S.p.A.	46,212	245,032

		540,677

Materials 0.1%
Buzzi Unicem S.p.A.	11,705	202,653

Media 0.0%
RCS MediaGroup S.p.A. *	12,983	28,568

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	6,145	80,718

Real Estate 0.0%
Beni Stabili S.p.A.	77,862	53,301

Transportation 0.2%
Alitalia S.p.A. (b)(c)*	14,782	—
Ansaldo STS S.p.A.	6,370	67,594
Autostrada Torino-Milano S.p.A.	6,272	94,686
Societa Iniziative Autostradali e Servizi S.p.A.	7,523	78,855

		241,135

See financial notes 37

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.4%
ACEA S.p.A.	12,522	130,292
Enel Green Power S.p.A.	62,560	152,181
Hera S.p.A.	90,692	182,722
Iren S.p.A.	121,243	181,280

		646,475

		4,232,730

Japan 36.9%

Automobiles & Components 3.1%
Aisan Industry Co., Ltd.	5,400	54,398
Akebono Brake Industry Co., Ltd.	10,300	49,591
Calsonic Kansei Corp.	34,000	163,464
EXEDY Corp.	4,700	139,592
F.C.C. Co., Ltd.	4,100	93,664
Futaba Industrial Co., Ltd. *	23,100	86,067
Imasen Electric Industrial	1,399	19,798
Keihin Corp.	9,200	150,311
Koito Manufacturing Co., Ltd.	11,000	200,241
KYB Co., Ltd.	20,000	115,807
Mitsuba Corp.	1,500	22,386
Mitsubishi Motors Corp. *	14,600	164,062
Musashi Seimitsu Industry Co., Ltd.	4,000	94,389
NGK Spark Plug Co., Ltd.	13,000	296,895
Nifco, Inc.	5,300	141,238
Nippon Seiki Co., Ltd.	4,000	65,216
Nissan Shatai Co., Ltd.	15,000	258,616
Nissin Kogyo Co., Ltd.	5,500	102,881
NOK Corp.	12,600	194,775
Press Kogyo Co., Ltd.	13,000	57,026
Riken Corp.	11,000	48,141
Sanden Corp.	15,000	60,691
Showa Corp.	7,300	101,319
Sumitomo Rubber Industries Ltd.	14,900	207,430
T RAD Co., Ltd.	16,000	50,726
Tachi-S Co., Ltd.	5,500	87,784
Takata Corp.	5,800	146,287
The Yokohama Rubber Co., Ltd.	19,000	185,850
Tokai Rika Co., Ltd.	8,900	188,726
Tokai Rubber Industries Ltd.	8,400	77,326
Toyo Tire & Rubber Co., Ltd.	23,000	134,387
Toyoda Gosei Co., Ltd.	9,100	227,541
Toyota Boshoku Corp.	15,100	202,251
TS Tech Co., Ltd.	5,100	191,073
Unipres Corp.	5,900	119,051
Yorozu Corp.	3,100	61,166

		4,560,166

Banks 1.7%
Aozora Bank Ltd.	11,000	31,977
Fukuoka Financial Group, Inc.	40,000	180,418
Hokuhoku Financial Group, Inc.	95,000	195,885
Seven Bank Ltd.	23,500	83,173
Shinsei Bank Ltd.	79,000	184,963
Suruga Bank Ltd.	7,000	111,043
The 77 Bank Ltd.	13,000	64,296
The Awa Bank Ltd.	10,000	52,225
The Bank of Kyoto Ltd.	10,000	88,113
The Chugoku Bank Ltd.	7,000	100,635
The Daishi Bank Ltd.	13,000	45,386
The Gunma Bank Ltd.	18,000	104,151
The Hachijuni Bank Ltd.	20,000	123,552
The Hiroshima Bank Ltd.	18,000	76,606
The Hyakugo Bank Ltd.	12,000	48,795
The Iyo Bank Ltd.	9,000	93,975
The Joyo Bank Ltd.	19,000	98,689
The Juroku Bank Ltd.	14,000	54,814
The Kagoshima Bank Ltd.	7,000	47,119
The Keiyo Bank Ltd.	11,000	56,020
The Kiyo Bank Ltd. *	3,500	46,522
The Musashino Bank Ltd.	1,400	49,120
The Nishi-Nippon City Bank Ltd.	29,000	78,351
The Ogaki Kyoritsu Bank Ltd.	21,000	59,153
The San-in Godo Bank Ltd.	8,000	58,077
The Shiga Bank Ltd.	7,000	38,258
The Shizuoka Bank Ltd.	16,000	180,022
Yamaguchi Financial Group, Inc.	12,000	113,084

		2,464,422

Capital Goods 7.2%
Aica Kogyo Co., Ltd.	4,400	90,075
Amada Co., Ltd.	29,000	249,475
Asahi Diamond Industrial Co., Ltd.	4,200	40,772
Central Glass Co., Ltd.	36,000	125,203
Chiyoda Corp.	9,000	114,131
CKD Corp.	6,800	63,124
COMSYS Holdings Corp.	16,000	222,139
Daifuku Co., Ltd.	12,000	154,312
Daihen Corp.	14,000	59,816
DMG Mori Seiki Co., Ltd.	9,300	150,864
Ebara Corp.	39,000	209,677
Fuji Electric Co., Ltd.	55,000	246,561
Fuji Machine Manufacturing Co., Ltd.	9,138	82,308
Fujitec Co., Ltd.	6,000	73,779
Furukawa Co., Ltd.	38,000	79,221
Futaba Corp.	5,500	76,193
Glory Ltd.	6,100	151,261
GS Yuasa Corp.	30,000	180,190
Hino Motors Ltd.	17,000	240,202
Hitachi Construction Machinery Co., Ltd.	9,900	209,668
Hitachi Koki Co., Ltd.	6,000	43,982
Hitachi Zosen Corp.	13,300	105,753
Hoshizaki Electric Co., Ltd.	3,600	131,922
Inaba Denki Sangyo Co., Ltd.	3,300	99,339
Inabata & Co., Ltd.	12,600	123,576
Iseki & Co., Ltd.	12,000	39,017
Iwatani Corp.	38,000	175,011
Kamei Corp.	10,500	78,185
Kandenko Co., Ltd.	27,000	170,607
Kanematsu Corp.	86,000	116,656
Keihan Electric Railway Co., Ltd.	28,000	115,183
Kinden Corp.	26,000	285,552
Kitz Corp.	14,900	64,204
Komori Corp.	7,000	110,076
Kurita Water Industries Ltd.	9,200	200,781
Kuroda Electric Co., Ltd.	7,000	98,054
Kyowa Exeo Corp.	14,300	169,806
Mabuchi Motor Co., Ltd.	1,800	95,703
Maeda Corp.	19,000	136,702

38 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Maeda Road Construction Co., Ltd.	9,000	160,029
Makino Milling Machine Co., Ltd.	8,000	52,383
Meidensha Corp.	18,000	67,320
Minebea Co., Ltd.	47,000	260,190
Mirait Holdings Corp.	12,500	110,903
Misumi Group, Inc.	4,600	134,662
Miura Co., Ltd.	2,900	76,068
Nabtesco Corp.	4,900	119,597
Nachi-Fujikoshi Corp.	13,000	63,825
NGK Insulators Ltd.	21,000	353,220
Nichias Corp.	11,000	74,420
Nippo Corp.	7,000	131,327
Nippon Densetsu Kogyo Co., Ltd.	3,000	37,500
Nishimatsu Construction Co., Ltd.	57,000	201,232
Nisshinbo Holdings, Inc.	19,000	167,813
Nitta Corp.	2,400	50,550
Nitto Boseki Co., Ltd.	13,000	60,444
Nitto Kogyo Corp.	3,100	49,013
Noritake Co., Ltd.	16,000	43,506
Noritz Corp.	4,500	104,306
NTN Corp. *	72,000	346,093
Oiles Corp.	2,100	46,920
Okuma Corp.	10,000	84,473
Okumura Corp.	18,000	85,467
OSG Corp.	4,500	72,795
Penta-Ocean Construction Co., Ltd.	34,000	102,797
Ryobi Ltd.	28,000	123,747
Sanki Engineering Co., Ltd.	5,000	31,218
Sankyo Tateyama, Inc.	3,700	78,191
Sanwa Holdings Corp.	22,000	140,994
ShinMaywa Industries Ltd.	10,000	78,349
Sintokogio Ltd.	5,500	41,386
Tadano Ltd.	6,000	82,508
Taikisha Ltd.	3,200	74,384
Takara Standard Co., Ltd.	9,000	72,412
Takasago Thermal Engineering Co., Ltd.	8,800	73,543
The Japan Steel Works Ltd.	26,000	145,249
The Nippon Road Co., Ltd.	11,000	68,509
The Nippon Signal Co., Ltd.	7,000	53,235
THK Co., Ltd.	8,800	192,090
TOA Corp. *	35,000	85,055
Toda Corp.	40,000	146,233
TOKAI Holdings Corp.	9,900	35,062
Toshiba Machine Co., Ltd.	13,000	67,235
Toshiba Plant Systems & Services Corp.	3,000	52,933
Totetsu Kogyo Co., Ltd.	1,200	27,027
TOTO Ltd.	23,000	325,272
Toyo Engineering Corp.	17,000	72,436
Trusco Nakayama Corp.	4,100	87,290
Tsubakimoto Chain Co.	13,000	86,124
Ushio, Inc.	10,800	136,414
Yamazen Corp.	9,400	59,610
Yuasa Trading Co., Ltd.	30,000	60,574

		10,733,013

Commercial & Professional Supplies 0.7%
Aeon Delight Co., Ltd.	1,200	23,318
Duskin Co., Ltd.	7,200	146,347
Kokuyo Co., Ltd.	18,800	143,871
Kyodo Printing Co., Ltd.	9,000	25,061
Matsuda Sangyo Co., Ltd.	3,496	48,963
Meitec Corp.	2,400	63,976
Moshi Moshi Hotline, Inc.	3,700	46,507
Nissha Printing Co., Ltd. (a)*	5,200	84,980
Okamura Corp.	9,000	65,044
Park24 Co., Ltd.	4,000	78,098
Sato Holdings Corp.	2,500	50,716
Sohgo Security Services Co., Ltd.	9,900	200,129
Temp Holdings Co., Ltd.	1,600	46,605
Toppan Forms Co., Ltd.	10,000	93,266

		1,116,881

Consumer Durables & Apparel 1.7%
Alpine Electronics, Inc.	8,400	101,693
Asics Corp.	8,300	146,334
Casio Computer Co., Ltd.	25,800	246,943
Foster Electric Co., Ltd.	3,700	72,392
Funai Electric Co., Ltd.	9,800	103,945
Gunze Ltd.	39,000	104,159
Haseko Corp. *	24,700	183,080
JVC KENWOOD Corp.	41,460	81,208
Kurabo Industries Ltd.	31,000	54,069
Onward Holdings Co., Ltd.	18,000	148,982
PanaHome Corp.	13,000	87,944
Pioneer Corp. (a)*	74,800	137,692
Rinnai Corp.	1,700	131,580
Sangetsu Co., Ltd.	3,800	100,857
Sankyo Co., Ltd.	4,700	223,527
Sanyo Shokai Ltd.	20,000	55,189
Sumitomo Forestry Co., Ltd.	19,300	224,535
Tamron Co., Ltd.	1,700	36,273
Token Corp.	1,200	63,742
Tomy Co., Ltd.	12,800	65,965
TSI Holdings Co., Ltd.	5,800	40,996
Unitika Ltd. *	78,000	47,763
Wacoal Holdings Corp.	11,000	118,118

		2,576,986

Consumer Services 0.7%
Accordia Golf Co., Ltd.	7,000	76,826
Doutor Nichires Holdings Co., Ltd.	4,200	76,284
H.I.S. Co., Ltd.	2,300	124,050
McDonald’s Holdings Co., Ltd.	6,533	180,450
MOS Food Services, Inc.	2,700	52,349
Plenus Co., Ltd.	3,900	88,466
Resorttrust, Inc.	2,000	76,186
Round One Corp.	9,700	51,463
Royal Holdings Co., Ltd.	1,800	28,877
Saizeriya Co., Ltd.	4,400	54,388
Tokyo Dome Corp.	9,000	61,894
Yoshinoya Holdings Co., Ltd.	7,900	90,641
Zensho Holdings Co., Ltd.	5,000	57,062

		1,018,936

Diversified Financials 0.8%
Acom Co., Ltd. *	33,700	131,958
AEON Financial Service Co., Ltd.	4,200	128,983
Aiful Corp. *	33,100	159,946
Century Tokyo Leasing Corp.	900	28,472
Daiwa Securities Group, Inc.	34,000	310,548
Hitachi Capital Corp.	2,600	69,928

See financial notes 39

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Jaccs Co., Ltd.	13,000	62,112
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	17,200	97,261
Orient Corp. *	41,000	102,691
SBI Holdings, Inc.	12,400	150,063

		1,241,962

Energy 0.1%
Japan Petroleum Exploration Co.	3,200	130,286
Shinko Plantech Co., Ltd.	6,100	49,250

		179,536

Food & Staples Retailing 1.1%
Ain Pharmaciez, Inc.	600	26,026
Arcs Co., Ltd.	6,900	129,334
Cawachi Ltd.	4,500	84,642
cocokara fine, Inc.	3,400	96,847
Cosmos Pharmaceutical Corp.	200	24,366
FamilyMart Co., Ltd.	4,000	179,187
Heiwado Co., Ltd.	6,500	101,370
Kato Sangyo Co., Ltd.	7,100	145,748
Matsumotokiyoshi Holdings Co., Ltd.	6,000	202,454
Mitsubishi Shokuhin Co., Ltd.	1,400	39,210
San-A Co., Ltd.	1,400	39,900
Sugi Holdings Co., Ltd.	3,000	125,473
Sundrug Co., Ltd.	2,500	124,623
Tsuruha Holdings, Inc.	1,600	145,262
Valor Co., Ltd.	7,500	108,250
Welcia Holdings Co., Ltd.	1,000	60,489
Yokohama Reito Co., Ltd.	4,300	34,033

		1,667,214

Food, Beverage & Tobacco 2.4%
Calbee, Inc.	3,600	94,462
Coca-Cola Central Japan Co., Ltd.	9,900	175,335
DyDo Drinco, Inc.	1,700	71,995
Ezaki Glico Co., Ltd.	10,000	111,098
Fuji Oil Co., Ltd.	6,800	123,928
Hokuto Corp.	2,400	46,041
House Foods Corp.	9,400	148,893
Ito En Ltd.	6,000	134,849
Itoham Foods, Inc.	33,000	139,105
J-Oil Mills, Inc.	20,000	63,184
Kagome Co., Ltd.	6,800	117,998
Kewpie Corp.	14,900	224,185
Kikkoman Corp.	14,000	255,158
Marudai Food Co., Ltd.	28,000	88,059
Maruha Nichiro Holdings, Inc.	63,000	120,817
Megmilk Snow Brand Co., Ltd.	9,400	133,490
Mitsui Sugar Co., Ltd.	12,000	43,061
Morinaga & Co., Ltd.	16,000	34,047
Morinaga Milk Industry Co., Ltd.	58,000	180,847
Nichirei Corp.	36,000	185,821
Nippon Flour Mills Co., Ltd.	23,000	110,950
Nippon Suisan Kaisha Ltd. *	54,000	110,144
Nissin Food Holdings Co., Ltd.	5,200	222,580
Prima Meat Packers Ltd.	27,000	57,245
Sapporo Holdings Ltd.	41,000	182,315
Takara Holdings, Inc.	13,000	119,214
The Nisshin Oillio Group Ltd.	23,000	77,283
Warabeya Nichiyo Co., Ltd.	3,300	61,572
Yakult Honsha Co., Ltd.	3,900	198,095

		3,631,771

Health Care Equipment & Services 0.5%
Miraca Holdings, Inc.	3,900	175,726
Nichii Gakkan Co.	6,500	65,147
Nihon Kohden Corp.	2,500	102,967
Nipro Corp.	9,400	86,141
Ship Healthcare Holdings, Inc.	700	28,724
Sysmex Corp.	2,200	145,735
Toho Holdings Co., Ltd.	7,700	149,075

		753,515

Household & Personal Products 0.6%
Fancl Corp.	5,800	68,975
Kobayashi Pharmaceutical Co., Ltd.	2,000	111,982
Kose Corp.	3,500	102,287
Lion Corp.	20,000	120,031
Mandom Corp.	2,200	75,528
Pigeon Corp.	1,400	72,230
Pola Orbis Holdings, Inc.	2,000	67,763
Unicharm Corp.	3,800	244,070

		862,866

Insurance 0.1%
Sony Financial Holdings, Inc.	4,999	93,344

Materials 4.6%
Adeka Corp.	12,900	151,686
Aichi Steel Corp.	15,000	76,888
Air Water, Inc.	12,000	171,531
Asahi Holdings, Inc.	4,500	74,189
Chugoku Marine Paints Ltd.	10,000	57,125
Daicel Corp.	29,000	244,435
Daido Steel Co., Ltd.	25,000	143,759
Daio Paper Corp.	19,000	140,671
Dowa Holdings Co., Ltd.	22,000	207,631
Earth Chemical Co., Ltd.	1,500	55,719
FP Corp.	1,000	77,270
Fuji Seal International, Inc.	2,700	81,474
Furukawa-Sky Aluminum Corp.	36,300	119,388
Godo Steel Ltd.	29,000	53,314
Hitachi Chemical Co., Ltd.	15,000	230,127
Hitachi Metals Ltd.	16,990	228,781
Hokuetsu Kishu Paper Co., Ltd.	17,500	81,538
Ishihara Sangyo Kaisha Ltd. *	52,000	48,230
Kansai Paint Co., Ltd.	12,000	161,243
Kureha Corp.	23,000	88,699
Kyoei Steel Ltd.	3,700	76,568
Lintec Corp.	6,300	130,666
Maruichi Steel Tube Ltd.	4,800	117,216
Mitsubishi Gas Chemical Co., Inc.	31,000	253,351
Mitsubishi Paper Mills Ltd. *	58,000	52,594
Mitsubishi Steel Mfg. Co., Ltd.	22,000	62,445
Nihon Parkerizing Co., Ltd.	4,000	78,140
Nippon Denko Co., Ltd.	19,000	55,333
Nippon Kayaku Co., Ltd.	11,000	154,219
Nippon Paint Co., Ltd.	12,000	201,836
Nippon Shokubai Co., Ltd.	16,000	196,280
Nippon Soda Co., Ltd.	16,000	98,023
Nissan Chemical Industries Ltd.	11,600	182,363
Nittetsu Mining Co., Ltd.	12,000	68,858
NOF Corp.	20,000	139,068

40 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Pacific Metals Co., Ltd.	25,000	91,612
Rengo Co., Ltd.	33,000	176,499
Sanyo Chemical Industries Ltd.	8,000	55,057
Sanyo Special Steel Co., Ltd.	17,000	91,674
Sumitomo Bakelite Co., Ltd.	29,000	104,570
Sumitomo Osaka Cement Co., Ltd.	38,000	153,322
Taiyo Nippon Sanso Corp.	29,000	198,863
Toagosei Co., Ltd.	29,000	131,506
Toho Zinc Co., Ltd.	18,000	54,248
Tokai Carbon Co., Ltd.	29,000	99,702
Tokuyama Corp.	77,000	297,837
Tokyo Ohka Kogyo Co., Ltd.	3,500	77,318
Tokyo Steel Manufacturing Co., Ltd. *	32,100	172,487
Topy Industries Ltd.	37,000	81,100
Toyo Ink SC Holdings Co., Ltd.	25,000	127,448
Toyo Kohan Co., Ltd.	13,000	59,138
Toyobo Co., Ltd.	108,000	207,537
Yamato Kogyo Co., Ltd.	3,700	137,137
Yodogawa Steel Works Ltd.	26,000	117,616
Zeon Corp.	13,000	154,923

		6,950,252

Media 0.6%
Asatsu-DK, Inc.	6,000	164,891
Avex Group Holdings, Inc.	1,900	48,145
CyberAgent, Inc.	1,200	32,692
Daiichikosho Co., Ltd.	4,100	117,160
Kadokawa Group Holdings, Inc. (a)	2,100	76,617
SKY Perfect JSAT Holdings, Inc.	21,700	125,305
Toho Co., Ltd.	6,500	139,281
Tokyo Broadcasting System Holdings, Inc.	4,700	61,928
TV Asahi Corp.	2,500	58,086
Zenrin Co., Ltd.	2,100	22,107

		846,212

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Chugai Pharmaceutical Co., Ltd.	10,900	256,110
Dainippon Sumitomo Pharma Co., Ltd.	8,300	111,685
Hisamitsu Pharmaceutical Co., Inc.	2,500	135,277
Kaken Pharmaceutical Co., Ltd.	5,000	78,083
Kissei Pharmaceutical Co., Ltd.	2,800	64,819
Kyorin Holdings, Inc.	2,500	53,296
Kyowa Hakko Kirin Co., Ltd.	18,000	198,809
Mitsubishi Tanabe Pharma Corp.	14,300	201,683
Mochida Pharmaceutical Co., Ltd.	1,200	75,953
Nippon Shinyaku Co., Ltd.	3,000	51,713
Rohto Pharmaceutical Co., Ltd.	7,000	101,586
Santen Pharmaceutical Co., Ltd.	3,900	197,986
Sawai Pharmaceutical Co., Ltd.	900	65,793
Tsumura & Co.	3,400	106,862

		1,699,655

Real Estate 1.3%
Advance Residence Investment Corp.	39	88,295
Aeon Mall Co., Ltd.	3,130	88,895
Daikyo, Inc.	16,000	49,702
Japan Excellent, Inc.	5	30,912
Japan Prime Realty Investment Corp.	21	69,786
Japan Real Estate Investment Corp.	14	159,949
Japan Retail Fund Investment Corp.	66	133,671
Kenedix Realty Investment Corp.	13	58,399
Leopalace21 Corp. *	30,300	210,358
Nippon Building Fund, Inc.	16	197,934
Nomura Real Estate Holdings, Inc.	6,700	169,519
Nomura Real Estate Office Fund, Inc.	15	74,100
NTT Urban Development Corp.	4,800	61,274
Orix JREIT, Inc.	61	76,071
Tokyo Tatemono Co., Ltd.	20,000	187,760
Tokyu Fudosan Holdings Corp. *	23,400	229,883
United Urban Investment Corp.	51	77,838

		1,964,346

Retailing 2.3%
ABC-Mart, Inc.	1,200	60,013
Alpen Co., Ltd.	2,800	58,269
Aoyama Trading Co., Ltd.	7,900	201,432
Arc Land Sakamoto Co., Ltd.	3,200	47,803
Autobacs Seven Co., Ltd.	10,900	158,927
Bic Camera, Inc. (a)	151	74,240
Canon Marketing Japan, Inc.	13,700	183,536
Chiyoda Co., Ltd.	3,200	70,237
DCM Holdings Co., Ltd.	21,800	152,315
Don Quijote Co., Ltd.	3,100	206,356
Doshisha Co., Ltd.	3,400	49,312
GEO Holdings Corp.	10,900	101,609
Gulliver International Co., Ltd.	4,000	23,850
H2O Retailing Corp.	17,000	144,458
Hikari Tsushin, Inc.	1,300	96,324
Izumi Co., Ltd.	3,900	126,842
Kohnan Shoji Co., Ltd.	7,600	79,945
Komeri Co., Ltd.	4,400	107,452
Marui Group Co., Ltd.	26,500	253,676
Nitori Holdings Co., Ltd.	2,600	243,895
Point, Inc.	1,390	65,096
Rakuten, Inc.	9,360	121,957
Ryohin Keikaku Co., Ltd.	2,100	209,487
T-Gaia Corp.	2,600	26,201
The Daiei, Inc. *	65,200	226,068
United Arrows Ltd.	600	25,852
USS Co., Ltd.	10,500	153,767
Xebio Co., Ltd.	4,700	101,632

		3,370,551

Semiconductors & Semiconductor Equipment 0.6%
Advantest Corp.	10,900	130,451
Dainippon Screen Manufacturing Co., Ltd. *	16,000	91,960
Disco Corp.	1,400	88,471
Renesas Electronics Corp. (a)*	32,538	187,924
Sanken Electric Co., Ltd.	13,000	71,741
Shinko Electric Industries Co., Ltd.	10,300	91,823
Sumco Corp.	16,700	151,749
Tokyo Seimitsu Co., Ltd.	2,300	43,917

See financial notes 41

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ULVAC, Inc. *	9,800	100,216

		958,252

Software & Services 1.5%
Capcom Co., Ltd.	4,100	76,667
Dena Co., Ltd.	4,286	93,393
DTS Corp.	3,800	65,062
Fuji Soft, Inc.	3,700	73,565
Gree, Inc.	3,100	26,640
IT Holdings Corp.	17,200	247,068
Itochu Techno-Solutions Corp.	2,900	113,767
NEC Networks & System Integration Corp.	4,500	113,307
Net One Systems Co., Ltd.	14,000	97,662
Nexon Co., Ltd.	1,861	21,751
Nihon Unisys Ltd.	10,800	96,313
Nomura Research Institute Ltd.	8,100	271,854
NS Solutions Corp.	2,300	52,442
NSD Co., Ltd.	4,200	51,368
OBIC Co., Ltd.	2,900	91,068
Otsuka Corp.	1,700	220,495
SCSK Corp.	2,776	70,372
Square Enix Holdings Co., Ltd.	7,600	122,487
Transcosmos, Inc.	3,300	57,101
Trend Micro, Inc.	4,500	167,374
Yahoo Japan Corp.	31,900	148,836

		2,278,592

Technology Hardware & Equipment 2.6%
Alps Electric Co., Ltd. *	28,800	252,736
Amano Corp.	6,900	67,600
Anritsu Corp.	4,200	55,069
Azbil Corp.	7,900	190,348
Canon Electronics, Inc.	2,500	46,728
Citizen Holdings Co., Ltd.	33,000	235,442
Daiwabo Holdings Co., Ltd.	33,000	63,241
Eizo Corp.	3,650	89,819
Hamamatsu Photonics K.K.	3,500	130,968
Hirose Electric Co., Ltd.	1,700	259,371
Hitachi High-Technologies Corp.	10,700	246,099
Hitachi Kokusai Electric, Inc.	5,000	67,173
Horiba Ltd.	3,300	120,583
Hosiden Corp.	31,400	171,628
Japan Aviation Electronics Industry Ltd.	8,000	80,541
Macnica, Inc.	2,200	59,649
Melco Holdings, Inc.	1,500	20,545
Mitsumi Electric Co., Ltd. *	34,100	229,950
Nichicon Corp.	6,200	64,932
Nippon Chemi-Con Corp. *	22,000	99,423
Oki Electric Industry Co., Ltd. *	70,000	160,399
Riso Kagaku Corp.	3,000	66,829
Ryosan Co., Ltd.	8,400	162,643
Shimadzu Corp.	20,000	195,848
Star Micronics Co., Ltd.	5,500	59,184
Taiyo Yuden Co., Ltd.	12,000	153,815
Toshiba Tec Corp.	19,000	117,025
UKC Holdings Corp.	2,600	51,828
Yaskawa Electric Corp.	13,000	168,360
Yokogawa Electric Corp.	14,500	189,498

		3,877,274

Transportation 1.5%
Fukuyama Transporting Co., Ltd.	17,000	108,660
Hitachi Transport System Ltd.	6,500	103,070
Japan Airport Terminal Co., Ltd.	4,400	106,687
Kamigumi Co., Ltd.	27,000	234,856
Keikyu Corp.	16,000	150,609
Keio Corp.	29,000	200,925
Keisei Electric Railway Co., Ltd.	13,000	134,253
Kintetsu World Express, Inc.	2,900	110,686
Mitsubishi Logistics Corp.	8,000	111,175
Mitsui-Soko Co., Ltd.	10,000	50,238
Nankai Electric Railway Co., Ltd.	16,000	59,769
Nippon Konpo Unyu Soko Co., Ltd.	7,100	123,766
Nishi-Nippon Railroad Co., Ltd.	30,000	114,927
Odakyu Electric Railway Co., Ltd.	21,000	202,667
Sankyu, Inc.	46,000	164,654
Senko Co., Ltd.	11,000	59,325
Sotetsu Holdings, Inc.	26,000	96,711
The Sumitomo Warehouse Co., Ltd.	10,000	58,649

		2,191,627

Utilities 0.1%
Shizuoka Gas Co., Ltd.	4,300	28,477
The Okinawa Electric Power Co., Inc.	3,400	118,145

		146,622

		55,183,995

Luxembourg 0.5%

Banks 0.1%
Espirito Santo Financial Group S.A. (a)*	30,124	212,962

Commercial & Professional Supplies 0.1%
Regus plc	40,884	134,162

Consumer Durables & Apparel 0.0%
Samsonite International S.A.	16,500	45,102

Household & Personal Products 0.1%
Oriflame Cosmetics S.A. SDR	3,753	118,433

Materials 0.2%
AZ Electronic Materials S.A.	7,621	35,011
Ternium S.A. ADR	7,526	196,278

		231,289

Media 0.0%
RTL Group S.A. *	533	57,894

Semiconductors & Semiconductor Equipment 0.0%
Magnachip Semiconductor Corp. *	1,072	20,036

		819,878

Netherlands 1.9%

Capital Goods 0.5%
Aalberts Industries N.V.	6,662	198,906
AerCap Holdings N.V. *	4,987	101,186
Arcadis N.V.	3,871	121,542
Koninklijke Boskalis Westminster N.V.	5,299	254,683

42 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sensata Technologies Holding N.V. *	1,722	64,799

		741,116

Commercial & Professional Supplies 0.2%
USG People N.V.	25,022	330,769

Consumer Durables & Apparel 0.1%
TomTom N.V. *	16,396	126,598

Diversified Financials 0.0%
BinckBank N.V.	2,178	20,954

Energy 0.3%
Core Laboratories N.V.	297	55,604
Koninklijke Vopak N.V.	1,937	119,132
SBM Offshore N.V. *	15,232	318,813

		493,549

Food & Staples Retailing 0.1%
X5 Retail Group N.V. - Reg’d GDR *	5,907	96,022

Food, Beverage & Tobacco 0.0%
Koninklijike Wessanen N.V.	9,383	35,162

Materials 0.1%
Koninklijke Ten Cate N.V.	4,064	123,391

Real Estate 0.3%
Corio N.V.	4,131	179,825
Eurocommercial Properties N.V.	1,836	78,010
VastNed Retail N.V.	1,864	86,140
Wereldhave N.V.	1,529	118,804

		462,779

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	2,275	74,726
NXP Semiconductor N.V. *	1,546	65,117

		139,843

Software & Services 0.0%
Unit 4 N.V.	1,368	64,489

Technology Hardware & Equipment 0.1%
TKH Group N.V. CVA	3,169	101,239

Telecommunication Services 0.1%
Ziggo N.V.	2,773	118,876

		2,854,787

New Zealand 0.4%

Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	30,408	97,658

Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	26,488	80,515

Materials 0.0%
Nuplex Industries Ltd.	29,493	85,253

Media 0.1%
Sky Network Television Ltd.	19,320	98,944

Real Estate 0.0%
Kiwi Income Property Trust	22,283	20,143

Telecommunication Services 0.0%
Chorus Ltd.	22,136	48,448

Transportation 0.1%
Air New Zealand Ltd.	20,669	27,497
Auckland International Airport Ltd.	25,547	72,319
Mainfreight Ltd.	2,399	22,984

		122,800

Utilities 0.1%
Contact Energy Ltd.	20,809	90,237
Infratil Ltd.	12,712	26,250

		116,487

		670,248

Norway 1.1%

Banks 0.1%
SpareBank 1 SR Bank A.S.A.	7,229	64,967
Sparebanken 1 SMN	6,798	57,290

		122,257

Capital Goods 0.1%
Vard Holdings Ltd. *	26,000	18,374
Veidekke A.S.A.	12,317	100,348

		118,722

Commercial & Professional Supplies 0.0%
Tomra Systems A.S.A.	6,755	62,126

Diversified Financials 0.0%
Aker ASA, Class A	1,634	51,478

Energy 0.2%
Fred Olsen Energy A.S.A.	2,508	105,395
Kvaerner A.S.A.	14,615	23,809
TGS Nopec Geophysical Co. A.S.A.	5,680	156,221

		285,425

Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	4,155	25,797
Cermaq A.S.A.	5,261	93,236
Leroy Seafood Group A.S.A.	840	25,957

		144,990

Insurance 0.2%
Gjensidige Forsikring A.S.A.	10,452	195,089
Storebrand ASA *	19,512	126,174

		321,263

Media 0.1%
Schibsted A.S.A.	2,772	169,403

Semiconductors & Semiconductor Equipment 0.1%
REC Silicon A.S.A. *	466,634	232,363

Software & Services 0.1%
Atea A.S.A.	6,865	76,070

Transportation 0.1%
Golden Ocean Group Ltd.	66,355	99,991

		1,684,088

Portugal 0.4%

Banks 0.1%
Banco BPI S.A. - Reg’d (a)*	48,089	76,145

See financial notes 43

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.1%
Sonae	136,343	196,930

Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	7,139	131,476

Media 0.1%
Zon Optimus SGPS, S.A.	14,012	96,111

Utilities 0.0%
Redes Energeticas Nacionais S.A.	17,048	51,152

		551,814

Republic of Korea 0.0%

Automobiles & Components 0.0%
Zyle Motor Sales Corp. (b)(c)*	2,480	—

Capital Goods 0.0%
Daewoo Industrial Development Co., Ltd. (b)(c)*	1,773	—

		—

Singapore 1.6%

Capital Goods 0.3%
Cosco Corp., (Singapore) Ltd.	91,431	57,638
SembCorp Marine Ltd. (a)	46,096	166,756
Singapore Technologies Engineering Ltd.	60,000	203,448
United Engineers Ltd.	14,000	20,848

		448,690

Consumer Services 0.0%
Genting Singapore plc	34,000	41,599

Diversified Financials 0.1%
Singapore Exchange Ltd.	20,000	117,993

Energy 0.0%
Sakari Resources Ltd (c)*	18,000	—

Food & Staples Retailing 0.1%
Olam International Ltd. (a)	83,704	103,555

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	365,000	176,245

Real Estate 0.6%
Ascendas REIT	40,000	76,053
CapitaCommercial Trust	41,302	48,872
CapitaLand Ltd.	77,000	192,923
CapitaMall Trust	50,000	81,210
City Developments Ltd.	21,000	173,822
Global Logistic Properties Ltd.	11,000	27,305
Keppel Land Ltd.	19,000	56,644
Suntec Real Estate Investment Trust	43,000	59,184
UOL Group Ltd.	17,000	89,979

		805,992

Telecommunication Services 0.1%
M1 Ltd.	24,000	65,768
StarHub Ltd.	29,000	103,697

		169,465

Transportation 0.3%
Hutchison Port Holdings Trust, Class U	144,000	105,090
Neptune Orient Lines Ltd. (a)*	168,000	143,097
SATS Ltd.	38,749	106,013
Singapore Post Ltd.	62,000	65,359
SMRT Corp., Ltd.	47,000	49,155

		468,714

		2,332,253

Spain 2.3%

Banks 0.2%
Bankinter S.A.	41,819	254,975
Caja de Ahorros del Mediterraneo (b)(c)*	5,382	—

		254,975

Capital Goods 0.8%
Abengoa S.A., B Shares	32,684	79,144
Construcciones y Auxiliar de Ferrocarriles S.A.	113	58,674
Elecnor S.A.	1,748	25,608
Gamesa Corp. Tecnologica S.A. *	61,562	594,509
Obrascon Huarte Lain S.A.	3,150	131,936
Sacyr S.A. *	25,302	136,173
Zardoya Otis S.A.	9,121	158,674

		1,184,718

Commercial & Professional Supplies 0.0%
Prosegur Cia de Seguridad S.A. - Reg’d	10,104	59,948

Diversified Financials 0.1%
Bolsas y Mercados Espanoles	4,543	169,864

Energy 0.1%
Tecnicas Reunidas S.A.	1,775	91,363

Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	7,154	161,377
Pescanova S.A. (b)(c)*	1,125	—
Viscofan S.A.	2,100	111,471

		272,848

Insurance 0.2%
Grupo Catalana Occidente S.A.	2,679	90,636
Mapfre S.A.	62,485	250,920

		341,556

Materials 0.2%
Acerinox S.A. (a)	18,278	240,933

Media 0.2%
Atresmedia Corp de Medios de Comunicaion S.A.	7,281	121,643
Mediaset Espana Comunicacion S.A. *	19,564	238,765

		360,408

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	4,106	61,355
Grifols S.A.	1,861	76,276
Grifols S.A., Class B	697	20,933

		158,564

44 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 0.2%
Indra Sistemas S.A.	14,476	238,721

		3,373,898

Sweden 2.2%

Capital Goods 0.3%
Haldex AB	3,534	25,594
Indutrade AB	2,124	83,091
Lindab International AB *	10,106	98,396
NIBE Industrier AB, B Shares	3,435	65,890
Peab AB	26,004	152,896
Saab AB, Class B	5,217	104,437

		530,304

Commercial & Professional Supplies 0.2%
Intrum Justitia AB	3,465	92,132
Loomis AB, Class B	5,864	140,565

		232,697

Consumer Durables & Apparel 0.2%
JM AB	7,710	219,637
Nobia AB	13,125	114,438

		334,075

Diversified Financials 0.2%
D. Carnegie & Co. AB (b)(c)*	851	—
L E Lundbergforetagen AB, B Shares	2,511	104,906
Ratos AB, B Shares	22,173	191,883

		296,789

Energy 0.0%
Lundin Petroleum AB *	3,431	70,707

Food & Staples Retailing 0.1%
Axfood AB	2,216	114,599

Food, Beverage & Tobacco 0.1%
AarhusKarlshamn AB	1,323	78,273

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	5,737	84,731

Materials 0.2%
BillerudKorsnas AB	8,976	105,301
Hexpol AB	371	27,874
Holmen AB, B Shares	6,034	200,432

		333,607

Media 0.2%
Eniro AB *	8,057	35,006
Modern Times Group AB, B Shares	4,157	226,745

		261,751

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	12,486	140,112

Real Estate 0.2%
Castellum AB	6,114	93,879
Fabege AB	6,835	78,643
Kungsleden AB	15,748	115,670

		288,192

Retailing 0.1%
Bilia AB, A Shares	4,035	97,714
Clas Ohlson AB, B Shares	3,191	50,249
KappAhl AB *	4,419	26,128

		174,091

Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	5,458	163,657

Transportation 0.1%
SAS AB *	53,404	159,794

		3,263,379

Switzerland 2.9%

Banks 0.1%
Banque Cantonale Vaudoise - Reg’d	108	60,012
Valiant Holding AG - Reg’d	860	80,226

		140,238

Capital Goods 0.7%
AFG Arbonia-Forster Holding AG - Reg’d *	2,344	81,247
Belimo Holding AG - Reg’d	9	23,210
Bucher Industries AG - Reg’d	163	45,140
Daetwyler Holding AG	214	27,212
Georg Fischer AG - Reg’d *	436	300,338
Implenia AG	989	66,604
Meyer Burger Technology AG *	3,125	36,668
OC Oerlikon Corp. AG - Reg’d *	7,074	98,896
Rieter Holding AG - Reg’d	437	91,491
Sulzer AG - Reg’d	1,381	216,044
Zehnder Group AG	1,148	54,088

		1,040,938

Commercial & Professional Supplies 0.2%
DKSH Holding Ltd.	1,050	87,604
Gategroup Holding AG *	3,548	93,065
Kaba Holding AG - Reg’d, Series B	151	64,612

		245,281

Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg’d	107	83,902

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d, Series B	392	165,696

Diversified Financials 0.2%
Julius Baer Group Ltd. *	5,268	258,425
Partners Group Holding AG	255	66,102

		324,527

Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg’d *	90	94,032
Emmi AG - Reg’d	116	33,368

		127,400

Health Care Equipment & Services 0.3%
Nobel Biocare Holding AG - Reg’d	11,321	186,767
Sonova Holding AG - Reg’d *	1,261	164,108
Straumann Holding AG - Reg’d	381	75,728

		426,603

Insurance 0.1%
Helvetia Holding AG - Reg’d	323	152,339

See financial notes 45

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.1%
EMS-Chemie Holding AG - Reg’d	336	122,352
Schmolz & Bickenbach AG - Reg’d *	39,272	49,775

		172,127

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Actelion Ltd. - Reg’d *	2,900	224,374
Galenica AG - Reg’d	209	184,716

		409,090

Real Estate 0.1%
Allreal Holding AG - Reg’d	331	45,490
Swiss Prime Site AG - Reg’d *	1,346	101,917

		147,407

Retailing 0.2%
Dufry AG - Reg’d *	728	117,621
Valora Holding AG - Reg’d	605	149,480

		267,101

Software & Services 0.0%
Temenos Group AG - Reg’d	1,014	25,838

Technology Hardware & Equipment 0.1%
Logitech International S.A. - Reg’d	21,553	220,673

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	187	103,633
Panalpina Welttransport Holding AG - Reg’d	1,484	221,786

		325,419

		4,274,579

United Kingdom 12.9%

Banks 0.0%
Paragon Group Cos. plc	9,736	52,817

Capital Goods 1.6%
Ashtead Group plc	21,873	229,845
Bodycote plc	14,280	150,526
Chemring Group plc	19,713	68,747
Fenner plc	10,132	64,915
Galliford Try plc	7,982	146,948
Interserve plc	16,829	165,875
Invensys plc	30,534	245,024
Keller Group plc	9,781	164,827
Kier Group plc	4,431	128,523
Lavendon Group plc	8,865	26,120
Melrose Industries plc	29,539	151,437
Morgan Advanced Materials plc	26,561	129,567
Morgan Sindall Group plc	4,587	58,478
QinetiQ Group plc	60,883	193,229
Rotork plc	2,314	106,019
Senior plc	20,166	96,237
Speedy Hire plc	35,981	37,500
Spirax-Sarco Engineering plc	2,887	135,006
Ultra Electronics Holdings plc	3,454	107,107

		2,405,930

Commercial & Professional Supplies 1.4%
Babcock International Group plc	11,991	245,204
Berendsen plc	17,200	267,855
Cape plc	17,807	78,874
De La Rue plc	12,364	169,456
Homeserve plc	23,515	88,352
Intertek Group plc	3,646	194,511
Mears Group plc	8,074	55,416
Michael Page International plc	26,894	208,756
Mitie Group plc	36,438	183,661
Rentokil Initial plc	140,577	235,183
RPS Group plc	22,291	103,899
Shanks Group plc	69,658	117,933
WS Atkins plc	5,778	114,302

		2,063,402

Consumer Durables & Apparel 0.5%
Bellway plc	11,022	265,480
Berkeley Group Holdings plc	5,000	187,426
Bovis Homes Group plc	8,845	111,274
Guinness Peat Group plc *	282,754	137,729
Redrow plc	14,731	62,564

		764,473

Consumer Services 0.9%
Betfair Group plc	5,702	91,883
Enterprise Inns plc *	162,678	395,221
Greene King plc	17,021	225,235
J.D. Wetherspoon plc	10,730	121,340
Marston’s plc	66,442	161,777
Mitchells & Butlers plc *	34,470	221,426
Restaurant Group plc	11,512	106,237
Spirit Pub Co. plc	42,437	49,827

		1,372,946

Diversified Financials 1.6%
3i Group plc	21,425	128,051
Aberdeen Asset Management plc	23,244	164,959
Ashmore Group plc	11,928	77,295
Close Brothers Group plc	9,236	187,045
F&C Asset Management plc	44,082	71,741
Henderson Group plc	64,712	222,124
IG Group Holdings plc	17,244	169,474
Intermediate Capital Group plc	21,367	163,962
International Personal Finance	15,842	146,405
Investec plc	30,033	210,129
Jupiter Fund Management plc	11,503	73,553
London Stock Exchange Group plc	10,057	264,338
Provident Financial plc	8,177	206,828
Schroders plc	3,882	160,219
Schroders plc, Non Voting Shares	1,700	58,000
Tullett Prebon plc	22,022	112,176

		2,416,299

Energy 0.5%
Bumi plc *	9,503	29,642
Enquest plc *	30,955	66,181
Hargreaves Services plc	2,154	30,082
Hunting plc	8,430	120,437
Petrofac Ltd.	8,305	194,781
Premier Oil plc	16,861	93,819
Subsea 7 S.A.	9,092	192,285

		727,227

46 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.3%
Booker Group plc	116,941	281,657
Greggs plc	17,309	127,665

		409,322

Food, Beverage & Tobacco 0.4%
Britvic plc	13,059	130,867
Cranswick plc	6,183	106,304
Dairy Crest Group plc	21,349	183,857
Greencore Group plc	39,051	112,768

		533,796

Health Care Equipment & Services 0.0%
Synergy Health plc	3,072	51,001

Household & Personal Products 0.1%
PZ Cussons plc	14,670	92,606

Insurance 0.9%
Admiral Group plc	9,006	184,391
Beazley plc	29,329	107,509
Catlin Group Ltd.	27,150	223,037
Direct Line Insurance Group plc	13,208	47,650
Hiscox Ltd.	23,710	251,714
Jardine Lloyd Thompson Group plc	5,976	95,777
Lancashire Holdings Ltd.	16,584	215,917
Phoenix Group Holdings	14,201	177,089

		1,303,084

Materials 0.9%
African Barrick Gold plc	10,745	33,201
Alent plc	6,062	33,689
Croda International plc	3,501	136,811
DS Smith plc	54,602	264,652
Elementis plc	18,890	78,415
Evraz plc *	74,133	140,109
Filtrona plc	8,016	100,784
Hill & Smith Holdings plc	3,566	27,475
Lonmin plc *	42,482	219,427
Petropavlovsk plc	35,340	45,352
Randgold Resources Ltd.	1,137	84,322
RPC Group plc	12,982	106,158
Synthomer plc	6,538	25,492
Victrex plc	2,547	67,311

		1,363,198

Media 0.3%
Cineworld Group plc	11,715	69,666
Trinity Mirror plc *	38,245	81,641
UBM plc	22,821	249,811

		401,118

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	980	20,710
Hikma Pharmaceuticals plc	3,551	68,314

		89,024

Real Estate 0.6%
Derwent London plc	1,440	57,802
Hammerson plc	26,316	222,994
Intu Properties plc	29,816	164,445
Mapeley Ltd. (b)(c)*	2,199	—
Savills plc	10,462	109,036
Segro plc	44,242	231,719
Songbird Estates plc *	37,043	95,032

		881,028

Retailing 0.9%
Darty plc	202,354	266,429
Debenhams plc	135,326	220,761
Halfords Group plc	29,654	200,843
Howden Joinery Group plc	14,340	74,162
John Menzies plc	4,727	62,074
Lookers plc	40,265	83,929
Mothercare plc *	13,804	84,593
N Brown Group plc	8,927	75,019
Sports Direct International plc *	6,904	77,588
WH Smith plc	14,086	203,283

		1,348,681

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	10,692	167,539
CSR plc	10,813	95,246

		262,785

Software & Services 0.2%
Aveva Group plc	1,442	59,748
Computacenter plc	14,380	136,843
Fidessa Group plc	755	24,479
Micro Focus International plc	6,276	82,258
Xchanging plc	26,027	52,999

		356,327

Technology Hardware & Equipment 0.7%
Domino Printing Sciences plc	5,388	59,740
Electrocomponents plc	44,755	213,961
Halma plc	13,918	122,249
Laird plc	33,180	132,732
Pace plc	17,771	86,793
Premier Farnell plc	28,149	101,715
Spectris plc	4,950	183,287
Spirent Communications plc	42,517	75,340
TT Electronics plc	24,145	77,067
Xyratex Ltd.	6,441	64,024

		1,116,908

Telecommunication Services 0.1%
KCOM Group plc	38,987	62,723
TalkTalk Telecom Group plc	33,060	141,521

		204,244

Transportation 0.7%
BBA Aviation plc	35,835	194,234
easyJet plc	8,875	185,906
Go-Ahead Group plc	5,065	136,531
Northgate plc	32,155	233,230
Stagecoach Group plc	25,598	144,432
Stobart Group Ltd. (a)	11,769	26,796
Stolt-Nielsen Ltd.	3,593	101,731

		1,022,860

		19,239,076

Total Common Stock
(Cost $116,055,264)		144,078,170

See financial notes 47

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Preferred Stock 0.4% of net assets

Germany 0.3%

Automobiles & Components 0.1%
Porsche Automobil Holding SE	2,250	210,097

Capital Goods 0.1%
Jungheinrich AG	1,470	91,737

Health Care Equipment & Services 0.0%
Draegerwerk AG & Co. KGAA	430	50,366

Materials 0.1%
Fuchs Petrolub SE	1,505	121,508

		473,708

Italy 0.1%

Insurance 0.1%
Fondiaria-Sai S.p.A. *	12,001	27,956
Unipol Gruppo Finanziario S.p.A.	17,163	77,017

		104,973

Total Preferred Stock
(Cost $380,406)		578,681

Rights 0.0% of net assets

Hong Kong 0.0%

Real Estate 0.0%
New Hotel (b)(c)*	1,600	—

Italy 0.0%

Utilities 0.0%
Hera S.p.A. (a)*	90,692	1,638

Total Rights
(Cost $—)		1,638

Other Investment Company 2.8% of net assets

United States 2.8%
iShares MSCI EAFE Small Cap ETF	82,500	4,121,700

Total Other Investment Company
(Cost $3,757,207)		4,121,700

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.2% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Australian Dollar
1.50%, 11/01/13	10,970	10,368
Canadian Dollar
0.31%, 11/01/13	9,640	9,246
Euro
0.02%, 11/01/13	9,045	12,280
Hong Kong Dollar
0.01%, 11/01/13	21,728	2,803
Singapore Dollar
0.01%, 11/01/13	1,599	1,287
Swedish Krona
0.36%, 11/01/13	75,460	11,645
Citibank
Pound Sterling
0.08%, 11/01/13	14,856	23,820
DNB
Japanese Yen
0.01%, 11/01/13	10,504,517	106,829
Norwegian Krone
0.38%, 11/01/13	126,751	21,292

		199,570

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (d)(e)	145,000	144,999

Total Short-Term Investments
(Cost $344,569)		344,569

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 1.5% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	2,221,642	2,221,642

Total Collateral Invested for Securities on Loan
(Cost $2,221,642)		2,221,642

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $123,152,501 and the unrealized appreciation and depreciation were $29,925,605 and ($3,953,348), respectively, with a net unrealized appreciation of $25,972,257.

48 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

At 10/31/13, the values of certain foreign securities held by the fund aggregating $123,594,538 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,897,364.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange traded fund
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	1	93,765	4,442

See financial notes 49

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

87.9%	Common Stock	295,265,216	310,499,007
9.7%	Preferred Stock	39,367,592	34,183,852
0.8%	Other Investment Company	2,898,912	2,866,050
2.4%	Short-Term Investments	8,425,412	8,425,412

100.8%	Total Investments	345,957,132	355,974,321
(0.8%)	Other Assets and Liabilities, Net		(2,979,662)

100.0%	Total Net Assets		352,994,659

	Number	Value
Security	of Shares	($)

Common Stock 87.9% of net assets

Brazil 5.6%

Banks 1.0%
Banco Bradesco S.A.	70,465	1,129,542
Banco do Brasil S.A.	157,667	2,087,006
Itau Unibanco Holding S.A.	26,800	388,883

		3,605,431

Capital Goods 0.2%
Embraer S.A.	73,003	532,809

Diversified Financials 0.1%
BM&F BOVESPA S.A.	84,542	474,984

Energy 1.7%
Petroleo Brasileiro S.A. - Petrobras	639,553	5,560,207
Ultrapar Participacoes S.A.	21,034	559,171

		6,119,378

Food, Beverage & Tobacco 0.4%
BRF-Brasil Foods S.A.	31,834	747,464
Companhia de Bebidas das Americas	5,280	196,686
JBS S.A.	120,790	434,050

		1,378,200

Materials 1.5%
Companhia Siderurgica Nacional S.A.	253,568	1,379,785
Usinas Siderurgicas de Minas Gerais S.A. *	41,213	208,952
Vale S.A.	219,270	3,486,492

		5,075,229

Software & Services 0.1%
Cielo S.A.	15,900	482,192

Telecommunication Services 0.2%
Oi S.A.	37,814	67,409
Tim Participacoes S.A.	113,033	572,347

		639,756

Utilities 0.4%
Centrais Eletricas Brasileiras S.A.	174,192	552,077
Companhia de Saneamento Basico do Estado de Sao Paulo	39,930	423,157
Companhia Energetica de Minas Gerais	13,296	117,695
CPFL Energia S.A.	50,000	426,843

		1,519,772

		19,827,751

Chile 0.7%

Energy 0.2%
Empresas Copec S.A.	42,795	623,869

Food & Staples Retailing 0.1%
Cencosud S.A.	84,299	343,828

Utilities 0.4%
Empresa Nacional de Electricidad S.A.	315,494	482,544
Enersis S.A.	3,160,271	1,058,113

		1,540,657

		2,508,354

China 11.5%

Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., Class H	296,000	418,491

Banks 4.3%
Agricultural Bank of China Ltd., Class H	1,591,600	766,984
Bank of China Ltd., Class H	7,573,234	3,555,757
Bank of Communications Co., Ltd., Class H	448,000	328,268
BOC Hong Kong (Holdings) Ltd.	218,000	711,951
China Construction Bank Corp., Class H	7,183,000	5,588,565
China Merchants Bank Co., Ltd., Class H	216,850	431,183
Industrial & Commercial Bank of China Ltd., Class H	5,399,172	3,784,960

		15,167,668

Capital Goods 0.3%
China Communications Construction Co., Ltd., Class H	649,000	529,723
China Railway Group Ltd., Class H	693,000	391,333

		921,056

Consumer Durables & Apparel 0.1%
Yue Yuen Industrial Holdings Ltd.	136,000	373,440

50 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 3.1%
China Petroleum & Chemical Corp., Class H	4,850,400	3,926,436
China Shenhua Energy Co., Ltd., Class H	269,500	819,785
CNOOC Ltd.	1,426,000	2,900,443
PetroChina Co., Ltd., Class H	2,861,000	3,258,051

		10,904,715

Food & Staples Retailing 0.1%
China Resources Enterprise Ltd.	132,000	467,489

Insurance 0.6%
China Life Insurance Co., Ltd., Class H	401,000	1,058,551
China Pacific Insurance Group Co., Ltd., Class H	89,000	321,613
People’s Insurance Co., Group of China Ltd., Class H	442,000	208,804
Ping An Insurance (Group) Co. of China Ltd., Class H	65,500	516,484

		2,105,452

Materials 0.1%
China National Building Material Co., Ltd., Class H	268,000	262,033

Real Estate 0.1%
China Overseas Land & Investment Ltd.	138,000	427,665

Retailing 0.2%
Belle International Holdings Ltd.	234,000	329,946
GOME Electrical Appliances Holding Ltd.	3,237,000	500,967

		830,913

Technology Hardware & Equipment 0.1%
Lenovo Group Ltd.	480,000	514,178

Telecommunication Services 2.4%
China Mobile Ltd.	570,600	5,929,476
China Telecom Corp., Ltd., Class H	2,442,000	1,275,590
China Unicom (Hong Kong) Ltd.	717,056	1,121,843

		8,326,909

		40,720,009

Colombia 0.3%

Banks 0.1%
Bancolombia S.A.	15,639	215,699

Energy 0.2%
Ecopetrol S.A.	292,233	694,929

		910,628

Czech Republic 0.4%

Telecommunication Services 0.1%
Telefonica Czech Republic A/S	33,183	541,307

Utilities 0.3%
CEZ A/S	35,047	1,008,537

		1,549,844

Egypt 0.2%

Telecommunication Services 0.2%
Global Telecom Holding *	223,933	757,829

Greece 1.8%

Banks 0.6%
Alpha Bank A.E. *	857,381	767,983
National Bank of Greece S.A. *	158,842	902,196
Piraeus Bank S.A. *	295,060	615,933

		2,286,112

Consumer Services 0.5%
OPAP S.A.	141,502	1,757,126

Telecommunication Services 0.4%
Hellenic Telecommunications Organization S.A. *	99,387	1,250,826

Utilities 0.3%
Public Power Corp. S.A.	64,694	961,462

		6,255,526

Hungary 0.6%

Banks 0.2%
OTP Bank plc	39,595	821,406

Energy 0.3%
MOL Hungarian Oil & Gas plc	12,892	881,475

Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc	298,428	409,837

		2,112,718

India 3.3%

Automobiles & Components 0.2%
Mahindra & Mahindra Ltd.	22,114	319,016
Tata Motors Ltd.	69,719	433,573
Tata Motors Ltd., Class A	11,785	37,091

		789,680

Banks 0.5%
Housing Development Finance Corp., Ltd.	38,137	529,925
ICICI Bank Ltd.	35,517	643,697
State Bank of India	15,535	454,001

		1,627,623

Energy 1.3%
Indian Oil Corp., Ltd.	86,426	283,831
Oil & Natural Gas Corp., Ltd.	280,859	1,342,072
Reliance Industries Ltd.	203,723	3,031,183

		4,657,086

Household & Personal Products 0.1%
Hindustan Unilever Ltd.	37,981	376,523

Materials 0.3%
Hindalco Industries Ltd.	277,576	518,978
Tata Steel Ltd.	105,301	573,432

		1,092,410

See financial notes 51

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 0.6%
Infosys Ltd.	27,365	1,462,371
Tata Consultancy Services Ltd.	16,592	570,083

		2,032,454

Telecommunication Services 0.2%
Bharti Airtel Ltd.	82,693	493,574

Utilities 0.1%
NTPC Ltd.	196,210	475,333

		11,544,683

Indonesia 0.7%

Automobiles & Components 0.2%
PT Astra International Tbk	1,246,000	734,627

Banks 0.1%
PT Bank Rakyat Indonesia (Persero) Tbk	488,500	342,842

Energy 0.1%
PT Bumi Resources Tbk (c)*	6,300,000	253,694

Telecommunication Services 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk	5,373,000	1,117,640

		2,448,803

Malaysia 1.6%

Banks 0.5%
CIMB Group Holdings Berhad	226,900	539,347
Malayan Banking Berhad	190,000	588,927
Public Bank Berhad	132,600	769,594

		1,897,868

Capital Goods 0.2%
Sime Darby Berhad	250,200	755,719

Consumer Services 0.1%
Genting Berhad	148,300	492,359

Food, Beverage & Tobacco 0.1%
IOI Corp. Berhad	226,200	390,211

Telecommunication Services 0.4%
Axiata Group Berhad	301,300	655,880
Telekom Malaysia Berhad	339,500	563,762

		1,219,642

Utilities 0.3%
Tenaga Nasional Berhad	293,000	875,577

		5,631,376

Mexico 3.4%

Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	70,400	449,360
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	29,600	418,248

		867,608

Capital Goods 0.1%
Alfa S.A.B., Class A	186,100	510,349

Food & Staples Retailing 0.3%
Wal-Mart de Mexico S.A.B. de C.V., Series V	377,100	980,378

Food, Beverage & Tobacco 0.5%
Coca-Cola Femsa S.A.B. de C.V., Series L	18,200	221,822
Fomento Economico Mexicano S.A.B. de C.V.	100,400	939,188
Grupo Bimbo S.A.B. de C.V., Series A	159,300	535,141

		1,696,151

Materials 0.8%
Cemex S.A.B. de C.V., Series CPO *	2,044,328	2,174,809
Grupo Mexico S.A.B. de C.V., Series B	253,400	800,369

		2,975,178

Media 0.4%
Grupo Televisa S.A.B., Series CPO	203,500	1,243,093

Telecommunication Services 1.1%
America Movil S.A.B. de C.V., Series L	3,485,000	3,739,485

		12,012,242

Philippines 0.1%

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	4,560	302,592

Poland 2.2%

Banks 0.4%
Bank Pekao S.A.	8,824	552,489
Powszechna Kasa Oszczednosci Bank Polski S.A.	62,410	826,742

		1,379,231

Energy 0.4%
Polski Koncern Naftowy Orlen S.A.	106,997	1,509,461

Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	5,234	796,156

Materials 0.4%
KGHM Polska Miedz S.A.	30,517	1,232,033

Telecommunication Services 0.4%
Telekomunikacja Polska S.A.	402,057	1,302,621

Utilities 0.4%
PGE S.A.	148,809	869,256
Tauron Polska Energia S.A.	363,958	593,715

		1,462,971

		7,682,473

Republic of Korea 19.5%

Automobiles & Components 2.1%
Hyundai Mobis	5,671	1,599,676

52 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hyundai Motor Co.	17,754	4,229,781
Kia Motors Corp.	24,977	1,451,193

		7,280,650

Banks 1.6%
Hana Financial Group, Inc.	33,467	1,286,883
KB Financial Group, Inc.	36,200	1,425,681
Shinhan Financial Group Co., Ltd.	51,500	2,245,586
Woori Finance Holdings Co., Ltd.	65,540	776,469

		5,734,619

Capital Goods 3.6%
Daelim Industrial Co., Ltd.	5,498	510,342
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	13,560	426,997
Doosan Corp.	2,584	346,167
Doosan Heavy Industries & Construction Co., Ltd.	9,200	375,484
Hyundai Engineering & Construction Co., Ltd.	7,333	420,695
Hyundai Heavy Industries Co., Ltd.	8,097	1,933,540
LG Corp.	60,098	3,552,848
Samsung C&T Corp.	20,788	1,233,517
Samsung Heavy Industries Co., Ltd.	17,560	643,879
SK Holdings Co., Ltd.	14,270	2,586,292
SK Networks Co., Ltd.	101,250	635,622

		12,665,383

Consumer Durables & Apparel 0.8%
LG Electronics, Inc.	41,572	2,662,935

Energy 1.0%
GS Holdings	18,458	1,016,430
S-Oil Corp.	9,222	672,947
SK Innovation Co., Ltd.	14,167	1,985,633

		3,675,010

Food & Staples Retailing 0.1%
E-Mart Co., Ltd.	1,371	328,075

Food, Beverage & Tobacco 0.3%
KT&G Corp.	12,779	933,653

Insurance 0.4%
Samsung Fire & Marine Insurance Co., Ltd.	3,401	795,303
Samsung Life Insurance Co., Ltd.	6,006	591,379

		1,386,682

Materials 2.6%
Cheil Industries, Inc.	5,822	493,648
Hanwha Corp.	19,610	742,251
Hyosung Corp.	7,232	487,549
Hyundai Steel Co.	9,193	756,934
LG Chem Ltd.	5,217	1,471,622
Lotte Chemical Corp.	2,639	540,730
POSCO	15,989	4,773,370

		9,266,104

Retailing 0.4%
Lotte Shopping Co., Ltd.	1,352	513,014
Shinsegae Co., Ltd.	3,292	828,773

		1,341,787

Semiconductors & Semiconductor Equipment 4.1%
Samsung Electronics Co., Ltd.	9,631	13,281,711
SK Hynix, Inc. *	44,840	1,349,276

		14,630,987

Software & Services 0.6%
NAVER Corp.	1,034	580,247
SK C&C Co., Ltd.	13,463	1,450,983

		2,031,230

Technology Hardware & Equipment 0.7%
LG Display Co., Ltd. *	59,280	1,387,557
Samsung Electro-Mechanics Co., Ltd.	5,337	409,395
Samsung SDI Co., Ltd.	3,949	658,263

		2,455,215

Telecommunication Services 0.7%
LG Uplus Corp. *	63,200	723,646
SK Telecom Co., Ltd.	8,882	1,935,567

		2,659,213

Utilities 0.5%
Korea Electric Power Corp. *	69,180	1,847,520

		68,899,063

Russia 14.4%

Banks 0.6%
Sberbank of Russia ADR	178,572	2,277,217

Energy 11.6%
Gazprom ADR	1,601,170	14,966,778
Gazprom OAO	71,000	332,929
LUKOIL ADR	227,440	14,895,923
Lukoil OAO	4,800	314,704
NovaTek OAO GDR Reg’d	76,090	977,090
Rosneft Oil Co. GDR - Reg’d	205,574	1,621,929
Surgutneftegas ADR	674,607	5,947,681
Tatneft ADR	44,415	1,824,476

		40,881,510

Materials 0.9%
Mechel ADR *	84,500	267,020
Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	137,278	2,073,677
Severstal GDR - Reg’d	51,134	445,416
Uralkali OJSC GDR - Reg’d	10,500	280,183

		3,066,296

Telecommunication Services 1.1%
Mobile TeleSystems ADR	80,851	1,843,403
Rostelecom OJSC ADR	46,369	1,007,709
Sistema JSFC	403,276	449,029
Sistema JSFC GDR - Reg’d	24,877	665,605

		3,965,746

Utilities 0.2%
Federal Hydrogenerating Co., ADR	249,823	421,625
Russian Grids OAO *	13,500,001	363,461

		785,086

		50,975,855

See financial notes 53

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

South Africa 7.1%

Banks 0.8%
Barclays Africa Group Ltd	33,886	523,376
Nedbank Group Ltd.	23,098	502,193
Standard Bank Group Ltd.	134,934	1,716,643

		2,742,212

Capital Goods 0.7%
Aveng Ltd. *	196,391	576,684
Barloworld Ltd.	66,148	592,565
Bidvest Group Ltd.	46,687	1,243,954

		2,413,203

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd. *	190,845	736,722

Diversified Financials 0.4%
FirstRand Ltd.	266,910	958,204
Remgro Ltd.	21,656	440,970

		1,399,174

Energy 1.3%
Sasol Ltd.	87,696	4,481,072

Food & Staples Retailing 0.1%
Shoprite Holdings Ltd.	24,490	448,476

Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	16,298	478,133

Insurance 0.2%
Sanlam Ltd.	153,514	823,690

Materials 1.2%
Anglo American Platinum Ltd. *	11,605	469,134
AngloGold Ashanti Ltd.	31,985	483,434
ArcelorMittal South Africa Ltd. *	154,553	608,916
Gold Fields Ltd.	150,454	696,514
Impala Platinum Holdings Ltd.	105,923	1,286,612
Kumba Iron Ore Ltd.	8,933	373,580
Sappi Ltd. *	163,390	481,117

		4,399,307

Media 0.3%
Naspers Ltd., N Shares	9,729	910,671

Retailing 0.2%
Imperial Holdings Ltd.	29,186	620,325

Telecommunication Services 1.6%
MTN Group Ltd.	189,770	3,772,088
Telkom SA SOC Ltd. *	530,757	1,384,845
Vodacom Group Ltd.	34,618	397,084

		5,554,017

		25,007,002

Taiwan 12.3%

Banks 0.3%
CTBC Financial Holding Co., Ltd.	842,994	571,830
Mega Financial Holding Co., Ltd.	625,404	541,530

		1,113,360

Capital Goods 0.3%
Far Eastern New Century Corp.	601,137	690,494
Walsin Lihwa Corp. *	1,470,000	455,684

		1,146,178

Consumer Durables & Apparel 0.2%
Pou Chen Corp.	458,267	558,213

Diversified Financials 0.2%
Fubon Financial Holding Co., Ltd.	474,674	695,662

Energy 0.2%
Formosa Petrochemical Corp.	272,330	731,613

Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	332,141	632,506

Insurance 0.2%
Cathay Financial Holding Co., Ltd.	422,142	637,755

Materials 2.4%
China Steel Corp.	1,996,489	1,735,083
Formosa Chemicals & Fibre Corp.	801,442	2,316,435
Formosa Plastics Corp.	667,732	1,814,581
Nan Ya Plastics Corp.	847,811	1,933,720
Taiwan Cement Corp.	395,299	575,314

		8,375,133

Semiconductors & Semiconductor Equipment 2.7%
Advanced Semiconductor Engineering, Inc.	696,094	685,408
MediaTek, Inc.	96,138	1,314,392
Siliconware Precision Industries Co.	585,270	711,083
Taiwan Semiconductor Manufacturing Co., Ltd.	1,578,689	5,818,361
United Microelectronics Corp.	2,692,965	1,142,391

		9,671,635

Technology Hardware & Equipment 4.9%
Innolux Corp. *	1,088,357	431,627
Acer, Inc. *	1,438,496	939,857
Asustek Computer, Inc.	189,041	1,442,779
AU Optronics Corp. *	4,030,800	1,318,442
Compal Electronics, Inc.	2,017,305	1,578,445
Delta Electronics, Inc.	172,025	894,611
Hon Hai Precision Industry Co., Ltd.	1,697,800	4,316,306
HTC Corp.	225,473	1,106,692
Inventec Corp.	1,165,639	1,043,316
Lite-On Technology Corp.	449,700	787,268
Pegatron Corp.	600,264	836,390
Quanta Computer, Inc.	450,500	1,068,041
Synnex Technology International Corp.	275,000	438,716
Wistron Corp.	810,222	760,657
WPG Holdings Ltd.	333,000	405,028

		17,368,175

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd.	541,906	1,739,774
Far EasTone Telecommunications Co., Ltd.	177,622	406,897
Taiwan Mobile Co., Ltd.	124,600	424,997

		2,571,668

		43,501,898

54 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Thailand 1.0%

Energy 0.7%
PTT Exploration & Production PCL	108,800	589,006
PTT PCL	157,687	1,606,001
Thai Oil PCL	215,000	435,181

		2,630,188

Materials 0.1%
PTT Global Chemical PCL	169,600	427,746

Telecommunication Services 0.2%
Advanced Info Service PCL - Reg’d	71,075	582,301

		3,640,235

Turkey 1.2%

Banks 0.5%
Akbank T.A.S.	121,413	474,557
Turkiye Garanti Bankasi A/S	146,279	586,554
Turkiye Halk Bankasi A/S	38,676	310,771
Turkiye Is Bankasi, Class C	158,666	433,457

		1,805,339

Capital Goods 0.2%
KOC Holding A/S	136,582	668,946

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	84,864	401,477

Energy 0.2%
Tupras-Turkiye Petrol Rafinerileri A/S	29,461	665,949

Telecommunication Services 0.2%
Turkcell Iletisim Hizmetleri A/S *	107,711	668,415

		4,210,126

Total Common Stock
(Cost $295,265,216)		310,499,007

Preferred Stock 9.7% of net assets

Brazil 7.9%

Banks 2.0%
Banco Bradesco S.A.	160,730	2,315,627
Itau Unibanco Holding S.A.	265,540	4,108,657
Itausa - Investimentos Itau S.A.	116,822	503,740

		6,928,024

Energy 2.1%
Petroleo Brasileiro S.A.	806,682	7,314,281

Food, Beverage & Tobacco 0.3%
Companhia de Bebidas das Americas	27,202	1,012,019

Materials 2.4%
Bradespar S.A.	33,800	401,754
Gerdau S.A.	211,465	1,668,694
Metalurgica Gerdau S.A.	153,460	1,563,947
Usinas Siderurgicas de Minas Gerais S.A., Class A *	124,680	658,968
Vale S.A.	297,839	4,359,523

		8,652,886

Telecommunication Services 0.4%
Oi S.A.	190,611	318,712
Telefonica Brasil S.A.	44,134	969,525

		1,288,237

Utilities 0.7%
Centrais Eletricas Brasileiras S.A., Class B	133,920	694,548
Companhia Energetica de Minas Gerais	110,438	982,515
Companhia Paranaense de Energia-Copel	25,912	361,347
Eletropaulo Metropolitana S.A.	119,484	531,568

		2,569,978

		27,765,425

Colombia 0.1%

Banks 0.1%
Bancolombia S.A.	20,121	281,769

Republic of Korea 0.7%

Automobiles & Components 0.2%
Hyundai Motor Co.	2,500	271,982
Hyundai Motor Co., 2nd	3,899	440,659

		712,641

Consumer Durables & Apparel 0.0%
LG Electronics, Inc.	7,070	172,231

Materials 0.0%
LG Chem Ltd.	878	111,419

Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co., Ltd.	1,705	1,643,566

		2,639,857

Russia 1.0%

Energy 1.0%
AK Transneft OAO	1,371	3,496,801

Total Preferred Stock
(Cost $39,367,592)		34,183,852

Other Investment Company 0.8% of net assets

United States 0.8%
iShares MSCI Emerging Markets ETF	67,500	2,866,050

Total Other Investment Company
(Cost $2,898,912)		2,866,050

See financial notes 55

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.4% of net assets

Time Deposit 2.1%
Wells Fargo
US Dollar
0.03%, 11/01/13	7,430,418	7,430,418

U.S. Treasury Obligations 0.3%
U.S. Treasury Bills
0.00%, 12/19/13 (a)(b)	100,000	100,000
0.01%, 12/19/13 (a)(b)	895,000	894,994

		994,994

Total Short-Term Investments
(Cost $8,425,412)		8,425,412

End of Investments.

At 10/31/13, the tax basis cost of the fund’s investments was $350,696,164 and the unrealized appreciation and depreciation were $36,850,839 and ($31,572,682), respectively, with a net unrealized appreciation of $5,278,157.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $306,729,784 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
ETF —	Exchange traded fund
GDR —	Global Depositary Receipt
Reg’d —	Registered

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI Emerging Markets, mini, Long, expires 12/20/13	90	4,607,550	141,576

56 See financial notes

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”) as of October 31, 2013, and for the year then ended and have issued our unqualified reports thereon dated December 17, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds’ portfolio holdings (the “Portfolios”) as of October 31, 2013 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.
In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.
December 17, 2013
PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 12/13/13
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 12/13/13

By:	/s/ George Pereira George Pereira
Principal Financial Officer
Date: 12/13/13